Prospectus
May 1, 2025

ELITEDESIGNS® VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69150-02 2025/05/01
6915B (PRS)

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued on or after April 18, 2011)
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the EliteDesigns Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account XIV (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2025
6915B (PRS)
Protected by U.S. Patent No. 7,251,623 B1.
32-69150-02 2025/05/01

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
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Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any uncollected premium taxes. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
Important Information You Should Consider About the Contract

FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	The Company does not assess a withdrawal charge on full or partial withdrawals.	Fee Table Fee Table – Examples Charges and Deductions
Transaction Charges	There are no charges for other transactions.	Not Applicable
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FEES AND EXPENSES	Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The tables below describe the current fees and expenses of the Contract that you may pay each year, depending on the options you choose and the date your Contract was issued. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Contracts issued before December 28, 2012:

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Return of Premium
Death Benefit Rider
Charge
Charges and Deductions
– Administration Charge
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.25%	0.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.11%	5.19%
	Optional benefit available for an additional charge[3]	0.10%	0.10%
1
As a percentage of Contract Value allocated to the Separate Account. The Base
Contract Annual Fee is 0.55% during the Annuity Period.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value

	Contracts issued on or after December 28, 2012:
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.25%	0.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.11%	5.19%
	Optional benefit available for an additional charge[3]	0.35%	0.35%
1
As a percentage of Contract Value allocated to the Separate Account. The Base
Contract Annual Fee is 0.55% during the Annuity Period.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

Lowest Annual Cost: $532.27	Highest Annual Cost: $4,420.28
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
●No optional benefits
●No advisory fees
●No additional Purchase Payments,
transfers or withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of Base
Contract charge, optional benefit and
Underlying Fund fees and expenses
●No advisory fees
●No additional Purchase Payments,
transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
●This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
●Withdrawals may reduce or terminate Contract guarantees and may result in taxes and tax penalties.
●The benefits of tax deferral and long-term income mean the Contract is more beneficial to investors with a long-time horizon.
The Contract – General
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Risks Associated with Investment Options
●An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
●Each investment option has its own unique risks.
●You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations, guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting
www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
●Certain investment options may not be available under your Contract.
●Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
●We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
●We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments
Optional Benefits
●The Return of Premium Death Benefit is only available at Contract issue.
You cannot change or cancel it after issue.
●We reserve the right to stop offering the Return of Premium Death Benefit for purchase at any time.
●We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of the Return of Premium
Death Benefit by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Return of Premium Death Benefit
	TAXES	Location in Prospectus
Tax Implications
●If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
●If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
●Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

The Contract –
Withdrawals to Pay
Advisory Fees
Charges and Deductions
– Deduction of Advisory
Fees
Federal Tax Matters –
Introduction
Federal Tax Matters –
Income Taxation of
Annuities in General—
Non-Qualified Contracts

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
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	CONFLICTS OF INTEREST	Location in Prospectus
Exchange
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) are permitted after the Annuity Start Date. The Return of Premium Death Benefit terminates upon annuitization. The Company will continue to deduct the monthly Return of Premium Death Benefit Rider charge if you elect Annuity Option 5 or 6.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. The Contract includes a standard death benefit equal to the Contract Value reduced by any uncollected premium tax. If you purchased the optional rider that provides an enhanced death benefit, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
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Return of Premium Death Benefit. For an additional cost, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Processing Fee (per transfer)	None
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase the optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administrative Expenses	None
Base Contract Expenses (as a percentage of average Contract Value)	0.45%[1]
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0.10%[2]
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Charge
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0.35%[3]
1  This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.25% and is deducted daily. We reserve the right to apply a higher administration charge to new Subaccounts we add in the future. The mortality and expense risk charge is 0.20% but is reduced to 0.00% for Contract Values of $500,000 or more. Any mortality and expense risk charge above the minimum charge of 0.00% is deducted from your Contract Value on a monthly basis. During the
Annuity Period, the mortality and expense risk charge is 0.30%; thus, during the Annuity Period the Base Contract Expenses are 0.55% in lieu of the amount described above.
2 This is the Optional Benefit Expense for Contracts issued before December 28, 2012.
3 This is the Optional Benefit Expense for Contracts issued on or after December 28, 2012.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.11%	5.19%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.11%	5.06%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2026.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the optional benefit available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$5,960.35	$17,704.61	$29,217.49	$57,017.06
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$5,960.35	$17,704.61	$29,217.49	$57,017.06
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$928.61	$2,901.32	$5,038.70	$11,195.63
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$928.61	$2,901.32	$5,038.70	$11,195.63
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
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Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of the optional benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cybersecurity Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
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Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2024, the Company had total assets under management of approximately $55.1 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.
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We do not guarantee the investment results of the Separate Account. Accumulated Value allocated to a Subaccount will vary based on the investment experience of the corresponding Investment Option in which the Subaccount invests. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen. There is a risk of loss of the entire amount invested.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds, and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that the Owner of a Contract might be treated as the owner of a pro rata share of the Underlying Fund to which the Contract Value is allocated and taxed currently on income and gains attributable to the Underlying Funds.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=NRVA30032.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
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12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Administration Charge.”
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
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Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge upon the Annuity Start Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, the following states impose a premium tax on Purchase Payments applied to a Non-Qualified Contract: California (2.35%), Colorado (2.00%), Maine (2.00%), Nevada (3.50%), South Dakota (1.25% on Purchase Payments up to $500,000 and 0.08% on Purchase Payments over $500,000) and Wyoming (1.00%). California also imposes a premium tax of 0.50% on Purchase Payments applied to a Qualified Contract. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
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Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to a mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Withdrawal Charge Schedule	Annual Mortality and Expense Risk Charge
Less than $500,000	0.20%
$500,000 or more	0.00%
We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.20% (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is 0.25%. The Company guarantees that this charge will not increase for the Subaccounts available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
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Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of certain charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Return of Premium Death Benefit Rider Charge — In addition to the charges and deductions discussed above, you may purchase the Return of Premium Death Benefit rider under the Contract. The Company makes the rider available only at issue.
The Company deducts a monthly charge from your Contract Value for the Return of Premium Death Benefit rider. The Company deducts the monthly charge from your Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract. Thus, the Company may deduct the rider charge during periods where no benefits are provided or payable. The amount of the rider charge is equal to 0.35% (for Contracts issued on or after December 28, 2012) or 0.10% (for Contracts issued before December 28, 2012), on an annual basis, of your Contract Value.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
Payment of Compensation — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 408 or 408A of the Internal Revenue Code ("IRA" or “Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 408 or 408A IRA, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity
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options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit rider) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are noncash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. Subject to the Aggregate Purchase Payment Limit discussed below, the Company will accept, without prior Company approval, an initial Purchase Payment in an amount up to $2,000,000 provided that (i) the Owner age at the time of issue is 81 or older (but not older than the maximum issue age) or (ii) the Contract is issued with a Return of Premium Death Benefit Rider. Subject to the Aggregate Purchase Payment Limit discussed below, the Company will accept without prior Company approval, an initial Purchase Payment in an amount up to $3,000,000 provided that (i) the Owner age at the time of issue is 80 or younger and (ii) the Contract is issued without a Return of Premium Death Benefit Rider. The Company will not accept, without prior Company approval, aggregate Purchase Payments in an amount that exceeds $3,000,000 under all variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner (the “Aggregate Purchase Payment Limit”). The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is
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unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts, and the effective date on which the Subaccounts were closed or will close.
Closed Subaccounts	Effective Date
Alger Capital Appreciation	April 30, 2021
Lord Abbett Series Developing Growth VC	May 5, 2021
Vanguard® VIF Small Company Growth	May 1, 2019
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
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New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
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If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.
●
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
●
If you had Contract Value allocated to the Vanguard® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date
20

you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
21

The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer processing fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
●
the total dollar amount being transferred;
●
the number of transfers you made within a period of time;
●
transfers to and from (or from and to) the same Subaccount;
●
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
●
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners, which may have a negative impact on such other Owners. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000.
22

Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1
Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that
Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the NAA SMid-Cap Value Series Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the NAA SMid-Cap Value Series Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB Discovery Value, AB Relative Value, AB Sustainable Global Thematic, AB VPS Dynamic Asset Allocation	30 days
Alger Capital Appreciation[1], Alger Large Cap Growth	30 days
Allspring Opportunity VT, Allspring VT Discovery All Cap Growth	30 days
ALPS/Alerian Energy Infrastructure	30 days
AFIS Capital World Growth and Income, AFIS U.S. Government Securities, AFIS
Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS®
Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global
Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income,
American Funds IS® International, American Funds IS® International Growth and Income,
American Funds IS® Mortgage, American Funds IS® New World
30 days
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital
Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I.,
BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA
Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA
International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA
U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
Donoghue Forlines Dividend VIT Fund, Donoghue Forlines Momentum VIT Fund	Unlimited
DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
Federated Hermes Fund for U.S. Government Securities II	Unlimited
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap,
Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth
Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment
Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate,
Fidelity® VIP Strategic Income
60 days
23

Subaccount	Transfer Block Restriction (# of Calendar Days)
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP
Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund,
Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap
Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP
Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value,
Goldman Sachs VIT Mid Cap Growth, Goldman Sachs VIT Mid Cap Value, Goldman
Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days
Guggenheim VIF Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Total Return Bond	30 days
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco
V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco
V.I. Core Equity, Invesco V.I. Discovery Mid Cap Growth, Invesco V.I. Equally-Weighted S&P
500, Invesco V.I. Equity and Income, Invesco V.I. EQV International Equity, Invesco V.I.
Global, Invesco V.I. Global Core Equity, Invesco V.I. Global Real Estate, Invesco V.I. Global
Strategic Income, Invesco V.I. Government Securities, Invesco V.I. Growth and Income,
Invesco V.I. Health Care, Invesco V.I. High Yield, Invesco V.I. Main Street Mid Cap Fund®,
Invesco V.I. Main Street Small Cap Fund®, Invesco V.I. Small Cap Equity
30 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC2, Lord
Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord
Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord
Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
LVIP American Century VP Disciplined Core, LVIP American Century Inflation Protection,
LVIP American Century International, LVIP American Century Mid Cap Value, LVIP
American Century Value, LVIP JPMorgan Core Bond, LVIP JPMorgan Small Cap Core,
LVIP JPMorgan U.S. Equity
30 days
Macquarie VIP Asset Strategy, Macquarie VIP Balanced, Macquarie VIP Core Equity,
Macquarie VIP Energy, Macquarie VIP Global Growth, Macquarie VIP Growth, Macquarie
VIP High Income, Macquarie VIP International Core Equity, Macquarie VIP Limited-Term
Bond, Macquarie VIP Mid Cap Growth, Macquarie VIP Natural Resources, Macquarie VIP
Science and Technology, Macquarie VIP Small Cap Growth, Macquarie VIP Smid Cap
Core, Macquarie VIP Value
60 days
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High
Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS®
VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery,
MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT
Utilities
30 days
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
NAA All Cap Value Series, NAA Large Cap Value Series, NAA Large Core Series, NAA
Large Growth Series, NAA Mid Growth Series, NAA Small Cap Value Series, NAA Small
Growth Series, NAA SMid-Cap Value Series, NAA World Equity Income Series
30 days
Neuberger Berman AMT Sustainable Equity	30 days
24

Subaccount	Transfer Block Restriction (# of Calendar Days)
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global
Managed Asset Allocation, PIMCO VIT High Yield, PIMCO VIT International Bond
(Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term,
PIMCO VIT Total Return
30 days
Putnam VT Core Equity, Putnam VT Diversified Income, Putnam VT Global Asset
Allocation, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Growth,
Putnam VT Large Cap Value, Putnam VT Small Cap Growth
30 days
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF
Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy, Rydex
VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe 1.25x
Strategy, Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x Strategy,
Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet, Rydex VIF
Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF
Inverse Mid-Cap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse
Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x
Strategy, Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100®,
Rydex VIF NASDAQ-100® 2x Strategy, Rydex VIF Nova, Rydex VIF Precious Metals,
Rydex VIF Real Estate, Rydex VIF Retailing, Rydex VIF Russell 2000® 1.5x Strategy,
Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF S&P
500 Pure Growth, Rydex VIF S&P 500 Pure Value, Rydex VIF S&P MidCap 400 Pure
Growth, Rydex VIF S&P MidCap 400 Pure Value, Rydex VIF S&P SmallCap 600 Pure
Growth, Rydex VIF S&P SmallCap 600 Pure Value, Rydex VIF Strengthening Dollar 2x
Strategy, Rydex VIF Technology, Rydex VIF Telecommunications, Rydex VIF
Transportation, Rydex VIF U.S. Government Money Market, Rydex VIF Utilities, Rydex VIF
Weakening Dollar 2x Strategy
Unlimited
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS®
Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF,
TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF
Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF
High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard®
VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term
Investment Grade, Vanguard® VIF Small Company Growth[3], Vanguard® VIF Total Bond
Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total
Stock Market Index
30 days
Victory Pioneer Bond VCT, Victory Pioneer Equity Income VCT, Victory Pioneer High Yield VCT, Victory Pioneer Strategic Income VCT	30 days
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series,
Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth
Series, Virtus Tactical Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY CBRE Global Real Estate Portfolio, VY CBRE Real Estate Portfolio	30 days
25

Subaccount	Transfer Block Restriction (# of Calendar Days)
Western Asset Variable Global High Yield Bond	30 days
1
You may transfer Contract Value to the Alger Capital Appreciation Subaccount only if you had Contract Value allocated to that Subaccount on
April 30, 2021.
2
You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May 5, 2021.
3
You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that
Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, or Underlying Fund shareholders involves judgments that are inherently
26

subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Redwood, Rydex and certain Federated Subaccounts (see chart above), which do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
●
Investment performance of the Subaccounts to which you have allocated Contract Value,
●
Payment of Purchase Payments,
●
Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
●
Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any application requirements that the transaction be in good order, as described herein). The
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price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.”
Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0% annually, and (5) the administration charge for that Subaccount, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0% and the administration charge of 0.25% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 15 minutes prior to any announced closing (generally 2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under applicable law. Withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7). See “Annuity
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Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Premium Tax Charge.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals to pay investment advisory fees. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable premium tax charge. Alternatively, you may request that any premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such premium tax charge . See “Premium Tax Charge.”
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal to pay investment advisory fees, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. The deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce the death benefit, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
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A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charges and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any uncollected premium taxes (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments or (2) Contract Value, plus any charges deducted from such Contract Value.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner, and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs
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on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any uncollected premium tax.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
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Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	●The death benefit will be reduced by any uncollected premium tax.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option.
●The minimum amount that may be transferred to any one
Subaccount is $25.00.
●The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
●Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
●After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	●The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	●The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option.
●Each payment must be at least $100 (unless we consent
otherwise).
●Withdrawals may be subject to income tax and penalties.
●If an Owner is enrolled in the Dollar Cost Averaging or Asset
Reallocation Options, the Owner may not elect to receive
systematic withdrawals from any Subaccount that is part of the
Dollar Cost Averaging or Asset Reallocation Options.

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Optional Benefit
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.10% (for Contracts issued before December 28, 2012)
●The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
●We will reduce the death benefit offered under this rider by any uncollected premium tax.
●If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative
Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
●The Owner and any Joint Owner must be 80 or younger on the
Contract Date.
●Certain withdrawals could significantly reduce or even terminate the benefit, including systematic withdrawals and withdrawals used to pay investment adviser fees.
●The Company will continue to deduct the rider charge after the
Annuity Start Date if you elect Annuity Option 5 or 6.
●Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could
significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

0.35% (for Contracts issued on or after December 28, 2012)
Return of Premium Death Benefit — For an additional charge, as reflected in the Fee Table, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”
The rider is only available at issue. You cannot change or cancel the rider after it has been issued. Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.
Contract Value; or
2.
The sum of all Purchase Payments (not including any Credit Enhancements) less an adjustment for any withdrawals and withdrawal charges (including systematic withdrawals and withdrawals to pay investment advisory fees).
In the event of a withdrawal (including a systematic withdrawal or a withdrawal to pay investment advisory fees), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal reduces Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your total Purchase Payments, your Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
●
For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000). After the withdrawal, your death benefit is $83,333. Note that your death benefit decreased by more than the dollar amount of your withdrawal.
See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due.
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Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by any uncollected premium tax, and, if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (however, if the death benefit is 1 above, we will not reduce the death benefit by any Credit Enhancements).
Note: If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15, 20 or 30 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the
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Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charges and any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charges and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the
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remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made.
Option 5 — Payments for a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 30 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15, 20 or 30 years, as elected by the Owner. This option differs from Annuity Option 5 in that Annuity Payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Annuity Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Annuity Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is
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allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with an IRA, reference should be made to the terms of the particular IRA and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, IRAs generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches their “applicable age” as defined in the Code. If the Annuitant attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If Annuitant attains age 74 after 2032, their applicable age is 75. In addition, under an IRA, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
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Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Business Disruption and Cybersecurity Risks — We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g. affecting the internet, cloud services, or other infrastructure) or targeted (e.g. failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).
Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.
Systems failures and cybersecurity incidents affecting us, our affiliates, the Underlying Funds, intermediaries, service providers, and other third parties on whom we rely may adversely affect your contract value and interfere with our ability to process contract transactions and calculate contract values. Systems failures and cybersecurity breaches may cause us to be unable to process orders from our website or with the Underlying Funds, cause us to be unable to calculate unit values and/or the Underlying Funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value.
The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.
In addition, we are also exposed to risks related to natural and man-made disasters including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect
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our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of contract transactions, including processing orders from Owners and orders with the Underlying Funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the Underlying Funds and the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, effective for plan years beginning in 2024, distributions of employee elective deferrals, qualified nonelective contributions, qualified matching contributions, and gains attributable to such contributions may now be made on account of hardship. Under prior provisions, distributions on account of hardship generally were limited to amounts attributable to employee elective deferrals. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement
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plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case, due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.
The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
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Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this
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“partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
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Qualified Contracts — The Contract may be used with IRAs that meet the requirements of Section 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for an IRA, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the IRA. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to IRAs are subject to limitations that vary depending on the circumstances. In addition, early distributions from IRAs may be subject to penalty taxes. Furthermore, distributions from IRAs are subject to certain minimum distribution rules. Failure to comply with these rules could subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. Please note that for Owners who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Owners and Beneficiaries should consult a tax adviser if they may be affected by these changes. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of IRAs and the use of the Contract therewith:
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $7,500 or $8,000 for owners age 50 or older (for 2025) or (ii) 100% of the individual’s taxable compensation (for 2025).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 in 2025 (indexed for inflation in future tax years). However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($126,000 to $146,000 for a married couple filing a joint return and $79,000 to $89,000 for a single taxpayer in 2025). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $236,000 to $246,000 (for 2025). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements. Amounts in a traditional IRA must generally be distributed or begin to be distributed on the date that the contract owner reaches their applicable age (as defined above), regardless of the contract owner’s retirement date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary). Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
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The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $150,000 to $165,000 in adjusted gross income for 2025 ($236,000 to $246,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv)
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made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
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Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
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The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive an annual and semiannual shareholder report for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. The shareholder reports contain information required by federal securities laws and will also be available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=NRVA30032.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written
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request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Alison Pollock, Esq., Assistant General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through SDL’s registered representatives, as well as through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives of SDL and of Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2024, 2023, and 2022, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $630,280, $813,931, and $1,204,064, respectively. SDL passes through commissions it receives either to the SDL registered representatives involved in the sales process or to the Selling Broker-Dealers for their sales of the Contract, as applicable. SDL does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to SDL Registered Representatives. Registered representatives of SDL may assist potential Owners in purchasing a Contract, for example, by assisting with the Contract application. In addition to a base salary and customary employee benefits, these registered representatives may receive up to 0.60% of the
49

Purchase Payments applied to a Contract sold in the region covered by the applicable registered representative. They also may be eligible for periodic bonus payments. SDL registered representatives may also receive non-cash compensation from the Company, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), and entertainment, merchandise and other similar items.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 0.75% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 0.05% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2024 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Planning Corporation; Commonwealth Financial Network; GWN Securities, Inc.; Innovation Partners, LLC; The Leaders Group, Inc.; Lincoln Investment Planning, LLC; LPL Financial, LLC; OFG Financial Services, Inc.; Osaic Wealth, Inc.; and PlanMember Securities Corporation.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be
50

obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=NRVA30032.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=NRVA30032. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
51

APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended or updated from time to time, and can be found online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=NRVA30032. You can view, download, and print copies of Underlying Fund documents at this website. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://www.securitybenefit.com/performance.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Mid Cap Value	AB Discovery Value – Class B Adviser: AllianceBernstein L.P.	1.06%	9.72%	8.57%	7.36%
Large Cap Value	AB Relative Value – Class B Adviser: AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Global Equity	AB Sustainable Global Thematic – Class B Adviser: AllianceBernstein L.P.	1.21%	5.96%	8.77%	9.45%
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.13%	10.43%	3.15%	3.82%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.02%	13.70%	7.04%	8.17%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management Company	0.83%	0.44%	-0.13%	0.84%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management Company	0.90%	18.85%	11.92%	9.99%
Large Cap Growth	Alger Capital Appreciation – Class S2 Adviser: Fred Alger Management, LLC	1.19%	47.77%	17.55%	15.25%
Large Cap Growth	Alger Large Cap Growth – Class I-2 Adviser: Fred Alger Management, LLC	0.87%	42.89%	16.79%	13.87%
Mid Cap Blend	Allspring Opportunity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.08%	15.05%	11.72%	10.78%
Large Cap Growth	Allspring VT Discovery All Cap Growth – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.07%	21.00%	10.75%	12.12%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.31%	40.60%	14.15%	5.07%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.79%	16.11%	8.04%	8.05%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	0.98%	-3.32%	-2.65%	-0.33%
A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.01%	13.39%	9.49%	10.46%
Global Equity	American Funds IS® Global Small Capitalization – Class 4 Adviser: Capital Research and Management Company	1.20%	2.12%	2.74%	5.54%
Large Cap Growth	American Funds IS® Growth – Class 4 Adviser: Capital Research and Management Company	0.84%	31.29%	18.53%	16.29%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.78%	23.93%	12.73%	11.93%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.03%	2.93%	0.97%	3.75%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.06%	3.11%	2.28%	3.73%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management Company	0.88%	0.35%	-0.30%	0.78%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.14%	6.33%	4.29%	5.96%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class III Adviser: BlackRock Advisors, LLC	1.06%	25.11%	13.81%	12.07%
Large Cap Value	BlackRock Basic Value V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	10.05%	8.72%	7.48%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class III Adviser: BlackRock Advisors, LLC	1.47%	31.93%	15.84%	14.77%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	9.71%	7.98%	8.79%
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited; BlackRock International Limited	1.16%	9.01%	5.74%	5.33%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.89%	7.85%	4.17%	4.74%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class III Adviser: BlackRock Advisors, LLC	1.22%	31.39%	15.88%	15.01%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	7.96%	7.70%	8.33%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.15%	25.39%	15.29%	14.79%
A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Mellon Investments Corporation	0.52%	24.34%	13.92%	12.53%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co., LLC	1.10%	12.48%	11.66%	11.28%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.48%	15.10%	10.74%	N/A
Global Bond	Dimensional VA Global Bond Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.21%	5.38%	0.81%	1.53%
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.44%	11.99%	7.77%	6.95%
International Equity	Dimensional VA International Small Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.39%	3.82%	4.11%	5.91%
International Equity	Dimensional VA International Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.28%	6.62%	7.08%	5.62%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.12%	5.48%	1.91%	1.57%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.21%	13.38%	8.43%	8.52%
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.28%	8.14%	12.55%	9.46%
Large Value	Donoghue Forlines Dividend VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	2.76%	12.76%	3.75%	1.43%
Tactical Allocation	Donoghue Forlines Momentum VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	1.56%	23.03%	7.90%	6.83%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.23%	5.79%	5.51%	5.20%
A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Floating Rate Bond	Eaton Vance VT Floating-Rate Income - Initial Class Adviser: Eaton Vance Management	1.19%	7.68%	4.24%	3.92%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.97%	0.58%	-1.14%	0.45%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	1.12%	5.85%	2.92%	4.22%
Balanced/Asset Allocation	Fidelity® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.67%	15.58%	10.57%	9.35%
Large Cap Blend	Fidelity® VIP Contrafund® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.81%	33.45%	16.74%	13.33%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC	0.57%	16.57%	10.28%	8.35%
Emerging Markets	Fidelity® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	1.13%	9.71%	4.09%	5.78%
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.74%	21.91%	13.10%	11.11%
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	38.54%	18.46%	17.93%
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.07%	8.62%	2.47%	3.90%
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.34%	24.59%	14.12%	12.71%
A-4

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Intermediate Term Bond	Fidelity® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.63%	1.50%	0.20%	1.68%
Mid Cap Growth	Fidelity® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	17.18%	11.06%	8.94%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.98%	4.81%	5.50%	6.06%
Specialty-Sector	Fidelity® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.86%	6.25%	1.94%	3.67%
Multi-Sector Bond	Fidelity® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.89%	5.78%	2.54%	3.34%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.87%	30.44%	13.64%	12.67%
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.00%	17.99%	9.63%	9.30%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.73%	7.20%	5.29%	5.27%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.07%	26.30%	13.42%	12.71%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.16%	4.66%	6.42%	5.87%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.89%	10.79%	10.30%	10.44%
A-5

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.91%	11.71%	8.36%	8.17%
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.09%	11.04%	9.75%	9.32%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.05%	4.02%	1.19%	1.98%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.78%	1.37%	-0.52%	0.53%
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.34%	5.80%	5.19%	4.61%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.06%	16.74%	9.59%	7.74%
Mid Cap Growth	Goldman Sachs VIT Mid Cap Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.38%	20.23%	11.04%	10.20%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.09%	12.12%	9.57%	7.71%
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.12%	18.76%	8.73%	8.69%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.04%	31.99%	16.47%	14.61%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.30%	6.83%	3.83%	3.84%
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	2.23%	0.37%	3.73%	0.75%
High Yield Bond	Guggenheim VIF High Yield Adviser: Guggenheim Partners Investment Management, LLC	1.32%	7.63%	3.73%	4.43%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.87%	-3.66%	2.43%	1.68%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Guggenheim Partners Investment Management, LLC	0.98%	3.09%	1.01%	2.51%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.42%	-1.81%	2.83%	4.15%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
A-6

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.57%	3.56%	2.51%	3.57%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.05%	25.29%	12.07%	9.15%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
Large Blend	Invesco V.I. Equally-Weighted S&P 500 – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.59%	12.47%	10.20%	9.65%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	11.91%	8.12%	7.09%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.24%	16.72%	7.62%	6.93%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.27%	-2.11%	-2.64%	1.26%
Multi-Sector Bond	Invesco V.I. Global Strategic Income – Series II Adviser: Invesco Advisers, Inc.	1.19%	2.79%	-0.43%	1.28%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.95%	1.48%	-0.40%	0.67%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.00%	15.72%	9.81%	8.53%
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.24%	3.87%	3.38%	5.13%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.14%	7.59%	2.72%	3.55%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.19%	16.79%	8.83%	7.68%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.20%	17.85%	10.60%	7.82%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.97%	15.32%	9.61%	12.12%
A-7

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Henderson Investors US LLC	0.83%	28.14%	15.12%	15.36%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Henderson Investors US LLC	1.18%	12.80%	6.86%	7.33%
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Henderson Investors US LLC	1.13%	5.58%	6.95%	5.29%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.92%	34.96%	16.49%	14.25%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	6.72%	1.90%	3.73%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.25%	22.18%	7.27%	8.59%
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	22.14%	12.23%	11.16%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.19%	16.65%	8.81%	7.91%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.93%	20.60%	10.37%	9.05%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.13%	30.61%	7.67%	9.37%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.14%	14.90%	9.21%	6.83%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.71%	2.66%	0.11%	1.50%
Large Cap Value	LVIP American Century Disciplined Core Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.00%	12.84%	7.91%	7.97%
Inflation- Protected Bond	LVIP American Century Inflation Protection – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.76%	1.54%	1.22%	1.73%
International Equity	LVIP American Century International – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.19%	2.46%	3.39%	4.77%
Mid Cap Value	LVIP American Century Mid Cap Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.03%	8.52%	7.13%	7.87%
A-8

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Value	LVIP American Century Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.91%	9.29%	8.41%	8.01%
Intermediate Core Bond	LVIP JPMorgan Core Bond – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.72%	1.46%	-0.19%	1.24%
Small Cap Blend	LVIP JPMorgan Small Cap Core – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	1.00%	11.44%	6.77%	7.02%
Large Cap Blend	LVIP JPMorgan U.S. Equity – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.90%	23.68%	15.45%	13.11%
Global Allocation	Macquarie VIP Asset Strategy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.03%	12.44%	6.56%	5.27%
Balanced/Asset Allocation	Macquarie VIP Balanced - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.04%	15.60%	8.30%	7.14%
Large Cap Growth	Macquarie VIP Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	25.69%	14.99%	12.09%
Specialty-Sector	Macquarie VIP Energy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.24%	-5.60%	5.79%	-1.89%
Global Equity	Macquarie VIP Global Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.27%	17.08%	10.48%	9.27%
Large Cap Growth	Macquarie VIP Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	23.89%	16.13%	15.26%
High Yield Bond	Macquarie VIP High Income - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.97%	6.20%	3.51%	4.13%
A-9

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
International Equity	Macquarie VIP International Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.17%	3.79%	4.71%	4.24%
Short Term Bond	Macquarie VIP Limited-Term Bond - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.84%	4.33%	1.64%	1.74%
Mid Cap Growth	Macquarie VIP Mid Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.16%	2.20%	7.96%	9.88%
Specialty-Sector	Macquarie VIP Natural Resources - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.28%	-0.58%	5.81%	0.98%
Specialty-Sector	Macquarie VIP Science and Technology - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.16%	30.59%	14.05%	13.54%
Small Cap Growth	Macquarie VIP Small Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	14.26%	6.25%	7.53%
Small Cap Blend	Macquarie VIP Smid Cap Core - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	14.26%	7.79%	8.41%
Large Cap Value	Macquarie VIP Value - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.02%	6.47%	7.96%	7.52%
Emerging Markets	MFS® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	2.09%	11.31%	0.24%	3.14%
Global Allocation	MFS® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.13%	4.68%	2.87%	3.66%
High Yield Bond	MFS® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.05%	6.53%	2.93%	3.98%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.04%	15.98%	12.16%	12.91%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.22%	2.78%	3.64%	4.95%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.17%	6.97%	4.88%	7.26%
A-10

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.04%	19.22%	11.12%	10.81%
Small Cap Growth	MFS® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.20%	6.44%	4.71%	8.92%
Large Cap Blend	MFS® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.04%	18.56%	11.60%	11.38%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	7.46%	5.89%	6.20%
Intermediate Term Bond	MFS® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	2.33%	0.14%	1.64%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.05%	11.34%	5.61%	6.02%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.58%	11.28%	0.87%	2.87%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.51%	7.72%	1.23%	3.03%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	14.58%	8.63%	8.05%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.86%	10.17%	5.53%	5.54%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.97%	5.29%	1.75%	2.50%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.87%	12.67%	7.32%	7.00%
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.92%	7.97%	3.81%	4.13%
Multi Cap Value	NAA All Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.13%	10.25%	8.87%	8.54%
Large Cap Value	NAA Large Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.02%	13.46%	9.70%	8.86%
A-11

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	NAA Large Core Series Adviser: New Age Alpha Advisors, LLC	1.16%	25.88%	14.10%	12.69%
Large Cap Growth	NAA Large Growth Series Adviser: New Age Alpha Advisors, LLC	1.15%	32.18%	17.69%	15.83%
Mid Cap Growth	NAA Mid Growth Series Adviser: New Age Alpha Advisors, LLC	1.16%	17.37%	9.98%	10.38%
Small Cap Value	NAA Small Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.27%	8.51%	7.56%	6.57%
Small Cap Growth	NAA Small Growth Series Adviser: New Age Alpha Advisors, LLC	1.45%	12.76%	7.06%	8.07%
Mid Cap Value	NAA SMid-Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.15%	9.05%	8.67%	8.42%
Global Equity	NAA World Equity Income Series Adviser: New Age Alpha Advisors, LLC	1.14%	12.59%	8.33%	7.69%
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.89%	25.84%	13.97%	11.44%
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	2.44%	3.57%	4.31%	4.25%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	2.54%	3.97%	6.98%	1.55%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.38%	7.42%	0.82%	3.27%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.18%	-0.60%	-0.43%	0.72%
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.39%	10.75%	6.03%	5.75%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.90%	6.78%	3.25%	4.39%
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.08%	-3.50%	-3.26%	-0.84%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.77%	4.39%	0.98%	1.18%
Inflation- Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	1.17%	2.03%	1.83%	2.05%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.72%	5.95%	2.66%	2.29%
A-12

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.89%	2.43%	-0.13%	1.43%
Multi Cap Blend	Putnam VT Core Equity – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.93%	26.96%	16.06%	13.17%
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	1.09%	5.76%	-0.04%	1.95%
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited; The Putnam Advisory Company, LLC	1.15%	16.36%	8.00%	7.00%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	0.98%	7.86%	3.38%	4.25%
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	0.85%	2.32%	-1.41%	1.03%
Large Cap Growth	Putnam VT Large Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.89%	33.41%	17.91%	16.21%
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.80%	19.14%	12.45%	10.88%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	1.18%	23.33%	12.97%	9.64%
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.80%	23.11%	5.15%	6.15%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.78%	-2.47%	7.17%	6.42%
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.79%	-1.40%	2.11%	3.52%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	2.00%	8.29%	6.11%	0.05%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.78%	4.42%	3.55%	4.80%
A-13

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty	Rydex VIF Dow 2x Strategy Adviser: Security Investors, LLC	1.89%	20.63%	11.13%	15.58%
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.78%	16.13%	21.13%	19.69%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.78%	0.07%	8.35%	0.21%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.78%	-7.90%	0.19%	-9.33%
International Equity	Rydex VIF Europe 1.25x Strategy Adviser: Security Investors, LLC	1.91%	-3.00%	3.80%	3.52%
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.79%	22.26%	9.03%	8.33%
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy Adviser: Security Investors, LLC	1.46%	-12.46%	-10.37%	-4.02%
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.78%	0.14%	5.47%	6.51%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.74%	6.68%	1.50%	3.71%
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.79%	23.40%	8.91%	10.93%
Specialty	Rydex VIF Inverse Dow 2x Strategy Adviser: Security Investors, LLC	1.88%	-15.94%	-24.02%	-23.94%
Specialty	Rydex VIF Inverse Government Long Bond Strategy Adviser: Security Investors, LLC	5.19%	16.91%	7.26%	1.10%
Specialty	Rydex VIF Inverse Mid-Cap Strategy Adviser: Security Investors, LLC	1.89%	6.36%	-11.74%	-10.57%
Specialty	Rydex VIF Inverse NASDAQ-100® Strategy Adviser: Security Investors, LLC	1.93%	-15.79%	-18.59%	-17.35%
Specialty	Rydex VIF Inverse Russell 2000® Strategy Adviser: Security Investors, LLC	1.89%	-5.64%	-11.13%	-10.29%
Specialty	Rydex VIF Inverse S&P 500 Strategy Adviser: Security Investors, LLC	1.89%	-13.11%	-13.36%	-12.21%
International Equity	Rydex VIF Japan 2x Strategy Adviser: Security Investors, LLC	1.68%	1.01%	-1.35%	6.25%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.79%	16.50%	4.77%	6.43%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy Adviser: Security Investors, LLC	1.87%	15.26%	9.51%	9.99%
Large Cap Growth	Rydex VIF NASDAQ-100® Adviser: Security Investors, LLC	1.76%	23.91%	17.87%	16.48%
A-14

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Growth	Rydex VIF NASDAQ-100® 2x Strategy Adviser: Security Investors, LLC	1.97%	41.90%	27.93%	28.15%
Large Cap Blend	Rydex VIF Nova Adviser: Security Investors, LLC	1.74%	32.76%	16.37%	15.44%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.69%	8.12%	4.01%	6.67%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.79%	5.03%	1.22%	3.44%
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.79%	16.60%	9.90%	7.99%
Small Cap Blend	Rydex VIF Russell 2000® 1.5x Strategy Adviser: Security Investors, LLC	1.94%	10.95%	4.79%	6.95%
Small Cap Blend	Rydex VIF Russell 2000® 2x Strategy Adviser: Security Investors, LLC	1.97%	9.55%	2.34%	6.32%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy Adviser: Security Investors, LLC	1.96%	42.25%	18.36%	18.43%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.69%	26.67%	9.44%	9.23%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.69%	10.84%	6.32%	5.99%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.69%	16.15%	8.58%	6.25%
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.69%	4.42%	12.27%	8.56%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.69%	8.19%	4.21%	5.62%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.69%	3.74%	9.22%	5.40%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy Adviser: Security Investors, LLC	2.13%	21.01%	6.23%	4.68%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.78%	23.97%	16.19%	15.82%
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.82%	15.73%	1.71%	3.07%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.79%	1.56%	7.13%	5.26%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.43%	3.89%	1.67%	0.98%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.79%	19.86%	4.09%	6.09%
A-15

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty	Rydex VIF Weakening Dollar 2x Strategy Adviser: Security Investors, LLC	2.10%	-13.21%	-7.24%	-6.27%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	0.99%	35.17%	14.18%	14.48%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	0.98%	11.38%	8.21%	8.00%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	1.42%	5.81%	8.20%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc.	0.84%	4.70%	1.72%	1.56%
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.37%	7.67%	0.88%	3.98%
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel, LLC	1.08%	-1.00%	2.60%	2.38%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.77%	-11.37%	-4.85%	-2.03%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited Sub-Adviser: Templeton Asset Management Ltd.	1.18%	5.40%	4.60%	4.08%
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	1.36%	-2.27%	10.31%	5.45%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	11.72%	7.98%	N/A
Balanced/Asset Allocation	TOPS® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	6.58%	4.40%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.81%	5.76%	3.50%	N/A
Balanced/Asset Allocation	TOPS® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	10.48%	7.10%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.01%	5.28%	-2.28%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	7.86%	3.96%	N/A
A-16

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	3.19%	2.21%	N/A
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	8.48%	5.79%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.58%	14.41%	5.46%	6.69%
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.30%	-3.09%	7.28%	0.57%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.20%	14.80%	8.18%	8.37%
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	13.41%	11.86%	12.37%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	7.49%	4.04%	4.90%
Large Cap Value	Vanguard® VIF Diversified Value Adviser: Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC	0.28%	14.89%	12.24%	9.76%
Large Cap Value	Vanguard® VIF Equity Income Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.29%	15.12%	9.85%	9.89%
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	24.84%	14.36%	12.95%
Global Bond	Vanguard® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	2.03%	-0.23%	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.34%	33.14%	15.96%	14.67%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.24%	6.30%	3.37%	4.53%
International Equity	Vanguard® VIF International Adviser: Baillie Gifford Overseas Ltd; Schroder Investment Management North America Inc.	0.31%	9.01%	6.27%	8.40%
Mid Cap Blend	Vanguard® VIF Mid-Cap Index Adviser: The Vanguard Group, Inc.	0.17%	15.08%	9.70%	9.41%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.13%	10.32%	6.06%	6.52%
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	4.74%	2.84%	4.99%
A-17

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	4.89%	1.97%	2.24%
Small Cap Growth	Vanguard® VIF Small Company Growth[2] Adviser: ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.29%	11.38%	6.96%	8.66%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	1.24%	-0.39%	1.25%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.11%	5.06%	4.23%	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	23.71%	13.67%	12.37%
Intermediate Term Bond	Victory Pioneer Bond VCT – Class II Adviser: Victory Capital Management Inc.	0.85%	3.01%	0.43%	1.73%
Large Cap Value	Victory Pioneer Equity Income VCT - Class II Adviser: Victory Capital Management Inc.	1.06%	10.97%	6.48%	7.99%
High Yield Bond	Victory Pioneer High Yield VCT - Class II Adviser: Victory Capital Management Inc.	1.38%	8.48%	2.78%	3.91%
Multi-Sector Bond	Victory Pioneer Strategic Income VCT - Class II Adviser: Victory Capital Management Inc.	1.42%	3.87%	1.34%	2.42%
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Duff & Phelps Investment Management Co.	1.16%	10.92%	5.58%	6.12%
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.26%	9.72%	6.80%	14.30%
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Virtus Fixed Income Advisers, LLC	0.94%	5.91%	2.32%	3.34%
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Sustainable Growth Advisers, LP	1.16%	-5.59%	3.96%	2.05%
Balanced/Asset Allocation	Virtus Tactical Allocation Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Virtus Fixed Income Advisers, LLC	1.03%	13.80%	6.83%	6.48%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.35%	15.22%	10.72%	10.16%
A-18

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty-Sector	VY® CBRE Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.46%	-0.02%	1.24%	2.74%
Specialty-Sector	VY® CBRE Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.41%	4.14%	4.08%	4.94%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Franklin Templeton Fund Adviser, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited (London); Western Asset Management Company Pte. Ltd. (Singapore)	1.06%	6.70%	1.81%	3.45%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

The optional rider is not subject to investment restrictions.
A-19

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=NRVA30032.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000098565

Prospectus
May 1, 2025

ELITEDESIGNS® II VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69150-10 2025/05/01
6915J (COMM)

ELITEDESIGNS® II VARIABLE ANNUITY
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the EliteDesigns II Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account XIV (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2025
6915J (COMM)
Protected by U.S. Patent No. 7,251,623 B1.
32-69150-10 2025/05/01

2

3

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
4

Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any uncollected premium taxes. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
Important Information You Should Consider About the Contract

FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	The Company does not assess a withdrawal charge on full or partial withdrawals.	Fee Table Fee Table – Examples Charges and Deductions
Transaction Charges	There are no charges for other transactions.	Not Applicable
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Return of Premium
Death Benefit Rider
Charge
Charges and Deductions
– Administration Charge
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.25%	1.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.34%	5.19%
	Optional benefit available for an additional charge[3]	0.35%	0.35%
1
As a percentage of Contract Value allocated to the Separate Account. The Base
Contract Expenses do not reflect any applicable Platform Charge, which is an annual charge deducted from Contract Value invested in certain Subaccounts.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

5

FEES AND EXPENSES	Location in Prospectus

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

Lowest Annual Cost: $1,439.28	Highest Annual Cost: $4,929.22
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
●No optional benefits
●No advisory fees
●No additional Purchase Payments,
transfers or withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of Base
Contract charge, optional benefit and
Underlying Fund fees and expenses
●No advisory fees
●No additional Purchase Payments,
transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract The Contract – General
Not a Short-Term Investment
●This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
●Withdrawals may reduce or terminate Contract guarantees and may result in taxes and tax penalties.
●The benefits of tax deferral and long-term income mean the Contract is more beneficial to investors with a long-time horizon.

Risks Associated with Investment Options
●An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
●Each investment option has its own unique risks.
●You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations, guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting
www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
●Certain investment options may not be available under your Contract.
●Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
●We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
●We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments
6

	RESTRICTIONS	Location in Prospectus
Optional Benefits
●The Return of Premium Death Benefit is only available at Contract issue.
You cannot change or cancel it after issue.
●We reserve the right to stop offering the Return of Premium Death Benefit for purchase at any time.
●We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of the Return of Premium
Death Benefit by an amount greater than the value withdrawn or result in termination of the benefit.
The Contract – Return of Premium Death Benefit
	TAXES	Location in Prospectus
Tax Implications
●If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
●If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
●Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

The Contract –
Withdrawals to Pay
Advisory Fees
Charges and Deductions
– Deduction of Advisory
Fees
Federal Tax Matters –
Introduction
Federal Tax Matters –
Income Taxation of
Annuities in General—
Non-Qualified Contracts

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchange
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
7

Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) are permitted after the Annuity Start Date. The Return of Premium Death Benefit terminates upon annuitization. The Company will continue to deduct the monthly Return of Premium Death Benefit Rider charge if you elect Annuity Option 5 or 6.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. The Contract includes a standard death benefit equal to the Contract Value reduced by any uncollected premium tax. If you purchased the optional rider that provides an enhanced death benefit, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Return of Premium Death Benefit. For an additional cost, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
8

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Processing Fee (per transfer)	None
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase the optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administrative Expenses	None
Base Contract Expenses (as a percentage of average Contract Value)	1.85%[1]
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0.35%
1 This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge ranges from an annual rate of 0.25% to 0.65%, depending on the Subaccount, and is deducted daily. The mortality and expense risk charge is
1.20% but is reduced to 1.00% for Contract Values of $500,000 or more. The minimum mortality and expense risk charge of 1.00% is deducted daily. Any mortality and expense risk charge above the minimum charge is deducted from your Contract Value on a monthly basis. See the discussion under “Mortality and Expense Risk Charge.” During the Annuity Period, the Base Contract Expenses range from a minimum of
0.55% to a maximum of 0.95%. The Base Contract Expenses in the table above do not reflect any applicable Platform Charge, which is an annual charge of 0.45% deducted from Contract Value invested in certain Subaccounts. We reserve the right to apply a higher Base Contract charge to new Subaccounts we add in the future.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. These amounts include applicable Platform Charges if you choose to invest in certain Underlying Funds. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.34%	5.19%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.34%	5.06%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2026.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the optional benefit
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available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$6,920.45	$20,350.94	$33,252.21	$63,324.92
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$6,920.45	$20,350.94	$33,252.21	$63,324.92
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$2,170.60	$6,699.82	$11,491.81	$24,723.68
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$2,170.60	$6,699.82	$11,491.81	$24,723.68
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of the optional benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
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Business Disruption and Cybersecurity Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2024, the Company had total assets under management of approximately $55.1 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
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Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.
We do not guarantee the investment results of the Separate Account. Accumulated Value allocated to a Subaccount will vary based on the investment experience of the corresponding Investment Option in which the Subaccount invests. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen. There is a risk of loss of the entire amount invested.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds, and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that the Owner of a Contract might be treated as the owner of a pro rata
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share of the Underlying Fund to which the Contract Value is allocated and taxed currently on income and gains attributable to the Underlying Funds.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121158.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment
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advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Administration Charge.”
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge upon the Annuity Start Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, the following states impose a premium tax on Purchase Payments applied to a Non-Qualified Contract: California (2.35%), Colorado (2.00%), Maine (2.00%), Nevada (3.50%), South Dakota (1.25% on Purchase Payments up to $500,000 and 0.08% on Purchase Payments over $500,000) and Wyoming (1.00%). California also imposes a premium tax of 0.50% on Purchase Payments applied to a Qualified Contract. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company.
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If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to a mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Withdrawal Charge Schedule	Annual Mortality and Expense Risk Charge
Less than $500,000	1.20%
$500,000 or more	1.00%
We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.20% (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
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Administration Charge — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is as follows:
Subaccount	Administration Charge
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio	0.65%
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard®
VIF Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard®
VIF High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index,
Vanguard® VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF
Short Term Investment Grade, Vanguard® VIF Small Company Growth, Vanguard® VIF
Total Bond Market Index, Vanguard® VIF Total International Stock Market Index,
Vanguard® VIF Total Stock Market Index
0.65%
All other Subaccounts	0.25%
The Company guarantees that this charge will not increase for the Subaccounts available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future. Any amount of the Administration Charge that exceeds 0.25% is sometimes called a Platform Fee.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of certain charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Return of Premium Death Benefit Rider Charge — In addition to the charges and deductions discussed above, you may purchase the Return of Premium Death Benefit rider under the Contract. The Company makes the rider available only at issue.
The Company deducts a monthly charge from your Contract Value for the Return of Premium Death Benefit rider. The Company deducts the monthly charge from your Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract. Thus, the Company may deduct the rider charge during periods where no benefits are provided or payable. The amount of the rider charge is equal to 0.35%, on an annual basis, of your Contract Value.
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Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
Payment of Compensation — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 408 or 408A of the Internal Revenue Code ("IRA" or “Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 408 or 408A IRA, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit rider) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both
17

absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are noncash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept, without prior Company approval, aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
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You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts, and the effective date on which the Subaccount’s were closed or will close.
Closed Subaccounts	Effective Date
Alger Capital Appreciation	April 30, 2021
Lord Abbett Series Developing Growth VC	May 5, 2021
Rydex VIF Dow 2x Strategy	May 1, 2019
Rydex VIF Europe 1.25x Strategy	May 1, 2019
Rydex VIF Government Long Bond 1.2x Strategy	May 1, 2019
Rydex VIF Inverse Dow 2x Strategy	May 1, 2019
Rydex VIF Inverse Government Long Bond Strategy	May 1, 2019
Rydex VIF Inverse Mid-Cap Strategy	May 1, 2019
Rydex VIF Inverse NASDAQ-100® Strategy	May 1, 2019
Rydex VIF Inverse Russell 2000® Strategy	May 1, 2019
Rydex VIF Inverse S&P 500 Strategy	May 1, 2019
Rydex VIF Japan 2x Strategy	May 1, 2019
Rydex VIF Mid-Cap 1.5x Strategy	May 1, 2019
Rydex VIF NASDAQ-100® 2x Strategy	May 1, 2019
Rydex VIF Nova	May 1, 2019
Rydex VIF Russell 2000® 1.5x Strategy	May 1, 2019
Rydex VIF Russell 2000® 2x Strategy	May 1, 2019
Rydex VIF S&P 500 2x Strategy	May 1, 2019
Rydex VIF Strengthening Dollar 2x Strategy	May 1, 2019
Rydex VIF Weakening Dollar 2x Strategy	May 1, 2019
Vanguard® VIF Small Company Growth	May 1, 2019
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
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Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
●
If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.
●
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
●
The Rydex VIF Dow 2x Strategy, Rydex VIF Europe 1.25x Strategy, Rydex VIF Government Long Bond 1.2x Strategy, Rydex VIF Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF Inverse Mid-Cap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x Strategy, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100® Strategy, Rydex VIF Nova, Rydex VIF Russell 2000® 1.5x Strategy, Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF Strengthening Dollar 2x Strategy, and Rydex VIF Weakening Dollar 2x Strategy closed on May 1, 2019. If you had Contract Value allocated to these Subaccounts at the time that it closed, your Contract Value will remain invested in that Subaccount. You may transfer Contract Value from these Subaccounts, but you will not be able to allocate Purchase Payments or transfer Contract Value to these Subaccounts.
●
If you had Contract Value allocated to the Vanguard® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
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After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and
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received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer processing fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
●
the total dollar amount being transferred;
●
the number of transfers you made within a period of time;
●
transfers to and from (or from and to) the same Subaccount;
●
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
●
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners, which may have a negative impact on such other Owners. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000.
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Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1
Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that
Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the NAA SMid-Cap Value Series Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the NAA SMid-Cap Value Series Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB Discovery Value, AB Relative Value, AB Sustainable Global Thematic, AB VPS Dynamic Asset Allocation	30 days
Alger Capital Appreciation[1], Alger Large Cap Growth	30 days
Allspring Opportunity VT, Allspring VT Discovery All Cap Growth	30 days
ALPS/Alerian Energy Infrastructure	30 days
AFIS Capital World Growth and Income, AFIS U.S. Government Securities, AFIS
Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS®
Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global
Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income,
American Funds IS® International, American Funds IS® International Growth and Income,
American Funds IS® Mortgage, American Funds IS® New World
30 days
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital
Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I.,
BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA
Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA
International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA
U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
Donoghue Forlines Dividend VIT Fund, Donoghue Forlines Momentum VIT Fund	Unlimited
DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
Federated Hermes Fund for U.S. Government Securities II	Unlimited
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap,
Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth
Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment
Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate,
Fidelity® VIP Strategic Income
60 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP
Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund,
Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap
Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP
Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value,
Goldman Sachs VIT Mid Cap Growth, Goldman Sachs VIT Mid Cap Value, Goldman
Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days
Guggenheim VIF Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Total Return Bond	30 days
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco
V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco
V.I. Core Equity, Invesco V.I. Discovery Mid Cap Growth, Invesco V.I. Equally-Weighted S&P
500, Invesco V.I. Equity and Income, Invesco V.I. EQV International Equity, Invesco V.I.
Global, Invesco V.I. Global Core Equity, Invesco V.I. Global Real Estate, Invesco V.I. Global
Strategic Income, Invesco V.I. Government Securities, Invesco V.I. Growth and Income,
Invesco V.I. Health Care, Invesco V.I. High Yield, Invesco V.I. Main Street Mid Cap Fund®,
Invesco V.I. Main Street Small Cap Fund®, Invesco V.I. Small Cap Equity
30 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC2, Lord
Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord
Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord
Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
LVIP American Century Disciplined Core, LVIP American Century Inflation Protection, LVIP
American Century International, LVIP American Century Mid Cap Value, LVIP American
Century Value, LVIP JPMorgan Core Bond, LVIP JPMorgan Small Cap Core, LVIP
JPMorgan U.S. Equity
30 days
Macquarie VIP Asset Strategy, Macquarie VIP Balanced, Macquarie VIP Core Equity,
Macquarie VIP Energy, Macquarie VIP Global Growth, Macquarie VIP Growth, Macquarie
VIP High Income, Macquarie VIP International Core Equity, Macquarie VIP Limited-Term
Bond, Macquarie VIP Mid Cap Growth, Macquarie VIP Natural Resources, Macquarie VIP
Science and Technology, Macquarie VIP Small Cap Growth, Macquarie VIP Smid Cap
Core, Macquarie VIP Value
60 days
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High
Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS®
VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery,
MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT
Utilities
30 days
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
NAA All Cap Value Series, NAA Large Cap Value Series, NAA Large Core Series, NAA
Large Growth Series, NAA Mid Growth Series, NAA Small Cap Value Series, NAA Small
Growth Series, NAA SMid-Cap Value Series, NAA World Equity Income Series
30 days
Neuberger Berman AMT Sustainable Equity	30 days
24

Subaccount	Transfer Block Restriction (# of Calendar Days)
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global
Managed Asset Allocation, PIMCO VIT High Yield, PIMCO VIT International Bond
(Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term,
PIMCO VIT Total Return
30 days
Putnam VT Core Equity, Putnam VT Diversified Income, Putnam VT Global Asset
Allocation, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Growth,
Putnam VT Large Cap Value, Putnam VT Small Cap Growth
30 days
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF
Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy[3],
Rydex VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe
1.25x Strategy[3], Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x
Strategy[3], Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet,
Rydex VIF Inverse Dow 2x Strategy[3], Rydex VIF Inverse Government Long Bond
Strategy[3], Rydex VIF Inverse Mid-Cap Strategy[3], Rydex VIF Inverse NASDAQ-100®
Strategy[3], Rydex VIF Inverse Russell 2000® Strategy[3], Rydex VIF Inverse S&P 500
Strategy[3], Rydex VIF Japan 2x Strategy[3], Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x
Strategy[3], Rydex VIF NASDAQ-100® Strategy[3], Rydex VIF NASDAQ-100® 2x Strategy[3],
Rydex VIF Nova[3], Rydex VIF Precious Metals, Rydex VIF Real Estate, Rydex VIF
Retailing, Rydex VIF Russell 2000 1.5x Strategy[3], Rydex VIF Russell 2000® 2x Strategy[3],
Rydex VIF S&P 500 2x Strategy[3], Rydex VIF S&P 500 Pure Growth, Rydex VIF S&P 500
Pure Value, Rydex VIF S&P MidCap 400 Pure Growth, Rydex VIF S&P MidCap 400 Pure
Value, Rydex VIF S&P SmallCap 600 Pure Growth, Rydex VIF S&P SmallCap 600 Pure
Value, Rydex VIF Strengthening Dollar 2x Strategy[3], Rydex VIF Technology, Rydex VIF
Telecommunications, Rydex VIF Transportation, Rydex VIF U.S. Government Money
Market, Rydex VIF Utilities, Rydex VIF Weakening Dollar 2x Strategy[3]
Unlimited
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS®
Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF,
TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF
Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF
High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard®
VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term
Investment Grade, Vanguard® VIF Small Company Growth[4], Vanguard® VIF Total Bond
Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total
Stock Market Index
30 days
Victory Pioneer Bond VCT, Victory Pioneer Equity Income VCT, Victory Pioneer High Yield VCT, Victory Pioneer Strategic Income VCT	30 days
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series,
Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth
Series, Virtus Tactical Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY CBRE Global Real Estate Portfolio, VY CBRE Real Estate Portfolio	30 days
25

Subaccount	Transfer Block Restriction (# of Calendar Days)
Western Asset Variable Global High Yield Bond	30 days
1
You may transfer Contract Value to the Alger Capital Appreciation Subaccount only if you had Contract Value allocated to that Subaccount on
April 30, 2021.
2
You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May 5, 2021.
3
You may transfer Contract Value to the Rydex VIF Dow 2x Strategy, Rydex VIF Europe 1.25x Strategy, Rydex VIF Government Long Bond
1.2x Strategy, Rydex VIF Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF Inverse Mid-Cap Strategy,
Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF
Japan 2x Strategy, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100® 2x Strategy, Rydex VIF Nova, Rydex VIF Russell 2000® 1.5x
Strategy, Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF Strengthening Dollar 2x Strategy, and Rydex VIF
Weakening Dollar 2x Strategy Subaccounts only if you had Contract Value allocated to that Subaccount on May 1, 2019.
4
You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that
Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply
26

these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Redwood, Rydex and certain Federated Subaccounts (see chart above), which do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
●
Investment performance of the Subaccounts to which you have allocated Contract Value,
●
Payment of Purchase Payments,
●
Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
●
Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
27

In addition, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any application requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.”
Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 1.00% annually, and (5) the administration charge for that Subaccount, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 1.00% and the administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount) are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 15 minutes prior to any announced closing (generally 2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
28

Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under applicable law. Withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Premium Tax Charge.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals to pay investment advisory fees. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable premium tax charge. Alternatively, you may request that any premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such premium tax charge . See “Premium Tax Charge.”
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal to pay investment advisory fees, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. The deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce the death benefit, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax.
29

A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any uncollected premium taxes (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments or (2) Contract Value, plus any charges deducted from such Contract Value.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner, and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
30

The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any uncollected premium tax.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
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Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	●The death benefit will be reduced by any uncollected premium tax.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option.
●The minimum amount that may be transferred to any one
Subaccount is $25.00.
●The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
●Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
●After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	●The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	●The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option.
●Each payment must be at least $100 (unless we consent
otherwise).
●Withdrawals may be subject to income tax and penalties.
●If an Owner is enrolled in the Dollar Cost Averaging or Asset
Reallocation Options, the Owner may not elect to receive
systematic withdrawals from any Subaccount that is part of the
Dollar Cost Averaging or Asset Reallocation Options.

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Optional Benefit
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.35%
●The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
●We will reduce the death benefit offered under this rider by any uncollected premium tax.
●If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative
Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
●The Owner and any Joint Owner must be 80 or younger on the
Contract Date.
●Certain withdrawals could significantly reduce or even terminate the benefit, including systematic withdrawals and withdrawals used to pay investment adviser fees.
●The Company will continue to deduct the rider charge after the
Annuity Start Date if you elect Annuity Option 5 or 6.
●Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could
significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Return of Premium Death Benefit — For an additional charge, as reflected in the Fee Table, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”
The rider is only available at issue. You cannot change or cancel the rider after it has been issued. Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.
Contract Value; or
2.
The sum of all Purchase Payments (not including any Credit Enhancements) less an adjustment for any withdrawals and withdrawal charges (including systematic withdrawals and withdrawals to pay investment advisory fees).
In the event of a withdrawal (including a systematic withdrawal or a withdrawal to pay investment advisory fees), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal reduces Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your total Purchase Payments, your Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
●
For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000). After the withdrawal, your death benefit is $83,333. Note that your death benefit decreased by more than the dollar amount of your withdrawal.
See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due.
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Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by any uncollected premium tax, and, if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (however, if the death benefit is 1 above, we will not reduce the death benefit by any Credit Enhancements).
Note: If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15, 20 or 30 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the
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Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the
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remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made.
Option 5 — Payments for a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 30 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15, 20 or 30 years, as elected by the Owner. This option differs from Annuity Option 5 in that Annuity Payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Annuity Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Annuity Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is
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allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with an IRA, reference should be made to the terms of the particular IRA and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, IRAs generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches their “applicable age” as defined in the Code. If the Annuitant attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If Annuitant attains age 74 after 2032, their applicable age is 75. In addition, under an IRA, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
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Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
●
During which the NYSE is closed other than customary weekend and holiday closings,
●
During which trading on the NYSE is restricted as determined by the SEC,
●
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
●
For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Business Disruption and Cybersecurity Risks — We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g. affecting the internet, cloud services, or other infrastructure) or targeted (e.g. failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).
Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.
Systems failures and cybersecurity incidents affecting us, our affiliates, the Underlying Funds, intermediaries, service providers, and other third parties on whom we rely may adversely affect your contract value and interfere with our ability to process contract transactions and calculate contract values. Systems failures and cybersecurity breaches may cause us to be unable to process orders from our website or with the Underlying Funds, cause us to be unable to calculate unit values and/or the Underlying Funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value.
The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.
In addition, we are also exposed to risks related to natural and man-made disasters including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect
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our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of contract transactions, including processing orders from Owners and orders with the Underlying Funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the Underlying Funds and the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, effective for plan years beginning in 2024, distributions of employee elective deferrals, qualified nonelective contributions, qualified matching contributions, and gains attributable to such contributions may now be made on account of hardship. Under prior provisions, distributions on account of hardship generally were limited to amounts attributable to employee elective deferrals. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement
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plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case, due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.
The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
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Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
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Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
Qualified Contracts — The Contract may be used with IRAs that meet the requirements of Section 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for an IRA, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the IRA. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer,
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including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to IRAs are subject to limitations that vary depending on the circumstances. In addition, early distributions from IRAs may be subject to penalty taxes. Furthermore, distributions from IRAs are subject to certain minimum distribution rules. Failure to comply with these rules could subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. Please note that for Owners who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Owners and Beneficiaries should consult a tax adviser if they may be affected by these changes. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of IRAs and the use of the Contract therewith:
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $7,500 or $8,000 for owners age 50 or older (for 2025) or (ii) 100% of the individual’s taxable compensation (for 2025).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 in 2025 (indexed for inflation in future tax years). However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($126,000 to $146,000 for a married couple filing a joint return and $79,000 to $89,000 for a single taxpayer in 2025). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $236,000 to $246,000 (for 2025). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements. Amounts in a traditional IRA must generally be distributed or begin to be distributed on the date that the contract owner reaches their applicable age (as defined above), regardless of the contract owner’s retirement date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary). Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
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Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $150,000 to $165,000 in adjusted gross income for 2025 ($236,000 to $246,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant
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to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to
46

some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or
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more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive an annual and semiannual shareholder report for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. The shareholder reports contain information required by federal securities laws and will also be available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121158.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising
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from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Alison Pollock, Esq., Assistant General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2024, 2023, and 2022, the commission amounts paid to SDL in connection with all Contracts sold through the Separate Account were $630,280, $813,931, and $1,204,064, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of the commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them or as a percentage of Contract Value on an ongoing basis. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 6% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) or 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
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The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2024 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Planning Corporation; Commonwealth Financial Network; GWN Securities, Inc.; Innovation Partners, LLC; The Leaders Group, Inc.; Lincoln Investment Planning, LLC; LPL Financial, LLC; OFG Financial Services, Inc.; Osaic Wealth, Inc.; and PlanMember Securities Corporation.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121158.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121158. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
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APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended or updated from time to time, and can be found online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121158. You can view, download, and print copies of Underlying Fund documents at this website. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://www.securitybenefit.com/performance.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Mid Cap Value	AB Discovery Value – Class B Adviser: AllianceBernstein L.P.	1.06%	N/A	9.72%	8.57%	7.36%
Large Cap Value	AB Relative Value – Class B Adviser: AllianceBernstein L.P.	0.86%	N/A	12.76%	9.54%	9.39%
Global Equity	AB Sustainable Global Thematic – Class B Adviser: AllianceBernstein L.P.	1.21%	N/A	5.96%	8.77%	9.45%
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.13%	N/A	10.43%	3.15%	3.82%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.02%	N/A	13.70%	7.04%	8.17%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management Company	0.83%	N/A	0.44%	-0.13%	0.84%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management Company	0.90%	N/A	18.85%	11.92%	9.99%
Large Cap Growth	Alger Capital Appreciation – Class S2 Adviser: Fred Alger Management, LLC	1.19%	N/A	47.77%	17.55%	15.25%
Large Cap Growth	Alger Large Cap Growth – Class I-2 Adviser: Fred Alger Management, LLC	0.87%	N/A	42.89%	16.79%	13.87%
Mid Cap Blend	Allspring Opportunity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.08%	N/A	15.05%	11.72%	10.78%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Large Cap Growth	Allspring VT Discovery All Cap Growth – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.07%	N/A	21.00%	10.75%	12.12%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.31%	N/A	40.60%	14.15%	5.07%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.79%	N/A	16.11%	8.04%	8.05%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	0.98%	N/A	-3.32%	-2.65%	-0.33%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.01%	N/A	13.39%	9.49%	10.46%
Global Equity	American Funds IS® Global Small Capital- ization – Class 4 Adviser: Capital Research and Management Company	1.20%	N/A	2.12%	2.74%	5.54%
Large Cap Growth	American Funds IS® Growth – Class 4 Adviser: Capital Research and Management Company	0.84%	N/A	31.29%	18.53%	16.29%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.78%	N/A	23.93%	12.73%	11.93%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.03%	N/A	2.93%	0.97%	3.75%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.06%	N/A	3.11%	2.28%	3.73%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management Company	0.88%	N/A	0.35%	-0.30%	0.78%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.14%	N/A	6.33%	4.29%	5.96%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class III Adviser: BlackRock Advisors, LLC	1.06%	N/A	25.11%	13.81%	12.07%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Large Cap Value	BlackRock Basic Value V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	N/A	10.05%	8.72%	7.48%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class III Adviser: BlackRock Advisors, LLC	1.47%	N/A	31.93%	15.84%	14.77%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	N/A	9.71%	7.98%	8.79%
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited; BlackRock International Limited	1.16%	N/A	9.01%	5.74%	5.33%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.89%	N/A	7.85%	4.17%	4.74%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class III Adviser: BlackRock Advisors, LLC	1.22%	N/A	31.39%	15.88%	15.01%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	N/A	7.96%	7.70%	8.33%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.15%	N/A	25.39%	15.29%	14.79%
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Mellon Investments Corporation	0.52%	N/A	24.34%	13.92%	12.53%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co., LLC	1.10%	N/A	12.48%	11.66%	11.28%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.48%	0.45%	15.10%	10.74%	N/A
Global Bond	Dimensional VA Global Bond Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.21%	0.45%	5.38%	0.81%	1.53%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.44%	0.45%	11.99%	7.77%	6.95%
International Equity	Dimensional VA International Small Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.39%	0.45%	3.82%	4.11%	5.91%
International Equity	Dimensional VA International Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.28%	0.45%	6.62%	7.08%	5.62%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.12%	0.45%	5.48%	1.91%	1.57%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.21%	0.45%	13.38%	8.43%	8.52%
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.28%	0.45%	8.14%	12.55%	9.46%
Large Value	Donoghue Forlines Dividend VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	2.76%	N/A	12.76%	3.75%	1.43%
Tactical Allocation	Donoghue Forlines Momentum VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	1.56%	N/A	23.03%	7.90%	6.83%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.23%	N/A	5.79%	5.51%	5.20%
Floating Rate Bond	Eaton Vance VT Floating-Rate Income - Initial Class Adviser: Eaton Vance Management	1.19%	N/A	7.68%	4.24%	3.92%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.97%	N/A	0.58%	-1.14%	0.45%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	1.12%	N/A	5.85%	2.92%	4.22%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Balanced/Asset Allocation	Fidelity® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.67%	N/A	15.58%	10.57%	9.35%
Large Cap Blend	Fidelity® VIP Contrafund® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.81%	N/A	33.45%	16.74%	13.33%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC	0.57%	N/A	16.57%	10.28%	8.35%
Emerging Markets	Fidelity® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	1.13%	N/A	9.71%	4.09%	5.78%
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.74%	N/A	21.91%	13.10%	11.11%
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	N/A	38.54%	18.46%	17.93%
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.07%	N/A	8.62%	2.47%	3.90%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.34%	N/A	24.59%	14.12%	12.71%
Intermediate Term Bond	Fidelity® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.63%	N/A	1.50%	0.20%	1.68%
Mid Cap Growth	Fidelity® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	N/A	17.18%	11.06%	8.94%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.98%	N/A	4.81%	5.50%	6.06%
Specialty-Sector	Fidelity® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.86%	N/A	6.25%	1.94%	3.67%
Multi-Sector Bond	Fidelity® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.89%	N/A	5.78%	2.54%	3.34%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.87%	N/A	30.44%	13.64%	12.67%
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.00%	N/A	17.99%	9.63%	9.30%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.73%	N/A	7.20%	5.29%	5.27%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.07%	N/A	26.30%	13.42%	12.71%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.16%	N/A	4.66%	6.42%	5.87%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.94%	N/A	11.27%	5.75%	5.83%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.89%	N/A	10.79%	10.30%	10.44%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.91%	N/A	11.71%	8.36%	8.17%
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.09%	N/A	11.04%	9.75%	9.32%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.05%	N/A	4.02%	1.19%	1.98%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.78%	N/A	1.37%	-0.52%	0.53%
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.34%	N/A	5.80%	5.19%	4.61%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.06%	N/A	16.74%	9.59%	7.74%
Mid Cap Growth	Goldman Sachs VIT Mid Cap Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.38%	N/A	20.23%	11.04%	10.20%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.09%	N/A	12.12%	9.57%	7.71%
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.12%	N/A	18.76%	8.73%	8.69%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.04%	N/A	31.99%	16.47%	14.61%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.30%	N/A	6.83%	3.83%	3.84%
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	2.23%	N/A	0.37%	3.73%	0.75%
High Yield Bond	Guggenheim VIF High Yield Adviser: Guggenheim Partners Investment Management, LLC	1.32%	N/A	7.63%	3.73%	4.43%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.87%	N/A	-3.66%	2.43%	1.68%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Guggenheim Partners Investment Management, LLC	0.98%	N/A	3.09%	1.01%	2.51%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.42%	N/A	-1.81%	2.83%	4.15%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.10%	N/A	34.56%	15.56%	13.88%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	N/A	30.09%	13.40%	8.85%
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.57%	N/A	3.56%	2.51%	3.57%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.01%	N/A	14.87%	11.31%	9.21%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.05%	N/A	25.29%	12.07%	9.15%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.10%	N/A	23.92%	9.92%	11.29%
Large Blend	Invesco V.I. Equally-Weighted S&P 500 – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.59%	N/A	12.47%	10.20%	9.65%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	N/A	11.91%	8.12%	7.09%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.15%	N/A	0.34%	2.97%	4.10%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.06%	N/A	15.78%	9.21%	9.58%
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.24%	N/A	16.72%	7.62%	6.93%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.27%	N/A	-2.11%	-2.64%	1.26%
Multi-Sector Bond	Invesco V.I. Global Strategic Income – Series II Adviser: Invesco Advisers, Inc.	1.19%	N/A	2.79%	-0.43%	1.28%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.95%	N/A	1.48%	-0.40%	0.67%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.00%	N/A	15.72%	9.81%	8.53%
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.24%	N/A	3.87%	3.38%	5.13%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.14%	N/A	7.59%	2.72%	3.55%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.19%	N/A	16.79%	8.83%	7.68%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.11%	N/A	12.41%	10.21%	8.73%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.20%	N/A	17.85%	10.60%	7.82%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.97%	N/A	15.32%	9.61%	12.12%
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Henderson Investors US LLC	0.83%	N/A	28.14%	15.12%	15.36%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Henderson Investors US LLC	1.18%	N/A	12.80%	6.86%	7.33%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Henderson Investors US LLC	1.13%	N/A	5.58%	6.95%	5.29%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.92%	N/A	34.96%	16.49%	14.25%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	N/A	6.72%	1.90%	3.73%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.25%	N/A	22.18%	7.27%	8.59%
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	N/A	22.14%	12.23%	11.16%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.19%	N/A	16.65%	8.81%	7.91%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.93%	N/A	20.60%	10.37%	9.05%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.13%	N/A	30.61%	7.67%	9.37%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.14%	N/A	14.90%	9.21%	6.83%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.71%	N/A	2.66%	0.11%	1.50%
Large Cap Value	LVIP American Century Disciplined Core Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.00%	N/A	12.84%	7.91%	7.97%
Inflation- Protected Bond	LVIP American Century Inflation Protection – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.76%	N/A	1.54%	1.22%	1.73%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
International Equity	LVIP American Century International – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.19%	N/A	2.46%	3.39%	4.77%
Mid Cap Value	LVIP American Century Mid Cap Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.03%	N/A	8.52%	7.13%	7.87%
Large Cap Value	LVIP American Century Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.91%	N/A	9.29%	8.41%	8.01%
Intermediate Core Bond	LVIP JPMorgan Core Bond – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.72%	N/A	1.46%	-0.19%	1.24%
Small Cap Blend	LVIP JPMorgan Small Cap Core – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	1.00%	N/A	11.44%	6.77%	7.02%
Large Cap Blend	LVIP JPMorgan U.S. Equity – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.90%	N/A	23.68%	15.45%	13.11%
Global Allocation	Macquarie VIP Asset Strategy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.03%	N/A	12.44%	6.56%	5.27%
Balanced/Asset Allocation	Macquarie VIP Balanced - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.04%	N/A	15.60%	8.30%	7.14%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Large Cap Growth	Macquarie VIP Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	N/A	25.69%	14.99%	12.09%
Specialty-Sector	Macquarie VIP Energy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.24%	N/A	-5.60%	5.79%	-1.89%
Global Equity	Macquarie VIP Global Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.27%	N/A	17.08%	10.48%	9.27%
Large Cap Growth	Macquarie VIP Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	N/A	23.89%	16.13%	15.26%
High Yield Bond	Macquarie VIP High Income - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.97%	N/A	6.20%	3.51%	4.13%
International Equity	Macquarie VIP International Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.17%	N/A	3.79%	4.71%	4.24%
Short Term Bond	Macquarie VIP Limited-Term Bond - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.84%	N/A	4.33%	1.64%	1.74%
Mid Cap Growth	Macquarie VIP Mid Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.16%	N/A	2.20%	7.96%	9.88%
Specialty-Sector	Macquarie VIP Natural Resources - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.28%	N/A	-0.58%	5.81%	0.98%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Specialty-Sector	Macquarie VIP Science and Technology - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.16%	N/A	30.59%	14.05%	13.54%
Small Cap Growth	Macquarie VIP Small Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	N/A	14.26%	6.25%	7.53%
Small Cap Blend	Macquarie VIP Smid Cap Core - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	N/A	14.26%	7.79%	8.41%
Large Cap Value	Macquarie VIP Value - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.02%	N/A	6.47%	7.96%	7.52%
Emerging Markets	MFS® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	2.09%	N/A	11.31%	0.24%	3.14%
Global Allocation	MFS® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.13%	N/A	4.68%	2.87%	3.66%
High Yield Bond	MFS® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.05%	N/A	6.53%	2.93%	3.98%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.04%	N/A	15.98%	12.16%	12.91%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.22%	N/A	2.78%	3.64%	4.95%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.17%	N/A	6.97%	4.88%	7.26%
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.04%	N/A	19.22%	11.12%	10.81%
Small Cap Growth	MFS® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.20%	N/A	6.44%	4.71%	8.92%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Large Cap Blend	MFS® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.04%	N/A	18.56%	11.60%	11.38%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	N/A	7.46%	5.89%	6.20%
Intermediate Term Bond	MFS® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	N/A	2.33%	0.14%	1.64%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.05%	N/A	11.34%	5.61%	6.02%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.58%	N/A	11.28%	0.87%	2.87%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.51%	N/A	7.72%	1.23%	3.03%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	N/A	14.58%	8.63%	8.05%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.86%	N/A	10.17%	5.53%	5.54%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.97%	N/A	5.29%	1.75%	2.50%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.87%	N/A	12.67%	7.32%	7.00%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.92%	N/A	7.97%	3.81%	4.13%
Multi Cap Value	NAA All Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.13%	N/A	10.25%	8.87%	8.54%
Large Cap Value	NAA Large Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.02%	N/A	13.46%	9.70%	8.86%
Large Cap Blend	NAA Large Core Series Adviser: New Age Alpha Advisors, LLC	1.16%	N/A	25.88%	14.10%	12.69%
Large Cap Growth	NAA Large Growth Series Adviser: New Age Alpha Advisors, LLC	1.15%	N/A	32.18%	17.69%	15.83%
Mid Cap Growth	NAA Mid Growth Series Adviser: New Age Alpha Advisors, LLC	1.16%	N/A	17.37%	9.98%	10.38%
Small Cap Value	NAA Small Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.27%	N/A	8.51%	7.56%	6.57%
Small Cap Growth	NAA Small Growth Series Adviser: New Age Alpha Advisors, LLC	1.45%	N/A	12.76%	7.06%	8.07%
Mid Cap Value	NAA SMid-Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.15%	N/A	9.05%	8.67%	8.42%
Global Equity	NAA World Equity Income Series Adviser: New Age Alpha Advisors, LLC	1.14%	N/A	12.59%	8.33%	7.69%
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.89%	N/A	25.84%	13.97%	11.44%
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	2.44%	N/A	3.57%	4.31%	4.25%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	2.54%	N/A	3.97%	6.98%	1.55%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.38%	N/A	7.42%	0.82%	3.27%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.18%	N/A	-0.60%	-0.43%	0.72%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.39%	N/A	10.75%	6.03%	5.75%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.90%	N/A	6.78%	3.25%	4.39%
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.08%	N/A	-3.50%	-3.26%	-0.84%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.77%	N/A	4.39%	0.98%	1.18%
Inflation- Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	1.17%	N/A	2.03%	1.83%	2.05%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.72%	N/A	5.95%	2.66%	2.29%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.89%	N/A	2.43%	-0.13%	1.43%
Multi Cap Blend	Putnam VT Core Equity – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.93%	N/A	26.96%	16.06%	13.17%
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	1.09%	N/A	5.76%	-0.04%	1.95%
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited; The Putnam Advisory Company, LLC	1.15%	N/A	16.36%	8.00%	7.00%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	0.98%	N/A	7.86%	3.38%	4.25%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	0.85%	N/A	2.32%	-1.41%	1.03%
Large Cap Growth	Putnam VT Large Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.89%	N/A	33.41%	17.91%	16.21%
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.80%	N/A	19.14%	12.45%	10.88%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	1.18%	N/A	23.33%	12.97%	9.64%
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.80%	N/A	23.11%	5.15%	6.15%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.78%	N/A	-2.47%	7.17%	6.42%
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.79%	N/A	-1.40%	2.11%	3.52%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	2.00%	N/A	8.29%	6.11%	0.05%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.78%	N/A	4.42%	3.55%	4.80%
Specialty	Rydex VIF Dow 2x Strategy[2] Adviser: Security Investors, LLC	1.89%	N/A	20.63%	11.13%	15.58%
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.78%	N/A	16.13%	21.13%	19.69%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.78%	N/A	0.07%	8.35%	0.21%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.78%	N/A	-7.90%	0.19%	-9.33%
International Equity	Rydex VIF Europe 1.25x Strategy[2] Adviser: Security Investors, LLC	1.91%	N/A	-3.00%	3.80%	3.52%
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.79%	N/A	22.26%	9.03%	8.33%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy[2] Adviser: Security Investors, LLC	1.46%	N/A	-12.46%	-10.37%	-4.02%
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.78%	N/A	0.14%	5.47%	6.51%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.74%	N/A	6.68%	1.50%	3.71%
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.79%	N/A	23.40%	8.91%	10.93%
Specialty	Rydex VIF Inverse Dow 2x Strategy[2] Adviser: Security Investors, LLC	1.88%	N/A	-15.94%	-24.02%	-23.94%
Specialty	Rydex VIF Inverse Government Long Bond Strategy[2] Adviser: Security Investors, LLC	5.19%	N/A	16.91%	7.26%	1.10%
Specialty	Rydex VIF Inverse Mid-Cap Strategy[2] Adviser: Security Investors, LLC	1.89%	N/A	6.36%	-11.74%	-10.57%
Specialty	Rydex VIF Inverse NASDAQ-100® Strategy[2] Adviser: Security Investors, LLC	1.93%	N/A	-15.79%	-18.59%	-17.35%
Specialty	Rydex VIF Inverse Russell 2000® Strategy[2] Adviser: Security Investors, LLC	1.89%	N/A	-5.64%	-11.13%	-10.29%
Specialty	Rydex VIF Inverse S&P 500 Strategy[2] Adviser: Security Investors, LLC	1.89%	N/A	-13.11%	-13.36%	-12.21%
International Equity	Rydex VIF Japan 2x Strategy[2] Adviser: Security Investors, LLC	1.68%	N/A	1.01%	-1.35%	6.25%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.79%	N/A	16.50%	4.77%	6.43%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy[2] Adviser: Security Investors, LLC	1.87%	N/A	15.26%	9.51%	9.99%
Large Cap Growth	Rydex VIF NASDAQ-100® Adviser: Security Investors, LLC	1.76%	N/A	23.91%	17.87%	16.48%
Large Cap Growth	Rydex VIF NASDAQ-100® 2x Strategy[2] Adviser: Security Investors, LLC	1.97%	N/A	41.90%	27.93%	28.15%
Large Cap Blend	Rydex VIF Nova[2] Adviser: Security Investors, LLC	1.74%	N/A	32.76%	16.37%	15.44%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.69%	N/A	8.12%	4.01%	6.67%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.79%	N/A	5.03%	1.22%	3.44%
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.79%	N/A	16.60%	9.90%	7.99%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Small Cap Blend	Rydex VIF Russell 2000® 1.5x Strategy[2] Adviser: Security Investors, LLC	1.94%	N/A	10.95%	4.79%	6.95%
Small Cap Blend	Rydex VIF Russell 2000® 2x Strategy[2] Adviser: Security Investors, LLC	1.97%	N/A	9.55%	2.34%	6.32%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy[2] Adviser: Security Investors, LLC	1.96%	N/A	42.25%	18.36%	18.43%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.69%	N/A	26.67%	9.44%	9.23%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.69%	N/A	10.84%	6.32%	5.99%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.69%	N/A	16.15%	8.58%	6.25%
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.69%	N/A	4.42%	12.27%	8.56%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.69%	N/A	8.19%	4.21%	5.62%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.69%	N/A	3.74%	9.22%	5.40%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy[2] Adviser: Security Investors, LLC	2.13%	N/A	21.01%	6.23%	4.68%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.78%	N/A	23.97%	16.19%	15.82%
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.82%	N/A	15.73%	1.71%	3.07%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.79%	N/A	1.56%	7.13%	5.26%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.43%	N/A	3.89%	1.67%	0.98%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.79%	N/A	19.86%	4.09%	6.09%
Specialty	Rydex VIF Weakening Dollar 2x Strategy[2] Adviser: Security Investors, LLC	2.10%	N/A	-13.21%	-7.24%	-6.27%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	0.99%	N/A	35.17%	14.18%	14.48%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	0.98%	N/A	11.38%	8.21%	8.00%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	N/A	1.42%	5.81%	8.20%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc.	0.84%	N/A	4.70%	1.72%	1.56%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.37%	N/A	7.67%	0.88%	3.98%
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel, LLC	1.08%	N/A	-1.00%	2.60%	2.38%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.77%	N/A	-11.37%	-4.85%	-2.03%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited Sub-Adviser: Templeton Asset Management Ltd.	1.18%	N/A	5.40%	4.60%	4.08%
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	1.36%	N/A	-2.27%	10.31%	5.45%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	N/A	11.72%	7.98%	N/A
Balanced/Asset Allocation	TOPS® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	N/A	6.58%	4.40%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.81%	N/A	5.76%	3.50%	N/A
Balanced/Asset Allocation	TOPS® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	N/A	10.48%	7.10%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.01%	N/A	5.28%	-2.28%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	N/A	7.86%	3.96%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	N/A	3.19%	2.21%	N/A

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	N/A	8.48%	5.79%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.58%	N/A	14.41%	5.46%	6.69%
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.30%	N/A	-3.09%	7.28%	0.57%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.20%	0.45%	14.80%	8.18%	8.37%
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	0.45%	13.41%	11.86%	12.37%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	0.45%	7.49%	4.04%	4.90%
Large Cap Value	Vanguard® VIF Diversified Value Adviser: Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC	0.28%	0.45%	14.89%	12.24%	9.76%
Large Cap Value	Vanguard® VIF Equity Income Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.29%	0.45%	15.12%	9.85%	9.89%
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	0.45%	24.84%	14.36%	12.95%
Global Bond	Vanguard® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	0.45%	2.03%	-0.23%	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.34%	0.45%	33.14%	15.96%	14.67%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.24%	0.45%	6.30%	3.37%	4.53%
International Equity	Vanguard® VIF International Adviser: Baillie Gifford Overseas Ltd; Schroder Investment Management North America Inc.	0.31%	0.45%	9.01%	6.27%	8.40%
Mid Cap Blend	Vanguard® VIF Mid-Cap Index Adviser: The Vanguard Group, Inc.	0.17%	0.45%	15.08%	9.70%	9.41%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.13%	0.45%	10.32%	6.06%	6.52%
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	0.45%	4.74%	2.84%	4.99%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	0.45%	4.89%	1.97%	2.24%
Small Cap Growth	Vanguard® VIF Small Company Growth[2] Adviser: ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.29%	0.45%	11.38%	6.96%	8.66%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	0.45%	1.24%	-0.39%	1.25%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.11%	0.45%	5.06%	4.23%	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	0.45%	23.71%	13.67%	12.37%
Intermediate Term Bond	Victory Pioneer Bond VCT – Class II Adviser: Victory Capital Management Inc.	0.85%	N/A	3.01%	0.43%	1.73%
Large Cap Value	Victory Pioneer Equity Income VCT - Class II Adviser: Victory Capital Management Inc.	1.06%	N/A	10.97%	6.48%	7.99%
High Yield Bond	Victory Pioneer High Yield VCT - Class II Adviser: Victory Capital Management Inc.	1.38%	N/A	8.48%	2.78%	3.91%
Multi-Sector Bond	Victory Pioneer Strategic Income VCT - Class II Adviser: Victory Capital Management Inc.	1.42%	N/A	3.87%	1.34%	2.42%
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Duff & Phelps Investment Management Co.	1.16%	N/A	10.92%	5.58%	6.12%
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.26%	N/A	9.72%	6.80%	14.30%
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Virtus Fixed Income Advisers, LLC	0.94%	N/A	5.91%	2.32%	3.34%
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Sustainable Growth Advisers, LP	1.16%	N/A	-5.59%	3.96%	2.05%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Balanced/Asset Allocation	Virtus Tactical Allocation Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Virtus Fixed Income Advisers, LLC	1.03%	N/A	13.80%	6.83%	6.48%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.35%	N/A	15.22%	10.72%	10.16%
Specialty-Sector	VY® CBRE Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.46%	N/A	-0.02%	1.24%	2.74%
Specialty-Sector	VY® CBRE Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.41%	N/A	4.14%	4.08%	4.94%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Franklin Templeton Fund Adviser, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited (London); Western Asset Management Company Pte. Ltd. (Singapore)	1.06%	N/A	6.70%	1.81%	3.45%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

The optional rider is not subject to investment restrictions.

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121158.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000126289

Prospectus
May 1, 2025

ELITEDESIGNS® VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69152-00 2025/05/01
6915

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued before April 18, 2011)
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the EliteDesigns Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account XIV (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2025
6915
Protected by U.S. Patent No. 7,251,623 B1.
32-69152-00 2025/05/01

2

3

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
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Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any applicable withdrawal charges and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
At the time of purchase of the Contract, you may select a 0-Year or 5-Year withdrawal charge schedule. The Company may assess a withdrawal charge on a full or partial withdrawal, including systematic withdrawals, depending on the schedule that you select. If you select the 5-year schedule, the withdrawal charge assessed could be up to 5% of the portion of any withdrawal consisting of Purchase Payments, excluding any Credit Enhancements.
For example, if you were to withdraw $100,000 during a surrender charge period, you would be assessed a charge of up to $5,000. This loss will be greater if there are taxes or tax penalties.
Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	There are no charges for other transactions.	Not Applicable
5

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Administration Charge
Charges and Deductions
– Optional Rider Charges
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.25%	0.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.11%	5.19%
	Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.10%	0.75%
	1 As a percentage of Contract Value allocated to the Separate Account. 2 As a percentage of Underlying Fund average net assets. 3 As a percentage of Contract Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $345.45	Highest Annual Cost: $4,630.36
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
●No optional benefits
●No sales charges or advisory fees
●No additional Purchase Payments,
transfers or withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of Base
Contract charge, optional benefits
and Underlying Fund fees and
expenses
●No sales charges or advisory fees
●No additional Purchase Payments,
transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
Not a Short-Term Investment
●This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
●Withdrawals may reduce or terminate Contract guarantees and may result in taxes and tax penalties.
●The benefits of tax deferral, long-term income and living benefit guarantees mean the Contract is more beneficial to investors with a long time horizon.

Risks Associated with Investment Options
●An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
●Each investment option has its own unique risks.
●You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
6

	RISKS	Location in Prospectus
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations, guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting
www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
●Certain investment options may not be available under your Contract.
●Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
●We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
●We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments
Optional Benefits
●Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
●Certain optional benefits are subject to age restrictions.
●Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
●Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
●We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of certain optional benefits by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Return of Premium Death Benefit Benefits Under the Contract – Extra Credit
	TAXES	Location in Prospectus
Tax Implications
●If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
●If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
●Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

The Contract –
Withdrawals to Pay
Advisory Fees
Charges and Deductions
– Deduction of Advisory
Fees
Federal Tax Matters –
Introduction
Federal Tax Matters –
Income Taxation of
Annuities in General—
Non-Qualified Contracts

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
7

	CONFLICTS OF INTEREST	Location in Prospectus
Exchange
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. If you select the 5-Year withdrawal charge schedule, each Purchase Payment is subject to a withdrawal charge for five years from the date of that Purchase Payment. This means that a Purchase Payment made in year six of the Contract will be subject to a withdrawal charge until year 11 of the Contract. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the withdrawal charge (if the 5-Year withdrawal schedule is selected) and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
A list of the Underlying Funds available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) are permitted after the Annuity Start Date. In general, optional benefits (e.g., Return of Premium Death Benefit) terminate upon annuitization if you elect one of Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the optional benefit will continue after the Annuity Start Date if you purchase the Return of Premium Death Benefit Rider, and the Company will continue to deduct optional benefit charges after the Annuity Start Date.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
8

Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Return of Premium Death Benefit. For an additional cost, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
6% Dollar for Dollar Guaranteed Minimum Income Benefit (this rider is no longer available). For an additional charge, and pursuant to certain conditions, we offered you the ability to receive guaranteed minimum fixed annuity payments when you annuitize, regardless of the performance of your investment allocations.
Extra Credit Rider. For an additional cost during the first seven Contract Years, the Company adds to your Contract Value an amount known as a Credit Enhancement, which is based on 3% of any Purchase Payments you make during the first Contract Year.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge (if applicable) is assessed on such withdrawals, and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)[1]	5%
Transfer Processing Fee (per transfer)	None
1 We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. You must select a 0-year or 5-year withdrawal charge schedule at the time you purchase the Contract. If you purchase the Contract with the 5-year schedule, the amount of the charge is determined by reference to how long your Purchase Payments have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, made in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. If you select the 0-year schedule, the Company will not assess a withdrawal charge. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase an optional rider, you will pay additional charges, as shown below.
9

Annual Contract Expenses
	Charge
Administrative Expenses	None
Base Contract Expenses[1] (as a percentage of average Contract Value)	Maximum (0-Year)	Maximum (5-Year)
	0.45%	0.25%
Riders Currently Available for Purchase with the Contract[2]
Return of Premium Death Benefit*	0.10%
3% Extra Credit Rider[3]	0.40%
Riders Available for Purchase ONLY Prior to February 1, 2010
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.75%
*
Charges for this rider will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1
This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.25% and is deducted daily. We reserve the right to apply a higher administration charge to
Subaccounts we add in the future. If you purchase the Contract with the 0-Year withdrawal charge schedule, the mortality and expense risk charge is equal to an annual rate of 0.20% and is deducted daily. The mortality and expense risk charge is reduced to 0.00% for Contract
Values of $500,000 or more. Any mortality and expense risk charge above the minimum charge of 0.00% is deducted from your Contract
Value on a monthly basis. If you purchase the Contract with the 5-Year withdrawal charge schedule, there is no mortality and expense risk charge. During the Annuity Period, the mortality and expense risk charge is 0.30%, regardless of the withdrawal charge schedule selected.
Thus, during the Annuity Period the Base Contract Expenses are 0.55% in lieu of the amounts described above. See the discussion under
Base Contract Expenses – “Mortality and Expense Risk Charge” and Base Contract Expenses – “Administration Charge” later in this
Prospectus.
2
If you purchase any optional riders, the charge will be calculated as a percentage of Contract Value and deducted from your Contract Value.
3
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.11%	5.19%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.11%	5.06%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2026.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
5-Year CDSC Schedule
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Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$11,091.22	$22,151.00	$32,897.87	$61,510.70
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$6,633.47	$19,565.99	$32,065.08	$61,510.70
0-Year CDSC Schedule
Whether or not you surrender your Contract at the end of the applicable time period	$6,824.89	$20,090.14	$32,858.69	$62,727.42
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
5-Year CDSC Schedule
If you surrender your Contract at the end of the applicable time period	$6,222.04	$8,020.78	$9,760.63	$19,110.33
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$1,637.29	$5,080.26	$8,760.63	$19,110.33
0-Year CDSC Schedule
Whether or not you surrender your Contract at the end of the applicable time period	$1,838.87	$5,694.46	$9,799.96	$21,265.97
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. If you select the 5-Year withdrawal charge schedule, each Purchase Payment is be subject to a withdrawal charge for five years from the date of that Purchase Payment. This means that a Purchase Payment made in year six of the Contract will be subject to a withdrawal charge until year 11 of the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
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Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cybersecurity Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, Credit Enhancements do not increase the value of such benefits.
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2024, the Company had total assets under management of approximately $55.1 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
12

Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.
We do not guarantee the investment results of the Separate Account. Accumulated Value allocated to a Subaccount will vary based on the investment experience of the corresponding Investment Option in which the Subaccount invests. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen. There is a risk of loss of the entire amount invested.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
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One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds, and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that the Owner of a Contract might be treated as the owner of a pro rata share of the Underlying Fund to which the Contract Value is allocated and taxed currently on income and gains attributable to the Underlying Funds.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121281.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
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Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Administration Charge.”
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Contingent Deferred Sales Charge — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct a sales load from Purchase Payments before crediting them to your Contract Value. However, the Company may assess a contingent deferred sales charge on a full or partial withdrawal, including systematic withdrawals, as described below.
You may select a 0-Year or 5-Year withdrawal charge schedule at the time of purchase of the Contract. Whether we assess a withdrawal charge and a mortality and expense risk charge will depend on the schedule that you select. You may not change the withdrawal charge schedule after the Contract has been issued. Please see the discussion under “Mortality and Expense Risk Charge” below.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year to 10% of Purchase Payments, excluding any Credit Enhancements made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
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If you select the 5-year schedule, the withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Purchase Payments do not include Credit Enhancements for the purpose of calculating the withdrawal charge. Withdrawals are considered to come first from Purchase Payments and then from earnings. Free withdrawal amounts and free advisory fee withdrawals do not reduce Purchase Payments for the purpose of determining future withdrawal charges.
The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment is considered to have a certain “age,” depending on the length of time since the Purchase Payment was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
0-Year Schedule		5-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	5%
		2	4%
		3	3%
		4	2%
		5	1%
		6 and over	0%
The Company will deduct any withdrawal charge from the withdrawal payment, unless you request that the charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. If the Company deducts the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge. If the Company deducts the withdrawal charge from your remaining Contract Value, the amount of the withdrawal will be increased by an amount sufficient to pay any withdrawal charges associated with the withdrawal request, plus withdrawal charges associated with the additional amount withdrawn to cover such charges. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 5% of Purchase Payments paid under the Contract if you select the 5-year schedule. If you select the 0-year schedule, the Company will not assess a withdrawal charge. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; (2) annuity payments under options that provide for payments for life, or a period of at least seven years; or (3) withdrawals made to pay the fees of your registered investment adviser. The Company will assess any withdrawal charge against the Subaccounts in the same proportion as the withdrawal proceeds are allocated.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value. Assume:
(i) The Owner purchases the Contract with the 5-Year withdrawal charge schedule
(ii) A withdrawal of $20,000 is requested in Contract Year 2
(iii) The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $400, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge %
($20,000 - $10,000) x 4% = $400
The $400 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,600 ($20,000 - $400).
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If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $416.67, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)	x	Withdrawal Charge %
1– Withdrawal Charge %
($20,000 - $10,000) x (4% / (1 - 4%))
$10,000 x (4% / 96%)
$10,000 x 4.17% = $416.67
The $416.67 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,416.67 ($20,000 + $416.67) and the Owner receives a total payment of $20,000.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sale of the Contract. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the mortality and expense risk charge.
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge upon the Annuity Start Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, the following states impose a premium tax on Purchase Payments applied to a Non-Qualified Contract: California (2.35%), Colorado (2.00%), Maine (2.00%), Nevada (3.50%), South Dakota (1.25% on Purchase Payments up to $500,000 and 0.08% on Purchase Payments over $500,000) and Wyoming (1.00%). California also imposes a premium tax of 0.50% on Purchase Payments applied to a Qualified Contract. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including
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fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
In addition, any withdrawal to pay investment advisory fees will reduce your Contract Value. If you elect the Return of Premium Death Benefit Rider, any withdrawal to pay your investment advisory fees will reduce your potential death benefit, perhaps significantly. See “Benefits Under the Contract—Return of Premium Death Benefit” and “The Contract —Full and Partial Withdrawals.” If you elect the 3% Extra Credit Rider, we may recapture all or part of any Credit Enhancement that has not yet vested if you make a withdrawal to pay investment advisory fees (unless your adviser has entered into a variable annuity adviser agreement with us). If you elected the 6% Dollar for Dollar Guaranteed Minimum Income Benefit rider, withdrawals to pay investment advisory fees count against the Annual Limit; withdrawals in excess of the Annual Limit will result in a proportional reduction in the Guaranteed Minimum Income Benefit.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to a mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Withdrawal Charge Schedule	Annual Mortality and Expense Risk Charge
Less than $500,000	0.20%
$500,000 or more	0.00%
We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets, in lieu of the amounts above and regardless of the withdrawal charge schedule selected. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.20% for the 0-Year withdrawal charge schedule or 0.00% for the 5-Year withdrawal charge schedule (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
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Administration Charge — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is 0.25%. The Company guarantees that this charge will not increase for the Subaccounts available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company made each rider available only at issue.
The Company deducts a monthly charge from the Contract Value for any riders elected by the Owner. The Company will deduct the monthly rider charge from the Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract if you purchase the Return of Premium Death Benefit Rider. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, was deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below.
As noted in the table, certain riders are no longer available for purchase. For more information on riders that were available for purchase only prior to February 1, 2010, please see Appendix B – Riders Available for Purchase Only Prior to February 1, 2010.
Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract
Return of Premium Death Benefit*	0.10%
3% Extra Credit[1]	0.40%
Riders Available For Purchase ONLY Prior To February 1, 2010
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.75%
*
Charges for this rider will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and
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expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
Payment of Compensation — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit or the Guaranteed Minimum Income Benefit) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are noncash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
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Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept, without prior Company approval, aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the
21

Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount, (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts and the effective date on which the Subaccounts were closed or will close.
Closed Subaccounts	Effective Date
Alger Capital Appreciation	April 30, 2021
Lord Abbett Series Developing Growth VC	May 5, 2021
PIMCO VIT Low Duration – Administrative Class	April 4, 2011
Vanguard® VIF Small Company Growth	May 1, 2019
In the event that we receive a request on or after the effective date to allocate to any of the Closed Subaccounts, we will handle those transactions as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
●
If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.
●
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
22

●
If you allocate a Purchase Payment to the PIMCO VIT Low Duration Subaccount – Administrative Class, we will allocate the applicable portion of the Purchase Payment to a Subaccount that invests in the Advisor Class of the PIMCO VIT Low Duration Subaccount. The Advisor Class imposes a distribution and/or service (12b-1) fee of 0.25%, which is 0.10% higher than the 0.15% service fee imposed by the Administrative Class.
●
If you had Contract Value allocated to the Vanguard® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation
23

automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer processing fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts
24

issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
●
the total dollar amount being transferred;
●
the number of transfers you made within a period of time;
●
transfers to and from (or from and to) the same Subaccount;
●
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
●
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners and Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000.
Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1
Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that
Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the NAA SMid-Cap Value Series Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the NAA SMid-Cap Value Series Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB Discovery Value, AB Relative Value, AB Sustainable Global Thematic, AB VPS Dynamic Asset Allocation	30 days
Alger Capital Appreciation[1], Alger Large Cap Growth	30 days
Allspring Opportunity VT, Allspring VT Discovery All Cap Growth	30 days
25

Subaccount	Transfer Block Restriction (# of Calendar Days)
ALPS/Alerian Energy Infrastructure	30 days
AFIS Capital World Growth and Income, AFIS U.S. Government Securities, AFIS
Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS®
Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global
Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income,
American Funds IS® International, American Funds IS® International Growth and Income,
American Funds IS® Mortgage, American Funds IS® New World
30 days
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital
Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I.,
BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA
Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA
International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA
U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
Donoghue Forlines Dividend VIT Fund, Donoghue Forlines Momentum VIT Fund	Unlimited
DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
Federated Hermes Fund for U.S. Government Securities II	Unlimited
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap,
Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth
Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment
Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate,
Fidelity® VIP Strategic Income
60 days
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP
Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund,
Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap
Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP
Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value,
Goldman Sachs VIT Mid Cap Growth, Goldman Sachs VIT Mid Cap Value, Goldman
Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days
Guggenheim VIF Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Total Return Bond	30 days
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco
V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco
V.I. Core Equity, Invesco V.I. Discovery Mid Cap Growth, Invesco V.I. Equally-Weighted S&P
500, Invesco V.I. Equity and Income, Invesco V.I. EQV International Equity, Invesco V.I.
Global, Invesco V.I. Global Core Equity, Invesco V.I. Global Real Estate, Invesco V.I. Global
Strategic Income, Invesco V.I. Government Securities, Invesco V.I. Growth and Income,
Invesco V.I. Health Care, Invesco V.I. High Yield, Invesco V.I. Main Street Mid Cap Fund®,
Invesco V.I. Main Street Small Cap Fund®, Invesco V.I. Small Cap Equity
30 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
26

Subaccount	Transfer Block Restriction (# of Calendar Days)
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC2, Lord
Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord
Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord
Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
LVIP American Century VP Disciplined Core, LVIP American Century Inflation Protection,
LVIP American Century International, LVIP American Century Mid Cap Value, LVIP
American Century Value, LVIP JPMorgan Core Bond, LVIP JPMorgan Small Cap Core,
LVIP JPMorgan U.S. Equity
30 days
Macquarie VIP Asset Strategy, Macquarie VIP Balanced, Macquarie VIP Core Equity,
Macquarie VIP Energy, Macquarie VIP Global Growth, Macquarie VIP Growth, Macquarie
VIP High Income, Macquarie VIP International Core Equity, Macquarie VIP Limited-Term
Bond, Macquarie VIP Mid Cap Growth, Macquarie VIP Natural Resources, Macquarie VIP
Science and Technology, Macquarie VIP Small Cap Growth, Macquarie VIP Smid Cap
Core, Macquarie VIP Value
60 days
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High
Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS®
VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery,
MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT
Utilities
30 days
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
NAA All Cap Value Series, NAA Large Cap Value Series, NAA Large Core Series, NAA
Large Growth Series, NAA Mid Growth Series, NAA Small Cap Value Series, NAA Small
Growth Series, NAA SMid-Cap Value Series, NAA World Equity Income Series
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global
Managed Asset Allocation, PIMCO VIT High Yield, PIMCO VIT International Bond
(Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term,
PIMCO VIT Total Return
30 days
Putnam VT Core Equity, Putnam VT Diversified Income, Putnam VT Global Asset
Allocation, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Growth,
Putnam VT Large Cap Value, Putnam VT Small Cap Growth
30 days
27

Subaccount	Transfer Block Restriction (# of Calendar Days)
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF
Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy, Rydex
VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe 1.25x
Strategy, Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x Strategy,
Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet, Rydex VIF
Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF
Inverse Mid-Cap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse
Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x
Strategy, Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100®,
Rydex VIF NASDAQ-100® 2x Strategy, Rydex VIF Nova, Rydex VIF Precious Metals,
Rydex VIF Real Estate, Rydex VIF Retailing, Rydex VIF Russell 2000® 1.5x Strategy,
Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF S&P
500 Pure Growth, Rydex VIF S&P 500 Pure Value, Rydex VIF S&P MidCap 400 Pure
Growth, Rydex VIF S&P MidCap 400 Pure Value, Rydex VIF S&P SmallCap 600 Pure
Growth, Rydex VIF S&P SmallCap 600 Pure Value, Rydex VIF Strengthening Dollar 2x
Strategy, Rydex VIF Technology, Rydex VIF Telecommunications, Rydex VIF
Transportation, Rydex VIF U.S. Government Money Market, Rydex VIF Utilities, Rydex VIF
Weakening Dollar 2x Strategy
Unlimited
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS®
Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF,
TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF
Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF
High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard®
VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term
Investment Grade, Vanguard® VIF Small Company Growth[3], Vanguard® VIF Total Bond
Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total
Stock Market Index
30 days
Victory Pioneer Bond VCT, Victory Pioneer Equity Income VCT, Victory Pioneer High Yield VCT, Victory Pioneer Strategic Income VCT	30 days
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series,
Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth
Series, Virtus Tactical Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY CBRE Global Real Estate Portfolio, VY CBRE Real Estate Portfolio	30 days
Western Asset Variable Global High Yield Bond	30 days
1
You may transfer Contract Value to the Alger Capital Appreciation Subaccount only if you had Contract Value allocated to that Subaccount on
April 30, 2021.
2
You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May 5, 2021.
3
You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that
Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves
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the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners and Participants, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners and Participants who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner or Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner or Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners and Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners and Participants determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Participants without special arrangement, waiver, or exception, aside from allocations to the Redwood, Rydex and certain Federated Subaccounts (see chart above), which do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
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Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners and Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and Participants and, as a result, the Company will inadvertently treat those Owners and Participants differently than Owners and Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners and Participants may be treated differently than others. Consequently, there is a risk that some Owners and Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
●
Investment performance of the Subaccounts to which you have allocated Contract Value,
●
Payment of Purchase Payments,
●
Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
●
Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any application requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.”
Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
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The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.00% or 0.20% annually, and (5) the administration charge for that Subaccount, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0.00% or 0.20% and the administration charge of 0.25% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 15 minutes prior to any announced closing (generally 2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any
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applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than five years and the Company issued the Contract with a 5-year withdrawal charge schedule) and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals to pay investment advisory fees. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees) will be deducted from the requested payment amount as will any premium tax charge and/or a percentage of Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge or premium tax charge and unvested Credit Enhancements be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit."
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal to pay investment advisory fees, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory
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fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charges and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any CDSC Credit and/or Credit Enhancements) or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancement and/or CDSC Credit.
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Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner, and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any uncollected premium tax.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
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Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or
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life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available or have previously been offered. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	●The death benefit will be reduced by any uncollected premium tax.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option.
●The minimum amount that may be transferred to any one
Subaccount is $25.00.
●The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
●Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
●After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	●The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	●The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option.
●Each payment must be at least $100 (unless we consent
otherwise).
●Withdrawals may be subject to income tax and penalties.
●If an Owner is enrolled in the Dollar Cost Averaging or Asset
Reallocation Options, the Owner may not elect to receive
systematic withdrawals from any Subaccount that is part of the
Dollar Cost Averaging or Asset Reallocation Options.

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Optional Benefits
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.10%
●The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
●We will reduce the death benefit offered under this rider by any uncollected premium tax and if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (unless the death benefit is the Contract
Value).
●If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative
Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
●The Owner and any Joint Owner must be 80 or younger on the
Contract Date.
●The Company will continue to deduct the rider charge after the
Annuity Start Date if you elect Annuity Option 5 or 6.
●Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could
significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Extra Credit	Provides a Credit Enhancement equal to 3% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.40%
●If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
●The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
●You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
●Credit Enhancements are not fully vested until the seventh Contract anniversary. Until that date, all or a portion of the Credit
Enhancement(s) will be forfeited under certain circumstances.
●Available only if the Owner was age 80 or younger on the Contract
Date.

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Optional Benefit (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
6% Dollar for Dollar Guaranteed Minimum Income Benefit	Provides a minimum amount (“Minimum Income Benefit”), based on a 6% crediting rate, for purchase of a fixed Annuity, and allows withdrawal of a specified amount each Contract Year (“Annual Limit”) without a proportional reduction to the Minimum Income Benefit.	0.75%
●The Company credits a maximum rate of 3%, not 6%, for amounts allocated to Rydex VIF U.S. Government Money Market
Subaccount.
●We may add new Subaccounts in the future that will earn only the
3% rate.
●You may not exercise this benefit until the 10th Contract
anniversary or later.
●Certain fixed annuity payments can only be elected on the 10th anniversary date of the rider and not available thereafter.
●Available only if the age of the Annuitant was 79 or younger on the
Contract Date.
●If a withdrawal (including a withdrawal to pay advisory fees)
exceeds the Annual Limit, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual
Limit, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual
amount of the withdrawal.

Optional Riders — Upon your application for the Contract, you may select one or both of the following riders:
●
Return of Premium Death Benefit;
●
Extra Credit at 3%.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. See a detailed description of each rider below.
For information on a rider that is no longer available for purchase, please see Appendix B – Rider Available for Purchase Only Prior to February 1, 2010.
Return of Premium Death Benefit — For an additional charge, as reflected in the Fee Table, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”
Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.
Contract Value; or
2.
The sum of all Purchase Payments (not including any Credit Enhancements) less an adjustment for any withdrawals and withdrawal charges (including systematic withdrawals and withdrawals to pay investment advisory fees).
In the event of a withdrawal (including a systematic withdrawal or a withdrawal to pay investment advisory fees), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal reduces Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your total Purchase Payments, your Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
●
For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you
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take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000). After the withdrawal, your death benefit is $83,333. Note that your death benefit decreased by more than the dollar amount of your withdrawal.
See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due or recapture Credit Enhancements that were applied within 12 months of the date of the Owner’s death.
Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by any uncollected premium tax, and, if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (however, if the death benefit is 1 above, we will not reduce the death benefit by any Credit Enhancements).
Note: If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Extra Credit — For an additional charge, as reflected in the Fee Table, under this rider, we will add a bonus, or “Credit Enhancement,” to your Contract Value equal to 3% of each Purchase Payment you make during the first Contract Year.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments. Assume:
(i)
The Owner purchased the Contract with the Extra Credit Rider.
(ii)
The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $3,000 ($100,000 x 3%). Thus, the Contract Value at issue would be $103,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $51,500, the amount of the $50,000 Purchase Payment plus $1,500 ($50,000 x 3%).
There are several important points for you to consider before purchasing this rider:
●
As discussed below, we will recapture all or part of any Credit Enhancement that has not yet vested if you make a full or partial withdrawal.
●
We may exclude all or part of any Credit Enhancements from death benefit proceeds. See “Death Benefit” and “Return of Premium Death Benefit.”
●
If you elect this rider, you must select an Annuity Start Date that is at least seven years after the effective date of the rider. This rider may not be appropriate for you if you want to annuitize sooner or if you are over age 63 at issue and will be required to annuitize the Contract at age 70½ to meet federal minimum distribution requirements for IRAs.
●
We expect to make a profit from the charge for this rider, and we pay for the Credit Enhancements through the rider charge and recapture of Credit Enhancements under the vesting schedule.
●
We will allocate any Credit Enhancement among the Subaccounts in the same proportion as your Purchase Payment.
What happens if I return the Contract? If you exercise your right to return the Contract during the Free-Look period, we will reduce your Contract Value by the value of any Credit Enhancements applied. See “Free-Look Right.”
What happens if I make withdrawals? If you make a full or partial withdrawal, we will recapture all or part of any Credit Enhancement that has not yet “vested.” An amount equal to 1/7 of each Credit Enhancement will vest as of each Contract anniversary and the Credit Enhancement will be fully vested at the end of seven Contract Years.
We will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount available under the Contract. In addition,
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the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company. See “Contingent Deferred Sales Charge.”
The amount we will recapture upon withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. As of the date of the withdrawal, this percentage equals:
1.
The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal amount, divided by
2.
Contract Value immediately prior to the withdrawal.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount. Assume:
(i)
The Owner purchased the Contract with the Extra Credit Rider.
(ii)
The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $5,250 ($175,000 x 3%). Thus, the Contract Value at issue would be $180,250.
An amount equal to 1/7 of the Credit Enhancement vests each Contract anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $5,250 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$5,250
2	$750	$4,500
3	$1,500	$3,750
4	$2,250	$3,000
5	$3,000	$2,250
6	$3,750	$1,500
7	$4,500	$750
8	$5,250	$0.00
Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
(Withdrawal Amount - Free Withdrawal Amount)	x	Unvested Credit Enhancement
(Contract Value Prior to Withdrawal - Unvested Credit Enhancement)
($20,000 - $10,000)	x	$3,750	=	$389.61
($100,000 - $3,750)
How do I know if this rider is right for me? The Extra Credit Rider would make sense for you only if:
●
you do not expect to make Purchase Payments to the Contract after the first Contract Year, and
●
you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed -5.00%.
This return represents the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The return is net of Contract and Underlying Fund expenses. This means that you would need to earn the return above plus the amount of applicable expenses to break even on the rider.
The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the
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applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
What this all means is:
●
if your actual returns are greater than the amount set forth above and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider.
●
if your actual returns are less, or if you make additional Purchase Payments after the first Contract Year, you will be worse off than if you had not purchased the rider.
●
The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Are there age restrictions on purchasing this rider? The Owner must be 80 or younger on the Contract Date.
Rider Available for Purchase Only Prior to February 1, 2010 — A rider previously offered with the Contract is no longer available for purchase. Please refer to Appendix B – Rider Available For Purchase Only Prior To February 1, 2010 for a description of this rider.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15, 20 or 30 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to
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quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charges and any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charges and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2% in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66
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2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2% in lieu of the rate described above.
Option 5 — Payments for a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 30 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15, 20 or 30 years, as elected by the Owner. This option differs from Annuity Option 5 in that Annuity Payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Annuity Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
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The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Annuity Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular Qualified Plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches their “applicable age” as defined in the Code. If the Annuitant attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If Annuitant attains age 74 after 2032, their applicable age is 75. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed
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subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Business Disruption and Cybersecurity Risks — We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g. affecting the internet, cloud services, or other infrastructure) or targeted (e.g. failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).
Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.
Systems failures and cybersecurity incidents affecting us, our affiliates, the Underlying Funds, intermediaries, service providers, and other third parties on whom we rely may adversely affect your contract value and interfere with our ability to process contract transactions and calculate contract values. Systems failures and cybersecurity
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breaches may cause us to be unable to process orders from our website or with the Underlying Funds, cause us to be unable to calculate unit values and/or the Underlying Funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value.
The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.
In addition, we are also exposed to risks related to natural and man-made disasters including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of contract transactions, including processing orders from Owners and orders with the Underlying Funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the Underlying Funds and the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, effective for plan years beginning in 2024, distributions of employee elective deferrals, qualified nonelective contributions, qualified matching contributions, and gains attributable to such contributions may now be made on account of hardship. Under prior provisions, distributions on account of hardship generally were limited to amounts attributable to employee elective deferrals. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
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Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income. The ownership rights under the Contract are similar to, but different in
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certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case, due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.
The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually)
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made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
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In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the Participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the plan or subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches their “applicable age” as defined in the Code or retires (“required beginning date”). If the employee attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If employee attains age 74 after 2032, their applicable age is 75. Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s
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death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached their applicable age (defined above). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship. Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract in most states.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
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Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $7,500 or $8,000 for owners age 50 or older (for 2025) or (ii) 100% of the individual’s taxable compensation (for 2025).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 in 2025 (indexed for inflation in future tax years). However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($126,000 to $146,000 for a married couple filing a joint return and $79,000 to $89,000 for a single taxpayer in 2025). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $236,000 to $246,000 (for 2025). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches their applicable age (as defined above)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $150,000 to $165,000 in adjusted gross income for 2025 ($236,000 to $246,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the
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Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
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Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
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Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
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Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive an annual and semiannual shareholder report for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. The shareholder reports contain information required by federal securities laws and will also be available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121281.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
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Legal Matters — Alison Pollock, Esq., Assistant General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2024, 2023, and 2022, the commission amounts paid to SDL in connection with all Contracts sold through the Separate Account were $630,280, $813,931, and $1,204,064, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of the commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 0.15% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 0.05% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including
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the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2024 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Planning Corporation; Commonwealth Financial Network; GWN Securities, Inc.; Innovation Partners, LLC; The Leaders Group, Inc.; Lincoln Investment Planning, LLC; LPL Financial, LLC; OFG Financial Services, Inc.; Osaic Wealth, Inc.; and PlanMember Securities Corporation.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121281.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121281. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
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APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended or updated from time to time, and can be found online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121281. You can view, download, and print copies of Underlying Fund documents at this website. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://www.securitybenefit.com/performance.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Mid Cap Value	AB Discovery Value – Class B Adviser: AllianceBernstein L.P.	1.06%	9.72%	8.57%	7.36%
Large Cap Value	AB Relative Value – Class B Adviser: AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Global Equity	AB Sustainable Global Thematic – Class B Adviser: AllianceBernstein L.P.	1.21%	5.96%	8.77%	9.45%
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.13%	10.43%	3.15%	3.82%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.02%	13.70%	7.04%	8.17%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management Company	0.83%	0.44%	-0.13%	0.84%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management Company	0.90%	18.85%	11.92%	9.99%
Large Cap Growth	Alger Capital Appreciation – Class S2 Adviser: Fred Alger Management, LLC	1.19%	47.77%	17.55%	15.25%
Large Cap Growth	Alger Large Cap Growth – Class I-2 Adviser: Fred Alger Management, LLC	0.87%	42.89%	16.79%	13.87%
Mid Cap Blend	Allspring Opportunity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.08%	15.05%	11.72%	10.78%
Large Cap Growth	Allspring VT Discovery All Cap Growth – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.07%	21.00%	10.75%	12.12%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.31%	40.60%	14.15%	5.07%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.79%	16.11%	8.04%	8.05%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	0.98%	-3.32%	-2.65%	-0.33%
A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.01%	13.39%	9.49%	10.46%
Global Equity	American Funds IS® Global Small Capitalization – Class 4 Adviser: Capital Research and Management Company	1.20%	2.12%	2.74%	5.54%
Large Cap Growth	American Funds IS® Growth – Class 4 Adviser: Capital Research and Management Company	0.84%	31.29%	18.53%	16.29%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.78%	23.93%	12.73%	11.93%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.03%	2.93%	0.97%	3.75%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.06%	3.11%	2.28%	3.73%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management Company	0.88%	0.35%	-0.30%	0.78%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.14%	6.33%	4.29%	5.96%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class III Adviser: BlackRock Advisors, LLC	1.06%	25.11%	13.81%	12.07%
Large Cap Value	BlackRock Basic Value V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	10.05%	8.72%	7.48%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class III Adviser: BlackRock Advisors, LLC	1.47%	31.93%	15.84%	14.77%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	9.71%	7.98%	8.79%
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited; BlackRock International Limited	1.16%	9.01%	5.74%	5.33%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.89%	7.85%	4.17%	4.74%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class III Adviser: BlackRock Advisors, LLC	1.22%	31.39%	15.88%	15.01%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	7.96%	7.70%	8.33%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.15%	25.39%	15.29%	14.79%
A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Mellon Investments Corporation	0.52%	24.34%	13.92%	12.53%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co., LLC	1.10%	12.48%	11.66%	11.28%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.48%	15.10%	10.74%	N/A
Global Bond	Dimensional VA Global Bond Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.21%	5.38%	0.81%	1.53%
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.44%	11.99%	7.77%	6.95%
International Equity	Dimensional VA International Small Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.39%	3.82%	4.11%	5.91%
International Equity	Dimensional VA International Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.28%	6.62%	7.08%	5.62%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.12%	5.48%	1.91%	1.57%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.21%	13.38%	8.43%	8.52%
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.28%	8.14%	12.55%	9.46%
Large Value	Donoghue Forlines Dividend VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	2.76%	12.76%	3.75%	1.43%
Tactical Allocation	Donoghue Forlines Momentum VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	1.56%	23.03%	7.90%	6.83%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.23%	5.79%	5.51%	5.20%
A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Floating Rate Bond	Eaton Vance VT Floating-Rate Income - Initial Class Adviser: Eaton Vance Management	1.19%	7.68%	4.24%	3.92%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.97%	0.58%	-1.14%	0.45%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	1.12%	5.85%	2.92%	4.22%
Balanced/Asset Allocation	Fidelity® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.67%	15.58%	10.57%	9.35%
Large Cap Blend	Fidelity® VIP Contrafund® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.81%	33.45%	16.74%	13.33%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC	0.57%	16.57%	10.28%	8.35%
Emerging Markets	Fidelity® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	1.13%	9.71%	4.09%	5.78%
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.74%	21.91%	13.10%	11.11%
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	38.54%	18.46%	17.93%
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.07%	8.62%	2.47%	3.90%
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.34%	24.59%	14.12%	12.71%
A-4

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Intermediate Term Bond	Fidelity® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.63%	1.50%	0.20%	1.68%
Mid Cap Growth	Fidelity® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	17.18%	11.06%	8.94%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.98%	4.81%	5.50%	6.06%
Specialty-Sector	Fidelity® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.86%	6.25%	1.94%	3.67%
Multi-Sector Bond	Fidelity® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.89%	5.78%	2.54%	3.34%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.87%	30.44%	13.64%	12.67%
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.00%	17.99%	9.63%	9.30%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.73%	7.20%	5.29%	5.27%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.07%	26.30%	13.42%	12.71%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.16%	4.66%	6.42%	5.87%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.89%	10.79%	10.30%	10.44%
A-5

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.91%	11.71%	8.36%	8.17%
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.09%	11.04%	9.75%	9.32%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.05%	4.02%	1.19%	1.98%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.78%	1.37%	-0.52%	0.53%
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.34%	5.80%	5.19%	4.61%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.06%	16.74%	9.59%	7.74%
Mid Cap Growth	Goldman Sachs VIT Mid Cap Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.38%	20.23%	11.04%	10.20%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.09%	12.12%	9.57%	7.71%
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.12%	18.76%	8.73%	8.69%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.04%	31.99%	16.47%	14.61%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.30%	6.83%	3.83%	3.84%
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	2.23%	0.37%	3.73%	0.75%
High Yield Bond	Guggenheim VIF High Yield Adviser: Guggenheim Partners Investment Management, LLC	1.32%	7.63%	3.73%	4.43%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.87%	-3.66%	2.43%	1.68%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Guggenheim Partners Investment Management, LLC	0.98%	3.09%	1.01%	2.51%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.42%	-1.81%	2.83%	4.15%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
A-6

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.57%	3.56%	2.51%	3.57%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.05%	25.29%	12.07%	9.15%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
Large Blend	Invesco V.I. Equally-Weighted S&P 500 – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.59%	12.47%	10.20%	9.65%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	11.91%	8.12%	7.09%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.24%	16.72%	7.62%	6.93%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.27%	-2.11%	-2.64%	1.26%
Multi-Sector Bond	Invesco V.I. Global Strategic Income – Series II Adviser: Invesco Advisers, Inc.	1.19%	2.79%	-0.43%	1.28%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.95%	1.48%	-0.40%	0.67%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.00%	15.72%	9.81%	8.53%
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.24%	3.87%	3.38%	5.13%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.14%	7.59%	2.72%	3.55%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.19%	16.79%	8.83%	7.68%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.20%	17.85%	10.60%	7.82%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.97%	15.32%	9.61%	12.12%
A-7

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Henderson Investors US LLC	0.83%	28.14%	15.12%	15.36%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Henderson Investors US LLC	1.18%	12.80%	6.86%	7.33%
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Henderson Investors US LLC	1.13%	5.58%	6.95%	5.29%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.92%	34.96%	16.49%	14.25%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	6.72%	1.90%	3.73%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.25%	22.18%	7.27%	8.59%
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	22.14%	12.23%	11.16%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.19%	16.65%	8.81%	7.91%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.93%	20.60%	10.37%	9.05%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.13%	30.61%	7.67%	9.37%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.14%	14.90%	9.21%	6.83%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.71%	2.66%	0.11%	1.50%
Large Cap Value	LVIP American Century Disciplined Core Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.00%	12.84%	7.91%	7.97%
Inflation- Protected Bond	LVIP American Century Inflation Protection – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.76%	1.54%	1.22%	1.73%
International Equity	LVIP American Century International – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.19%	2.46%	3.39%	4.77%
Mid Cap Value	LVIP American Century Mid Cap Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.03%	8.52%	7.13%	7.87%
A-8

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Value	LVIP American Century Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.91%	9.29%	8.41%	8.01%
Intermediate Core Bond	LVIP JPMorgan Core Bond – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.72%	1.46%	-0.19%	1.24%
Small Cap Blend	LVIP JPMorgan Small Cap Core – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	1.00%	11.44%	6.77%	7.02%
Large Cap Blend	LVIP JPMorgan U.S. Equity – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.90%	23.68%	15.45%	13.11%
Global Allocation	Macquarie VIP Asset Strategy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.03%	12.44%	6.56%	5.27%
Balanced/Asset Allocation	Macquarie VIP Balanced - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.04%	15.60%	8.30%	7.14%
Large Cap Growth	Macquarie VIP Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	25.69%	14.99%	12.09%
Specialty-Sector	Macquarie VIP Energy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.24%	-5.60%	5.79%	-1.89%
Global Equity	Macquarie VIP Global Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.27%	17.08%	10.48%	9.27%
Large Cap Growth	Macquarie VIP Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	23.89%	16.13%	15.26%
High Yield Bond	Macquarie VIP High Income - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.97%	6.20%	3.51%	4.13%
A-9

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
International Equity	Macquarie VIP International Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.17%	3.79%	4.71%	4.24%
Short Term Bond	Macquarie VIP Limited-Term Bond - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.84%	4.33%	1.64%	1.74%
Mid Cap Growth	Macquarie VIP Mid Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.16%	2.20%	7.96%	9.88%
Specialty-Sector	Macquarie VIP Natural Resources - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.28%	-0.58%	5.81%	0.98%
Specialty-Sector	Macquarie VIP Science and Technology - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.16%	30.59%	14.05%	13.54%
Small Cap Growth	Macquarie VIP Small Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	14.26%	6.25%	7.53%
Small Cap Blend	Macquarie VIP Smid Cap Core - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	14.26%	7.79%	8.41%
Large Cap Value	Macquarie VIP Value - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.02%	6.47%	7.96%	7.52%
Emerging Markets	MFS® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	2.09%	11.31%	0.24%	3.14%
Global Allocation	MFS® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.13%	4.68%	2.87%	3.66%
High Yield Bond	MFS® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.05%	6.53%	2.93%	3.98%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.04%	15.98%	12.16%	12.91%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.22%	2.78%	3.64%	4.95%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.17%	6.97%	4.88%	7.26%
A-10

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.04%	19.22%	11.12%	10.81%
Small Cap Growth	MFS® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.20%	6.44%	4.71%	8.92%
Large Cap Blend	MFS® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.04%	18.56%	11.60%	11.38%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	7.46%	5.89%	6.20%
Intermediate Term Bond	MFS® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	2.33%	0.14%	1.64%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.05%	11.34%	5.61%	6.02%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.58%	11.28%	0.87%	2.87%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.51%	7.72%	1.23%	3.03%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	14.58%	8.63%	8.05%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.86%	10.17%	5.53%	5.54%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.97%	5.29%	1.75%	2.50%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.87%	12.67%	7.32%	7.00%
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.92%	7.97%	3.81%	4.13%
Multi Cap Value	NAA All Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.13%	10.25%	8.87%	8.54%
Large Cap Value	NAA Large Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.02%	13.46%	9.70%	8.86%
A-11

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Blend	NAA Large Core Series Adviser: New Age Alpha Advisors, LLC	1.16%	25.88%	14.10%	12.69%
Large Cap Growth	NAA Large Growth Series Adviser: New Age Alpha Advisors, LLC	1.15%	32.18%	17.69%	15.83%
Mid Cap Growth	NAA Mid Growth Series Adviser: New Age Alpha Advisors, LLC	1.16%	17.37%	9.98%	10.38%
Small Cap Value	NAA Small Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.27%	8.51%	7.56%	6.57%
Small Cap Growth	NAA Small Growth Series Adviser: New Age Alpha Advisors, LLC	1.45%	12.76%	7.06%	8.07%
Mid Cap Value	NAA SMid-Cap Value Series Adviser: New Age Alpha Advisors, LLC	1.15%	9.05%	8.67%	8.42%
Global Equity	NAA World Equity Income Series Adviser: New Age Alpha Advisors, LLC	1.14%	12.59%	8.33%	7.69%
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.89%	25.84%	13.97%	11.44%
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	2.44%	3.57%	4.31%	4.25%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	2.54%	3.97%	6.98%	1.55%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.38%	7.42%	0.82%	3.27%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.18%	-0.60%	-0.43%	0.72%
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.39%	10.75%	6.03%	5.75%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.90%	6.78%	3.25%	4.39%
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.08%	-3.50%	-3.26%	-0.84%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.77%	4.39%	0.98%	1.18%
Inflation- Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	1.17%	2.03%	1.83%	2.05%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.72%	5.95%	2.66%	2.29%
A-12

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.89%	2.43%	-0.13%	1.43%
Multi Cap Blend	Putnam VT Core Equity – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.93%	26.96%	16.06%	13.17%
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	1.09%	5.76%	-0.04%	1.95%
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited; The Putnam Advisory Company, LLC	1.15%	16.36%	8.00%	7.00%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	0.98%	7.86%	3.38%	4.25%
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited	0.85%	2.32%	-1.41%	1.03%
Large Cap Growth	Putnam VT Large Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.89%	33.41%	17.91%	16.21%
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	0.80%	19.14%	12.45%	10.88%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Advisers, Inc.; Franklin Templeton Investment Management Limited	1.18%	23.33%	12.97%	9.64%
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.80%	23.11%	5.15%	6.15%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.78%	-2.47%	7.17%	6.42%
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.79%	-1.40%	2.11%	3.52%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	2.00%	8.29%	6.11%	0.05%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.78%	4.42%	3.55%	4.80%
A-13

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty	Rydex VIF Dow 2x Strategy Adviser: Security Investors, LLC	1.89%	20.63%	11.13%	15.58%
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.78%	16.13%	21.13%	19.69%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.78%	0.07%	8.35%	0.21%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.78%	-7.90%	0.19%	-9.33%
International Equity	Rydex VIF Europe 1.25x Strategy Adviser: Security Investors, LLC	1.91%	-3.00%	3.80%	3.52%
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.79%	22.26%	9.03%	8.33%
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy Adviser: Security Investors, LLC	1.46%	-12.46%	-10.37%	-4.02%
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.78%	0.14%	5.47%	6.51%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.74%	6.68%	1.50%	3.71%
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.79%	23.40%	8.91%	10.93%
Specialty	Rydex VIF Inverse Dow 2x Strategy Adviser: Security Investors, LLC	1.88%	-15.94%	-24.02%	-23.94%
Specialty	Rydex VIF Inverse Government Long Bond Strategy Adviser: Security Investors, LLC	5.19%	16.91%	7.26%	1.10%
Specialty	Rydex VIF Inverse Mid-Cap Strategy Adviser: Security Investors, LLC	1.89%	6.36%	-11.74%	-10.57%
Specialty	Rydex VIF Inverse NASDAQ-100® Strategy Adviser: Security Investors, LLC	1.93%	-15.79%	-18.59%	-17.35%
Specialty	Rydex VIF Inverse Russell 2000® Strategy Adviser: Security Investors, LLC	1.89%	-5.64%	-11.13%	-10.29%
Specialty	Rydex VIF Inverse S&P 500 Strategy Adviser: Security Investors, LLC	1.89%	-13.11%	-13.36%	-12.21%
International Equity	Rydex VIF Japan 2x Strategy Adviser: Security Investors, LLC	1.68%	1.01%	-1.35%	6.25%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.79%	16.50%	4.77%	6.43%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy Adviser: Security Investors, LLC	1.87%	15.26%	9.51%	9.99%
Large Cap Growth	Rydex VIF NASDAQ-100® Adviser: Security Investors, LLC	1.76%	23.91%	17.87%	16.48%
A-14

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Growth	Rydex VIF NASDAQ-100® 2x Strategy Adviser: Security Investors, LLC	1.97%	41.90%	27.93%	28.15%
Large Cap Blend	Rydex VIF Nova Adviser: Security Investors, LLC	1.74%	32.76%	16.37%	15.44%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.69%	8.12%	4.01%	6.67%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.79%	5.03%	1.22%	3.44%
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.79%	16.60%	9.90%	7.99%
Small Cap Blend	Rydex VIF Russell 2000® 1.5x Strategy Adviser: Security Investors, LLC	1.94%	10.95%	4.79%	6.95%
Small Cap Blend	Rydex VIF Russell 2000® 2x Strategy Adviser: Security Investors, LLC	1.97%	9.55%	2.34%	6.32%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy Adviser: Security Investors, LLC	1.96%	42.25%	18.36%	18.43%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.69%	26.67%	9.44%	9.23%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.69%	10.84%	6.32%	5.99%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.69%	16.15%	8.58%	6.25%
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.69%	4.42%	12.27%	8.56%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.69%	8.19%	4.21%	5.62%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.69%	3.74%	9.22%	5.40%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy Adviser: Security Investors, LLC	2.13%	21.01%	6.23%	4.68%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.78%	23.97%	16.19%	15.82%
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.82%	15.73%	1.71%	3.07%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.79%	1.56%	7.13%	5.26%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.43%	3.89%	1.67%	0.98%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.79%	19.86%	4.09%	6.09%
A-15

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty	Rydex VIF Weakening Dollar 2x Strategy Adviser: Security Investors, LLC	2.10%	-13.21%	-7.24%	-6.27%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	0.99%	35.17%	14.18%	14.48%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	0.98%	11.38%	8.21%	8.00%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	1.42%	5.81%	8.20%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc.	0.84%	4.70%	1.72%	1.56%
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.37%	7.67%	0.88%	3.98%
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel, LLC	1.08%	-1.00%	2.60%	2.38%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.77%	-11.37%	-4.85%	-2.03%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited Sub-Adviser: Templeton Asset Management Ltd.	1.18%	5.40%	4.60%	4.08%
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	1.36%	-2.27%	10.31%	5.45%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	11.72%	7.98%	N/A
Balanced/Asset Allocation	TOPS® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	6.58%	4.40%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.81%	5.76%	3.50%	N/A
Balanced/Asset Allocation	TOPS® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	10.48%	7.10%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.01%	5.28%	-2.28%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	7.86%	3.96%	N/A
A-16

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	3.19%	2.21%	N/A
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	8.48%	5.79%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.58%	14.41%	5.46%	6.69%
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.30%	-3.09%	7.28%	0.57%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.20%	14.80%	8.18%	8.37%
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	13.41%	11.86%	12.37%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	7.49%	4.04%	4.90%
Large Cap Value	Vanguard® VIF Diversified Value Adviser: Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC	0.28%	14.89%	12.24%	9.76%
Large Cap Value	Vanguard® VIF Equity Income Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.29%	15.12%	9.85%	9.89%
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	24.84%	14.36%	12.95%
Global Bond	Vanguard® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	2.03%	-0.23%	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.34%	33.14%	15.96%	14.67%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.24%	6.30%	3.37%	4.53%
International Equity	Vanguard® VIF International Adviser: Baillie Gifford Overseas Ltd; Schroder Investment Management North America Inc.	0.31%	9.01%	6.27%	8.40%
Mid Cap Blend	Vanguard® VIF Mid-Cap Index Adviser: The Vanguard Group, Inc.	0.17%	15.08%	9.70%	9.41%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.13%	10.32%	6.06%	6.52%
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	4.74%	2.84%	4.99%
A-17

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	4.89%	1.97%	2.24%
Small Cap Growth	Vanguard® VIF Small Company Growth[2] Adviser: ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.29%	11.38%	6.96%	8.66%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	1.24%	-0.39%	1.25%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.11%	5.06%	4.23%	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	23.71%	13.67%	12.37%
Intermediate Term Bond	Victory Pioneer Bond VCT – Class II Adviser: Victory Capital Management Inc.	0.85%	3.01%	0.43%	1.73%
Large Cap Value	Victory Pioneer Equity Income VCT - Class II Adviser: Victory Capital Management Inc.	1.06%	10.97%	6.48%	7.99%
High Yield Bond	Victory Pioneer High Yield VCT - Class II Adviser: Victory Capital Management Inc.	1.38%	8.48%	2.78%	3.91%
Multi-Sector Bond	Victory Pioneer Strategic Income VCT - Class II Adviser: Victory Capital Management Inc.	1.42%	3.87%	1.34%	2.42%
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Duff & Phelps Investment Management Co.	1.16%	10.92%	5.58%	6.12%
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.26%	9.72%	6.80%	14.30%
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Virtus Fixed Income Advisers, LLC	0.94%	5.91%	2.32%	3.34%
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Sustainable Growth Advisers, LP	1.16%	-5.59%	3.96%	2.05%
Balanced/Asset Allocation	Virtus Tactical Allocation Series – Class A Adviser: Virtus Investment Advisers, LLC Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Virtus Fixed Income Advisers, LLC	1.03%	13.80%	6.83%	6.48%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.35%	15.22%	10.72%	10.16%
A-18

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty-Sector	VY® CBRE Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.46%	-0.02%	1.24%	2.74%
Specialty-Sector	VY® CBRE Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.41%	4.14%	4.08%	4.94%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Franklin Templeton Fund Adviser, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited (London); Western Asset Management Company Pte. Ltd. (Singapore)	1.06%	6.70%	1.81%	3.45%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

There are no investment restrictions under the Contract. However, if you elected one of the optional riders listed in the table below, your Contract is impacted by investment allocations, as set forth below.
Rider No Longer Available
Rider	Investment Restriction	Investment Allocation Impact on Crediting Rate
6% Dollar for Dollar Guaranteed Minimum Income Benefit	N/A
The Company will credit a maximum rate of 3% for amounts
allocated to the Rydex VIF U.S. Government Money Market
Subaccount; however, you will still pay the full rider charge. All other investments will be credited at 6%.

A-19

APPENDIX B
Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

6% Dollar for Dollar Guaranteed Minimum Income Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — Under this rider, we provide a future “safety net” by offering you the ability to receive guaranteed minimum fixed annuity payments when you annuitize. This means you will know the level of minimum income that will be available to you upon annuitization (the “Guaranteed Minimum Income Benefit”), regardless of fluctuating market conditions (and assuming you make withdrawals within a specified amount, as discussed below).
There are several important points for you to consider before purchasing the 6% Dollar for Dollar Guaranteed Minimum Income Benefit rider:
●
There is a ten-year waiting period before you can apply the Guaranteed Minimum Income Benefit to Annuity Payments. This rider may not be appropriate for you if you want to annuitize sooner or if you are over age 60 at issue and will be required to annuitize the Contract at age 70 ½ to meet federal minimum distribution requirements for Qualified Plans.
●
Because the annuity rates under the 6% Dollar for Dollar Guaranteed Minimum Income Benefit rider are based on conservative actuarial factors, the amount of lifetime income that the riders guarantee may be less than the amount of income that would be provided by applying your proceeds under the Contract to then-current annuity rates for the same Annuity Option. However, when you annuitize you are not required to apply the Guaranteed Minimum Income Benefit to receive Annuity Payments, and may instead apply your proceeds under the Contract to an Annuity Option at our then-current annuity rates.
●
Because you are not required to use the 6% Dollar for Dollar Guaranteed Minimum Income Benefit rider to receive Annuity Payments, and because you may never need to rely upon the Guaranteed Minimum Income Benefit, the benefit should be viewed as a payment “floor.” However, we will not refund charges paid for the rider if you do not receive the Guaranteed Minimum Income Benefit. Please consider that you may pay for the rider during the life of the Contract without receiving any of its benefits.
How do you calculate the Guaranteed Minimum Income Benefit? The Guaranteed Minimum Income Benefit is equal to:
●
Purchase Payments received during the three-year period that starts on the date the rider is issued (including any Credit Enhancements applied in connection with those Purchase Payments), less
●
any premium tax, less
●
an adjustment for withdrawals, increased
●
at an annual effective rate of interest of 6%.
Note:	There are some important points to understand about the interest we credit to the Guaranteed Minimum Income Benefit.
●
We take into account the timing of when we receive each Purchase Payment and when you make a withdrawal for purposes of determining when we credit interest under the Guaranteed Minimum Income Benefit calculation.
●
We only credit interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday. This rider may not be appropriate for you if you plan on electing an early Annuity Start Date or if the Annuitant is nearing his or her 80th birthday.
●
We credit a maximum rate of 3% for amounts allocated to the Rydex VIF U.S. Government Money Market Subaccount; however, you will still pay the full rider charge. You will not receive the benefit of the 6% rate in determining the Guaranteed Minimum Income Benefit for amounts in this Subaccount. We may add new Subaccounts in the future that will earn only the 3% rate in calculating the Guaranteed Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.
What happens if I make withdrawals? You may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Guaranteed Minimum Income Benefit.

●
This means that when you make a withdrawal that does not exceed the Annual Limit, we only reduce the Guaranteed Minimum Income Benefit as of the date of the withdrawal by the exact dollar amount of the withdrawal (including any applicable withdrawal charges, any Credit Enhancement forfeitures, and any premium tax charges).
The initial Annual Limit is equal to:
●
6% of the initial Purchase Payment (not including any Credit Enhancement) if you purchase this rider when you purchase the Contract.
●
6% of Contract Value if you purchase this rider on a Contract Anniversary.
The Annual Limit will remain the same each Contract Year unless you make additional Purchase Payments after we issue the rider or withdraw more than the Annual Limit.
Note:	You cannot carry over any portion of the Annual Limit that is not withdrawn during a Contract Year for withdrawal in a future Contract Year.
What happens if I make a withdrawal that exceeds the Annual Limit? If you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit, we will make a proportional reduction in the Guaranteed Minimum Income Benefit with regard to the excess withdrawal.
●
This means that when you make a withdrawal that exceeds the Annual Limit, we reduce the Guaranteed Minimum Income Benefit as follows:
●
first by any portion of the withdrawal that does not exceed the Annual Limit (including any applicable withdrawal charges, any Credit Enhancement forfeitures, and any premium tax charges), and
●
second by a percentage that equals (a) divided by (b), where:
a.
is the amount of the withdrawal that exceeds the Annual Limit, and
b.
is the Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit.
Note:
This rider may not be appropriate for you if you plan on taking withdrawals in excess of the
Annual Limit because such excess withdrawals may significantly reduce or eliminate the value of the Guaranteed Minimum Income Benefit. If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Limit, you will have to withdraw more than the Annual Limit to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Guaranteed Minimum Income Benefit. You should consult a tax adviser before purchasing the Guaranteed Minimum Income Benefit rider with a qualified contract.

We also will reduce the Annual Limit by a percentage that equals (a) divided by (b), where:
a.
is the amount of the withdrawal that exceeds the Annual Limit, and
b.
is the Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit.
The new Annual Limit will be the Annual Limit for all future Contract Years unless you make additional Purchase Payments or again withdraw more than the Annual Limit, which will require us to again adjust the Annual Limit.
What happens if I make Purchase Payments? We will increase the Annual Limit in an amount equal to 6% of any Purchase Payment you make after the rider is issued (not including any Credit Enhancement). Unless made during the first three years after the rider’s issue date, we will not increase the Guaranteed Minimum Income Benefit if you make additional Purchase Payments.
What happens when I annuitize? Beginning on the tenth anniversary of the date we issued the rider, you may apply the Guaranteed Minimum Income Benefit, less any applicable premium tax, to purchase a fixed Annuity under:
1.
Annuity Option 2,
2.
Annuity Option 4B, or
3.
the Alternate Benefit, as discussed below.

If you choose Annuity Option 2 or Annuity Option 4B:
●
You may purchase a fixed Annuity within the 30-day period following any Contract Anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. This means that if you annuitize before the tenth anniversary, or at any time thereafter other than within the 30-day period following a Contract Anniversary, the Guaranteed Minimum Income Benefit is not available.
●
Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10 year period certain.
●
Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10 year period certain.
●
We base the annuity rates under the rider for these Options upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2%.
●
For more information, see the discussion of Option 2 and Option 4B under “Annuity Options.”
If you choose the Alternate Benefit:
●
The Alternate Benefit is available only on the tenth anniversary of the date we issued the rider and is not available thereafter. You may elect the Alternate Benefit by providing written notice to us within the 30-day period following the tenth anniversary of the date we issued the rider.
●
The Alternate Benefit provides for fixed Annuity payments on a monthly, quarterly, semiannual, or annual basis for a period of 15 years. Annuity payments are equal to the amount determined by dividing (a) by (b), where:
a.
is the Guaranteed Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax, and
b.
is the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):
Payment Frequency	Total Number of Payments
Monthly	180
Quarterly	60
Semiannual	30
Annual	15
Note:
Because payments are made over a specified period rather than for life, we calculate the
Alternate Benefit without using annuity rates. The Alternate Benefit represents the return of your Guaranteed Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax, over a period of 15 years without crediting interest on that amount.

●
We guarantee that the Alternate Benefit will be at least equal to an amount determined by applying the Guaranteed Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax, to Annuity Option 7 with a 15-year period certain. See the discussion of Option 7 under “Annuity Options.”
Are there age restrictions on purchasing this rider? On the date the rider was issued, the Annuitant must have been age 79 or younger.
Example 1. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to Rydex VIF U.S. Government Money Market Subaccount.
(iv)
The Owner does not purchase a Credit Enhancement rider.
At the time the Contract is issued, the Minimum Income Benefit is $100,000, and the Annual Limit is $6,000 ($100,000 x 6%). 99 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 99 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $101,593, calculated as follows:

Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .06)(99/365)
$100,000 x 1.06(99/365) = $101,593
The increase in the Annual Limit is calculated as follows:
Annual Limit prior to Purchase Payment + (Purchase Payment x 6%)
$6,000 + ($50,000 x 6%)
$6,000 + $3,000 = $9,000
After the $50,000 Purchase Payment, the Minimum Income Benefit is $151,593 ($101,593 + $50,000), and the Annual Limit is $9,000.
Example 2. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Decreases as a Result of a Withdrawal.
Continuing from Example 1, the Owner takes a withdrawal of $19,000 a little over a year (376 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $159,000 and the Minimum Income Benefit prior to the withdrawal is $160,971 ($151,593 x 1.06(376/365)). After the withdrawal, the Minimum Income Benefit decreases as follows:
(Minimum Income Benefit prior to withdrawal - Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60
The decrease in the Annual Limit is calculated as follows:
Annual Limit prior to withdrawal x (1 - (Amount of withdrawal in excess of Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
$9,000 x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$9,000 x (1 - ($10,000 / $150,000)) = $8,400
After the $19,000 withdrawal, the Contract Value is $140,000 ($159,000 - $19,000), the Minimum Income Benefit is $141,839.60, and the Annual Limit is $8,400.
Example 3. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract Anniversary. Approximately 3,197 days have elapsed since the last withdrawal of $19,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 6% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.39. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $236,292.07 ($141,839.60 x (1.06(3197/365))). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($236,292.07 / $1,000) x $5.39
$236.29 x $5.39 = $1,273.61
Example 4. How Advisory Fee Withdrawals Reduce the 6% Dollar for Dollar Guaranteed Minimum Income Benefit.
Using the same assumptions from Example 3, 99 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $101,593 ($100,000 x 1.06(99/365)). Assume there have been no other fees or withdrawals taken during the Contract Year. Thus, the $1,000 advisory fee is less than the remaining Annual Limit of $6,000. As a result of the advisory fee withdrawal, the Guaranteed Minimum Income Benefit is reduced dollar for dollar as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal - Advisory Fee Withdrawal Amount
$101,593 - $1,000 = $100,593
The remaining Annual Limit is also reduced dollar for dollar by the amount of the advisory fee withdrawal. Thus, after the advisory fee withdrawal, the remaining Annual Limit is $5,000 ($6,000 - $1,000) and the Guaranteed Minimum Income Benefit is $100,593.

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://vpx.broadridge.com/GetContract1.asp?doctype=pros&cid=sblife&fid=814121281.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000042185

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued on or after April 18, 2011)
May 1, 2025
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the EliteDesigns Variable Annuity dated May 1, 2025, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
V6915C (PRS)
32-69150-03 2025/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2024, 2023, and 2022, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $630,280, $813,931, and $1,204,064, respectively. SDL passes through commissions it receives either to the SDL registered representatives involved in the sales process or to the Selling Broker-Dealers for their sales of the Contract, as applicable. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0%, and the administration charge of 0.25%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the
2

minimum mortality and expense risk charge and the administration charge, or if you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund® Subaccount and the Return of Premium Death Benefit Rider (with an annual charge of 0.35% for Contracts issued on or after December 28, 2012), the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.20%
Plus: Optional Rider Charge	+	0.35%
Less: Minimum Charge	-	0.00%
Excess Charge on an Annual Basis		0.55%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00466
Net Subaccount Adjustment Per Unit		$0.02034
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$101.70
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund® Subaccount as follows: $0.02034 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 10.196 Accumulation Units. On the Reinvestment Date, 10.196 Accumulation Units are added to Contract Value for a total of 5,010.196 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,010.196 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,976.70 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
3

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $7,000 (for 2025) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 in 2025 (indexed for inflation in future tax years).
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2025) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2025) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $70,000 (for 2025). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk charge of 0.20%; (2) the highest Return of Premium Death Benefit Rider Charge of 0.35%; and (3) the administration charge of 0.25%.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate
4

Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of all fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis).
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2024, and for each of the specified periods ended December 31, 2024 and 2023, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2024, and for each of the specified periods ended December 31, 2024 and 2023, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
5

ELITEDESIGNS® II VARIABLE ANNUITY
May 1, 2025
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the EliteDesigns II Variable Annuity dated May 1, 2025, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
V6915K (COMM)
32-69150-11 2025/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2024, 2023, and 2022, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $630,280, $813,931, and $1,204,064, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 1.00%, and the administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount), on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount
2

adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the minimum mortality and expense risk charge and the administration charge, or if you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund® Subaccount and the Return of Premium Death Benefit Rider (with an annual charge of 0.35%), the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		1.20%
Plus: Optional Rider Charge	+	0.35%
Less: Minimum Charge	-	1.00%
Excess Charge on an Annual Basis		0.55%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00466
Net Subaccount Adjustment Per Unit		$0.02034
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$101.70
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund® Subaccount as follows: $0.02034 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 10.196 Accumulation Units. On the Reinvestment Date, 10.196 Accumulation Units are added to Contract Value for a total of 5,010.196 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,010.196 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,976.70 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
3

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $7,000 (for 2025) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 in 2025 (indexed for inflation in future tax years).
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2025) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2025) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $70,000 (for 2025). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk charge of 1.20%; (2) the highest Return of Premium Death Benefit Rider Charge of 0.35%; and (3) the annual administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount).
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate
4

Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of all fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis).
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2024, and for each of the specified periods ended December 31, 2024 and 2023, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2024, and for each of the specified periods ended December 31, 2024 and 2023, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
5

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued before April 18, 2011)
May 1, 2025
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the EliteDesigns Variable Annuity dated May 1, 2025, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
V6915A
32-69151-01 2025/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2024, 2023, and 2022, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $630,280, $813,931, and $1,204,064, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0%, and the administration charge of 0.25%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the
2

minimum mortality and expense risk charge and the administration charge, or if you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund® Subaccount and the Return of Premium Death Benefit Rider, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.20%
Plus: Optional Rider Charge	+	0.35%
Less: Minimum Charge	-	0.00%
Excess Charge on an Annual Basis		0.55%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00466
Net Subaccount Adjustment Per Unit		$0.02034
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$101.70
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund® Subaccount as follows: $0.02034 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 10.196 Accumulation Units. On the Reinvestment Date, 10.196 Accumulation Units are added to Contract Value for a total of 5,010.196 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,010.196 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,976.70 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
3

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $7,000 (for 2025) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 in 2025 (indexed for inflation in future tax years).
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2025) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2025) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $70,000 (for 2025). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk and optional rider charges of 1.45%; (2) the administration charge of 0.25%; and (3) the contingent deferred sales charge.
Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge, if reflected, would lower the
4

Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2024, and for each of the specified periods ended December 31, 2024 and 2023, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2024, and for each of the specified periods ended December 31, 2024 and 2023, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
5

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
6

CONSOLIDATED FINANCIAL STATEMENTS

Security Benefit Life Insurance Company and Subsidiaries

Years Ended December 31, 2024, 2023 and 2022

With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Financial Statements

Years Ended December 31, 2024, 2023, and 2022

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

Opinion

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 25, 2025

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31,
	2024	2023
	(In Thousands)
Assets
Investments:
Fixed maturities, available for sale ($37,230.7 million and $40,239.2 million in amortized cost for 2024 and 2023, respectively; includes $322.2 million and $1,722.0 million related to consolidated variable interest entities for 2024 and 2023, respectively; includes $46.5 million and $8.1 million in credit loss allowances for 2024 and 2023, respectively)	$36,912,840	$39,589,948
Fixed maturities, trading	76,221	95,862
Equity securities	991,706	703,317
Notes receivable from related parties	2,079,394	995,715
Mortgage loans	2,745,425	787,674
Policy loans	62,973	64,371
Cash and cash equivalents (includes $42.5 million and $30.3 million related to consolidated variable interest entities for 2024 and 2023, respectively)	3,815,783	1,552,939
Short-term investments	91,020	160,883
Call options	1,020,039	759,014
Other invested assets	1,863,370	1,772,410

Total investments	49,658,771	46,482,133
Accrued investment income (includes $0.9 million and $36.4 million related to consolidated variable interest entities for 2024 and 2023, respectively)	647,867	795,032
Accounts receivable	351,095	360,985
Reinsurance recoverable	10,747,003	9,358,717
Deferred income tax asset	207,425	99,757
Property and equipment, net	45,876	48,027
Deferred policy acquisition costs	1,316,270	1,352,451
Deferred sales inducement costs	632,020	506,915
Value of business acquired	789,362	951,486
Goodwill	96,941	96,941
Other assets	182,362	227,191
Separate account assets	6,416,351	5,625,096

Total assets	$71,091,343	$65,904,731

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31,
	2024	2023
	(In Thousands)
Liabilities and stockholder’s equity
Liabilities:
Policy reserves and annuity account values	$44,731,093	$41,794,451
Funds withheld and held liability	9,201,462	7,758,490
Accounts payable and accrued expenses	516,770	122,633
Surplus notes	113,170	114,299
Debt from consolidated variable interest entities	47,255	237,533
Option collateral	894,549	647,922
Other liabilities	647,706	551,148
Repurchase agreements	328,443	1,012,497
Separate account liabilities	6,416,351	5,625,096

Total liabilities	62,896,799	57,864,069
Stockholder’s equity:
Common stock (1)	7,000	7,000
Additional paid-in capital	4,394,107	4,394,107
Accumulated other comprehensive income (loss)	(127,469)	(230,289)
Retained earnings	3,814,678	3,869,844

Total Security Benefit Life Insurance Company stockholder’s equity	8,088,316	8,040,662
Noncontrolling interest	106,228	—

Total stockholder’s equity	8,194,544	8,040,662

Total liabilities and stockholder’s equity	$71,091,343	$65,904,731

(1)	$10 par value, 1,000,000 shares authorized, 700,000 issued and outstanding

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Revenues:
Net investment income	$3,026,091	$2,695,803	$2,038,760
Asset-based and administrative fees	73,081	66,893	69,912
Other product charges	273,050	245,274	237,203
Change in fair value of options, futures and swaps	459,480	184,326	(688,811)
Investment-related gains (losses)	(80,420)	(85,647)	242,064
Other revenues	138,361	131,493	113,888

Total revenues	3,889,643	3,238,142	2,013,016
Benefits and expenses:
Index credits and interest credited to account balances	1,128,491	586,521	404,318
Change in fixed index annuity embedded derivative and related benefits	(81,719)	377,405	(354,962)
Other benefits	666,906	468,916	129,991

Total benefits	1,713,678	1,432,842	179,347
Other operating expenses	431,168	396,857	395,928
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	522,411	390,073	88,617
Interest expense	212,025	158,168	81,044

Total benefits and expenses	2,879,282	2,377,940	744,936

Income before income tax expense	1,010,361	860,202	1,268,080
Income tax expense	207,455	173,330	253,202

Net income	802,906	686,872	1,014,878
Less: Net income attributable to noncontrolling interest	3,072	—	—

Net income attributable to Security Benefit Life Insurance Company	$799,834	$686,872	$1,014,878

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Net income	$802,906	$686,872	$1,014,878
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on available for sale securities	318,272	1,002,838	(1,755,789)
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business acquired and deferred sales inducement costs	(135,288)	(161,726)	347,925
Policy reserves and annuity account values	(80,164)	(169,047)	265,096

Total other comprehensive income (loss), net of tax	102,820	672,065	(1,142,768)

Comprehensive income (loss)	905,726	1,358,937	(127,890)
Less: Comprehensive income (loss) attributable to noncontrolling interest	3,072	—	—

Comprehensive income (loss) attributable to Security Benefit Life Insurance Company	$902,654	$1,358,937	$(127,890)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total SBLIC Retained Earnings	Noncontrolling Interest	Total
	(In Thousands)
Balance at January 1, 2022	$7,000	$3,659,107	$240,414	$2,623,006	$6,529,527	$—	$6,529,527
Net income	—	—	—	1,014,878	1,014,878	—	1,014,878
Other comprehensive income (loss), net	—	—	(1,142,768)	—	(1,142,768)	—	(1,142,768)
Contribution from parent	—	300,000	—	—	300,000	—	300,000
Dividends paid	—	—	—	(100,000)	(100,000)	—	(100,000)

Balance at December 31, 2022	7,000	3,959,107	(902,354)	3,537,884	6,601,637	—	6,601,637
Net income	—	—	—	686,872	686,872	—	686,872
Other comprehensive income (loss), net	—	—	672,065	—	672,065	—	672,065
Adoption of new accounting standards [1]	—	—	—	(4,912)	(4,912)	—	(4,912)
Contribution from parent	—	435,000	—	—	435,000	—	435,000
Dividends paid	—	—	—	(350,000)	(350,000)	—	(350,000)

Balance at December 31, 2023	7,000	4,394,107	(230,289)	3,869,844	8,040,662	—	8,040,662
Net income	—	—	—	799,834	799,834	3,072	802,906
Other comprehensive income (loss), net	—	—	102,820	—	102,820	—	102,820
Contribution of noncontrolling interest	—	—	—	—	—	103,156	103,156
Dividends paid	—	—	—	(855,000)	(855,000)	—	(855,000)

Balance at December 31, 2024	$7,000	$4,394,107	$(127,469)	$3,814,678	$8,088,316	$106,228	$8,194,544

1

Effective January 1, 2023, the Company adopted ASU 2016-13, Financial Instruments - Credit Losses, Measurement of Credit Losses on Financial Instruments, as clarified and amended by ASU 2019-04, Codification Improvements to Topic 326; ASU 2019-05 Financial Instruments - Credit Losses (Topic 326): Targeted Relief; and ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments - Credit Losses.

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Operating activities
Net income	$802,906	$686,872	$1,014,878
Adjustments to reconcile net income to net cash and cash equivalents provided by (used in) operating activities:
Index credits and interest credited to account balances	1,128,491	586,521	404,318
Policy acquisition costs deferred	(359,442)	(366,519)	(336,381)
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	522,411	390,073	88,617
Investment-related (gains) losses	80,420	85,647	(242,064)
Change in fair value options, futures and swaps	(459,480)	(184,326)	688,811
Change in equity method investment	(93,438)	(80,456)	(82,281)
Change in fixed index annuity embedded derivative and related benefits	(81,719)	377,405	(354,962)
Amortization of investment premiums and discounts	(105,247)	(54,087)	(24,163)
Depreciation and amortization	7,358	12,342	11,902
Change in funds withheld and held liability	1,334,587	1,813,995	760,401
Deferred income taxes	(135,001)	(135,938)	(7,709)
Change in annuity guarantees	532,356	423,126	112,284
Change in accounts receivable	(18,744)	23,027	169,750
Change in investment income due and accrued	(485,052)	(431,741)	(543,618)
Change in accounts payable	7,080	7,280	(47,408)
Change in other liabilities	79,546	92,781	127,918
Other changes in operating assets and liabilities	72,663	10,482	(128,435)

Net cash and cash equivalents provided by (used in) operating activities	2,829,695	3,256,484	1,611,858
Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	21,718,867	8,021,523	9,295,573
Mortgage loans	338,443	103,769	296,179
Call options	950,526	228,232	166,257
Notes receivable from related parties	4,958,630	3,788,848	6,609,085
Net sales (purchases) of fixed maturities, trading	18,208	(35,834)	(10,130)
Other invested assets	673,650	868,683	445,505

	28,658,324	12,975,221	16,802,469
Acquisitions of investments:
Fixed maturities available for sale	(17,707,094)	(12,723,875)	(12,598,386)
Mortgage loans	(2,162,112)	(100,406)	(127,675)
Call options	(522,286)	(377,257)	(581,798)
Notes receivable from related parties	(6,035,840)	(3,086,017)	(5,511,951)
Net sales (purchases) of equity securities at fair value	(231,145)	(49,388)	(74,556)
Other invested assets	(1,177,952)	(378,225)	(419,557)

	(27,836,429)	(16,715,168)	(19,313,923)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Net sales (purchases) of property and equipment	$(263)	$(3,377)	$(677)
Net sales (purchases) of short-term investments	71,817	547,351	(206,459)
Net decrease (increase) in policy loans	1,398	1,936	2,078

Net cash and cash equivalents provided by (used in) investing activities	894,847	(3,194,037)	(2,716,512)
Financing activities
Payments on surplus notes, notes payable related to commission assignments, mortgage debt, and debt from consolidated VIEs	(190,277)	88,754	(45,527)
Contribution of noncontrolling interest	103,156	—	—
Capital contribution from parent	—	435,000	300,000
Dividends paid to parent	(355,000)	(350,000)	(100,000)
Net change in repurchase agreements	(684,055)	112,119	854,704
Deposits to annuity account balances	4,684,487	4,132,870	3,800,712
Withdrawals from annuity account balances	(5,020,009)	(4,204,464)	(3,218,339)

Net cash and cash equivalents provided by (used in) financing activities	(1,461,698)	214,279	1,591,550

Increase (decrease) in cash and cash equivalents	2,262,844	276,726	486,896
Cash and cash equivalents at beginning of period	1,552,939	1,276,213	789,317

Cash and cash equivalents at end of period	$3,815,783	$1,552,939	$1,276,213

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$109,701	$60,645	$44,634

Income taxes	$258,430	$321,301	$266,000

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$31,575	$81,441	$14,167

Securities purchased not yet settled in cash	$(436,817)	$(49,760)	$(54,135)

Securities sold not yet settled in cash	$82,280	$110,914	$47,107

Accrued interest paid in kind	$585,741	$382,913	$354,044

In-kind dividends to parent	$500,000	$—	$—

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2024, 2023 and 2022

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies

Nature of Operations

The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as SBLIC, the Company, or we), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.

The Company offers a diversified portfolio of products comprised primarily of fixed, fixed index, and variable annuities, and retirement plans. Our products are distributed by independent representatives through third-party distribution channels and sales networks.

Basis of Presentation

The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (SARC); Bentley Park, LLC, Chisholm Trail, LLC; Coronado Heights, LLC; Hawk Trail, LLC; Monarch Field, LLC; Pinckney Holdings, LLC; Ripley Park, LLC; SB IIS Co., LLC; SB ISH, LLC; Shamrock Valley, LLC; Triple 8, LLC; IDF VI, LLC; IDF V, LLC; SecBen GBM Investco, LLC; FHI Investor, LLC; and the consolidated VIEs (see Note 3). All intercompany accounts and transactions have been eliminated in the consolidation.

Use of Estimates

The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and assumptions include the valuation of investments; valuation of over-the-counter derivative financial instruments; determination of investment impairments and valuation allowances; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Significant Accounting Policies

Investments

Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stock. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss (AOCI) in the consolidated balance sheets, net of cumulative adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values represent the impact from treating the unrealized gains or losses as if they were realized.

The Company classified as trading or elected the fair value option for certain fixed maturity securities that are segregated to support certain funds withheld reinsurance liabilities (see Note 10). The change in fair value of these financial instruments is recognized as a component of investment-related gains (losses) in the consolidated statements of operations.

Equity securities include mutual funds, common stock, and non-redeemable preferred stock. Equity investments not accounted for under the equity method of accounting or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the investment-related gains (losses) in the consolidated statements of operations.

The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a variable interest.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees.

Realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to trading securities are reported as a component of investment-related gains (losses) in the consolidated statements of operations. Beginning in 2023, credit losses are also reported within investment-related gains (losses) in the consolidated statements of operations. Prior to 2023, other than temporary impairments (OTTIs) were reported separately in the consolidated statement of operations.

Upon the adoption of ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments in 2023, the Company’s new process for evaluating fixed maturity securities helps with identifying which securities may require an allowance for credit loss. This process involves monitoring market events that could affect issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

Each reporting period, all securities in an unrealized loss position are reviewed to determine whether a decline in value is due to credit risk. Relevant facts and circumstances considered include: (1) the extent the fair value is below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) for structured securities, the adequacy of the expected cash flows. To the extent the Company determines an unrealized loss is due to credit risk, an allowance for credit loss is recognized through a reduction to net income.

The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The credit loss component of a structured security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The structured securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees. The Company does not measure a credit loss allowance on accrued interest receivable because we write off the accrued interest receivable balance to net investment income in a timely manner when we have concern regarding collectability.

Amounts in fixed maturities, available for sale deemed uncollectible are written off and removed from the allowance for credit loss. A write-off may also occur if the Company intends to sell a security or if it is more likely than not that the Company will be required to sell the security before the recovery of its amortized cost, which in some cases, may extend to maturity. Any additional impairment, other than for credit loss, is recorded as a component of OCI, net of income taxes.

Prior to the adoption of authoritative guidance in 2023, to the extent the Company determined that an equity security accounted for under the measurement alternative or equity method of accounting was deemed other-than-temporarily impaired, the difference between carrying value and fair value was charged to earnings. For debt securities, if the Company intended to sell the security or it was more likely than not the Company would be required to sell the security before the recovery of the amortized cost basis, the Company recognized an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company did not expect to recover the amortized cost basis, and the Company did not plan to sell nor was it more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcated the OTTI and reported the credit portion of the loss recognized in net income, and the noncredit portion was recognized in OCI.

Also prior to 2023, the credit loss component of a structured security impairment was estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows varied depending on the type of security. For fixed rate securities, the present value was determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value was determined using the best estimate cash flows discounted at the variable rate that existed as of the date the cash flow estimate was made. The structured securities cash flow estimates were based on bond-specific facts and circumstances that may have included collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. Any change in the mortgage loan valuation allowances are reported in investment-related gains (losses) on the consolidated statements of operations. See Note 2 for details around our valuation allowance.

Policy loans are reported at unpaid principal.

Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

The Company has agreed to provide a loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 15.

Asset and Liability Derivatives

The Company hedges certain exposures to equity market risk, foreign exchange risk, and interest rate risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in investment-related gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company issues certain products and periodically enters into certain transactions that contain a derivative that is embedded in the product or the transaction, and must be accounted for under Accounting Standards Codification (ASC) 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized as a component of change in fixed index annuity embedded derivative and related benefits in the consolidated statements of operations.

The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on behalf of the insurance company. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continued to be inforce policies over a period of time. The commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized as a component of other benefits in the consolidated statements of operations.

The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments, with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance Agreements

The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for in a manner consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.

The realization of deferred tax assets related to unrealized loss on available for sale fixed maturity securities is based on the Company’s ability to hold the securities for a period of time sufficient to allow for the recovery of the value.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Property and Equipment

Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.

Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired

To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments, full surrenders, partial withdrawal of account value, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

For insurance and annuity contracts, policyholders may desire different product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.

VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.

Goodwill

Goodwill is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reporting unit is lower than the reporting unit’s carrying value, goodwill is written down; and a charge is reported in the consolidated statements of operations.

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Policy Reserves and Annuity Account Values

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Interest crediting rates ranged from 1.0% to 6.9% during each of the years 2024, 2023, and 2022. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

The Company offers fixed index annuity products with returns linked to the performance of certain indices. The Company formerly offered a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB on the fixed index annuity products, of which policyholders could only elect one per policy. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.

Recognition of Revenues

Interest income and dividends, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces an effective yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.

Revenues from Contracts with Customers

The Company accounts for certain revenues in accordance with ASC 606. The Company has two revenue streams that are recognized in accordance with ASC 606: distribution revenue and shareholder administrative service revenue.

Distribution Revenue

SD enters into distribution and underwriting arrangements with various unaffiliated mutual fund companies. The Company primarily receives distribution fees paid by the fund over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually at month end or quarter end. Distribution Revenue for the years ended December 31, 2024, 2023 and 2022 amounted to $23.2 million, $20.4 million, and $20.7 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

Shareholder Administrative Service Revenue

SBLIC enters into agreements with unaffiliated investment vehicles for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management considers these as a series of distinct services, but as a single performance obligation because they are not separable and not distinct within the context of the contract and are highly interrelated. They have the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

primarily receives fees paid by the fund or its affiliates over time. The performance obligation is the completion of those services. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly. Service fee revenue for the years ended December 31, 2024, 2023, and 2022 amounted to $9.4 million, $8.8 million, and $9.4 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

The Company evaluates the need for a credit loss allowance for accounts receivable that it believes will not be collected in full. There was no allowance for credit losses at December 31, 2024 or 2023.

Adoption of New Pronouncements

ASU 2016-13, Measurement of Credit Losses on Financial Instruments

In June 2016, the Financial Accounting Standards Board (FASB) issued ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments. This standard:

(i)	Introduces new current expected credit loss (CECL) model to measure impairment on certain types of financial instruments;

(ii)

Requires an entity to estimate lifetime expected credit losses, under the new CECL model, based on relevant information about historical events, current conditions, and reasonable and supportable forecasts;

(iii)	Modifies the impairment model for available-for-sale debt securities; and

(iv)	Provides a simplified accounting model for purchased financial assets with credit deterioration since their origination.

In addition, the FASB issued various amendments during 2018, 2019, and 2020 to clarify the provisions of ASU 2016-13.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company adopted this update on January 1, 2023 using the modified retrospective method for financial assets measured at amortized cost and the prospective method for available-for-sale debt securities. The Company recorded a $4.9 million decrease, net of tax, to retained earnings as of January 1, 2023. The adjustment primarily related to unfunded commitments, commercial loans, and reinsurance recoverable.

Future Adoption of Accounting Pronouncements

ASU 2018-12, Targeted Improvements to the Accounting for Long Duration Contracts

In August 2018, the FASB issued ASU No. 2018-12 Targeted Improvements to the Accounting for Long Duration Contracts. This standard changes the measurement and disclosures of insurance liabilities and DAC for long-duration contracts issued by insurers. The standard impacts four areas of accounting for long-duration contracts:

(i)

Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments require insurers to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition) testing are eliminated. The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. Insurers must discount expected future cash flows at an upper-medium grade (low-credit-risk) fixed income instrument yield that maximizes the use of observable market inputs.

(ii)

Measurement of market risk benefits. The amendments require insurers measure all market risk benefits (MRB) associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.

(iii)

Amortization of DAC. The amendments simplify the amortization of DAC and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. DAC is required to be written off for unexpected contract terminations but is not subject to an impairment test.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

(iv)

Disclosures. The amendments require insurers provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require insurers to disclose information about significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.

The ultimate effects the standard will have on the financial statements are highly dependent on policyholder behavior, actuarial assumptions and macroeconomic conditions, particularly interest rates and spreads. However, the Company estimates the impact from adoption of this standard will increase total stockholders’ equity as of the transition date, January 1, 2023, up to approximately $670.0 million, net of tax. The transition adjustment is expected to primarily increase retained earnings. The most significant drivers of this transition adjustment include:

(i)

The measurement of certain benefits historically recorded as insurance liabilities, which will now be classified and measured as MRBs, along with their subsequent changes in fair value, excluding changes attributable to instrument-specific credit risk, which are recorded as a component of OCI; and

(ii)	The removal of prior period “shadow” DAC adjustments in AOCI.

After adoption of this standard on January 1, 2025, the Company’s annual financial statements for the year ended December 31, 2025 will reflect the impact on various amounts in the financial statements from the transition date of January 1, 2023, through the year ended December 31, 2025. The specific impacts to the annual financial statements for each of the three years ended December 31, 2025, may differ materially from the transition impacts mentioned above based on the performance of the Company’s business and macroeconomic conditions, including changes in interest rates.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures

In December 2023, the FASB issued ASU No. 2023-09 Improvements to Income Tax Disclosures. This standard requires entities to disclose additional information around the effective tax rate reconciliation and income taxes paid. The amendments are effective for fiscal years beginning after December 15, 2024. The Company is currently assessing the impact of the standard on the Company’s consolidated financial statements.

2. Investments

Fixed Maturity Investments and Equity Securities

Information as to the amortized cost, allowance for credit losses, gross unrealized gains and losses, and fair values, of the Company’s portfolio of fixed maturity investments classified as available for sale, is presented below. Prior to the adoption of authoritative guidance in 2023, OTTIs in AOCI represent interest rate related unrealized losses on securities not recognized in earnings at the time at which a credit related OTTI was recorded. These unrealized losses are the difference between fair value and net present value of future expected cash flows at the time of impairment.

	December 31, 2024
	Cost/ Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$30,396	$—	$5	$(2,739)	$27,662
Obligations of government-sponsored enterprises	648,336	—	2,808	(12,320)	638,824
Corporate	23,327,671	(46,472)	149,347	(412,516)	23,018,030
Municipal obligations	15,480	—	99	(358)	15,221
Commercial mortgage-backed	46,470	—	1,867	(4,776)	43,561
Residential mortgage-backed	22,340	—	130	(1,300)	21,170
Collateralized debt obligations	3,995	—	1,116	—	5,111
Collateralized loan obligations	11,014,312	—	133,920	(102,966)	11,045,266
Redeemable preferred stock	27,862	—	—	—	27,862
Other asset backed	2,093,852	—	4,348	(28,067)	2,070,133

Total fixed maturity investments	$37,230,714	$(46,472)	$293,640	$(565,042)	$36,912,840

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2023
	Cost/ Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$37,870	$—	$98	$(2,557)	$35,411
Obligations of government-sponsored enterprises	572,981	—	5,983	(9,543)	569,421
Corporate	22,671,069	(1,062)	202,165	(500,962)	22,371,210
Municipal obligations	18,080	—	54	(618)	17,516
Commercial mortgage-backed	51,196	(7,089)	563	(2,320)	42,350
Residential mortgage-backed	17,367	—	64	(1,381)	16,050
Collateralized debt obligations	6,718	—	1,295	(152)	7,861
Collateralized loan obligations	14,445,904	—	193,794	(453,838)	14,185,860
Redeemable preferred stock	24,029	—	—	(716)	23,313
Other asset backed	2,393,988	—	3,896	(76,928)	2,320,956

Total fixed maturity investments	$40,239,202	$(8,151)	$407,912	$(1,049,015)	$39,589,948

The amortized cost and fair value of fixed maturity investments at December 31, 2024, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.

	Available for Sale
	Amortized Cost	Fair Value
	(In Thousands)
Due one year or less	$3,097,346	$3,047,374
Due after one year through five years	16,187,393	16,135,385
Due after five years through ten years	2,786,191	2,597,741
Due after ten years	1,304,175	1,280,413
Structured securities with variable principal payments	13,855,609	13,851,927

	$37,230,714	$36,912,840

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For fixed maturity investments classified as available for sale with unrealized losses, for which an allowance for credit loss has not been recorded, as of December 31, 2024 and 2023, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2024
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$1,182	$(49)	$25,440	$(2,690)	$26,622	$(2,739)
Obligations of government-sponsored enterprises	246,880	(1,942)	78,203	(10,378)	325,083	(12,320)
Corporate	7,614,329	(194,117)	2,509,033	(218,399)	10,123,362	(412,516)
Municipal obligations	10,741	(85)	3,763	(273)	14,504	(358)
Commercial mortgage-backed	4,252	(156)	24,560	(4,620)	28,812	(4,776)
Residential mortgage-backed	1,369	(8)	7,990	(1,292)	9,359	(1,300)
Collateralized loan obligations	606,296	(13,417)	854,377	(89,549)	1,460,673	(102,966)
Other asset backed	437,165	(3,499)	609,978	(24,568)	1,047,143	(28,067)

Total fixed maturity investments, available for sale	$8,922,214	$(213,273)	$4,113,344	$(351,769)	$13,035,558	$(565,042)
Number of securities investment grade with unrealized losses		476		585		1,061
Percent investment grade with unrealized losses		79%		87%		83%
Number of securities below investment grade with unrealized losses		74		50		124
Percent below investment grade with unrealized losses		12%		7%		10%
Number of securities not rated with unrealized losses		52		37		89
Percent not rated with unrealized losses		9%		6%		7%
Number of securities with unrealized losses		602		672		1,274

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2023
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$352	$(8)	$32,327	$(2,549)	$32,679	$(2,557)
Obligations of government-sponsored enterprises	107,410	(469)	93,077	(9,074)	200,487	(9,543)
Corporate	7,013,346	(325,968)	6,480,605	(174,994)	13,493,951	(500,962)
Municipal obligations	(2,542)	—	7,443	(618)	4,901	(618)
Commercial mortgage-backed	8,466	(2,256)	29,554	(64)	38,020	(2,320)
Residential mortgage-backed	357	—	9,838	(1,381)	10,195	(1,381)
Collateralized debt obligations	—	—	2,823	(152)	2,823	(152)
Collateralized loan obligations	772,905	(30,713)	7,042,687	(423,125)	7,815,592	(453,838)
Redeemable preferred stock	—	—	23,313	(716)	23,313	(716)
Other asset backed	150,941	(4,903)	924,005	(72,025)	1,074,946	(76,928)

Total fixed maturity investments, available for sale	$8,051,235	$(364,317)	$14,645,672	$(684,698)	$22,696,907	$(1,049,015)
Number of securities investment grade with unrealized losses		190		1,008		1,198
Percent investment grade with unrealized losses		76%		83%		82%
Number of securities below investment grade with unrealized losses		12		127		139
Percent below investment grade with unrealized losses		5		10%		9%
Number of securities not rated with unrealized losses		47		81		128
Percent not rated with unrealized losses		19%		7%		9%
Number of securities with unrealized losses		249		1,216		1,465

The unrealized losses on the fixed maturity investments in the tables above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of their amortized cost basis, which may be maturity. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company did not record an allowance for credit loss on these securities at December 31, 2024 or 2023.

The Company closely monitors those securities where credit loss concerns may exist by considering relevant facts and circumstances to evaluate whether changes are necessary to the allowance for credit loss of the security. Prior to 2023, the Company monitored those securities where an impairment concern existed.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

A rollforward of the allowance for credit loss by major security type was as follows:

	December 31, 2024
	Beginning balance	Initial credit loss	Securities sold during the period	Securities intended to be sold prior to the recovery of amortized cost basis	Additions (reductions) to previously impaired securities	Ending balance	Accrued interest written off to net investment income
	(In Thousands)
Fixed maturity investments, available for sale:
Corporate	$1,062	$31,199	$(1,062)	$—	$15,273	$46,472	$—
Commercial mortgage-backed	7,089	—	—	(7,089)	—	—	—

Total fixed maturity investments, available for sale	$8,151	$31,199	$(1,062)	$(7,089)	$15,273	$46,472	$—

	December 31, 2023
	Beginning balance	Initial credit loss	Securities sold during the period	Securities intended to be sold prior to the recovery of amortized cost basis	Additions (reductions) to previously impaired securities	Ending balance	Accrued interest written off to net investment income
	(In Thousands)
Fixed maturity investments, available for sale:
Corporate	$—	$1,151	$(1,151)	$—	$1,062	$1,062	$—
Commercial mortgage-backed	—	7,089	—	—	—	7,089	—

Total fixed maturity investments, available for sale	$—	$8,240	$(1,151)	$—	$1,062	$8,151	$—

The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the year ended:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

December 31,
2022
Balance at beginning of period	$(9,815)
Credit losses for which an other-than-temporary impairment was not previously recognized	—
Reduction for securities sold during the year or intended to be sold	176
Additional credit loss impairments on securities previously impaired	(968)

Balance at end of period	$(10,607)

Major categories of net investment income are summarized as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Interest on fixed maturity investments, available for sale	$3,138,884	$2,838,826	$2,000,990
Interest on fixed maturity investments, trading	5,657	4,094	2,473
Interest on notes receivable from related parties	188,687	126,366	187,777
Dividends on equity securities at fair value	41,072	45,657	25,930
Interest on mortgage loans	231,790	64,590	65,045
Interest on policy loans	2,647	2,621	2,613
Interest on short-term investments	25,666	109,102	73,020
Investment income on cash and cash equivalents	65,848	53,373	11,651
Income on equity method accounting adjustments	93,438	80,456	82,281
Other	63,324	34,975	19,783

Total investment income	3,857,013	3,360,060	2,471,563
Less:
Investment expenses	194,103	154,509	110,658
Ceded to reinsurer	636,819	509,748	322,145

Net investment income	$3,026,091	$2,695,803	$2,038,760

Proceeds from sales of fixed maturity investments available for sale and realized gains and losses are as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Proceeds from sales	$6,204,851	$3,599,826	$3,665,659
Gross realized gains	5,726	239,549	14,020
Gross realized losses	9,166	44,418	41,816

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Investment-related gains (losses), net of ceded reinsurance gains, consist of the following for the years ended:

	Year Ended December 31,

	2024	2023	2022
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$(3,440)	$195,131	$(27,796)

Total realized gains (losses), available for sale	(3,440)	195,131	(27,796)
Realized/unrealized gains (losses), other invested assets	1,126	(20,307)	(62,091)
Net realized/unrealized gains (losses), fixed maturity investments, trading and fair value option	(560)	11,832	(16,191)
Other realized/unrealized gains (losses):
Foreign currency gains (losses)	(99,964)	115,238	(152,673)
Foreign exchange derivatives	129,849	(128,421)	204,729
Equity securities at fair value	59,817	17,140	(231,585)
Embedded derivative, funds withheld reinsurance	(108,385)	(263,804)	509,235
Other	(19,741)	(3,684)	470

Total other realized/unrealized gains (losses)	(38,424)	(263,531)	330,176

Net realized/unrealized gains (losses) before ceded reinsurance	(41,298)	(76,875)	224,098
Net ceded reinsurance (gains) losses	17,421	617	23,625

Net realized/unrealized gains (losses) before impairments	(23,877)	(76,258)	247,723
Net credit losses (1)	(56,543)	(9,389)	(5,659)

Investment-related gains (losses)	$(80,420)	$(85,647)	$242,064

(1)

Upon adoption of authoritative guidance effective January 1, 2023, net credit losses include adjustments to the credit loss valuation allowance, write-offs and recoveries on available for sale securities. Prior to 2023, net credit losses included other than temporary impairment losses and recoveries on available for sale securities.

The Company recognized $52.5 million and $11.7 million of net unrealized losses on equity securities at fair value held at December 31, 2024 and 2023, respectively.

There were no outstanding agreements to sell securities at December 31, 2024.

As of December 31, 2024 and 2023, there were one and no issuers with a total amount of $1,579.9 million and $0.0 million, respectively, other than U.S. Government and its sponsored entities, where the Company had investment holdings that exceeded 10% of consolidated stockholder’s equity.

At December 31, 2024 and 2023, the Company pledged various fixed maturity investments with a market value of approximately $433.3 million and $508.1 million, respectively, as collateral in relation to certain institutional products.

At December 31, 2024 and 2023, the Company pledged securities with a market value of approximately $183.2 million and $199.9 million, respectively, as collateral in relation to its reinsurance agreements (see Note 10).

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

At December 31, 2024 and 2023, available for sale bonds with a carrying value of $3.3 million and $3.2 million, respectively, were held in joint custody at various state insurance departments to comply with applicable statutes and regulations.

Financing Receivables

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:

	2024	2023
	(In Thousands)
Commercial mortgage loans	$2,759,485	$786,339
Allowance for credit losses on commercial mortgage loans (1) (2)	(18,085)	(3,037)

Commercial mortgage loans, net of allowances	2,741,400	783,302
Residential mortgage loans	4,025	4,372

Total mortgage loans, net of allowances	$2,745,425	$787,674

(1)

The year-over-year change in allowance for credit losses is driven by changes in the composition of the mortgage loan portfolio and is not the result of write-downs or charge offs. Any changes in the loan valuation allowance are reported in investment-related gains (losses) on the consolidated statements of operations.

(2)

As of December 31, 2024 and 2023 the allowance for credit losses on commercial mortgages (CECL) was $4.4 million and $2.0 million, respectively, and the general allowance on commercial mortgages was $13.7 million and $1.0 million, respectively.

The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages.

The commercial mortgage loan net of allowances portfolio diversification by geographic region (all regions are within the United States, excluding international) and specific collateral property type as follows at December 31:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	2024		2023
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(In Thousands)
Geographic distribution
East North Central	$1,639,368	60%	$38,142	5%
International	423,941	15	—	—
Pacific	395,651	14	416,464	53
South Atlantic	241,736	9	278,493	36
Mountain	16,903	1	17,848	2
West North Central	16,452	1	24,325	3
New England	7,349	—	8,030	1

Total	$2,741,400	100%	$783,302	100%

	2024		2023
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	( In Thousands)
Property type distribution
Multi-Use	$1,568,207	57%	$19,905	3%
Office	586,351	22	526,030	67
Industrial	378,503	14	—	—
Student Housing	116,119	4	—	—
Apartments/Multifamily	55,537	2	72,884	9
Retail	36,683	1	45,707	6
Hotel/Motel	—	—	118,776	15

Total	$2,741,400	100%	$783,302	100%

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital’s Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”

Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:

	2024	2023
	(In Thousands)
CM1	$44,032	$53,737
CM2	338,797	84,172
CM3	362,736	468,076
CM4 and Below	1,995,835	177,317

	$2,741,400	$783,302

Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2024 and 2023 there were no commercial mortgage loans on non-accrual status.

Reinsurance Recoverables

Our reinsurance recoverables include amounts due from reinsurers for policy benefits. We cede life insurance and annuities to other insurance companies through reinsurance. See Note 10 regarding additional details on the Company’s reinsurance recoverables.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Financing Receivables Credit Monitoring

The Company establishes a valuation allowance to provide for the risk of credit losses inherent in our financing receivables. The valuation allowance is maintained at a level believed adequate by management to absorb estimated expected credit losses. The valuation allowance is based on amortized cost excluding accrued interest receivable and includes reserves for pools of financing receivables with similar risk characteristics. The Company does not measure a credit loss allowance on accrued interest receivable because the Company writes off the uncollectible accrued interest receivable balance to net investment income in a timely manner, generally within 90 days. The Company incurred no write-offs of commercial mortgage loan accrued interest receivable during the years ended December 31, 2024 and 2023.

For commercial mortgage loans, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the portfolio, portfolio delinquency information, underwriting standards, peer group information, current and forecasted economic conditions, loss experience and other relevant factors. For reinsurance recoverables, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks, adverse situations that may affect a reinsurer’s ability to repay, current and forecasted economic conditions, industry loss experience and other relevant factors.

The Company’s commercial mortgage loans are pooled by risk rating level with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon historical loss experience for each risk rating level as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for two years or less with immediate reversion to historical experience. A commercial mortgage is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any domestic commercial mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

The Company’s reinsurance recoverables are pooled by reinsurer risk rating with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon industry historical loss experience and expected recovery timing as adjusted for certain current and forecasted environmental factors management believes to be relevant. A reinsurance recoverable is evaluated individually if it does not continue to share similar risk characteristics of a pool. The Company analyzes the need for an individual evaluation for any reinsurance recoverable based on past due payments and changes in reinsurer risk ratings. The change in the valuation allowance for reinsurance recoverables is included in other benefits expense on the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

A rollforward of our valuation allowance was as follows at December 31:

	2024
	Commercial Mortgage Loans	Reinsurance Recoverables	Total
	(In Thousands)
Beginning balance	$2,032	$—	$2,032
Provision	9,598	—	9,598
Charge-offs	(7,189)	—	(7,189)

Ending balance	$4,441	$—	$4,441

	2023
	Commercial Mortgage Loans	Reinsurance Recoverables	Total
	(In Thousands)
Beginning balance	$893	$—	$893
Provision	1,142	—	1,142
Charge-offs	(3)	—	(3)

Ending balance	$2,032	$—	$2,032

Prior to 2023, the Company reviewed the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which was based upon the Company’s evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determined through management’s evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the Company would then individually assess the loan for impairment and may assign a specific loan loss allowance. The Company did not have any significant impaired mortgage loans in 2022.

Repurchase Agreements

The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the loan amount is repaid by the Company along with the additional agreed-upon interest, and the securities pledged by the Company are released back to the Company. The Company’s policy requires that, at all times during the term of

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

the repurchase agreement, cash or other forms of collateral provided is sufficient to pay the Company’s obligation to the counterparty. The risks associated with the repurchase agreement program are primarily related to declines in the value of the securities pledged for cash, which, if occurred, results in cash needing to be returned to the original purchasing party or additional securities needing to be posted as collateral. The Company has multiple sources of additional liquidity including additional sources of institutional funding, retail funding, contractual cash flows from the asset portfolio, and sales of investment assets. The Company has approved a Liquidity Risk Policy and associated Liquidity Guidelines to manage the aggregate liquidity risk of the Company. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2024 were 36 days to 2.3 years. The carrying value of the securities pledged for the repurchase agreements were $344.7 million as of December 31, 2024. The repurchase obligations were $328.4 million as of December 31, 2024, and were included in repurchase agreements on the consolidated balance sheets. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2023 were 22 days to 3.33 years. The carrying value of the securities pledged for the repurchase agreements were $1,059.1 million as of December 31, 2023. The repurchase obligations were $1,012.5 million as of December 31, 2023, and were included in repurchase agreements on the consolidated balance sheets.

3. Variable Interest Entities

Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.

Consolidated Variable Interest Entities

Collateralized Financing Entities

The Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the assets held by the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.

In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the consolidated balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

The total assets of consolidated CFEs were $681.9 million and $2,028.1 million at December 31, 2024 and 2023, respectively. The total liabilities of consolidated CFEs were $47.3 million and $237.5 million at December 31, 2024 and 2023, respectively.

Unconsolidated Variable Interest Entities

Collateralized Financing Entities

The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE as it does not have (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. When the asset manager or general partner is related, a parent of the Company (rather than the Company itself) would be considered the primary beneficiary due to its common control of both the Company and the asset manager or general partner and substantially all of the activities of the VIE are not conducted on behalf of the Company. The total investment in these unconsolidated CFEs were $753.2 million and $3,241.6 million at December 31, 2024 and 2023, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2024 and 2023.

In the normal course of business, the Company will invest in structured investments, including unconsolidated VIEs, for which we are not considered the primary beneficiary. These structured investments typically invest in fixed income investments and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment including unfunded commitments (see Note 15). See Note 2 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support to these structures that was not contractually required. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

Joint Ventures and Partnerships

The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not deemed the primary beneficiary. The Company’s carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $1,616.7 million and $1,441.8 million at December 31, 2024 and 2023, respectively, compared to its maximum exposure to loss of $2,110.5 million and $1,711.4 million at December 31, 2024 and 2023, respectively. The Company’s maximum exposure to loss of these VIEs is based on existing investments in, and additional commitments made to, joint ventures and partnerships. Total carrying value of unconsolidated investments accounted for under the equity method of accounting amounted to $1,495.7 million and $1,299.5 million at December 31, 2024 and 2023, respectively. Total carrying value of unconsolidated investments accounted for under the fair value option amounted to $121.0 million and $142.3 million at December 31, 2024 and 2023, respectively.

4. Derivative Instruments

The Company is exposed to certain risks relating to its ongoing business operations which it may seek to hedge through the use of derivatives. The Company’s risk of loss when using derivative instruments is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. Such changes in value are generally offset by opposite changes in the value of the hedged item. For non-exchange traded derivative instruments, the Company is exposed to credit losses in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings, daily exchange of collateral, and by establishing and monitoring of transfer threshold amounts.

The primary risks managed by using derivative instruments are equity market risk, foreign currency risk and interest rate risk. The most common types of derivatives used by the Company are call options, foreign currency forwards, exchange traded futures, equity total return swaps, interest rate options, and interest rate swaps.

The Company purchases call options to manage the equity and market risk associated with products in which the interest credited is tied to an external equity or other market index. The Company sells fixed index annuity contracts where interest is credited to policyholders based on a percentage of the gain in a specified market index, which cannot be less than zero. Most of the premium received is invested in fixed income securities and a portion is used to purchase derivatives, typically call options, consisting of a range of maturities up to five years to fund the index credits due to the fixed index annuity policyholders. On the applicable anniversary dates of the fixed index annuity, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to equity and/or market returns for the period covering the current policyholder crediting period.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The Company uses foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. No cash is exchanged at the time the agreement is entered into.

The Company uses interest rate swaps and interest rate options to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In a swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional amount. The Company uses interest rate swaps to synthetically convert fixed rate liabilities to floating rate liabilities (“fair value hedge”). The Company also uses interest rate swaps to synthetically convert variable rate coupons on existing financial instruments to fixed rates (“cash flow hedge”).

Our accounting for the ongoing changes in fair value of a derivative depends on the use of the derivative and whether it is designated in a hedge accounting relationship. Derivatives designated as fair value hedges and which are determined to be a highly effective hedge are reported in the same consolidated statement of operations line item that is used to report the earnings effect of the hedged item. Derivatives that are designated for cash flow hedging and determined to be a highly effective hedge are reported at fair value as a component of OCI. At the time when the variability of cash flows being hedged impact net income, the related portion of the deferred gain or loss on the derivative is reclassified and reported in net income. For derivatives which either do not qualify or are not designated for hedge accounting, all changes in fair value are reported in net income.

The Company enters into currency forwards to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed rate instruments to eliminate the exposure to future currency volatility on those items.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The Company utilizes derivatives to hedge index credits associated with business reinsured with SkyRidge Re Limited (SkyRidge Re), an insurance company licensed in Bermuda. The embedded derivative reinsurance contracts asset of $1,240.4 million and $813.0 million as of December 31, 2024 and 2023, respectively, is related to the ceded liability to SkyRidge Re and is reflected by the Company within reinsurance recoverable on the consolidated balance sheets. The embedded derivative reinsurance contracts liability of $295.8 million and $211.3 million as of December 31, 2024 and 2023, respectively, is the fair value of the embedded derivative within the hedging agreement of the reinsurance contract with SkyRidge Re. These amounts are recorded within other liabilities on the consolidated balance sheets.

The following amounts were recorded on the consolidated balance sheet related to cumulative basis adjustments for fair value hedges. The amortized cost includes the amortized cost basis and the fair value hedging basis adjustment.

Line item in the consolidated balance sheet in	Carrying amount of hedged item		Cumulative amount of fair value hedging basis adjustment increase (decrease) included in the carrying amount of the hedge item
which the hedged item is included	2024	2023	2024	2023
	(In Thousands)
Fixed maturities, available for sale:
Active hedging relationships	$2,641,749	$2,567,114	$—	$—

Total fixed maturities, available for sale in active or discontinued hedging relationships	$2,641,749	$2,567,114	$—	$—

Policy reserves and annuity account values:
Active hedging relationships	$3,566,674	$3,028,317	$(47,236)	$(22,122)

Total policy reserves and annuity account values in active or discontinued hedging relationships	$3,566,674	$3,028,317	$(47,236)	$(22,122)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following table presents the gains and losses on derivatives and the related hedged items in fair value hedges for the year ended December 31:

			Location and Amount of Gain or (Loss) Recognized in Income on the Fair Value Hedging Relationship
			Hedging Derivatives		Hedged Items
Derivatives designated as hedging instruments	Hedged Items	Year	Gains (losses) excluded from effectiveness testing (1) (2)	Gains (losses) included in effectiveness testing (2)	Gains (losses) (2)
			(In Thousands)
Foreign currency forwards	Fixed maturity	2024	$(37,085)	$78,398	$(78,398)
Interest rate swap	Annuity account	2024	19,672	(55,211)	25,114
Foreign currency forwards	Fixed maturity	2023	(18,077)	(116,597)	116,597
Interest rate swap	Annuity account	2023	559	(28,984)	22,122
Foreign currency forwards	Fixed maturity	2022	72,702	114,197	(114,197)
Interest rate swap	Annuity account	2022	—	—	—

(1)

Gains (losses) excluded from effectiveness testing includes the forward point on foreign currency forwards. The Company has elected to record changes in estimated fair value of excluded components in earnings.

(2)

Gains and losses are reported in the consolidated statements of operations as investment-related gains (losses), excluding impairment losses on available for sale securities (foreign currency forwards).

The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.

Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The notional amounts and fair value of the Company’s derivative instruments as of December 31 were as follows:

			2024
	Credit Rating	Credit Rating	Notional	Fair Value
Counterparty	(S&P)	(Moody’s)	Amount	Assets	Liabilities
			(In Thousands)
Barclays Bank PLC	A	A1	$3,200,419	$129,319	$4,568
BNP Paribas	A+	Aa3	2,207,622	84,685	8,258
Bank of America, N.A.	A+	Aa1	513,147	21,365	—
Bank of Montreal	A+	Aa2	3,612,278	199,922	2,696
Canadian Imperial Bank of Commerce	A+	Aa2	2,371,287	78,514	28,658
Citibank, N.A.	A+	Aa3	3,837,859	97,556	30,016
Deutsche Bank AG	A	A1	721,050	5,440	145
Goldman Sachs International	A+	A1	585,347	67,819	—
ICE	A-	A3	—	—	798
Jefferies Financial Services, Inc.	BBB	Baa2	212,757	7,904	—
JPMorgan Chase Bank, NA	AA-	Aa2	735,152	24,230	1,970
Morgan Stanley & Co International PLC	A+	Aa3	2,021,048	37,890	—
Morgan Stanley Capital Services LLC	A+	Aa3	403,128	1,379	3,507
Natixis, SA	A+	A1	268,423	17,060	789
Nomura Bank International PLC	BBB+	Baa1	200,695	4,831	41
Royal Bank of Canada	AA-	Aa1	1,718,397	80,782	12,914
Societe Generale	A	A1	2,197,482	100,822	10,623
UBS AG	A+	Aa3	1,520,104	23,413	23
Exchange Traded	N/A	N/A	10,040,683	283,164	26,059

			$36,366,878	$1,266,095	$131,065

			2023
	Credit Rating	Credit Rating	Notional	Fair Value
Counterparty	(S&P)	(Moody’s)	Amount	Assets	Liabilities
			(In Thousands)
Barclays Bank PLC	A	A1	$2,675,218	$106,518	$3,268
BNP Paribas	A+	Aa3	1,521,295	51,712	4,412
Bank of America, N.A.	A+	Aa2	691,080	27,016	—
Bank of Montreal	A+	Aa2	2,953,050	143,426	897
Canadian Imperial Bank of Commerce	A+	Aa2	2,551,918	63,079	47,943
Citibank, N.A.	A+	Aa3	5,484,123	122,314	77,132
Goldman Sachs International	A+	A1	293,400	8,860	—
JPMorgan Chase Bank, N.A.	A+	Aa2	1,128,164	34,869	1,937
Morgan Stanley & Co International PLC	A+	Aa3	2,168,290	30,289	—
Morgan Stanley Capital Services LLC	A+	Aa3	1,127,650	39,400	4,728
Natixis, SA	A	A1	723,191	20,347	13,705
NatWest Markets PLC	A-	A1	22,911	1,983	20
Royal Bank of Canada	AA-	A1	1,225,830	66,343	4,606
Societe Generale	A	A1	1,942,639	69,120	5,114
UBS AG	A+	Aa3	1,986,834	29,650	33
Exchange Traded/Centrally Cleared	N/A	N/A	8,699,883	198,552	21,576

			$35,195,476	$1,013,478	$185,371

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

Collateral posted by counterparties at December 31, 2024 and 2023, applicable to derivative instruments, was $894.5 million and $647.9 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments. This collateral is restricted as to its use. The obligation to repay the collateral is reflected in option collateral on the consolidated balance sheets. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2024 and 2023, the balance of this account was $95.3 million and $80.6 million, respectively, and is reflected on the consolidated balance sheets in other assets. The Company has not entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party.

The estimated fair value of net derivatives after the application of master netting agreements and collateral as of December 31 were as follows:

	2024
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)
Derivative asset	$1,266,095	$(131,065)	$(894,549)	$240,481
Derivative liabilities	131,065	(131,065)	3,260	3,260

	2023
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)
Derivative asset	$1,013,478	$(185,371)	$(647,922)	$180,185
Derivative liabilities	185,371	(185,371)	(1,080)	(1,080)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The gross amount recognized for derivative assets are reported in call options or other invested assets on the consolidated balance sheets. The gross amount recognized for derivative liabilities are reported in other liabilities on the consolidated balance sheets. The gross amounts of derivative assets and liabilities are not netted for presentation on the consolidated balance sheets. The derivative amount represents the amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement. The net amount primarily represents exposure from cleared derivatives.

The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 were as follows:

	Derivative Asset		Derivative Liability
	2024	2023	2024	2023	Balance reported in
	(In Thousands)
Derivatives designated as hedging instruments under Subtopic 815-20
Interest rate swaps	$23,177	$43,163	$11,181	$7,020	Other invested assets and other liabilities
Currency forwards	73,002	68,378	1,384	38,077	Other invested assets and other liabilities
Derivatives not designated as hedging instruments under Subtopic 815-20
Interest rate swaps	29,102	$16,398	7,246	8,911	Other invested assets and other liabilities
Total return swaps	2,093	14,017	26,791	6,510
Call options	1,020,039	759,014	12,059	16,913	Call options and other liabilities
Currency forwards	118,357	107,254	63,019	101,888	Other invested assets and other liabilities
Futures	325	5,253	6,915	305	Other invested assets and other liabilities
Interest rate cap	—	—	2,470	5,747	Other invested assets and other liabilities
Other derivatives	6	781	—	—	Other invested assets and other liabilities

Total derivative financial instruments	$1,266,101	$1,014,258	$131,065	$185,371

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$2,434	$3,705	Policy reserves and annuity account values
Fixed index annuity contracts	—	—	3,939,643	2,810,892	Policy reserves and annuity account values
Funds withheld receivable	(5,532)	(12,306)	—	—	Accounts receivable
Funds withheld liability	—	—	(23,608)	(141,255)	Funds withheld liability
Reinsurance contracts	1,241,785	814,694	295,764	211,297	Reinsurance recoverable and other liabilities

Total embedded derivative financial instruments	$1,236,253	$802,388	$4,214,233	$2,884,639

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following table shows the change in the fair value of the derivative financial instruments, excluding embedded derivatives within fixed index annuity contracts and reinsurance recoverable associated with fixed index annuity contracts, in the consolidated statements of operations for the years ended:

	Year Ended December 31,
	2024	2023	2022	Change of fair value reported in
	(In Thousands)
Derivatives:
Interest rate swaps	$(749)	$41,497	$18,343	Change in fair value of options, futures and swaps
Total return swaps	32,856	6,212	$(26,548)	Change in fair value of options, futures and swaps
Call options	448,478	145,373	$(664,929)	Change in fair value of options, futures and swaps
Futures	(23,551)	(15,233)	$(11,214)	Change in fair value of options, futures and swaps
Interest rate cap	2,446	6,477	$(4,463)	Change in fair value of options, futures and swaps
Other derivatives	(208)	(22,115)	$(38,598)	Investment-related gains (losses)

Change in fair value of derivatives	459,272	162,211	(727,409)
Interest rate swaps designated for hedging	19,672	940	—	Index credits and interest credited to account balances

Change in fair value of options, futures and swaps	$478,944	$163,151	$(727,409)

Change in currency forwards designated for hedging	$41,316	$(134,674)	$186,899
Change in currency forwards not designated for hedging	88,533	6,253	17,830

Change in currency forwards and swaps	$129,849	$(128,421)	$204,729	Investment-related gains (losses)

Embedded derivatives:
Funds withheld receivable	$9,830	$9,856	$(22,163)	Investment-related gains (losses)
Funds withheld liability	(118,215)	(285,725)	562,836	Investment-related gains (losses)

Change in embedded derivatives recorded in investment related gains (losses)	(108,385)	(275,869)	540,673
Less: embedded derivatives recorded in benefits
GMWB and GMAB reserves	$(1,271)	$(435)	$(5,144)	Other benefits
Reinsurance contracts	124,669	44,968	63,279	Other benefits

Total change in embedded derivative financial instruments	$(231,783)	$(320,402)	$482,538

The changes in fair value of fixed index annuity contracts embedded derivative and related benefits is comprised of the following for the years ended:

	Year Ended December 31,
	2024	2023	2022	Change of fair value reported in
	(In Thousands)
Fixed index annuities - embedded derivatives	$241,980	$179,719	$(539,723)	Change in fixed index annuity embedded derivative and related benefits
Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting	(323,699)	197,686	184,761	Change in fixed index annuity embedded derivative and related benefits

	$(81,719)	$377,405	$(354,962)

The amounts presented as “Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting” represents the difference between policy benefit reserve change for fixed index annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed index annuities embedded derivatives that is presented as Level 3 liabilities in Note 14.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The Company has no cash flow hedge exposure to variability in future cash flows for forecasted transactions, excluding those forecasted transactions related to the payment of variable interest on existing financial instruments.

Derivatives in cash flow hedging relationships	Related hedged item	Amount of gain (loss) recognized in AOCI on derivatives for the year ended December 31,
		2024	2023	2022
		(In Thousands)
Interest rate swaps	Fixed maturities, available for sale	$(5,542)	$18,299	$—

Total		$(5,542)	$18,299	$—

The following tables show the effect of derivatives in fair value and cash flow hedging relationships and the related hedged items on the consolidated statements of operations:

	For the year ended December 31, 2024
	Net investment income related to hedges of fixed maturities, available for sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(In Thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Loss recognized on hedged item	$—	$(78,398)	$—
Gain recognized on derivatives	—	78,398	—
Interest rate swaps:
Loss recognized on derivatives	—	—	(19,672)
Loss related to periodic settlements on derivatives	—	—	(35,539)

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$(55,211)

Gains (losses) on cash flow hedging relationships:
Interest rate swaps:
Loss related to periodic settlements on derivatives	$(12,758)	$—	$—

Total gain (loss) recognized for cash flow hedging relationships	$(12,758)	$—	$—

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

	For the year ended December 31, 2023
	Net investment income related to hedges of fixed maturities, available for sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(In Thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Gain recognized on hedged item	$—	$116,597	$—
Loss recognized on derivatives	—	(116,597)	—
Interest rate swaps:
Loss recognized on derivatives	—	—	(940)
Loss related to periodic settlements on derivatives	—	—	(28,044)

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$(28,984)

Gains (losses) on cash flow hedging relationships:
Interest rate swaps:
Gains related to periodic settlements on derivatives	$2,703	$—	$—

Total gain (loss) recognized for cash flow hedging relationships	$2,703	$—	$—

	For the year ended December 31, 2022
	Net investment income related to hedges of fixed maturities, available-for-sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(In Thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Loss recognized on hedged item	$—	$(114,197)	$—
Gain recognized on derivatives	—	114,197	—

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$—

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs

An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Balance at beginning of period	$1,352,451	$1,301,251	$779,546
Cost deferred	359,442	366,519	336,381
Imputed interest	54,530	43,743	28,702
Amortized to expense	(345,825)	(249,887)	(99,629)
Effect of unrealized (gains) losses	(104,328)	(109,175)	256,251

Balance at end of period	$1,316,270	$1,352,451	$1,301,251

The costs deferred shown above contain the initial ceded deferred policy acquisition costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

6. Deferred Sales Inducement Costs

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Balance at beginning of period	$506,915	$385,580	$241,262
Costs deferred	261,021	183,978	117,083
Imputed interest	21,016	13,776	6,886
Amortized to expense	(129,543)	(64,902)	(28,618)
Effect of unrealized (gains) losses	(27,389)	(11,517)	48,967

Balance at end of period	$632,020	$506,915	$385,580

The costs deferred shown above contain the initial ceded deferred sales inducements costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired

The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Balance at beginning of period	$951,486	$1,168,312	$1,029,077
Imputed interest	27,254	25,773	23,545
Amortized to expense	(149,843)	(158,576)	(19,503)
Effect of unrealized (gains) losses	(39,535)	(84,023)	135,193

Balance at end of period	$789,362	$951,486	$1,168,312

All amounts reflected above are net of reinsurance activity ceded.

The remaining weighted average amortization period is 32 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 2.55% for the year ended December 31, 2024, 2.22% for the year ended December 31, 2023, and 1.80% for the year ended December 31, 2022.

The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:

2025	$114,333
2026	95,581
2027	88,105
2028	80,877
2029	73,030

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets

Property and Equipment

The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2024	2023
	(In Thousands)
Land and improvements	$7,279	$7,279
Building	52,545	53,232
Leasehold improvements	2,236	2,236
Furniture	77	64
Data processing equipment	381	331
Computer software	—	792

	62,518	63,934
Accumulated depreciation	(16,642)	(15,907)

Net property and equipment	$45,876	$48,027

Accumulated depreciation deducted from investment in real estate amounted to $16.1 million and $14.9 million at December 31, 2024 and 2023, respectively.

Airplane

In February 2013, SAILES acquired an airplane for other investment purposes. SAILES leased the airplane under an operating lease.

In 2024, the Company executed an agreement to sell its aircraft for a $50.0 million purchase price. The sale of the aircraft resulted in $19.7 million write-off to the Company. Proceeds from the sale funded selling costs and settlement of all outstanding obligations, resulting in the dissolution of SAILES and full distribution of equity.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:

	Pretax	Tax	After-Tax
	(In Thousands)
Other comprehensive income (loss) for the year ended December 31, 2022:
Net unrealized gains (losses) on available for sale securities	$(2,250,543)	$472,614	$(1,777,929)
Foreign exchange adjustments on available for sale and equity method investments	(5,432)	1,141	(4,291)
Reclassification adjustment for (gains) losses included in net income	27,796	(5,836)	21,960
OTTI losses recognized in earnings and other comprehensive income (loss)	5,659	(1,188)	4,471
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	440,411	(92,486)	347,925
Policy reserves and annuity account values	335,566	(70,470)	265,096

Total other comprehensive income (loss) for the year ended December 31, 2022	$(1,446,543)	$303,775	$(1,142,768)

Other comprehensive income (loss) for the year ended December 31, 2023
Net unrealized gains (losses) on available for sale securities	$1,446,241	$(303,711)	$1,142,530
Foreign exchange adjustments on available for sale and equity method investments	5	(1)	4
Reclassification adjustment for (gains) losses included in net income	(195,131)	40,979	(154,152)
Hedging instruments	18,299	(3,843)	14,456
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(204,716)	42,990	(161,726)
Policy reserves and annuity account values	(213,983)	44,936	(169,047)

Total other comprehensive income (loss) for the year ended December 31, 2023	$850,715	$(178,650)	$672,065

Other comprehensive income (loss) for the year ended December 31, 2024:
Net unrealized gains (losses) on available for sale securities	$410,355	$(86,175)	$324,180
Foreign exchange adjustments on available for sale and equity method investments	(5,378)	1,130	(4,248)
Reclassification adjustment for (gains) losses included in net income	3,440	(722)	2,718
Hedging instruments	(5,542)	1,164	(4,378)
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(171,252)	35,964	(135,288)
Policy reserves and annuity account values	(101,473)	21,309	(80,164)

Total other comprehensive income (loss) for the year ended December 31, 2024	$130,150	$(27,330)	$102,820

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss) (continued)

Accumulated Other Comprehensive Income (Loss)

	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)
	(In Thousands)
Accumulated other comprehensive income (loss) at January 1, 2022	(700)	241,114	240,414
Other comprehensive income (loss) before reclassifications	(4,291)	(1,164,908)	(1,169,199)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	26,431	26,431

Accumulated other comprehensive income (loss) at December 31, 2022	(4,991)	(897,363)	(902,354)
Other comprehensive income (loss) before reclassifications	4	826,213	826,217
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(154,152)	(154,152)

Accumulated other comprehensive income (loss) at December 31, 2023	(4,987)	(225,302)	(230,289)
Other comprehensive income (loss) before reclassifications	(4,248)	104,350	100,102
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	2,718	2,718

Accumulated other comprehensive income (loss) at December 31, 2024	$(9,235)	$(118,234)	$(127,469)

(1)

The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in investment-related gains (losses) and income tax expense in the consolidated statements of operations.

10. Reinsurance

Principal reinsurance assumed transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Reinsurance assumed:
Premiums received	$20,654	$17,505	$23,201

Commissions paid	$2,371	$3,486	$3,978

Claims paid	$18,047	$19,504	$15,494

Surrenders paid	$113,828	$109,252	$106,135

Principal reinsurance ceded transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Reinsurance ceded:
Premiums paid	$1,997,759	$2,492,320	$1,293,191

Commissions received	$162,837	$206,979	$113,459

Claim recoveries	$159,929	$147,824	$134,130

Surrenders recovered	$984,968	$898,062	$679,159

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

At December 31, 2024 and 2023, the Company had reinsurance recoverable receivables totaling $10,747.0 million and $9,358.7 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers.

The increase in reinsurance recoverable is primarily related to the ceding of certain fixed annuity and fixed index annuity liabilities to SkyRidge Re, an insurance company licensed in Bermuda. The liabilities subject to the agreement are (i) liabilities on policies inforce as of November 30, 2021 and (ii) liabilities on policies as they are written through 2026. As of December 31, 2024, the Company has net business ceded based on statutory reserves of $8.7 billion to SkyRidge Re, and of this amount, $2.0 billion was the ceded premium during the year ended December 31, 2024.

As of December 31, 2024 and 2023, the value of the Company’s funds withheld and held liability under all its reinsurance agreements was $9,201.5 million and $7,758.5 million, respectively. The SkyRidge Re reinsurance agreement was the primary driver of the increase in the value of the Company’s funds withheld and held liability.

As of December 31, 2024 and 2023, the Company had $660.7 million and $746.3 million, respectively, of reserves ceded that were uncollateralized by the assuming reinsurer.

Life insurance inforce ceded at December 31, 2024 and 2023 was $1,655.6 million and $1,733.4 million, respectively. Life reserves ceded at December 31, 2024 and 2023 was $569.4 million and $579.8 million, respectively.

Through its consolidated captive reinsurance subsidiary, the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that were issued in 2018 through the first half of 2020. Under this excess of loss agreement, if those annuity holders continue to make lifetime income withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years from the issue date of each contract cohort), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities

The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:

	2024	2023
	(In Thousands)
Policy reserves and annuity account values
Investment-type insurance contract liabilities:
Liabilities for individual annuities	$32,843,754	$30,758,292
Liabilities for group annuities	445,936	485,880
Funding agreements	511,011	1,003,228
Other investment-type insurance contract liabilities	1,795	1,743

Total investment-type insurance contract liabilities	33,802,496	32,249,143
Life and other reserves	10,928,597	9,545,308
Total policy reserves and annuity account values	$44,731,093	$41,794,451

General account funding agreements

The Company has issued general account funding agreements of $511.0 million and $1,003.2 million at December 31, 2024 and 2023, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts.

In May 2021, SBLIC established a $2.0 billion program for a trust, Security Benefit Global Funding, to periodically issue funding agreement-backed notes (FABNs). Security Benefit Global Funding is not an affiliate or related party of the Company. These notes are backed by funding agreements issued by SBLIC to the trust. In May 2021, the trust issued its first series (2021-1), 1.250% Fixed Rate Notes in the principal amount of $500.0 million. These fixed rate notes matured in May 2024, as did the related funding agreement. The funding agreement liability had no carrying amount at December 31, 2024 and a carrying amount of $500.8 million at December 31, 2023, which was included in policy reserves and annuity account values on the consolidated balance sheets.

As of December 31, 2024 and 2023, the Company has $511.0 million and $502.5 million, respectively, of general account funding agreements which have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

Separate account funding agreements

The Company issued separate account funding agreements whereby the contract holders elect to invest in various investment options offered under the policy. As of December 31, 2024 and 2023, separate account investments funded through these agreements were $3,042.2 million and $2,386.9 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreements were issued.

Guarantees on fixed index annuities

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed index annuity contracts with GMDB invested in the general account as of December 31:

	2024			2023
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(In Millions)
Rollup GMDB	$366	$184	79	$429	$203	78

The determination of the value of GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.

As of December 31, 2024 and 2023, the reserve liability for the GLWB guarantee on fixed index annuities was $3,925.8 million and $3,291.2 million, respectively, and the reserve liability for the GMDB guarantee on fixed index annuities was $48.8 million and $39.9 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

	2024			2023
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(In Millions)
Return of premium	$1,156	$8	68	$1,176	$10	67
Reset	144	—	63	139	—	62
Roll-up	87	38	75	86	42	74
Step-up	3,533	29	71	3,596	34	71
Combo	63	11	77	66	14	76

Subtotal	4,983	86	70	5,063	100	70
Enhanced	4	—	73	3	—	72

Total GMDB	$4,987	$86	70	$5,066	$100	70

The determination of the value of GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2024 and 2023 was $7.0 million and $6.6 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2024 and 2023 was $8.3 million and $17.3 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2024 and 2023 was $1.0 million and $2.0 million, respectively. These liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

Index credits and interest credited

The components of index credits and interest credited to account balances are summarized as follows:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Index credits	$701,339	$205,266	$167,117
Interest credited to account balances	427,152	381,255	237,201

	$1,128,491	$586,521	$404,318

12. Income Taxes

The Company is included in a consolidated Non-Life/Life federal income tax return filed by Eldridge Wealth Solutions, Inc. (EWS, previously Security Benefit Corporation). The Company is no longer subject to U.S. federal and generally state examinations by tax authorities for the years before 2020. The Internal Revenue Service completed its examination of the Company’s federal tax returns for tax years 2013 through 2018 resulting in minimal adjustments. The State of Illinois completed its examination of the EWS and Subsidiaries’ state tax returns for tax years 2019 and 2020 resulting in no adjustments. The State of Florida has commenced auditing the Company’s 2020 through 2022 Florida income tax returns. There are no known adjustments in the years under audit.

Under a tax sharing agreement between EWS and certain of its related parties, EWS allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with EWS, the Company had a payable to EWS of $36.3 million and a receivable from EWS of $47.7 million at December 31, 2024 and 2023, respectively, for taxes, which are included in other liabilities and other assets on the consolidated balance sheets, respectively.

The Company’s subsidiary, SARC, has a separate tax sharing agreement with EWS. Under the separate tax sharing agreement, SARC’s losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.

The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

As of December 31, 2024 and 2023, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The Company recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2024 and 2023.

The Inflation Reduction Act of 2022 implements a new corporate alternative minimum tax (“CAMT”) based on average adjusted financial statement income and is effective for tax years beginning after December 31, 2022. To the extent the CAMT (e.g., 15% of adjusted GAAP pretax income) exceeds the U.S. regular corporate tax (e.g., 21% of taxable income), an additional current tax expense will be recorded in the period the liability is incurred. A corresponding CAMT credit carryforward will be established as a deferred tax asset and will have an indefinite carryover life recoverable when the regular corporate tax exceeds the CAMT in a given year. This provision had no impact on the results of operations for years ended December 31, 2024 and 2023. Furthermore, the Company does not expect to be a perpetual CAMT taxpayer. The Company made an accounting policy election to disregard the CAMT in evaluating recoverability of its deferred tax assets established under the U.S. regular corporate tax system.

Income tax expense consists of the following for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Current income tax expense	$342,456	$309,268	$260,911
Deferred income tax (benefit) expense	(135,001)	(135,938)	(7,709)

Income tax expense	$207,455	$173,330	$253,202

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Federal income tax expense computed at statutory rate	$212,165	$180,642	$266,297
Increases (decreases) in taxes resulting from:
Dividends received deduction	(4,167)	(3,973)	(3,637)
Prior period adjustments	40	(752)	(6,615)
Tax exempt interest	(420)	(381)	(364)
Non-controlling interest	(645)	—	—
Other	482	(2,206)	(2,479)

Income tax expense	$207,455	$173,330	$253,202

“Other” in the above table includes nondeductible dues and penalties, nondeductible lobbying expenses, and other miscellaneous differences and adjustments.

Net deferred income tax assets and liabilities consist of the following as of December 31:

	2024	2023
	(In Thousands)
Deferred income tax assets:
Future policy benefits	$676,010	$486,985
Net unrealized loss on derivatives	40,984	—
Net unrealized loss on investments	43,946	128,543
Credit carryover	4,476	7,439
Rider fee	7,973	8,458
Net operating loss carryforward	93,432	109,846

Total gross deferred income tax assets before valuation allowance	866,821	741,271
Less valuation allowance	—	—

Total deferred income tax assets	866,821	741,271
Deferred income tax liabilities:
Net unrealized gain on derivatives	—	51,635
Deferred policy acquisition costs and deferred sales inducements	360,691	346,078
Investments	110,359	5,161
Value of business acquired	165,766	199,812
Depreciation	3,569	21,973
Other	19,011	16,855

Total deferred income tax liabilities	659,396	641,514

Net deferred income tax asset	$207,425	$99,757

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The oldest credit carryover will expire in 2029 and relates to general business credits.

The Company’s deferred tax asset position includes $444.9 million of federal net operating loss carryforwards related to SARC losses which have no expiration date.

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2024 and 2023.

The realization of deferred tax assets related to unrealized loss on our available for sale fixed maturity securities is based on the Company’s ability and intent to hold the securities for a period of time sufficient to allow for the recovery of the value.

13. Goodwill

As of December 31, 2024 and 2023, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually. The Company determined for 2024 and 2023 that no impairment of goodwill was necessary.

14. Fair Value Measurements

Fair Value Hierarchy

In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:

Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

Determination of Fair Value

Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.

Cash equivalents

Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.

Fixed maturity investments

The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.

The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Equity securities

Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.

Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.

Short-term investments

Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.

Call options, currency forwards, swaps, and futures

Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.

Other derivatives

Certain other derivatives are valued with models that use inputs which are unobservable in the market and are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Separate account assets

Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.

Embedded derivatives – reinsurance contracts

The fair value of the embedded derivative reinsurance contracts asset is calculated as described below, under the heading Embedded derivatives - fixed index annuity contracts, where the portion of the liability ceded is held as a reinsurance recoverable asset. These assets are included in Level 3.

The fair value of the embedded derivative reinsurance contracts liability is determined by the expected value of future index credits calculated using call option pricing with current market data and updated fund value allocations for policyholder balances. These liabilities are included in Level 3.

Embedded derivatives – GMWB and GMAB reserves

The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.

Embedded derivatives – funds withheld liability

The Company estimates the fair value of the embedded derivative based on the change in the fair value of the assets supporting the funds withheld liability under the coinsurance funds withheld agreement. This liability is included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Embedded derivatives – fixed index annuity contracts

Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

One of the Company’s fixed index annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period. The guarantee is reset on each fifth policy anniversary while in the accumulation phase. The fair value of the policy’s embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value. Discount rates are projected risk-free rates plus the Company’s own credit spread margin. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Assets and Liabilities Measured and Reported at Fair Value

The following table presents categories measured at fair value on a recurring basis:

	December 31, 2024
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$1,291,999	1,291,999	$—	—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	32,671	—	32,671	—
Obligations of government-sponsored enterprises	638,824	—	638,824	—
Corporate	23,061,471	—	2,785,933	20,275,538
Municipal obligations	15,220	—	3,888	11,332
Commercial mortgage-backed	43,561	—	43,312	249
Residential mortgage-backed	26,950	—	26,950	—
Collateralized debt obligations	5,111	—	5,111	—
Collateralized loan obligations	11,053,313	—	7,638,110	3,415,203
Redeemable preferred stock	27,861	—	27,861	—
Other asset backed	2,084,079	—	556,594	1,527,485

Total fixed maturity investments	36,989,061	—	11,759,254	25,229,807
Equity securities:
Consumer	340,981	76,861	228,177	35,943
Mutual funds	5,115	5,115	—	—
Preferred stocks	645,610	—	312,169	333,441

Total equity securities	991,706	81,976	540,346	369,384
Other invested assets	271,382	—	—	271,382
Short-term investments	91,020	—	91,020	—
Call options	1,020,039	—	1,020,039	—
Currency forwards and swaps	191,359	—	191,359	—
Interest rate swaps and total return swaps	42,218	39,572	2,093	553
Futures	325	325	—	—
Other derivatives	6	4	2	—
Embedded derivatives:
Reinsurance contracts	1,241,785	—	—	1,241,785
Funds withheld receivable	(5,532)	—	—	(5,532)
Separate account assets	6,416,351	3,374,151	—	3,042,200

Total assets	$48,541,719	$4,788,027	$13,604,113	$30,149,579

Liabilities:
Call options	$12,059	$—	$12,059	$—
Currency forwards and swaps	64,403	—	64,403	—
Interest rate swaps and total return swaps	45,218	17,377	27,589	252
Hedge accounting liability for MYGA product	(47,236)	—	—	(47,236)
Futures	6,915	6,915	—	—
Interest rate caps	2,470	—	2,470	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	2,434	—	—	2,434
Funds withheld liability	(23,608)	—	—	(23,608)
Reinsurance contracts	295,764	—	—	295,764
Fixed index annuity contracts	3,939,643	—	—	3,939,643

Total liabilities	$4,298,062	$24,292	$106,521	$4,167,249

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2023
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$133,153	$133,153	$—	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	40,447	—	40,447	—
Obligations of government-sponsored enterprises	569,421	—	569,421	—
Corporate	22,427,725	—	3,965,783	18,461,942
Municipal obligations	17,516	—	5,742	11,774
Commercial mortgage-backed	42,350	—	42,350	—
Residential mortgage-backed	22,527	—	22,527	—
Collateralized debt obligations	7,861	—	7,861	—
Collateralized loan obligations	14,199,895	—	9,007,584	5,192,311
Redeemable preferred stock	23,313	—	—	23,313
Other asset backed	2,334,755	—	644,037	1,690,718

Total fixed maturity investments	39,685,810	—	14,305,752	25,380,058
Equity securities:
Consumer	257,539	32,384	193,141	32,014
Mutual funds	4,733	4,733	—	—
Preferred stocks	441,045	—	102,825	338,220

Total equity securities	703,317	37,117	295,966	370,234
Short-term investments	160,883	—	100,353	60,530
Call options	759,014	—	759,014	—
Currency forwards and swaps	175,632	—	175,632	—
Interest rate swaps and total return swaps	73,578	59,561	14,017	—
Futures	5,253	5,253	—	—
Other derivatives	781	316	—	465
Embedded derivatives:
Reinsurance contracts	814,694	—	—	814,694
Funds withheld receivable	(12,306)	—	—	(12,306)
Separate account assets	5,625,096	3,238,196	—	2,386,900

Total assets	$48,124,905	$3,473,596	$15,650,734	$29,000,575

Liabilities:
Call options	$16,913	$—	$16,913	$—
Currency forwards and swaps	139,965	—	139,965	—
Interest rate swaps and total return swaps	22,442	15,931	6,511	—
Hedge accounting liability for MYGA product	(22,122)	—	—	(22,122)
Futures	304	304	—	—
Interest rate caps	5,747	—	5,747	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	3,705	—	—	3,705
Funds withheld liability	(141,255)	—	—	(141,255)
Reinsurance contracts	211,297	—	—	211,297
Fixed index annuity contracts	2,810,892	—	—	2,810,892

Total liabilities	$3,047,888	$16,235	$169,136	$2,862,517

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Changes in Level 3 Fair Value Measurements

The detail of the Level 3 purchases and issuances was as follows for the year ended December 31:

	2024
	Purchases	Issuances	Total
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$10,587,181	$410,986	$10,998,167
Municipal obligations	250	—	250
Collateralized loan obligations	490,734	—	490,734
Other asset backed	47,395	5,150	52,545

Total fixed maturity investments	11,125,560	416,136	11,541,696
Equity securities:
Consumer	27,602	—	27,602
Preferred stocks	50,000	—	50,000

Total equity securities	77,602	—	77,602
Other invested assets	156,273	—	156,273
Short-term investments	4,469	—	4,469

Total assets	$11,363,904	$416,136	$11,780,040

Liabilities:
Derivatives and embedded derivatives:
Reinsurance contracts	—	219,727	219,727
Fixed index annuity contracts	—	914,999	914,999

Total liabilities	$—	$1,134,726	$1,134,726

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	2023
	Purchases	Issuances	Total
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$6,967,580	$353,009	$7,320,589
Municipal obligations	—	—	—
Collateralized loan obligations	1,108,924	—	1,108,924
Other asset backed	490,529	4,645	495,174

Total fixed maturity investments	8,567,033	357,654	8,924,687
Equity securities:
Preferred stock	98,174	—	98,174

Total equity securities	98,174	—	98,174
Short-term investments	56,932	1,284	58,216
Embedded derivatives - reinsurance contracts	—	324,917	324,917

Total assets	$8,722,139	$683,855	$9,405,994

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$766,101	$766,101
Reinsurance derivative liability	—	153,801	153,801

Total liabilities	$—	$919,902	$919,902

Transfers

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2024 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$710,889	$—
Collateralized loan obligations	32,680	—

Total fixed maturity investments	$743,569	$—

Preferred stock	175,839	(195,769)

Total equity securities	$175,839	$(195,769)

Other invested assets	—	(97,822)

Total assets	$919,408	$(293,591)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2023 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$935,934	$—
Collateralized loan obligations	954,907	(2,327)
Other asset backed	95,748	—

Total fixed maturity investments	$1,986,589	$(2,327)

Consumer	1,188	—

Total assets	$1,987,777	$(2,327)

The majority of the assets transferred into Level 3 during 2024 and 2023 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2024 and 2023 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.

	As of December 31, 2024
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$14,835,319	Discount Model	Credit Spread	0 - 2120.2 [294.5] basis points (bps)
	66,563	Underlying Pricing Model, waterfall model	Market Value of Underlying Investments, CFs
	688,867	Spread Duration	Credit Spread	0 - 1164.5 (432.8) bps
	167,503	Black Scholes	Credit Spread, Volatility, Stock Price
	73,998	Discount Model	Discount Rate	6.3% - 11.4%
Collateralized loan obligations	3,298,407	Discount Model	Credit Spread	152.0 - 1200.0 (250.9) bps
	63,667	Residual Equity	Residual Equity	28005814.16
Other asset backed	911,107	Discount Model	Credit Spread	0 - 517.0 (163.9) bps
	28,184	Discount Model	Discount Rate	4.68%
	24,022	Underlying Pricing Model	Market Value of Underlying Investments, CFs
	19,979	Spread Duration	Credit Spread	113 bps

Total fixed maturity investments	20,177,616
Equity securities:
Equity securities - Financial	25,472	Market Comparables	Price to Adjusted Fund From Operations Multiple and Cap Rate Method	16.35x 5.2%
	5,678	Black Scholes	Volatility	244.00
Preferred stock	15,059	Discount Model	Credit Spread	2342.9- 3295.9 (2749.5)bps
	72,879	Market Comp	Price, Market Cap, P/B ratio	.81x

Total equity securities	119,088
Interest rate swaps and total return swaps	553	See Note (4)
Funds withheld receivable	(5,532)	See Note (1)
Embedded derivatives - reinsurance contracts	1,241,785	See FIA contracts below
Separate account assets	3,042,200	Revenue Multiples	Projected Revenues

Total assets	$24,575,710	See Note (2)

Liabilities:
Embedded derivatives:
Interest rate swaps and total return swaps	$252	See Note (4)
Hedge accounting MYGA products	(47,236)	See Note (1)	Discount Rate	3.70-4.29 [3.95%]
GMWB and GMAB reserves	2,434	Discounted Cash Flow	Own credit spread	1.4%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	(23,608)	See (1) below
Reinsurance contracts	295,764	Expected value of future index credits
Fixed index annuity contracts	3,939,643	Discounted Cash Flow	Own credit spread	1.4%
			Risk margin	0.06% - 0.30%

Total liabilities	$4,167,249

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	As of December 31, 2023
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$17,874,076	Discount Model	Credit Spread	52 - 3131.98 [361] (bps)
	73,771	Underlying Pricing Model, Waterfall Model	Market Value of Underlying Investments, CFs
	153,527	Spread Duration	Credit Spread	353-1600.51 [912] bps
	208,202	Black Scholes	Credit Spread, Volatility, Stock Price
	1,229	Discount Model	Yield	5.92%
	99,134	Discount Model	Discount Rate	9% - 15%
Municipal obligations	8,982	Discount Model	Credit Spread	141 bps
Collateralized loan obligations	4,041,568	Discount Model	Credit Spread	228 - 1435 (363) bps
	46,319	Residual Equity	Residual Equity	24858629.81
Redeemable preferred stock	23,313	Discount Model	Credit Spread	1313.27
Other asset backed	942,671	Discount Model	Credit Spread	238 - 1130 (415.64) bps
	484	Discount Model	Market Yield	6.24%
	28,400	Discount Model	Discount Rate	3.95%
	83,678	Underlying Pricing Model	Market Value of Underlying Investments, CFs
	19,954	Spread Duration	Credit Spread	153 bps

Total fixed maturity investments	23,605,308
Equity securities:
Common stock - Financial	25,408	Market Comparables	Price/Adjusted Funds from Operations Multiple and Cap Rate Method	14.95x5.6%
	4,502	Black Scholes	Volatility	1,079.66%
Preferred stock	64,794	Discount Model	Credit Spread	283 - 2136 (971) bps
	77,656	Market Comparables	Price, Market Cap, P/B ratio	.86x

Total equity securities	172,360
Short-term investments	60,530	Discount Model	Credit Spread	365 bps
Other derivatives	465	Black Scholes	Volatility, Stock Price	.47x
Funds withheld receivable	(12,306)	See (1) below
Embedded derivatives -reinsurance contracts	814,694	See FIA contracts below
Separate account assets	2,386,900	Revenue Multiples	Projected Revenues
		See (3) below

Total assets	$27,027,951	See (2) below

Liabilities:
Embedded derivatives:
Hedge accounting MYGA products	$(22,122)	Discounted Cash Flow	Discount Rate	2.98-5.34 [3.49%]
GMWB and GMAB reserves	3,705	Discounted Cash Flow	Own credit spread	1.8%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	(141)	See (1) below
Reinsurance contracts	211,297	Expected value of future index credits
Fixed index annuity contracts	2,810,892	Discounted Cash Flow	Own credit spread	1.8%
			Risk margin	0.05% - 0.24%

Total liabilities	$3,003,631

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability.
(2)	The tables above exclude certain securities for which the fair value of $5,573.9 million and $1,978.0 million as of December 31, 2024 and 2023, respectively, was based on non-binding broker quotes.
(3)	Separate account investments in partnerships for which the fair value as of December 31, 2024 and 2023 was determined through a third party valuation of the fair value of the underlying investments.
(4)	Unobservable inputs were weighted by the relative fair value of the instruments.

.Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.

Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.

Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.

Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.

15. Commitments and Contingencies

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $493.9 million, of which $7.9 million is with related parties, as of December 31, 2024, as required by the general partner. The Company had committed up to $3,934.9 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2024, of which $1,762.0 million is with related parties or securitizations in which related parties act as collateral managers. The portion of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties was $2,133.2 million as of December 31, 2024. The Company assesses its likelihood of funding and its risk of loss on its unfunded commitments to compute an estimated allowance for credit losses. Any changes in the allowance for credit loss is recognized through a change to net income.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $391.3 million, of which $26.8 million is with related parties, as of December 31, 2023, as required by the general partner. The Company had committed up to $4,383.4 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2023, of which $1,488.9 million is with related parties or securitizations in which related parties act as collateral managers. The portion of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties was $1,853.5 million as of December 31, 2023.

Other legal and regulatory matters: SBLIC is a defendant in a putative class action, Ella Clinton, et al., v. Security Benefit Life Insurance Company, initially filed in the United States District Court, Southern District of Florida, on November 20, 2019. A First Amended Class Action Complaint (“FAC”) that includes additional named plaintiffs and causes of action was filed on January 21, 2020. The action was transferred to the United States District Court, District of Kansas. The allegations of the FAC arise out of the marketing and sale of SBLIC’s leading fixed index annuity products at the time. In their FAC, Plaintiffs assert claims for violation of the federal Racketeer Influenced and Corrupt Organizations Act, violations of California’s, Illinois’, and Arizona’s respective unfair competition, consumer fraud, and/or deceptive business practices acts, and common law fraud under the laws of Florida, California, Illinois, and Arizona. SBLIC’s motion to dismiss was granted by the District Court on February 12, 2021, but the dismissal was reversed by the United States Court of Appeals for the Tenth Circuit on March 28, 2023 in a split decision. The reversal was not based on the merits of any issue; the applicable Federal Rules of Civil Procedure required the Court to assume plaintiffs’ allegations were true, which led to the decision that the allegations were sufficient to require that an evidentiary record be developed at the District Court. On February 7, 2025, the District Court issued an amended scheduling order setting a June 13, 2025, deadline for plaintiffs’ motion for class certification, an August 15, 2025, deadline for defendant’s opposition to the motion for class certification and an October 17, 2025, deadline for plaintiffs’ reply in support of the motion for class certification. The Court has ordered the parties to engage in mediation no later than June 6, 2025. The parties have agreed to in-person mediation on May 22, 2025. Although potential liability is reasonably possible for SBLIC from this lawsuit, no reasonable estimate can be made at this time regarding the amount or range of any possible loss that may result. SBLIC believes that it has substantial defenses to the claims alleged and intends to continue to defend itself vigorously in the lawsuit.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

In addition, the Company is periodically party to legal and arbitral proceedings and subject to complaints and the like, and is periodically examined by its regulators and may discuss certain subjects with its regulators that come up during such examinations or otherwise. Management currently does not believe that any of the foregoing matters in this paragraph will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition. In addition, the Company is subject to extensive regulation by, among others, governmental authorities and the NAIC, and it is subject to the effects of periodic changes in laws, regulations, and other standards that apply to it.

16. Debt

Line of credit with FHLB

At December 31, 2024, the Company has access to a $370.9 million line of revolving credit facility from the Federal Home Loan Bank of Topeka (FHLB). Overnight borrowings in connection with this line of credit bear interest at 0.24% over the Federal Funds rate (4.33% at December 31, 2024). The Company had no borrowings under this line of credit at December 31, 2024 and 2023. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2024.

Surplus notes

The Company has outstanding surplus notes with a carrying value of $113.2 million and $114.3 million at December 31, 2024 and 2023, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Debt (continued)

Future principal payments

At December 31, 2024, future principal payments for the years ending December 31 are as follows:

Surplus Notes
(In Thousands)
2025	$—
2026	—
2027	—
2028	—
2029	—
Thereafter	100,000

Total amount of future principal payments	$100,000

Interest expense as presented in the consolidated statements of operations consisted of the following for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,321	$6,381	$6,438
Debt from consolidated VIE interest	103,459	98,592	37,622
Note payable - SAILES 2, LLC interest	52	14	14
Mortgage debt interest	—	—	(175)

Total debt/notes payable interest	109,832	104,987	43,899
Repurchase agreement interest	58,768	23,990	28,795
Other interest	43,425	29,191	8,350

Total	$212,025	$158,168	$81,044

17. Related-Party Transactions

There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of total assets) that are not otherwise discussed (see Notes 1, 2 and 10).

As of December 31, 2024 and 2023, the Company had investments in collateral loans of $12.6 billion and $11.8 billion, respectively, issued by related parties. These investments are included in fixed maturities, available for sale on the consolidated balance sheets, and are fully secured through the assets of each borrower. As of December 31, 2024 and 2023, $9.9 billion and $9.6 billion,

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

respectively, of these loans were subject to cross-collateralization agreements and a separate master guaranty. Through the cross-collateralization agreements, the Company has the ability to exercise remedies against the assets of any related borrower to satisfy a loan in default. Under the master guaranty, collateral must be retained by the related party borrowers and certain of their parent entities, providing additional credit enhancement to the Company. The Company had the following individually material investments in collateral loans:

	December 31,
	2024	2023
	(In Thousands)
Stonebriar Holdings LLC	$—	$558,620

As of December 31, 2024 and 2023, the Company had the following investments in related parties with interest rates ranging from 7.5% to 9.5% and maturity dates ranging from January 2025 through December 2025. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:

	December 31,
	2024	2023
	(In Thousands)
Holliday Park, LLC	$565,000	$372,000
Auburndale, LLC	402,000	—

As of December 31, 2024 and 2023, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $2,234.5 million and $385.8 million, respectively. The Company had the following individually material investments in commercial and residential mortgage loans:

	December 31,
	2024	2023
	(In Thousands)
OBH HoldCo	$1,579,899	$—

As of December 31, 2024 and 2023, the Company had investments in joint ventures and partnerships of $1,138.1 million and $1,291.1 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. These equity method investments are considered to be with related parties.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

SBL Holdings, Inc. (SBLH), the Company’s immediate parent, acquired an equity method investment in SkyRidge Cayman Holdings LLC, which is the ultimate parent company of SkyRidge Re, an insurance company licensed in Bermuda. SBLIC entered into a coinsurance with funds withheld reinsurance agreement to cede certain fixed annuity and fixed index annuity liabilities to SkyRidge Re (see Note 10). SBLIC also entered into an investment management agreement with SkyRidge Re to manage its investments. As a result of these relationships, SkyRidge Re is considered a related party for purposes of GAAP.

As of December 31, 2024 and 2023, the Company had total investments in securitizations in which related parties act as one or more of the collateral managers or sub-collateral managers of $4,565.5 million and $5,839.8 million, respectively. The repayment of these investments is provided by unrelated party assets and the Company does not have recourse to the related collateral manager or in the case of non-performance on the unrelated assets. These investments are included in fixed maturities, available for sale and short-term investments on the consolidated balance sheets, aggregated at the issuer level. The Company had the following individually material investments in securitizations in which related parties act as one or more of the collateral managers or sub-collateral managers:

	December 31,
	2024	2023
	(In Thousands)
Cedar Crest 2022-1, LLC	$745,620	$751,652
Binney Park Capital LLC	525,280	489,134
Cedar Crest 2021-2, LLC	501,849	752,820
Shawnee 2022-2, LLC	455,188	701,990
Cedar Crest 2021-1, LLC	390,801	662,588
Gage Park, LLC	388,547	385,516
Shawnee 2022-1, LLC	—	592,559
Shawnee 2021-1, LLC	—	426,979
Maranon Loan Funding 2022-1 LLC	—	358,277

As of December 31, 2024 and 2023, the Company had total investments in other related parties of $3,720.8 million and $4,105.7 million, respectively. These investments are included in fixed maturity investments available for sale, equity securities at fair value and short-term investments on the consolidated balance sheets. The Company had the following individually material investments in other related parties:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

	December 31,
	2024	2023
	(In Thousands)
Banner Creek Bridge, LLC	$684,000	$149,017
LAISAH, LLC	429,579	581,527
American Media Productions, LLC	349,911	349,999
Cain Re LLC	259,173	790,085
BH Luxury Residences, LLC	—	629,921
Oasis BH, LLC	—	406,318

Pursuant to an agreement effective January 1, 2017 (as amended effective November 1, 2020), the Company paid $152.3 million, $140.1 million, and $124.1 million for the years ended December 31, 2024, 2023 and 2022, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.

The Company has a portfolio of CLOs it owns, which portfolio is managed by Eldridge Structured Credit Advisors, LLC (previously, Panagram Structured Asset Management, LLC). The Company also invests in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees, but, insofar as the Company directly or indirectly owns any portion of the most subordinate or residual tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $0.5 million, $7.2 million, and $19.2 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company paid fees of $241.5 million, $223.9 million and $203.0 million for the years ended December 31, 2024, 2023 and 2022, respectively, to SBBS for providing management and administrative services.

The Company received $0.0 million, $435.0 million and $300.0 million in capital contributions from SBLH during 2024, 2023 and 2022, respectively. The Company paid $855.0 million, $350.0 million, and $100.0 million in dividends to SBLH during 2024, 2023 and 2022, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

The Company has noncontrolling interest of $106.2 million as a result of an investment transaction which consolidates within the Company with a minority interest held by EWS.

18. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department (the Department) and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ accounting practices and procedures manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective July 1, 2019, the State of Kansas adopted a statute for eligible derivative assets that differs from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and put options are calculated under Actuarial Guideline (AG) 35, whereas the statute allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected on the consolidated balance sheets in policy reserves and annuity account values as realized.

Redundant statutory reserves relating to GLWB benefits on fixed index annuity contracts were ceded by SBLIC to SARC, an SBLIC subsidiary, in the amount of $556.8 million and $587.6 million as of December 31, 2024 and 2023, respectively. The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation.

SBLIC total adjusted capital, including surplus notes (see Note 16), was $7,217.9 million and $6,874.3 million at December 31, 2024 and 2023, respectively. Statutory net income of the insurance operations was $1,181.8 million, $1,202.5 million, and $358.0 million for the years ended December 31, 2024, 2023, and 2022, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC SAP has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.

SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

At December 31, 2024, SD had net capital of $8.1 million, which was $7.5 million in excess of its required net capital of $0.6 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 1.05 to 1 at December 31, 2024.

19. Subsequent Events

Subsequent events have been evaluated through April 25, 2025, which is the date the financial statements were issued.

Subsequent to year end, the Company paid a dividend of $350.0 million to SBLH. In addition, the Company declared a dividend of $70.0 million to SBLH.

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and have issued our report thereon dated April 25, 2025 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.

/s/ Ernst & Young, LLP

Kansas City, Missouri

April 25, 2025

Security Benefit Life Insurance Company and Subsidiaries

Schedule I - Summary of Investments

Other Than Investments in Related Parties

As of December 31, 2024

	December 31, 2024
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
	(In Thousands)
Securities available for sale:
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$30,396	$27,662	$27,662
Obligations of government-sponsored enterprises	648,336	638,824	638,824
Corporate	1,979,971	7,268,111	7,268,111
Municipal obligations	15,777	15,221	15,221
Commercial mortgage-backed	46,470	43,561	43,561
Residential mortgage-backed	22,340	21,170	21,170
Collateralized debt obligations	3,995	5,111	5,111
Collateralized loan obligations	6,083,118	6,997,530	6,997,530
Other asset backed	2,081,407	1,544,853	1,544,853

Total fixed maturity investments	$10,911,810	$16,562,043	$16,562,043

Equity securities:
Consumer	$90,723	$117,300	$117,300
Mutual funds	6,114	5,115	5,115
Preferred stocks	630,366	618,849	618,849

Total equity securities	$727,203	$741,264	$741,264

Securities Fair Value Option:
Fixed maturities	$77,090	$75,963	$75,963
Mortgage loans	529,024	492,139	529,024
Cash and cash equivalents	2,535,696	2,535,696	2,535,696
Short-term investments	91,020	91,020	91,020
Call options	1,020,039	1,020,039	1,020,039
Other invested assets	233,902	233,902	233,902

	$16,125,784	$21,752,066	$21,788,951

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule III - Supplementary Insurance Information

As of December 31, 2024 and 2023

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(In Thousands)
As of December 31, 2024:
Life, health and annuity	$1,316,270	$54,792,373	$—	$6,098,188
As of December 31, 2023:
Life, health and annuity	1,352,451	50,205,496	—	4,956,188

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(In Thousands)
As of December 31, 2024:
Life, health and annuity	$273,050	$3,026,091	$1,713,678	$291,295	$643,190
As of December 31, 2023:
Life, health and annuity	245,274	2,695,803	1,432,842	206,144	555,025

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV - Reinsurance

Years Ended December 31, 2024, 2023 and 2022

	December 31, 2024
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(In Thousands)
Life insurance in force	$1,662,273	$1,655,611	$444,788	$451,450	99%
Premiums:
Life insurance	16,289	16,289	9,748	9,748	100
Annuity	6,796,955	1,981,470	10,790	4,826,275	0
Accident and health insurance	—	—	45	45	100

Total premiums	$6,813,244	$1,997,759	$20,583	$4,836,068	0%

	December 31, 2023
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(In Thousands)
Life insurance in force	$1,739,427	$1,733,372	$474,049	$480,104	99%
Premiums:
Life insurance	17,299	17,299	7,125	7,125	100
Annuity	6,721,795	2,475,021	10,292	4,257,066	0
Accident and health insurance	—	—	50	50	—

Total premiums	$6,739.094	$2,492,320	$17,467	$4,264,241	0%

	December 31, 2022
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(In Thousands)
Life insurance in force	$1,821,246	$1,815,389	$70,117	$75,974	92%
Premiums:
Life insurance	17,943	17,944	10,303	10,303	100
Annuity	5,197,194	1,275,247	12,842	3,934,789	0
Accident and health insurance	—	—	55	55	—

Total premiums	$5,215,137	$1,293,191	$23,200	$3,945,147	1%

FINANCIAL STATEMENTS

SBL Variable Annuity Account XIV

Year Ended December 31, 2024

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account XIV

Financial Statements

Year Ended December 31, 2024

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account XIV

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account XIV (the Separate Account), as of December 31, 2024 and the related statements of operations and change in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 2000.

Kansas City, Missouri

April 25, 2025

1

Appendix

Subaccounts listed that comprising SBL Variable Annuity Account XIV

Subaccounts	Statements of operations and changes in net assets
AB VPS Discovery Value Portfolio	For each of the two years in the period ended December 31, 2024

AB VPS Dynamic Asset Allocation	For each of the two years in the period ended December 31, 2024

AB VPS Relative Value Portfolio	For each of the two years in the period ended December 31, 2024

AB VPS Sustainable Global Thematic Growth	For each of the two years in the period ended December 31, 2024

AFIS Capital World Growth and Income	For each of the two years in the period ended December 31, 2024

AFIS U.S. Government Securities	For each of the two years in the period ended December 31, 2024

AFIS Washington Mutual Investors	For each of the two years in the period ended December 31, 2024

Alger Capital Appreciation	For each of the two years in the period ended December 31, 2024

Alger Large Cap Growth	For each of the two years in the period ended December 31, 2024

Allspring Growth	For each of the two years in the period ended December 31, 2024

Allspring International Equity VT	For the period from January 1, 2024 through April 30, 2024 (closing of operations) and the year ended December 31, 2023

Allspring Large Cap Core	For each of the two years in the period ended December 31, 2024

Allspring Opportunity	For each of the two years in the period ended December 31, 2024

Allspring Opportunity VT	For each of the two years in the period ended December 31, 2024

Allspring Small Company Value	For each of the two years in the period ended December 31, 2024

Allspring VT Discovery All Cap Growth Fund	For each of the two years in the period ended December 31, 2024

ALPS/Alerian Energy Infrastructure	For each of the two years in the period ended December 31, 2024

American Century Diversified Bond	For each of the two years in the period ended December 31, 2024

American Century Equity Income	For each of the two years in the period ended December 31, 2024

American Century Heritage	For each of the two years in the period ended December 31, 2024

2

Subaccounts	Statements of operations and changes in net assets
American Century International Bond	For the period from January 1, 2024 through February 15, 2024 (closing of operations) and the year ended December 31, 2023

American Century International Growth	For each of the two years in the period ended December 31, 2024

American Century Select	For each of the two years in the period ended December 31, 2024

American Century Strategic Allocation: Aggressive	For each of the two years in the period ended December 31, 2024

American Century Strategic Allocation: Conservative	For each of the two years in the period ended December 31, 2024

American Century Strategic Allocation: Moderate	For each of the two years in the period ended December 31, 2024

American Century Ultra®	For each of the two years in the period ended December 31, 2024

American Funds IS® Asset Allocation	For each of the two years in the period ended December 31, 2024

American Funds IS® Capital World Bond	For each of the two years in the period ended December 31, 2024

American Funds IS® Global Growth	For each of the two years in the period ended December 31, 2024

American Funds IS® Global Small Capitalization	For each of the two years in the period ended December 31, 2024

American Funds IS® Growth	For each of the two years in the period ended December 31, 2024

American Funds IS® Growth-Income	For each of the two years in the period ended December 31, 2024

American Funds IS® International	For each of the two years in the period ended December 31, 2024

American Funds IS® International Growth and Income	For each of the two years in the period ended December 31, 2024

American Funds IS® Mortgage	For each of the two years in the period ended December 31, 2024

American Funds IS® New World	For each of the two years in the period ended December 31, 2024

AMG River Road Mid Cap Value	For each of the two years in the period ended December 31, 2024

Ariel®	For each of the two years in the period ended December 31, 2024

Baron Asset	For each of the two years in the period ended December 31, 2024

BlackRock Advantage Large Cap Core V.I.	For each of the two years in the period ended December 31, 2024

BlackRock Advantage Small Cap Growth	For each of the two years in the period ended December 31, 2024

BlackRock Basic Value V.I.	For each of the two years in the period ended December 31, 2024

BlackRock Capital Appreciation V.I.	For each of the two years in the period ended December 31, 2024

3

Subaccounts	Statements of operations and changes in net assets
BlackRock Equity Dividend	For each of the two years in the period ended December 31, 2024

BlackRock Equity Dividend V.I.	For each of the two years in the period ended December 31, 2024

BlackRock Global Allocation	For each of the two years in the period ended December 31, 2024

BlackRock Global Allocation V.I.	For each of the two years in the period ended December 31, 2024

BlackRock High Yield V.I.	For each of the two years in the period ended December 31, 2024

BlackRock International Dividend	For the period from January 1, 2024 through November 15, 2024 (closing of operations) and the year ended December 31, 2023

BlackRock Large Cap Focus Growth V.I.	For each of the two years in the period ended December 31, 2024

BNY Mellon Appreciation	For each of the two years in the period ended December 31, 2024

BNY Mellon Dynamic Value	For each of the two years in the period ended December 31, 2024

BNY Mellon IP MidCap Stock	For each of the two years in the period ended December 31, 2024

BNY Mellon IP Small Cap Stock Index	For each of the two years in the period ended December 31, 2024

BNY Mellon IP Technology Growth	For each of the two years in the period ended December 31, 2024

BNY Mellon Opportunistic Midcap Value	For each of the two years in the period ended December 31, 2024

BNY Mellon Stock Index	For each of the two years in the period ended December 31, 2024

BNY Mellon VIF Appreciation	For each of the two years in the period ended December 31, 2024

Calamos® Growth	For each of the two years in the period ended December 31, 2024

Calamos® Growth and Income	For each of the two years in the period ended December 31, 2024

Calamos® High Income Opportunities	For each of the two years in the period ended December 31, 2024

ClearBridge Small Cap Growth	For each of the two years in the period ended December 31, 2024

ClearBridge Variable Growth	For each of the two years in the period ended December 31, 2024

ClearBridge Variable Small Cap Growth	For each of the two years in the period ended December 31, 2024

Delaware VIP Global Equity	For the period from January 1, 2024 through April 26, 2024 (closing of operations) and the year ended December 31, 2023

Delaware VIP Real Estate Securities	For the period from January 1, 2024 through April 30, 2024 (closing of operations) and the year ended December 31, 2023

4

Subaccounts	Statements of operations and changes in net assets
Dimensional VA Equity Allocation	For each of the two years in the period ended December 31, 2024

Dimensional VA Global Bond Portfolio	For each of the two years in the period ended December 31, 2024

Dimensional VA Global Moderate Allocation	For each of the two years in the period ended December 31, 2024

Dimensional VA International Small Portfolio	For each of the two years in the period ended December 31, 2024

Dimensional VA International Value Portfolio	For each of the two years in the period ended December 31, 2024

Dimensional VA Short-Term Fixed Portfolio	For each of the two years in the period ended December 31, 2024

Dimensional VA U.S. Large Value Portfolio	For each of the two years in the period ended December 31, 2024

Dimensional VA U.S. Targeted Value Portfolio	For each of the two years in the period ended December 31, 2024

DWS Capital Growth VIP	For the period from January 1, 2024 through June 17, 2024 (closing of operations) and the year ended December 31, 2023

DWS Core Equity VIP	For the period from January 1, 2024 through June 17, 2024 (closing of operations) and the year ended December 31, 2023

DWS CROCI® U.S. VIP	For the period from January 1, 2024 through June 17, 2024 (closing of operations) and the year ended December 31, 2023

DWS Global Small Cap VIP	For the period from January 1, 2024 through June 17, 2024 (closing of operations) and the year ended December 31, 2023

DWS High Income VIP	For the period from January 1, 2024 through June 17, 2024 (closing of operations) and the year ended December 31, 2023

DWS International Growth VIP	For the period from January 1, 2024 through June 17, 2024 (closing of operations) and the year ended December 31, 2023

DWS Small Mid Cap Value VIP	For each of the two years in the period ended December 31, 2024

Eaton Vance VT Floating-Rate Income	For each of the two years in the period ended December 31, 2024

Federated Hermes Corporate Bond	For each of the two years in the period ended December 31, 2024

Federated Hermes Fund for U.S. Government Securities II	For each of the two years in the period ended December 31, 2024

Federated Hermes High Income Bond II	For each of the two years in the period ended December 31, 2024

Fidelity® Advisor Dividend Growth	For each of the two years in the period ended December 31, 2024

Fidelity® Advisor International Capital Appreciation	For each of the two years in the period ended December 31, 2024

5

Subaccounts	Statements of operations and changes in net assets
Fidelity® Advisor Leveraged Company Stock M-1	For the period from January 1, 2024 through October 25, 2024 (closing of operations) and the year ended December 31, 2023

Fidelity® Advisor Leveraged Company Stock M-2	For the period from October 25, 2024 (inception of operations) through the year ended December 31, 2024

Fidelity® Advisor New Insights	For each of the two years in the period ended December 31, 2024

Fidelity® Advisor Real Estate	For each of the two years in the period ended December 31, 2024

Fidelity® Advisor Stock Selector Mid Cap	For each of the two years in the period ended December 31, 2024

Fidelity® Advisor Value Strategies	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Balanced	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Contrafund	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Disciplined Small Cap	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Emerging Markets	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Equity-Income	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Growth & Income	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Growth Opportunities	For each of the two years in the period ended December 31, 2024

Fidelity® VIP High Income	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Index 500	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Investment Grade Bond	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Mid Cap	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Overseas	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Real Estate	For each of the two years in the period ended December 31, 2024

Fidelity® VIP Strategic Income	For each of the two years in the period ended December 31, 2024

Franklin Allocation VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin DynaTech VIP	For each of the two years in the period ended December 31, 2024

Franklin Growth and Income VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Income VIP Fund	For each of the two years in the period ended December 31, 2024

6

Subaccounts	Statements of operations and changes in net assets
Franklin Large Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Mutual Global Discovery VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Mutual Shares VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Rising Dividends VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Small Cap Value VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Small-Mid Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin Strategic Income VIP Fund	For each of the two years in the period ended December 31, 2024

Franklin U.S. Government Securities VIP Fund	For each of the two years in the period ended December 31, 2024

Goldman Sachs Emerging Markets Equity	For each of the two years in the period ended December 31, 2024

Goldman Sachs Government Income	For each of the two years in the period ended December 31, 2024

Goldman Sachs VIT International Equity Insights	For each of the two years in the period ended December 31, 2024

Goldman Sachs VIT Large Cap Value	For each of the two years in the period ended December 31, 2024

Goldman Sachs VIT Mid Cap Growth Fund	For each of the two years in the period ended December 31, 2024

Goldman Sachs VIT Mid Cap Value	For each of the two years in the period ended December 31, 2024

Goldman Sachs VIT Small Cap Equity Insights	For each of the two years in the period ended December 31, 2024

Goldman Sachs VIT Strategic Growth	For each of the two years in the period ended December 31, 2024

Guggenheim Core Bond	For each of the two years in the period ended December 31, 2024

Guggenheim Floating Rate Strategies	For each of the two years in the period ended December 31, 2024

Guggenheim High Yield	For each of the two years in the period ended December 31, 2024

Guggenheim Long Short Equity	For the period from January 1, 2024 through August 16, 2024 (closing of operations) and the year ended December 31, 2023

Guggenheim Macro Opportunities	For each of the two years in the period ended December 31, 2024

Guggenheim Managed Futures Strategy	For each of the two years in the period ended December 31, 2024

Guggenheim Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2024

Guggenheim Small Cap Value	For the period from January 1, 2024 through August 16, 2024 (closing of operations) and the year ended December 31, 2023

7

Subaccounts	Statements of operations and changes in net assets
Guggenheim Total Return Bond	For each of the two years in the period ended December 31, 2024

Guggenheim VIF Alpha Opportunity	For the period from January 1, 2024 through August 16, 2024 (closing of operations) and the year ended December 31, 2023

Guggenheim VIF Floating Rate Strategies	For each of the two years in the period ended December 31, 2024

Guggenheim VIF Global Managed Futures Strategy	For each of the two years in the period ended December 31, 2024

Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2024

Guggenheim VIF Long Short Equity	For the period from January 1, 2024 through August 16, 2024 (closing of operations) and the year ended December 31, 2023

Guggenheim VIF Managed Asset Allocation	For the period from January 1, 2024 through August 16, 2024 (closing of operations) and the year ended December 31, 2023

Guggenheim VIF Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2024

Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2024

Invesco American Franchise	For each of the two years in the period ended December 31, 2024

Invesco Comstock	For each of the two years in the period ended December 31, 2024

Invesco Developing Markets	For each of the two years in the period ended December 31, 2024

Invesco Discovery	For each of the two years in the period ended December 31, 2024

Invesco Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2024

Invesco Energy	For each of the two years in the period ended December 31, 2024

Invesco Equity and Income	For each of the two years in the period ended December 31, 2024

Invesco Global	For each of the two years in the period ended December 31, 2024

Invesco Gold & Special Minerals	For each of the two years in the period ended December 31, 2024

Invesco Main Street Mid Cap	For each of the two years in the period ended December 31, 2024

Invesco Oppenheimer V.I. International Growth Fund	For each of the two years in the period ended December 31, 2024

Invesco Small Cap Growth	For each of the two years in the period ended December 31, 2024

Invesco Technology	For each of the two years in the period ended December 31, 2024

Invesco V.I. American Franchise Series I	For each of the two years in the period ended December 31, 2024

8

Subaccounts	Statements of operations and changes in net assets
Invesco V.I. American Franchise Series II	For each of the two years in the period ended December 31, 2024

Invesco V.I. American Value	For each of the two years in the period ended December 31, 2024

Invesco V.I. Balanced-Risk Allocation	For each of the two years in the period ended December 31, 2024

Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2024

Invesco V.I. Core Equity	For each of the two years in the period ended December 31, 2024

Invesco V.I. Core Plus Bond	For each of the two years in the period ended December 31, 2024

Invesco V.I. Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2024

Invesco V.I. Equally-Weighted S&P 500	For each of the two years in the period ended December 31, 2024

Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2024

Invesco V.I. EVQ International Equity Fund	For each of the two years in the period ended December 31, 2024

Invesco V.I. Global	For each of the two years in the period ended December 31, 2024

Invesco V.I. Global Core Equity	For each of the two years in the period ended December 31, 2024

Invesco V.I. Global Real Estate Series I	For each of the two years in the period ended December 31, 2024

Invesco V.I. Global Real Estate Series II	For each of the two years in the period ended December 31, 2024

Invesco V.I. Global Strategic Income	For each of the two years in the period ended December 31, 2024

Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2024

Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2024

Invesco V.I. Growth and Income	For each of the two years in the period ended December 31, 2024

Invesco V.I. Health Care Series I	For each of the two years in the period ended December 31, 2024

Invesco V.I. Health Care Series II	For each of the two years in the period ended December 31, 2024

Invesco V.I. Main Street Mid Cap Fund®	For each of the two years in the period ended December 31, 2024

Invesco V.I. Main Street Small Cap Fund®	For each of the two years in the period ended December 31, 2024

Invesco V.I. Small Cap Equity	For each of the two years in the period ended December 31, 2024

Invesco Value Opportunities	For each of the two years in the period ended December 31, 2024

9

Subaccounts	Statements of operations and changes in net assets
Janus Henderson Adaptive Risk Managed U.S. Equity	For each of the two years in the period ended December 31, 2024

Janus Henderson Mid Cap Value	For each of the two years in the period ended December 31, 2024

Janus Henderson Overseas	For each of the two years in the period ended December 31, 2024

Janus Henderson VIT Enterprise	For each of the two years in the period ended December 31, 2024

Janus Henderson VIT Mid Cap Value	For each of the two years in the period ended December 31, 2024

Janus Henderson VIT Overseas	For each of the two years in the period ended December 31, 2024

Janus Henderson VIT Research	For each of the two years in the period ended December 31, 2024

Lord Abbett Series Bond-Debenture VC	For each of the two years in the period ended December 31, 2024

Lord Abbett Series Developing Growth VC	For each of the two years in the period ended December 31, 2024

Lord Abbett Series Dividend Growth VC	For each of the two years in the period ended December 31, 2024

Lord Abbett Series Growth Opportunities VC	For each of the two years in the period ended December 31, 2024

Lord Abbett Series Mid Cap Stock VC	For each of the two years in the period ended December 31, 2024

Lord Abbett Series Total Return VC	For each of the two years in the period ended December 31, 2024

LVIP American Century Disciplined Core Value	For each of the two years in the period ended December 31, 2024

LVIP American Century Inflation Protection	For each of the two years in the period ended December 31, 2024

LVIP American Century International	For each of the two years in the period ended December 31, 2024

LVIP American Century Mid Cap Value	For each of the two years in the period ended December 31, 2024

LVIP American Century Ultra	For each of the two years in the period ended December 31, 2024

LVIP American Century Value	For each of the two years in the period ended December 31, 2024

LVIP JPMorgan Core Bond Fund	For each of the two years in the period ended December 31, 2024

LVIP JPMorgan Small Cap Core Fund	For each of the two years in the period ended December 31, 2024

LVIP JPMorgan US Equity Fund	For each of the two years in the period ended December 31, 2024

Macquarie Asset Strategy	For each of the two years in the period ended December 31, 2024

Macquarie VIP Asset Strategy	For each of the two years in the period ended December 31, 2024

10

Subaccounts	Statements of operations and changes in net assets
Macquarie VIP Balanced	For each of the two years in the period ended December 31, 2024

Macquarie VIP Core Equity	For each of the two years in the period ended December 31, 2024

Macquarie VIP Energy	For each of the two years in the period ended December 31, 2024

Macquarie VIP Global Growth	For each of the two years in the period ended December 31, 2024

Macquarie VIP Growth	For each of the two years in the period ended December 31, 2024

Macquarie VIP High Income	For each of the two years in the period ended December 31, 2024

Macquarie VIP International Core Equity	For each of the two years in the period ended December 31, 2024

Macquarie VIP Limited-Term Bond Series	For each of the two years in the period ended December 31, 2024

Macquarie VIP Mid Cap Growth	For each of the two years in the period ended December 31, 2024

Macquarie VIP Natural Resources	For each of the two years in the period ended December 31, 2024

Macquarie VIP Science and Technology	For each of the two years in the period ended December 31, 2024

Macquarie VIP Small Cap Growth	For each of the two years in the period ended December 31, 2024

Macquarie VIP Smid Cap Core	For each of the two years in the period ended December 31, 2024

Macquarie VIP Value	For each of the two years in the period ended December 31, 2024

MFS® VIT Emerging Markets Equity	For each of the two years in the period ended December 31, 2024

MFS® VIT Global Tactical Allocation	For each of the two years in the period ended December 31, 2024

MFS® VIT II MA Investors Growth Stock	For each of the two years in the period ended December 31, 2024

MFS® VIT II Research International	For each of the two years in the period ended December 31, 2024

MFS® VIT International Intrinsic Value	For each of the two years in the period ended December 31, 2024

MFS® VIT Investors Trust	For each of the two years in the period ended December 31, 2024

MFS® VIT New Discovery	For each of the two years in the period ended December 31, 2024

MFS® VIT Research	For each of the two years in the period ended December 31, 2024

MFS® VIT Total Return	For each of the two years in the period ended December 31, 2024

MFS® VIT Total Return Bond	For each of the two years in the period ended December 31, 2024

11

Subaccounts	Statements of operations and changes in net assets
MFS® VIT Utilities	For each of the two years in the period ended December 31, 2024

Morgan Stanley VIF Emerging Markets Debt	For each of the two years in the period ended December 31, 2024

Morgan Stanley VIF Emerging Markets Equity	For each of the two years in the period ended December 31, 2024

Morningstar Aggressive Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2024

Morningstar Balanced ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2024

Morningstar Conservative ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2024

Morningstar Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2024

Morningstar Income and Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2024

NAA All Cap Value Series	For each of the two years in the period ended December 31, 2024

NAA Large Cap Value	For each of the two years in the period ended December 31, 2024

NAA Large Cap Value Series	For each of the two years in the period ended December 31, 2024

NAA Large Core	For each of the two years in the period ended December 31, 2024

NAA Large Core Series	For each of the two years in the period ended December 31, 2024

NAA Large Growth Series	For each of the two years in the period ended December 31, 2024

NAA Mid Growth	For each of the two years in the period ended December 31, 2024

NAA Mid Growth Series	For each of the two years in the period ended December 31, 2024

NAA Opportunity	For each of the two years in the period ended December 31, 2024

NAA Small Cap Value Series	For each of the two years in the period ended December 31, 2024

NAA Small Growth Series	For each of the two years in the period ended December 31, 2024

NAA SMid Cap Value	For each of the two years in the period ended December 31, 2024

NAA SMid-Cap Value Series	For each of the two years in the period ended December 31, 2024

NAA World Equity Income	For each of the two years in the period ended December 31, 2024

NAA World Equity Income Series	For each of the two years in the period ended December 31, 2024

Neuberger Berman AMT Sustainable Equity I	For each of the two years in the period ended December 31, 2024

12

Subaccounts	Statements of operations and changes in net assets
Neuberger Berman AMT Sustainable Equity S	For each of the two years in the period ended December 31, 2024

Neuberger Berman Core Bond	For each of the two years in the period ended December 31, 2024

Neuberger Berman Large Cap Value	For each of the two years in the period ended December 31, 2024

Neuberger Berman Sustainable Equity	For each of the two years in the period ended December 31, 2024

North Square Spectrum Alpha	For each of the two years in the period ended December 31, 2024

Northern Global Tactical Asset Allocation	For each of the two years in the period ended December 31, 2024

Northern Large Cap Core	For each of the two years in the period ended December 31, 2024

Northern Large Cap Value	For each of the two years in the period ended December 31, 2024

PGIM Focused Growth	For each of the two years in the period ended December 31, 2024

PGIM Jennison Mid-Cap Growth	For each of the two years in the period ended December 31, 2024

PGIM Jennison Natural Resources	For each of the two years in the period ended December 31, 2024

PGIM Jennison Small Company	For each of the two years in the period ended December 31, 2024

PGIM Quant Solutions Small-Cap Value	For each of the two years in the period ended December 31, 2024

PIMCO All Asset	For each of the two years in the period ended December 31, 2024

PIMCO CommodityRealReturn Strategy	For each of the two years in the period ended December 31, 2024

PIMCO Emerging Markets Bond	For each of the two years in the period ended December 31, 2024

PIMCO High Yield	For each of the two years in the period ended December 31, 2024

PIMCO International Bond (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2024

PIMCO Low Duration	For each of the two years in the period ended December 31, 2024

PIMCO Real Return	For each of the two years in the period ended December 31, 2024

PIMCO StocksPLUS® Small Fund	For each of the two years in the period ended December 31, 2024

PIMCO Total Return	For each of the two years in the period ended December 31, 2024

PIMCO VIT All Asset Administrative	For each of the two years in the period ended December 31, 2024

PIMCO VIT All Asset Advisor	For each of the two years in the period ended December 31, 2024

13

Subaccounts	Statements of operations and changes in net assets
PIMCO VIT CommodityRealReturn Strategy Administrative	For each of the two years in the period ended December 31, 2024

PIMCO VIT CommodityRealReturn Strategy Advisor	For each of the two years in the period ended December 31, 2024

PIMCO VIT Emerging Markets Bond	For each of the two years in the period ended December 31, 2024

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2024

PIMCO VIT Global Managed Asset Allocation	For each of the two years in the period ended December 31, 2024

PIMCO VIT High Yield	For each of the two years in the period ended December 31, 2024

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2024

PIMCO VIT International Bond Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2024

PIMCO VIT Low Duration Administrative	For each of the two years in the period ended December 31, 2024

PIMCO VIT Low Duration Advisor	For each of the two years in the period ended December 31, 2024

PIMCO VIT Real Return Administrative	For each of the two years in the period ended December 31, 2024

PIMCO VIT Real Return Advisor	For each of the two years in the period ended December 31, 2024

PIMCO VIT Short-Term	For each of the two years in the period ended December 31, 2024

PIMCO VIT Total Return Administrative	For each of the two years in the period ended December 31, 2024

PIMCO VIT Total Return Advisor	For each of the two years in the period ended December 31, 2024

Pioneer Bond VCT	For each of the two years in the period ended December 31, 2024

Pioneer Equity Income VCT	For each of the two years in the period ended December 31, 2024

Pioneer High Yield VCT	For each of the two years in the period ended December 31, 2024

Pioneer Strategic Income	For each of the two years in the period ended December 31, 2024

Pioneer Strategic Income VCT	For each of the two years in the period ended December 31, 2024

Putnam VT Core Equity Fund	For each of the two years in the period ended December 31, 2024

Putnam VT Diversified Income	For each of the two years in the period ended December 31, 2024

Putnam VT Global Asset Allocation	For each of the two years in the period ended December 31, 2024

Putnam VT High Yield	For each of the two years in the period ended December 31, 2024

14

Subaccounts	Statements of operations and changes in net assets
Putnam VT Income	For each of the two years in the period ended December 31, 2024

Putnam VT Large Cap Growth Fund	For each of the two years in the period ended December 31, 2024

Putnam VT Large Cap Value	For each of the two years in the period ended December 31, 2024

Putnam VT Small Cap Growth	For each of the two years in the period ended December 31, 2024

Putnam VT Small Cap Value	For each of the two years in the period ended December 31, 2024

Redwood Managed Volatility	For the period from January 1, 2024 through June 21, 2024 (closing of operations) and the year ended December 31, 2023

Royce Micro-Cap	For each of the two years in the period ended December 31, 2024

Royce Small-Cap Opportunity	For each of the two years in the period ended December 31, 2024

Royce Small-Cap Value	For each of the two years in the period ended December 31, 2024

Rydex VIF Banking	For each of the two years in the period ended December 31, 2024

Rydex VIF Basic Materials	For each of the two years in the period ended December 31, 2024

Rydex VIF Biotechnology	For each of the two years in the period ended December 31, 2024

Rydex VIF Commodities Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Consumer Products	For each of the two years in the period ended December 31, 2024

Rydex VIF Dow 2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Electronics	For each of the two years in the period ended December 31, 2024

Rydex VIF Energy	For each of the two years in the period ended December 31, 2024

Rydex VIF Energy Services	For each of the two years in the period ended December 31, 2024

Rydex VIF Europe 1.25x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Financial Services	For each of the two years in the period ended December 31, 2024

Rydex VIF Government Long Bond 1.2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Health Care	For each of the two years in the period ended December 31, 2024

Rydex VIF High Yield Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Internet	For each of the two years in the period ended December 31, 2024

15

Subaccounts	Statements of operations and changes in net assets
Rydex VIF Inverse Dow 2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Inverse Government Long Bond Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Inverse Mid-Cap Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Inverse NASDAQ-100® Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Inverse Russell 2000® Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Inverse S&P 500 Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Japan 2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Leisure	For each of the two years in the period ended December 31, 2024

Rydex VIF Mid-Cap 1.5x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Money Market	For each of the two years in the period ended December 31, 2024

Rydex VIF NASDAQ-100®	For each of the two years in the period ended December 31, 2024

Rydex VIF NASDAQ-100® 2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Nova	For each of the two years in the period ended December 31, 2024

Rydex VIF Precious Metals	For each of the two years in the period ended December 31, 2024

Rydex VIF Real Estate	For each of the two years in the period ended December 31, 2024

Rydex VIF Retailing	For each of the two years in the period ended December 31, 2024

Rydex VIF Russell 2000® 1.5x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Russell 2000® 2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF S&P 500 2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF S&P 500 Pure Growth	For each of the two years in the period ended December 31, 2024

Rydex VIF S&P 500 Pure Value	For each of the two years in the period ended December 31, 2024

Rydex VIF S&P MidCap 400 Pure Growth	For each of the two years in the period ended December 31, 2024

Rydex VIF S&P MidCap 400 Pure Value	For each of the two years in the period ended December 31, 2024

Rydex VIF S&P SmallCap 600 Pure Growth	For each of the two years in the period ended December 31, 2024

16

Subaccounts	Statements of operations and changes in net assets
Rydex VIF S&P SmallCap 600 Pure Value	For each of the two years in the period ended December 31, 2024

Rydex VIF Strengthening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2024

Rydex VIF Technology	For each of the two years in the period ended December 31, 2024

Rydex VIF Telecommunications	For each of the two years in the period ended December 31, 2024

Rydex VIF Transportation	For each of the two years in the period ended December 31, 2024

Rydex VIF Utilities	For each of the two years in the period ended December 31, 2024

Rydex VIF Weakening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2024

T. Rowe Price Blue Chip Growth	For each of the two years in the period ended December 31, 2024

T. Rowe Price Capital Appreciation	For each of the two years in the period ended December 31, 2024

T. Rowe Price Equity Income	For each of the two years in the period ended December 31, 2024

T. Rowe Price Growth Stock	For each of the two years in the period ended December 31, 2024

T. Rowe Price Health Sciences	For each of the two years in the period ended December 31, 2024

T. Rowe Price Limited-Term Bond	For each of the two years in the period ended December 31, 2024

T. Rowe Price Retirement 2010	For each of the two years in the period ended December 31, 2024

T. Rowe Price Retirement 2015	For each of the two years in the period ended December 31, 2024

T. Rowe Price Retirement 2020	For each of the two years in the period ended December 31, 2024

T. Rowe Price Retirement 2025	For each of the two years in the period ended December 31, 2024

T. Rowe Price Retirement 2030	For each of the two years in the period ended December 31, 2024

T. Rowe Price Retirement 2035	For each of the two years in the period ended December 31, 2024

T. Rowe Price Retirement 2040	For each of the two years in the period ended December 31, 2024

T. Rowe Price Retirement 2045	For each of the two years in the period ended December 31, 2024

T. Rowe Price Retirement 2050	For each of the two years in the period ended December 31, 2024

T. Rowe Price Retirement 2055	For each of the two years in the period ended December 31, 2024

T. Rowe Price Retirement Balanced	For each of the two years in the period ended December 31, 2024

17

Subaccounts	Statements of operations and changes in net assets
Templeton Developing Markets VIP Fund	For each of the two years in the period ended December 31, 2024

Templeton Foreign VIP Fund	For each of the two years in the period ended December 31, 2024

Templeton Global Bond VIP Fund	For each of the two years in the period ended December 31, 2024

Templeton Growth VIP Fund	For each of the two years in the period ended December 31, 2024

Third Avenue Value	For each of the two years in the period ended December 31, 2024

TOPS® Aggressive Growth ETF	For each of the two years in the period ended December 31, 2024

TOPS® Balanced ETF	For each of the two years in the period ended December 31, 2024

TOPS® Conservative ETF	For each of the two years in the period ended December 31, 2024

TOPS® Growth ETF	For each of the two years in the period ended December 31, 2024

TOPS® Moderate Growth ETF	For each of the two years in the period ended December 31, 2024

VanEck VIP Global Gold	For each of the two years in the period ended December 31, 2024

VanEck VIP Global Resources	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Balanced	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Capital Growth	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Conservative Allocation	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Diversified Value	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Equity Income	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Equity Index	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Global Bond Index	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Growth	For each of the two years in the period ended December 31, 2024

Vanguard® VIF High Yield Bond	For each of the two years in the period ended December 31, 2024

Vanguard® VIF International	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Mid-Cap Index	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Moderate Allocation	For each of the two years in the period ended December 31, 2024

18

Subaccounts	Statements of operations and changes in net assets
Vanguard® VIF Real Estate Index	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Short Term Investment Grade	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Small Company Growth	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Total Bond Market Index	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Total International Stock Market Index	For each of the two years in the period ended December 31, 2024

Vanguard® VIF Total Stock Market Index	For each of the two years in the period ended December 31, 2024

Victory RS Partners	For each of the two years in the period ended December 31, 2024

Victory RS Science and Technology	For each of the two years in the period ended December 31, 2024

Victory RS Value	For each of the two years in the period ended December 31, 2024

Virtus Ceredex Mid Cap Value Equity	For each of the two years in the period ended December 31, 2024

Virtus Duff & Phelps Real Estate Securities Series	For each of the two years in the period ended December 31, 2024

Virtus KAR Small-Cap Growth Series	For each of the two years in the period ended December 31, 2024

Virtus Newfleet Multi-Sector Intermediate Bond Series	For each of the two years in the period ended December 31, 2024

Virtus SGA International Growth Series	For each of the two years in the period ended December 31, 2024

Virtus Tactical Allocation Series	For each of the two years in the period ended December 31, 2024

Voya MidCap Opportunities Portfolio	For each of the two years in the period ended December 31, 2024

VY CBRE Global Real Estate Portfolio	For each of the two years in the period ended December 31, 2024

VY CBRE Real Estate Portfolio	For each of the two years in the period ended December 31, 2024

Western Asset Variable Global High Yield Bond	For each of the two years in the period ended December 31, 2024

19

SBL Variable Annuity Account XIV

Statements of Net Assets

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
AB VPS Discovery Value Portfolio	244,925	$4,069,815	$4,413,549	$—	$4,413,549	295,578	$14.57	$20.76
AB VPS Dynamic Asset Allocation	57,604	644,381	559,907	—	559,907	55,707	10.00	10.42
AB VPS Relative Value Portfolio	3,013	91,381	93,018	—	93,018	3,810	24.42	24.42
AB VPS Sustainable Global Thematic Growth	4,347	135,755	142,579	—	142,579	6,585	21.65	21.65
AFIS Capital World Growth and Income	7,735	110,361	116,640	—	116,640	8,132	14.08	15.72
AFIS U.S. Government Securities	46,320	476,192	437,263	—	437,263	56,996	6.93	7.74
AFIS Washington Mutual Investors	52,934	708,299	864,940	—	864,940	46,275	17.96	20.06
Alger Capital Appreciation (f)	2,463	181,083	253,062	—	253,062	7,441	32.85	43.28
Alger Large Cap Growth	4,409	315,531	393,271	—	393,271	26,453	14.54	14.92
Allspring Growth (f)	33,779	1,023,687	818,796	—	818,796	27,801	29.41	29.41
Allspring International Equity VT (e)	—	—	—	—	—	—	9.89	9.89
Allspring Large Cap Core	52,262	864,828	920,865	—	920,865	42,870	21.31	29.84
Allspring Opportunity	12,799	574,298	645,336	—	645,336	26,677	24.20	35.47
Allspring Opportunity VT	34,631	894,714	930,180	—	930,180	37,092	20.48	27.36
Allspring Small Company Value	141,908	4,108,795	5,066,099	—	5,066,099	373,417	13.42	13.57
Allspring VT Discovery All Cap Growth Fund	6,983	197,729	191,820	—	191,820	8,287	23.15	23.15
ALPS/Alerian Energy Infrastructure	21,254	211,367	303,505	—	303,505	23,972	11.90	13.46
American Century Diversified Bond	22,861	225,267	206,890	—	206,890	29,466	7.03	7.03
American Century Equity Income	1,013,950	8,658,107	8,466,480	—	8,466,480	381,208	17.31	22.40
American Century Heritage	98,939	2,012,146	1,936,245	—	1,936,245	61,653	30.98	42.70
American Century International Bond (e)	—	—	—	—	—	—	4.91	4.91
American Century International Growth	357,812	4,487,627	4,418,978	—	4,418,978	432,946	10.00	14.67
American Century Select	35,247	2,662,767	4,075,998	—	4,075,998	154,444	26.05	37.57
American Century Strategic Allocation: Aggressive	162,383	1,242,261	1,297,440	—	1,297,440	78,800	15.88	16.47
American Century Strategic Allocation: Conservative	96,816	545,914	521,840	—	521,840	44,781	11.23	11.65
American Century Strategic Allocation: Moderate	604,990	3,888,171	3,841,684	—	3,841,684	271,649	13.65	14.16
American Century Ultra®	11,630	694,106	997,657	—	997,657	22,282	44.87	44.87
American Funds IS® Asset Allocation	1,002,911	23,837,919	25,483,972	—	25,483,972	1,686,974	14.12	15.77
American Funds IS® Capital World Bond	180,029	2,060,663	1,686,872	—	1,686,872	267,688	5.87	6.56
American Funds IS® Global Growth	364,602	11,916,645	13,100,166	—	13,100,166	696,095	17.57	19.62
American Funds IS® Global Small Capitalization	50,008	1,055,138	850,636	—	850,636	72,184	10.87	12.14
American Funds IS® Growth	40,443	3,587,138	4,949,357	—	4,949,357	152,100	30.74	34.32
American Funds IS® Growth-Income	504,664	26,561,150	33,883,172	—	33,883,172	1,511,578	20.95	23.39
American Funds IS® International	426,196	7,793,386	7,441,385	—	7,441,385	792,748	8.72	9.73
American Funds IS® International Growth and Income	61,357	706,032	597,621	—	597,621	64,827	8.44	9.43
American Funds IS® Mortgage	5,159	53,210	45,712	—	45,712	5,929	7.70	7.70
American Funds IS® New World	181,873	4,638,905	4,746,877	—	4,746,877	421,420	10.33	11.53
AMG River Road Mid Cap Value	91,916	2,210,409	1,853,940	—	1,853,940	79,021	22.64	23.48
Ariel®	35,942	2,326,846	2,600,392	—	2,600,392	111,699	23.07	26.37
Baron Asset	5,584	451,853	509,742	—	509,742	21,687	23.51	23.51
BlackRock Advantage Large Cap Core V.I.	37,668	856,434	938,299	—	938,299	32,337	23.93	30.65

(e)	Liquidation. See Note 1.
(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

20

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
BlackRock Advantage Small Cap Growth	11,658	$149,152	$157,039	$—	$157,039	7,923	$19.82	$19.82
BlackRock Basic Value V.I.	21,474	287,555	274,217	—	274,217	14,744	15.01	20.11
BlackRock Capital Appreciation V.I.	112,728	909,493	787,967	—	787,967	22,331	30.43	35.58
BlackRock Equity Dividend	29,286	585,981	552,622	—	552,622	28,014	19.74	19.74
BlackRock Equity Dividend V.I.	1,026,723	11,706,149	10,801,122	—	10,801,122	638,064	16.59	21.64
BlackRock Global Allocation	4,580	87,765	84,859	—	84,859	6,980	12.18	12.18
BlackRock Global Allocation V.I.	179,359	2,537,702	2,311,943	—	2,311,943	203,484	10.97	12.54
BlackRock High Yield V.I.	868,868	6,115,345	5,995,190	33,212	6,028,402	564,102	10.36	11.87
BlackRock International Dividend (e)	—	—	—	—	—	—	11.58	11.58
BlackRock Large Cap Focus Growth V.I.	6,370	107,211	142,360	—	142,360	3,456	32.34	41.19
BNY Mellon Appreciation	188,893	7,287,415	7,400,819	—	7,400,819	334,290	21.77	27.77
BNY Mellon Dynamic Value	120,754	4,618,219	5,325,262	—	5,325,262	179,680	25.97	39.09
BNY Mellon IP MidCap Stock	117,357	2,269,566	2,398,783	—	2,398,783	162,449	14.79	14.79
BNY Mellon IP Small Cap Stock Index	453,169	8,428,317	8,786,938	—	8,786,938	511,481	16.01	22.72
BNY Mellon IP Technology Growth	667,551	16,465,886	21,067,907	—	21,067,907	515,655	30.40	42.06
BNY Mellon Opportunistic Midcap Value	88,729	2,706,567	2,689,388	—	2,689,388	105,860	23.65	39.34
BNY Mellon Stock Index	633	45,939	50,629	—	50,629	1,536	24.57	32.89
BNY Mellon VIF Appreciation	158,014	5,907,086	5,631,619	—	5,631,619	274,190	20.54	25.68
Calamos® Growth	221,008	8,304,882	9,799,483	—	9,799,483	330,630	29.34	36.01
Calamos® Growth and Income	201,547	7,081,851	9,807,295	—	9,807,295	375,768	20.91	28.48
Calamos® High Income Opportunities	45,230	375,336	351,440	—	351,440	31,105	10.59	11.29
ClearBridge Small Cap Growth	—	—	—	—	—	—	19.51	19.51
ClearBridge Variable Growth (c)	359,279	7,389,966	4,965,231	—	4,965,231	254,625	17.30	19.63
ClearBridge Variable Small Cap Growth	159,039	4,615,255	4,403,803	—	4,403,803	189,955	20.56	23.48
Delaware VIP Global Equity (d)	—	—	—	—	—	—	15.85	15.85
Delaware VIP Real Estate Securities (e)	—	—	—	—	—	—	10.69	13.94
Dimensional VA Equity Allocation	125,837	1,700,969	1,995,782	—	1,995,782	132,483	15.06	15.06
Dimensional VA Global Bond Portfolio	235,854	2,362,023	2,297,220	—	2,297,220	296,073	6.92	7.76
Dimensional VA Global Moderate Allocation	28,481	442,221	465,659	—	465,659	36,126	12.89	12.89
Dimensional VA International Small Portfolio	271,003	3,306,311	3,140,928	—	3,140,928	228,592	11.21	13.98
Dimensional VA International Value Portfolio	291,852	3,872,476	3,983,777	—	3,983,777	312,211	10.53	12.87
Dimensional VA Short-Term Fixed Portfolio	675,042	6,906,316	6,797,678	—	6,797,678	891,238	6.74	7.63
Dimensional VA U.S. Large Value Portfolio	229,749	7,051,165	7,478,337	—	7,478,337	333,001	16.14	23.44
Dimensional VA U.S. Targeted Value Portfolio	160,339	3,452,060	3,618,856	—	3,618,856	153,311	16.91	24.61
DWS Capital Growth VIP (e)	—	—	—	—	—	—	36.88	36.88
DWS Core Equity VIP (e)	—	—	—	—	—	—	23.38	30.80
DWS CROCI® U.S. VIP (e)	—	—	—	—	—	—	11.78	15.04
DWS Global Small Cap VIP (e)	—	—	—	—	—	—	10.01	12.23
DWS High Income VIP (e)	—	—	—	—	—	—	9.44	10.74

(c)	Name change. See Note 1.
(d)	Merger. See Note 1.
(e)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

21

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
DWS International Growth VIP (e)	—	$—	$—	$—	$—	—	$12.01	$12.01
DWS Small Mid Cap Value VIP	4,843	65,825	66,887	—	66,887	4,786	11.83	14.40
Eaton Vance VT Floating-Rate Income	540,350	4,646,086	4,652,410	—	4,652,410	499,937	9.18	10.26
Federated Hermes Corporate Bond	715,794	6,398,081	5,890,985	—	5,890,985	569,244	9.72	10.37
Federated Hermes Fund for U.S. Government Securities II	176,600	1,848,789	1,601,764	—	1,601,764	246,515	6.36	7.75
Federated Hermes High Income Bond II	584,658	3,434,303	3,297,469	—	3,297,469	230,994	9.68	14.31
Fidelity® Advisor Dividend Growth	111,352	1,831,591	2,382,924	—	2,382,924	126,710	18.71	24.00
Fidelity® Advisor International Capital Appreciation (f)	8,466	125,002	242,707	—	242,707	14,482	16.70	20.39
Fidelity® Advisor Leveraged Company Stock Class M-1 (d)	—	—	—	—	—	—	24.36	24.36
Fidelity® Advisor Leveraged Company Stock Class M-2 (a)(d)	2,413	94,438	92,092	—	92,092	9,258	9.95	9.95
Fidelity® Advisor New Insights	8,833	272,458	338,491	—	338,491	11,170	30.28	30.28
Fidelity® Advisor Real Estate	69,622	1,335,871	1,135,535	—	1,135,535	84,241	8.83	21.21
Fidelity® Advisor Stock Selector Mid Cap	50,884	1,835,894	2,158,488	—	2,158,488	99,828	21.61	28.93
Fidelity® Advisor Value Strategies	47,434	1,807,261	2,220,399	—	2,220,399	90,197	24.43	32.36
Fidelity® VIP Balanced	200,621	4,265,271	4,752,706	—	4,752,706	234,718	17.56	21.12
Fidelity® VIP Contrafund	362,553	15,142,546	20,121,690	—	20,121,690	574,942	26.33	38.36
Fidelity® VIP Disciplined Small Cap	52,970	944,040	995,303	—	995,303	45,827	15.98	21.79
Fidelity® VIP Emerging Markets	131,430	1,552,663	1,507,503	—	1,507,503	122,281	11.38	12.37
Fidelity® VIP Equity-Income	256,922	6,234,854	6,551,500	—	6,551,500	394,815	16.56	16.56
Fidelity® VIP Growth & Income	279,333	6,889,186	8,220,780	—	8,220,780	382,971	20.84	30.10
Fidelity® VIP Growth Opportunities	624,039	34,152,143	50,141,523	—	50,141,523	1,224,881	39.44	50.71
Fidelity® VIP High Income	331,832	1,572,634	1,483,290	—	1,483,290	154,339	9.27	10.42
Fidelity® VIP Index 500	50,887	18,799,842	28,559,408	—	28,559,408	1,047,925	25.02	30.76
Fidelity® VIP Investment Grade Bond	732,627	8,397,221	7,780,495	—	7,780,495	878,322	7.56	9.34
Fidelity® VIP Mid Cap	26,073	963,063	925,059	—	925,059	46,226	17.28	20.71
Fidelity® VIP Overseas	231,634	5,551,290	5,825,607	—	5,825,607	501,328	11.43	12.92
Fidelity® VIP Real Estate	13,140	241,094	226,922	—	226,922	16,325	10.40	14.02
Fidelity® VIP Strategic Income	201,742	2,173,306	2,132,412	—	2,132,412	212,193	8.81	10.12
Franklin Allocation VIP Fund	361,594	2,224,403	1,970,688	—	1,970,688	160,699	12.28	12.28
Franklin DynaTech VIP	32,367	172,812	180,286	—	180,286	6,851	24.78	29.61
Franklin Growth and Income VIP Fund	103,214	883,169	735,918	—	735,918	38,263	17.70	23.71
Franklin Income VIP Fund	692,575	10,339,071	9,945,376	—	9,945,376	806,912	11.19	13.65
Franklin Large Cap Growth VIP Fund	1,451	24,402	30,114	—	30,114	1,226	24.57	24.57
Franklin Mutual Global Discovery VIP Fund	436,985	8,152,522	7,664,710	—	7,664,710	561,054	12.33	13.69
Franklin Mutual Shares VIP Fund	1,624	26,492	26,624	—	26,624	2,047	12.42	16.24
Franklin Rising Dividends VIP Fund	39,224	1,068,302	1,101,398	—	1,101,398	47,778	19.46	27.10
Franklin Small Cap Value VIP Fund	399,304	5,744,830	5,718,027	—	5,718,027	327,423	15.23	20.04
Franklin Small-Mid Cap Growth VIP Fund	173,472	2,719,477	2,565,645	—	2,565,645	112,602	18.07	42.20

(a)	New subaccount. See Note 1.
(d)	Merger. See Note 1.
(e)	Liquidation. See Note 1.
(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

22

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Franklin Strategic Income VIP Fund	168,289	$1,672,144	$1,506,184	$—	$1,506,184	186,036	$7.67	$9.05
Franklin U.S. Government Securities VIP Fund	61,676	641,323	627,863	—	627,863	88,532	6.60	7.18
Goldman Sachs Emerging Markets Equity	53,572	1,036,210	1,108,411	—	1,108,411	136,311	7.65	8.15
Goldman Sachs Government Income	89,284	1,308,798	1,139,259	—	1,139,259	169,488	6.31	6.72
Goldman Sachs VIT International Equity Insights	18,737	167,443	165,633	—	165,633	15,584	9.77	11.14
Goldman Sachs VIT Large Cap Value	18,986	164,916	163,852	—	163,852	7,758	21.12	21.12
Goldman Sachs VIT Mid Cap Growth Fund	26,360	351,964	290,224	—	290,224	11,074	26.20	26.20
Goldman Sachs VIT Mid Cap Value	31,428	537,816	537,418	—	537,418	30,853	15.74	20.58
Goldman Sachs VIT Small Cap Equity Insights	28,730	360,185	380,670	—	380,670	17,985	16.43	22.07
Goldman Sachs VIT Strategic Growth	19,259	261,060	292,159	—	292,159	6,986	41.79	41.79
Guggenheim Core Bond	257,427	4,738,196	4,136,851	—	4,136,851	491,448	7.48	8.45
Guggenheim Floating Rate Strategies	56,348	1,405,908	1,364,743	—	1,364,743	127,605	10.71	10.71
Guggenheim High Yield	281,223	3,033,374	2,798,169	—	2,798,169	187,576	13.67	16.16
Guggenheim Long Short Equity (e)	—	—	—	—	—	—	12.77	12.77
Guggenheim Macro Opportunities	1,106	27,463	27,232	—	27,232	2,680	10.16	10.16
Guggenheim Managed Futures Strategy	797	17,423	15,881	—	15,881	2,156	7.36	7.36
Guggenheim Multi-Hedge Strategies	811	22,055	20,170	—	20,170	2,629	7.67	7.67
Guggenheim Small Cap Value (e)	—	—	—	—	—	—	15.20	15.20
Guggenheim Total Return Bond	11,817	306,637	276,876	—	276,876	30,260	9.16	9.16
Guggenheim VIF Alpha Opportunity (e)	—	—	—	—	—	—	15.11	17.18
Guggenheim VIF Floating Rate Strategies	279,050	6,836,902	6,956,719	—	6,956,719	703,406	9.24	10.31
Guggenheim VIF Global Managed Futures Strategy	103,197	1,862,771	1,706,879	—	1,706,879	336,785	4.88	7.43
Guggenheim VIF High Yield	562,179	14,860,947	13,953,276	—	13,953,276	509,155	9.90	33.95
Guggenheim VIF Long Short Equity (e)	—	—	—	—	—	—	9.55	14.03
Guggenheim VIF Managed Asset Allocation (e)	—	—	—	—	—	—	12.62	14.68
Guggenheim VIF Multi-Hedge Strategies	68,138	1,738,314	1,617,607	—	1,617,607	277,193	5.25	7.46
Guggenheim VIF Total Return Bond	2,085,839	32,452,154	29,785,778	—	29,785,778	3,210,753	7.75	9.64
Invesco American Franchise	58,588	1,147,057	1,719,562	—	1,719,562	75,612	22.55	34.32
Invesco Comstock	339,914	8,093,483	9,718,142	—	9,718,142	440,795	21.37	30.36
Invesco Developing Markets	6,398	260,855	248,226	—	248,226	31,097	7.98	7.98
Invesco Discovery	2,079	188,852	200,418	—	200,418	7,471	26.88	26.88
Invesco Discovery Mid Cap Growth	40,906	983,798	1,141,282	—	1,141,282	62,163	18.26	33.18
Invesco Energy	2,611	63,951	74,536	—	74,536	11,971	6.23	6.23
Invesco Equity and Income	780,382	7,851,741	8,131,581	—	8,131,581	415,711	17.23	21.78
Invesco Global	5,798	524,436	542,955	—	542,955	25,150	21.62	21.62
Invesco Gold & Special Minerals	6,689	160,554	171,711	—	171,711	17,800	9.65	9.65
Invesco Main Street Mid Cap	56,890	1,341,797	1,636,712	—	1,636,712	103,273	15.61	15.87
Invesco Oppenheimer V.I. International Growth Fund	131,335	293,262	257,416	—	257,416	22,357	9.43	11.80
Invesco Small Cap Growth (f)	60,613	1,941,009	1,792,328	—	1,792,328	80,281	22.29	32.26
Invesco Technology	29,207	1,411,826	1,802,933	—	1,802,933	114,867	15.69	15.69

(e)	Liquidation. See Note 1.
(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

23

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Invesco V.I. American Franchise Series I	23,276	$1,318,358	$1,851,164	$—	$1,851,164	84,273	$21.96	$21.96
Invesco V.I. American Franchise Series II	323	21,260	23,107	—	23,107	796	28.97	28.97
Invesco V.I. American Value	256,555	4,287,547	4,446,093	—	4,446,093	314,243	13.16	23.26
Invesco V.I. Balanced-Risk Allocation	11,563	109,687	95,628	—	95,628	10,015	9.15	10.21
Invesco V.I. Comstock	1,199,142	24,612,244	24,714,322	—	24,714,322	1,175,082	17.48	24.49
Invesco V.I. Core Equity	1,203	36,624	40,156	—	40,156	2,093	17.09	22.21
Invesco V.I. Core Plus Bond	1,886,987	10,778,630	10,604,867	—	10,604,867	1,142,434	9.19	9.34
Invesco V.I. Discovery Mid Cap Growth	73,664	5,002,583	4,930,301	—	4,930,301	247,413	15.95	21.82
Invesco V.I. Equally-Weighted S&P 500	54,303	1,453,360	1,478,681	—	1,478,681	130,644	11.03	11.33
Invesco V.I. Equity and Income	412,684	6,976,685	7,151,809	—	7,151,809	403,169	13.86	17.89
Invesco V.I. EVQ International Equity Fund	462,926	15,598,170	15,225,632	—	15,225,632	1,116,068	9.71	16.23
Invesco V.I. Global	113,368	4,393,828	4,382,815	—	4,382,815	255,901	17.00	21.09
Invesco V.I. Global Core Equity	4,367	40,757	48,513	—	48,513	3,363	14.43	14.43
Invesco V.I. Global Real Estate Series I	369,751	5,818,388	4,950,959	—	4,950,959	292,705	15.06	17.18
Invesco V.I. Global Real Estate Series II	7,669	112,285	100,078	—	100,078	10,318	9.67	9.67
Invesco V.I. Global Strategic Income	40,194	176,464	177,659	—	177,659	24,969	7.12	8.06
Invesco V.I. Government Money Market	40,175,070	40,175,070	40,175,070	—	40,175,070	4,849,423	7.87	8.29
Invesco V.I. Government Securities	921,917	10,340,522	9,348,234	—	9,348,234	1,364,367	6.25	7.44
Invesco V.I. Growth and Income	2,224	45,195	45,059	—	45,059	2,353	16.27	22.07
Invesco V.I. Health Care Series I	195,790	5,380,192	5,284,383	—	5,284,383	215,299	21.81	24.87
Invesco V.I. Health Care Series II	3,874	89,850	95,700	—	95,700	7,203	13.34	19.86
Invesco V.I. Main Street Mid Cap Fund®	879,430	9,085,366	9,401,110	—	9,401,110	422,113	15.82	25.19
Invesco V.I. Main Street Small Cap Fund®	430,261	10,601,922	12,258,144	—	12,258,144	398,325	17.50	39.76
Invesco V.I. Small Cap Equity	3,075	47,076	53,328	—	53,328	2,841	18.77	18.77
Invesco Value Opportunities	123,537	1,659,978	2,649,861	—	2,649,861	145,136	18.29	25.00
Janus Henderson Adaptive Risk Managed U.S. Equity	60,865	644,973	724,295	—	724,295	46,149	15.29	15.70
Janus Henderson Mid Cap Value	2,901	46,175	46,184	—	46,184	2,729	16.91	16.91
Janus Henderson Overseas	82,563	3,156,329	3,730,198	—	3,730,198	475,735	7.40	7.88
Janus Henderson VIT Enterprise	377,885	24,287,644	28,235,568	—	28,235,568	938,943	23.61	31.40
Janus Henderson VIT Mid Cap Value	17,389	272,614	307,429	—	307,429	20,203	14.25	17.48
Janus Henderson VIT Overseas	15,493	568,160	647,149	—	647,149	77,759	8.06	9.96
Janus Henderson VIT Research	317,059	11,732,549	17,894,817	—	17,894,817	572,607	28.98	37.59
Lord Abbett Series Bond-Debenture VC	410,707	4,709,809	4,271,348	—	4,271,348	430,377	9.46	11.54
Lord Abbett Series Developing Growth VC	68,193	2,268,537	1,993,291	—	1,993,291	117,866	16.64	22.91
Lord Abbett Series Dividend Growth VC	4,683	78,582	87,014	—	87,014	3,326	21.20	27.37
Lord Abbett Series Growth Opportunities VC	283	2,498	3,292	—	3,292	156	21.15	21.15
Lord Abbett Series Mid Cap Stock VC	2,759	69,909	72,964	—	72,964	4,088	17.84	17.84
Lord Abbett Series Total Return VC	38,591	619,553	536,034	—	536,034	61,930	7.50	8.79
LVIP American Century Disciplined Core Value (c)	17,940	171,696	153,652	—	153,652	7,647	16.18	22.75
LVIP American Century Inflation Protection (c)	70,291	708,980	644,146	—	644,146	86,571	7.25	7.45
LVIP American Century International (c)	4,804	51,150	51,278	—	51,278	4,382	11.71	11.71

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

24

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
LVIP American Century Mid Cap Value (c)(f)	213,273	$4,229,741	$4,196,991	$—	$4,196,991	209,837	$16.09	$22.12
LVIP American Century Ultra (c)	736,537	15,127,679	21,385,363	—	21,385,363	437,053	43.13	49.18
LVIP American Century Value (c)	1,990,369	21,387,553	24,374,062	—	24,374,062	891,681	15.87	27.54
LVIP JPMorgan Core Bond Fund	467,294	4,918,690	4,427,610	—	4,427,610	574,391	7.15	7.76
LVIP JPMorgan Small Cap Core Fund	23,696	532,208	507,150	—	507,150	25,506	14.71	20.80
LVIP JPMorgan US Equity Fund	8,836	303,086	385,676	—	385,676	13,305	26.46	35.91
Macquarie Asset Strategy (c)	11,766	268,350	250,490	—	250,490	19,402	12.91	12.91
Macquarie VIP Asset Strategy (c)	125,724	1,136,282	1,167,975	—	1,167,975	106,334	10.96	13.09
Macquarie VIP Balanced (c)	20,385	135,397	125,572	—	125,572	6,929	18.14	18.14
Macquarie VIP Core Equity (c)	17,156	224,797	246,193	—	246,193	7,728	31.85	31.85
Macquarie VIP Energy (c)	24,407	126,637	114,225	—	114,225	23,600	4.82	4.88
Macquarie VIP Global Growth (c)	25,113	86,516	91,661	—	91,661	4,763	19.25	19.25
Macquarie VIP Growth (c)	11,424	107,671	122,125	—	122,125	2,837	43.13	43.13
Macquarie VIP High Income (c)	143,666	438,310	420,942	—	420,942	40,869	9.67	12.65
Macquarie VIP International Core Equity (c)	21,058	347,335	347,886	—	347,886	31,025	10.62	11.24
Macquarie VIP Limited-Term Bond Series (c)	3,132	15,486	14,721	—	14,721	1,838	7.98	7.98
Macquarie VIP Mid Cap Growth (c)	21,151	242,255	210,032	—	210,032	9,951	18.65	23.35
Macquarie VIP Natural Resources (c)	44,463	187,239	197,861	—	197,861	31,864	5.57	6.22
Macquarie VIP Science And Technology (c)	8,409	224,665	244,620	—	244,620	7,721	27.10	38.99
Macquarie VIP Small Cap Growth (c)	28,214	221,051	185,366	—	185,366	11,873	14.82	16.13
Macquarie VIP Smid Cap Core (c)	7,357	99,790	96,375	—	96,375	5,488	15.82	19.62
Macquarie VIP Value (c)	1,978	11,399	9,258	—	9,258	460	20.11	20.11
MFS® VIT Emerging Markets Equity	7,840	114,751	104,501	—	104,501	13,078	7.96	8.08
MFS® VIT Global Tactical Allocation	244	3,775	3,366	—	3,366	370	9.11	9.11
MFS® VIT II MA Investors Growth Stock	10,345	226,514	241,345	—	241,345	6,966	34.25	34.90
MFS® VIT II Research International	486,464	7,827,926	8,201,783	—	8,201,783	874,953	7.64	11.10
MFS® VIT International Intrinsic Value	44,583	1,209,935	1,300,472	—	1,300,472	103,316	12.45	13.90
MFS® VIT Investors Trust	3,955	142,914	153,791	—	153,791	6,701	20.80	28.03
MFS® VIT New Discovery	18,566	273,906	199,584	—	199,584	11,059	15.00	18.78
MFS® VIT Research	1,424	42,958	49,556	—	49,556	1,676	29.57	29.57
MFS® VIT Total Return	621,972	13,849,091	14,081,439	—	14,081,439	944,579	12.52	15.94
MFS® VIT Total Return Bond	27,645	353,575	311,563	—	311,563	36,867	7.57	8.67
MFS® VIT Utilities	367,207	11,487,836	12,272,048	—	12,272,048	586,869	12.91	21.96
Morgan Stanley VIF Emerging Markets Debt	70,801	411,054	384,450	—	384,450	46,424	8.26	8.31
Morgan Stanley VIF Emerging Markets Equity	252,608	3,671,764	3,453,154	—	3,453,154	475,012	6.06	8.56
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	132,408	1,754,441	2,036,430	—	2,036,430	137,168	14.83	18.07
Morningstar Balanced ETF Asset Allocation Portfolio	941,339	10,250,125	10,495,931	—	10,495,931	834,668	11.38	13.47
Morningstar Conservative ETF Asset Allocation Portfolio	241,446	2,580,787	2,462,748	—	2,462,748	282,443	8.07	9.01
Morningstar Growth ETF Asset Allocation Portfolio	493,310	5,606,107	6,092,380	—	6,092,380	448,722	13.27	16.16
Morningstar Income and Growth ETF Asset Allocation Portfolio	134,598	1,371,781	1,391,740	—	1,391,740	130,216	9.67	11.13

(c)	Name change. See Note 1.
(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

25

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
NAA All Cap Value Series (c)	455,495	$13,830,392	$15,404,846	$—	$15,404,846	625,509	$16.14	$34.06
NAA Large Cap Value (c)	32,361	1,424,323	1,426,475	—	1,426,475	78,568	18.12	24.61
NAA Large Cap Value Series (c)	484,650	18,383,491	20,112,964	—	20,112,964	940,311	16.87	33.69
NAA Large Core (c)	75,506	1,577,325	1,557,697	—	1,557,697	79,512	18.82	25.80
NAA Large Core Series (c)	330,771	13,132,758	16,459,174	—	16,459,174	933,867	17.47	33.31
NAA Large Growth Series (c)	501,538	9,379,050	12,267,611	—	12,267,611	537,565	22.83	34.38
NAA Mid Growth (c)	48,265	1,797,316	1,794,487	—	1,794,487	88,316	20.04	30.46
NAA Mid Growth Series (c)	180,544	8,582,247	9,438,833	—	9,438,833	433,335	20.41	42.65
NAA Opportunity (c)	4,536	66,042	95,629	—	95,629	6,212	12.53	17.59
NAA Small Cap Value Series (c)	316,473	12,475,659	14,019,758	—	14,019,758	349,038	12.53	42.62
NAA Small Growth Series (c)	100,874	2,836,390	2,951,586	—	2,951,586	228,954	12.42	22.70
NAA SMid Cap Value (c)	290,576	10,029,479	10,696,085	—	10,696,085	319,199	22.47	40.94
NAA Smid-Cap Value Series (c)	366,942	23,438,088	27,729,808	—	27,729,808	639,237	14.96	46.53
NAA World Equity Income (c)	310,788	4,559,662	4,969,502	—	4,969,502	347,256	13.66	19.86
NAA World Equity Income Series (c)	797,378	9,502,223	11,825,117	—	11,825,117	820,463	12.96	16.58
Neuberger Berman AMT Sustainable Equity I	85,569	2,421,865	3,416,780	—	3,416,780	204,821	16.34	27.72
Neuberger Berman AMT Sustainable Equity S	182,277	4,855,330	7,307,496	—	7,307,496	179,770	36.34	40.69
Neuberger Berman Core Bond	304,586	3,004,965	2,646,856	—	2,646,856	322,230	7.50	8.40
Neuberger Berman Large Cap Value	14,734	545,620	663,638	—	663,638	40,006	16.00	16.60
Neuberger Berman Sustainable Equity	33,449	1,305,793	1,630,305	—	1,630,305	62,238	24.62	26.30
North Square Spectrum Alpha	378	4,190	3,117	—	3,117	172	18.08	18.08
Northern Global Tactical Asset Allocation	7,326	86,101	94,364	—	94,364	7,256	13.00	13.00
Northern Large Cap Core	5,684	115,577	161,154	—	161,154	5,417	29.75	29.75
Northern Large Cap Value	13,894	261,098	283,167	—	283,167	13,187	21.50	21.50
PGIM Focused Growth	122,724	2,771,845	3,276,719	—	3,276,719	323,893	10.05	10.11
PGIM Jennison Mid-Cap Growth	16,011	283,678	240,169	—	240,169	11,222	21.41	21.41
PGIM Jennison Natural Resources	320	14,635	16,273	—	16,273	2,250	7.24	7.24
PGIM Jennison Small Company	21,230	469,212	443,714	—	443,714	19,892	22.34	22.34
PGIM Quant Solutions Small-Cap Value (f)	12,976	259,194	219,685	—	219,685	15,849	13.03	13.89
PIMCO All Asset	14,505	169,591	155,351	—	155,351	15,128	10.31	10.31
PIMCO CommodityRealReturn Strategy	5,672	99,547	70,217	—	70,217	14,425	4.89	4.89
PIMCO Emerging Markets Bond	6,497	60,031	54,902	—	54,902	6,350	8.65	8.65
PIMCO High Yield	145,961	1,259,472	1,170,603	—	1,170,603	76,502	12.07	15.93
PIMCO International Bond (U.S. Dollar-Hedged)	412,658	4,310,144	4,097,697	—	4,097,697	403,432	9.55	10.19
PIMCO Low Duration	5,595	52,259	51,756	—	51,756	7,431	6.96	6.96
PIMCO Real Return	73,002	815,392	727,831	—	727,831	89,023	8.18	8.18
PIMCO StocksPLUS® Small Fund	56,889	479,646	426,099	—	426,099	21,529	19.77	19.77
PIMCO Total Return	161,167	1,623,585	1,366,694	—	1,366,694	163,257	8.37	8.37
PIMCO VIT All Asset Administrative	430,700	4,487,270	3,785,849	—	3,785,849	274,910	12.12	13.82
PIMCO VIT All Asset Advisor	99,797	966,420	892,189	—	892,189	82,571	9.41	10.81

(c)	Name change. See Note 1.
(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

26

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
PIMCO VIT CommodityRealReturn Strategy Administrative	631,945	$4,605,803	$3,444,101	$—	$3,444,101	687,530	$4.36	$5.05
PIMCO VIT CommodityRealReturn Strategy Advisor	40,307	271,255	224,109	—	224,109	48,407	4.59	5.56
PIMCO VIT Emerging Markets Bond	167,196	1,977,447	1,778,965	—	1,778,965	171,716	8.50	10.70
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	808	8,595	7,462	—	7,462	810	9.21	9.21
PIMCO VIT Global Managed Asset Allocation	8,725	99,138	87,773	—	87,773	7,324	11.21	12.52
PIMCO VIT High Yield	42,155	313,916	305,201	—	305,201	16,791	18.19	18.19
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	678,244	7,075,969	6,782,438	—	6,782,438	622,411	9.95	10.89
PIMCO VIT International Bond Portfolio (Unhedged)	25,867	199,809	182,881	—	182,881	30,019	6.09	6.09
PIMCO VIT Low Duration Administrative (f)	2,328,061	23,063,885	22,442,503	—	22,442,503	3,086,173	6.54	8.46
PIMCO VIT Low Duration Advisor	52,473	524,301	505,836	—	505,836	67,074	6.91	7.64
PIMCO VIT Real Return Administrative (f)	1,280,901	16,198,704	14,743,167	—	14,743,167	1,577,290	8.50	10.13
PIMCO VIT Real Return Advisor	64,833	813,623	746,228	—	746,228	88,431	7.47	8.68
PIMCO VIT Short-Term	400,423	4,110,250	4,132,367	—	4,132,367	505,530	7.65	8.46
PIMCO VIT Total Return Administrative	948,336	9,818,225	8,572,957	—	8,572,957	1,022,530	8.35	8.35
PIMCO VIT Total Return Advisor	1,478,865	14,574,841	13,368,939	—	13,368,939	1,668,536	7.29	8.44
Pioneer Bond VCT	7,711	78,043	72,406	—	72,406	8,596	8.43	8.43
Pioneer Equity Income VCT	1,204	21,282	16,034	—	16,034	1,008	15.89	15.89
Pioneer High Yield VCT	7,573	65,918	63,613	—	63,613	6,400	9.24	10.96
Pioneer Strategic Income	6,643	68,377	62,376	—	62,376	7,000	8.92	8.92
Pioneer Strategic Income VCT	88,547	796,435	781,868	—	781,868	90,030	8.05	8.87
Putnam VT Core Equity Fund	21,776	445,760	488,005	—	488,005	14,356	26.65	36.00
Putnam VT Diversified Income	23,256	120,933	107,445	—	107,445	12,296	8.74	8.74
Putnam VT Global Asset Allocation	42,524	834,265	864,946	—	864,946	50,035	14.06	17.37
Putnam VT High Yield	10,008	55,390	56,446	—	56,446	5,097	11.07	11.07
Putnam VT Income	5,588	56,069	44,818	—	44,818	5,606	8.01	8.01
Putnam VT Large Cap Growth Fund	41,518	555,140	714,103	—	714,103	15,654	35.90	47.45
Putnam VT Large Cap Value	51,953	1,355,183	1,684,314	—	1,684,314	61,592	20.87	28.42
Putnam VT Small Cap Growth	14,925	242,776	320,297	—	320,297	13,112	18.11	24.44
Putnam VT Small Cap Value	27,634	305,603	316,960	—	316,960	20,837	15.19	15.19
Redwood Managed Volatility (e)	—	—	—	—	—	—	9.51	9.51
Royce Micro-Cap	414,008	4,125,035	4,036,573	—	4,036,573	274,707	11.96	14.77
Royce Small-Cap Opportunity	186,645	2,381,922	2,626,098	—	2,626,098	123,468	20.49	21.25
Royce Small-Cap Value	101,898	998,756	1,020,003	—	1,020,003	74,850	13.15	13.64
Rydex VIF Banking	4,946	502,930	575,259	—	575,259	86,406	6.00	12.43
Rydex VIF Basic Materials	10,776	1,002,453	1,057,745	—	1,057,745	72,193	12.25	15.21
Rydex VIF Biotechnology	20,871	1,802,150	1,561,764	—	1,561,764	95,787	12.50	27.04
Rydex VIF Commodities Strategy	8,002	673,458	711,809	—	711,809	396,592	1.74	2.80
Rydex VIF Consumer Products	12,923	899,627	908,216	—	908,216	50,669	11.43	19.38
Rydex VIF Dow 2x Strategy (f)	4,394	704,939	1,008,668	—	1,008,668	24,888	34.66	40.91
Rydex VIF Electronics	9,962	1,579,639	2,334,630	—	2,334,630	84,453	17.14	49.64

(e) Liquidation. See Note 1.

(f) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

27

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Rydex VIF Energy	8,547	$1,945,175	$2,051,302	$—	$2,051,302	310,844	$5.47	$7.80
Rydex VIF Energy Services	991	293,650	300,110	—	300,110	163,497	1.69	2.06
Rydex VIF Europe 1.25x Strategy (f)	2,226	258,666	264,030	—	264,030	43,470	5.29	6.09
Rydex VIF Financial Services	6,707	661,878	773,663	—	773,663	72,179	10.31	16.04
Rydex VIF Government Long Bond 1.2x Strategy (f)	22,104	649,262	401,403	—	401,403	73,223	5.08	6.99
Rydex VIF Health Care	27,272	2,134,888	2,156,086	—	2,156,086	115,770	15.86	22.79
Rydex VIF High Yield Strategy	2,208	173,591	176,616	—	176,616	18,351	9.63	10.58
Rydex VIF Internet	5,961	634,543	624,918	—	624,918	40,448	14.81	29.07
Rydex VIF Inverse Dow 2x Strategy (f)	4,555	372,130	138,851	—	138,851	1,645,990	0.03	0.25
Rydex VIF Inverse Government Long Bond Strategy (f)	2,374	221,663	273,634	—	273,634	169,534	1.56	2.35
Rydex VIF Inverse Mid-Cap Strategy (f)	504	18,024	15,085	—	15,085	46,878	0.32	1.56
Rydex VIF Inverse NASDAQ-100® Strategy (f)	8,334	121,134	107,341	—	107,341	840,054	0.12	0.22
Rydex VIF Inverse Russell 2000® Strategy (f)	2,313	76,242	63,154	—	63,154	179,173	0.31	0.56
Rydex VIF Inverse S&P 500 Strategy (f)	3,848	102,817	87,957	—	87,957	252,514	0.30	1.25
Rydex VIF Japan 2x Strategy (f)	2,399	198,147	182,572	—	182,572	20,105	9.05	9.64
Rydex VIF Leisure	2,580	304,081	324,743	—	324,743	23,423	13.71	16.57
Rydex VIF Mid-Cap 1.5x Strategy (f)	1,953	401,345	462,315	—	462,315	13,873	20.03	34.36
Rydex VIF Money Market	36,276,127	36,276,127	36,276,127	—	36,276,127	6,811,078	4.51	6.64
Rydex VIF NASDAQ-100®	108,348	7,585,071	9,324,445	—	9,324,445	216,627	37.92	55.32
Rydex VIF NASDAQ-100® 2x Strategy (f)	96,786	14,482,345	17,981,780	—	17,981,780	171,416	97.52	202.97
Rydex VIF Nova (f)	12,107	1,879,546	2,577,589	—	2,577,589	83,272	29.37	36.03
Rydex VIF Precious Metals	71,359	2,957,991	2,872,216	—	2,872,216	349,746	5.35	9.68
Rydex VIF Real Estate	31,801	1,293,168	1,198,582	—	1,198,582	89,319	8.37	13.95
Rydex VIF Retailing	2,805	304,780	366,566	—	366,566	18,874	15.39	21.60
Rydex VIF Russell 2000® 1.5x Strategy (f)	6,103	501,442	467,400	—	467,400	24,435	19.07	19.07
Rydex VIF Russell 2000® 2x Strategy (f)	61,257	10,599,439	9,877,753	—	9,877,753	928,972	10.62	11.93
Rydex VIF S&P 500 2x Strategy (f)	8,298	2,794,347	4,013,265	—	4,013,265	97,811	39.36	49.39
Rydex VIF S&P 500 Pure Growth	58,797	2,930,238	3,282,071	—	3,282,071	150,955	18.76	26.77
Rydex VIF S&P 500 Pure Value	76,101	4,020,463	4,602,572	—	4,602,572	273,228	13.90	17.09
Rydex VIF S&P MidCap 400 Pure Growth	38,464	1,466,683	1,469,339	—	1,469,339	73,653	12.47	21.17
Rydex VIF S&P MidCap 400 Pure Value	30,748	1,444,748	1,554,286	—	1,554,286	80,333	16.24	21.49
Rydex VIF S&P SmallCap 600 Pure Growth	23,788	1,336,334	1,257,188	—	1,257,188	77,424	12.10	16.77
Rydex VIF S&P SmallCap 600 Pure Value	17,792	1,397,604	1,508,579	—	1,508,579	112,421	11.73	14.60
Rydex VIF Strengthening Dollar 2x Strategy (f)	13,788	589,629	737,519	—	737,519	91,068	4.95	10.69
Rydex VIF Technology	15,738	2,202,252	3,347,768	—	3,347,768	152,937	20.18	36.51
Rydex VIF Telecommunications	6,969	409,365	443,063	—	443,063	88,262	4.66	9.09
Rydex VIF Transportation	4,233	371,891	381,001	—	381,001	22,748	14.40	17.30
Rydex VIF Utilities	63,196	2,143,646	2,366,062	—	2,366,062	221,132	9.97	15.80
Rydex VIF Weakening Dollar 2x Strategy (f)	1,484	83,523	53,613	—	53,613	25,386	2.08	2.25
T. Rowe Price Blue Chip Growth	63,557	2,698,067	3,581,413	—	3,581,413	92,673	30.16	41.87
T. Rowe Price Capital Appreciation	192,221	5,811,218	6,543,214	—	6,543,214	269,356	22.80	24.31

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

28

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
T. Rowe Price Equity Income	51,129	$1,451,279	$1,442,854	$—	$1,442,854	73,997	$15.16	$20.43
T. Rowe Price Growth Stock	70,293	4,557,260	6,687,707	—	6,687,707	212,749	30.27	31.40
T. Rowe Price Health Sciences	203,706	10,010,565	9,700,459	—	9,700,459	504,043	18.71	34.80
T. Rowe Price Limited-Term Bond	29,751	138,976	138,936	—	138,936	19,298	7.08	7.58
T. Rowe Price Retirement 2010	120	1,973	1,785	—	1,785	151	11.86	11.86
T. Rowe Price Retirement 2015	18,238	236,230	225,058	—	225,058	17,586	12.80	12.80
T. Rowe Price Retirement 2020	7,646	153,179	138,325	—	138,325	10,014	13.82	13.82
T. Rowe Price Retirement 2025	2,266	36,682	36,511	—	36,511	2,437	14.95	14.95
T. Rowe Price Retirement 2030	11,141	276,263	277,517	—	277,517	17,156	16.17	16.17
T. Rowe Price Retirement 2035	4,320	84,649	88,636	—	88,636	5,120	17.31	17.31
T. Rowe Price Retirement 2040	6,482	170,081	193,149	—	193,149	10,563	18.28	18.28
T. Rowe Price Retirement 2045	499	9,700	10,796	—	10,796	573	18.84	18.84
T. Rowe Price Retirement 2050	55	920	1,011	—	1,011	53	18.94	18.94
T. Rowe Price Retirement 2055	2,853	42,935	55,511	—	55,511	2,936	18.90	18.90
T. Rowe Price Retirement Balanced	5,880	87,333	77,845	—	77,845	7,058	11.01	11.01
Templeton Developing Markets VIP Fund	577,999	5,815,032	4,884,093	—	4,884,093	387,604	8.54	17.40
Templeton Foreign VIP Fund	229,630	2,928,345	3,159,714	—	3,159,714	360,770	8.27	13.91
Templeton Global Bond VIP Fund	66,409	933,567	755,737	—	755,737	134,202	5.12	5.86
Templeton Growth VIP Fund	—	—	—	—	—	—	10.02	10.02
Third Avenue Value	9,836	227,132	201,251	—	201,251	16,492	11.34	12.72
TOPS® Aggressive Growth ETF	2,815	55,270	62,687	—	62,687	4,466	14.04	14.04
TOPS® Balanced ETF	64,363	901,746	959,655	—	959,655	86,551	11.09	11.09
TOPS® Conservative ETF	79,654	1,030,548	1,041,877	—	1,041,877	100,524	10.37	10.37
TOPS® Growth ETF	19,865	377,264	432,273	—	432,273	32,635	13.25	13.25
TOPS® Moderate Growth ETF	88,265	1,310,153	1,430,780	—	1,430,780	117,157	12.21	12.21
VanEck VIP Global Gold	113,276	1,099,893	1,056,863	—	1,056,863	111,077	9.49	9.68
VanEck VIP Global Resources	23,595	669,348	567,449	—	567,449	120,298	4.65	5.73
Vanguard® VIF Balanced	256,408	5,992,443	6,351,223	—	6,351,223	402,086	14.15	15.94
Vanguard® VIF Capital Growth	45,128	1,964,185	2,298,837	—	2,298,837	104,281	19.92	22.43
Vanguard® VIF Conservative Allocation	325,604	8,354,853	8,117,315	—	8,117,315	728,572	10.27	11.57
Vanguard® VIF Diversified Value	148,495	2,293,347	2,472,436	—	2,472,436	135,806	16.36	18.42
Vanguard® VIF Equity Income	144,228	3,392,129	3,614,359	—	3,614,359	200,635	16.16	18.19
Vanguard® VIF Equity Index	171,596	9,678,462	12,378,952	—	12,378,952	522,896	21.09	23.75
Vanguard® VIF Global Bond Index	158,700	2,969,013	2,921,671	—	2,921,671	338,710	8.63	8.63
Vanguard® VIF Growth	109,930	3,034,230	3,698,032	—	3,698,032	141,502	23.34	26.28
Vanguard® VIF High Yield Bond	240,205	1,759,283	1,777,516	—	1,777,516	157,483	10.03	11.29
Vanguard® VIF International	190,283	5,726,308	4,871,253	—	4,871,253	304,770	14.20	15.99
Vanguard® VIF Mid-Cap Index	223,789	5,177,819	6,006,499	—	6,006,499	349,202	15.76	17.74
Vanguard® VIF Moderate Allocation	491,924	13,949,458	15,126,676	—	15,126,676	1,135,481	11.96	13.47
Vanguard® VIF Real Estate Index	210,631	2,672,904	2,472,814	—	2,472,814	210,339	10.48	11.80
Vanguard® VIF Short Term Investment Grade	1,012,577	10,423,547	10,551,051	—	10,551,051	1,182,582	7.94	8.94

The accompanying notes are an integral part of these financial statements.

29

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Vanguard® VIF Small Company Growth (f)	9,651	$191,400	$188,295	$—	$188,295	11,267	$16.72	$16.72
Vanguard® VIF Total Bond Market Index	2,009,495	22,158,087	21,019,321	—	21,019,321	2,581,076	7.27	8.18
Vanguard® VIF Total International Stock Market Index	585,998	12,413,650	12,528,646	—	12,528,646	1,139,808	10.13	11.00
Vanguard® VIF Total Stock Market Index	684,232	33,403,722	38,426,478	—	38,426,478	1,699,711	20.18	22.73
Victory RS Partners (f)	18,475	509,671	517,677	—	517,677	14,270	36.23	36.23
Victory RS Science and Technology	31,749	749,678	853,726	—	853,726	22,884	35.89	37.23
Victory RS Value	71,901	1,850,209	1,791,774	—	1,791,774	105,120	16.44	17.05
Virtus Ceredex Mid Cap Value Equity	12,353	150,099	144,535	—	144,535	7,526	19.12	19.12
Virtus Duff & Phelps Real Estate Securities Series	22,152	433,349	464,525	—	464,525	32,961	13.29	14.48
Virtus KAR Small-Cap Growth Series	54,887	1,548,921	1,395,780	—	1,395,780	48,974	27.50	30.70
Virtus Newfleet Multi-Sector Intermediate Bond Series	37,664	333,991	320,901	—	320,901	34,334	8.76	9.43
Virtus SGA International Growth Series	26,218	337,612	331,651	—	331,651	41,112	7.47	8.15
Virtus Tactical Allocation Series (c)	22,132	291,329	286,615	—	286,615	19,149	13.21	15.18
Voya MidCap Opportunities Portfolio	58,835	317,596	218,278	—	218,278	8,936	18.91	25.44
VY CBRE Global Real Estate Portfolio	25,647	285,563	258,262	—	258,262	24,843	8.87	10.39
VY CBRE Real Estate Portfolio	—	—	—	—	—	—	11.83	11.83
Western Asset Variable Global High Yield Bond	163,846	1,162,386	1,030,589	—	1,030,589	97,986	8.68	10.66

(c)	Name change. See Note 1.
(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

30

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets

Years Ended December 31, 2024 and 2023, Except as Noted

	AB VPS Discovery Value Portfolio	AB VPS Dynamic Asset Allocation	AB VPS Relative Value Portfolio
Net assets as of December 31, 2022	$4,814,167	$730,165	$199,475

Investment income (loss):
Dividend distributions	32,460	3,209	2,544
Investment Expenses:
Mortality and expense risk and administrative charges	(37,321)	(4,415)	(412)

Net investment income (loss)	(4,861)	(1,206)	2,132

Increase (decrease) in net assets from operations:
Capital gain distributions	341,281	—	16,067
Realized capital gain (loss) on investments	131,125	(88,544)	(13,950)
Change in unrealized appreciation (depreciation)	191,747	164,707	10,988

Net gain (loss) on investments	664,153	76,163	13,105

Net increase (decrease) in net assets from operations	659,292	74,957	15,237

Contract owner transactions:
Variable annuity deposits	78,721	1,225	—
Terminations, withdrawals and annuity payments	(1,007,331)	(197,413)	(119,531)
Transfers between subaccounts, net	(197,905)	(46,997)	—
Maintenance charges and mortality adjustments	(7,649)	(5,009)	(188)

Increase (decrease) in net assets from contract transactions	(1,134,164)	(248,194)	(119,719)

Total increase (decrease) in net assets	(474,872)	(173,237)	(104,482)

Net assets as of December 31, 2023	$4,339,295	$556,928	$94,993

Investment income (loss):
Dividend distributions	27,848	6,240	1,206
Investment Expenses:
Mortality and expense risk and administrative charges	(39,184)	(4,067)	(244)

Net investment income (loss)	(11,336)	2,173	962

Increase (decrease) in net assets from operations:
Capital gain distributions	219,444	—	3,395
Realized capital gain (loss) on investments	22,042	(10,367)	281
Change in unrealized appreciation (depreciation)	131,548	61,083	6,835

Net gain (loss) on investments	373,034	50,716	10,511

Net increase (decrease) in net assets from operations	361,698	52,889	11,473

Contract owner transactions:
Variable annuity deposits	76,671	1,250	—
Terminations, withdrawals and annuity payments	(232,174)	(52,311)	(13,253)
Transfers between subaccounts, net	(125,438)	4,102	—
Maintenance charges and mortality adjustments	(6,503)	(2,951)	(195)

Increase (decrease) in net assets from contract transactions	(287,444)	(49,910)	(13,448)

Total increase (decrease) in net assets	74,254	2,979	(1,975)

Net assets as of December 31, 2024	$4,413,549	$559,907	$93,018

The accompanying notes are an integral part of these financial statements. 31

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	AB VPS Sustainable Global Thematic Growth	AFIS Capital World Growth and Income	AFIS U.S. Government Securities
Net assets as of December 31, 2022	$120,833	$96,603	$207,854

Investment income (loss):
Dividend distributions	38	1,646	6,994
Investment Expenses:
Mortality and expense risk and administrative charges	(321)	(985)	(1,583)

Net investment income (loss)	(283)	661	5,411

Increase (decrease) in net assets from operations:
Capital gain distributions	8,200	—	—
Realized capital gain (loss) on investments	(109)	(2,521)	(34,130)
Change in unrealized appreciation (depreciation)	10,844	19,597	23,705

Net gain (loss) on investments	18,935	17,076	(10,425)

Net increase (decrease) in net assets from operations	18,652	17,737	(5,014)

Contract owner transactions:
Variable annuity deposits	—	—	45,929
Terminations, withdrawals and annuity payments	(4,195)	(13,815)	(49,783)
Transfers between subaccounts, net	772	(179)	(35,988)
Maintenance charges and mortality adjustments	(109)	(232)	(532)

Increase (decrease) in net assets from contract transactions	(3,532)	(14,226)	(40,374)

Total increase (decrease) in net assets	15,120	3,511	(45,388)

Net assets as of December 31, 2023	$135,953	$100,114	$162,466

Investment income (loss):
Dividend distributions	—	1,689	16,214
Investment Expenses:
Mortality and expense risk and administrative charges	(365)	(1,126)	(1,106)

Net investment income (loss)	(365)	563	15,108

Increase (decrease) in net assets from operations:
Capital gain distributions	438	—	—
Realized capital gain (loss) on investments	264	209	(1,118)
Change in unrealized appreciation (depreciation)	7,254	11,409	(12,524)

Net gain (loss) on investments	7,956	11,618	(13,642)

Net increase (decrease) in net assets from operations	7,591	12,181	1,466

Contract owner transactions:
Variable annuity deposits	—	15,000	—
Terminations, withdrawals and annuity payments	(4,465)	(5,427)	(2,478)
Transfers between subaccounts, net	3,625	(4,976)	276,117
Maintenance charges and mortality adjustments	(125)	(252)	(308)

Increase (decrease) in net assets from contract transactions	(965)	4,345	273,331

Total increase (decrease) in net assets	6,626	16,526	274,797

Net assets as of December 31, 2024	$142,579	$116,640	$437,263

The accompanying notes are an integral part of these financial statements. 32

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	AFIS Washington Mutual Investors	Alger Capital Appreciation (f)	Alger Large Cap Growth
Net assets as of December 31, 2022	$560,909	$174,979	$157,761

Investment income (loss):
Dividend distributions	10,767	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,194)	(2,278)	(847)

Net investment income (loss)	5,573	(2,278)	(847)

Increase (decrease) in net assets from operations:
Capital gain distributions	5,817	—	—
Realized capital gain (loss) on investments	(1,842)	(23,390)	(23,385)
Change in unrealized appreciation (depreciation)	87,550	86,208	64,274

Net gain (loss) on investments	91,525	62,818	40,889

Net increase (decrease) in net assets from operations	97,098	60,540	40,042

Contract owner transactions:
Variable annuity deposits	53,575	—	54,639
Terminations, withdrawals and annuity payments	(15,483)	(28,977)	(1,217)
Transfers between subaccounts, net	66,721	(13,448)	(79,210)
Maintenance charges and mortality adjustments	(939)	(480)	(130)

Increase (decrease) in net assets from contract transactions	103,874	(42,905)	(25,918)

Total increase (decrease) in net assets	200,972	17,635	14,124

Net assets as of December 31, 2023	$761,881	$192,614	$171,885

Investment income (loss):
Dividend distributions	12,190	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(7,136)	(2,498)	(1,217)

Net investment income (loss)	5,054	(2,498)	(1,217)

Increase (decrease) in net assets from operations:
Capital gain distributions	7,389	—	—
Realized capital gain (loss) on investments	24,046	2,262	3,343
Change in unrealized appreciation (depreciation)	102,402	83,457	59,883

Net gain (loss) on investments	133,837	85,719	63,226

Net increase (decrease) in net assets from operations	138,891	83,221	62,009

Contract owner transactions:
Variable annuity deposits	13,962	—	—
Terminations, withdrawals and annuity payments	(7,918)	(22,164)	(12,747)
Transfers between subaccounts, net	(40,926)	(112)	172,261
Maintenance charges and mortality adjustments	(950)	(497)	(137)

Increase (decrease) in net assets from contract transactions	(35,832)	(22,773)	159,377

Total increase (decrease) in net assets	103,059	60,448	221,386

Net assets as of December 31, 2024	$864,940	$253,062	$393,271

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 33

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Allspring Growth (f)	Allspring International Equity VT (e)	Allspring Large Cap Core
Net assets as of December 31, 2022	$574,621	$39,935	$747,452

Investment income (loss):
Dividend distributions	—	627	5,009
Investment Expenses:
Mortality and expense risk and administrative charges	(5,930)	(107)	(7,220)

Net investment income (loss)	(5,930)	520	(2,211)

Increase (decrease) in net assets from operations:
Capital gain distributions	72,166	—	61,718
Realized capital gain (loss) on investments	(22,647)	(77)	(6,198)
Change in unrealized appreciation (depreciation)	138,228	5,656	114,944

Net gain (loss) on investments	187,747	5,579	170,464

Net increase (decrease) in net assets from operations	181,817	6,099	168,253

Contract owner transactions:
Variable annuity deposits	9,861	—	13,194
Terminations, withdrawals and annuity payments	(48,577)	—	(71,337)
Transfers between subaccounts, net	(3,790)	—	(1,235)
Maintenance charges and mortality adjustments	(1,890)	—	(1,552)

Increase (decrease) in net assets from contract transactions	(44,396)	—	(60,930)

Total increase (decrease) in net assets	137,421	6,099	107,323

Net assets as of December 31, 2023	$712,042	$46,034	$854,775

Investment income (loss):
Dividend distributions	—	902	1,074
Investment Expenses:
Mortality and expense risk and administrative charges	(7,511)	(39)	(7,829)

Net investment income (loss)	(7,511)	863	(6,755)

Increase (decrease) in net assets from operations:
Capital gain distributions	235,528	—	92,386
Realized capital gain (loss) on investments	(7,080)	(28,758)	30,718
Change in unrealized appreciation (depreciation)	(23,489)	28,304	74,592

Net gain (loss) on investments	204,959	(454)	197,696

Net increase (decrease) in net assets from operations	197,448	409	190,941

Contract owner transactions:
Variable annuity deposits	9,001	—	11,935
Terminations, withdrawals and annuity payments	(157,348)	—	(241,471)
Transfers between subaccounts, net	59,879	(46,443)	107,120
Maintenance charges and mortality adjustments	(2,226)	—	(2,435)

Increase (decrease) in net assets from contract transactions	(90,694)	(46,443)	(124,851)

Total increase (decrease) in net assets	106,754	(46,034)	66,090

Net assets as of December 31, 2024	$818,796	$—	$920,865

(e)	Liquidation. See Note 1.
(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 34

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Allspring Opportunity	Allspring Opportunity VT	Allspring Small Company Value
Net assets as of December 31, 2022	$585,249	$849,247	$4,166,378

Investment income (loss):
Dividend distributions	—	—	40,721
Investment Expenses:
Mortality and expense risk and administrative charges	(5,432)	(12,422)	(41,603)

Net investment income (loss)	(5,432)	(12,422)	(882)

Increase (decrease) in net assets from operations:
Capital gain distributions	23,604	78,272	—
Realized capital gain (loss) on investments	3,689	(9,365)	67,038
Change in unrealized appreciation (depreciation)	113,833	144,893	584,346

Net gain (loss) on investments	141,126	213,800	651,384

Net increase (decrease) in net assets from operations	135,694	201,378	650,502

Contract owner transactions:
Variable annuity deposits	17,905	—	55,944
Terminations, withdrawals and annuity payments	(118,137)	(56,086)	(334,309)
Transfers between subaccounts, net	(2,801)	(15,330)	745,898
Maintenance charges and mortality adjustments	(1,449)	(4,640)	(8,950)

Increase (decrease) in net assets from contract transactions	(104,482)	(76,056)	458,583

Total increase (decrease) in net assets	31,212	125,322	1,109,085

Net assets as of December 31, 2023	$616,461	$974,569	$5,275,463

Investment income (loss):
Dividend distributions	—	440	61,511
Investment Expenses:
Mortality and expense risk and administrative charges	(6,129)	(12,769)	(48,461)

Net investment income (loss)	(6,129)	(12,329)	13,050

Increase (decrease) in net assets from operations:
Capital gain distributions	58,032	92,116	329,066
Realized capital gain (loss) on investments	24,353	3,790	217,510
Change in unrealized appreciation (depreciation)	11,884	34,986	(177,352)

Net gain (loss) on investments	94,269	130,892	369,224

Net increase (decrease) in net assets from operations	88,140	118,563	382,274

Contract owner transactions:
Variable annuity deposits	8,950	—	62,648
Terminations, withdrawals and annuity payments	(90,178)	(148,557)	(731,876)
Transfers between subaccounts, net	22,965	(10,136)	87,030
Maintenance charges and mortality adjustments	(1,002)	(4,259)	(9,440)

Increase (decrease) in net assets from contract transactions	(59,265)	(162,952)	(591,638)

Total increase (decrease) in net assets	28,875	(44,389)	(209,364)

Net assets as of December 31, 2024	$645,336	$930,180	$5,066,099

The accompanying notes are an integral part of these financial statements. 35

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Allspring VT Discovery All Cap Growth Fund	ALPS/Alerian Energy Infrastructure	American Century Diversified Bond
Net assets as of December 31, 2022	$143,454	$236,282	$95,822

Investment income (loss):
Dividend distributions	—	7,224	6,841
Investment Expenses:
Mortality and expense risk and administrative charges	(1,941)	(1,838)	(1,701)

Net investment income (loss)	(1,941)	5,386	5,140

Increase (decrease) in net assets from operations:
Capital gain distributions	15,549	2,588	—
Realized capital gain (loss) on investments	(6,849)	3,652	(3,264)
Change in unrealized appreciation (depreciation)	35,858	17,174	2,072

Net gain (loss) on investments	44,558	23,414	(1,192)

Net increase (decrease) in net assets from operations	42,617	28,800	3,948

Contract owner transactions:
Variable annuity deposits	—	8,139	6,503
Terminations, withdrawals and annuity payments	(6,949)	(29,832)	(5,827)
Transfers between subaccounts, net	(17,980)	6,145	90,036
Maintenance charges and mortality adjustments	(270)	(368)	(879)

Increase (decrease) in net assets from contract transactions	(25,199)	(15,916)	89,833

Total increase (decrease) in net assets	17,418	12,884	93,781

Net assets as of December 31, 2023	$160,872	$249,166	$189,603

Investment income (loss):
Dividend distributions	—	10,675	7,436
Investment Expenses:
Mortality and expense risk and administrative charges	(2,268)	(2,022)	(1,640)

Net investment income (loss)	(2,268)	8,653	5,796

Increase (decrease) in net assets from operations:
Capital gain distributions	8,773	8,583	—
Realized capital gain (loss) on investments	(222)	15,930	(3,740)
Change in unrealized appreciation (depreciation)	25,033	62,196	(2,579)

Net gain (loss) on investments	33,584	86,709	(6,319)

Net increase (decrease) in net assets from operations	31,316	95,362	(523)

Contract owner transactions:
Variable annuity deposits	—	—	4,346
Terminations, withdrawals and annuity payments	(111)	(53,673)	(25,899)
Transfers between subaccounts, net	3	12,967	40,180
Maintenance charges and mortality adjustments	(260)	(317)	(817)

Increase (decrease) in net assets from contract transactions	(368)	(41,023)	17,810

Total increase (decrease) in net assets	30,948	54,339	17,287

Net assets as of December 31, 2024	$191,820	$303,505	$206,890

The accompanying notes are an integral part of these financial statements. 36

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	American Century Equity Income	American Century Heritage	American Century International Bond (e)
Net assets as of December 31, 2022	$9,988,134	$1,658,363	$15,000

Investment income (loss):
Dividend distributions	197,836	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(83,094)	(16,121)	(139)

Net investment income (loss)	114,742	(16,121)	(139)

Increase (decrease) in net assets from operations:
Capital gain distributions	464,532	16,626	—
Realized capital gain (loss) on investments	26,932	(65,569)	(1,341)
Change in unrealized appreciation (depreciation)	(368,131)	372,287	1,951

Net gain (loss) on investments	123,333	323,344	610

Net increase (decrease) in net assets from operations	238,075	307,223	471

Contract owner transactions:
Variable annuity deposits	183,739	52,258	520
Terminations, withdrawals and annuity payments	(993,284)	(266,192)	—
Transfers between subaccounts, net	(407,395)	81,459	68,484
Maintenance charges and mortality adjustments	(20,825)	(5,197)	(35)

Increase (decrease) in net assets from contract transactions	(1,237,765)	(137,672)	68,969

Total increase (decrease) in net assets	(999,690)	169,551	69,440

Net assets as of December 31, 2023	$8,988,444	$1,827,914	$84,440

Investment income (loss):
Dividend distributions	202,140	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(81,122)	(17,502)	(98)

Net investment income (loss)	121,018	(17,502)	(98)

Increase (decrease) in net assets from operations:
Capital gain distributions	678,422	310,415	—
Realized capital gain (loss) on investments	65,060	8,272	247
Change in unrealized appreciation (depreciation)	(71,664)	95,874	(580)

Net gain (loss) on investments	671,818	414,561	(333)

Net increase (decrease) in net assets from operations	792,836	397,059	(431)

Contract owner transactions:
Variable annuity deposits	173,701	29,101	286
Terminations, withdrawals and annuity payments	(1,353,750)	(355,395)	(7,556)
Transfers between subaccounts, net	(117,823)	41,971	(76,701)
Maintenance charges and mortality adjustments	(16,928)	(4,405)	(38)

Increase (decrease) in net assets from contract transactions	(1,314,800)	(288,728)	(84,009)

Total increase (decrease) in net assets	(521,964)	108,331	(84,440)

Net assets as of December 31, 2024	$8,466,480	$1,936,245	$—

(e)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements. 37

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	American Century International Growth	American Century Select	American Century Strategic Allocation: Aggressive
Net assets as of December 31, 2022	$4,886,804	$2,779,225	$1,182,256

Investment income (loss):
Dividend distributions	—	—	20,938
Investment Expenses:
Mortality and expense risk and administrative charges	(43,384)	(32,449)	(11,339)

Net investment income (loss)	(43,384)	(32,449)	9,599

Increase (decrease) in net assets from operations:
Capital gain distributions	—	208,139	7,079
Realized capital gain (loss) on investments	(64,257)	98,155	(2,861)
Change in unrealized appreciation (depreciation)	631,513	839,294	153,750

Net gain (loss) on investments	567,256	1,145,588	157,968

Net increase (decrease) in net assets from operations	523,872	1,113,139	167,567

Contract owner transactions:
Variable annuity deposits	117,577	70,073	53,132
Terminations, withdrawals and annuity payments	(430,005)	(293,308)	(39,912)
Transfers between subaccounts, net	(328,216)	301,212	720
Maintenance charges and mortality adjustments	(10,500)	(6,066)	(2,484)

Increase (decrease) in net assets from contract transactions	(651,144)	71,911	11,456

Total increase (decrease) in net assets	(127,272)	1,185,050	179,023

Net assets as of December 31, 2023	$4,759,532	$3,964,275	$1,361,279

Investment income (loss):
Dividend distributions	24,746	—	19,507
Investment Expenses:
Mortality and expense risk and administrative charges	(42,673)	(36,584)	(12,075)

Net investment income (loss)	(17,927)	(36,584)	7,432

Increase (decrease) in net assets from operations:
Capital gain distributions	—	151,753	60,241
Realized capital gain (loss) on investments	9,597	328,354	13,086
Change in unrealized appreciation (depreciation)	68,419	451,464	66,608

Net gain (loss) on investments	78,016	931,571	139,935

Net increase (decrease) in net assets from operations	60,089	894,987	147,367

Contract owner transactions:
Variable annuity deposits	104,260	50,728	46,988
Terminations, withdrawals and annuity payments	(509,981)	(754,016)	(227,990)
Transfers between subaccounts, net	14,881	(66,565)	(27,342)
Maintenance charges and mortality adjustments	(9,803)	(13,411)	(2,862)

Increase (decrease) in net assets from contract transactions	(400,643)	(783,264)	(211,206)

Total increase (decrease) in net assets	(340,554)	111,723	(63,839)

Net assets as of December 31, 2024	$4,418,978	$4,075,998	$1,297,440

The accompanying notes are an integral part of these financial statements. 38

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	American Century Strategic Allocation: Conservative	American Century Strategic Allocation: Moderate	American Century Ultra®
Net assets as of December 31, 2022	$741,775	$3,756,819	$583,642

Investment income (loss):
Dividend distributions	15,514	72,643	—
Investment Expenses:
Mortality and expense risk and administrative charges	(6,421)	(34,276)	(6,243)

Net investment income (loss)	9,093	38,367	(6,243)

Increase (decrease) in net assets from operations:
Capital gain distributions	440	—	47,845
Realized capital gain (loss) on investments	(14,964)	(56,631)	10,115
Change in unrealized appreciation (depreciation)	66,840	444,943	183,370

Net gain (loss) on investments	52,316	388,312	241,330

Net increase (decrease) in net assets from operations	61,409	426,679	235,087

Contract owner transactions:
Variable annuity deposits	4,715	129,997	37,427
Terminations, withdrawals and annuity payments	(27,713)	(510,520)	(63,155)
Transfers between subaccounts, net	(117,873)	(7,304)	(14,163)
Maintenance charges and mortality adjustments	(1,845)	(6,543)	(3,378)

Increase (decrease) in net assets from contract transactions	(142,716)	(394,370)	(43,269)

Total increase (decrease) in net assets	(81,307)	32,309	191,818

Net assets as of December 31, 2023	$660,468	$3,789,128	$775,460

Investment income (loss):
Dividend distributions	9,486	78,823	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,778)	(36,127)	(8,292)

Net investment income (loss)	4,708	42,696	(8,292)

Increase (decrease) in net assets from operations:
Capital gain distributions	23,982	129,076	37,553
Realized capital gain (loss) on investments	(11,251)	12,511	26,760
Change in unrealized appreciation (depreciation)	10,276	165,940	164,983

Net gain (loss) on investments	23,007	307,527	229,296

Net increase (decrease) in net assets from operations	27,715	350,223	221,004

Contract owner transactions:
Variable annuity deposits	7,769	124,656	28,289
Terminations, withdrawals and annuity payments	(253,510)	(375,161)	(94,059)
Transfers between subaccounts, net	81,867	(42,225)	71,270
Maintenance charges and mortality adjustments	(2,469)	(4,937)	(4,307)

Increase (decrease) in net assets from contract transactions	(166,343)	(297,667)	1,193

Total increase (decrease) in net assets	(138,628)	52,556	222,197

Net assets as of December 31, 2024	$521,840	$3,841,684	$997,657

The accompanying notes are an integral part of these financial statements. 39

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	American Funds IS® Asset Allocation	American Funds IS® Capital World Bond	American Funds IS® Global Growth
Net assets as of December 31, 2022	$19,531,050	$2,355,477	$11,181,371

Investment income (loss):
Dividend distributions	383,710	—	85,663
Investment Expenses:
Mortality and expense risk and administrative charges	(150,258)	(16,371)	(91,349)

Net investment income (loss)	233,452	(16,371)	(5,686)

Increase (decrease) in net assets from operations:
Capital gain distributions	751,321	—	947,745
Realized capital gain (loss) on investments	(246,687)	(87,407)	(25,940)
Change in unrealized appreciation (depreciation)	1,649,821	215,215	1,432,094

Net gain (loss) on investments	2,154,455	127,808	2,353,899

Net increase (decrease) in net assets from operations	2,387,907	111,437	2,348,213

Contract owner transactions:
Variable annuity deposits	868,272	124,266	219,998
Terminations, withdrawals and annuity payments	(3,289,809)	(317,916)	(593,077)
Transfers between subaccounts, net	360,383	(50,954)	13,452
Maintenance charges and mortality adjustments	(42,629)	(3,701)	(22,856)

Increase (decrease) in net assets from contract transactions	(2,103,783)	(248,305)	(382,483)

Total increase (decrease) in net assets	284,124	(136,868)	1,965,730

Net assets as of December 31, 2023	$19,815,174	$2,218,609	$13,147,101

Investment income (loss):
Dividend distributions	483,673	32,787	182,944
Investment Expenses:
Mortality and expense risk and administrative charges	(173,075)	(13,613)	(102,320)

Net investment income (loss)	310,598	19,174	80,624

Increase (decrease) in net assets from operations:
Capital gain distributions	1,036,614	—	399,617
Realized capital gain (loss) on investments	123,950	(130,990)	261,500
Change in unrealized appreciation (depreciation)	1,764,635	28,967	861,989

Net gain (loss) on investments	2,925,199	(102,023)	1,523,106

Net increase (decrease) in net assets from operations	3,235,797	(82,849)	1,603,730

Contract owner transactions:
Variable annuity deposits	1,230,258	70,553	352,401
Terminations, withdrawals and annuity payments	(2,345,722)	(203,339)	(1,382,367)
Transfers between subaccounts, net	3,594,219	(313,259)	(598,281)
Maintenance charges and mortality adjustments	(45,754)	(2,843)	(22,418)

Increase (decrease) in net assets from contract transactions	2,433,001	(448,888)	(1,650,665)

Total increase (decrease) in net assets	5,668,798	(531,737)	(46,935)

Net assets as of December 31, 2024	$25,483,972	$1,686,872	$13,100,166

The accompanying notes are an integral part of these financial statements. 40

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	American Funds IS® Global Small Capitalization	American Funds IS® Growth	American Funds IS® Growth- Income
Net assets as of December 31, 2022	$464,923	$2,755,323	$25,143,422

Investment income (loss):
Dividend distributions	154	4,816	307,201
Investment Expenses:
Mortality and expense risk and administrative charges	(3,520)	(24,556)	(194,705)

Net investment income (loss)	(3,366)	(19,740)	112,496

Increase (decrease) in net assets from operations:
Capital gain distributions	7,295	147,876	1,376,439
Realized capital gain (loss) on investments	(17,391)	(4,746)	102,984
Change in unrealized appreciation (depreciation)	86,248	816,377	4,242,887

Net gain (loss) on investments	76,152	959,507	5,722,310

Net increase (decrease) in net assets from operations	72,786	939,767	5,834,806

Contract owner transactions:
Variable annuity deposits	76,062	518,576	851,857
Terminations, withdrawals and annuity payments	(20,085)	(693,629)	(2,900,511)
Transfers between subaccounts, net	8,847	271,706	(380,532)
Maintenance charges and mortality adjustments	(518)	(6,383)	(63,593)

Increase (decrease) in net assets from contract transactions	64,306	90,270	(2,492,779)

Total increase (decrease) in net assets	137,092	1,030,037	3,342,027

Net assets as of December 31, 2023	$602,015	$3,785,360	$28,485,449

Investment income (loss):
Dividend distributions	5,494	7,156	300,138
Investment Expenses:
Mortality and expense risk and administrative charges	(4,198)	(31,960)	(238,589)

Net investment income (loss)	1,296	(24,804)	61,549

Increase (decrease) in net assets from operations:
Capital gain distributions	23,377	96,919	1,481,950
Realized capital gain (loss) on investments	(21,828)	77,881	711,553
Change in unrealized appreciation (depreciation)	27	976,784	4,251,754

Net gain (loss) on investments	1,576	1,151,584	6,445,257

Net increase (decrease) in net assets from operations	2,872	1,126,780	6,506,806

Contract owner transactions:
Variable annuity deposits	42,024	53,146	547,762
Terminations, withdrawals and annuity payments	(9,378)	(309,402)	(3,480,793)
Transfers between subaccounts, net	213,741	300,788	1,892,057
Maintenance charges and mortality adjustments	(638)	(7,315)	(68,109)

Increase (decrease) in net assets from contract transactions	245,749	37,217	(1,109,083)

Total increase (decrease) in net assets	248,621	1,163,997	5,397,723

Net assets as of December 31, 2024	$850,636	$4,949,357	$33,883,172

The accompanying notes are an integral part of these financial statements. 41

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	American Funds IS® International	American Funds IS® International Growth and Income	American Funds IS® Mortgage
Net assets as of December 31, 2022	$5,812,644	$301,591	$62,019

Investment income (loss):
Dividend distributions	74,098	11,424	1,583
Investment Expenses:
Mortality and expense risk and administrative charges	(46,360)	(1,984)	(189)

Net investment income (loss)	27,738	9,440	1,394

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(194,078)	(28,245)	(3,319)
Change in unrealized appreciation (depreciation)	1,028,467	76,053	3,171

Net gain (loss) on investments	834,389	47,808	(148)

Net increase (decrease) in net assets from operations	862,127	57,248	1,246

Contract owner transactions:
Variable annuity deposits	617,097	239,900	—
Terminations, withdrawals and annuity payments	(437,621)	(48,437)	(5,150)
Transfers between subaccounts, net	(266,308)	1,358	(16,179)
Maintenance charges and mortality adjustments	(10,745)	(464)	(136)

Increase (decrease) in net assets from contract transactions	(97,577)	192,357	(21,465)

Total increase (decrease) in net assets	764,550	249,605	(20,219)

Net assets as of December 31, 2023	$6,577,194	$551,196	$41,800

Investment income (loss):
Dividend distributions	76,181	14,192	2,020
Investment Expenses:
Mortality and expense risk and administrative charges	(52,112)	(2,663)	(113)

Net investment income (loss)	24,069	11,529	1,907

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(7,787)	(3,946)	(140)
Change in unrealized appreciation (depreciation)	128,858	6,349	(1,627)

Net gain (loss) on investments	121,071	2,403	(1,767)

Net increase (decrease) in net assets from operations	145,140	13,932	140

Contract owner transactions:
Variable annuity deposits	548,994	48,786	—
Terminations, withdrawals and annuity payments	(501,098)	(8,587)	(829)
Transfers between subaccounts, net	679,473	(7,287)	4,690
Maintenance charges and mortality adjustments	(8,318)	(419)	(89)

Increase (decrease) in net assets from contract transactions	719,051	32,493	3,772

Total increase (decrease) in net assets	864,191	46,425	3,912

Net assets as of December 31, 2024	$7,441,385	$597,621	$45,712

The accompanying notes are an integral part of these financial statements. 42

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	American Funds IS® New World	AMG River Road Mid Cap Value	Ariel®
Net assets as of December 31, 2022	$3,782,521	$1,648,248	$2,567,033

Investment income (loss):
Dividend distributions	53,198	2,612	11,114
Investment Expenses:
Mortality and expense risk and administrative charges	(25,704)	(15,631)	(24,061)

Net investment income (loss)	27,494	(13,019)	(12,947)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	4,897	118,715
Realized capital gain (loss) on investments	(32,145)	(70,099)	7,534
Change in unrealized appreciation (depreciation)	608,225	420,727	241,405

Net gain (loss) on investments	576,080	355,525	367,654

Net increase (decrease) in net assets from operations	603,574	342,506	354,707

Contract owner transactions:
Variable annuity deposits	267,430	36,373	24,803
Terminations, withdrawals and annuity payments	(369,312)	(139,756)	(295,227)
Transfers between subaccounts, net	322,519	3,373	15,692
Maintenance charges and mortality adjustments	(7,928)	(3,407)	(5,310)

Increase (decrease) in net assets from contract transactions	212,709	(103,417)	(260,042)

Total increase (decrease) in net assets	816,283	239,089	94,665

Net assets as of December 31, 2023	$4,598,804	$1,887,337	$2,661,698

Investment income (loss):
Dividend distributions	58,240	5,323	2,945
Investment Expenses:
Mortality and expense risk and administrative charges	(26,539)	(16,949)	(24,456)

Net investment income (loss)	31,701	(11,626)	(21,511)

Increase (decrease) in net assets from operations:
Capital gain distributions	23,833	228,435	131,004
Realized capital gain (loss) on investments	17,329	(44,004)	51,632
Change in unrealized appreciation (depreciation)	207,901	47,817	113,528

Net gain (loss) on investments	249,063	232,248	296,164

Net increase (decrease) in net assets from operations	280,764	220,622	274,653

Contract owner transactions:
Variable annuity deposits	307,737	37,202	21,710
Terminations, withdrawals and annuity payments	(491,077)	(238,121)	(250,183)
Transfers between subaccounts, net	58,682	(49,835)	(102,399)
Maintenance charges and mortality adjustments	(8,033)	(3,265)	(5,087)

Increase (decrease) in net assets from contract transactions	(132,691)	(254,019)	(335,959)

Total increase (decrease) in net assets	148,073	(33,397)	(61,306)

Net assets as of December 31, 2024	$4,746,877	$1,853,940	$2,600,392

The accompanying notes are an integral part of these financial statements. 43

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Baron Asset	BlackRock Advantage Large Cap Core V.I.	BlackRock Advantage Small Cap Growth
Net assets as of December 31, 2022	$648,587	$612,174	$140,122

Investment income (loss):
Dividend distributions	—	2,723	290
Investment Expenses:
Mortality and expense risk and administrative charges	(6,153)	(2,626)	(1,354)

Net investment income (loss)	(6,153)	97	(1,064)

Increase (decrease) in net assets from operations:
Capital gain distributions	24,661	—	—
Realized capital gain (loss) on investments	9,873	(62,489)	(2,065)
Change in unrealized appreciation (depreciation)	73,026	187,440	27,353

Net gain (loss) on investments	107,560	124,951	25,288

Net increase (decrease) in net assets from operations	101,407	125,048	24,224

Contract owner transactions:
Variable annuity deposits	30,045	—	4,483
Terminations, withdrawals and annuity payments	(51,008)	(475,927)	(7,610)
Transfers between subaccounts, net	7,673	271,392	3,979
Maintenance charges and mortality adjustments	(2,529)	(367)	(634)

Increase (decrease) in net assets from contract transactions	(15,819)	(204,902)	218

Total increase (decrease) in net assets	85,588	(79,854)	24,442

Net assets as of December 31, 2023	$734,175	$532,320	$164,564

Investment income (loss):
Dividend distributions	—	3,850	283
Investment Expenses:
Mortality and expense risk and administrative charges	(6,125)	(6,612)	(1,525)

Net investment income (loss)	(6,125)	(2,762)	(1,242)

Increase (decrease) in net assets from operations:
Capital gain distributions	84,085	87,867	—
Realized capital gain (loss) on investments	78,450	42,626	1,461
Change in unrealized appreciation (depreciation)	(93,725)	78,769	19,822

Net gain (loss) on investments	68,810	209,262	21,283

Net increase (decrease) in net assets from operations	62,685	206,500	20,041

Contract owner transactions:
Variable annuity deposits	21,381	32,152	4,125
Terminations, withdrawals and annuity payments	(216,313)	(4,150)	(22,114)
Transfers between subaccounts, net	(88,265)	172,040	(8,672)
Maintenance charges and mortality adjustments	(3,921)	(563)	(905)

Increase (decrease) in net assets from contract transactions	(287,118)	199,479	(27,566)

Total increase (decrease) in net assets	(224,433)	405,979	(7,525)

Net assets as of December 31, 2024	$509,742	$938,299	$157,039

The accompanying notes are an integral part of these financial statements. 44

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	BlackRock Basic Value V.I.	BlackRock Capital Appreciation V.I.	BlackRock Equity Dividend
Net assets as of December 31, 2022	$206,342	$317,934	$528,951

Investment income (loss):
Dividend distributions	3,453	—	10,551
Investment Expenses:
Mortality and expense risk and administrative charges	(980)	(1,226)	(4,838)

Net investment income (loss)	2,473	(1,226)	5,713

Increase (decrease) in net assets from operations:
Capital gain distributions	9,132	23,189	27,248
Realized capital gain (loss) on investments	(175)	(12,657)	(2,387)
Change in unrealized appreciation (depreciation)	20,961	137,539	28,860

Net gain (loss) on investments	29,918	148,071	53,721

Net increase (decrease) in net assets from operations	32,391	146,845	59,434

Contract owner transactions:
Variable annuity deposits	—	22,500	19,823
Terminations, withdrawals and annuity payments	(606)	(9,429)	(26,480)
Transfers between subaccounts, net	—	165,700	(4,016)
Maintenance charges and mortality adjustments	(251)	(398)	(2,200)

Increase (decrease) in net assets from contract transactions	(857)	178,373	(12,873)

Total increase (decrease) in net assets	31,534	325,218	46,561

Net assets as of December 31, 2023	$237,876	$643,152	$575,512

Investment income (loss):
Dividend distributions	4,801	—	12,064
Investment Expenses:
Mortality and expense risk and administrative charges	(1,181)	(2,124)	(5,237)

Net investment income (loss)	3,620	(2,124)	6,827

Increase (decrease) in net assets from operations:
Capital gain distributions	20,691	289,971	45,774
Realized capital gain (loss) on investments	75	22,473	716
Change in unrealized appreciation (depreciation)	(1,859)	(118,956)	(5,164)

Net gain (loss) on investments	18,907	193,488	41,326

Net increase (decrease) in net assets from operations	22,527	191,364	48,153

Contract owner transactions:
Variable annuity deposits	14,994	105,584	20,271
Terminations, withdrawals and annuity payments	(898)	(70,055)	(44,145)
Transfers between subaccounts, net	—	(81,583)	(45,391)
Maintenance charges and mortality adjustments	(282)	(495)	(1,778)

Increase (decrease) in net assets from contract transactions	13,814	(46,549)	(71,043)

Total increase (decrease) in net assets	36,341	144,815	(22,890)

Net assets as of December 31, 2024	$274,217	$787,967	$552,622

The accompanying notes are an integral part of these financial statements. 45

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	BlackRock Equity Dividend V.I.	BlackRock Global Allocation	BlackRock Global Allocation V.I.
Net assets as of December 31, 2022	$9,591,537	$170,348	$2,519,566

Investment income (loss):
Dividend distributions	181,968	1,283	58,685
Investment Expenses:
Mortality and expense risk and administrative charges	(72,243)	(1,046)	(19,662)

Net investment income (loss)	109,725	237	39,023

Increase (decrease) in net assets from operations:
Capital gain distributions	510,873	—	—
Realized capital gain (loss) on investments	(112,551)	(9,227)	(60,565)
Change in unrealized appreciation (depreciation)	577,372	23,600	303,788

Net gain (loss) on investments	975,694	14,373	243,223

Net increase (decrease) in net assets from operations	1,085,419	14,610	282,246

Contract owner transactions:
Variable annuity deposits	659,628	2,640	23,605
Terminations, withdrawals and annuity payments	(783,495)	(8,517)	(437,282)
Transfers between subaccounts, net	288,631	(66,275)	41,876
Maintenance charges and mortality adjustments	(15,180)	(556)	(4,955)

Increase (decrease) in net assets from contract transactions	149,584	(72,708)	(376,756)

Total increase (decrease) in net assets	1,235,003	(58,098)	(94,510)

Net assets as of December 31, 2023	$10,826,540	$112,250	$2,425,056

Investment income (loss):
Dividend distributions	263,265	951	33,878
Investment Expenses:
Mortality and expense risk and administrative charges	(83,899)	(1,041)	(19,138)

Net investment income (loss)	179,366	(90)	14,740

Increase (decrease) in net assets from operations:
Capital gain distributions	854,265	6,350	184,289
Realized capital gain (loss) on investments	(30,883)	697	(15,412)
Change in unrealized appreciation (depreciation)	(24,187)	3,017	12,195

Net gain (loss) on investments	799,195	10,064	181,072

Net increase (decrease) in net assets from operations	978,561	9,974	195,812

Contract owner transactions:
Variable annuity deposits	608,859	2,761	42,188
Terminations, withdrawals and annuity payments	(1,866,480)	(11,234)	(107,317)
Transfers between subaccounts, net	269,253	(28,372)	(239,198)
Maintenance charges and mortality adjustments	(15,611)	(520)	(4,598)

Increase (decrease) in net assets from contract transactions	(1,003,979)	(37,365)	(308,925)

Total increase (decrease) in net assets	(25,418)	(27,391)	(113,113)

Net assets as of December 31, 2024	$10,801,122	$84,859	$2,311,943

The accompanying notes are an integral part of these financial statements. 46

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	BlackRock High Yield V.I.	BlackRock International Dividend (e)	BlackRock Large Cap Focus Growth V.I.
Net assets as of December 31, 2022	$5,886,223	$93,725	$127,478

Investment income (loss):
Dividend distributions	622,757	3,495	—
Investment Expenses:
Mortality and expense risk and administrative charges	(92,067)	(1,870)	(5,246)

Net investment income (loss)	530,690	1,625	(5,246)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	19,688
Realized capital gain (loss) on investments	(122,851)	1,478	18,655
Change in unrealized appreciation (depreciation)	585,536	17,244	173,070

Net gain (loss) on investments	462,685	18,722	211,413

Net increase (decrease) in net assets from operations	993,375	20,347	206,167

Contract owner transactions:
Variable annuity deposits	100,423	6,680	—
Terminations, withdrawals and annuity payments	(11,550,300)	(51,577)	(21,141)
Transfers between subaccounts, net	12,372,276	148,872	976,770
Maintenance charges and mortality adjustments	(14,886)	(980)	(812)

Increase (decrease) in net assets from contract transactions	907,513	102,995	954,817

Total increase (decrease) in net assets	1,900,888	123,342	1,160,984

Net assets as of December 31, 2023	$7,787,111	$217,067	$1,288,462

Investment income (loss):
Dividend distributions	405,000	3,790	—
Investment Expenses:
Mortality and expense risk and administrative charges	(44,999)	(1,862)	(4,522)

Net investment income (loss)	360,001	1,928	(4,522)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,750	19,443
Realized capital gain (loss) on investments	37,871	20,282	265,938
Change in unrealized appreciation (depreciation)	4,101	(12,624)	(116,657)

Net gain (loss) on investments	41,972	10,408	168,724

Net increase (decrease) in net assets from operations	401,973	12,336	164,202

Contract owner transactions:
Variable annuity deposits	198,017	6,234	—
Terminations, withdrawals and annuity payments	(2,867,334)	(11,919)	(160,542)
Transfers between subaccounts, net	520,602	(222,903)	(1,148,827)
Maintenance charges and mortality adjustments	(11,967)	(815)	(935)

Increase (decrease) in net assets from contract transactions	(2,160,682)	(229,403)	(1,310,304)

Total increase (decrease) in net assets	(1,758,709)	(217,067)	(1,146,102)

Net assets as of December 31, 2024	$6,028,402	$—	$142,360

(e)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements. 47

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	BNY Mellon Appreciation	BNY Mellon Dynamic Value	BNY Mellon IP MidCap Stock
Net assets as of December 31, 2022	$6,527,252	$4,811,360	$2,877,526

Investment income (loss):
Dividend distributions	47,002	37,297	16,020
Investment Expenses:
Mortality and expense risk and administrative charges	(65,602)	(45,011)	(18,437)

Net investment income (loss)	(18,600)	(7,714)	(2,417)

Increase (decrease) in net assets from operations:
Capital gain distributions	492,055	208,865	94,101
Realized capital gain (loss) on investments	44,480	52,033	(184,265)
Change in unrealized appreciation (depreciation)	783,003	286,871	477,948

Net gain (loss) on investments	1,319,538	547,769	387,784

Net increase (decrease) in net assets from operations	1,300,938	540,055	385,367

Contract owner transactions:
Variable annuity deposits	142,498	73,029	50,827
Terminations, withdrawals and annuity payments	(960,986)	(507,184)	(365,276)
Transfers between subaccounts, net	495,715	152,606	(860,751)
Maintenance charges and mortality adjustments	(17,021)	(11,113)	(6,142)

Increase (decrease) in net assets from contract transactions	(339,794)	(292,662)	(1,181,342)

Total increase (decrease) in net assets	961,144	247,393	(795,975)

Net assets as of December 31, 2023	$7,488,396	$5,058,753	$2,081,551

Investment income (loss):
Dividend distributions	24,808	49,065	13,416
Investment Expenses:
Mortality and expense risk and administrative charges	(69,135)	(49,377)	(17,223)

Net investment income (loss)	(44,327)	(312)	(3,807)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,112,083	366,704	31,786
Realized capital gain (loss) on investments	183,762	145,114	6,104
Change in unrealized appreciation (depreciation)	(442,004)	221,065	210,126

Net gain (loss) on investments	853,841	732,883	248,016

Net increase (decrease) in net assets from operations	809,514	732,571	244,209

Contract owner transactions:
Variable annuity deposits	138,561	61,111	59,496
Terminations, withdrawals and annuity payments	(947,588)	(628,937)	(130,776)
Transfers between subaccounts, net	(73,201)	112,971	149,374
Maintenance charges and mortality adjustments	(14,863)	(11,207)	(5,071)

Increase (decrease) in net assets from contract transactions	(897,091)	(466,062)	73,023

Total increase (decrease) in net assets	(87,577)	266,509	317,232

Net assets as of December 31, 2024	$7,400,819	$5,325,262	$2,398,783

The accompanying notes are an integral part of these financial statements. 48

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	BNY Mellon IP Small Cap Stock Index	BNY Mellon IP Technology Growth	BNY Mellon Opportunistic Midcap Value
Net assets as of December 31, 2022	$7,350,166	$9,930,805	$2,246,672

Investment income (loss):
Dividend distributions	78,307	—	15,333
Investment Expenses:
Mortality and expense risk and administrative charges	(50,134)	(102,511)	(20,800)

Net investment income (loss)	28,173	(102,511)	(5,467)

Increase (decrease) in net assets from operations:
Capital gain distributions	408,786	—	78,254
Realized capital gain (loss) on investments	(76,815)	(442,788)	(6,234)
Change in unrealized appreciation (depreciation)	747,449	6,286,578	185,445

Net gain (loss) on investments	1,079,420	5,843,790	257,465

Net increase (decrease) in net assets from operations	1,107,593	5,741,279	251,998

Contract owner transactions:
Variable annuity deposits	421,991	236,184	20,028
Terminations, withdrawals and annuity payments	(613,095)	(1,283,316)	(88,343)
Transfers between subaccounts, net	436,074	1,805,448	46,334
Maintenance charges and mortality adjustments	(12,236)	(54,130)	(4,872)

Increase (decrease) in net assets from contract transactions	232,734	704,186	(26,853)

Total increase (decrease) in net assets	1,340,327	6,445,465	225,145

Net assets as of December 31, 2023	$8,690,493	$16,376,270	$2,471,817

Investment income (loss):
Dividend distributions	99,328	—	10,026
Investment Expenses:
Mortality and expense risk and administrative charges	(56,152)	(145,831)	(24,316)

Net investment income (loss)	43,176	(145,831)	(14,290)

Increase (decrease) in net assets from operations:
Capital gain distributions	194,593	—	250,640
Realized capital gain (loss) on investments	17,214	950,800	13,159
Change in unrealized appreciation (depreciation)	356,256	3,258,842	(196)

Net gain (loss) on investments	568,063	4,209,642	263,603

Net increase (decrease) in net assets from operations	611,239	4,063,811	249,313

Contract owner transactions:
Variable annuity deposits	442,758	400,055	24,338
Terminations, withdrawals and annuity payments	(572,849)	(1,897,497)	(257,785)
Transfers between subaccounts, net	(374,525)	2,188,367	207,068
Maintenance charges and mortality adjustments	(10,178)	(63,099)	(5,363)

Increase (decrease) in net assets from contract transactions	(514,794)	627,826	(31,742)

Total increase (decrease) in net assets	96,445	4,691,637	217,571

Net assets as of December 31, 2024	$8,786,938	$21,067,907	$2,689,388

The accompanying notes are an integral part of these financial statements. 49

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	BNY Mellon Stock Index	BNY Mellon VIF Appreciation	Calamos® Growth
Net assets as of December 31, 2022	$41,024	$5,138,973	$7,124,514

Investment income (loss):
Dividend distributions	844	27,867	—
Investment Expenses:
Mortality and expense risk and administrative charges	(181)	(42,356)	(72,660)

Net investment income (loss)	663	(14,489)	(72,660)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,423	508,486	368,637
Realized capital gain (loss) on investments	(803)	(234,599)	(151,546)
Change in unrealized appreciation (depreciation)	15,342	803,588	2,315,355

Net gain (loss) on investments	15,962	1,077,475	2,532,446

Net increase (decrease) in net assets from operations	16,625	1,062,986	2,459,786

Contract owner transactions:
Variable annuity deposits	576	382,457	76,959
Terminations, withdrawals and annuity payments	(6,531)	(501,105)	(672,855)
Transfers between subaccounts, net	125,014	223,421	(412,908)
Maintenance charges and mortality adjustments	(92)	(6,929)	(14,882)

Increase (decrease) in net assets from contract transactions	118,967	97,844	(1,023,686)

Total increase (decrease) in net assets	135,592	1,160,830	1,436,100

Net assets as of December 31, 2023	$176,616	$6,299,803	$8,560,614

Investment income (loss):
Dividend distributions	510	11,137	—
Investment Expenses:
Mortality and expense risk and administrative charges	(246)	(43,686)	(86,581)

Net investment income (loss)	264	(32,549)	(86,581)

Increase (decrease) in net assets from operations:
Capital gain distributions	7,213	495,264	617,718
Realized capital gain (loss) on investments	15,056	(217,823)	190,647
Change in unrealized appreciation (depreciation)	(2,165)	388,145	1,816,572

Net gain (loss) on investments	20,104	665,586	2,624,937

Net increase (decrease) in net assets from operations	20,368	633,037	2,538,356

Contract owner transactions:
Variable annuity deposits	840	251,354	67,671
Terminations, withdrawals and annuity payments	(183)	(734,420)	(1,075,385)
Transfers between subaccounts, net	(146,944)	(811,508)	(275,416)
Maintenance charges and mortality adjustments	(68)	(6,647)	(16,357)

Increase (decrease) in net assets from contract transactions	(146,355)	(1,301,221)	(1,299,487)

Total increase (decrease) in net assets	(125,987)	(668,184)	1,238,869

Net assets as of December 31, 2024	$50,629	$5,631,619	$9,799,483

The accompanying notes are an integral part of these financial statements. 50

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Calamos® Growth and Income	Calamos® High Income Opportunities	ClearBridge Small Cap Growth
Net assets as of December 31, 2022	$8,246,271	$483,272	$18,987

Investment income (loss):
Dividend distributions	58,433	21,048	—
Investment Expenses:
Mortality and expense risk and administrative charges	(81,515)	(3,039)	(176)

Net investment income (loss)	(23,082)	18,009	(176)

Increase (decrease) in net assets from operations:
Capital gain distributions	317,042	—	88
Realized capital gain (loss) on investments	148,070	(27,474)	25
Change in unrealized appreciation (depreciation)	1,111,236	49,565	1,517

Net gain (loss) on investments	1,576,348	22,091	1,630

Net increase (decrease) in net assets from operations	1,553,266	40,100	1,454

Contract owner transactions:
Variable annuity deposits	81,293	10,104	—
Terminations, withdrawals and annuity payments	(784,849)	(25,432)	—
Transfers between subaccounts, net	173,614	(171,391)	—
Maintenance charges and mortality adjustments	(20,550)	(1,592)	(2)

Increase (decrease) in net assets from contract transactions	(550,492)	(188,311)	(2)

Total increase (decrease) in net assets	1,002,774	(148,211)	1,452

Net assets as of December 31, 2023	$9,249,045	$335,061	$20,439

Investment income (loss):
Dividend distributions	70,104	23,193	—
Investment Expenses:
Mortality and expense risk and administrative charges	(89,446)	(3,343)	(125)

Net investment income (loss)	(19,342)	19,850	(125)

Increase (decrease) in net assets from operations:
Capital gain distributions	384,811	—	—
Realized capital gain (loss) on investments	350,395	(6,517)	4,130
Change in unrealized appreciation (depreciation)	992,921	11,676	(3,675)

Net gain (loss) on investments	1,728,127	5,159	455

Net increase (decrease) in net assets from operations	1,708,785	25,009	330

Contract owner transactions:
Variable annuity deposits	68,350	9,105	—
Terminations, withdrawals and annuity payments	(1,018,849)	(37,694)	(20,756)
Transfers between subaccounts, net	(179,256)	21,262	4
Maintenance charges and mortality adjustments	(20,780)	(1,303)	(17)

Increase (decrease) in net assets from contract transactions	(1,150,535)	(8,630)	(20,769)

Total increase (decrease) in net assets	558,250	16,379	(20,439)

Net assets as of December 31, 2024	$9,807,295	$351,440	$—

The accompanying notes are an integral part of these financial statements. 51

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	ClearBridge Variable Growth (c)	ClearBridge Variable Small Cap Growth	Delaware VIP Global Equity (d)
Net assets as of December 31, 2022	$4,744,827	$6,764,918	$123,863

Investment income (loss):
Dividend distributions	3,203	—	2,276
Investment Expenses:
Mortality and expense risk and administrative charges	(41,462)	(57,237)	(322)

Net investment income (loss)	(38,259)	(57,237)	1,954

Increase (decrease) in net assets from operations:
Capital gain distributions	514,104	—	2,113
Realized capital gain (loss) on investments	(553,803)	(226,801)	(3,320)
Change in unrealized appreciation (depreciation)	1,036,151	760,330	15,816

Net gain (loss) on investments	996,452	533,529	14,609

Net increase (decrease) in net assets from operations	958,193	476,292	16,563

Contract owner transactions:
Variable annuity deposits	36,575	247,570	—
Terminations, withdrawals and annuity payments	(693,905)	(710,365)	(10,807)
Transfers between subaccounts, net	237,878	(405,269)	—
Maintenance charges and mortality adjustments	(26,339)	(26,209)	(260)

Increase (decrease) in net assets from contract transactions	(445,791)	(894,273)	(11,067)

Total increase (decrease) in net assets	512,402	(417,981)	5,496

Net assets as of December 31, 2023	$5,257,229	$6,346,937	$129,359

Investment income (loss):
Dividend distributions	6,884	—	5,411
Investment Expenses:
Mortality and expense risk and administrative charges	(50,245)	(42,960)	(109)

Net investment income (loss)	(43,361)	(42,960)	5,302

Increase (decrease) in net assets from operations:
Capital gain distributions	1,416,502	150,575	—
Realized capital gain (loss) on investments	(262,544)	(246,750)	(27,238)
Change in unrealized appreciation (depreciation)	(471,174)	287,371	31,407

Net gain (loss) on investments	682,784	191,196	4,169

Net increase (decrease) in net assets from operations	639,423	148,236	9,471

Contract owner transactions:
Variable annuity deposits	73,229	176,487	—
Terminations, withdrawals and annuity payments	(906,098)	(735,854)	(3,951)
Transfers between subaccounts, net	(72,670)	(1,511,986)	(134,790)
Maintenance charges and mortality adjustments	(25,882)	(20,017)	(89)

Increase (decrease) in net assets from contract transactions	(931,421)	(2,091,370)	(138,830)

Total increase (decrease) in net assets	(291,998)	(1,943,134)	(129,359)

Net assets as of December 31, 2024	$4,965,231	$4,403,803	$—

(c)	Name change. See Note 1.
(d)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements. 52

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Delaware VIP Real Estate Securities (e)	Dimensional VA Equity Allocation	Dimensional VA Global Bond Portfolio
Net assets as of December 31, 2022	$46,550	$529,647	$1,831,415

Investment income (loss):
Dividend distributions	956	33,252	78,215
Investment Expenses:
Mortality and expense risk and administrative charges	(407)	(3,115)	(5,372)

Net investment income (loss)	549	30,137	72,843

Increase (decrease) in net assets from operations:
Capital gain distributions	4,410	33,164	—
Realized capital gain (loss) on investments	(194)	(3,909)	(12,201)
Change in unrealized appreciation (depreciation)	(797)	183,019	28,145

Net gain (loss) on investments	3,419	212,274	15,944

Net increase (decrease) in net assets from operations	3,968	242,411	88,787

Contract owner transactions:
Variable annuity deposits	—	861,217	447,035
Terminations, withdrawals and annuity payments	(151)	(157,996)	(189,764)
Transfers between subaccounts, net	—	164,614	(156,073)
Maintenance charges and mortality adjustments	(95)	(1,376)	(1,806)

Increase (decrease) in net assets from contract transactions	(246)	866,459	99,392

Total increase (decrease) in net assets	3,722	1,108,870	188,179

Net assets as of December 31, 2023	$50,272	$1,638,517	$2,019,594

Investment income (loss):
Dividend distributions	1,495	36,525	111,025
Investment Expenses:
Mortality and expense risk and administrative charges	(140)	(4,806)	(5,850)

Net investment income (loss)	1,355	31,719	105,175

Increase (decrease) in net assets from operations:
Capital gain distributions	—	23,090	—
Realized capital gain (loss) on investments	(18,342)	35,407	(2,933)
Change in unrealized appreciation (depreciation)	12,593	168,532	8,922

Net gain (loss) on investments	(5,749)	227,029	5,989

Net increase (decrease) in net assets from operations	(4,394)	258,748	111,164

Contract owner transactions:
Variable annuity deposits	—	358,054	327,467
Terminations, withdrawals and annuity payments	(27,878)	(258,154)	(130,376)
Transfers between subaccounts, net	(17,968)	(73)	(28,863)
Maintenance charges and mortality adjustments	(32)	(1,310)	(1,766)

Increase (decrease) in net assets from contract transactions	(45,878)	98,517	166,462

Total increase (decrease) in net assets	(50,272)	357,265	277,626

Net assets as of December 31, 2024	$—	$1,995,782	$2,297,220

(e)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements. 53

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Dimensional VA Global Moderate Allocation	Dimensional VA International Small Portfolio	Dimensional VA International Value Portfolio
Net assets as of December 31, 2022	$587,909	$2,101,310	$2,256,773

Investment income (loss):
Dividend distributions	15,650	81,619	172,590
Investment Expenses:
Mortality and expense risk and administrative charges	(1,569)	(8,869)	(9,768)

Net investment income (loss)	14,081	72,750	162,822

Increase (decrease) in net assets from operations:
Capital gain distributions	6,369	—	34,443
Realized capital gain (loss) on investments	(2,058)	(16,489)	8,982
Change in unrealized appreciation (depreciation)	65,276	250,450	271,775

Net gain (loss) on investments	69,587	233,961	315,200

Net increase (decrease) in net assets from operations	83,668	306,711	478,022

Contract owner transactions:
Variable annuity deposits	—	435,621	813,781
Terminations, withdrawals and annuity payments	(65,729)	(94,347)	(210,323)
Transfers between subaccounts, net	12,369	(4,947)	424,430
Maintenance charges and mortality adjustments	(1,096)	(3,677)	(2,792)

Increase (decrease) in net assets from contract transactions	(54,456)	332,650	1,025,096

Total increase (decrease) in net assets	29,212	639,361	1,503,118

Net assets as of December 31, 2023	$617,121	$2,740,671	$3,759,891

Investment income (loss):
Dividend distributions	12,470	110,816	161,164
Investment Expenses:
Mortality and expense risk and administrative charges	(1,468)	(11,206)	(12,718)

Net investment income (loss)	11,002	99,610	148,446

Increase (decrease) in net assets from operations:
Capital gain distributions	2,663	86,665	83,177
Realized capital gain (loss) on investments	15,916	(4,203)	58,338
Change in unrealized appreciation (depreciation)	40,192	(68,705)	(43,376)

Net gain (loss) on investments	58,771	13,757	98,139

Net increase (decrease) in net assets from operations	69,773	113,367	246,585

Contract owner transactions:
Variable annuity deposits	—	366,473	427,344
Terminations, withdrawals and annuity payments	(220,282)	(257,553)	(295,786)
Transfers between subaccounts, net	—	182,214	(151,429)
Maintenance charges and mortality adjustments	(953)	(4,244)	(2,828)

Increase (decrease) in net assets from contract transactions	(221,235)	286,890	(22,699)

Total increase (decrease) in net assets	(151,462)	400,257	223,886

Net assets as of December 31, 2024	$465,659	$3,140,928	$3,983,777

The accompanying notes are an integral part of these financial statements. 54

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Dimensional VA Short-Term Fixed Portfolio	Dimensional VA U.S. Large Value Portfolio	Dimensional VA U.S. Targeted Value Portfolio
Net assets as of December 31, 2022	$2,820,228	$4,979,240	$3,117,552

Investment income (loss):
Dividend distributions	180,149	138,537	53,790
Investment Expenses:
Mortality and expense risk and administrative charges	(11,118)	(18,985)	(16,110)

Net investment income (loss)	169,031	119,552	37,680

Increase (decrease) in net assets from operations:
Capital gain distributions	—	84,434	239,355
Realized capital gain (loss) on investments	1,597	46,532	(125,363)
Change in unrealized appreciation (depreciation)	(2,368)	367,523	389,671

Net gain (loss) on investments	(771)	498,489	503,663

Net increase (decrease) in net assets from operations	168,260	618,041	541,343

Contract owner transactions:
Variable annuity deposits	1,743,710	825,299	587,397
Terminations, withdrawals and annuity payments	(105,702)	(452,194)	(375,888)
Transfers between subaccounts, net	182,582	488,964	(108,672)
Maintenance charges and mortality adjustments	(1,762)	(5,118)	(3,037)

Increase (decrease) in net assets from contract transactions	1,818,828	856,951	99,800

Total increase (decrease) in net assets	1,987,088	1,474,992	641,143

Net assets as of December 31, 2023	$4,807,316	$6,454,232	$3,758,695

Investment income (loss):
Dividend distributions	326,788	153,696	50,902
Investment Expenses:
Mortality and expense risk and administrative charges	(13,811)	(25,521)	(14,568)

Net investment income (loss)	312,977	128,175	36,334

Increase (decrease) in net assets from operations:
Capital gain distributions	—	774,378	247,963
Realized capital gain (loss) on investments	6,037	124,296	48,722
Change in unrealized appreciation (depreciation)	(55,612)	(158,028)	(74,514)

Net gain (loss) on investments	(49,575)	740,646	222,171

Net increase (decrease) in net assets from operations	263,402	868,821	258,505

Contract owner transactions:
Variable annuity deposits	2,336,462	805,372	476,860
Terminations, withdrawals and annuity payments	(550,756)	(530,126)	(276,450)
Transfers between subaccounts, net	(56,485)	(113,773)	(595,943)
Maintenance charges and mortality adjustments	(2,261)	(6,189)	(2,811)

Increase (decrease) in net assets from contract transactions	1,726,960	155,284	(398,344)

Total increase (decrease) in net assets	1,990,362	1,024,105	(139,839)

Net assets as of December 31, 2024	$6,797,678	$7,478,337	$3,618,856

The accompanying notes are an integral part of these financial statements. 55

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	DWS Capital Growth VIP (e)	DWS Core Equity VIP (e)	DWS CROCI® U.S. VIP (e)
Net assets as of December 31, 2022	$35,904	$88,944	$8,965

Investment income (loss):
Dividend distributions	—	603	131
Investment Expenses:
Mortality and expense risk and administrative charges	(107)	(1,227)	(22)

Net investment income (loss)	(107)	(624)	109

Increase (decrease) in net assets from operations:
Capital gain distributions	1,760	5,530	—
Realized capital gain (loss) on investments	5	(77)	(1,067)
Change in unrealized appreciation (depreciation)	11,911	16,151	2,607

Net gain (loss) on investments	13,676	21,604	1,540

Net increase (decrease) in net assets from operations	13,569	20,980	1,649

Contract owner transactions:
Variable annuity deposits	—	—	9,134
Terminations, withdrawals and annuity payments	—	—	(10,754)
Transfers between subaccounts, net	—	—	2
Maintenance charges and mortality adjustments	(86)	(198)	(17)

Increase (decrease) in net assets from contract transactions	(86)	(198)	(1,635)

Total increase (decrease) in net assets	13,483	20,782	14

Net assets as of December 31, 2023	$49,387	$109,726	$8,979

Investment income (loss):
Dividend distributions	—	370	108
Investment Expenses:
Mortality and expense risk and administrative charges	(63)	(462)	(2,871)

Net investment income (loss)	(63)	(92)	(2,763)

Increase (decrease) in net assets from operations:
Capital gain distributions	4,263	3,629	—
Realized capital gain (loss) on investments	11,322	7,974	48,925
Change in unrealized appreciation (depreciation)	(6,938)	(5,108)	(1,250)

Net gain (loss) on investments	8,647	6,495	47,675

Net increase (decrease) in net assets from operations	8,584	6,403	44,912

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	—	(14,336)
Transfers between subaccounts, net	(57,927)	(116,060)	(39,316)
Maintenance charges and mortality adjustments	(44)	(69)	(239)

Increase (decrease) in net assets from contract transactions	(57,971)	(116,129)	(53,891)

Total increase (decrease) in net assets	(49,387)	(109,726)	(8,979)

Net assets as of December 31, 2024	$—	$—	$—

(e)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements. 56

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	DWS Global Small Cap VIP (e)	DWS High Income VIP (e)	DWS International Growth VIP (e)
Net assets as of December 31, 2022	$86,990	$216,726	$9,144

Investment income (loss):
Dividend distributions	565	12,102	48
Investment Expenses:
Mortality and expense risk and administrative charges	(419)	(731)	(23)

Net investment income (loss)	146	11,371	25

Increase (decrease) in net assets from operations:
Capital gain distributions	577	—	—
Realized capital gain (loss) on investments	(355)	(18,807)	(23)
Change in unrealized appreciation (depreciation)	20,842	22,205	1,274

Net gain (loss) on investments	21,064	3,398	1,251

Net increase (decrease) in net assets from operations	21,210	14,769	1,276

Contract owner transactions:
Variable annuity deposits	—	—	9,676
Terminations, withdrawals and annuity payments	(604)	(120,417)	(11,326)
Transfers between subaccounts, net	3,714	4,093	(3)
Maintenance charges and mortality adjustments	(36)	(299)	(17)

Increase (decrease) in net assets from contract transactions	3,074	(116,623)	(1,670)

Total increase (decrease) in net assets	24,284	(101,854)	(394)

Net assets as of December 31, 2023	$111,274	$114,872	$8,750

Investment income (loss):
Dividend distributions	974	3,163	83
Investment Expenses:
Mortality and expense risk and administrative charges	(180)	(243)	(10)

Net investment income (loss)	794	2,920	73

Increase (decrease) in net assets from operations:
Capital gain distributions	3,868	—	—
Realized capital gain (loss) on investments	(22,003)	(7,894)	1,172
Change in unrealized appreciation (depreciation)	16,091	5,894	(617)

Net gain (loss) on investments	(2,044)	(2,000)	555

Net increase (decrease) in net assets from operations	(1,250)	920	628

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(355)	(21,103)	(808)
Transfers between subaccounts, net	(109,660)	(94,644)	(8,563)
Maintenance charges and mortality adjustments	(9)	(45)	(7)

Increase (decrease) in net assets from contract transactions	(110,024)	(115,792)	(9,378)

Total increase (decrease) in net assets	(111,274)	(114,872)	(8,750)

Net assets as of December 31, 2024	$—	$—	$—

(e)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements. 57

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	DWS Small Mid Cap Value VIP	Eaton Vance VT Floating-Rate Income	Federated Hermes Corporate Bond
Net assets as of December 31, 2022	$31,336	$3,824,315	$6,264,892

Investment income (loss):
Dividend distributions	281	283,362	211,835
Investment Expenses:
Mortality and expense risk and administrative charges	(189)	(36,856)	(53,838)

Net investment income (loss)	92	246,506	157,997

Increase (decrease) in net assets from operations:
Capital gain distributions	1,376	—	—
Realized capital gain (loss) on investments	(115)	(48,658)	(241,799)
Change in unrealized appreciation (depreciation)	4,847	137,849	453,374

Net gain (loss) on investments	6,108	89,191	211,575

Net increase (decrease) in net assets from operations	6,200	335,697	369,572

Contract owner transactions:
Variable annuity deposits	10,441	26,695	189,300
Terminations, withdrawals and annuity payments	(8,853)	(89,454)	(878,977)
Transfers between subaccounts, net	26,708	24,389	(457,985)
Maintenance charges and mortality adjustments	(87)	(651)	(13,527)

Increase (decrease) in net assets from contract transactions	28,209	(39,021)	(1,161,189)

Total increase (decrease) in net assets	34,409	296,676	(791,617)

Net assets as of December 31, 2023	$65,745	$4,120,991	$5,473,275

Investment income (loss):
Dividend distributions	542	331,576	202,916
Investment Expenses:
Mortality and expense risk and administrative charges	(262)	(47,881)	(52,294)

Net investment income (loss)	280	283,695	150,622

Increase (decrease) in net assets from operations:
Capital gain distributions	3,233	—	—
Realized capital gain (loss) on investments	2,070	(3,297)	(119,508)
Change in unrealized appreciation (depreciation)	(1,537)	(19,299)	61,979

Net gain (loss) on investments	3,766	(22,596)	(57,529)

Net increase (decrease) in net assets from operations	4,046	261,099	93,093

Contract owner transactions:
Variable annuity deposits	23,709	30,475	152,659
Terminations, withdrawals and annuity payments	(25,890)	(29,494)	(748,875)
Transfers between subaccounts, net	(594)	269,809	931,987
Maintenance charges and mortality adjustments	(129)	(470)	(11,154)

Increase (decrease) in net assets from contract transactions	(2,904)	270,320	324,617

Total increase (decrease) in net assets	1,142	531,419	417,710

Net assets as of December 31, 2024	$66,887	$4,652,410	$5,890,985

The accompanying notes are an integral part of these financial statements. 58

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond II	Fidelity® Advisor Dividend Growth
Net assets as of December 31, 2022	$2,219,013	$3,702,320	$2,039,936

Investment income (loss):
Dividend distributions	57,824	214,621	20,241
Investment Expenses:
Mortality and expense risk and administrative charges	(26,020)	(45,891)	(18,959)

Net investment income (loss)	31,804	168,730	1,282

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	42,570
Realized capital gain (loss) on investments	(54,270)	(135,055)	19,797
Change in unrealized appreciation (depreciation)	85,877	346,728	249,606

Net gain (loss) on investments	31,607	211,673	311,973

Net increase (decrease) in net assets from operations	63,411	380,403	313,255

Contract owner transactions:
Variable annuity deposits	7,155	150	15,583
Terminations, withdrawals and annuity payments	(167,112)	(384,211)	(238,199)
Transfers between subaccounts, net	(42,016)	141,966	75,510
Maintenance charges and mortality adjustments	(11,752)	(19,270)	(4,890)

Increase (decrease) in net assets from contract transactions	(213,725)	(261,365)	(151,996)

Total increase (decrease) in net assets	(150,314)	119,038	161,259

Net assets as of December 31, 2023	$2,068,699	$3,821,358	$2,201,195

Investment income (loss):
Dividend distributions	70,028	202,893	11,415
Investment Expenses:
Mortality and expense risk and administrative charges	(23,868)	(47,474)	(22,181)

Net investment income (loss)	46,160	155,419	(10,766)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	188,579
Realized capital gain (loss) on investments	(76,934)	(82,504)	120,980
Change in unrealized appreciation (depreciation)	19,380	82,380	245,453

Net gain (loss) on investments	(57,554)	(124)	555,012

Net increase (decrease) in net assets from operations	(11,394)	155,295	544,246

Contract owner transactions:
Variable annuity deposits	—	31,199	14,276
Terminations, withdrawals and annuity payments	(173,251)	(640,394)	(322,509)
Transfers between subaccounts, net	(271,937)	(49,724)	(49,314)
Maintenance charges and mortality adjustments	(10,353)	(20,265)	(4,970)

Increase (decrease) in net assets from contract transactions	(455,541)	(679,184)	(362,517)

Total increase (decrease) in net assets	(466,935)	(523,889)	181,729

Net assets as of December 31, 2024	$1,601,764	$3,297,469	$2,382,924

The accompanying notes are an integral part of these financial statements. 59

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Fidelity® Advisor International Capital Appreciation (f)	Fidelity® Advisor Leveraged Company Stock Class M-1 (d)	Fidelity® Advisor Leveraged Company Stock Class M-2 (a)(d)
Net assets as of December 31, 2022	$234,989	$65,874	$0

Investment income (loss):
Dividend distributions	—	45	0
Investment Expenses:
Mortality and expense risk and administrative charges	(2,326)	(593)	0

Net investment income (loss)	(2,326)	(548)	0

Increase (decrease) in net assets from operations:
Capital gain distributions	—	8,869	0
Realized capital gain (loss) on investments	10,513	(964)	0
Change in unrealized appreciation (depreciation)	49,802	7,546	0

Net gain (loss) on investments	60,315	15,451	0

Net increase (decrease) in net assets from operations	57,989	14,903	0

Contract owner transactions:
Variable annuity deposits	240	3,728	0
Terminations, withdrawals and annuity payments	(24,321)	(10,808)	0
Transfers between subaccounts, net	1	(352)	0
Maintenance charges and mortality adjustments	(591)	(679)	0

Increase (decrease) in net assets from contract transactions	(24,671)	(8,111)	0

Total increase (decrease) in net assets	33,318	6,792	0

Net assets as of December 31, 2023	$268,307	$72,666	$0

Investment income (loss):
Dividend distributions	836	473	197
Investment Expenses:
Mortality and expense risk and administrative charges	(2,421)	(612)	(157)

Net investment income (loss)	(1,585)	(139)	40

Increase (decrease) in net assets from operations:
Capital gain distributions	—	12,888	2,484
Realized capital gain (loss) on investments	22,486	635	5
Change in unrealized appreciation (depreciation)	(3,205)	4,696	(2,346)

Net gain (loss) on investments	19,281	18,219	143

Net increase (decrease) in net assets from operations	17,696	18,080	183

Contract owner transactions:
Variable annuity deposits	240	2,970	823
Terminations, withdrawals and annuity payments	(42,802)	(2,112)	—
Transfers between subaccounts, net	(140)	(91,489)	91,123
Maintenance charges and mortality adjustments	(594)	(115)	(37)

Increase (decrease) in net assets from contract transactions	(43,296)	(90,746)	91,909

Total increase (decrease) in net assets	(25,600)	(72,666)	92,092

Net assets as of December 31, 2024	$242,707	$—	$92,092

(a)	New subaccount. See Note 1.
(d)	Merger. See Note 1.
(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 60

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Fidelity® Advisor New Insights	Fidelity® Advisor Real Estate	Fidelity® Advisor Stock Selector Mid Cap
Net assets as of December 31, 2022	$194,048	$1,264,915	$2,274,317

Investment income (loss):
Dividend distributions	16	25,662	8,235
Investment Expenses:
Mortality and expense risk and administrative charges	(2,099)	(11,602)	(20,263)

Net investment income (loss)	(2,083)	14,060	(12,028)

Increase (decrease) in net assets from operations:
Capital gain distributions	16,484	—	—
Realized capital gain (loss) on investments	(534)	(54,803)	4,741
Change in unrealized appreciation (depreciation)	54,121	149,788	335,243

Net gain (loss) on investments	70,071	94,985	339,984

Net increase (decrease) in net assets from operations	67,988	109,045	327,956

Contract owner transactions:
Variable annuity deposits	11,885	33,313	42,931
Terminations, withdrawals and annuity payments	(6,390)	(122,455)	(326,641)
Transfers between subaccounts, net	4,083	142	(76,749)
Maintenance charges and mortality adjustments	(550)	(4,495)	(4,221)

Increase (decrease) in net assets from contract transactions	9,028	(93,495)	(364,680)

Total increase (decrease) in net assets	77,016	15,550	(36,724)

Net assets as of December 31, 2023	$271,064	$1,280,465	$2,237,593

Investment income (loss):
Dividend distributions	135	16,580	1,536
Investment Expenses:
Mortality and expense risk and administrative charges	(2,863)	(11,207)	(20,123)

Net investment income (loss)	(2,728)	5,373	(18,587)

Increase (decrease) in net assets from operations:
Capital gain distributions	19,919	69,910	56,500
Realized capital gain (loss) on investments	10,692	(32,167)	46,928
Change in unrealized appreciation (depreciation)	60,819	17,515	144,208

Net gain (loss) on investments	91,430	55,258	247,636

Net increase (decrease) in net assets from operations	88,702	60,631	229,049

Contract owner transactions:
Variable annuity deposits	11,548	22,108	37,959
Terminations, withdrawals and annuity payments	(60,520)	(138,939)	(278,055)
Transfers between subaccounts, net	28,295	(84,511)	(64,192)
Maintenance charges and mortality adjustments	(598)	(4,219)	(3,866)

Increase (decrease) in net assets from contract transactions	(21,275)	(205,561)	(308,154)

Total increase (decrease) in net assets	67,427	(144,930)	(79,105)

Net assets as of December 31, 2024	$338,491	$1,135,535	$2,158,488

The accompanying notes are an integral part of these financial statements. 61

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Fidelity® Advisor Value Strategies	Fidelity® VIP Balanced	Fidelity® VIP Contrafund
Net assets as of December 31, 2022	$2,048,614	$2,389,373	$13,625,278

Investment income (loss):
Dividend distributions	5,804	44,383	40,342
Investment Expenses:
Mortality and expense risk and administrative charges	(18,822)	(14,659)	(184,887)

Net investment income (loss)	(13,018)	29,724	(144,545)

Increase (decrease) in net assets from operations:
Capital gain distributions	46,890	95,286	562,319
Realized capital gain (loss) on investments	39,821	(10,995)	278,817
Change in unrealized appreciation (depreciation)	290,197	397,532	3,458,733

Net gain (loss) on investments	376,908	481,823	4,299,869

Net increase (decrease) in net assets from operations	363,890	511,547	4,155,324

Contract owner transactions:
Variable annuity deposits	34,994	503,283	144,977
Terminations, withdrawals and annuity payments	(151,216)	(243,946)	(2,219,711)
Transfers between subaccounts, net	(45,175)	(64,780)	1,247,225
Maintenance charges and mortality adjustments	(5,218)	(2,703)	(74,269)

Increase (decrease) in net assets from contract transactions	(166,615)	191,854	(901,778)

Total increase (decrease) in net assets	197,275	703,401	3,253,546

Net assets as of December 31, 2023	$2,245,889	$3,092,774	$16,878,824

Investment income (loss):
Dividend distributions	8,801	75,036	6,412
Investment Expenses:
Mortality and expense risk and administrative charges	(21,208)	(19,167)	(235,112)

Net investment income (loss)	(12,407)	55,869	(228,700)

Increase (decrease) in net assets from operations:
Capital gain distributions	222,959	112,455	2,336,440
Realized capital gain (loss) on investments	108,227	39,304	1,248,175
Change in unrealized appreciation (depreciation)	(149,456)	288,933	1,809,586

Net gain (loss) on investments	181,730	440,692	5,394,201

Net increase (decrease) in net assets from operations	169,323	496,561	5,165,501

Contract owner transactions:
Variable annuity deposits	27,395	539,272	280,088
Terminations, withdrawals and annuity payments	(309,364)	(152,142)	(1,931,560)
Transfers between subaccounts, net	92,050	779,387	(183,026)
Maintenance charges and mortality adjustments	(4,894)	(3,146)	(88,137)

Increase (decrease) in net assets from contract transactions	(194,813)	1,163,371	(1,922,635)

Total increase (decrease) in net assets	(25,490)	1,659,932	3,242,866

Net assets as of December 31, 2024	$2,220,399	$4,752,706	$20,121,690

The accompanying notes are an integral part of these financial statements. 62

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Fidelity® VIP Disciplined Small Cap	Fidelity® VIP Emerging Markets	Fidelity® VIP Equity-Income
Net assets as of December 31, 2022	$571,782	$757,701	$4,341,164

Investment income (loss):
Dividend distributions	5,867	18,679	75,798
Investment Expenses:
Mortality and expense risk and administrative charges	(1,811)	(2,630)	(33,566)

Net investment income (loss)	4,056	16,049	42,232

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	130,068
Realized capital gain (loss) on investments	(17,922)	(19,834)	2,389
Change in unrealized appreciation (depreciation)	140,146	82,514	223,949

Net gain (loss) on investments	122,224	62,680	356,406

Net increase (decrease) in net assets from operations	126,280	78,729	398,638

Contract owner transactions:
Variable annuity deposits	160,783	98,707	66,278
Terminations, withdrawals and annuity payments	(29,075)	(58,589)	(598,211)
Transfers between subaccounts, net	(50,384)	107,597	380,101
Maintenance charges and mortality adjustments	(553)	(1,357)	(12,499)

Increase (decrease) in net assets from contract transactions	80,771	146,358	(164,331)

Total increase (decrease) in net assets	207,051	225,087	234,307

Net assets as of December 31, 2023	$778,833	$982,788	$4,575,471

Investment income (loss):
Dividend distributions	7,590	16,761	93,146
Investment Expenses:
Mortality and expense risk and administrative charges	(2,203)	(3,332)	(41,637)

Net investment income (loss)	5,387	13,429	51,509

Increase (decrease) in net assets from operations:
Capital gain distributions	5,246	—	345,871
Realized capital gain (loss) on investments	(397)	(15,817)	81,038
Change in unrealized appreciation (depreciation)	113,649	62,761	182,364

Net gain (loss) on investments	118,498	46,944	609,273

Net increase (decrease) in net assets from operations	123,885	60,373	660,782

Contract owner transactions:
Variable annuity deposits	191,081	325,326	120,952
Terminations, withdrawals and annuity payments	(71,953)	(146,130)	(434,753)
Transfers between subaccounts, net	(26,054)	286,413	1,642,955
Maintenance charges and mortality adjustments	(489)	(1,267)	(13,907)

Increase (decrease) in net assets from contract transactions	92,585	464,342	1,315,247

Total increase (decrease) in net assets	216,470	524,715	1,976,029

Net assets as of December 31, 2024	$995,303	$1,507,503	$6,551,500

The accompanying notes are an integral part of these financial statements. 63

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Fidelity® VIP Growth & Income	Fidelity® VIP Growth Opportunities	Fidelity® VIP High Income
Net assets as of December 31, 2022	$5,782,799	$29,624,568	$1,138,815

Investment income (loss):
Dividend distributions	91,740	—	65,178
Investment Expenses:
Mortality and expense risk and administrative charges	(47,441)	(304,552)	(10,367)

Net investment income (loss)	44,299	(304,552)	54,811

Increase (decrease) in net assets from operations:
Capital gain distributions	240,668	—	—
Realized capital gain (loss) on investments	212,990	(421,402)	(67,171)
Change in unrealized appreciation (depreciation)	524,905	13,631,884	85,032

Net gain (loss) on investments	978,563	13,210,482	17,861

Net increase (decrease) in net assets from operations	1,022,862	12,905,930	72,672

Contract owner transactions:
Variable annuity deposits	229,790	1,114,292	104,523
Terminations, withdrawals and annuity payments	(1,050,783)	(3,785,691)	(207,559)
Transfers between subaccounts, net	534,220	1,518,630	144,042
Maintenance charges and mortality adjustments	(20,966)	(103,545)	(5,489)

Increase (decrease) in net assets from contract transactions	(307,739)	(1,256,314)	35,517

Total increase (decrease) in net assets	715,123	11,649,616	108,189

Net assets as of December 31, 2023	$6,497,922	$41,274,184	$1,247,004

Investment income (loss):
Dividend distributions	95,104	—	90,605
Investment Expenses:
Mortality and expense risk and administrative charges	(53,637)	(392,881)	(11,564)

Net investment income (loss)	41,467	(392,881)	79,041

Increase (decrease) in net assets from operations:
Capital gain distributions	511,375	—	—
Realized capital gain (loss) on investments	194,062	1,940,437	(3,246)
Change in unrealized appreciation (depreciation)	569,653	12,853,671	27,592

Net gain (loss) on investments	1,275,090	14,794,108	24,346

Net increase (decrease) in net assets from operations	1,316,557	14,401,227	103,387

Contract owner transactions:
Variable annuity deposits	497,933	1,354,065	34,340
Terminations, withdrawals and annuity payments	(568,357)	(4,204,999)	(61,483)
Transfers between subaccounts, net	497,246	(2,554,378)	164,040
Maintenance charges and mortality adjustments	(20,521)	(128,576)	(3,998)

Increase (decrease) in net assets from contract transactions	406,301	(5,533,888)	132,899

Total increase (decrease) in net assets	1,722,858	8,867,339	236,286

Net assets as of December 31, 2024	$8,220,780	$50,141,523	$1,483,290

The accompanying notes are an integral part of these financial statements. 64

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Fidelity® VIP Index 500	Fidelity® VIP Investment Grade Bond	Fidelity® VIP Mid Cap
Net assets as of December 31, 2022	$19,433,936	$5,347,190	$723,544

Investment income (loss):
Dividend distributions	278,622	167,650	2,618
Investment Expenses:
Mortality and expense risk and administrative charges	(225,836)	(55,093)	(3,030)

Net investment income (loss)	52,786	112,557	(412)

Increase (decrease) in net assets from operations:
Capital gain distributions	196,614	—	19,694
Realized capital gain (loss) on investments	886,902	(198,017)	(14,688)
Change in unrealized appreciation (depreciation)	3,589,176	428,506	90,874

Net gain (loss) on investments	4,672,692	230,489	95,880

Net increase (decrease) in net assets from operations	4,725,478	343,046	95,468

Contract owner transactions:
Variable annuity deposits	678,854	558,490	60
Terminations, withdrawals and annuity payments	(2,443,982)	(612,736)	(225,780)
Transfers between subaccounts, net	1,786,428	1,703,543	(17,989)
Maintenance charges and mortality adjustments	(92,566)	(24,940)	(983)

Increase (decrease) in net assets from contract transactions	(71,266)	1,624,357	(244,692)

Total increase (decrease) in net assets	4,654,212	1,967,403	(149,224)

Net assets as of December 31, 2023	$24,088,148	$7,314,593	$574,320

Investment income (loss):
Dividend distributions	290,755	261,656	2,838
Investment Expenses:
Mortality and expense risk and administrative charges	(272,461)	(55,909)	(5,049)

Net investment income (loss)	18,294	205,747	(2,211)

Increase (decrease) in net assets from operations:
Capital gain distributions	17,193	—	106,444
Realized capital gain (loss) on investments	2,418,183	(198,672)	46,390
Change in unrealized appreciation (depreciation)	3,005,606	29,169	(21,286)

Net gain (loss) on investments	5,440,982	(169,503)	131,548

Net increase (decrease) in net assets from operations	5,459,276	36,244	129,337

Contract owner transactions:
Variable annuity deposits	3,033,896	945,003	345,373
Terminations, withdrawals and annuity payments	(4,186,742)	(797,528)	(44,493)
Transfers between subaccounts, net	271,811	303,699	(78,519)
Maintenance charges and mortality adjustments	(106,981)	(21,516)	(959)

Increase (decrease) in net assets from contract transactions	(988,016)	429,658	221,402

Total increase (decrease) in net assets	4,471,260	465,902	350,739

Net assets as of December 31, 2024	$28,559,408	$7,780,495	$925,059

The accompanying notes are an integral part of these financial statements. 65

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Fidelity® VIP Overseas	Fidelity® VIP Real Estate	Fidelity® VIP Strategic Income
Net assets as of December 31, 2022	$5,364,010	$187,608	$1,152,232

Investment income (loss):
Dividend distributions	41,223	4,010	64,076
Investment Expenses:
Mortality and expense risk and administrative charges	(40,219)	(548)	(3,559)

Net investment income (loss)	1,004	3,462	60,517

Increase (decrease) in net assets from operations:
Capital gain distributions	13,812	8,074	—
Realized capital gain (loss) on investments	33,899	(6,698)	(16,569)
Change in unrealized appreciation (depreciation)	904,228	12,366	67,612

Net gain (loss) on investments	951,939	13,742	51,043

Net increase (decrease) in net assets from operations	952,943	17,204	111,560

Contract owner transactions:
Variable annuity deposits	221,142	13,658	309,607
Terminations, withdrawals and annuity payments	(825,470)	(18,866)	(141,147)
Transfers between subaccounts, net	(285,823)	(12,230)	71,585
Maintenance charges and mortality adjustments	(13,928)	(205)	(1,225)

Increase (decrease) in net assets from contract transactions	(904,079)	(17,643)	238,820

Total increase (decrease) in net assets	48,864	(439)	350,380

Net assets as of December 31, 2023	$5,412,874	$187,169	$1,502,612

Investment income (loss):
Dividend distributions	80,938	8,765	75,051
Investment Expenses:
Mortality and expense risk and administrative charges	(42,061)	(593)	(5,610)

Net investment income (loss)	38,877	8,172	69,441

Increase (decrease) in net assets from operations:
Capital gain distributions	266,126	—	—
Realized capital gain (loss) on investments	146,523	(738)	(3,722)
Change in unrealized appreciation (depreciation)	(213,014)	5,834	45,021

Net gain (loss) on investments	199,635	5,096	41,299

Net increase (decrease) in net assets from operations	238,512	13,268	110,740

Contract owner transactions:
Variable annuity deposits	615,737	35,654	160,850
Terminations, withdrawals and annuity payments	(830,076)	(8,698)	(89,840)
Transfers between subaccounts, net	401,726	(273)	449,654
Maintenance charges and mortality adjustments	(13,166)	(198)	(1,604)

Increase (decrease) in net assets from contract transactions	174,221	26,485	519,060

Total increase (decrease) in net assets	412,733	39,753	629,800

Net assets as of December 31, 2024	$5,825,607	$226,922	$2,132,412

The accompanying notes are an integral part of these financial statements. 66

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Franklin Allocation VIP Fund	Franklin DynaTech VIP	Franklin Growth and Income VIP Fund
Net assets as of December 31, 2022	$2,100,585	$89,311	$586,176

Investment income (loss):
Dividend distributions	26,749	—	13,086
Investment Expenses:
Mortality and expense risk and administrative charges	(15,512)	(1,060)	(5,581)

Net investment income (loss)	11,237	(1,060)	7,505

Increase (decrease) in net assets from operations:
Capital gain distributions	33,204	—	31,741
Realized capital gain (loss) on investments	(94,013)	(955)	(2,989)
Change in unrealized appreciation (depreciation)	317,466	40,301	10,330

Net gain (loss) on investments	256,657	39,346	39,082

Net increase (decrease) in net assets from operations	267,894	38,286	46,587

Contract owner transactions:
Variable annuity deposits	6,305	—	—
Terminations, withdrawals and annuity payments	(280,343)	(674)	(1,382)
Transfers between subaccounts, net	(1,886)	13,802	—
Maintenance charges and mortality adjustments	(12,990)	(226)	(185)

Increase (decrease) in net assets from contract transactions	(288,914)	12,902	(1,567)

Total increase (decrease) in net assets	(21,020)	51,188	45,020

Net assets as of December 31, 2023	$2,079,565	$140,499	$631,196

Investment income (loss):
Dividend distributions	38,966	—	15,727
Investment Expenses:
Mortality and expense risk and administrative charges	(15,626)	(1,489)	(6,607)

Net investment income (loss)	23,340	(1,489)	9,120

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	13,390
Realized capital gain (loss) on investments	(42,259)	(181)	(2,059)
Change in unrealized appreciation (depreciation)	182,126	42,672	86,000

Net gain (loss) on investments	139,867	42,491	97,331

Net increase (decrease) in net assets from operations	163,207	41,002	106,451

Contract owner transactions:
Variable annuity deposits	5,248	—	—
Terminations, withdrawals and annuity payments	(162,376)	(911)	(1,617)
Transfers between subaccounts, net	(108,833)	—	—
Maintenance charges and mortality adjustments	(6,123)	(304)	(112)

Increase (decrease) in net assets from contract transactions	(272,084)	(1,215)	(1,729)

Total increase (decrease) in net assets	(108,877)	39,787	104,722

Net assets as of December 31, 2024	$1,970,688	$180,286	$735,918

The accompanying notes are an integral part of these financial statements. 67

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund
Net assets as of December 31, 2022	$11,597,334	$—	$8,189,595

Investment income (loss):
Dividend distributions	573,747	—	196,292
Investment Expenses:
Mortality and expense risk and administrative charges	(89,116)	(108)	(64,623)

Net investment income (loss)	484,631	(108)	131,669

Increase (decrease) in net assets from operations:
Capital gain distributions	695,565	—	427,181
Realized capital gain (loss) on investments	(216,796)	3	(120,996)
Change in unrealized appreciation (depreciation)	(154,569)	2,517	1,012,611

Net gain (loss) on investments	324,200	2,520	1,318,796

Net increase (decrease) in net assets from operations	808,831	2,412	1,450,465

Contract owner transactions:
Variable annuity deposits	582,498	22,270	52,063
Terminations, withdrawals and annuity payments	(1,739,006)	—	(1,016,851)
Transfers between subaccounts, net	(337,636)	(423)	(491,603)
Maintenance charges and mortality adjustments	(39,347)	(27)	(39,540)

Increase (decrease) in net assets from contract transactions	(1,533,491)	21,820	(1,495,931)

Total increase (decrease) in net assets	(724,660)	24,232	(45,466)

Net assets as of December 31, 2023	$10,872,674	$24,232	$8,144,129

Investment income (loss):
Dividend distributions	604,133	—	136,131
Investment Expenses:
Mortality and expense risk and administrative charges	(94,644)	(356)	(63,464)

Net investment income (loss)	509,489	(356)	72,667

Increase (decrease) in net assets from operations:
Capital gain distributions	49,497	3,063	572,030
Realized capital gain (loss) on investments	(61,089)	81	28,581
Change in unrealized appreciation (depreciation)	250,290	3,195	(355,475)

Net gain (loss) on investments	238,698	6,339	245,136

Net increase (decrease) in net assets from operations	748,187	5,983	317,803

Contract owner transactions:
Variable annuity deposits	86,022	—	59,501
Terminations, withdrawals and annuity payments	(1,173,918)	—	(1,027,591)
Transfers between subaccounts, net	(548,632)	—	207,754
Maintenance charges and mortality adjustments	(38,957)	(101)	(36,886)

Increase (decrease) in net assets from contract transactions	(1,675,485)	(101)	(797,222)

Total increase (decrease) in net assets	(927,298)	5,882	(479,419)

Net assets as of December 31, 2024	$9,945,376	$30,114	$7,664,710

The accompanying notes are an integral part of these financial statements. 68

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund
Net assets as of December 31, 2022	$14,320	$854,686	$3,294,004

Investment income (loss):
Dividend distributions	664	7,994	17,176
Investment Expenses:
Mortality and expense risk and administrative charges	(370)	(6,680)	(25,299)

Net investment income (loss)	294	1,314	(8,123)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,056	91,750	186,202
Realized capital gain (loss) on investments	(4,090)	(2,955)	(168,632)
Change in unrealized appreciation (depreciation)	1,825	1,131	421,074

Net gain (loss) on investments	791	89,926	438,644

Net increase (decrease) in net assets from operations	1,085	91,240	430,521

Contract owner transactions:
Variable annuity deposits	8,000	—	182,971
Terminations, withdrawals and annuity payments	(17,996)	(55,661)	(321,041)
Transfers between subaccounts, net	19,375	(8,489)	191,460
Maintenance charges and mortality adjustments	(117)	(1,555)	(10,286)

Increase (decrease) in net assets from contract transactions	9,262	(65,705)	43,104

Total increase (decrease) in net assets	10,347	25,535	473,625

Net assets as of December 31, 2023	$24,667	$880,221	$3,767,629

Investment income (loss):
Dividend distributions	522	10,837	37,478
Investment Expenses:
Mortality and expense risk and administrative charges	(278)	(7,518)	(33,510)

Net investment income (loss)	244	3,319	3,968

Increase (decrease) in net assets from operations:
Capital gain distributions	542	51,560	92,634
Realized capital gain (loss) on investments	(8)	1,027	(16,750)
Change in unrealized appreciation (depreciation)	1,674	38,768	369,817

Net gain (loss) on investments	2,208	91,355	445,701

Net increase (decrease) in net assets from operations	2,452	94,674	449,669

Contract owner transactions:
Variable annuity deposits	—	152,801	162,477
Terminations, withdrawals and annuity payments	(444)	(2,463)	(335,133)
Transfers between subaccounts, net	—	(22,220)	1,684,805
Maintenance charges and mortality adjustments	(51)	(1,615)	(11,420)

Increase (decrease) in net assets from contract transactions	(495)	126,503	1,500,729

Total increase (decrease) in net assets	1,957	221,177	1,950,398

Net assets as of December 31, 2024	$26,624	$1,101,398	$5,718,027

The accompanying notes are an integral part of these financial statements. 69

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Franklin Small- Mid Cap Growth VIP Fund	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund
Net assets as of December 31, 2022	$2,204,951	$1,839,031	$219,450

Investment income (loss):
Dividend distributions	—	79,085	3,149
Investment Expenses:
Mortality and expense risk and administrative charges	(33,591)	(13,857)	(880)

Net investment income (loss)	(33,591)	65,228	2,269

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(220,632)	(70,255)	(11,848)
Change in unrealized appreciation (depreciation)	839,928	128,721	16,473

Net gain (loss) on investments	619,296	58,466	4,625

Net increase (decrease) in net assets from operations	585,705	123,694	6,894

Contract owner transactions:
Variable annuity deposits	92,066	97,884	7,590
Terminations, withdrawals and annuity payments	(301,648)	(258,050)	(93,637)
Transfers between subaccounts, net	265,152	(56,605)	74,634
Maintenance charges and mortality adjustments	(14,321)	(2,608)	(367)

Increase (decrease) in net assets from contract transactions	41,249	(219,379)	(11,780)

Total increase (decrease) in net assets	626,954	(95,685)	(4,886)

Net assets as of December 31, 2023	$2,831,905	$1,743,346	$214,564

Investment income (loss):
Dividend distributions	—	65,799	5,790
Investment Expenses:
Mortality and expense risk and administrative charges	(33,309)	(11,903)	(2,063)

Net investment income (loss)	(33,309)	53,896	3,727

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(86,036)	(60,650)	(13,535)
Change in unrealized appreciation (depreciation)	364,737	50,893	571

Net gain (loss) on investments	278,701	(9,757)	(12,964)

Net increase (decrease) in net assets from operations	245,392	44,139	(9,237)

Contract owner transactions:
Variable annuity deposits	96,222	54,776	97,124
Terminations, withdrawals and annuity payments	(374,774)	(162,500)	(43,091)
Transfers between subaccounts, net	(218,496)	(170,015)	369,055
Maintenance charges and mortality adjustments	(14,604)	(3,562)	(552)

Increase (decrease) in net assets from contract transactions	(511,652)	(281,301)	422,536

Total increase (decrease) in net assets	(266,260)	(237,162)	413,299

Net assets as of December 31, 2024	$2,565,645	$1,506,184	$627,863

The accompanying notes are an integral part of these financial statements. 70

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Goldman Sachs Emerging Markets Equity	Goldman Sachs Government Income	Goldman Sachs VIT International Equity Insights
Net assets as of December 31, 2022	$1,605,992	$1,606,249	$75,665

Investment income (loss):
Dividend distributions	8,735	32,403	3,068
Investment Expenses:
Mortality and expense risk and administrative charges	(11,335)	(13,827)	(571)

Net investment income (loss)	(2,600)	18,576	2,497

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	721	(48,379)	(268)
Change in unrealized appreciation (depreciation)	76,386	73,053	14,283

Net gain (loss) on investments	77,107	24,674	14,015

Net increase (decrease) in net assets from operations	74,507	43,250	16,512

Contract owner transactions:
Variable annuity deposits	41,796	48,548	54,913
Terminations, withdrawals and annuity payments	(96,678)	(244,252)	(2,346)
Transfers between subaccounts, net	(659,558)	(11,489)	(10)
Maintenance charges and mortality adjustments	(3,047)	(5,581)	(188)

Increase (decrease) in net assets from contract transactions	(717,487)	(212,774)	52,369

Total increase (decrease) in net assets	(642,980)	(169,524)	68,881

Net assets as of December 31, 2023	$963,012	$1,436,725	$144,546

Investment income (loss):
Dividend distributions	7,527	30,225	4,644
Investment Expenses:
Mortality and expense risk and administrative charges	(9,918)	(11,431)	(1,013)

Net investment income (loss)	(2,391)	18,794	3,631

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	5,952
Realized capital gain (loss) on investments	12,620	(52,825)	1,979
Change in unrealized appreciation (depreciation)	62,207	22,751	(2,739)

Net gain (loss) on investments	74,827	(30,074)	5,192

Net increase (decrease) in net assets from operations	72,436	(11,280)	8,823

Contract owner transactions:
Variable annuity deposits	30,979	25,309	15,467
Terminations, withdrawals and annuity payments	(129,889)	(279,059)	(3,965)
Transfers between subaccounts, net	174,839	(26,523)	1,018
Maintenance charges and mortality adjustments	(2,966)	(5,913)	(256)

Increase (decrease) in net assets from contract transactions	72,963	(286,186)	12,264

Total increase (decrease) in net assets	145,399	(297,466)	21,087

Net assets as of December 31, 2024	$1,108,411	$1,139,259	$165,633

The accompanying notes are an integral part of these financial statements. 71

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Goldman Sachs VIT Large Cap Value	Goldman Sachs VIT Mid Cap Growth Fund	Goldman Sachs VIT Mid Cap Value
Net assets as of December 31, 2022	$4,108	$228,884	$445,401

Investment income (loss):
Dividend distributions	—	—	3,213
Investment Expenses:
Mortality and expense risk and administrative charges	(97)	(600)	(3,760)

Net investment income (loss)	(97)	(600)	(547)

Increase (decrease) in net assets from operations:
Capital gain distributions	1	1,617	10,894
Realized capital gain (loss) on investments	1,202	(8,993)	(5,955)
Change in unrealized appreciation (depreciation)	(323)	47,834	39,170

Net gain (loss) on investments	880	40,458	44,109

Net increase (decrease) in net assets from operations	783	39,858	43,562

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(17,426)	(21,435)
Transfers between subaccounts, net	(4,886)	(2,001)	(689)
Maintenance charges and mortality adjustments	(5)	(940)	(1,360)

Increase (decrease) in net assets from contract transactions	(4,891)	(20,367)	(23,484)

Total increase (decrease) in net assets	(4,108)	19,491	20,078

Net assets as of December 31, 2023	$—	$248,375	$465,479

Investment income (loss):
Dividend distributions	1,874	—	3,917
Investment Expenses:
Mortality and expense risk and administrative charges	(359)	(658)	(5,367)

Net investment income (loss)	1,515	(658)	(1,450)

Increase (decrease) in net assets from operations:
Capital gain distributions	19,595	32,476	30,300
Realized capital gain (loss) on investments	28	(2,104)	(2,409)
Change in unrealized appreciation (depreciation)	(1,064)	18,805	26,438

Net gain (loss) on investments	18,559	49,177	54,329

Net increase (decrease) in net assets from operations	20,074	48,519	52,879

Contract owner transactions:
Variable annuity deposits	—	—	4,140
Terminations, withdrawals and annuity payments	—	(147)	(23,670)
Transfers between subaccounts, net	143,778	(5,666)	40,187
Maintenance charges and mortality adjustments	—	(857)	(1,597)

Increase (decrease) in net assets from contract transactions	143,778	(6,670)	19,060

Total increase (decrease) in net assets	163,852	41,849	71,939

Net assets as of December 31, 2024	$163,852	$290,224	$537,418

The accompanying notes are an integral part of these financial statements. 72

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Goldman Sachs VIT Small Cap Equity Insights	Goldman Sachs VIT Strategic Growth	Guggenheim Core Bond
Net assets as of December 31, 2022	$288,513	$171,013	$4,654,528

Investment income (loss):
Dividend distributions	2,682	—	190,115
Investment Expenses:
Mortality and expense risk and administrative charges	(3,456)	(529)	(41,718)

Net investment income (loss)	(774)	(529)	148,397

Increase (decrease) in net assets from operations:
Capital gain distributions	—	12,711	—
Realized capital gain (loss) on investments	(35,622)	(2,525)	(137,290)
Change in unrealized appreciation (depreciation)	58,090	64,249	238,605

Net gain (loss) on investments	22,468	74,435	101,315

Net increase (decrease) in net assets from operations	21,694	73,906	249,712

Contract owner transactions:
Variable annuity deposits	22,202	—	85,044
Terminations, withdrawals and annuity payments	(21,460)	(8,768)	(542,235)
Transfers between subaccounts, net	52,289	95,849	247
Maintenance charges and mortality adjustments	(297)	—	(11,406)

Increase (decrease) in net assets from contract transactions	52,734	87,081	(468,350)

Total increase (decrease) in net assets	74,428	160,987	(218,638)

Net assets as of December 31, 2023	$362,941	$332,000	$4,435,890

Investment income (loss):
Dividend distributions	2,831	—	184,943
Investment Expenses:
Mortality and expense risk and administrative charges	(880)	(752)	(39,074)

Net investment income (loss)	1,951	(752)	145,869

Increase (decrease) in net assets from operations:
Capital gain distributions	30,058	21,707	—
Realized capital gain (loss) on investments	(986)	3,042	(103,019)
Change in unrealized appreciation (depreciation)	22,088	58,478	21,363

Net gain (loss) on investments	51,160	83,227	(81,656)

Net increase (decrease) in net assets from operations	53,111	82,475	64,213

Contract owner transactions:
Variable annuity deposits	—	—	71,076
Terminations, withdrawals and annuity payments	(8,155)	(10,792)	(541,488)
Transfers between subaccounts, net	(27,060)	(111,524)	116,095
Maintenance charges and mortality adjustments	(167)	—	(8,935)

Increase (decrease) in net assets from contract transactions	(35,382)	(122,316)	(363,252)

Total increase (decrease) in net assets	17,729	(39,841)	(299,039)

Net assets as of December 31, 2024	$380,670	$292,159	$4,136,851

The accompanying notes are an integral part of these financial statements. 73

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Guggenheim Floating Rate Strategies	Guggenheim High Yield	Guggenheim Long Short Equity (e)
Net assets as of December 31, 2022	$1,533,465	$2,888,518	$306,772

Investment income (loss):
Dividend distributions	125,101	175,657	799
Investment Expenses:
Mortality and expense risk and administrative charges	(13,781)	(25,713)	(2,913)

Net investment income (loss)	111,320	149,944	(2,114)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	2,233
Realized capital gain (loss) on investments	(16,321)	(82,649)	6,166
Change in unrealized appreciation (depreciation)	72,969	223,050	29,351

Net gain (loss) on investments	56,648	140,401	37,750

Net increase (decrease) in net assets from operations	167,968	290,345	35,636

Contract owner transactions:
Variable annuity deposits	52,773	90,462	11,084
Terminations, withdrawals and annuity payments	(214,773)	(442,328)	(19,476)
Transfers between subaccounts, net	(115,989)	(25,810)	912
Maintenance charges and mortality adjustments	(3,984)	(7,519)	(1,427)

Increase (decrease) in net assets from contract transactions	(281,973)	(385,195)	(8,907)

Total increase (decrease) in net assets	(114,005)	(94,850)	26,729

Net assets as of December 31, 2023	$1,419,460	$2,793,668	$333,501

Investment income (loss):
Dividend distributions	113,284	178,706	—
Investment Expenses:
Mortality and expense risk and administrative charges	(12,605)	(25,402)	(2,038)

Net investment income (loss)	100,679	153,304	(2,038)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(6,785)	(37,732)	134,328
Change in unrealized appreciation (depreciation)	(13,720)	72,413	(104,268)

Net gain (loss) on investments	(20,505)	34,681	30,060

Net increase (decrease) in net assets from operations	80,174	187,985	28,022

Contract owner transactions:
Variable annuity deposits	34,506	56,626	4,558
Terminations, withdrawals and annuity payments	(194,617)	(235,795)	(71,429)
Transfers between subaccounts, net	28,000	2,010	(293,792)
Maintenance charges and mortality adjustments	(2,780)	(6,325)	(860)

Increase (decrease) in net assets from contract transactions	(134,891)	(183,484)	(361,523)

Total increase (decrease) in net assets	(54,717)	4,501	(333,501)

Net assets as of December 31, 2024	$1,364,743	$2,798,169	$—

(e)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements. 74

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Guggenheim Macro Opportunities	Guggenheim Managed Futures Strategy	Guggenheim Multi- Hedge Strategies
Net assets as of December 31, 2022	$11,071	$23,760	$30,204

Investment income (loss):
Dividend distributions	758	177	758
Investment Expenses:
Mortality and expense risk and administrative charges	(103)	(180)	(240)

Net investment income (loss)	655	(3)	518

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(382)	(418)	(170)
Change in unrealized appreciation (depreciation)	863	975	517

Net gain (loss) on investments	481	557	347

Net increase (decrease) in net assets from operations	1,136	554	865

Contract owner transactions:
Variable annuity deposits	—	—	240
Terminations, withdrawals and annuity payments	—	(5,809)	(5,776)
Transfers between subaccounts, net	6,077	—	—
Maintenance charges and mortality adjustments	(51)	(143)	(158)

Increase (decrease) in net assets from contract transactions	6,026	(5,952)	(5,694)

Total increase (decrease) in net assets	7,162	(5,398)	(4,829)

Net assets as of December 31, 2023	$18,233	$18,362	$25,375

Investment income (loss):
Dividend distributions	1,072	765	565
Investment Expenses:
Mortality and expense risk and administrative charges	(174)	(163)	(223)

Net investment income (loss)	898	602	342

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(4)	(161)	(139)
Change in unrealized appreciation (depreciation)	298	(541)	(1,194)

Net gain (loss) on investments	294	(702)	(1,333)

Net increase (decrease) in net assets from operations	1,192	(100)	(991)

Contract owner transactions:
Variable annuity deposits	—	—	240
Terminations, withdrawals and annuity payments	—	(2,055)	(4,313)
Transfers between subaccounts, net	7,876	(201)	—
Maintenance charges and mortality adjustments	(69)	(125)	(141)

Increase (decrease) in net assets from contract transactions	7,807	(2,381)	(4,214)

Total increase (decrease) in net assets	8,999	(2,481)	(5,205)

Net assets as of December 31, 2024	$27,232	$15,881	$20,170

The accompanying notes are an integral part of these financial statements. 75

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Guggenheim Small Cap Value (e)	Guggenheim Total Return Bond	Guggenheim VIF Alpha Opportunity (e)
Net assets as of December 31, 2022	$46,422	$347,052	$1,694,322

Investment income (loss):
Dividend distributions	516	17,176	1,989
Investment Expenses:
Mortality and expense risk and administrative charges	(448)	(3,631)	(12,953)

Net investment income (loss)	68	13,545	(10,964)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,594	—	—
Realized capital gain (loss) on investments	317	(5,223)	2,917
Change in unrealized appreciation (depreciation)	319	14,630	132,992

Net gain (loss) on investments	4,230	9,407	135,909

Net increase (decrease) in net assets from operations	4,298	22,952	124,945

Contract owner transactions:
Variable annuity deposits	5,620	22,410	43,154
Terminations, withdrawals and annuity payments	(5,545)	(29,529)	(154,591)
Transfers between subaccounts, net	4,238	69,967	(20,085)
Maintenance charges and mortality adjustments	(148)	(1,735)	(10,417)

Increase (decrease) in net assets from contract transactions	4,165	61,113	(141,939)

Total increase (decrease) in net assets	8,463	84,065	(16,994)

Net assets as of December 31, 2023	$54,885	$431,117	$1,677,328

Investment income (loss):
Dividend distributions	—	17,551	2,979
Investment Expenses:
Mortality and expense risk and administrative charges	(289)	(3,647)	(8,571)

Net investment income (loss)	(289)	13,904	(5,592)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	5,743	(24,779)	214,037
Change in unrealized appreciation (depreciation)	(5,105)	19,072	(79,719)

Net gain (loss) on investments	638	(5,707)	134,318

Net increase (decrease) in net assets from operations	349	8,197	128,726

Contract owner transactions:
Variable annuity deposits	925	16,818	5,795
Terminations, withdrawals and annuity payments	(1,256)	(44,336)	(128,881)
Transfers between subaccounts, net	(54,834)	(133,330)	(1,676,754)
Maintenance charges and mortality adjustments	(69)	(1,590)	(6,214)

Increase (decrease) in net assets from contract transactions	(55,234)	(162,438)	(1,806,054)

Total increase (decrease) in net assets	(54,885)	(154,241)	(1,677,328)

Net assets as of December 31, 2024	$—	$276,876	$—

(e)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements. 76

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Guggenheim VIF Floating Rate Strategies	Guggenheim VIF Global Managed Futures Strategy	Guggenheim VIF High Yield
Net assets as of December 31, 2022	$7,307,681	$2,153,619	$15,662,578

Investment income (loss):
Dividend distributions	272,055	47,332	859,019
Investment Expenses:
Mortality and expense risk and administrative charges	(57,405)	(8,752)	(128,218)

Net investment income (loss)	214,650	38,580	730,801

Increase (decrease) in net assets from operations:
Capital gain distributions	—	30,113	—
Realized capital gain (loss) on investments	96,436	5,627	(596,370)
Change in unrealized appreciation (depreciation)	431,979	(31,399)	1,394,359

Net gain (loss) on investments	528,415	4,341	797,989

Net increase (decrease) in net assets from operations	743,065	42,921	1,528,790

Contract owner transactions:
Variable annuity deposits	69,141	54,023	233,365
Terminations, withdrawals and annuity payments	(286,206)	(134,683)	(1,962,566)
Transfers between subaccounts, net	(192,495)	(904,652)	(316,551)
Maintenance charges and mortality adjustments	(17,707)	(4,159)	(68,066)

Increase (decrease) in net assets from contract transactions	(427,267)	(989,471)	(2,113,818)

Total increase (decrease) in net assets	315,798	(946,550)	(585,028)

Net assets as of December 31, 2023	$7,623,479	$1,207,069	$15,077,550

Investment income (loss):
Dividend distributions	610,981	46,685	885,137
Investment Expenses:
Mortality and expense risk and administrative charges	(51,047)	(7,015)	(129,519)

Net investment income (loss)	559,934	39,670	755,618

Increase (decrease) in net assets from operations:
Capital gain distributions	—	24,956	—
Realized capital gain (loss) on investments	3,044	(4,925)	(195,252)
Change in unrealized appreciation (depreciation)	(136,549)	(100,308)	400,842

Net gain (loss) on investments	(133,505)	(80,277)	205,590

Net increase (decrease) in net assets from operations	426,429	(40,607)	961,208

Contract owner transactions:
Variable annuity deposits	148,971	629,038	152,395
Terminations, withdrawals and annuity payments	(606,461)	(53,359)	(1,879,862)
Transfers between subaccounts, net	(618,187)	(31,631)	(298,527)
Maintenance charges and mortality adjustments	(17,512)	(3,631)	(59,488)

Increase (decrease) in net assets from contract transactions	(1,093,189)	540,417	(2,085,482)

Total increase (decrease) in net assets	(666,760)	499,810	(1,124,274)

Net assets as of December 31, 2024	$6,956,719	$1,706,879	$13,953,276

The accompanying notes are an integral part of these financial statements. 77

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Guggenheim VIF Long Short Equity (e)	Guggenheim VIF Managed Asset Allocation (e)	Guggenheim VIF Multi-Hedge Strategies
Net assets as of December 31, 2022	$4,344,889	$9,218,089	$3,769,037

Investment income (loss):
Dividend distributions	10,285	115,857	85,747
Investment Expenses:
Mortality and expense risk and administrative charges	(41,116)	(73,626)	(35,443)

Net investment income (loss)	(30,831)	42,231	50,304

Increase (decrease) in net assets from operations:
Capital gain distributions	—	71,054	—
Realized capital gain (loss) on investments	53,400	141,211	(33,575)
Change in unrealized appreciation (depreciation)	466,907	881,743	77,423

Net gain (loss) on investments	520,307	1,094,008	43,848

Net increase (decrease) in net assets from operations	489,476	1,136,239	94,152

Contract owner transactions:
Variable annuity deposits	67,087	40,043	13,186
Terminations, withdrawals and annuity payments	(274,387)	(1,062,482)	(524,732)
Transfers between subaccounts, net	1,387,307	(262,598)	178,996
Maintenance charges and mortality adjustments	(21,942)	(36,271)	(15,976)

Increase (decrease) in net assets from contract transactions	1,158,065	(1,321,308)	(348,526)

Total increase (decrease) in net assets	1,647,541	(185,069)	(254,374)

Net assets as of December 31, 2023	$5,992,430	$9,033,020	$3,514,663

Investment income (loss):
Dividend distributions	5,934	179,891	123,980
Investment Expenses:
Mortality and expense risk and administrative charges	(24,842)	(46,005)	(23,814)

Net investment income (loss)	(18,908)	133,886	100,166

Increase (decrease) in net assets from operations:
Capital gain distributions	—	413,850	—
Realized capital gain (loss) on investments	1,095,034	1,346,306	(61,648)
Change in unrealized appreciation (depreciation)	(713,273)	(1,304,878)	(125,992)

Net gain (loss) on investments	381,761	455,278	(187,640)

Net increase (decrease) in net assets from operations	362,853	589,164	(87,474)

Contract owner transactions:
Variable annuity deposits	75,349	119,275	48,530
Terminations, withdrawals and annuity payments	(665,735)	(626,160)	(163,783)
Transfers between subaccounts, net	(5,753,116)	(9,095,049)	(1,684,181)
Maintenance charges and mortality adjustments	(11,781)	(20,250)	(10,148)

Increase (decrease) in net assets from contract transactions	(6,355,283)	(9,622,184)	(1,809,582)

Total increase (decrease) in net assets	(5,992,430)	(9,033,020)	(1,897,056)

Net assets as of December 31, 2024	$—	$—	$1,617,607

(e)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements. 78

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Guggenheim VIF Total Return Bond	Invesco American Franchise	Invesco Comstock
Net assets as of December 31, 2022	$31,034,846	$1,230,260	$9,427,775

Investment income (loss):
Dividend distributions	1,120,590	—	156,571
Investment Expenses:
Mortality and expense risk and administrative charges	(245,505)	(13,287)	(82,140)

Net investment income (loss)	875,085	(13,287)	74,431

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	603,302
Realized capital gain (loss) on investments	(1,337,974)	4,706	161,341
Change in unrealized appreciation (depreciation)	2,116,741	490,185	152,825

Net gain (loss) on investments	778,767	494,891	917,468

Net increase (decrease) in net assets from operations	1,653,852	481,604	991,899

Contract owner transactions:
Variable annuity deposits	805,871	18,364	174,597
Terminations, withdrawals and annuity payments	(4,592,025)	(70,683)	(500,622)
Transfers between subaccounts, net	(147,209)	(1,047)	(456,474)
Maintenance charges and mortality adjustments	(86,500)	(3,537)	(19,332)

Increase (decrease) in net assets from contract transactions	(4,019,863)	(56,903)	(801,831)

Total increase (decrease) in net assets	(2,366,011)	424,701	190,068

Net assets as of December 31, 2023	$28,668,835	$1,654,961	$9,617,843

Investment income (loss):
Dividend distributions	1,141,711	—	164,763
Investment Expenses:
Mortality and expense risk and administrative charges	(241,777)	(16,155)	(89,201)

Net investment income (loss)	899,934	(16,155)	75,562

Increase (decrease) in net assets from operations:
Capital gain distributions	—	62,212	750,944
Realized capital gain (loss) on investments	(610,432)	150,402	288,851
Change in unrealized appreciation (depreciation)	370,333	309,538	156,882

Net gain (loss) on investments	(240,099)	522,152	1,196,677

Net increase (decrease) in net assets from operations	659,835	505,997	1,272,239

Contract owner transactions:
Variable annuity deposits	463,768	22,519	125,345
Terminations, withdrawals and annuity payments	(4,048,504)	(280,690)	(871,654)
Transfers between subaccounts, net	4,126,186	(178,521)	(405,160)
Maintenance charges and mortality adjustments	(84,342)	(4,704)	(20,471)

Increase (decrease) in net assets from contract transactions	457,108	(441,396)	(1,171,940)

Total increase (decrease) in net assets	1,116,943	64,601	100,299

Net assets as of December 31, 2024	$29,785,778	$1,719,562	$9,718,142

The accompanying notes are an integral part of these financial statements. 79

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco Developing Markets	Invesco Discovery	Invesco Discovery Mid Cap Growth
Net assets as of December 31, 2022	$238,464	$148,393	$1,062,661

Investment income (loss):
Dividend distributions	1,270	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(2,108)	(1,411)	(9,460)

Net investment income (loss)	(838)	(1,411)	(9,460)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(1,905)	(6,471)	(14,552)
Change in unrealized appreciation (depreciation)	27,138	30,694	140,945

Net gain (loss) on investments	25,233	24,223	126,393

Net increase (decrease) in net assets from operations	24,395	22,812	116,933

Contract owner transactions:
Variable annuity deposits	11,047	4,318	20,501
Terminations, withdrawals and annuity payments	(7,259)	(22,697)	(152,235)
Transfers between subaccounts, net	(22,981)	9,160	27,675
Maintenance charges and mortality adjustments	(834)	(409)	(2,291)

Increase (decrease) in net assets from contract transactions	(20,027)	(9,628)	(106,350)

Total increase (decrease) in net assets	4,368	13,184	10,583

Net assets as of December 31, 2023	$242,832	$161,577	$1,073,244

Investment income (loss):
Dividend distributions	13	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(2,232)	(1,757)	(9,992)

Net investment income (loss)	(2,219)	(1,757)	(9,992)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	12,810	55,356
Realized capital gain (loss) on investments	(647)	2,243	18,251
Change in unrealized appreciation (depreciation)	(3,880)	23,597	156,066

Net gain (loss) on investments	(4,527)	38,650	229,673

Net increase (decrease) in net assets from operations	(6,746)	36,893	219,681

Contract owner transactions:
Variable annuity deposits	10,001	5,605	21,693
Terminations, withdrawals and annuity payments	(24,007)	(13,174)	(110,437)
Transfers between subaccounts, net	26,981	9,984	(60,497)
Maintenance charges and mortality adjustments	(835)	(467)	(2,402)

Increase (decrease) in net assets from contract transactions	12,140	1,948	(151,643)

Total increase (decrease) in net assets	5,394	38,841	68,038

Net assets as of December 31, 2024	$248,226	$200,418	$1,141,282

The accompanying notes are an integral part of these financial statements. 80

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco Energy	Invesco Equity and Income	Invesco Global
Net assets as of December 31, 2022	$80,787	$7,889,563	$395,247

Investment income (loss):
Dividend distributions	1,936	159,550	—
Investment Expenses:
Mortality and expense risk and administrative charges	(815)	(72,598)	(4,417)

Net investment income (loss)	1,121	86,952	(4,417)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	379,411	53,118
Realized capital gain (loss) on investments	1,168	(2,374)	(2,065)
Change in unrealized appreciation (depreciation)	(3,055)	214,217	87,190

Net gain (loss) on investments	(1,887)	591,254	138,243

Net increase (decrease) in net assets from operations	(766)	678,206	133,826

Contract owner transactions:
Variable annuity deposits	3,880	159,999	17,264
Terminations, withdrawals and annuity payments	(2,687)	(825,735)	(28,803)
Transfers between subaccounts, net	13,292	296,434	34,382
Maintenance charges and mortality adjustments	(475)	(21,597)	(1,525)

Increase (decrease) in net assets from contract transactions	14,010	(390,899)	21,318

Total increase (decrease) in net assets	13,244	287,307	155,144

Net assets as of December 31, 2023	$94,031	$8,176,870	$550,391

Investment income (loss):
Dividend distributions	2,869	164,206	—
Investment Expenses:
Mortality and expense risk and administrative charges	(766)	(76,978)	(4,943)

Net investment income (loss)	2,103	87,228	(4,943)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	479,958	58,038
Realized capital gain (loss) on investments	6,581	99,743	8,964
Change in unrealized appreciation (depreciation)	(2,143)	193,918	15,907

Net gain (loss) on investments	4,438	773,619	82,909

Net increase (decrease) in net assets from operations	6,541	860,847	77,966

Contract owner transactions:
Variable annuity deposits	3,130	123,430	16,204
Terminations, withdrawals and annuity payments	(5,494)	(1,110,156)	(46,722)
Transfers between subaccounts, net	(23,249)	104,005	(53,162)
Maintenance charges and mortality adjustments	(423)	(23,415)	(1,722)

Increase (decrease) in net assets from contract transactions	(26,036)	(906,136)	(85,402)

Total increase (decrease) in net assets	(19,495)	(45,289)	(7,436)

Net assets as of December 31, 2024	$74,536	$8,131,581	$542,955

The accompanying notes are an integral part of these financial statements. 81

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco Gold & Special Minerals	Invesco Main Street Mid Cap	Invesco Oppenheimer V.I. International Growth Fund
Net assets as of December 31, 2022	$147,337	$1,279,269	$312,856

Investment income (loss):
Dividend distributions	1,256	—	1,026
Investment Expenses:
Mortality and expense risk and administrative charges	(1,385)	(14,433)	(1,160)

Net investment income (loss)	(129)	(14,433)	(134)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(106)	14,337	(4,638)
Change in unrealized appreciation (depreciation)	8,276	192,411	67,201

Net gain (loss) on investments	8,170	206,748	62,563

Net increase (decrease) in net assets from operations	8,041	192,315	62,429

Contract owner transactions:
Variable annuity deposits	1,945	24,734	18,114
Terminations, withdrawals and annuity payments	(1,029)	(133,052)	(14,423)
Transfers between subaccounts, net	(393)	259,713	(12,743)
Maintenance charges and mortality adjustments	(424)	(4,352)	(712)

Increase (decrease) in net assets from contract transactions	99	147,043	(9,764)

Total increase (decrease) in net assets	8,140	339,358	52,665

Net assets as of December 31, 2023	$155,477	$1,618,627	$365,521

Investment income (loss):
Dividend distributions	1,471	4,071	953
Investment Expenses:
Mortality and expense risk and administrative charges	(1,562)	(15,174)	(1,098)

Net investment income (loss)	(91)	(11,103)	(145)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	133,473	16,946
Realized capital gain (loss) on investments	756	56,375	(788)
Change in unrealized appreciation (depreciation)	18,421	59,352	(16,874)

Net gain (loss) on investments	19,177	249,200	(716)

Net increase (decrease) in net assets from operations	19,086	238,097	(861)

Contract owner transactions:
Variable annuity deposits	1,850	18,954	—
Terminations, withdrawals and annuity payments	(4,421)	(157,096)	(48,780)
Transfers between subaccounts, net	228	(77,919)	(57,930)
Maintenance charges and mortality adjustments	(509)	(3,951)	(534)

Increase (decrease) in net assets from contract transactions	(2,852)	(220,012)	(107,244)

Total increase (decrease) in net assets	16,234	18,085	(108,105)

Net assets as of December 31, 2024	$171,711	$1,636,712	$257,416

The accompanying notes are an integral part of these financial statements. 82

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco Small Cap Growth (f)	Invesco Technology	Invesco V.I. American Franchise Series I
Net assets as of December 31, 2022	$1,748,262	$1,174,046	$1,103,225

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(15,984)	(12,110)	(22,795)

Net investment income (loss)	(15,984)	(12,110)	(22,795)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	12,194	36,758
Realized capital gain (loss) on investments	(47,576)	(8,445)	(24,254)
Change in unrealized appreciation (depreciation)	257,963	514,181	511,205

Net gain (loss) on investments	210,387	517,930	523,709

Net increase (decrease) in net assets from operations	194,403	505,820	500,914

Contract owner transactions:
Variable annuity deposits	650	33,652	—
Terminations, withdrawals and annuity payments	(97,437)	(169,095)	(105,572)
Transfers between subaccounts, net	(12,672)	(41,105)	488,293
Maintenance charges and mortality adjustments	(4,677)	(2,442)	(11,621)

Increase (decrease) in net assets from contract transactions	(114,136)	(178,990)	371,100

Total increase (decrease) in net assets	80,267	326,830	872,014

Net assets as of December 31, 2023	$1,828,529	$1,500,876	$1,975,239

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(16,808)	(15,403)	(30,151)

Net investment income (loss)	(16,808)	(15,403)	(30,151)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	227,810	—
Realized capital gain (loss) on investments	(49,789)	65,571	153,246
Change in unrealized appreciation (depreciation)	323,613	206,329	446,115

Net gain (loss) on investments	273,824	499,710	599,361

Net increase (decrease) in net assets from operations	257,016	484,307	569,210

Contract owner transactions:
Variable annuity deposits	525	25,210	1,706
Terminations, withdrawals and annuity payments	(227,320)	(186,441)	(348,891)
Transfers between subaccounts, net	(62,384)	(16,376)	(331,678)
Maintenance charges and mortality adjustments	(4,038)	(4,643)	(14,422)

Increase (decrease) in net assets from contract transactions	(293,217)	(182,250)	(693,285)

Total increase (decrease) in net assets	(36,201)	302,057	(124,075)

Net assets as of December 31, 2024	$1,792,328	$1,802,933	$1,851,164

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 83

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. American Franchise Series II	Invesco V.I. American Value	Invesco V.I. Balanced-Risk Allocation
Net assets as of December 31, 2022	$28,141	$3,006,463	$54,077

Investment income (loss):
Dividend distributions	—	10,590	—
Investment Expenses:
Mortality and expense risk and administrative charges	(310)	(23,602)	(640)

Net investment income (loss)	(310)	(13,012)	(640)

Increase (decrease) in net assets from operations:
Capital gain distributions	383	589,829	—
Realized capital gain (loss) on investments	(7,103)	(95,530)	(173)
Change in unrealized appreciation (depreciation)	16,121	(111,062)	3,808

Net gain (loss) on investments	9,401	383,237	3,635

Net increase (decrease) in net assets from operations	9,091	370,225	2,995

Contract owner transactions:
Variable annuity deposits	600	21,731	—
Terminations, withdrawals and annuity payments	(837)	(252,482)	(91)
Transfers between subaccounts, net	(19,305)	(142,877)	4,709
Maintenance charges and mortality adjustments	(108)	(11,029)	(117)

Increase (decrease) in net assets from contract transactions	(19,650)	(384,657)	4,501

Total increase (decrease) in net assets	(10,559)	(14,432)	7,496

Net assets as of December 31, 2023	$17,582	$2,992,031	$61,573

Investment income (loss):
Dividend distributions	—	27,961	4,023
Investment Expenses:
Mortality and expense risk and administrative charges	(263)	(29,539)	(746)

Net investment income (loss)	(263)	(1,578)	3,277

Increase (decrease) in net assets from operations:
Capital gain distributions	—	83,839	—
Realized capital gain (loss) on investments	(15)	(39,115)	(116)
Change in unrealized appreciation (depreciation)	6,032	804,995	(2,712)

Net gain (loss) on investments	6,017	849,719	(2,828)

Net increase (decrease) in net assets from operations	5,754	848,141	449

Contract owner transactions:
Variable annuity deposits	—	235,332	—
Terminations, withdrawals and annuity payments	(141)	(471,131)	(401)
Transfers between subaccounts, net	4	854,698	34,145
Maintenance charges and mortality adjustments	(92)	(12,978)	(138)

Increase (decrease) in net assets from contract transactions	(229)	605,921	33,606

Total increase (decrease) in net assets	5,525	1,454,062	34,055

Net assets as of December 31, 2024	$23,107	$4,446,093	$95,628

The accompanying notes are an integral part of these financial statements. 84

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. Comstock	Invesco V.I. Core Equity	Invesco V.I. Core Plus Bond
Net assets as of December 31, 2022	$11,606,340	$21,818	$9,788,318

Investment income (loss):
Dividend distributions	174,226	4,180	262,560
Investment Expenses:
Mortality and expense risk and administrative charges	(86,441)	(4,731)	(98,799)

Net investment income (loss)	87,785	(551)	163,761

Increase (decrease) in net assets from operations:
Capital gain distributions	1,254,724	20,761	—
Realized capital gain (loss) on investments	168,888	(431)	(85,748)
Change in unrealized appreciation (depreciation)	(415,650)	63,948	444,577

Net gain (loss) on investments	1,007,962	84,278	358,829

Net increase (decrease) in net assets from operations	1,095,747	83,727	522,590

Contract owner transactions:
Variable annuity deposits	178,217	—	679,624
Terminations, withdrawals and annuity payments	(1,206,733)	(19,672)	(1,400,341)
Transfers between subaccounts, net	(95,742)	849,750	1,750,212
Maintenance charges and mortality adjustments	(39,303)	(484)	(37,566)

Increase (decrease) in net assets from contract transactions	(1,163,561)	829,594	991,929

Total increase (decrease) in net assets	(67,814)	913,321	1,514,519

Net assets as of December 31, 2023	$11,538,526	$935,139	$11,302,837

Investment income (loss):
Dividend distributions	187,545	5,093	375,367
Investment Expenses:
Mortality and expense risk and administrative charges	(97,747)	(12,052)	(109,791)

Net investment income (loss)	89,798	(6,959)	265,576

Increase (decrease) in net assets from operations:
Capital gain distributions	879,713	88,148	—
Realized capital gain (loss) on investments	213,615	191,734	7,440
Change in unrealized appreciation (depreciation)	(357,661)	(53,440)	(87,059)

Net gain (loss) on investments	735,667	226,442	(79,619)

Net increase (decrease) in net assets from operations	825,465	219,483	185,957

Contract owner transactions:
Variable annuity deposits	252,894	6,959	289,079
Terminations, withdrawals and annuity payments	(1,346,222)	(13,408)	(1,619,563)
Transfers between subaccounts, net	13,485,867	(1,107,058)	480,239
Maintenance charges and mortality adjustments	(42,208)	(959)	(33,682)

Increase (decrease) in net assets from contract transactions	12,350,331	(1,114,466)	(883,927)

Total increase (decrease) in net assets	13,175,796	(894,983)	(697,970)

Net assets as of December 31, 2024	$24,714,322	$40,156	$10,604,867

The accompanying notes are an integral part of these financial statements. 85

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. Discovery Mid Cap Growth	Invesco V.I. Equally-Weighted S&P 500	Invesco V.I. Equity and Income
Net assets as of December 31, 2022	$3,766,018	$533,408	$9,035,122

Investment income (loss):
Dividend distributions	—	7,054	151,384
Investment Expenses:
Mortality and expense risk and administrative charges	(27,082)	(2,743)	(64,114)

Net investment income (loss)	(27,082)	4,311	87,270

Increase (decrease) in net assets from operations:
Capital gain distributions	—	45,339	459,597
Realized capital gain (loss) on investments	(366,469)	(3,048)	(98,165)
Change in unrealized appreciation (depreciation)	782,966	24,313	367,976

Net gain (loss) on investments	416,497	66,604	729,408

Net increase (decrease) in net assets from operations	389,415	70,915	816,678

Contract owner transactions:
Variable annuity deposits	125,360	23,788	54,315
Terminations, withdrawals and annuity payments	(396,660)	(39,414)	(1,227,935)
Transfers between subaccounts, net	(331,015)	43,732	113,597
Maintenance charges and mortality adjustments	(11,839)	(595)	(38,215)

Increase (decrease) in net assets from contract transactions	(614,154)	27,511	(1,098,238)

Total increase (decrease) in net assets	(224,739)	98,426	(281,560)

Net assets as of December 31, 2023	$3,541,279	$631,834	$8,753,562

Investment income (loss):
Dividend distributions	—	21,926	114,608
Investment Expenses:
Mortality and expense risk and administrative charges	(31,601)	(4,342)	(58,149)

Net investment income (loss)	(31,601)	17,584	56,459

Increase (decrease) in net assets from operations:
Capital gain distributions	—	38,517	279,947
Realized capital gain (loss) on investments	(87,501)	8,241	66,401
Change in unrealized appreciation (depreciation)	913,550	49,623	401,843

Net gain (loss) on investments	826,049	96,381	748,191

Net increase (decrease) in net assets from operations	794,448	113,965	804,650

Contract owner transactions:
Variable annuity deposits	227,366	510,139	54,175
Terminations, withdrawals and annuity payments	(434,796)	(259,361)	(970,622)
Transfers between subaccounts, net	812,231	482,981	(1,456,226)
Maintenance charges and mortality adjustments	(10,227)	(877)	(33,730)

Increase (decrease) in net assets from contract transactions	594,574	732,882	(2,406,403)

Total increase (decrease) in net assets	1,389,022	846,847	(1,601,753)

Net assets as of December 31, 2024	$4,930,301	$1,478,681	$7,151,809

The accompanying notes are an integral part of these financial statements. 86

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. EVQ International Equity Fund	Invesco V.I. Global	Invesco V.I. Global Core Equity
Net assets as of December 31, 2022	$17,923,030	$3,549,784	$12,628

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(167,838)	(32,072)	(138)

Net investment income (loss)	(167,838)	(32,072)	(138)

Increase (decrease) in net assets from operations:
Capital gain distributions	13,736	482,183	—
Realized capital gain (loss) on investments	(334,563)	(67,998)	(1,185)
Change in unrealized appreciation (depreciation)	3,333,581	780,857	3,780

Net gain (loss) on investments	3,012,754	1,195,042	2,595

Net increase (decrease) in net assets from operations	2,844,916	1,162,970	2,457

Contract owner transactions:
Variable annuity deposits	287,314	121,111	—
Terminations, withdrawals and annuity payments	(2,470,127)	(354,042)	(13,417)
Transfers between subaccounts, net	440,951	(56,848)	40,019
Maintenance charges and mortality adjustments	(70,397)	(8,704)	(19)

Increase (decrease) in net assets from contract transactions	(1,812,259)	(298,483)	26,583

Total increase (decrease) in net assets	1,032,657	864,487	29,040

Net assets as of December 31, 2023	$18,955,687	$4,414,271	$41,668

Investment income (loss):
Dividend distributions	246,350	—	407
Investment Expenses:
Mortality and expense risk and administrative charges	(166,840)	(35,735)	(117)

Net investment income (loss)	79,510	(35,735)	290

Increase (decrease) in net assets from operations:
Capital gain distributions	85,310	262,609	460
Realized capital gain (loss) on investments	192,240	26,499	16
Change in unrealized appreciation (depreciation)	(250,864)	387,718	6,079

Net gain (loss) on investments	26,686	676,826	6,555

Net increase (decrease) in net assets from operations	106,196	641,091	6,845

Contract owner transactions:
Variable annuity deposits	347,545	38,920	—
Terminations, withdrawals and annuity payments	(2,944,104)	(602,029)	—
Transfers between subaccounts, net	(1,170,798)	(100,824)	—
Maintenance charges and mortality adjustments	(68,894)	(8,614)	—

Increase (decrease) in net assets from contract transactions	(3,836,251)	(672,547)	—

Total increase (decrease) in net assets	(3,730,055)	(31,456)	6,845

Net assets as of December 31, 2024	$15,225,632	$4,382,815	$48,513

The accompanying notes are an integral part of these financial statements. 87

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. Global Real Estate Series I	Invesco V.I. Global Real Estate Series II	Invesco V.I. Global Strategic Income
Net assets as of December 31, 2022	$5,603,661	$124,373	$1,927

Investment income (loss):
Dividend distributions	77,620	1,292	—
Investment Expenses:
Mortality and expense risk and administrative charges	(40,823)	(283)	(23)

Net investment income (loss)	36,797	1,009	(23)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(178,084)	(6,198)	(27)
Change in unrealized appreciation (depreciation)	562,286	16,400	184

Net gain (loss) on investments	384,202	10,202	157

Net increase (decrease) in net assets from operations	420,999	11,211	134

Contract owner transactions:
Variable annuity deposits	105,109	10,994	—
Terminations, withdrawals and annuity payments	(674,575)	(25,320)	(96)
Transfers between subaccounts, net	(24,052)	11,592	—
Maintenance charges and mortality adjustments	(22,475)	(350)	(3)

Increase (decrease) in net assets from contract transactions	(615,993)	(3,084)	(99)

Total increase (decrease) in net assets	(194,994)	8,127	35

Net assets as of December 31, 2023	$5,408,667	$132,500	$1,962

Investment income (loss):
Dividend distributions	149,503	2,721	613
Investment Expenses:
Mortality and expense risk and administrative charges	(40,832)	(293)	(391)

Net investment income (loss)	108,671	2,428	222

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(222,451)	(3,548)	(48)
Change in unrealized appreciation (depreciation)	(100,988)	(2,440)	1,484

Net gain (loss) on investments	(323,439)	(5,988)	1,436

Net increase (decrease) in net assets from operations	(214,768)	(3,560)	1,658

Contract owner transactions:
Variable annuity deposits	81,705	—	—
Terminations, withdrawals and annuity payments	(777,391)	(21,144)	(21,331)
Transfers between subaccounts, net	473,763	(7,450)	195,449
Maintenance charges and mortality adjustments	(21,017)	(268)	(79)

Increase (decrease) in net assets from contract transactions	(242,940)	(28,862)	174,039

Total increase (decrease) in net assets	(457,708)	(32,422)	175,697

Net assets as of December 31, 2024	$4,950,959	$100,078	$177,659

The accompanying notes are an integral part of these financial statements. 88

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. Government Money Market	Invesco V.I. Government Securities	Invesco V.I. Growth and Income
Net assets as of December 31, 2022	$41,003,737	$10,071,936	$15,299

Investment income (loss):
Dividend distributions	1,623,792	170,244	506
Investment Expenses:
Mortality and expense risk and administrative charges	(283,784)	(80,288)	(241)

Net investment income (loss)	1,340,008	89,956	265

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	4,952
Realized capital gain (loss) on investments	—	(340,234)	(25)
Change in unrealized appreciation (depreciation)	—	580,686	(1,274)

Net gain (loss) on investments	—	240,452	3,653

Net increase (decrease) in net assets from operations	1,340,008	330,408	3,918

Contract owner transactions:
Variable annuity deposits	2,650,996	80,267	—
Terminations, withdrawals and annuity payments	(6,742,967)	(1,437,375)	(166)
Transfers between subaccounts, net	(3,033,112)	468,415	22,174
Maintenance charges and mortality adjustments	(141,592)	(55,289)	(69)

Increase (decrease) in net assets from contract transactions	(7,266,675)	(943,982)	21,939

Total increase (decrease) in net assets	(5,926,667)	(613,574)	25,857

Net assets as of December 31, 2023	$35,077,070	$9,458,362	$41,156

Investment income (loss):
Dividend distributions	1,795,340	227,827	535
Investment Expenses:
Mortality and expense risk and administrative charges	(310,387)	(75,012)	(296)

Net investment income (loss)	1,484,953	152,815	239

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	2,749
Realized capital gain (loss) on investments	—	(123,622)	104
Change in unrealized appreciation (depreciation)	—	(5,460)	2,876

Net gain (loss) on investments	—	(129,082)	5,729

Net increase (decrease) in net assets from operations	1,484,953	23,733	5,968

Contract owner transactions:
Variable annuity deposits	1,049,316	34,193	1,683
Terminations, withdrawals and annuity payments	(7,017,366)	(1,072,351)	(3,671)
Transfers between subaccounts, net	9,702,517	954,603	10
Maintenance charges and mortality adjustments	(121,420)	(50,306)	(87)

Increase (decrease) in net assets from contract transactions	3,613,047	(133,861)	(2,065)

Total increase (decrease) in net assets	5,098,000	(110,128)	3,903

Net assets as of December 31, 2024	$40,175,070	$9,348,234	$45,059

The accompanying notes are an integral part of these financial statements. 89

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. Health Care Series I	Invesco V.I. Health Care Series II	Invesco V.I. Main Street Mid Cap Fund®
Net assets as of December 31, 2022	$7,393,775	$191,553	$7,926,380

Investment income (loss):
Dividend distributions	—	—	3,125
Investment Expenses:
Mortality and expense risk and administrative charges	(46,356)	(2,320)	(69,801)

Net investment income (loss)	(46,356)	(2,320)	(66,676)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(204,623)	(37)	(404,135)
Change in unrealized appreciation (depreciation)	349,023	5,238	1,430,013

Net gain (loss) on investments	144,400	5,201	1,025,878

Net increase (decrease) in net assets from operations	98,044	2,881	959,202

Contract owner transactions:
Variable annuity deposits	44,415	—	167,724
Terminations, withdrawals and annuity payments	(853,418)	—	(1,413,312)
Transfers between subaccounts, net	(1,043,984)	—	475,406
Maintenance charges and mortality adjustments	(32,007)	(54)	(31,676)

Increase (decrease) in net assets from contract transactions	(1,884,994)	(54)	(801,858)

Total increase (decrease) in net assets	(1,786,950)	2,827	157,344

Net assets as of December 31, 2023	$5,606,825	$194,380	$8,083,724

Investment income (loss):
Dividend distributions	—	—	10,815
Investment Expenses:
Mortality and expense risk and administrative charges	(45,956)	(1,614)	(71,584)

Net investment income (loss)	(45,956)	(1,614)	(60,769)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	216,550
Realized capital gain (loss) on investments	86,865	9,944	(113,430)
Change in unrealized appreciation (depreciation)	161,819	1,370	1,045,008

Net gain (loss) on investments	248,684	11,314	1,148,128

Net increase (decrease) in net assets from operations	202,728	9,700	1,087,359

Contract owner transactions:
Variable annuity deposits	153,352	—	77,851
Terminations, withdrawals and annuity payments	(1,132,833)	(72,992)	(801,352)
Transfers between subaccounts, net	478,769	(35,331)	983,291
Maintenance charges and mortality adjustments	(24,458)	(57)	(29,763)

Increase (decrease) in net assets from contract transactions	(525,170)	(108,380)	230,027

Total increase (decrease) in net assets	(322,442)	(98,680)	1,317,386

Net assets as of December 31, 2024	$5,284,383	$95,700	$9,401,110

The accompanying notes are an integral part of these financial statements. 90

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Invesco V.I. Main Street Small Cap Fund®	Invesco V.I. Small Cap Equity	Invesco Value Opportunities
Net assets as of December 31, 2022	$12,024,180	$25,840	$2,265,000

Investment income (loss):
Dividend distributions	105,244	—	5,143
Investment Expenses:
Mortality and expense risk and administrative charges	(107,903)	(281)	(20,666)

Net investment income (loss)	(2,659)	(281)	(15,523)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,478	51,037
Realized capital gain (loss) on investments	(17,302)	(112)	56,265
Change in unrealized appreciation (depreciation)	1,816,889	10,190	225,212

Net gain (loss) on investments	1,799,587	12,556	332,514

Net increase (decrease) in net assets from operations	1,796,928	12,275	316,991

Contract owner transactions:
Variable annuity deposits	66,945	—	47,849
Terminations, withdrawals and annuity payments	(1,698,591)	(1,428)	(168,086)
Transfers between subaccounts, net	(120,348)	91,276	74,564
Maintenance charges and mortality adjustments	(59,738)	(169)	(4,043)

Increase (decrease) in net assets from contract transactions	(1,811,732)	89,679	(49,716)

Total increase (decrease) in net assets	(14,804)	101,954	267,275

Net assets as of December 31, 2023	$12,009,376	$127,794	$2,532,275

Investment income (loss):
Dividend distributions	—	—	10,769
Investment Expenses:
Mortality and expense risk and administrative charges	(120,260)	(199)	(24,143)

Net investment income (loss)	(120,260)	(199)	(13,374)

Increase (decrease) in net assets from operations:
Capital gain distributions	479,694	3,335	189,329
Realized capital gain (loss) on investments	492,025	6,404	224,873
Change in unrealized appreciation (depreciation)	600,336	4,374	273,203

Net gain (loss) on investments	1,572,055	14,113	687,405

Net increase (decrease) in net assets from operations	1,451,795	13,914	674,031

Contract owner transactions:
Variable annuity deposits	187,407	—	35,753
Terminations, withdrawals and annuity payments	(1,606,900)	(17,268)	(424,544)
Transfers between subaccounts, net	271,786	(70,965)	(163,836)
Maintenance charges and mortality adjustments	(55,320)	(147)	(3,818)

Increase (decrease) in net assets from contract transactions	(1,203,027)	(88,380)	(556,445)

Total increase (decrease) in net assets	248,768	(74,466)	117,586

Net assets as of December 31, 2024	$12,258,144	$53,328	$2,649,861

The accompanying notes are an integral part of these financial statements. 91

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Janus Henderson Adaptive Risk Managed U.S. Equity	Janus Henderson Mid Cap Value	Janus Henderson Overseas
Net assets as of December 31, 2022	$750,378	$60,873	$3,488,329

Investment income (loss):
Dividend distributions	2,591	483	43,753
Investment Expenses:
Mortality and expense risk and administrative charges	(6,550)	(564)	(35,371)

Net investment income (loss)	(3,959)	(81)	8,382

Increase (decrease) in net assets from operations:
Capital gain distributions	22,056	4,958	—
Realized capital gain (loss) on investments	(32,824)	(174)	71,668
Change in unrealized appreciation (depreciation)	108,487	1,251	268,256

Net gain (loss) on investments	97,719	6,035	339,924

Net increase (decrease) in net assets from operations	93,760	5,954	348,306

Contract owner transactions:
Variable annuity deposits	22,754	2,057	77,387
Terminations, withdrawals and annuity payments	(129,622)	(2,274)	(302,518)
Transfers between subaccounts, net	(12,828)	383	543,893
Maintenance charges and mortality adjustments	(1,393)	(81)	(10,058)

Increase (decrease) in net assets from contract transactions	(121,089)	85	308,704

Total increase (decrease) in net assets	(27,329)	6,039	657,010

Net assets as of December 31, 2023	$723,049	$66,912	$4,145,339

Investment income (loss):
Dividend distributions	—	170	47,885
Investment Expenses:
Mortality and expense risk and administrative charges	(6,608)	(558)	(39,215)

Net investment income (loss)	(6,608)	(388)	8,670

Increase (decrease) in net assets from operations:
Capital gain distributions	18,894	3,869	—
Realized capital gain (loss) on investments	5,725	2,296	158,867
Change in unrealized appreciation (depreciation)	124,825	1,923	38,257

Net gain (loss) on investments	149,444	8,088	197,124

Net increase (decrease) in net assets from operations	142,836	7,700	205,794

Contract owner transactions:
Variable annuity deposits	16,238	1,435	82,969
Terminations, withdrawals and annuity payments	(134,999)	(29,256)	(459,225)
Transfers between subaccounts, net	(21,861)	(63)	(234,132)
Maintenance charges and mortality adjustments	(968)	(544)	(10,547)

Increase (decrease) in net assets from contract transactions	(141,590)	(28,428)	(620,935)

Total increase (decrease) in net assets	1,246	(20,728)	(415,141)

Net assets as of December 31, 2024	$724,295	$46,184	$3,730,198

The accompanying notes are an integral part of these financial statements. 92

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Janus Henderson VIT Enterprise	Janus Henderson VIT Mid Cap Value	Janus Henderson VIT Overseas
Net assets as of December 31, 2022	$25,323,958	$207,238	$365,923

Investment income (loss):
Dividend distributions	23,849	2,557	6,911
Investment Expenses:
Mortality and expense risk and administrative charges	(224,707)	(1,213)	(4,254)

Net investment income (loss)	(200,858)	1,344	2,657

Increase (decrease) in net assets from operations:
Capital gain distributions	2,040,018	5,585	—
Realized capital gain (loss) on investments	172,806	(161)	32,129
Change in unrealized appreciation (depreciation)	2,098,919	26,308	34,120

Net gain (loss) on investments	4,311,743	31,732	66,249

Net increase (decrease) in net assets from operations	4,110,885	33,076	68,906

Contract owner transactions:
Variable annuity deposits	754,199	25,302	8,353
Terminations, withdrawals and annuity payments	(3,441,662)	(2,145)	(13,783)
Transfers between subaccounts, net	719,878	89,608	176,883
Maintenance charges and mortality adjustments	(96,281)	(230)	(404)

Increase (decrease) in net assets from contract transactions	(2,063,866)	112,535	171,049

Total increase (decrease) in net assets	2,047,019	145,611	239,955

Net assets as of December 31, 2023	$27,370,977	$352,849	$605,878

Investment income (loss):
Dividend distributions	182,475	2,679	8,730
Investment Expenses:
Mortality and expense risk and administrative charges	(250,857)	(2,836)	(2,585)

Net investment income (loss)	(68,382)	(157)	6,145

Increase (decrease) in net assets from operations:
Capital gain distributions	1,283,314	17,781	—
Realized capital gain (loss) on investments	801,669	15,227	2,645
Change in unrealized appreciation (depreciation)	1,886,878	10,158	23,583

Net gain (loss) on investments	3,971,861	43,166	26,228

Net increase (decrease) in net assets from operations	3,903,479	43,009	32,373

Contract owner transactions:
Variable annuity deposits	650,163	—	15,467
Terminations, withdrawals and annuity payments	(4,456,641)	(39,394)	(10,283)
Transfers between subaccounts, net	866,084	(48,748)	3,973
Maintenance charges and mortality adjustments	(98,494)	(287)	(259)

Increase (decrease) in net assets from contract transactions	(3,038,888)	(88,429)	8,898

Total increase (decrease) in net assets	864,591	(45,420)	41,271

Net assets as of December 31, 2024	$28,235,568	$307,429	$647,149

The accompanying notes are an integral part of these financial statements. 93

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Janus Henderson VIT Research	Lord Abbett Series Bond-Debenture VC	Lord Abbett Series Developing Growth VC
Net assets as of December 31, 2022	$10,042,715	$4,202,378	$1,418,892

Investment income (loss):
Dividend distributions	7,242	213,989	—
Investment Expenses:
Mortality and expense risk and administrative charges	(98,892)	(30,275)	(9,475)

Net investment income (loss)	(91,650)	183,714	(9,475)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	325,199	(135,474)	(241,826)
Change in unrealized appreciation (depreciation)	3,843,236	187,753	351,650

Net gain (loss) on investments	4,168,435	52,279	109,824

Net increase (decrease) in net assets from operations	4,076,785	235,993	100,349

Contract owner transactions:
Variable annuity deposits	356,327	128,055	15,071
Terminations, withdrawals and annuity payments	(1,840,718)	(636,934)	(98,236)
Transfers between subaccounts, net	1,444,120	342,256	(197,463)
Maintenance charges and mortality adjustments	(39,177)	(17,226)	(3,711)

Increase (decrease) in net assets from contract transactions	(79,448)	(183,849)	(284,339)

Total increase (decrease) in net assets	3,997,337	52,144	(183,990)

Net assets as of December 31, 2023	$14,040,052	$4,254,522	$1,234,902

Investment income (loss):
Dividend distributions	—	263,861	3,012
Investment Expenses:
Mortality and expense risk and administrative charges	(141,010)	(36,124)	(9,694)

Net investment income (loss)	(141,010)	227,737	(6,682)

Increase (decrease) in net assets from operations:
Capital gain distributions	504,312	—	—
Realized capital gain (loss) on investments	955,749	(107,826)	(79,575)
Change in unrealized appreciation (depreciation)	3,345,722	148,608	309,034

Net gain (loss) on investments	4,805,783	40,782	229,459

Net increase (decrease) in net assets from operations	4,664,773	268,519	222,777

Contract owner transactions:
Variable annuity deposits	249,454	77,155	31,398
Terminations, withdrawals and annuity payments	(1,622,236)	(437,796)	(119,434)
Transfers between subaccounts, net	609,186	119,364	627,071
Maintenance charges and mortality adjustments	(46,412)	(10,416)	(3,423)

Increase (decrease) in net assets from contract transactions	(810,008)	(251,693)	535,612

Total increase (decrease) in net assets	3,854,765	16,826	758,389

Net assets as of December 31, 2024	$17,894,817	$4,271,348	$1,993,291

The accompanying notes are an integral part of these financial statements. 94

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Lord Abbett Series Dividend Growth VC	Lord Abbett Series Growth Opportunities VC	Lord Abbett Series Mid Cap Stock VC
Net assets as of December 31, 2022	$—	$—	$38,884

Investment income (loss):
Dividend distributions	434	—	302
Investment Expenses:
Mortality and expense risk and administrative charges	(9)	—	(104)

Net investment income (loss)	425	—	198

Increase (decrease) in net assets from operations:
Capital gain distributions	2,848	—	1,712
Realized capital gain (loss) on investments	—	—	(42)
Change in unrealized appreciation (depreciation)	(1,353)	25	5,008

Net gain (loss) on investments	1,495	25	6,678

Net increase (decrease) in net assets from operations	1,920	25	6,876

Contract owner transactions:
Variable annuity deposits	58,282	2,779	23,313
Terminations, withdrawals and annuity payments	—	—	(731)
Transfers between subaccounts, net	287	—	198
Maintenance charges and mortality adjustments	—	—	(81)

Increase (decrease) in net assets from contract transactions	58,569	2,779	22,699

Total increase (decrease) in net assets	60,489	2,804	29,575

Net assets as of December 31, 2023	$60,489	$2,804	$68,459

Investment income (loss):
Dividend distributions	475	—	332
Investment Expenses:
Mortality and expense risk and administrative charges	(323)	(8)	(186)

Net investment income (loss)	152	(8)	146

Increase (decrease) in net assets from operations:
Capital gain distributions	4,860	—	7,466
Realized capital gain (loss) on investments	187	44	1,038
Change in unrealized appreciation (depreciation)	9,785	769	1,541

Net gain (loss) on investments	14,832	813	10,045

Net increase (decrease) in net assets from operations	14,984	805	10,191

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(1,344)	(311)	(919)
Transfers between subaccounts, net	12,953	—	(4,672)
Maintenance charges and mortality adjustments	(68)	(6)	(95)

Increase (decrease) in net assets from contract transactions	11,541	(317)	(5,686)

Total increase (decrease) in net assets	26,525	488	4,505

Net assets as of December 31, 2024	$87,014	$3,292	$72,964

The accompanying notes are an integral part of these financial statements. 95

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Lord Abbett Series Total Return VC	LVIP American Century Disciplined Core Value (c)	LVIP American Century Inflation Protection (c)
Net assets as of December 31, 2022	$539,549	$186,410	$1,892,915

Investment income (loss):
Dividend distributions	23,236	2,293	29,247
Investment Expenses:
Mortality and expense risk and administrative charges	(1,791)	(885)	(2,742)

Net investment income (loss)	21,445	1,408	26,505

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(4,485)	(4,680)	(104,829)
Change in unrealized appreciation (depreciation)	14,052	16,835	136,201

Net gain (loss) on investments	9,567	12,155	31,372

Net increase (decrease) in net assets from operations	31,012	13,563	57,877

Contract owner transactions:
Variable annuity deposits	2,362	—	—
Terminations, withdrawals and annuity payments	(11,232)	(4,251)	(117,215)
Transfers between subaccounts, net	(15,455)	(8,535)	(960,252)
Maintenance charges and mortality adjustments	(482)	(368)	(1,270)

Increase (decrease) in net assets from contract transactions	(24,807)	(13,154)	(1,078,737)

Total increase (decrease) in net assets	6,205	409	(1,020,860)

Net assets as of December 31, 2023	$545,754	$186,819	$872,055

Investment income (loss):
Dividend distributions	25,230	1,793	24,304
Investment Expenses:
Mortality and expense risk and administrative charges	(1,754)	(906)	(2,052)

Net investment income (loss)	23,476	887	22,252

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(7,783)	(6,910)	(33,255)
Change in unrealized appreciation (depreciation)	(5,139)	27,818	17,061

Net gain (loss) on investments	(12,922)	20,908	(16,194)

Net increase (decrease) in net assets from operations	10,554	21,795	6,058

Contract owner transactions:
Variable annuity deposits	28,808	—	63,035
Terminations, withdrawals and annuity payments	(822)	(5,501)	(60,488)
Transfers between subaccounts, net	(47,862)	(49,054)	(235,922)
Maintenance charges and mortality adjustments	(398)	(407)	(592)

Increase (decrease) in net assets from contract transactions	(20,274)	(54,962)	(233,967)

Total increase (decrease) in net assets	(9,720)	(33,167)	(227,909)

Net assets as of December 31, 2024	$536,034	$153,652	$644,146

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 96

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	LVIP American Century International (c)	LVIP American Century Mid Cap Value (c)(f)	LVIP American Century Ultra (c)
Net assets as of December 31, 2022	$64,466	$6,109,013	$14,749,955

Investment income (loss):
Dividend distributions	799	106,742	—
Investment Expenses:
Mortality and expense risk and administrative charges	(157)	(38,038)	(145,961)

Net investment income (loss)	642	68,704	(145,961)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	592,682	1,257,278
Realized capital gain (loss) on investments	(385)	(28,018)	220,348
Change in unrealized appreciation (depreciation)	7,216	(409,204)	4,836,079

Net gain (loss) on investments	6,831	155,460	6,313,705

Net increase (decrease) in net assets from operations	7,473	224,164	6,167,744

Contract owner transactions:
Variable annuity deposits	18,324	52,543	380,550
Terminations, withdrawals and annuity payments	(28,161)	(810,409)	(1,926,983)
Transfers between subaccounts, net	90	(1,062,521)	2,044,538
Maintenance charges and mortality adjustments	(127)	(20,182)	(60,870)

Increase (decrease) in net assets from contract transactions	(9,874)	(1,840,569)	437,235

Total increase (decrease) in net assets	(2,401)	(1,616,405)	6,604,979

Net assets as of December 31, 2023	$62,065	$4,492,608	$21,354,934

Investment income (loss):
Dividend distributions	807	101,502	—
Investment Expenses:
Mortality and expense risk and administrative charges	(145)	(33,108)	(173,796)

Net investment income (loss)	662	68,394	(173,796)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	206,518	1,881,352
Realized capital gain (loss) on investments	144	1,330	1,967,670
Change in unrealized appreciation (depreciation)	607	45,640	1,785,482

Net gain (loss) on investments	751	253,488	5,634,504

Net increase (decrease) in net assets from operations	1,413	321,882	5,460,708

Contract owner transactions:
Variable annuity deposits	—	40,687	402,415
Terminations, withdrawals and annuity payments	(12,085)	(489,279)	(4,497,078)
Transfers between subaccounts, net	—	(152,421)	(1,265,868)
Maintenance charges and mortality adjustments	(115)	(16,486)	(69,748)

Increase (decrease) in net assets from contract transactions	(12,200)	(617,499)	(5,430,279)

Total increase (decrease) in net assets	(10,787)	(295,617)	30,429

Net assets as of December 31, 2024	$51,278	$4,196,991	$21,385,363

(c) Name change. See Note 1.
(f) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 97

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	LVIP American Century Value (c)	LVIP JPMorgan Core Bond Fund	LVIP JPMorgan Small Cap Core Fund
Net assets as of December 31, 2022	$28,012,549	$3,671,313	$253,602

Investment income (loss):
Dividend distributions	617,590	126,603	2,706
Investment Expenses:
Mortality and expense risk and administrative charges	(218,043)	(26,887)	(1,139)

Net investment income (loss)	399,547	99,716	1,567

Increase (decrease) in net assets from operations:
Capital gain distributions	2,136,558	—	2,316
Realized capital gain (loss) on investments	479,165	(82,755)	(390)
Change in unrealized appreciation (depreciation)	(764,549)	186,222	29,233

Net gain (loss) on investments	1,851,174	103,467	31,159

Net increase (decrease) in net assets from operations	2,250,721	203,183	32,726

Contract owner transactions:
Variable annuity deposits	477,927	770,954	11,371
Terminations, withdrawals and annuity payments	(3,969,740)	(450,756)	—
Transfers between subaccounts, net	2,982,226	(73,972)	—
Maintenance charges and mortality adjustments	(83,835)	(9,148)	(228)

Increase (decrease) in net assets from contract transactions	(593,422)	237,078	11,143

Total increase (decrease) in net assets	1,657,299	440,261	43,869

Net assets as of December 31, 2023	$29,669,848	$4,111,574	$297,471

Investment income (loss):
Dividend distributions	776,932	183,937	3,361
Investment Expenses:
Mortality and expense risk and administrative charges	(232,037)	(31,646)	(1,583)

Net investment income (loss)	544,895	152,291	1,778

Increase (decrease) in net assets from operations:
Capital gain distributions	1,656,465	—	7,762
Realized capital gain (loss) on investments	1,065,626	(30,858)	(144)
Change in unrealized appreciation (depreciation)	(842,561)	(100,815)	34,694

Net gain (loss) on investments	1,879,530	(131,673)	42,312

Net increase (decrease) in net assets from operations	2,424,425	20,618	44,090

Contract owner transactions:
Variable annuity deposits	301,055	344,894	166,455
Terminations, withdrawals and annuity payments	(4,098,828)	(313,476)	(691)
Transfers between subaccounts, net	(3,833,519)	270,976	1
Maintenance charges and mortality adjustments	(88,919)	(6,976)	(176)

Increase (decrease) in net assets from contract transactions	(7,720,211)	295,418	165,589

Total increase (decrease) in net assets	(5,295,786)	316,036	209,679

Net assets as of December 31, 2024	$24,374,062	$4,427,610	$507,150

(c) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 98

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	LVIP JPMorgan US Equity Fund	Macquarie Asset Strategy (c)	Macquarie VIP Asset Strategy (c)
Net assets as of December 31, 2022	$263,830	$259,158	$1,092,457

Investment income (loss):
Dividend distributions	3,624	6,753	25,154
Investment Expenses:
Mortality and expense risk and administrative charges	(2,629)	(2,169)	(8,969)

Net investment income (loss)	995	4,584	16,185

Increase (decrease) in net assets from operations:
Capital gain distributions	13,954	—	—
Realized capital gain (loss) on investments	283	(13,936)	(8,318)
Change in unrealized appreciation (depreciation)	52,338	42,796	134,243

Net gain (loss) on investments	66,575	28,860	125,925

Net increase (decrease) in net assets from operations	67,570	33,444	142,110

Contract owner transactions:
Variable annuity deposits	—	10,640	22,527
Terminations, withdrawals and annuity payments	(4,188)	(37,943)	(66,546)
Transfers between subaccounts, net	(787)	(23,946)	50,140
Maintenance charges and mortality adjustments	(148)	(358)	(3,478)

Increase (decrease) in net assets from contract transactions	(5,123)	(51,607)	2,643

Total increase (decrease) in net assets	62,447	(18,163)	144,753

Net assets as of December 31, 2023	$326,277	$240,995	$1,237,210

Investment income (loss):
Dividend distributions	1,312	4,902	22,937
Investment Expenses:
Mortality and expense risk and administrative charges	(3,366)	(2,244)	(9,406)

Net investment income (loss)	(2,054)	2,658	13,531

Increase (decrease) in net assets from operations:
Capital gain distributions	16,393	14,171	46,065
Realized capital gain (loss) on investments	3,912	(2,043)	(2,066)
Change in unrealized appreciation (depreciation)	54,981	14,905	75,828

Net gain (loss) on investments	75,286	27,033	119,827

Net increase (decrease) in net assets from operations	73,232	29,691	133,358

Contract owner transactions:
Variable annuity deposits	—	9,078	16,130
Terminations, withdrawals and annuity payments	(4,564)	(43,561)	(143,190)
Transfers between subaccounts, net	(9,129)	14,611	(72,320)
Maintenance charges and mortality adjustments	(140)	(324)	(3,213)

Increase (decrease) in net assets from contract transactions	(13,833)	(20,196)	(202,593)

Total increase (decrease) in net assets	59,399	9,495	(69,235)

Net assets as of December 31, 2024	$385,676	$250,490	$1,167,975

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 99

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Macquarie VIP Balanced (c)	Macquarie VIP Core Equity (c)	Macquarie VIP Energy (c)
Net assets as of December 31, 2022	$84,357	$129,455	$119,733

Investment income (loss):
Dividend distributions	682	798	3,615
Investment Expenses:
Mortality and expense risk and administrative charges	(229)	(484)	(293)

Net investment income (loss)	453	314	3,322

Increase (decrease) in net assets from operations:
Capital gain distributions	—	20,032	—
Realized capital gain (loss) on investments	(161)	(2,602)	570
Change in unrealized appreciation (depreciation)	14,165	22,709	(105)

Net gain (loss) on investments	14,004	40,139	465

Net increase (decrease) in net assets from operations	14,457	40,453	3,787

Contract owner transactions:
Variable annuity deposits	—	11,087	—
Terminations, withdrawals and annuity payments	—	(35,511)	(1,542)
Transfers between subaccounts, net	18,435	69,348	(11,289)
Maintenance charges and mortality adjustments	(185)	(193)	(66)

Increase (decrease) in net assets from contract transactions	18,250	44,731	(12,897)

Total increase (decrease) in net assets	32,707	85,184	(9,110)

Net assets as of December 31, 2023	$117,064	$214,639	$110,623

Investment income (loss):
Dividend distributions	1,663	795	3,768
Investment Expenses:
Mortality and expense risk and administrative charges	(315)	(588)	(482)

Net investment income (loss)	1,348	207	3,286

Increase (decrease) in net assets from operations:
Capital gain distributions	—	23,329	—
Realized capital gain (loss) on investments	(1,014)	1,693	5,883
Change in unrealized appreciation (depreciation)	17,355	26,695	(10,377)

Net gain (loss) on investments	16,341	51,717	(4,494)

Net increase (decrease) in net assets from operations	17,689	51,924	(1,208)

Contract owner transactions:
Variable annuity deposits	—	2,211	15,280
Terminations, withdrawals and annuity payments	(8,915)	(7,349)	(4,914)
Transfers between subaccounts, net	(14)	(15,012)	(5,466)
Maintenance charges and mortality adjustments	(252)	(220)	(90)

Increase (decrease) in net assets from contract transactions	(9,181)	(20,370)	4,810

Total increase (decrease) in net assets	8,508	31,554	3,602

Net assets as of December 31, 2024	$125,572	$246,193	$114,225

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 100

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Macquarie VIP Global Growth (c)	Macquarie VIP Growth (c)	Macquarie VIP High Income (c)
Net assets as of December 31, 2022	$1,940	$110,731	$435,696

Investment income (loss):
Dividend distributions	2	—	25,535
Investment Expenses:
Mortality and expense risk and administrative charges	(4)	(480)	(3,952)

Net investment income (loss)	(2)	(480)	21,583

Increase (decrease) in net assets from operations:
Capital gain distributions	411	13,549	—
Realized capital gain (loss) on investments	(34)	(4,258)	(10,528)
Change in unrealized appreciation (depreciation)	(10)	45,040	31,318

Net gain (loss) on investments	367	54,331	20,790

Net increase (decrease) in net assets from operations	365	53,851	42,373

Contract owner transactions:
Variable annuity deposits	—	—	5,416
Terminations, withdrawals and annuity payments	(184)	(618)	(3,716)
Transfers between subaccounts, net	—	82,497	(48,885)
Maintenance charges and mortality adjustments	(3)	(545)	(214)

Increase (decrease) in net assets from contract transactions	(187)	81,334	(47,399)

Total increase (decrease) in net assets	178	135,185	(5,026)

Net assets as of December 31, 2023	$2,118	$245,916	$430,670

Investment income (loss):
Dividend distributions	1,297	—	32,459
Investment Expenses:
Mortality and expense risk and administrative charges	(202)	(535)	(4,205)

Net investment income (loss)	1,095	(535)	28,254

Increase (decrease) in net assets from operations:
Capital gain distributions	1,055	35,992	—
Realized capital gain (loss) on investments	3,134	13,985	(10,851)
Change in unrealized appreciation (depreciation)	5,479	(178)	4,941

Net gain (loss) on investments	9,668	49,799	(5,910)

Net increase (decrease) in net assets from operations	10,763	49,264	22,344

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(55,893)	(170,630)	(3,113)
Transfers between subaccounts, net	134,825	(2,120)	(28,815)
Maintenance charges and mortality adjustments	(152)	(305)	(144)

Increase (decrease) in net assets from contract transactions	78,780	(173,055)	(32,072)

Total increase (decrease) in net assets	89,543	(123,791)	(9,728)

Net assets as of December 31, 2024	$91,661	$122,125	$420,942

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 101

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Macquarie VIP International Core Equity (c)	Macquarie VIP Limited-Term Bond Series (c)	Macquarie VIP Mid Cap Growth (c)
Net assets as of December 31, 2022	$287,878	$14,401	$170,059

Investment income (loss):
Dividend distributions	4,618	250	—
Investment Expenses:
Mortality and expense risk and administrative charges	(946)	(36)	(1,712)

Net investment income (loss)	3,672	214	(1,712)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	31,280
Realized capital gain (loss) on investments	(1,091)	(105)	(30,839)
Change in unrealized appreciation (depreciation)	40,504	524	39,826

Net gain (loss) on investments	39,413	419	40,267

Net increase (decrease) in net assets from operations	43,085	633	38,555

Contract owner transactions:
Variable annuity deposits	14,795	—	87,533
Terminations, withdrawals and annuity payments	(70)	(215)	(16,069)
Transfers between subaccounts, net	(20,014)	(710)	(44,497)
Maintenance charges and mortality adjustments	(624)	(29)	(397)

Increase (decrease) in net assets from contract transactions	(5,913)	(954)	26,570

Total increase (decrease) in net assets	37,172	(321)	65,125

Net assets as of December 31, 2023	$325,050	$14,080	$235,184

Investment income (loss):
Dividend distributions	4,474	656	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,073)	(37)	(1,460)

Net investment income (loss)	3,401	619	(1,460)

Increase (decrease) in net assets from operations:
Capital gain distributions	810	—	6,162
Realized capital gain (loss) on investments	5,633	(16)	(5,460)
Change in unrealized appreciation (depreciation)	44	(24)	6,088

Net gain (loss) on investments	6,487	(40)	6,790

Net increase (decrease) in net assets from operations	9,888	579	5,330

Contract owner transactions:
Variable annuity deposits	181,922	—	170
Terminations, withdrawals and annuity payments	(168,623)	(219)	(1,612)
Transfers between subaccounts, net	—	310	(28,688)
Maintenance charges and mortality adjustments	(351)	(29)	(352)

Increase (decrease) in net assets from contract transactions	12,948	62	(30,482)

Total increase (decrease) in net assets	22,836	641	(25,152)

Net assets as of December 31, 2024	$347,886	$14,721	$210,032

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 102

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Macquarie VIP Natural Resources (c)	Macquarie VIP Science And Technology (c)	Macquarie VIP Small Cap Growth (c)
Net assets as of December 31, 2022	$227,293	$169,780	$177,570

Investment income (loss):
Dividend distributions	9,928	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(733)	(1,601)	(1,131)

Net investment income (loss)	9,195	(1,601)	(1,131)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	11,223	31,053
Realized capital gain (loss) on investments	5,595	(11,370)	(4,016)
Change in unrealized appreciation (depreciation)	(39,179)	65,390	6,175

Net gain (loss) on investments	(33,584)	65,243	33,212

Net increase (decrease) in net assets from operations	(24,389)	63,642	32,081

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(6,683)	(22,654)	(2,637)
Transfers between subaccounts, net	28,287	5,908	79,681
Maintenance charges and mortality adjustments	(492)	(369)	(300)

Increase (decrease) in net assets from contract transactions	21,112	(17,115)	76,744

Total increase (decrease) in net assets	(3,277)	46,527	108,825

Net assets as of December 31, 2023	$224,016	$216,307	$286,395

Investment income (loss):
Dividend distributions	11,409	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(560)	(1,863)	(1,270)

Net investment income (loss)	10,849	(1,863)	(1,270)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	7,275	—
Realized capital gain (loss) on investments	2,712	379	(32,372)
Change in unrealized appreciation (depreciation)	(15,346)	57,629	64,560

Net gain (loss) on investments	(12,634)	65,283	32,188

Net increase (decrease) in net assets from operations	(1,785)	63,420	30,918

Contract owner transactions:
Variable annuity deposits	—	1,220	7,050
Terminations, withdrawals and annuity payments	(17,541)	(36,637)	(27,637)
Transfers between subaccounts, net	(6,481)	741	(111,023)
Maintenance charges and mortality adjustments	(348)	(431)	(337)

Increase (decrease) in net assets from contract transactions	(24,370)	(35,107)	(131,947)

Total increase (decrease) in net assets	(26,155)	28,313	(101,029)

Net assets as of December 31, 2024	$197,861	$244,620	$185,366

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 103

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Macquarie VIP Smid Cap Core (c)	Macquarie VIP Value (c)	MFS® VIT Emerging Markets Equity
Net assets as of December 31, 2022	$142,672	$151,351	$55,225

Investment income (loss):
Dividend distributions	306	2,204	677
Investment Expenses:
Mortality and expense risk and administrative charges	(794)	(365)	(661)

Net investment income (loss)	(488)	1,839	16

Increase (decrease) in net assets from operations:
Capital gain distributions	15,081	21,324	—
Realized capital gain (loss) on investments	(13,493)	(2,957)	(1,119)
Change in unrealized appreciation (depreciation)	19,152	(8,438)	6,368

Net gain (loss) on investments	20,740	9,929	5,249

Net increase (decrease) in net assets from operations	20,252	11,768	5,265

Contract owner transactions:
Variable annuity deposits	—	11,887	3,989
Terminations, withdrawals and annuity payments	(261)	(13,935)	(1,417)
Transfers between subaccounts, net	3,360	(8,452)	(1,780)
Maintenance charges and mortality adjustments	(423)	(538)	(223)

Increase (decrease) in net assets from contract transactions	2,676	(11,038)	569

Total increase (decrease) in net assets	22,928	730	5,834

Net assets as of December 31, 2023	$165,600	$152,081	$61,059

Investment income (loss):
Dividend distributions	655	2,526	1,285
Investment Expenses:
Mortality and expense risk and administrative charges	(850)	(227)	(701)

Net investment income (loss)	(195)	2,299	584

Increase (decrease) in net assets from operations:
Capital gain distributions	366	17,628	—
Realized capital gain (loss) on investments	(1,050)	(34,214)	(1,260)
Change in unrealized appreciation (depreciation)	24,126	24,847	5,580

Net gain (loss) on investments	23,442	8,261	4,320

Net increase (decrease) in net assets from operations	23,247	10,560	4,904

Contract owner transactions:
Variable annuity deposits	40,747	—	—
Terminations, withdrawals and annuity payments	(114,868)	(153,030)	(6,032)
Transfers between subaccounts, net	(18,101)	(79)	44,808
Maintenance charges and mortality adjustments	(250)	(274)	(238)

Increase (decrease) in net assets from contract transactions	(92,472)	(153,383)	38,538

Total increase (decrease) in net assets	(69,225)	(142,823)	43,442

Net assets as of December 31, 2024	$96,375	$9,258	$104,501

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 104

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	MFS® VIT Global Tactical Allocation	MFS® VIT II MA Investors Growth Stock	MFS® VIT II Research International
Net assets as of December 31, 2022	$4,826	$152,754	$6,753,566

Investment income (loss):
Dividend distributions	7	94	66,856
Investment Expenses:
Mortality and expense risk and administrative charges	(59)	(447)	(74,153)

Net investment income (loss)	(52)	(353)	(7,297)

Increase (decrease) in net assets from operations:
Capital gain distributions	189	10,184	—
Realized capital gain (loss) on investments	(257)	(1,012)	9,934
Change in unrealized appreciation (depreciation)	432	28,394	885,264

Net gain (loss) on investments	364	37,566	895,198

Net increase (decrease) in net assets from operations	312	37,213	887,901

Contract owner transactions:
Variable annuity deposits	—	—	456,116
Terminations, withdrawals and annuity payments	(958)	(10,000)	(987,209)
Transfers between subaccounts, net	—	29,276	1,225,196
Maintenance charges and mortality adjustments	(8)	(142)	(29,033)

Increase (decrease) in net assets from contract transactions	(966)	19,134	665,070

Total increase (decrease) in net assets	(654)	56,347	1,552,971

Net assets as of December 31, 2023	$4,172	$209,101	$8,306,537

Investment income (loss):
Dividend distributions	23	303	127,750
Investment Expenses:
Mortality and expense risk and administrative charges	(53)	(578)	(79,434)

Net investment income (loss)	(30)	(275)	48,316

Increase (decrease) in net assets from operations:
Capital gain distributions	23	21,098	—
Realized capital gain (loss) on investments	(118)	1,569	132,351
Change in unrealized appreciation (depreciation)	272	10,929	(9,558)

Net gain (loss) on investments	177	33,596	122,793

Net increase (decrease) in net assets from operations	147	33,321	171,109

Contract owner transactions:
Variable annuity deposits	—	—	481,058
Terminations, withdrawals and annuity payments	(944)	(10,093)	(892,310)
Transfers between subaccounts, net	—	9,194	160,421
Maintenance charges and mortality adjustments	(9)	(178)	(25,032)

Increase (decrease) in net assets from contract transactions	(953)	(1,077)	(275,863)

Total increase (decrease) in net assets	(806)	32,244	(104,754)

Net assets as of December 31, 2024	$3,366	$241,345	$8,201,783

The accompanying notes are an integral part of these financial statements. 105

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	MFS® VIT International Intrinsic Value	MFS® VIT Investors Trust	MFS® VIT New Discovery
Net assets as of December 31, 2022	$1,629,925	$84,789	$265,720

Investment income (loss):
Dividend distributions	6,361	415	—
Investment Expenses:
Mortality and expense risk and administrative charges	(15,204)	(801)	(1,196)

Net investment income (loss)	(8,843)	(386)	(1,196)

Increase (decrease) in net assets from operations:
Capital gain distributions	101,835	5,059	—
Realized capital gain (loss) on investments	31,753	(2,857)	(36,807)
Change in unrealized appreciation (depreciation)	101,935	15,765	72,796

Net gain (loss) on investments	235,523	17,967	35,989

Net increase (decrease) in net assets from operations	226,680	17,581	34,793

Contract owner transactions:
Variable annuity deposits	15,855	55,815	8,353
Terminations, withdrawals and annuity payments	(442,915)	(22,498)	(70,997)
Transfers between subaccounts, net	(30,406)	(24)	14,988
Maintenance charges and mortality adjustments	(2,279)	(136)	(676)

Increase (decrease) in net assets from contract transactions	(459,745)	33,157	(48,332)

Total increase (decrease) in net assets	(233,065)	50,738	(13,539)

Net assets as of December 31, 2023	$1,396,860	$135,527	$252,181

Investment income (loss):
Dividend distributions	16,015	699	—
Investment Expenses:
Mortality and expense risk and administrative charges	(15,511)	(1,330)	(979)

Net investment income (loss)	504	(631)	(979)

Increase (decrease) in net assets from operations:
Capital gain distributions	62,329	10,908	—
Realized capital gain (loss) on investments	25,092	572	(30,164)
Change in unrealized appreciation (depreciation)	(5,036)	13,558	44,229

Net gain (loss) on investments	82,385	25,038	14,065

Net increase (decrease) in net assets from operations	82,889	24,407	13,086

Contract owner transactions:
Variable annuity deposits	19,499	—	—
Terminations, withdrawals and annuity payments	(123,042)	(5,986)	(36,291)
Transfers between subaccounts, net	(73,743)	—	(28,823)
Maintenance charges and mortality adjustments	(1,991)	(157)	(569)

Increase (decrease) in net assets from contract transactions	(179,277)	(6,143)	(65,683)

Total increase (decrease) in net assets	(96,388)	18,264	(52,597)

Net assets as of December 31, 2024	$1,300,472	$153,791	$199,584

The accompanying notes are an integral part of these financial statements. 106

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	MFS® VIT Research	MFS® VIT Total Return	MFS® VIT Total Return Bond
Net assets as of December 31, 2022	$37,957	$16,241,682	$305,263

Investment income (loss):
Dividend distributions	101	271,983	9,077
Investment Expenses:
Mortality and expense risk and administrative charges	(101)	(115,780)	(1,295)

Net investment income (loss)	—	156,203	7,782

Increase (decrease) in net assets from operations:
Capital gain distributions	2,239	649,164	—
Realized capital gain (loss) on investments	(80)	(105,414)	(2,788)
Change in unrealized appreciation (depreciation)	5,876	604,212	14,776

Net gain (loss) on investments	8,035	1,147,962	11,988

Net increase (decrease) in net assets from operations	8,035	1,304,165	19,770

Contract owner transactions:
Variable annuity deposits	—	219,932	—
Terminations, withdrawals and annuity payments	(1,861)	(2,244,182)	(15,952)
Transfers between subaccounts, net	—	(956,764)	(7)
Maintenance charges and mortality adjustments	(82)	(85,642)	(585)

Increase (decrease) in net assets from contract transactions	(1,943)	(3,066,656)	(16,544)

Total increase (decrease) in net assets	6,092	(1,762,491)	3,226

Net assets as of December 31, 2023	$44,049	$14,479,191	$308,489

Investment income (loss):
Dividend distributions	182	331,242	11,875
Investment Expenses:
Mortality and expense risk and administrative charges	(120)	(109,895)	(1,305)

Net investment income (loss)	62	221,347	10,570

Increase (decrease) in net assets from operations:
Capital gain distributions	2,839	710,509	—
Realized capital gain (loss) on investments	277	68,553	(3,264)
Change in unrealized appreciation (depreciation)	4,690	(60,787)	(2,508)

Net gain (loss) on investments	7,806	718,275	(5,772)

Net increase (decrease) in net assets from operations	7,868	939,622	4,798

Contract owner transactions:
Variable annuity deposits	—	178,400	21,917
Terminations, withdrawals and annuity payments	(2,266)	(1,393,431)	(23,218)
Transfers between subaccounts, net	—	(45,197)	(56)
Maintenance charges and mortality adjustments	(95)	(77,146)	(367)

Increase (decrease) in net assets from contract transactions	(2,361)	(1,337,374)	(1,724)

Total increase (decrease) in net assets	5,507	(397,752)	3,074

Net assets as of December 31, 2024	$49,556	$14,081,439	$311,563

The accompanying notes are an integral part of these financial statements. 107

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	MFS® VIT Utilities	Morgan Stanley VIF Emerging Markets Debt	Morgan Stanley VIF Emerging Markets Equity
Net assets as of December 31, 2022	$15,890,001	$124,319	$3,813,755

Investment income (loss):
Dividend distributions	467,290	7,276	60,063
Investment Expenses:
Mortality and expense risk and administrative charges	(110,873)	(236)	(29,787)

Net investment income (loss)	356,417	7,040	30,276

Increase (decrease) in net assets from operations:
Capital gain distributions	783,812	—	67,269
Realized capital gain (loss) on investments	128,280	(15,988)	(119,702)
Change in unrealized appreciation (depreciation)	(1,778,819)	21,658	416,544

Net gain (loss) on investments	(866,727)	5,670	364,111

Net increase (decrease) in net assets from operations	(510,310)	12,710	394,387

Contract owner transactions:
Variable annuity deposits	145,072	34,969	138,743
Terminations, withdrawals and annuity payments	(1,737,033)	(13,776)	(471,994)
Transfers between subaccounts, net	(1,663,166)	(31,021)	(66,925)
Maintenance charges and mortality adjustments	(52,697)	(21)	(12,512)

Increase (decrease) in net assets from contract transactions	(3,307,824)	(9,849)	(412,688)

Total increase (decrease) in net assets	(3,818,134)	2,861	(18,301)

Net assets as of December 31, 2023	$12,071,867	$127,180	$3,795,454

Investment income (loss):
Dividend distributions	241,688	42,666	52,462
Investment Expenses:
Mortality and expense risk and administrative charges	(90,312)	(3,649)	(30,422)

Net investment income (loss)	151,376	39,017	22,040

Increase (decrease) in net assets from operations:
Capital gain distributions	336,503	—	—
Realized capital gain (loss) on investments	154,198	310	(43,543)
Change in unrealized appreciation (depreciation)	511,260	3,318	298,551

Net gain (loss) on investments	1,001,961	3,628	255,008

Net increase (decrease) in net assets from operations	1,153,337	42,645	277,048

Contract owner transactions:
Variable annuity deposits	143,270	5,214	107,924
Terminations, withdrawals and annuity payments	(1,718,022)	(7,364)	(545,097)
Transfers between subaccounts, net	667,209	217,091	(170,601)
Maintenance charges and mortality adjustments	(45,613)	(316)	(11,574)

Increase (decrease) in net assets from contract transactions	(953,156)	214,625	(619,348)

Total increase (decrease) in net assets	200,181	257,270	(342,300)

Net assets as of December 31, 2024	$12,272,048	$384,450	$3,453,154

The accompanying notes are an integral part of these financial statements. 108

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Conservative ETF Asset Allocation Portfolio
Net assets as of December 31, 2022	$1,403,710	$6,307,676	$2,073,854

Investment income (loss):
Dividend distributions	24,702	136,562	52,931
Investment Expenses:
Mortality and expense risk and administrative charges	(11,654)	(42,918)	(15,799)

Net investment income (loss)	13,048	93,644	37,132

Increase (decrease) in net assets from operations:
Capital gain distributions	30,814	158,953	26,706
Realized capital gain (loss) on investments	4,276	(98,548)	(88,893)
Change in unrealized appreciation (depreciation)	176,174	619,435	167,759

Net gain (loss) on investments	211,264	679,840	105,572

Net increase (decrease) in net assets from operations	224,312	773,484	142,704

Contract owner transactions:
Variable annuity deposits	101,073	634,602	634,880
Terminations, withdrawals and annuity payments	(121,319)	(996,069)	(236,851)
Transfers between subaccounts, net	(6,679)	233,367	(283,188)
Maintenance charges and mortality adjustments	(9,264)	(13,807)	(6,159)

Increase (decrease) in net assets from contract transactions	(36,189)	(141,907)	108,682

Total increase (decrease) in net assets	188,123	631,577	251,386

Net assets as of December 31, 2023	$1,591,833	$6,939,253	$2,325,240

Investment income (loss):
Dividend distributions	25,972	183,205	56,465
Investment Expenses:
Mortality and expense risk and administrative charges	(14,345)	(50,093)	(14,529)

Net investment income (loss)	11,627	133,112	41,936

Increase (decrease) in net assets from operations:
Capital gain distributions	30,081	98,207	—
Realized capital gain (loss) on investments	10,149	32,055	(25,102)
Change in unrealized appreciation (depreciation)	184,324	567,961	85,397

Net gain (loss) on investments	224,554	698,223	60,295

Net increase (decrease) in net assets from operations	236,181	831,335	102,231

Contract owner transactions:
Variable annuity deposits	193,637	308,002	4,025
Terminations, withdrawals and annuity payments	(182,202)	(321,935)	(200,051)
Transfers between subaccounts, net	203,287	2,750,694	237,056
Maintenance charges and mortality adjustments	(6,306)	(11,418)	(5,753)

Increase (decrease) in net assets from contract transactions	208,416	2,725,343	35,277

Total increase (decrease) in net assets	444,597	3,556,678	137,508

Net assets as of December 31, 2024	$2,036,430	$10,495,931	$2,462,748

The accompanying notes are an integral part of these financial statements. 109

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	NAA All Cap Value Series (c)
Net assets as of December 31, 2022	$7,525,468	$994,817	$17,314,087

Investment income (loss):
Dividend distributions	137,390	28,453	263,797
Investment Expenses:
Mortality and expense risk and administrative charges	(56,597)	(7,944)	(137,238)

Net investment income (loss)	80,793	20,509	126,559

Increase (decrease) in net assets from operations:
Capital gain distributions	177,862	13,232	1,433,599
Realized capital gain (loss) on investments	(44,014)	(26,253)	104,187
Change in unrealized appreciation (depreciation)	807,861	112,450	(456,238)

Net gain (loss) on investments	941,709	99,429	1,081,548

Net increase (decrease) in net assets from operations	1,022,502	119,938	1,208,107

Contract owner transactions:
Variable annuity deposits	19,486	3,315	251,848
Terminations, withdrawals and annuity payments	(325,131)	(245,599)	(2,568,241)
Transfers between subaccounts, net	(202,770)	517,570	1,159,238
Maintenance charges and mortality adjustments	(16,206)	(3,114)	(67,376)

Increase (decrease) in net assets from contract transactions	(524,621)	272,172	(1,224,531)

Total increase (decrease) in net assets	497,881	392,110	(16,424)

Net assets as of December 31, 2023	$8,023,349	$1,386,927	$17,297,663

Investment income (loss):
Dividend distributions	88,934	33,693	271,748
Investment Expenses:
Mortality and expense risk and administrative charges	(59,913)	(7,767)	(135,802)

Net investment income (loss)	29,021	25,926	135,946

Increase (decrease) in net assets from operations:
Capital gain distributions	122,382	9,770	861,237
Realized capital gain (loss) on investments	343,878	(96)	490,423
Change in unrealized appreciation (depreciation)	469,863	58,803	100,433

Net gain (loss) on investments	936,123	68,477	1,452,093

Net increase (decrease) in net assets from operations	965,144	94,403	1,588,039

Contract owner transactions:
Variable annuity deposits	8,007	271,594	92,160
Terminations, withdrawals and annuity payments	(396,681)	(231,213)	(2,790,799)
Transfers between subaccounts, net	(2,494,458)	(126,227)	(718,976)
Maintenance charges and mortality adjustments	(12,981)	(3,744)	(63,241)

Increase (decrease) in net assets from contract transactions	(2,896,113)	(89,590)	(3,480,856)

Total increase (decrease) in net assets	(1,930,969)	4,813	(1,892,817)

Net assets as of December 31, 2024	$6,092,380	$1,391,740	$15,404,846

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 110

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	NAA Large Cap Value (c)	NAA Large Cap Value Series (c)	NAA Large Core (c)
Net assets as of December 31, 2022	$1,649,917	$27,123,329	$1,348,038

Investment income (loss):
Dividend distributions	19,749	355,351	34,962
Investment Expenses:
Mortality and expense risk and administrative charges	(13,745)	(216,077)	(12,839)

Net investment income (loss)	6,004	139,274	22,123

Increase (decrease) in net assets from operations:
Capital gain distributions	128,986	2,103,794	—
Realized capital gain (loss) on investments	19,841	815,549	(38,452)
Change in unrealized appreciation (depreciation)	(49,559)	(1,360,253)	331,841

Net gain (loss) on investments	99,268	1,559,090	293,389

Net increase (decrease) in net assets from operations	105,272	1,698,364	315,512

Contract owner transactions:
Variable annuity deposits	19,573	240,667	33,200
Terminations, withdrawals and annuity payments	(320,242)	(3,142,752)	(186,326)
Transfers between subaccounts, net	(75,155)	(6,280,508)	(70,197)
Maintenance charges and mortality adjustments	(3,734)	(100,177)	(5,185)

Increase (decrease) in net assets from contract transactions	(379,558)	(9,282,770)	(228,508)

Total increase (decrease) in net assets	(274,286)	(7,584,406)	87,004

Net assets as of December 31, 2023	$1,375,631	$19,538,923	$1,435,042

Investment income (loss):
Dividend distributions	18,867	346,708	40,582
Investment Expenses:
Mortality and expense risk and administrative charges	(13,043)	(186,916)	(14,977)

Net investment income (loss)	5,824	159,792	25,605

Increase (decrease) in net assets from operations:
Capital gain distributions	145,946	1,427,832	253,587
Realized capital gain (loss) on investments	9,500	426,124	47,866
Change in unrealized appreciation (depreciation)	(122)	361,704	23,462

Net gain (loss) on investments	155,324	2,215,660	324,915

Net increase (decrease) in net assets from operations	161,148	2,375,452	350,520

Contract owner transactions:
Variable annuity deposits	17,575	106,911	20,449
Terminations, withdrawals and annuity payments	(106,162)	(2,526,859)	(196,638)
Transfers between subaccounts, net	(19,468)	704,602	(47,778)
Maintenance charges and mortality adjustments	(2,249)	(86,065)	(3,898)

Increase (decrease) in net assets from contract transactions	(110,304)	(1,801,411)	(227,865)

Total increase (decrease) in net assets	50,844	574,041	122,655

Net assets as of December 31, 2024	$1,426,475	$20,112,964	$1,557,697

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 111

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	NAA Large Core Series (c)	NAA Large Growth Series (c)	NAA Mid Growth (c)
Net assets as of December 31, 2022	$10,746,395	$7,885,704	$1,372,058

Investment income (loss):
Dividend distributions	186,868	123,996	37,646
Investment Expenses:
Mortality and expense risk and administrative charges	(89,931)	(69,405)	(13,607)

Net investment income (loss)	96,937	54,591	24,039

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(124,641)	(211,975)	(36,774)
Change in unrealized appreciation (depreciation)	2,789,643	3,095,790	355,204

Net gain (loss) on investments	2,665,002	2,883,815	318,430

Net increase (decrease) in net assets from operations	2,761,939	2,938,406	342,469

Contract owner transactions:
Variable annuity deposits	436,474	123,127	20,177
Terminations, withdrawals and annuity payments	(1,499,523)	(995,873)	(99,163)
Transfers between subaccounts, net	878,029	644,829	32,175
Maintenance charges and mortality adjustments	(39,041)	(34,841)	(3,681)

Increase (decrease) in net assets from contract transactions	(224,061)	(262,758)	(50,492)

Total increase (decrease) in net assets	2,537,878	2,675,648	291,977

Net assets as of December 31, 2023	$13,284,273	$10,561,352	$1,664,035

Investment income (loss):
Dividend distributions	472,489	293,409	45,722
Investment Expenses:
Mortality and expense risk and administrative charges	(118,677)	(86,747)	(16,552)

Net investment income (loss)	353,812	206,662	29,170

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	465,637	439,565	(9,936)
Change in unrealized appreciation (depreciation)	2,546,251	2,390,213	252,383

Net gain (loss) on investments	3,011,888	2,829,778	242,447

Net increase (decrease) in net assets from operations	3,365,700	3,036,440	271,617

Contract owner transactions:
Variable annuity deposits	426,969	115,965	19,485
Terminations, withdrawals and annuity payments	(2,260,539)	(950,327)	(196,644)
Transfers between subaccounts, net	1,686,968	(453,800)	40,238
Maintenance charges and mortality adjustments	(44,197)	(42,019)	(4,244)

Increase (decrease) in net assets from contract transactions	(190,799)	(1,330,181)	(141,165)

Total increase (decrease) in net assets	3,174,901	1,706,259	130,452

Net assets as of December 31, 2024	$16,459,174	$12,267,611	$1,794,487

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 112

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	NAA Mid Growth Series (c)	NAA Opportunity (c)	NAA Small Cap Value Series (c)
Net assets as of December 31, 2022	$9,228,999	$89,072	$21,258,874

Investment income (loss):
Dividend distributions	143,638	578	253,637
Investment Expenses:
Mortality and expense risk and administrative charges	(80,993)	(830)	(168,909)

Net investment income (loss)	62,645	(252)	84,728

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	1,237,214
Realized capital gain (loss) on investments	(358,566)	904	125,661
Change in unrealized appreciation (depreciation)	2,501,305	6,274	235,704

Net gain (loss) on investments	2,142,739	7,178	1,598,579

Net increase (decrease) in net assets from operations	2,205,384	6,926	1,683,307

Contract owner transactions:
Variable annuity deposits	175,884	840	273,811
Terminations, withdrawals and annuity payments	(1,414,389)	(2,074)	(2,896,618)
Transfers between subaccounts, net	63,799	(2)	(1,117,627)
Maintenance charges and mortality adjustments	(47,514)	(431)	(80,754)

Increase (decrease) in net assets from contract transactions	(1,222,220)	(1,667)	(3,821,188)

Total increase (decrease) in net assets	983,164	5,259	(2,137,881)

Net assets as of December 31, 2023	$10,212,163	$94,331	$19,120,993

Investment income (loss):
Dividend distributions	277,153	1,005	181,258
Investment Expenses:
Mortality and expense risk and administrative charges	(79,964)	(907)	(139,241)

Net investment income (loss)	197,189	98	42,017

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	668,193
Realized capital gain (loss) on investments	166,302	3,537	739,164
Change in unrealized appreciation (depreciation)	1,130,297	5,436	(239,422)

Net gain (loss) on investments	1,296,599	8,973	1,167,935

Net increase (decrease) in net assets from operations	1,493,788	9,071	1,209,952

Contract owner transactions:
Variable annuity deposits	66,339	840	166,897
Terminations, withdrawals and annuity payments	(1,955,576)	(8,214)	(2,734,503)
Transfers between subaccounts, net	(338,779)	(1)	(3,678,556)
Maintenance charges and mortality adjustments	(39,102)	(398)	(65,025)

Increase (decrease) in net assets from contract transactions	(2,267,118)	(7,773)	(6,311,187)

Total increase (decrease) in net assets	(773,330)	1,298	(5,101,235)

Net assets as of December 31, 2024	$9,438,833	$95,629	$14,019,758

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 113

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	NAA Small Growth Series (c)	NAA SMid Cap Value (c)	NAA Smid-Cap Value Series (c)
Net assets as of December 31, 2022	$3,016,775	$11,389,658	$35,240,224

Investment income (loss):
Dividend distributions	44,049	26,848	506,047
Investment Expenses:
Mortality and expense risk and administrative charges	(24,274)	(100,709)	(281,847)

Net investment income (loss)	19,775	(73,861)	224,200

Increase (decrease) in net assets from operations:
Capital gain distributions	—	147,478	2,373,844
Realized capital gain (loss) on investments	(112,106)	64,749	717,839
Change in unrealized appreciation (depreciation)	656,297	746,398	(564,487)

Net gain (loss) on investments	544,191	958,625	2,527,196

Net increase (decrease) in net assets from operations	563,966	884,764	2,751,396

Contract owner transactions:
Variable annuity deposits	107,011	126,164	614,480
Terminations, withdrawals and annuity payments	(605,006)	(1,158,979)	(4,974,631)
Transfers between subaccounts, net	127,228	5,754	(643,559)
Maintenance charges and mortality adjustments	(13,126)	(24,221)	(156,603)

Increase (decrease) in net assets from contract transactions	(383,893)	(1,051,282)	(5,160,313)

Total increase (decrease) in net assets	180,073	(166,518)	(2,408,917)

Net assets as of December 31, 2023	$3,196,848	$11,223,140	$32,831,307

Investment income (loss):
Dividend distributions	92,975	62,952	405,044
Investment Expenses:
Mortality and expense risk and administrative charges	(24,912)	(102,361)	(265,821)

Net investment income (loss)	68,063	(39,409)	139,223

Increase (decrease) in net assets from operations:
Capital gain distributions	—	994,997	825,772
Realized capital gain (loss) on investments	(1,921)	210,498	1,686,421
Change in unrealized appreciation (depreciation)	277,845	(327,378)	61,483

Net gain (loss) on investments	275,924	878,117	2,573,676

Net increase (decrease) in net assets from operations	343,987	838,708	2,712,899

Contract owner transactions:
Variable annuity deposits	51,761	97,942	312,847
Terminations, withdrawals and annuity payments	(649,974)	(1,300,612)	(4,024,768)
Transfers between subaccounts, net	20,432	(140,524)	(3,968,845)
Maintenance charges and mortality adjustments	(11,468)	(22,569)	(133,632)

Increase (decrease) in net assets from contract transactions	(589,249)	(1,365,763)	(7,814,398)

Total increase (decrease) in net assets	(245,262)	(527,055)	(5,101,499)

Net assets as of December 31, 2024	$2,951,586	$10,696,085	$27,729,808

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 114

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	NAA World Equity Income (c)	NAA World Equity Income Series (c)	Neuberger Berman AMT Sustainable Equity I
Net assets as of December 31, 2022	$4,832,760	$12,186,511	$2,957,325

Investment income (loss):
Dividend distributions	91,898	310,223	11,164
Investment Expenses:
Mortality and expense risk and administrative charges	(43,331)	(96,615)	(45,836)

Net investment income (loss)	48,567	213,608	(34,672)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	52,683
Realized capital gain (loss) on investments	(5,900)	160,974	65,860
Change in unrealized appreciation (depreciation)	459,982	879,774	643,747

Net gain (loss) on investments	454,082	1,040,748	762,290

Net increase (decrease) in net assets from operations	502,649	1,254,356	727,618

Contract owner transactions:
Variable annuity deposits	92,506	146,731	378
Terminations, withdrawals and annuity payments	(438,896)	(1,465,540)	(491,185)
Transfers between subaccounts, net	(70,944)	(282,382)	278,867
Maintenance charges and mortality adjustments	(10,533)	(55,914)	(16,843)

Increase (decrease) in net assets from contract transactions	(427,867)	(1,657,105)	(228,783)

Total increase (decrease) in net assets	74,782	(402,749)	498,835

Net assets as of December 31, 2023	$4,907,542	$11,783,762	$3,456,160

Investment income (loss):
Dividend distributions	113,817	322,010	7,343
Investment Expenses:
Mortality and expense risk and administrative charges	(46,115)	(100,633)	(49,463)

Net investment income (loss)	67,702	221,377	(42,120)

Increase (decrease) in net assets from operations:
Capital gain distributions	212,110	—	158,199
Realized capital gain (loss) on investments	79,386	470,771	292,329
Change in unrealized appreciation (depreciation)	129,147	641,464	343,584

Net gain (loss) on investments	420,643	1,112,235	794,112

Net increase (decrease) in net assets from operations	488,345	1,333,612	751,992

Contract owner transactions:
Variable annuity deposits	87,954	131,278	37,169
Terminations, withdrawals and annuity payments	(545,985)	(1,360,423)	(449,360)
Transfers between subaccounts, net	41,722	(8,955)	(362,262)
Maintenance charges and mortality adjustments	(10,076)	(54,157)	(16,919)

Increase (decrease) in net assets from contract transactions	(426,385)	(1,292,257)	(791,372)

Total increase (decrease) in net assets	61,960	41,355	(39,380)

Net assets as of December 31, 2024	$4,969,502	$11,825,117	$3,416,780

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 115

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Neuberger Berman AMT Sustainable Equity S	Neuberger Berman Core Bond	Neuberger Berman Large Cap Value
Net assets as of December 31, 2022	$4,894,128	$2,493,822	$1,024,423

Investment income (loss):
Dividend distributions	4,023	95,126	17,059
Investment Expenses:
Mortality and expense risk and administrative charges	(39,193)	(22,954)	(8,357)

Net investment income (loss)	(35,170)	72,172	8,702

Increase (decrease) in net assets from operations:
Capital gain distributions	84,543	—	—
Realized capital gain (loss) on investments	130,981	(46,282)	32,335
Change in unrealized appreciation (depreciation)	1,018,853	85,644	(70,121)

Net gain (loss) on investments	1,234,377	39,362	(37,786)

Net increase (decrease) in net assets from operations	1,199,207	111,534	(29,084)

Contract owner transactions:
Variable annuity deposits	48,440	51,970	22,541
Terminations, withdrawals and annuity payments	(507,547)	(263,699)	(170,107)
Transfers between subaccounts, net	(35,998)	32,250	(10,763)
Maintenance charges and mortality adjustments	(17,574)	(6,850)	(1,307)

Increase (decrease) in net assets from contract transactions	(512,679)	(186,329)	(159,636)

Total increase (decrease) in net assets	686,528	(74,795)	(188,720)

Net assets as of December 31, 2023	$5,580,656	$2,419,027	$835,703

Investment income (loss):
Dividend distributions	—	112,326	11,499
Investment Expenses:
Mortality and expense risk and administrative charges	(47,251)	(25,330)	(7,481)

Net investment income (loss)	(47,251)	86,996	4,018

Increase (decrease) in net assets from operations:
Capital gain distributions	305,658	—	—
Realized capital gain (loss) on investments	329,503	(46,104)	69,258
Change in unrealized appreciation (depreciation)	725,329	(13,847)	11,764

Net gain (loss) on investments	1,360,490	(59,951)	81,022

Net increase (decrease) in net assets from operations	1,313,239	27,045	85,040

Contract owner transactions:
Variable annuity deposits	42,537	38,663	13,910
Terminations, withdrawals and annuity payments	(703,311)	(313,927)	(257,549)
Transfers between subaccounts, net	1,095,067	483,812	(12,163)
Maintenance charges and mortality adjustments	(20,692)	(7,764)	(1,303)

Increase (decrease) in net assets from contract transactions	413,601	200,784	(257,105)

Total increase (decrease) in net assets	1,726,840	227,829	(172,065)

Net assets as of December 31, 2024	$7,307,496	$2,646,856	$663,638

The accompanying notes are an integral part of these financial statements. 116

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Neuberger Berman Sustainable Equity	North Square Spectrum Alpha	Northern Global Tactical Asset Allocation
Net assets as of December 31, 2022	$1,086,556	$41,168	$92,372

Investment income (loss):
Dividend distributions	1,804	—	3,598
Investment Expenses:
Mortality and expense risk and administrative charges	(12,464)	(114)	(852)

Net investment income (loss)	(10,660)	(114)	2,746

Increase (decrease) in net assets from operations:
Capital gain distributions	126,331	—	—
Realized capital gain (loss) on investments	3,211	(36,687)	167
Change in unrealized appreciation (depreciation)	184,930	38,405	5,872

Net gain (loss) on investments	314,472	1,718	6,039

Net increase (decrease) in net assets from operations	303,812	1,604	8,785

Contract owner transactions:
Variable annuity deposits	67,451	60	855
Terminations, withdrawals and annuity payments	(239,485)	(40,567)	(5,073)
Transfers between subaccounts, net	254,338	447	307
Maintenance charges and mortality adjustments	(4,044)	(36)	(449)

Increase (decrease) in net assets from contract transactions	78,260	(40,096)	(4,360)

Total increase (decrease) in net assets	382,072	(38,492)	4,425

Net assets as of December 31, 2023	$1,468,628	$2,676	$96,797

Investment income (loss):
Dividend distributions	—	—	3,197
Investment Expenses:
Mortality and expense risk and administrative charges	(14,468)	(26)	(908)

Net investment income (loss)	(14,468)	(26)	2,289

Increase (decrease) in net assets from operations:
Capital gain distributions	90,950	—	—
Realized capital gain (loss) on investments	52,199	(18)	1,510
Change in unrealized appreciation (depreciation)	237,642	422	3,160

Net gain (loss) on investments	380,791	404	4,670

Net increase (decrease) in net assets from operations	366,323	378	6,959

Contract owner transactions:
Variable annuity deposits	58,916	80	784
Terminations, withdrawals and annuity payments	(134,256)	—	(15,138)
Transfers between subaccounts, net	(124,159)	—	5,399
Maintenance charges and mortality adjustments	(5,147)	(17)	(437)

Increase (decrease) in net assets from contract transactions	(204,646)	63	(9,392)

Total increase (decrease) in net assets	161,677	441	(2,433)

Net assets as of December 31, 2024	$1,630,305	$3,117	$94,364

The accompanying notes are an integral part of these financial statements. 117

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Northern Large Cap Core	Northern Large Cap Value	PGIM Focused Growth
Net assets as of December 31, 2022	$129,362	$378,436	$2,063,314

Investment income (loss):
Dividend distributions	1,776	13,044	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,210)	(3,436)	(22,178)

Net investment income (loss)	566	9,608	(22,178)

Increase (decrease) in net assets from operations:
Capital gain distributions	8,995	8,540	—
Realized capital gain (loss) on investments	7,221	850	(111,067)
Change in unrealized appreciation (depreciation)	10,905	15,024	1,128,248

Net gain (loss) on investments	27,121	24,414	1,017,181

Net increase (decrease) in net assets from operations	27,687	34,022	995,003

Contract owner transactions:
Variable annuity deposits	1,770	14,809	29,699
Terminations, withdrawals and annuity payments	(30,788)	(15,223)	(195,065)
Transfers between subaccounts, net	(54)	(5,036)	(71,126)
Maintenance charges and mortality adjustments	(446)	(1,434)	(4,590)

Increase (decrease) in net assets from contract transactions	(29,518)	(6,884)	(241,082)

Total increase (decrease) in net assets	(1,831)	27,138	753,921

Net assets as of December 31, 2023	$127,531	$405,574	$2,817,235

Investment income (loss):
Dividend distributions	1,701	4,997	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,341)	(4,144)	(27,924)

Net investment income (loss)	360	853	(27,924)

Increase (decrease) in net assets from operations:
Capital gain distributions	11,823	15,474	—
Realized capital gain (loss) on investments	621	43,337	22,389
Change in unrealized appreciation (depreciation)	19,449	3,770	814,116

Net gain (loss) on investments	31,893	62,581	836,505

Net increase (decrease) in net assets from operations	32,253	63,434	808,581

Contract owner transactions:
Variable annuity deposits	2,345	12,292	31,093
Terminations, withdrawals and annuity payments	(378)	(93,065)	(378,573)
Transfers between subaccounts, net	(61)	(103,240)	3,218
Maintenance charges and mortality adjustments	(536)	(1,828)	(4,835)

Increase (decrease) in net assets from contract transactions	1,370	(185,841)	(349,097)

Total increase (decrease) in net assets	33,623	(122,407)	459,484

Net assets as of December 31, 2024	$161,154	$283,167	$3,276,719

The accompanying notes are an integral part of these financial statements. 118

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	PGIM Jennison Mid-Cap Growth	PGIM Jennison Natural Resources	PGIM Jennison Small Company
Net assets as of December 31, 2022	$129,357	$21,153	$493,847

Investment income (loss):
Dividend distributions	—	701	1,901
Investment Expenses:
Mortality and expense risk and administrative charges	(1,330)	(304)	(4,438)

Net investment income (loss)	(1,330)	397	(2,537)

Increase (decrease) in net assets from operations:
Capital gain distributions	7,065	—	—
Realized capital gain (loss) on investments	(3,312)	525	(11,064)
Change in unrealized appreciation (depreciation)	23,197	(2,316)	63,989

Net gain (loss) on investments	26,950	(1,791)	52,925

Net increase (decrease) in net assets from operations	25,620	(1,394)	50,388

Contract owner transactions:
Variable annuity deposits	5,672	1,601	7,604
Terminations, withdrawals and annuity payments	(5,368)	(4,258)	(26,107)
Transfers between subaccounts, net	16,579	20,255	(6,774)
Maintenance charges and mortality adjustments	(670)	(199)	(1,430)

Increase (decrease) in net assets from contract transactions	16,213	17,399	(26,707)

Total increase (decrease) in net assets	41,833	16,005	23,681

Net assets as of December 31, 2023	$171,190	$37,158	$517,528

Investment income (loss):
Dividend distributions	—	158	2,321
Investment Expenses:
Mortality and expense risk and administrative charges	(2,035)	(212)	(4,548)

Net investment income (loss)	(2,035)	(54)	(2,227)

Increase (decrease) in net assets from operations:
Capital gain distributions	15,597	—	10,269
Realized capital gain (loss) on investments	(7,788)	4,591	(9,724)
Change in unrealized appreciation (depreciation)	18,921	(2,484)	63,041

Net gain (loss) on investments	26,730	2,107	63,586

Net increase (decrease) in net assets from operations	24,695	2,053	61,359

Contract owner transactions:
Variable annuity deposits	8,191	1,290	6,234
Terminations, withdrawals and annuity payments	(37,081)	(4,175)	(117,823)
Transfers between subaccounts, net	74,053	(19,880)	(21,878)
Maintenance charges and mortality adjustments	(879)	(173)	(1,706)

Increase (decrease) in net assets from contract transactions	44,284	(22,938)	(135,173)

Total increase (decrease) in net assets	68,979	(20,885)	(73,814)

Net assets as of December 31, 2024	$240,169	$16,273	$443,714

The accompanying notes are an integral part of these financial statements. 119

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	PGIM Quant Solutions Small- Cap Value (f)	PIMCO All Asset	PIMCO CommodityRealRe turn Strategy
Net assets as of December 31, 2022	$237,180	$239,115	$104,727

Investment income (loss):
Dividend distributions	5,968	6,472	3,907
Investment Expenses:
Mortality and expense risk and administrative charges	(2,192)	(2,060)	(755)

Net investment income (loss)	3,776	4,412	3,152

Increase (decrease) in net assets from operations:
Capital gain distributions	2,236	—	—
Realized capital gain (loss) on investments	(2,265)	(8,914)	(10,329)
Change in unrealized appreciation (depreciation)	32,243	17,050	(594)

Net gain (loss) on investments	32,214	8,136	(10,923)

Net increase (decrease) in net assets from operations	35,990	12,548	(7,771)

Contract owner transactions:
Variable annuity deposits	2,920	10,381	2,977
Terminations, withdrawals and annuity payments	(5,881)	(66,369)	(4,930)
Transfers between subaccounts, net	(16)	(93)	(16,698)
Maintenance charges and mortality adjustments	(648)	(1,589)	(303)

Increase (decrease) in net assets from contract transactions	(3,625)	(57,670)	(18,954)

Total increase (decrease) in net assets	32,365	(45,122)	(26,725)

Net assets as of December 31, 2023	$269,545	$193,993	$78,002

Investment income (loss):
Dividend distributions	2,687	8,372	2,261
Investment Expenses:
Mortality and expense risk and administrative charges	(2,093)	(1,548)	(721)

Net investment income (loss)	594	6,824	1,540

Increase (decrease) in net assets from operations:
Capital gain distributions	24,072	—	—
Realized capital gain (loss) on investments	(7,239)	(3,144)	(10,903)
Change in unrealized appreciation (depreciation)	(9,941)	562	12,516

Net gain (loss) on investments	6,892	(2,582)	1,613

Net increase (decrease) in net assets from operations	7,486	4,242	3,153

Contract owner transactions:
Variable annuity deposits	2,900	2,580	2,417
Terminations, withdrawals and annuity payments	(54,272)	(39,567)	(12,082)
Transfers between subaccounts, net	(5,316)	(5,270)	(938)
Maintenance charges and mortality adjustments	(658)	(627)	(335)

Increase (decrease) in net assets from contract transactions	(57,346)	(42,884)	(10,938)

Total increase (decrease) in net assets	(49,860)	(38,642)	(7,785)

Net assets as of December 31, 2024	$219,685	$155,351	$70,217

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 120

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	PIMCO Emerging Markets Bond	PIMCO High Yield	PIMCO International Bond (U.S. Dollar- Hedged)
Net assets as of December 31, 2022	$117,816	$1,151,772	$4,425,525

Investment income (loss):
Dividend distributions	7,707	66,750	105,844
Investment Expenses:
Mortality and expense risk and administrative charges	(1,195)	(11,160)	(39,511)

Net investment income (loss)	6,512	55,590	66,333

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(27,688)	(22,529)	(102,061)
Change in unrealized appreciation (depreciation)	30,147	98,323	355,396

Net gain (loss) on investments	2,459	75,794	253,335

Net increase (decrease) in net assets from operations	8,971	131,384	319,668

Contract owner transactions:
Variable annuity deposits	3,896	30,571	121,824
Terminations, withdrawals and annuity payments	(7,114)	(147,691)	(709,412)
Transfers between subaccounts, net	(85,412)	107,253	95,317
Maintenance charges and mortality adjustments	(290)	(3,045)	(11,016)

Increase (decrease) in net assets from contract transactions	(88,920)	(12,912)	(503,287)

Total increase (decrease) in net assets	(79,949)	118,472	(183,619)

Net assets as of December 31, 2023	$37,867	$1,270,244	$4,241,906

Investment income (loss):
Dividend distributions	2,374	69,345	149,176
Investment Expenses:
Mortality and expense risk and administrative charges	(333)	(10,967)	(38,374)

Net investment income (loss)	2,041	58,378	110,802

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	26,788
Realized capital gain (loss) on investments	(1,844)	(26,400)	(53,625)
Change in unrealized appreciation (depreciation)	1,646	28,595	78,941

Net gain (loss) on investments	(198)	2,195	52,104

Net increase (decrease) in net assets from operations	1,843	60,573	162,906

Contract owner transactions:
Variable annuity deposits	1,234	24,254	98,564
Terminations, withdrawals and annuity payments	(1,996)	(155,600)	(566,564)
Transfers between subaccounts, net	16,125	(26,382)	170,247
Maintenance charges and mortality adjustments	(171)	(2,486)	(9,362)

Increase (decrease) in net assets from contract transactions	15,192	(160,214)	(307,115)

Total increase (decrease) in net assets	17,035	(99,641)	(144,209)

Net assets as of December 31, 2024	$54,902	$1,170,603	$4,097,697

The accompanying notes are an integral part of these financial statements. 121

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	PIMCO Low Duration	PIMCO Real Return	PIMCO StocksPLUS® Small Fund
Net assets as of December 31, 2022	$167,775	$849,037	$328,795

Investment income (loss):
Dividend distributions	4,864	22,280	8,385
Investment Expenses:
Mortality and expense risk and administrative charges	(1,255)	(7,651)	(3,139)

Net investment income (loss)	3,609	14,629	5,246

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(1,098)	(10,170)	(6,634)
Change in unrealized appreciation (depreciation)	2,889	13,285	53,624

Net gain (loss) on investments	1,791	3,115	46,990

Net increase (decrease) in net assets from operations	5,400	17,744	52,236

Contract owner transactions:
Variable annuity deposits	7,843	23,048	12,568
Terminations, withdrawals and annuity payments	(7,550)	(69,263)	(8,320)
Transfers between subaccounts, net	(33,459)	19,064	4,163
Maintenance charges and mortality adjustments	(443)	(2,322)	(405)

Increase (decrease) in net assets from contract transactions	(33,609)	(29,473)	8,006

Total increase (decrease) in net assets	(28,209)	(11,729)	60,242

Net assets as of December 31, 2023	$139,566	$837,308	$389,037

Investment income (loss):
Dividend distributions	3,525	18,509	17,254
Investment Expenses:
Mortality and expense risk and administrative charges	(900)	(6,908)	(3,628)

Net investment income (loss)	2,625	11,601	13,626

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(1,358)	(20,997)	(9,074)
Change in unrealized appreciation (depreciation)	1,876	17,185	36,858

Net gain (loss) on investments	518	(3,812)	27,784

Net increase (decrease) in net assets from operations	3,143	7,789	41,410

Contract owner transactions:
Variable annuity deposits	2,214	23,501	11,660
Terminations, withdrawals and annuity payments	(93,270)	(119,703)	(22,115)
Transfers between subaccounts, net	1,211	(18,981)	6,591
Maintenance charges and mortality adjustments	(1,108)	(2,083)	(484)

Increase (decrease) in net assets from contract transactions	(90,953)	(117,266)	(4,348)

Total increase (decrease) in net assets	(87,810)	(109,477)	37,062

Net assets as of December 31, 2024	$51,756	$727,831	$426,099

The accompanying notes are an integral part of these financial statements. 122

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	PIMCO Total Return	PIMCO VIT All Asset Administrative	PIMCO VIT All Asset Advisor
Net assets as of December 31, 2022	$1,699,871	$4,649,478	$757,694

Investment income (loss):
Dividend distributions	53,370	133,926	24,009
Investment Expenses:
Mortality and expense risk and administrative charges	(14,538)	(34,565)	(2,202)

Net investment income (loss)	38,832	99,361	21,807

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(59,400)	(129,803)	(17,235)
Change in unrealized appreciation (depreciation)	98,018	347,278	58,225

Net gain (loss) on investments	38,618	217,475	40,990

Net increase (decrease) in net assets from operations	77,450	316,836	62,797

Contract owner transactions:
Variable annuity deposits	60,334	79,523	—
Terminations, withdrawals and annuity payments	(140,187)	(478,298)	(9,866)
Transfers between subaccounts, net	(85,517)	(31,923)	105,110
Maintenance charges and mortality adjustments	(3,931)	(17,884)	(460)

Increase (decrease) in net assets from contract transactions	(169,301)	(448,582)	94,784

Total increase (decrease) in net assets	(91,851)	(131,746)	157,581

Net assets as of December 31, 2023	$1,608,020	$4,517,732	$915,275

Investment income (loss):
Dividend distributions	59,261	271,180	58,370
Investment Expenses:
Mortality and expense risk and administrative charges	(13,605)	(32,246)	(2,372)

Net investment income (loss)	45,656	238,934	55,998

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(59,382)	(166,635)	(4,322)
Change in unrealized appreciation (depreciation)	30,965	55,926	(20,898)

Net gain (loss) on investments	(28,417)	(110,709)	(25,220)

Net increase (decrease) in net assets from operations	17,239	128,225	30,778

Contract owner transactions:
Variable annuity deposits	56,638	19,642	—
Terminations, withdrawals and annuity payments	(249,091)	(636,191)	(36,420)
Transfers between subaccounts, net	(61,697)	(226,578)	(16,809)
Maintenance charges and mortality adjustments	(4,415)	(16,981)	(635)

Increase (decrease) in net assets from contract transactions	(258,565)	(860,108)	(53,864)

Total increase (decrease) in net assets	(241,326)	(731,883)	(23,086)

Net assets as of December 31, 2024	$1,366,694	$3,785,849	$892,189

The accompanying notes are an integral part of these financial statements. 123

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	PIMCO VIT CommodityRealRe turn Strategy Administrative	PIMCO VIT CommodityRealRe turn Strategy Advisor	PIMCO VIT Emerging Markets Bond
Net assets as of December 31, 2022	$7,672,733	$927,671	$1,775,968

Investment income (loss):
Dividend distributions	1,013,105	45,019	112,766
Investment Expenses:
Mortality and expense risk and administrative charges	(49,389)	(1,668)	(16,218)

Net investment income (loss)	963,716	43,351	96,548

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(907,788)	(188,082)	(107,291)
Change in unrealized appreciation (depreciation)	(616,765)	94,540	202,662

Net gain (loss) on investments	(1,524,553)	(93,542)	95,371

Net increase (decrease) in net assets from operations	(560,837)	(50,191)	191,919

Contract owner transactions:
Variable annuity deposits	68,871	37,527	79,469
Terminations, withdrawals and annuity payments	(647,670)	(66,213)	(234,711)
Transfers between subaccounts, net	(2,003,861)	(668,151)	77,539
Maintenance charges and mortality adjustments	(24,035)	(306)	(7,560)

Increase (decrease) in net assets from contract transactions	(2,606,695)	(697,143)	(85,263)

Total increase (decrease) in net assets	(3,167,532)	(747,334)	106,656

Net assets as of December 31, 2023	$4,505,201	$180,337	$1,882,624

Investment income (loss):
Dividend distributions	88,314	4,473	155,647
Investment Expenses:
Mortality and expense risk and administrative charges	(34,079)	(661)	(21,718)

Net investment income (loss)	54,235	3,812	133,929

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(597,042)	(11,595)	9,474
Change in unrealized appreciation (depreciation)	695,233	19,568	50,902

Net gain (loss) on investments	98,191	7,973	60,376

Net increase (decrease) in net assets from operations	152,426	11,785	194,305

Contract owner transactions:
Variable annuity deposits	39,140	3,503	99,102
Terminations, withdrawals and annuity payments	(541,632)	(6,245)	(263,625)
Transfers between subaccounts, net	(696,258)	34,951	(124,245)
Maintenance charges and mortality adjustments	(14,776)	(222)	(9,196)

Increase (decrease) in net assets from contract transactions	(1,213,526)	31,987	(297,964)

Total increase (decrease) in net assets	(1,061,100)	43,772	(103,659)

Net assets as of December 31, 2024	$3,444,101	$224,109	$1,778,965

The accompanying notes are an integral part of these financial statements. 124

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	PIMCO VIT Global Managed Asset Allocation	PIMCO VIT High Yield
Net assets as of December 31, 2022	$45,802	$114,199	$245,201

Investment income (loss):
Dividend distributions	1,377	2,612	15,605
Investment Expenses:
Mortality and expense risk and administrative charges	(164)	(497)	(793)

Net investment income (loss)	1,213	2,115	14,812

Increase (decrease) in net assets from operations:
Capital gain distributions	500	—	—
Realized capital gain (loss) on investments	(5,284)	(823)	(1,006)
Change in unrealized appreciation (depreciation)	6,322	12,728	17,195

Net gain (loss) on investments	1,538	11,905	16,189

Net increase (decrease) in net assets from operations	2,751	14,020	31,001

Contract owner transactions:
Variable annuity deposits	50,821	—	22,560
Terminations, withdrawals and annuity payments	(137)	(2,056)	(49,058)
Transfers between subaccounts, net	(51,168)	—	38,385
Maintenance charges and mortality adjustments	(50)	(242)	(575)

Increase (decrease) in net assets from contract transactions	(534)	(2,298)	11,312

Total increase (decrease) in net assets	2,217	11,722	42,313

Net assets as of December 31, 2023	$48,019	$125,921	$287,514

Investment income (loss):
Dividend distributions	507	4,204	20,132
Investment Expenses:
Mortality and expense risk and administrative charges	(43)	(591)	(886)

Net investment income (loss)	464	3,613	19,246

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(5,243)	(8,742)	(3,942)
Change in unrealized appreciation (depreciation)	4,182	18,343	8,938

Net gain (loss) on investments	(1,061)	9,601	4,996

Net increase (decrease) in net assets from operations	(597)	13,214	24,242

Contract owner transactions:
Variable annuity deposits	—	10,073	128,293
Terminations, withdrawals and annuity payments	—	(398)	(16,555)
Transfers between subaccounts, net	(39,937)	(60,781)	(117,865)
Maintenance charges and mortality adjustments	(23)	(256)	(428)

Increase (decrease) in net assets from contract transactions	(39,960)	(51,362)	(6,555)

Total increase (decrease) in net assets	(40,557)	(38,148)	17,687

Net assets as of December 31, 2024	$7,462	$87,773	$305,201

The accompanying notes are an integral part of these financial statements. 125

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO VIT International Bond Portfolio (Unhedged)	PIMCO VIT Low Duration Administrative (f)
Net assets as of December 31, 2022	$8,180,516	$49,379	$31,545,128

Investment income (loss):
Dividend distributions	201,434	1,362	1,052,308
Investment Expenses:
Mortality and expense risk and administrative charges	(61,584)	(139)	(271,226)

Net investment income (loss)	139,850	1,223	781,082

Increase (decrease) in net assets from operations:
Capital gain distributions	202,902	—	—
Realized capital gain (loss) on investments	(232,758)	(312)	(379,239)
Change in unrealized appreciation (depreciation)	504,417	2,632	744,996

Net gain (loss) on investments	474,561	2,320	365,757

Net increase (decrease) in net assets from operations	614,411	3,543	1,146,839

Contract owner transactions:
Variable annuity deposits	113,731	14,179	362,797
Terminations, withdrawals and annuity payments	(1,116,057)	(916)	(3,552,749)
Transfers between subaccounts, net	296,967	3,185	(1,061,631)
Maintenance charges and mortality adjustments	(23,653)	(115)	(114,044)

Increase (decrease) in net assets from contract transactions	(729,012)	16,333	(4,365,627)

Total increase (decrease) in net assets	(114,601)	19,876	(3,218,788)

Net assets as of December 31, 2023	$8,065,915	$69,255	$28,326,340

Investment income (loss):
Dividend distributions	253,420	5,821	1,034,831
Investment Expenses:
Mortality and expense risk and administrative charges	(54,035)	(433)	(238,457)

Net investment income (loss)	199,385	5,388	796,374

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(116,475)	(1,649)	(308,687)
Change in unrealized appreciation (depreciation)	235,397	(6,285)	389,929

Net gain (loss) on investments	118,922	(7,934)	81,242

Net increase (decrease) in net assets from operations	318,307	(2,546)	877,616

Contract owner transactions:
Variable annuity deposits	79,085	—	145,969
Terminations, withdrawals and annuity payments	(984,124)	(9,038)	(3,127,695)
Transfers between subaccounts, net	(675,279)	125,489	(3,686,057)
Maintenance charges and mortality adjustments	(21,466)	(279)	(93,670)

Increase (decrease) in net assets from contract transactions	(1,601,784)	116,172	(6,761,453)

Total increase (decrease) in net assets	(1,283,477)	113,626	(5,883,837)

Net assets as of December 31, 2024	$6,782,438	$182,881	$22,442,503

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 126

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Administrative (f)	PIMCO VIT Real Return Advisor
Net assets as of December 31, 2022	$680,268	$17,555,272	$857,582

Investment income (loss):
Dividend distributions	18,122	516,550	26,309
Investment Expenses:
Mortality and expense risk and administrative charges	(1,630)	(159,852)	(2,777)

Net investment income (loss)	16,492	356,698	23,532

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(18,873)	(445,104)	(21,376)
Change in unrealized appreciation (depreciation)	25,377	531,851	26,195

Net gain (loss) on investments	6,504	86,747	4,819

Net increase (decrease) in net assets from operations	22,996	443,445	28,351

Contract owner transactions:
Variable annuity deposits	92,275	99,377	203,885
Terminations, withdrawals and annuity payments	(166,188)	(2,047,621)	(64,191)
Transfers between subaccounts, net	(151,301)	437,541	(71,929)
Maintenance charges and mortality adjustments	(856)	(84,349)	(1,024)

Increase (decrease) in net assets from contract transactions	(226,070)	(1,595,052)	66,741

Total increase (decrease) in net assets	(203,074)	(1,151,607)	95,092

Net assets as of December 31, 2023	$477,194	$16,403,665	$952,674

Investment income (loss):
Dividend distributions	18,930	409,970	22,827
Investment Expenses:
Mortality and expense risk and administrative charges	(1,236)	(149,611)	(2,824)

Net investment income (loss)	17,694	260,359	20,003

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(918)	(482,034)	(24,578)
Change in unrealized appreciation (depreciation)	2,858	405,333	20,547

Net gain (loss) on investments	1,940	(76,701)	(4,031)

Net increase (decrease) in net assets from operations	19,634	183,658	15,972

Contract owner transactions:
Variable annuity deposits	22,387	213,026	50,750
Terminations, withdrawals and annuity payments	(19,180)	(1,850,909)	(107,713)
Transfers between subaccounts, net	6,521	(129,691)	(164,327)
Maintenance charges and mortality adjustments	(720)	(76,582)	(1,128)

Increase (decrease) in net assets from contract transactions	9,008	(1,844,156)	(222,418)

Total increase (decrease) in net assets	28,642	(1,660,498)	(206,446)

Net assets as of December 31, 2024	$505,836	$14,743,167	$746,228

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 127

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	PIMCO VIT Short-Term	PIMCO VIT Total Return Administrative	PIMCO VIT Total Return Advisor
Net assets as of December 31, 2022	$2,321,666	$9,282,733	$9,308,527

Investment income (loss):
Dividend distributions	85,810	335,199	456,222
Investment Expenses:
Mortality and expense risk and administrative charges	(7,142)	(131,951)	(84,107)

Net investment income (loss)	78,668	203,248	372,115

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(6,969)	(298,270)	(290,466)
Change in unrealized appreciation (depreciation)	31,338	485,765	540,069

Net gain (loss) on investments	24,369	187,495	249,603

Net increase (decrease) in net assets from operations	103,037	390,743	621,718

Contract owner transactions:
Variable annuity deposits	931,086	43,878	767,619
Terminations, withdrawals and annuity payments	(122,942)	(1,043,896)	(1,494,573)
Transfers between subaccounts, net	(1,213,263)	713,782	5,675,611
Maintenance charges and mortality adjustments	(1,818)	(60,071)	(42,262)

Increase (decrease) in net assets from contract transactions	(406,937)	(346,307)	4,906,395

Total increase (decrease) in net assets	(303,900)	44,436	5,528,113

Net assets as of December 31, 2023	$2,017,766	$9,327,169	$14,836,640

Investment income (loss):
Dividend distributions	220,849	371,142	599,918
Investment Expenses:
Mortality and expense risk and administrative charges	(18,845)	(130,039)	(94,523)

Net investment income (loss)	202,004	241,103	505,395

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	23,348	(381,240)	(405,250)
Change in unrealized appreciation (depreciation)	8,332	224,717	208,312

Net gain (loss) on investments	31,680	(156,523)	(196,938)

Net increase (decrease) in net assets from operations	233,684	84,580	308,457

Contract owner transactions:
Variable annuity deposits	5,652,710	14,890	1,301,227
Terminations, withdrawals and annuity payments	(136,946)	(1,909,804)	(1,197,234)
Transfers between subaccounts, net	(3,631,425)	1,112,635	(1,842,140)
Maintenance charges and mortality adjustments	(3,422)	(56,513)	(38,011)

Increase (decrease) in net assets from contract transactions	1,880,917	(838,792)	(1,776,158)

Total increase (decrease) in net assets	2,114,601	(754,212)	(1,467,701)

Net assets as of December 31, 2024	$4,132,367	$8,572,957	$13,368,939

The accompanying notes are an integral part of these financial statements. 128

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Pioneer Bond VCT	Pioneer Equity Income VCT	Pioneer High Yield VCT
Net assets as of December 31, 2022	$119,423	$141,187	$23,961

Investment income (loss):
Dividend distributions	4,266	590	1,321
Investment Expenses:
Mortality and expense risk and administrative charges	(292)	(432)	(62)

Net investment income (loss)	3,974	158	1,259

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,472	—
Realized capital gain (loss) on investments	(3,727)	(35,305)	(16)
Change in unrealized appreciation (depreciation)	6,414	30,201	1,321

Net gain (loss) on investments	2,687	(2,632)	1,305

Net increase (decrease) in net assets from operations	6,661	(2,474)	2,564

Contract owner transactions:
Variable annuity deposits	9,308	—	—
Terminations, withdrawals and annuity payments	(1,884)	(52,485)	—
Transfers between subaccounts, net	(829)	(71,443)	—
Maintenance charges and mortality adjustments	(202)	(124)	(41)

Increase (decrease) in net assets from contract transactions	6,393	(124,052)	(41)

Total increase (decrease) in net assets	13,054	(126,526)	2,523

Net assets as of December 31, 2023	$132,477	$14,661	$26,484

Investment income (loss):
Dividend distributions	3,870	303	1,832
Investment Expenses:
Mortality and expense risk and administrative charges	(236)	(196)	(138)

Net investment income (loss)	3,634	107	1,694

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,814	—
Realized capital gain (loss) on investments	(8,105)	(65)	(6)
Change in unrealized appreciation (depreciation)	5,830	(1,452)	515

Net gain (loss) on investments	(2,275)	1,297	509

Net increase (decrease) in net assets from operations	1,359	1,404	2,203

Contract owner transactions:
Variable annuity deposits	21,917	—	—
Terminations, withdrawals and annuity payments	(1,968)	—	(59)
Transfers between subaccounts, net	(81,283)	—	34,996
Maintenance charges and mortality adjustments	(96)	(31)	(11)

Increase (decrease) in net assets from contract transactions	(61,430)	(31)	34,926

Total increase (decrease) in net assets	(60,071)	1,373	37,129

Net assets as of December 31, 2024	$72,406	$16,034	$63,613

The accompanying notes are an integral part of these financial statements. 129

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Pioneer Strategic Income	Pioneer Strategic Income VCT	Putnam VT Core Equity Fund
Net assets as of December 31, 2022	$78,402	$185,285	$42,712

Investment income (loss):
Dividend distributions	2,383	7,285	206
Investment Expenses:
Mortality and expense risk and administrative charges	(597)	(1,176)	(514)

Net investment income (loss)	1,786	6,109	(308)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	3,693
Realized capital gain (loss) on investments	(2,015)	(351)	(2,685)
Change in unrealized appreciation (depreciation)	5,328	13,800	9,230

Net gain (loss) on investments	3,313	13,449	10,238

Net increase (decrease) in net assets from operations	5,099	19,558	9,930

Contract owner transactions:
Variable annuity deposits	2,059	—	—
Terminations, withdrawals and annuity payments	(1,155)	(1,523)	(8,294)
Transfers between subaccounts, net	(15,293)	83,988	—
Maintenance charges and mortality adjustments	(264)	(196)	(82)

Increase (decrease) in net assets from contract transactions	(14,653)	82,269	(8,376)

Total increase (decrease) in net assets	(9,554)	101,827	1,554

Net assets as of December 31, 2023	$68,848	$287,112	$44,266

Investment income (loss):
Dividend distributions	3,429	23,761	1,249
Investment Expenses:
Mortality and expense risk and administrative charges	(624)	(2,846)	(1,582)

Net investment income (loss)	2,805	20,915	(333)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	11,393
Realized capital gain (loss) on investments	(1,013)	(6,352)	(328)
Change in unrealized appreciation (depreciation)	763	10,172	49,803

Net gain (loss) on investments	(250)	3,820	60,868

Net increase (decrease) in net assets from operations	2,555	24,735	60,535

Contract owner transactions:
Variable annuity deposits	1,736	142,979	105,848
Terminations, withdrawals and annuity payments	(9,829)	(20,568)	(27,547)
Transfers between subaccounts, net	(686)	348,000	305,462
Maintenance charges and mortality adjustments	(248)	(390)	(559)

Increase (decrease) in net assets from contract transactions	(9,027)	470,021	383,204

Total increase (decrease) in net assets	(6,472)	494,756	443,739

Net assets as of December 31, 2024	$62,376	$781,868	$488,005

The accompanying notes are an integral part of these financial statements. 130

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Putnam VT Diversified Income	Putnam VT Global Asset Allocation	Putnam VT High Yield
Net assets as of December 31, 2022	$56,784	$12,885	$47,512

Investment income (loss):
Dividend distributions	6,061	206	2,614
Investment Expenses:
Mortality and expense risk and administrative charges	(232)	(172)	(155)

Net investment income (loss)	5,829	34	2,459

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(145)	(3)	(33)
Change in unrealized appreciation (depreciation)	(686)	2,031	3,211

Net gain (loss) on investments	(831)	2,028	3,178

Net increase (decrease) in net assets from operations	4,998	2,062	5,637

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(332)	—	(444)
Transfers between subaccounts, net	44,352	—	(26)
Maintenance charges and mortality adjustments	(189)	(28)	(118)

Increase (decrease) in net assets from contract transactions	43,831	(28)	(588)

Total increase (decrease) in net assets	48,829	2,034	5,049

Net assets as of December 31, 2023	$105,613	$14,919	$52,561

Investment income (loss):
Dividend distributions	6,275	340	3,085
Investment Expenses:
Mortality and expense risk and administrative charges	(265)	(973)	(266)

Net investment income (loss)	6,010	(633)	2,819

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(933)	4,005	1,709
Change in unrealized appreciation (depreciation)	531	29,699	5,567

Net gain (loss) on investments	(402)	33,704	7,276

Net increase (decrease) in net assets from operations	5,608	33,071	10,095

Contract owner transactions:
Variable annuity deposits	3,030	772,183	—
Terminations, withdrawals and annuity payments	(6,603)	(2,467)	—
Transfers between subaccounts, net	8	47,273	(6,101)
Maintenance charges and mortality adjustments	(211)	(33)	(109)

Increase (decrease) in net assets from contract transactions	(3,776)	816,956	(6,210)

Total increase (decrease) in net assets	1,832	850,027	3,885

Net assets as of December 31, 2024	$107,445	$864,946	$56,446

The accompanying notes are an integral part of these financial statements. 131

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Putnam VT Income	Putnam VT Large Cap Growth Fund	Putnam VT Large Cap Value
Net assets as of December 31, 2022	$99,129	$342,106	$1,584,614

Investment income (loss):
Dividend distributions	18,719	—	21,652
Investment Expenses:
Mortality and expense risk and administrative charges	(750)	(1,070)	(5,754)

Net investment income (loss)	17,969	(1,070)	15,898

Increase (decrease) in net assets from operations:
Capital gain distributions	—	5,528	60,692
Realized capital gain (loss) on investments	(39,568)	(3,996)	28,440
Change in unrealized appreciation (depreciation)	19,662	147,281	121,523

Net gain (loss) on investments	(19,906)	148,813	210,655

Net increase (decrease) in net assets from operations	(1,937)	147,743	226,553

Contract owner transactions:
Variable annuity deposits	17,504	—	470
Terminations, withdrawals and annuity payments	(49,490)	(10,343)	(119,641)
Transfers between subaccounts, net	(17,224)	58,816	(166,540)
Maintenance charges and mortality adjustments	(298)	(466)	(2,013)

Increase (decrease) in net assets from contract transactions	(49,508)	48,007	(287,724)

Total increase (decrease) in net assets	(51,445)	195,750	(61,171)

Net assets as of December 31, 2023	$47,684	$537,856	$1,523,443

Investment income (loss):
Dividend distributions	2,578	—	18,606
Investment Expenses:
Mortality and expense risk and administrative charges	(119)	(1,668)	(6,975)

Net investment income (loss)	2,459	(1,668)	11,631

Increase (decrease) in net assets from operations:
Capital gain distributions	—	24,809	75,732
Realized capital gain (loss) on investments	(958)	14,004	60,135
Change in unrealized appreciation (depreciation)	(496)	132,622	134,693

Net gain (loss) on investments	(1,454)	171,435	270,560

Net increase (decrease) in net assets from operations	1,005	169,767	282,191

Contract owner transactions:
Variable annuity deposits	—	—	56,400
Terminations, withdrawals and annuity payments	(3,760)	(14,124)	(49,862)
Transfers between subaccounts, net	—	21,131	(126,368)
Maintenance charges and mortality adjustments	(111)	(527)	(1,490)

Increase (decrease) in net assets from contract transactions	(3,871)	6,480	(121,320)

Total increase (decrease) in net assets	(2,866)	176,247	160,871

Net assets as of December 31, 2024	$44,818	$714,103	$1,684,314

The accompanying notes are an integral part of these financial statements. 132

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Putnam VT Small Cap Growth	Putnam VT Small Cap Value	Redwood Managed Volatility (e)
Net assets as of December 31, 2022	$46,084	$667,247	$57,861

Investment income (loss):
Dividend distributions	—	957	353
Investment Expenses:
Mortality and expense risk and administrative charges	(2,824)	(5,049)	(727)

Net investment income (loss)	(2,824)	(4,092)	(374)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	73,717	—
Realized capital gain (loss) on investments	(23,517)	(81,245)	(51)
Change in unrealized appreciation (depreciation)	28,455	151,904	1,890

Net gain (loss) on investments	4,938	144,376	1,839

Net increase (decrease) in net assets from operations	2,114	140,284	1,465

Contract owner transactions:
Variable annuity deposits	190,888	9,836	—
Terminations, withdrawals and annuity payments	(6,079)	(63,198)	—
Transfers between subaccounts, net	31,978	(152,878)	—
Maintenance charges and mortality adjustments	(300)	(1,657)	(117)

Increase (decrease) in net assets from contract transactions	216,487	(207,897)	(117)

Total increase (decrease) in net assets	218,601	(67,613)	1,348

Net assets as of December 31, 2023	$264,685	$599,634	$59,209

Investment income (loss):
Dividend distributions	—	5,620	12,962
Investment Expenses:
Mortality and expense risk and administrative charges	(895)	(3,374)	(356)

Net investment income (loss)	(895)	2,246	12,606

Increase (decrease) in net assets from operations:
Capital gain distributions	—	27,275	—
Realized capital gain (loss) on investments	25,053	(5,055)	(13,998)
Change in unrealized appreciation (depreciation)	52,526	(10,544)	2,210

Net gain (loss) on investments	77,579	11,676	(11,788)

Net increase (decrease) in net assets from operations	76,684	13,922	818

Contract owner transactions:
Variable annuity deposits	2,627	4,189	—
Terminations, withdrawals and annuity payments	(2,574)	(64,553)	—
Transfers between subaccounts, net	(21,002)	(235,030)	(59,979)
Maintenance charges and mortality adjustments	(123)	(1,202)	(48)

Increase (decrease) in net assets from contract transactions	(21,072)	(296,596)	(60,027)

Total increase (decrease) in net assets	55,612	(282,674)	(59,209)

Net assets as of December 31, 2024	$320,297	$316,960	$—

(e)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements. 133

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Royce Micro-Cap	Royce Small-Cap Opportunity	Royce Small-Cap Value
Net assets as of December 31, 2022	$3,244,212	$3,461,746	$1,014,527

Investment income (loss):
Dividend distributions	—	—	10,389
Investment Expenses:
Mortality and expense risk and administrative charges	(27,560)	(27,650)	(9,170)

Net investment income (loss)	(27,560)	(27,650)	1,219

Increase (decrease) in net assets from operations:
Capital gain distributions	—	134,057	77,549
Realized capital gain (loss) on investments	(217,848)	90,736	(4,297)
Change in unrealized appreciation (depreciation)	712,831	356,759	163,163

Net gain (loss) on investments	494,983	581,552	236,415

Net increase (decrease) in net assets from operations	467,423	553,902	237,634

Contract owner transactions:
Variable annuity deposits	58,360	109,644	18,250
Terminations, withdrawals and annuity payments	(428,838)	(423,208)	(108,358)
Transfers between subaccounts, net	80,241	(609,209)	(6,521)
Maintenance charges and mortality adjustments	(14,058)	(5,547)	(1,980)

Increase (decrease) in net assets from contract transactions	(304,295)	(928,320)	(98,609)

Total increase (decrease) in net assets	163,128	(374,418)	139,025

Net assets as of December 31, 2023	$3,407,340	$3,087,328	$1,153,552

Investment income (loss):
Dividend distributions	—	—	9,189
Investment Expenses:
Mortality and expense risk and administrative charges	(26,015)	(25,853)	(9,865)

Net investment income (loss)	(26,015)	(25,853)	(676)

Increase (decrease) in net assets from operations:
Capital gain distributions	231,141	192,768	49,170
Realized capital gain (loss) on investments	(14,164)	117,225	14,054
Change in unrealized appreciation (depreciation)	197,962	(47,656)	(38,455)

Net gain (loss) on investments	414,939	262,337	24,769

Net increase (decrease) in net assets from operations	388,924	236,484	24,093

Contract owner transactions:
Variable annuity deposits	18,046	85,170	16,955
Terminations, withdrawals and annuity payments	(358,667)	(270,017)	(159,269)
Transfers between subaccounts, net	593,192	(508,915)	(13,524)
Maintenance charges and mortality adjustments	(12,262)	(3,952)	(1,804)

Increase (decrease) in net assets from contract transactions	240,309	(697,714)	(157,642)

Total increase (decrease) in net assets	629,233	(461,230)	(133,549)

Net assets as of December 31, 2024	$4,036,573	$2,626,098	$1,020,003

The accompanying notes are an integral part of these financial statements. 134

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Banking	Rydex VIF Basic Materials	Rydex VIF Biotechnology
Net assets as of December 31, 2022	$650,514	$1,381,255	$1,807,507

Investment income (loss):
Dividend distributions	12,885	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(8,969)	(15,873)	(20,263)

Net investment income (loss)	3,916	(15,873)	(20,263)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	17,156
Realized capital gain (loss) on investments	49,019	33,947	(76,394)
Change in unrealized appreciation (depreciation)	61,611	85,046	167,437

Net gain (loss) on investments	110,630	118,993	108,199

Net increase (decrease) in net assets from operations	114,546	103,120	87,936

Contract owner transactions:
Variable annuity deposits	18,321	25,784	31,094
Terminations, withdrawals and annuity payments	(65,273)	(178,869)	(217,580)
Transfers between subaccounts, net	(120,590)	34,240	37,645
Maintenance charges and mortality adjustments	(4,367)	(7,291)	(9,889)

Increase (decrease) in net assets from contract transactions	(171,909)	(126,136)	(158,730)

Total increase (decrease) in net assets	(57,363)	(23,016)	(70,794)

Net assets as of December 31, 2023	$593,151	$1,358,239	$1,736,713

Investment income (loss):
Dividend distributions	14,264	10,847	—
Investment Expenses:
Mortality and expense risk and administrative charges	(7,157)	(14,726)	(18,959)

Net investment income (loss)	7,107	(3,879)	(18,959)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	144,687
Realized capital gain (loss) on investments	(382)	68,033	(35,561)
Change in unrealized appreciation (depreciation)	101,497	(90,519)	(133,571)

Net gain (loss) on investments	101,115	(22,486)	(24,445)

Net increase (decrease) in net assets from operations	108,222	(26,365)	(43,404)

Contract owner transactions:
Variable annuity deposits	1,803	3,385	3,893
Terminations, withdrawals and annuity payments	(191,026)	(124,511)	(298,598)
Transfers between subaccounts, net	66,770	(146,347)	172,417
Maintenance charges and mortality adjustments	(3,661)	(6,656)	(9,257)

Increase (decrease) in net assets from contract transactions	(126,114)	(274,129)	(131,545)

Total increase (decrease) in net assets	(17,892)	(300,494)	(174,949)

Net assets as of December 31, 2024	$575,259	$1,057,745	$1,561,764

The accompanying notes are an integral part of these financial statements. 135

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Commodities Strategy	Rydex VIF Consumer Products	Rydex VIF Dow 2x Strategy (f)
Net assets as of December 31, 2022	$1,226,035	$2,280,026	$1,207,082

Investment income (loss):
Dividend distributions	114,561	22,716	2,700
Investment Expenses:
Mortality and expense risk and administrative charges	(13,836)	(22,785)	(15,575)

Net investment income (loss)	100,725	(69)	(12,875)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	8,469	—
Realized capital gain (loss) on investments	16,904	36,195	(193,361)
Change in unrealized appreciation (depreciation)	(201,350)	(92,149)	164,078

Net gain (loss) on investments	(184,446)	(47,485)	(29,283)

Net increase (decrease) in net assets from operations	(83,721)	(47,554)	(42,158)

Contract owner transactions:
Variable annuity deposits	16,445	52,221	—
Terminations, withdrawals and annuity payments	(202,276)	(434,350)	(70,722)
Transfers between subaccounts, net	67,081	(732,260)	(50,478)
Maintenance charges and mortality adjustments	(6,629)	(8,629)	(5,870)

Increase (decrease) in net assets from contract transactions	(125,379)	(1,123,018)	(127,070)

Total increase (decrease) in net assets	(209,100)	(1,170,572)	(169,228)

Net assets as of December 31, 2023	$1,016,935	$1,109,454	$1,037,854

Investment income (loss):
Dividend distributions	36,390	14,786	10,919
Investment Expenses:
Mortality and expense risk and administrative charges	(11,001)	(13,276)	(13,416)

Net investment income (loss)	25,389	1,510	(2,497)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	35,435	7,610	114,852
Change in unrealized appreciation (depreciation)	5,523	26,119	108,113

Net gain (loss) on investments	40,958	33,729	222,965

Net increase (decrease) in net assets from operations	66,347	35,239	220,468

Contract owner transactions:
Variable annuity deposits	1,782	6,089	—
Terminations, withdrawals and annuity payments	(187,418)	(162,909)	(155,601)
Transfers between subaccounts, net	(180,870)	(73,736)	(88,372)
Maintenance charges and mortality adjustments	(4,967)	(5,921)	(5,681)

Increase (decrease) in net assets from contract transactions	(371,473)	(236,477)	(249,654)

Total increase (decrease) in net assets	(305,126)	(201,238)	(29,186)

Net assets as of December 31, 2024	$711,809	$908,216	$1,008,668

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 136

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Electronics	Rydex VIF Energy	Rydex VIF Energy Services
Net assets as of December 31, 2022	$511,946	$3,730,893	$502,130

Investment income (loss):
Dividend distributions	—	100,005	—
Investment Expenses:
Mortality and expense risk and administrative charges	(17,780)	(39,038)	(15,722)

Net investment income (loss)	(17,780)	60,967	(15,722)

Increase (decrease) in net assets from operations:
Capital gain distributions	51,364	—	—
Realized capital gain (loss) on investments	54,115	77,920	(22,491)
Change in unrealized appreciation (depreciation)	543,720	(274,187)	(12,985)

Net gain (loss) on investments	649,199	(196,267)	(35,476)

Net increase (decrease) in net assets from operations	631,419	(135,300)	(51,198)

Contract owner transactions:
Variable annuity deposits	53,872	76,995	1,200
Terminations, withdrawals and annuity payments	(349,306)	(400,552)	(45,089)
Transfers between subaccounts, net	1,454,920	(955,416)	210,411
Maintenance charges and mortality adjustments	(6,845)	(17,369)	(10,721)

Increase (decrease) in net assets from contract transactions	1,152,641	(1,296,342)	155,801

Total increase (decrease) in net assets	1,784,060	(1,431,642)	104,603

Net assets as of December 31, 2023	$2,296,006	$2,299,251	$606,733

Investment income (loss):
Dividend distributions	—	62,080	—
Investment Expenses:
Mortality and expense risk and administrative charges	(26,961)	(26,393)	(5,590)

Net investment income (loss)	(26,961)	35,687	(5,590)

Increase (decrease) in net assets from operations:
Capital gain distributions	34,266	—	—
Realized capital gain (loss) on investments	119,005	49,578	43,515
Change in unrealized appreciation (depreciation)	213,592	(90,521)	(59,144)

Net gain (loss) on investments	366,863	(40,943)	(15,629)

Net increase (decrease) in net assets from operations	339,902	(5,256)	(21,219)

Contract owner transactions:
Variable annuity deposits	3,649	19,254	26,889
Terminations, withdrawals and annuity payments	(257,694)	(326,334)	(127,598)
Transfers between subaccounts, net	(38,639)	72,355	(182,134)
Maintenance charges and mortality adjustments	(8,594)	(7,968)	(2,561)

Increase (decrease) in net assets from contract transactions	(301,278)	(242,693)	(285,404)

Total increase (decrease) in net assets	38,624	(247,949)	(306,623)

Net assets as of December 31, 2024	$2,334,630	$2,051,302	$300,110

The accompanying notes are an integral part of these financial statements. 137

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Europe 1.25x Strategy (f)	Rydex VIF Financial Services	Rydex VIF Government Long Bond 1.2x Strategy (f)
Net assets as of December 31, 2022	$483,712	$786,254	$806,429

Investment income (loss):
Dividend distributions	2,362	—	22,817
Investment Expenses:
Mortality and expense risk and administrative charges	(6,468)	(8,089)	(7,988)

Net investment income (loss)	(4,106)	(8,089)	14,829

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	18,700	(38,161)	(77,826)
Change in unrealized appreciation (depreciation)	68,621	121,021	67,568

Net gain (loss) on investments	87,321	82,860	(10,258)

Net increase (decrease) in net assets from operations	83,215	74,771	4,571

Contract owner transactions:
Variable annuity deposits	125	15,625	7
Terminations, withdrawals and annuity payments	(55,842)	(75,279)	(34,537)
Transfers between subaccounts, net	(15,202)	(68,280)	(58,352)
Maintenance charges and mortality adjustments	(2,411)	(3,757)	(2,883)

Increase (decrease) in net assets from contract transactions	(73,330)	(131,691)	(95,765)

Total increase (decrease) in net assets	9,885	(56,920)	(91,194)

Net assets as of December 31, 2023	$493,597	$729,334	$715,235

Investment income (loss):
Dividend distributions	31,222	6,731	22,781
Investment Expenses:
Mortality and expense risk and administrative charges	(6,054)	(8,723)	(7,671)

Net investment income (loss)	25,168	(1,992)	15,110

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,964	—
Realized capital gain (loss) on investments	35,435	18,516	(324,028)
Change in unrealized appreciation (depreciation)	(71,850)	119,582	37,607

Net gain (loss) on investments	(36,415)	141,062	(286,421)

Net increase (decrease) in net assets from operations	(11,247)	139,070	(271,311)

Contract owner transactions:
Variable annuity deposits	—	25,886	—
Terminations, withdrawals and annuity payments	(57,803)	(130,814)	(31,566)
Transfers between subaccounts, net	(158,215)	14,207	(9,176)
Maintenance charges and mortality adjustments	(2,302)	(4,020)	(1,779)

Increase (decrease) in net assets from contract transactions	(218,320)	(94,741)	(42,521)

Total increase (decrease) in net assets	(229,567)	44,329	(313,832)

Net assets as of December 31, 2024	$264,030	$773,663	$401,403

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 138

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Health Care	Rydex VIF High Yield Strategy	Rydex VIF Internet
Net assets as of December 31, 2022	$2,633,261	$19,624	$489,439

Investment income (loss):
Dividend distributions	—	4,330	—
Investment Expenses:
Mortality and expense risk and administrative charges	(31,357)	(160)	(6,849)

Net investment income (loss)	(31,357)	4,170	(6,849)

Increase (decrease) in net assets from operations:
Capital gain distributions	93,472	—	—
Realized capital gain (loss) on investments	18,213	(3,882)	(118,252)
Change in unrealized appreciation (depreciation)	4,949	3,968	325,850

Net gain (loss) on investments	116,634	86	207,598

Net increase (decrease) in net assets from operations	85,277	4,256	200,749

Contract owner transactions:
Variable annuity deposits	18,631	—	20,902
Terminations, withdrawals and annuity payments	(284,587)	(12,530)	(116,355)
Transfers between subaccounts, net	(133,887)	5,093	(25,736)
Maintenance charges and mortality adjustments	(15,805)	(62)	(3,996)

Increase (decrease) in net assets from contract transactions	(415,648)	(7,499)	(125,185)

Total increase (decrease) in net assets	(330,371)	(3,243)	75,564

Net assets as of December 31, 2023	$2,302,890	$16,381	$565,003

Investment income (loss):
Dividend distributions	—	8,355	—
Investment Expenses:
Mortality and expense risk and administrative charges	(27,936)	(2,019)	(7,503)

Net investment income (loss)	(27,936)	6,336	(7,503)

Increase (decrease) in net assets from operations:
Capital gain distributions	57,524	—	—
Realized capital gain (loss) on investments	38,782	1,793	(15,482)
Change in unrealized appreciation (depreciation)	(85,783)	1,318	141,405

Net gain (loss) on investments	10,523	3,111	125,923

Net increase (decrease) in net assets from operations	(17,413)	9,447	118,420

Contract owner transactions:
Variable annuity deposits	4,917	—	3,295
Terminations, withdrawals and annuity payments	(289,238)	(83)	(91,080)
Transfers between subaccounts, net	169,209	150,909	33,897
Maintenance charges and mortality adjustments	(14,279)	(38)	(4,617)

Increase (decrease) in net assets from contract transactions	(129,391)	150,788	(58,505)

Total increase (decrease) in net assets	(146,804)	160,235	59,915

Net assets as of December 31, 2024	$2,156,086	$176,616	$624,918

The accompanying notes are an integral part of these financial statements. 139

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Inverse Dow 2x Strategy (f)	Rydex VIF Inverse Government Long Bond Strategy (f)	Rydex VIF Inverse Mid-Cap Strategy (f)
Net assets as of December 31, 2022	$238,147	$301,084	$23,403

Investment income (loss):
Dividend distributions	376	—	111
Investment Expenses:
Mortality and expense risk and administrative charges	(2,242)	(3,181)	(291)

Net investment income (loss)	(1,866)	(3,181)	(180)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(3,426)	29,493	(505)
Change in unrealized appreciation (depreciation)	(32,237)	(25,922)	(1,734)

Net gain (loss) on investments	(35,663)	3,571	(2,239)

Net increase (decrease) in net assets from operations	(37,529)	390	(2,419)

Contract owner transactions:
Variable annuity deposits	—	2,912	—
Terminations, withdrawals and annuity payments	(1,916)	(25,974)	(2)
Transfers between subaccounts, net	(41,763)	(26,848)	186
Maintenance charges and mortality adjustments	(421)	(1,286)	(44)

Increase (decrease) in net assets from contract transactions	(44,100)	(51,196)	140

Total increase (decrease) in net assets	(81,629)	(50,806)	(2,279)

Net assets as of December 31, 2023	$156,518	$250,278	$21,124

Investment income (loss):
Dividend distributions	10,233	11,616	867
Investment Expenses:
Mortality and expense risk and administrative charges	(1,700)	(3,134)	(237)

Net investment income (loss)	8,533	8,482	630

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(5,713)	23,018	(1,398)
Change in unrealized appreciation (depreciation)	(29,096)	5,716	(855)

Net gain (loss) on investments	(34,809)	28,734	(2,253)

Net increase (decrease) in net assets from operations	(26,276)	37,216	(1,623)

Contract owner transactions:
Variable annuity deposits	—	360	—
Terminations, withdrawals and annuity payments	(1,699)	(5,207)	(2)
Transfers between subaccounts, net	10,669	(7,673)	(4,375)
Maintenance charges and mortality adjustments	(361)	(1,340)	(39)

Increase (decrease) in net assets from contract transactions	8,609	(13,860)	(4,416)

Total increase (decrease) in net assets	(17,667)	23,356	(6,039)

Net assets as of December 31, 2024	$138,851	$273,634	$15,085

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 140

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Inverse NASDAQ-100® Strategy (f)	Rydex VIF Inverse Russell 2000® Strategy (f)	Rydex VIF Inverse S&P 500 Strategy (f)
Net assets as of December 31, 2022	$361,704	$99,104	$217,190

Investment income (loss):
Dividend distributions	501	—	6,499
Investment Expenses:
Mortality and expense risk and administrative charges	(1,538)	(837)	(1,711)

Net investment income (loss)	(1,037)	(837)	4,788

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(32,452)	(721)	(12,829)
Change in unrealized appreciation (depreciation)	(19,037)	(8,742)	(19,019)

Net gain (loss) on investments	(51,489)	(9,463)	(31,848)

Net increase (decrease) in net assets from operations	(52,526)	(10,300)	(27,060)

Contract owner transactions:
Variable annuity deposits	9,491	—	7
Terminations, withdrawals and annuity payments	(22,658)	(834)	(1,503)
Transfers between subaccounts, net	(185,280)	(16,292)	(74,245)
Maintenance charges and mortality adjustments	(418)	(730)	(987)

Increase (decrease) in net assets from contract transactions	(198,865)	(17,856)	(76,728)

Total increase (decrease) in net assets	(251,391)	(28,156)	(103,788)

Net assets as of December 31, 2023	$110,313	$70,948	$113,402

Investment income (loss):
Dividend distributions	3,968	5,568	11,723
Investment Expenses:
Mortality and expense risk and administrative charges	(1,315)	(720)	(1,126)

Net investment income (loss)	2,653	4,848	10,597

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(16,187)	(5,654)	(27,796)
Change in unrealized appreciation (depreciation)	(8,539)	(4,830)	4

Net gain (loss) on investments	(24,726)	(10,484)	(27,792)

Net increase (decrease) in net assets from operations	(22,073)	(5,636)	(17,195)

Contract owner transactions:
Variable annuity deposits	90	—	—
Terminations, withdrawals and annuity payments	(23,573)	(11,267)	(17,064)
Transfers between subaccounts, net	43,072	9,757	9,498
Maintenance charges and mortality adjustments	(488)	(648)	(684)

Increase (decrease) in net assets from contract transactions	19,101	(2,158)	(8,250)

Total increase (decrease) in net assets	(2,972)	(7,794)	(25,445)

Net assets as of December 31, 2024	$107,341	$63,154	$87,957

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 141

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Japan 2x Strategy (f)	Rydex VIF Leisure	Rydex VIF Mid- Cap 1.5x Strategy (f)
Net assets as of December 31, 2022	$186,867	$345,927	$568,546

Investment income (loss):
Dividend distributions	105	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(2,742)	(4,865)	(6,729)

Net investment income (loss)	(2,637)	(4,865)	(6,729)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(10,556)	(29,222)	(28,970)
Change in unrealized appreciation (depreciation)	69,303	88,079	120,863

Net gain (loss) on investments	58,747	58,857	91,893

Net increase (decrease) in net assets from operations	56,110	53,992	85,164

Contract owner transactions:
Variable annuity deposits	773	20,045	—
Terminations, withdrawals and annuity payments	(23,287)	(72,104)	(122,438)
Transfers between subaccounts, net	(81)	18,102	(5,154)
Maintenance charges and mortality adjustments	(1,859)	(1,714)	(3,398)

Increase (decrease) in net assets from contract transactions	(24,454)	(35,671)	(130,990)

Total increase (decrease) in net assets	31,656	18,321	(45,826)

Net assets as of December 31, 2023	$218,523	$364,248	$522,720

Investment income (loss):
Dividend distributions	7,467	175	3,161
Investment Expenses:
Mortality and expense risk and administrative charges	(2,844)	(4,079)	(6,809)

Net investment income (loss)	4,623	(3,904)	(3,648)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	688	3,739	17,812
Change in unrealized appreciation (depreciation)	(5,938)	41,333	54,402

Net gain (loss) on investments	(5,250)	45,072	72,214

Net increase (decrease) in net assets from operations	(627)	41,168	68,566

Contract owner transactions:
Variable annuity deposits	360	—	—
Terminations, withdrawals and annuity payments	(14,244)	(69,080)	(120,819)
Transfers between subaccounts, net	(19,571)	(10,036)	(4,631)
Maintenance charges and mortality adjustments	(1,869)	(1,557)	(3,521)

Increase (decrease) in net assets from contract transactions	(35,324)	(80,673)	(128,971)

Total increase (decrease) in net assets	(35,951)	(39,505)	(60,405)

Net assets as of December 31, 2024	$182,572	$324,743	$462,315

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 142

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Money Market	Rydex VIF NASDAQ-100®	Rydex VIF NASDAQ-100® 2x Strategy (f)
Net assets as of December 31, 2022	$82,374,985	$3,626,879	$3,463,744

Investment income (loss):
Dividend distributions	1,871,164	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(507,651)	(92,447)	(135,093)

Net investment income (loss)	1,363,513	(92,447)	(135,093)

Increase (decrease) in net assets from operations:
Capital gain distributions	608	—	—
Realized capital gain (loss) on investments	—	1,262,145	3,192,962
Change in unrealized appreciation (depreciation)	—	1,974,420	4,651,337

Net gain (loss) on investments	608	3,236,565	7,844,299

Net increase (decrease) in net assets from operations	1,364,121	3,144,118	7,709,206

Contract owner transactions:
Variable annuity deposits	15,753,299	14,465	549
Terminations, withdrawals and annuity payments	(18,155,960)	(498,455)	(327,566)
Transfers between subaccounts, net	(44,719,192)	2,266,165	4,520,811
Maintenance charges and mortality adjustments	(153,664)	(49,819)	(87,448)

Increase (decrease) in net assets from contract transactions	(47,275,517)	1,732,356	4,106,346

Total increase (decrease) in net assets	(45,911,396)	4,876,474	11,815,552

Net assets as of December 31, 2023	$36,463,589	$8,503,353	$15,279,296

Investment income (loss):
Dividend distributions	1,359,007	19,409	—
Investment Expenses:
Mortality and expense risk and administrative charges	(330,469)	(130,174)	(177,729)

Net investment income (loss)	1,028,538	(110,765)	(177,729)

Increase (decrease) in net assets from operations:
Capital gain distributions	8,797	179,655	—
Realized capital gain (loss) on investments	—	1,936,946	6,859,835
Change in unrealized appreciation (depreciation)	—	536,645	211,391

Net gain (loss) on investments	8,797	2,653,246	7,071,226

Net increase (decrease) in net assets from operations	1,037,335	2,542,481	6,893,497

Contract owner transactions:
Variable annuity deposits	8,317,936	1,258,174	446
Terminations, withdrawals and annuity payments	(6,945,595)	(1,548,360)	(551,885)
Transfers between subaccounts, net	(2,471,547)	(1,377,470)	(3,520,365)
Maintenance charges and mortality adjustments	(125,591)	(53,733)	(119,209)

Increase (decrease) in net assets from contract transactions	(1,224,797)	(1,721,389)	(4,191,013)

Total increase (decrease) in net assets	(187,462)	821,092	2,702,484

Net assets as of December 31, 2024	$36,276,127	$9,324,445	$17,981,780

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 143

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Nova (f)	Rydex VIF Precious Metals	Rydex VIF Real Estate
Net assets as of December 31, 2022	$1,676,812	$3,276,447	$1,476,766

Investment income (loss):
Dividend distributions	—	9,911	18,449
Investment Expenses:
Mortality and expense risk and administrative charges	(24,657)	(35,483)	(17,079)

Net investment income (loss)	(24,657)	(25,572)	1,370

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	55,551
Realized capital gain (loss) on investments	(25,017)	(157,964)	(49,204)
Change in unrealized appreciation (depreciation)	616,501	222,217	109,401

Net gain (loss) on investments	591,484	64,253	115,748

Net increase (decrease) in net assets from operations	566,827	38,681	117,118

Contract owner transactions:
Variable annuity deposits	6,507	73,803	11,749
Terminations, withdrawals and annuity payments	(75,568)	(323,103)	(154,852)
Transfers between subaccounts, net	244,745	(22,680)	(20,439)
Maintenance charges and mortality adjustments	(10,633)	(12,830)	(8,377)

Increase (decrease) in net assets from contract transactions	165,051	(284,810)	(171,919)

Total increase (decrease) in net assets	731,878	(246,129)	(54,801)

Net assets as of December 31, 2023	$2,408,690	$3,030,318	$1,421,965

Investment income (loss):
Dividend distributions	—	50,958	16,802
Investment Expenses:
Mortality and expense risk and administrative charges	(30,341)	(35,237)	(16,184)

Net investment income (loss)	(30,341)	15,721	618

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	202,040	195,117	(41,005)
Change in unrealized appreciation (depreciation)	504,919	(20,243)	81,612

Net gain (loss) on investments	706,959	174,874	40,607

Net increase (decrease) in net assets from operations	676,618	190,595	41,225

Contract owner transactions:
Variable annuity deposits	—	32	7,511
Terminations, withdrawals and annuity payments	(595,416)	(369,938)	(175,528)
Transfers between subaccounts, net	99,351	32,214	(89,097)
Maintenance charges and mortality adjustments	(11,654)	(11,005)	(7,494)

Increase (decrease) in net assets from contract transactions	(507,719)	(348,697)	(264,608)

Total increase (decrease) in net assets	168,899	(158,102)	(223,383)

Net assets as of December 31, 2024	$2,577,589	$2,872,216	$1,198,582

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 144

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Retailing	Rydex VIF Russell 2000® 1.5x Strategy (f)	Rydex VIF Russell 2000® 2x Strategy (f)
Net assets as of December 31, 2022	$441,522	$468,356	$376,066

Investment income (loss):
Dividend distributions	—	—	7,053
Investment Expenses:
Mortality and expense risk and administrative charges	(4,958)	(6,067)	(34,832)

Net investment income (loss)	(4,958)	(6,067)	(27,779)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(1,720)	(45,666)	(277,536)
Change in unrealized appreciation (depreciation)	67,212	134,611	1,088,148

Net gain (loss) on investments	65,492	88,945	810,612

Net increase (decrease) in net assets from operations	60,534	82,878	782,833

Contract owner transactions:
Variable annuity deposits	2,577	90	2,236
Terminations, withdrawals and annuity payments	(64,056)	(25,869)	(50,216)
Transfers between subaccounts, net	(6,211)	(6,564)	7,864,856
Maintenance charges and mortality adjustments	(2,578)	(3,515)	(24,180)

Increase (decrease) in net assets from contract transactions	(70,268)	(35,858)	7,792,696

Total increase (decrease) in net assets	(9,734)	47,020	8,575,529

Net assets as of December 31, 2023	$431,788	$515,376	$8,951,595

Investment income (loss):
Dividend distributions	—	4,289	93,582
Investment Expenses:
Mortality and expense risk and administrative charges	(4,314)	(5,930)	(94,854)

Net investment income (loss)	(4,314)	(1,641)	(1,272)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	140,758
Realized capital gain (loss) on investments	18,768	(43,091)	(410,323)
Change in unrealized appreciation (depreciation)	37,110	80,380	(1,715,787)

Net gain (loss) on investments	55,878	37,289	(1,985,352)

Net increase (decrease) in net assets from operations	51,564	35,648	(1,986,624)

Contract owner transactions:
Variable annuity deposits	—	90	3,295
Terminations, withdrawals and annuity payments	(117,227)	(91,840)	(262,696)
Transfers between subaccounts, net	2,794	11,563	3,240,986
Maintenance charges and mortality adjustments	(2,353)	(3,437)	(68,803)

Increase (decrease) in net assets from contract transactions	(116,786)	(83,624)	2,912,782

Total increase (decrease) in net assets	(65,222)	(47,976)	926,158

Net assets as of December 31, 2024	$366,566	$467,400	$9,877,753

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 145

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF S&P 500 2x Strategy (f)	Rydex VIF S&P 500 Pure Growth	Rydex VIF S&P 500 Pure Value
Net assets as of December 31, 2022	$1,868,130	$2,993,418	$6,978,675

Investment income (loss):
Dividend distributions	2,993	—	74,648
Investment Expenses:
Mortality and expense risk and administrative charges	(25,985)	(33,920)	(59,217)

Net investment income (loss)	(22,992)	(33,920)	15,431

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	219,043	(576,916)	(236,302)
Change in unrealized appreciation (depreciation)	977,419	709,657	294,717

Net gain (loss) on investments	1,196,462	132,741	58,415

Net increase (decrease) in net assets from operations	1,173,470	98,821	73,846

Contract owner transactions:
Variable annuity deposits	—	11,872	23,380
Terminations, withdrawals and annuity payments	(593,003)	(431,566)	(537,632)
Transfers between subaccounts, net	1,956,039	104,494	(2,104,315)
Maintenance charges and mortality adjustments	(13,559)	(14,116)	(23,918)

Increase (decrease) in net assets from contract transactions	1,349,477	(329,316)	(2,642,485)

Total increase (decrease) in net assets	2,522,947	(230,495)	(2,568,639)

Net assets as of December 31, 2023	$4,391,077	$2,762,923	$4,410,036

Investment income (loss):
Dividend distributions	23,856	1,599	59,202
Investment Expenses:
Mortality and expense risk and administrative charges	(40,249)	(34,067)	(50,851)

Net investment income (loss)	(16,393)	(32,468)	8,351

Increase (decrease) in net assets from operations:
Capital gain distributions	—	11,187	—
Realized capital gain (loss) on investments	1,261,155	91,640	182,303
Change in unrealized appreciation (depreciation)	519,919	577,562	300,985

Net gain (loss) on investments	1,781,074	680,389	483,288

Net increase (decrease) in net assets from operations	1,764,681	647,921	491,639

Contract owner transactions:
Variable annuity deposits	330	12,849	341,489
Terminations, withdrawals and annuity payments	(1,209,529)	(586,522)	(664,830)
Transfers between subaccounts, net	(915,930)	459,306	45,411
Maintenance charges and mortality adjustments	(17,364)	(14,406)	(21,173)

Increase (decrease) in net assets from contract transactions	(2,142,493)	(128,773)	(299,103)

Total increase (decrease) in net assets	(377,812)	519,148	192,536

Net assets as of December 31, 2024	$4,013,265	$3,282,071	$4,602,572

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 146

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF S&P MidCap 400 Pure Growth	Rydex VIF S&P MidCap 400 Pure Value	Rydex VIF S&P SmallCap 600 Pure Growth
Net assets as of December 31, 2022	$1,352,697	$2,688,160	$1,103,897

Investment income (loss):
Dividend distributions	—	—	1,130
Investment Expenses:
Mortality and expense risk and administrative charges	(18,106)	(20,447)	(14,151)

Net investment income (loss)	(18,106)	(20,447)	(13,021)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(68,155)	(127,701)	(136,295)
Change in unrealized appreciation (depreciation)	277,672	427,754	330,906

Net gain (loss) on investments	209,517	300,053	194,611

Net increase (decrease) in net assets from operations	191,411	279,606	181,590

Contract owner transactions:
Variable annuity deposits	16,850	33,772	16,859
Terminations, withdrawals and annuity payments	(147,830)	(163,258)	(173,578)
Transfers between subaccounts, net	167,210	(1,426,398)	181,568
Maintenance charges and mortality adjustments	(8,574)	(7,418)	(6,410)

Increase (decrease) in net assets from contract transactions	27,656	(1,563,302)	18,439

Total increase (decrease) in net assets	219,067	(1,283,696)	200,029

Net assets as of December 31, 2023	$1,571,764	$1,404,464	$1,303,926

Investment income (loss):
Dividend distributions	—	851	—
Investment Expenses:
Mortality and expense risk and administrative charges	(24,153)	(16,271)	(17,114)

Net investment income (loss)	(24,153)	(15,420)	(17,114)

Increase (decrease) in net assets from operations:
Capital gain distributions	210	52,745	—
Realized capital gain (loss) on investments	44,555	66,684	(73,518)
Change in unrealized appreciation (depreciation)	193,078	(80,774)	131,393

Net gain (loss) on investments	237,843	38,655	57,875

Net increase (decrease) in net assets from operations	213,690	23,235	40,761

Contract owner transactions:
Variable annuity deposits	20,956	41,883	20,584
Terminations, withdrawals and annuity payments	(274,619)	(242,788)	(272,289)
Transfers between subaccounts, net	(52,819)	333,511	171,065
Maintenance charges and mortality adjustments	(9,633)	(6,019)	(6,859)

Increase (decrease) in net assets from contract transactions	(316,115)	126,587	(87,499)

Total increase (decrease) in net assets	(102,425)	149,822	(46,738)

Net assets as of December 31, 2024	$1,469,339	$1,554,286	$1,257,188

The accompanying notes are an integral part of these financial statements. 147

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF S&P SmallCap 600 Pure Value	Rydex VIF Strengthening Dollar 2x Strategy (f)	Rydex VIF Technology
Net assets as of December 31, 2022	$1,356,106	$639,137	$2,245,158

Investment income (loss):
Dividend distributions	—	1,640	—
Investment Expenses:
Mortality and expense risk and administrative charges	(16,606)	(8,222)	(34,473)

Net investment income (loss)	(16,606)	(6,582)	(34,473)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	52,196
Realized capital gain (loss) on investments	(87,393)	4,463	92,586
Change in unrealized appreciation (depreciation)	296,513	709	978,896

Net gain (loss) on investments	209,120	5,172	1,123,678

Net increase (decrease) in net assets from operations	192,514	(1,410)	1,089,205

Contract owner transactions:
Variable annuity deposits	28,189	—	14,735
Terminations, withdrawals and annuity payments	(164,234)	(10,343)	(317,094)
Transfers between subaccounts, net	27,558	4,503	270,645
Maintenance charges and mortality adjustments	(6,729)	(1,111)	(14,966)

Increase (decrease) in net assets from contract transactions	(115,216)	(6,951)	(46,680)

Total increase (decrease) in net assets	77,298	(8,361)	1,042,525

Net assets as of December 31, 2023	$1,433,404	$630,776	$3,287,683

Investment income (loss):
Dividend distributions	—	20,352	—
Investment Expenses:
Mortality and expense risk and administrative charges	(14,627)	(8,589)	(41,635)

Net investment income (loss)	(14,627)	11,763	(41,635)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	148,304
Realized capital gain (loss) on investments	24,404	4,394	355,888
Change in unrealized appreciation (depreciation)	(14,090)	105,313	167,594

Net gain (loss) on investments	10,314	109,707	671,786

Net increase (decrease) in net assets from operations	(4,313)	121,470	630,151

Contract owner transactions:
Variable annuity deposits	9,618	—	57,575
Terminations, withdrawals and annuity payments	(239,531)	(9,018)	(535,243)
Transfers between subaccounts, net	315,226	(4,673)	(75,222)
Maintenance charges and mortality adjustments	(5,825)	(1,036)	(17,176)

Increase (decrease) in net assets from contract transactions	79,488	(14,727)	(570,066)

Total increase (decrease) in net assets	75,175	106,743	60,085

Net assets as of December 31, 2024	$1,508,579	$737,519	$3,347,768

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 148

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Telecommunications	Rydex VIF Transportation	Rydex VIF Utilities
Net assets as of December 31, 2022	$468,633	$383,353	$3,426,892

Investment income (loss):
Dividend distributions	3,864	—	43,338
Investment Expenses:
Mortality and expense risk and administrative charges	(6,008)	(5,582)	(31,779)

Net investment income (loss)	(2,144)	(5,582)	11,559

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(4,098)	(6,640)	(9,131)
Change in unrealized appreciation (depreciation)	29,803	105,840	(251,751)

Net gain (loss) on investments	25,705	99,200	(260,882)

Net increase (decrease) in net assets from operations	23,561	93,618	(249,323)

Contract owner transactions:
Variable annuity deposits	5,735	2,570	275,303
Terminations, withdrawals and annuity payments	(18,314)	(22,439)	(305,924)
Transfers between subaccounts, net	(6,869)	114,144	(956,516)
Maintenance charges and mortality adjustments	(1,963)	(2,265)	(11,791)

Increase (decrease) in net assets from contract transactions	(21,411)	92,010	(998,928)

Total increase (decrease) in net assets	2,150	185,628	(1,248,251)

Net assets as of December 31, 2023	$470,783	$568,981	$2,178,641

Investment income (loss):
Dividend distributions	3,746	1,076	29,297
Investment Expenses:
Mortality and expense risk and administrative charges	(5,317)	(4,715)	(26,393)

Net investment income (loss)	(1,571)	(3,639)	2,904

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	508	(7,257)	53,030
Change in unrealized appreciation (depreciation)	54,018	(7,777)	301,029

Net gain (loss) on investments	54,526	(15,034)	354,059

Net increase (decrease) in net assets from operations	52,955	(18,673)	356,963

Contract owner transactions:
Variable annuity deposits	—	3,295	4,504
Terminations, withdrawals and annuity payments	(43,470)	(76,915)	(199,763)
Transfers between subaccounts, net	(35,400)	(93,286)	35,700
Maintenance charges and mortality adjustments	(1,805)	(2,401)	(9,983)

Increase (decrease) in net assets from contract transactions	(80,675)	(169,307)	(169,542)

Total increase (decrease) in net assets	(27,720)	(187,980)	187,421

Net assets as of December 31, 2024	$443,063	$381,001	$2,366,062

The accompanying notes are an integral part of these financial statements. 149

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Rydex VIF Weakening Dollar 2x Strategy (f)	T. Rowe Price Blue Chip Growth	T. Rowe Price Capital Appreciation
Net assets as of December 31, 2022	$104,450	$1,590,798	$6,763,846

Investment income (loss):
Dividend distributions	84	—	126,377
Investment Expenses:
Mortality and expense risk and administrative charges	(1,092)	(11,539)	(60,940)

Net investment income (loss)	(1,008)	(11,539)	65,437

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	138,298
Realized capital gain (loss) on investments	(3,786)	(17,486)	54,264
Change in unrealized appreciation (depreciation)	5,678	825,926	826,118

Net gain (loss) on investments	1,892	808,440	1,018,680

Net increase (decrease) in net assets from operations	884	796,901	1,084,117

Contract owner transactions:
Variable annuity deposits	7,645	11,273	119,996
Terminations, withdrawals and annuity payments	(31,010)	(145,287)	(674,336)
Transfers between subaccounts, net	283	470,251	(367,474)
Maintenance charges and mortality adjustments	(415)	(2,917)	(14,836)

Increase (decrease) in net assets from contract transactions	(23,497)	333,320	(936,650)

Total increase (decrease) in net assets	(22,613)	1,130,221	147,467

Net assets as of December 31, 2023	$81,837	$2,721,019	$6,911,313

Investment income (loss):
Dividend distributions	4,215	—	123,529
Investment Expenses:
Mortality and expense risk and administrative charges	(809)	(16,054)	(61,223)

Net investment income (loss)	3,406	(16,054)	62,306

Increase (decrease) in net assets from operations:
Capital gain distributions	—	153,608	487,005
Realized capital gain (loss) on investments	(3,272)	157,264	214,223
Change in unrealized appreciation (depreciation)	(10,514)	633,797	(48,461)

Net gain (loss) on investments	(13,786)	944,669	652,767

Net increase (decrease) in net assets from operations	(10,380)	928,615	715,073

Contract owner transactions:
Variable annuity deposits	—	204,409	92,926
Terminations, withdrawals and annuity payments	(18,189)	(494,991)	(947,796)
Transfers between subaccounts, net	631	225,787	(213,966)
Maintenance charges and mortality adjustments	(286)	(3,426)	(14,336)

Increase (decrease) in net assets from contract transactions	(17,844)	(68,221)	(1,083,172)

Total increase (decrease) in net assets	(28,224)	860,394	(368,099)

Net assets as of December 31, 2024	$53,613	$3,581,413	$6,543,214

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 150

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	T. Rowe Price Equity Income	T. Rowe Price Growth Stock	T. Rowe Price Health Sciences
Net assets as of December 31, 2022	$1,084,192	$4,646,088	$11,825,610

Investment income (loss):
Dividend distributions	22,277	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,374)	(47,158)	(85,787)

Net investment income (loss)	17,903	(47,158)	(85,787)

Increase (decrease) in net assets from operations:
Capital gain distributions	51,902	205,099	382,257
Realized capital gain (loss) on investments	(2,881)	52,984	132,758
Change in unrealized appreciation (depreciation)	39,918	1,626,859	(319,379)

Net gain (loss) on investments	88,939	1,884,942	195,636

Net increase (decrease) in net assets from operations	106,842	1,837,784	109,849

Contract owner transactions:
Variable annuity deposits	26,324	125,420	248,032
Terminations, withdrawals and annuity payments	(46,998)	(485,571)	(1,385,247)
Transfers between subaccounts, net	97,439	(302,937)	(449,284)
Maintenance charges and mortality adjustments	(569)	(15,589)	(27,362)

Increase (decrease) in net assets from contract transactions	76,196	(678,677)	(1,613,861)

Total increase (decrease) in net assets	183,038	1,159,107	(1,504,012)

Net assets as of December 31, 2023	$1,267,230	$5,805,195	$10,321,598

Investment income (loss):
Dividend distributions	22,515	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,250)	(57,222)	(84,859)

Net investment income (loss)	17,265	(57,222)	(84,859)

Increase (decrease) in net assets from operations:
Capital gain distributions	94,536	459,933	908,639
Realized capital gain (loss) on investments	838	275,453	184,661
Change in unrealized appreciation (depreciation)	23,493	847,822	(885,328)

Net gain (loss) on investments	118,867	1,583,208	207,972

Net increase (decrease) in net assets from operations	136,132	1,525,986	123,113

Contract owner transactions:
Variable annuity deposits	29,241	89,753	394,070
Terminations, withdrawals and annuity payments	(30,285)	(630,237)	(1,081,821)
Transfers between subaccounts, net	41,155	(87,080)	(28,381)
Maintenance charges and mortality adjustments	(619)	(15,910)	(28,120)

Increase (decrease) in net assets from contract transactions	39,492	(643,474)	(744,252)

Total increase (decrease) in net assets	175,624	882,512	(621,139)

Net assets as of December 31, 2024	$1,442,854	$6,687,707	$9,700,459

The accompanying notes are an integral part of these financial statements. 151

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	T. Rowe Price Limited-Term Bond	T. Rowe Price Retirement 2010	T. Rowe Price Retirement 2015
Net assets as of December 31, 2022	$59,209	$1,516	$143,743

Investment income (loss):
Dividend distributions	2,253	36	3,580
Investment Expenses:
Mortality and expense risk and administrative charges	(598)	(15)	(1,364)

Net investment income (loss)	1,655	21	2,216

Increase (decrease) in net assets from operations:
Capital gain distributions	—	27	4,933
Realized capital gain (loss) on investments	(1,355)	(4)	(889)
Change in unrealized appreciation (depreciation)	4,168	119	11,009

Net gain (loss) on investments	2,813	142	15,053

Net increase (decrease) in net assets from operations	4,468	163	17,269

Contract owner transactions:
Variable annuity deposits	—	—	19,177
Terminations, withdrawals and annuity payments	(20,187)	—	(4,175)
Transfers between subaccounts, net	144,612	—	75
Maintenance charges and mortality adjustments	(170)	(6)	(18)

Increase (decrease) in net assets from contract transactions	124,255	(6)	15,059

Total increase (decrease) in net assets	128,723	157	32,328

Net assets as of December 31, 2023	$187,932	$1,673	$176,071

Investment income (loss):
Dividend distributions	4,320	44	5,111
Investment Expenses:
Mortality and expense risk and administrative charges	(1,127)	(17)	(1,926)

Net investment income (loss)	3,193	27	3,185

Increase (decrease) in net assets from operations:
Capital gain distributions	—	20	2,690
Realized capital gain (loss) on investments	751	(2)	(202)
Change in unrealized appreciation (depreciation)	118	72	9,064

Net gain (loss) on investments	869	90	11,552

Net increase (decrease) in net assets from operations	4,062	117	14,737

Contract owner transactions:
Variable annuity deposits	85,119	—	35,264
Terminations, withdrawals and annuity payments	(12,568)	—	(944)
Transfers between subaccounts, net	(125,292)	—	(31)
Maintenance charges and mortality adjustments	(317)	(5)	(39)

Increase (decrease) in net assets from contract transactions	(53,058)	(5)	34,250

Total increase (decrease) in net assets	(48,996)	112	48,987

Net assets as of December 31, 2024	$138,936	$1,785	$225,058

The accompanying notes are an integral part of these financial statements. 152

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	T. Rowe Price Retirement 2020	T. Rowe Price Retirement 2025	T. Rowe Price Retirement 2030
Net assets as of December 31, 2022	$113,727	$59,109	$265,934

Investment income (loss):
Dividend distributions	2,464	1,191	4,662
Investment Expenses:
Mortality and expense risk and administrative charges	(1,076)	(582)	(2,677)

Net investment income (loss)	1,388	609	1,985

Increase (decrease) in net assets from operations:
Capital gain distributions	5,207	2,807	13,164
Realized capital gain (loss) on investments	(539)	(393)	(391)
Change in unrealized appreciation (depreciation)	7,480	4,667	25,819

Net gain (loss) on investments	12,148	7,081	38,592

Net increase (decrease) in net assets from operations	13,536	7,690	40,577

Contract owner transactions:
Variable annuity deposits	1,760	5,264	16,807
Terminations, withdrawals and annuity payments	(1,581)	(3,804)	—
Transfers between subaccounts, net	(3)	—	256
Maintenance charges and mortality adjustments	(510)	(490)	(688)

Increase (decrease) in net assets from contract transactions	(334)	970	16,375

Total increase (decrease) in net assets	13,202	8,660	56,952

Net assets as of December 31, 2023	$126,929	$67,769	$322,886

Investment income (loss):
Dividend distributions	3,029	739	4,658
Investment Expenses:
Mortality and expense risk and administrative charges	(1,220)	(480)	(2,867)

Net investment income (loss)	1,809	259	1,791

Increase (decrease) in net assets from operations:
Capital gain distributions	2,206	588	3,433
Realized capital gain (loss) on investments	(153)	95	2,540
Change in unrealized appreciation (depreciation)	5,865	3,635	22,070

Net gain (loss) on investments	7,918	4,318	28,043

Net increase (decrease) in net assets from operations	9,727	4,577	29,834

Contract owner transactions:
Variable annuity deposits	2,080	3,840	4,834
Terminations, withdrawals and annuity payments	—	(38,937)	(77,799)
Transfers between subaccounts, net	—	(2)	(1,485)
Maintenance charges and mortality adjustments	(411)	(736)	(753)

Increase (decrease) in net assets from contract transactions	1,669	(35,835)	(75,203)

Total increase (decrease) in net assets	11,396	(31,258)	(45,369)

Net assets as of December 31, 2024	$138,325	$36,511	$277,517

The accompanying notes are an integral part of these financial statements. 153

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	T. Rowe Price Retirement 2035	T. Rowe Price Retirement 2040	T. Rowe Price Retirement 2045
Net assets as of December 31, 2022	$58,096	$66,391	$6,525

Investment income (loss):
Dividend distributions	895	1,740	79
Investment Expenses:
Mortality and expense risk and administrative charges	(590)	(1,314)	(68)

Net investment income (loss)	305	426	11

Increase (decrease) in net assets from operations:
Capital gain distributions	2,199	6,763	258
Realized capital gain (loss) on investments	(57)	988	(7)
Change in unrealized appreciation (depreciation)	7,677	15,369	1,054

Net gain (loss) on investments	9,819	23,120	1,305

Net increase (decrease) in net assets from operations	10,124	23,546	1,316

Contract owner transactions:
Variable annuity deposits	6,507	18,959	864
Terminations, withdrawals and annuity payments	—	(22,756)	—
Transfers between subaccounts, net	—	87,982	—
Maintenance charges and mortality adjustments	(267)	(375)	(80)

Increase (decrease) in net assets from contract transactions	6,240	83,810	784

Total increase (decrease) in net assets	16,364	107,356	2,100

Net assets as of December 31, 2023	$74,460	$173,747	$8,625

Investment income (loss):
Dividend distributions	1,171	2,129	104
Investment Expenses:
Mortality and expense risk and administrative charges	(756)	(1,730)	(93)

Net investment income (loss)	415	399	11

Increase (decrease) in net assets from operations:
Capital gain distributions	535	1,383	62
Realized capital gain (loss) on investments	29	3,089	14
Change in unrealized appreciation (depreciation)	6,914	15,756	1,071

Net gain (loss) on investments	7,478	20,228	1,147

Net increase (decrease) in net assets from operations	7,893	20,627	1,158

Contract owner transactions:
Variable annuity deposits	6,580	23,089	1,108
Terminations, withdrawals and annuity payments	—	(23,069)	—
Transfers between subaccounts, net	(8)	(144)	(1)
Maintenance charges and mortality adjustments	(289)	(1,101)	(94)

Increase (decrease) in net assets from contract transactions	6,283	(1,225)	1,013

Total increase (decrease) in net assets	14,176	19,402	2,171

Net assets as of December 31, 2024	$88,636	$193,149	$10,796

The accompanying notes are an integral part of these financial statements. 154

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	T. Rowe Price Retirement 2050	T. Rowe Price Retirement 2055	T. Rowe Price Retirement Balanced
Net assets as of December 31, 2022	$321	$39,075	$139,424

Investment income (loss):
Dividend distributions	6	417	3,324
Investment Expenses:
Mortality and expense risk and administrative charges	(4)	(394)	(1,213)

Net investment income (loss)	2	23	2,111

Increase (decrease) in net assets from operations:
Capital gain distributions	20	1,213	1,585
Realized capital gain (loss) on investments	(2)	70	(3,794)
Change in unrealized appreciation (depreciation)	66	6,358	12,991

Net gain (loss) on investments	84	7,641	10,782

Net increase (decrease) in net assets from operations	86	7,664	12,893

Contract owner transactions:
Variable annuity deposits	250	1,858	1,285
Terminations, withdrawals and annuity payments	—	—	(16,490)
Transfers between subaccounts, net	—	7	(154)
Maintenance charges and mortality adjustments	(8)	(166)	(820)

Increase (decrease) in net assets from contract transactions	242	1,699	(16,179)

Total increase (decrease) in net assets	328	9,363	(3,286)

Net assets as of December 31, 2023	$649	$48,438	$136,138

Investment income (loss):
Dividend distributions	9	476	2,259
Investment Expenses:
Mortality and expense risk and administrative charges	(7)	(485)	(855)

Net investment income (loss)	2	(9)	1,404

Increase (decrease) in net assets from operations:
Capital gain distributions	6	262	576
Realized capital gain (loss) on investments	1	127	(9,634)
Change in unrealized appreciation (depreciation)	85	5,815	13,527

Net gain (loss) on investments	92	6,204	4,469

Net increase (decrease) in net assets from operations	94	6,195	5,873

Contract owner transactions:
Variable annuity deposits	278	1,059	700
Terminations, withdrawals and annuity payments	—	—	(62,868)
Transfers between subaccounts, net	—	1	(181)
Maintenance charges and mortality adjustments	(10)	(182)	(1,817)

Increase (decrease) in net assets from contract transactions	268	878	(64,166)

Total increase (decrease) in net assets	362	7,073	(58,293)

Net assets as of December 31, 2024	$1,011	$55,511	$77,845

The accompanying notes are an integral part of these financial statements. 155

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Global Bond VIP Fund
Net assets as of December 31, 2022	$5,591,175	$3,876,550	$757,221

Investment income (loss):
Dividend distributions	120,953	113,191	—
Investment Expenses:
Mortality and expense risk and administrative charges	(66,074)	(48,006)	(4,957)

Net investment income (loss)	54,879	65,185	(4,957)

Increase (decrease) in net assets from operations:
Capital gain distributions	4,388	—	—
Realized capital gain (loss) on investments	(589,678)	51,350	(38,929)
Change in unrealized appreciation (depreciation)	975,363	522,977	49,900

Net gain (loss) on investments	390,073	574,327	10,971

Net increase (decrease) in net assets from operations	444,952	639,512	6,014

Contract owner transactions:
Variable annuity deposits	116,738	197,049	33,528
Terminations, withdrawals and annuity payments	(713,348)	(558,644)	(48,550)
Transfers between subaccounts, net	63,877	(453,562)	18,793
Maintenance charges and mortality adjustments	(30,959)	(20,309)	(1,746)

Increase (decrease) in net assets from contract transactions	(563,692)	(835,466)	2,025

Total increase (decrease) in net assets	(118,740)	(195,954)	8,039

Net assets as of December 31, 2023	$5,472,435	$3,680,596	$765,260

Investment income (loss):
Dividend distributions	201,375	81,015	—
Investment Expenses:
Mortality and expense risk and administrative charges	(56,845)	(45,214)	(4,554)

Net investment income (loss)	144,530	35,801	(4,554)

Increase (decrease) in net assets from operations:
Capital gain distributions	38,701	—	—
Realized capital gain (loss) on investments	(258,258)	79,142	(13,997)
Change in unrealized appreciation (depreciation)	385,532	(184,168)	(79,399)

Net gain (loss) on investments	165,975	(105,026)	(93,396)

Net increase (decrease) in net assets from operations	310,505	(69,225)	(97,950)

Contract owner transactions:
Variable annuity deposits	71,173	3,311	55,736
Terminations, withdrawals and annuity payments	(776,903)	(533,641)	(73,323)
Transfers between subaccounts, net	(169,256)	97,480	108,032
Maintenance charges and mortality adjustments	(23,861)	(18,807)	(2,018)

Increase (decrease) in net assets from contract transactions	(898,847)	(451,657)	88,427

Total increase (decrease) in net assets	(588,342)	(520,882)	(9,523)

Net assets as of December 31, 2024	$4,884,093	$3,159,714	$755,737

The accompanying notes are an integral part of these financial statements. 156

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Templeton Growth VIP Fund	Third Avenue Value	TOPS® Aggressive Growth ETF
Net assets as of December 31, 2022	$3,545	$600,789	$—

Investment income (loss):
Dividend distributions	129	1,505	287
Investment Expenses:
Mortality and expense risk and administrative charges	(49)	(1,729)	(34)

Net investment income (loss)	80	(224)	253

Increase (decrease) in net assets from operations:
Capital gain distributions	—	4,188	165
Realized capital gain (loss) on investments	(15)	75,746	(4)
Change in unrealized appreciation (depreciation)	625	(3,374)	1,789

Net gain (loss) on investments	610	76,560	1,950

Net increase (decrease) in net assets from operations	690	76,336	2,203

Contract owner transactions:
Variable annuity deposits	—	470	—
Terminations, withdrawals and annuity payments	—	(64,798)	(148)
Transfers between subaccounts, net	—	(536,150)	40,895
Maintenance charges and mortality adjustments	(8)	(222)	(32)

Increase (decrease) in net assets from contract transactions	(8)	(600,700)	40,715

Total increase (decrease) in net assets	682	(524,364)	42,918

Net assets as of December 31, 2023	$4,227	$76,425	$42,918

Investment income (loss):
Dividend distributions	42	4,708	565
Investment Expenses:
Mortality and expense risk and administrative charges	(33)	(1,199)	(151)

Net investment income (loss)	9	3,509	414

Increase (decrease) in net assets from operations:
Capital gain distributions	14	14,397	470
Realized capital gain (loss) on investments	(661)	383	51
Change in unrealized appreciation (depreciation)	670	(32,479)	5,628

Net gain (loss) on investments	23	(17,699)	6,149

Net increase (decrease) in net assets from operations	32	(14,190)	6,563

Contract owner transactions:
Variable annuity deposits	—	33,685	—
Terminations, withdrawals and annuity payments	(4,262)	(4,002)	(338)
Transfers between subaccounts, net	8	109,652	13,665
Maintenance charges and mortality adjustments	(5)	(319)	(121)

Increase (decrease) in net assets from contract transactions	(4,259)	139,016	13,206

Total increase (decrease) in net assets	(4,227)	124,826	19,769

Net assets as of December 31, 2024	$—	$201,251	$62,687

The accompanying notes are an integral part of these financial statements. 157

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	TOPS® Balanced ETF	TOPS® Conservative ETF	TOPS® Growth ETF
Net assets as of December 31, 2022	$573,171	$655,829	$259,673

Investment income (loss):
Dividend distributions	14,205	13,791	3,679
Investment Expenses:
Mortality and expense risk and administrative charges	(2,043)	(1,815)	(870)

Net investment income (loss)	12,162	11,976	2,809

Increase (decrease) in net assets from operations:
Capital gain distributions	11,620	18,958	3,517
Realized capital gain (loss) on investments	(1,659)	(1,003)	(102)
Change in unrealized appreciation (depreciation)	61,707	30,848	46,833

Net gain (loss) on investments	71,668	48,803	50,248

Net increase (decrease) in net assets from operations	83,830	60,779	53,057

Contract owner transactions:
Variable annuity deposits	383,138	98,770	87,522
Terminations, withdrawals and annuity payments	(68,919)	(26,890)	(2,744)
Transfers between subaccounts, net	3,384	—	(473)
Maintenance charges and mortality adjustments	(1,593)	(2,169)	(697)

Increase (decrease) in net assets from contract transactions	316,010	69,711	83,608

Total increase (decrease) in net assets	399,840	130,490	136,665

Net assets as of December 31, 2023	$973,011	$786,319	$396,338

Investment income (loss):
Dividend distributions	16,467	21,944	4,243
Investment Expenses:
Mortality and expense risk and administrative charges	(2,459)	(2,493)	(1,060)

Net investment income (loss)	14,008	19,451	3,183

Increase (decrease) in net assets from operations:
Capital gain distributions	4,212	7,281	737
Realized capital gain (loss) on investments	4,526	514	612
Change in unrealized appreciation (depreciation)	37,228	25,146	35,784

Net gain (loss) on investments	45,966	32,941	37,133

Net increase (decrease) in net assets from operations	59,974	52,392	40,316

Contract owner transactions:
Variable annuity deposits	—	237,454	—
Terminations, withdrawals and annuity payments	(71,377)	(31,564)	(3,533)
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(1,953)	(2,724)	(848)

Increase (decrease) in net assets from contract transactions	(73,330)	203,166	(4,381)

Total increase (decrease) in net assets	(13,356)	255,558	35,935

Net assets as of December 31, 2024	$959,655	$1,041,877	$432,273

The accompanying notes are an integral part of these financial statements. 158

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	TOPS® Moderate Growth ETF	VanEck VIP Global Gold	VanEck VIP Global Resources
Net assets as of December 31, 2022	$645,671	$185,133	$504,114

Investment income (loss):
Dividend distributions	9,302	—	12,351
Investment Expenses:
Mortality and expense risk and administrative charges	(1,688)	(2,023)	(1,739)

Net investment income (loss)	7,614	(2,023)	10,612

Increase (decrease) in net assets from operations:
Capital gain distributions	7,894	—	—
Realized capital gain (loss) on investments	618	(12,871)	1,163
Change in unrealized appreciation (depreciation)	66,822	36,618	(32,533)

Net gain (loss) on investments	75,334	23,747	(31,370)

Net increase (decrease) in net assets from operations	82,948	21,724	(20,758)

Contract owner transactions:
Variable annuity deposits	68,520	80,410	12,858
Terminations, withdrawals and annuity payments	(6,207)	(16,380)	(3,053)
Transfers between subaccounts, net	—	86,654	25,372
Maintenance charges and mortality adjustments	(405)	(558)	(236)

Increase (decrease) in net assets from contract transactions	61,908	150,126	34,941

Total increase (decrease) in net assets	144,856	171,850	14,183

Net assets as of December 31, 2023	$790,527	$356,983	$518,297

Investment income (loss):
Dividend distributions	20,590	32,261	14,624
Investment Expenses:
Mortality and expense risk and administrative charges	(2,678)	(3,329)	(1,911)

Net investment income (loss)	17,912	28,932	12,713

Increase (decrease) in net assets from operations:
Capital gain distributions	18,062	—	—
Realized capital gain (loss) on investments	1,621	13,026	(3,974)
Change in unrealized appreciation (depreciation)	34,498	(59,281)	(26,616)

Net gain (loss) on investments	54,181	(46,255)	(30,590)

Net increase (decrease) in net assets from operations	72,093	(17,323)	(17,877)

Contract owner transactions:
Variable annuity deposits	578,480	896,041	—
Terminations, withdrawals and annuity payments	(8,658)	(31,479)	(7,807)
Transfers between subaccounts, net	(701)	(146,762)	74,977
Maintenance charges and mortality adjustments	(961)	(597)	(141)

Increase (decrease) in net assets from contract transactions	568,160	717,203	67,029

Total increase (decrease) in net assets	640,253	699,880	49,152

Net assets as of December 31, 2024	$1,430,780	$1,056,863	$567,449

The accompanying notes are an integral part of these financial statements. 159

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Vanguard® VIF Balanced	Vanguard® VIF Capital Growth	Vanguard® VIF Conservative Allocation
Net assets as of December 31, 2022	$2,320,159	$1,233,196	$6,273,187

Investment income (loss):
Dividend distributions	49,358	14,707	115,624
Investment Expenses:
Mortality and expense risk and administrative charges	(12,571)	(7,638)	(51,274)

Net investment income (loss)	36,787	7,069	64,350

Increase (decrease) in net assets from operations:
Capital gain distributions	95,652	70,856	149,652
Realized capital gain (loss) on investments	(15,032)	19,682	(248,196)
Change in unrealized appreciation (depreciation)	298,518	227,514	706,645

Net gain (loss) on investments	379,138	318,052	608,101

Net increase (decrease) in net assets from operations	415,925	325,121	672,451

Contract owner transactions:
Variable annuity deposits	992,109	58,282	329,293
Terminations, withdrawals and annuity payments	(95,534)	(280,352)	(829,994)
Transfers between subaccounts, net	192,570	1,324	(150,995)
Maintenance charges and mortality adjustments	(4,185)	(1,643)	(8,456)

Increase (decrease) in net assets from contract transactions	1,084,960	(222,389)	(660,152)

Total increase (decrease) in net assets	1,500,885	102,732	12,299

Net assets as of December 31, 2023	$3,821,044	$1,335,928	$6,285,486

Investment income (loss):
Dividend distributions	93,798	27,456	193,502
Investment Expenses:
Mortality and expense risk and administrative charges	(18,447)	(10,264)	(55,176)

Net investment income (loss)	75,351	17,192	138,326

Increase (decrease) in net assets from operations:
Capital gain distributions	202,867	50,185	164,014
Realized capital gain (loss) on investments	9,895	44,121	(27,928)
Change in unrealized appreciation (depreciation)	399,485	173,113	232,258

Net gain (loss) on investments	612,247	267,419	368,344

Net increase (decrease) in net assets from operations	687,598	284,611	506,670

Contract owner transactions:
Variable annuity deposits	555,261	994,463	1,383,809
Terminations, withdrawals and annuity payments	(915,363)	(80,412)	(727,677)
Transfers between subaccounts, net	2,207,486	(234,463)	677,056
Maintenance charges and mortality adjustments	(4,803)	(1,290)	(8,029)

Increase (decrease) in net assets from contract transactions	1,842,581	678,298	1,325,159

Total increase (decrease) in net assets	2,530,179	962,909	1,831,829

Net assets as of December 31, 2024	$6,351,223	$2,298,837	$8,117,315

The accompanying notes are an integral part of these financial statements. 160

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Vanguard® VIF Diversified Value	Vanguard® VIF Equity Income	Vanguard® VIF Equity Index
Net assets as of December 31, 2022	$1,350,005	$2,888,853	$6,333,751

Investment income (loss):
Dividend distributions	19,967	87,978	119,189
Investment Expenses:
Mortality and expense risk and administrative charges	(6,055)	(10,663)	(27,526)

Net investment income (loss)	13,912	77,315	91,663

Increase (decrease) in net assets from operations:
Capital gain distributions	75,898	172,004	263,976
Realized capital gain (loss) on investments	(6,106)	(39,850)	7,199
Change in unrealized appreciation (depreciation)	195,187	32,037	1,733,568

Net gain (loss) on investments	264,979	164,191	2,004,743

Net increase (decrease) in net assets from operations	278,891	241,506	2,096,406

Contract owner transactions:
Variable annuity deposits	65,385	742,151	840,094
Terminations, withdrawals and annuity payments	(97,500)	(170,210)	(218,097)
Transfers between subaccounts, net	173,306	(257,312)	2,903,980
Maintenance charges and mortality adjustments	(1,051)	(2,888)	(6,913)

Increase (decrease) in net assets from contract transactions	140,140	311,741	3,519,064

Total increase (decrease) in net assets	419,031	553,247	5,615,470

Net assets as of December 31, 2023	$1,769,036	$3,442,100	$11,949,221

Investment income (loss):
Dividend distributions	32,738	106,383	146,165
Investment Expenses:
Mortality and expense risk and administrative charges	(8,753)	(13,125)	(34,249)

Net investment income (loss)	23,985	93,258	111,916

Increase (decrease) in net assets from operations:
Capital gain distributions	118,329	224,262	417,877
Realized capital gain (loss) on investments	31,793	39,029	502,025
Change in unrealized appreciation (depreciation)	108,501	165,502	1,487,709

Net gain (loss) on investments	258,623	428,793	2,407,611

Net increase (decrease) in net assets from operations	282,608	522,051	2,519,527

Contract owner transactions:
Variable annuity deposits	574,344	135,106	713,582
Terminations, withdrawals and annuity payments	(360,152)	(212,390)	(2,452,466)
Transfers between subaccounts, net	207,890	(269,796)	(344,565)
Maintenance charges and mortality adjustments	(1,290)	(2,712)	(6,347)

Increase (decrease) in net assets from contract transactions	420,792	(349,792)	(2,089,796)

Total increase (decrease) in net assets	703,400	172,259	429,731

Net assets as of December 31, 2024	$2,472,436	$3,614,359	$12,378,952

The accompanying notes are an integral part of these financial statements. 161

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Vanguard® VIF Global Bond Index	Vanguard® VIF Growth	Vanguard® VIF High Yield Bond
Net assets as of December 31, 2022	$1,190,887	$1,659,794	$1,268,891

Investment income (loss):
Dividend distributions	21,866	5,225	70,044
Investment Expenses:
Mortality and expense risk and administrative charges	(2,896)	(7,100)	(4,231)

Net investment income (loss)	18,970	(1,875)	65,813

Increase (decrease) in net assets from operations:
Capital gain distributions	1,905	—	—
Realized capital gain (loss) on investments	(17,855)	(39,527)	(30,157)
Change in unrealized appreciation (depreciation)	69,345	766,597	96,291

Net gain (loss) on investments	53,395	727,070	66,134

Net increase (decrease) in net assets from operations	72,365	725,195	131,947

Contract owner transactions:
Variable annuity deposits	74,720	271,970	243,658
Terminations, withdrawals and annuity payments	(12,241)	(71,348)	(201,380)
Transfers between subaccounts, net	(109,266)	96,229	(138,815)
Maintenance charges and mortality adjustments	(767)	(2,125)	(1,578)

Increase (decrease) in net assets from contract transactions	(47,554)	294,726	(98,115)

Total increase (decrease) in net assets	24,811	1,019,921	33,832

Net assets as of December 31, 2023	$1,215,698	$2,679,715	$1,302,723

Investment income (loss):
Dividend distributions	75,201	9,131	99,929
Investment Expenses:
Mortality and expense risk and administrative charges	(6,664)	(10,345)	(4,776)

Net investment income (loss)	68,537	(1,214)	95,153

Increase (decrease) in net assets from operations:
Capital gain distributions	2,799	—	—
Realized capital gain (loss) on investments	(1,870)	11,158	(9,320)
Change in unrealized appreciation (depreciation)	342	894,149	15,295

Net gain (loss) on investments	1,271	905,307	5,975

Net increase (decrease) in net assets from operations	69,808	904,093	101,128

Contract owner transactions:
Variable annuity deposits	1,670,781	172,328	596,454
Terminations, withdrawals and annuity payments	(37,461)	(86,655)	(74,196)
Transfers between subaccounts, net	3,621	30,802	(147,599)
Maintenance charges and mortality adjustments	(776)	(2,251)	(994)

Increase (decrease) in net assets from contract transactions	1,636,165	114,224	373,665

Total increase (decrease) in net assets	1,705,973	1,018,317	474,793

Net assets as of December 31, 2024	$2,921,671	$3,698,032	$1,777,516

The accompanying notes are an integral part of these financial statements. 162

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Vanguard® VIF International	Vanguard® VIF Mid-Cap Index	Vanguard® VIF Moderate Allocation
Net assets as of December 31, 2022	$4,066,260	$4,677,611	$8,956,922

Investment income (loss):
Dividend distributions	71,709	67,673	200,913
Investment Expenses:
Mortality and expense risk and administrative charges	(12,331)	(30,976)	(43,644)

Net investment income (loss)	59,378	36,697	157,269

Increase (decrease) in net assets from operations:
Capital gain distributions	154,626	84,924	320,226
Realized capital gain (loss) on investments	(211,144)	(12,246)	(84,397)
Change in unrealized appreciation (depreciation)	580,018	600,466	1,143,945

Net gain (loss) on investments	523,500	673,144	1,379,774

Net increase (decrease) in net assets from operations	582,878	709,841	1,537,043

Contract owner transactions:
Variable annuity deposits	405,463	805,560	4,397,548
Terminations, withdrawals and annuity payments	(445,645)	(942,246)	(945,242)
Transfers between subaccounts, net	269,332	49,013	(621,963)
Maintenance charges and mortality adjustments	(3,961)	(5,311)	(16,694)

Increase (decrease) in net assets from contract transactions	225,189	(92,984)	2,813,649

Total increase (decrease) in net assets	808,067	616,857	4,350,692

Net assets as of December 31, 2023	$4,874,327	$5,294,468	$13,307,614

Investment income (loss):
Dividend distributions	56,916	76,811	351,748
Investment Expenses:
Mortality and expense risk and administrative charges	(12,924)	(34,578)	(56,160)

Net investment income (loss)	43,992	42,233	295,588

Increase (decrease) in net assets from operations:
Capital gain distributions	150,666	64,015	286,010
Realized capital gain (loss) on investments	(271,683)	62,852	83,293
Change in unrealized appreciation (depreciation)	453,972	601,776	754,592

Net gain (loss) on investments	332,955	728,643	1,123,895

Net increase (decrease) in net assets from operations	376,947	770,876	1,419,483

Contract owner transactions:
Variable annuity deposits	280,723	618,230	1,392,387
Terminations, withdrawals and annuity payments	(430,297)	(363,588)	(843,197)
Transfers between subaccounts, net	(226,957)	(308,489)	(131,852)
Maintenance charges and mortality adjustments	(3,490)	(4,998)	(17,759)

Increase (decrease) in net assets from contract transactions	(380,021)	(58,845)	399,579

Total increase (decrease) in net assets	(3,074)	712,031	1,819,062

Net assets as of December 31, 2024	$4,871,253	$6,006,499	$15,126,676

The accompanying notes are an integral part of these financial statements. 163

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Vanguard® VIF Real Estate Index	Vanguard® VIF Short Term Investment Grade	Vanguard® VIF Small Company Growth (f)
Net assets as of December 31, 2022	$1,927,120	$7,236,472	$224,335

Investment income (loss):
Dividend distributions	48,855	169,720	863
Investment Expenses:
Mortality and expense risk and administrative charges	(6,123)	(23,304)	(541)

Net investment income (loss)	42,732	146,416	322

Increase (decrease) in net assets from operations:
Capital gain distributions	92,167	—	—
Realized capital gain (loss) on investments	(115,882)	(50,182)	(8,271)
Change in unrealized appreciation (depreciation)	206,153	373,024	48,842

Net gain (loss) on investments	182,438	322,842	40,571

Net increase (decrease) in net assets from operations	225,170	469,258	40,893

Contract owner transactions:
Variable annuity deposits	515,157	1,421,338	—
Terminations, withdrawals and annuity payments	(271,599)	(492,484)	(15,157)
Transfers between subaccounts, net	(300,730)	100,316	(19,124)
Maintenance charges and mortality adjustments	(1,644)	(6,236)	(299)

Increase (decrease) in net assets from contract transactions	(58,816)	1,022,934	(34,580)

Total increase (decrease) in net assets	166,354	1,492,192	6,313

Net assets as of December 31, 2023	$2,093,474	$8,728,664	$230,648

Investment income (loss):
Dividend distributions	69,301	284,249	970
Investment Expenses:
Mortality and expense risk and administrative charges	(6,907)	(26,550)	(487)

Net investment income (loss)	62,394	257,699	483

Increase (decrease) in net assets from operations:
Capital gain distributions	58,463	—	—
Realized capital gain (loss) on investments	(19,514)	(18,008)	(5,313)
Change in unrealized appreciation (depreciation)	19,153	211,297	26,079

Net gain (loss) on investments	58,102	193,289	20,766

Net increase (decrease) in net assets from operations	120,496	450,988	21,249

Contract owner transactions:
Variable annuity deposits	420,272	3,129,248	—
Terminations, withdrawals and annuity payments	(118,559)	(1,306,434)	(4,636)
Transfers between subaccounts, net	(41,074)	(445,000)	(58,732)
Maintenance charges and mortality adjustments	(1,795)	(6,415)	(234)

Increase (decrease) in net assets from contract transactions	258,844	1,371,399	(63,602)

Total increase (decrease) in net assets	379,340	1,822,387	(42,353)

Net assets as of December 31, 2024	$2,472,814	$10,551,051	$188,295

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 164

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Vanguard® VIF Total Bond Market Index	Vanguard® VIF Total International Stock Market Index	Vanguard® VIF Total Stock Market Index
Net assets as of December 31, 2022	$11,168,900	$7,620,471	$16,532,901

Investment income (loss):
Dividend distributions	313,369	250,562	204,925
Investment Expenses:
Mortality and expense risk and administrative charges	(46,029)	(24,218)	(57,089)

Net investment income (loss)	267,340	226,344	147,836

Increase (decrease) in net assets from operations:
Capital gain distributions	—	104,923	998,750
Realized capital gain (loss) on investments	(166,006)	(75,418)	(175,939)
Change in unrealized appreciation (depreciation)	659,830	1,040,051	3,523,165

Net gain (loss) on investments	493,824	1,069,556	4,345,976

Net increase (decrease) in net assets from operations	761,164	1,295,900	4,493,812

Contract owner transactions:
Variable annuity deposits	4,968,756	1,749,409	3,319,156
Terminations, withdrawals and annuity payments	(1,510,218)	(540,956)	(1,623,011)
Transfers between subaccounts, net	2,272,341	829,176	333,735
Maintenance charges and mortality adjustments	(10,186)	(4,152)	(10,708)

Increase (decrease) in net assets from contract transactions	5,720,693	2,033,477	2,019,172

Total increase (decrease) in net assets	6,481,857	3,329,377	6,512,984

Net assets as of December 31, 2023	$17,650,757	$10,949,848	$23,045,885

Investment income (loss):
Dividend distributions	504,542	349,888	353,107
Investment Expenses:
Mortality and expense risk and administrative charges	(59,435)	(32,012)	(98,786)

Net investment income (loss)	445,107	317,876	254,321

Increase (decrease) in net assets from operations:
Capital gain distributions	—	59,387	1,935,868
Realized capital gain (loss) on investments	(196,836)	29,325	270,439
Change in unrealized appreciation (depreciation)	(39,329)	143,602	3,908,429

Net gain (loss) on investments	(236,165)	232,314	6,114,736

Net increase (decrease) in net assets from operations	208,942	550,190	6,369,057

Contract owner transactions:
Variable annuity deposits	4,951,632	2,331,011	9,782,955
Terminations, withdrawals and annuity payments	(2,197,547)	(1,294,694)	(1,886,980)
Transfers between subaccounts, net	416,642	(3,148)	1,129,896
Maintenance charges and mortality adjustments	(11,105)	(4,561)	(14,335)

Increase (decrease) in net assets from contract transactions	3,159,622	1,028,608	9,011,536

Total increase (decrease) in net assets	3,368,564	1,578,798	15,380,593

Net assets as of December 31, 2024	$21,019,321	$12,528,646	$38,426,478

The accompanying notes are an integral part of these financial statements. 165

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Victory RS Partners (f)	Victory RS Science and Technology	Victory RS Value
Net assets as of December 31, 2022	$453,894	$564,416	$1,784,105

Investment income (loss):
Dividend distributions	4,041	—	11,065
Investment Expenses:
Mortality and expense risk and administrative charges	(4,203)	(5,858)	(15,673)

Net investment income (loss)	(162)	(5,858)	(4,608)

Increase (decrease) in net assets from operations:
Capital gain distributions	22,033	—	96,639
Realized capital gain (loss) on investments	(3,884)	(21,628)	(12,541)
Change in unrealized appreciation (depreciation)	45,774	204,147	31,207

Net gain (loss) on investments	63,923	182,519	115,305

Net increase (decrease) in net assets from operations	63,761	176,661	110,697

Contract owner transactions:
Variable annuity deposits	1,411	17,895	31,588
Terminations, withdrawals and annuity payments	(31,974)	(20,618)	(157,200)
Transfers between subaccounts, net	(3,519)	(25,590)	(10,617)
Maintenance charges and mortality adjustments	(1,148)	(1,157)	(5,950)

Increase (decrease) in net assets from contract transactions	(35,230)	(29,470)	(142,179)

Total increase (decrease) in net assets	28,531	147,191	(31,482)

Net assets as of December 31, 2023	$482,425	$711,607	$1,752,623

Investment income (loss):
Dividend distributions	2,378	—	7,388
Investment Expenses:
Mortality and expense risk and administrative charges	(4,566)	(7,053)	(16,580)

Net investment income (loss)	(2,188)	(7,053)	(9,192)

Increase (decrease) in net assets from operations:
Capital gain distributions	26,139	—	155,479
Realized capital gain (loss) on investments	338	(5,448)	2,737
Change in unrealized appreciation (depreciation)	40,899	227,747	48,170

Net gain (loss) on investments	67,376	222,299	206,386

Net increase (decrease) in net assets from operations	65,188	215,246	197,194

Contract owner transactions:
Variable annuity deposits	1,411	19,612	27,271
Terminations, withdrawals and annuity payments	(26,262)	(92,168)	(207,744)
Transfers between subaccounts, net	(3,922)	543	28,395
Maintenance charges and mortality adjustments	(1,163)	(1,114)	(5,965)

Increase (decrease) in net assets from contract transactions	(29,936)	(73,127)	(158,043)

Total increase (decrease) in net assets	35,252	142,119	39,151

Net assets as of December 31, 2024	$517,677	$853,726	$1,791,774

(f)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements. 166

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Virtus Ceredex Mid Cap Value Equity	Virtus Duff & Phelps Real Estate Securities Series	Virtus KAR Small-Cap Growth Series
Net assets as of December 31, 2022	$246,998	$307,220	$799,947

Investment income (loss):
Dividend distributions	1,368	7,055	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,680)	(1,717)	(11,823)

Net investment income (loss)	(312)	5,338	(11,823)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	3,389	104,520
Realized capital gain (loss) on investments	(18,340)	(1,903)	(83,060)
Change in unrealized appreciation (depreciation)	32,107	23,271	221,135

Net gain (loss) on investments	13,767	24,757	242,595

Net increase (decrease) in net assets from operations	13,455	30,095	230,772

Contract owner transactions:
Variable annuity deposits	6,643	9,107	5,530
Terminations, withdrawals and annuity payments	(9,830)	(3,742)	(295,494)
Transfers between subaccounts, net	(105,040)	6,590	827,949
Maintenance charges and mortality adjustments	(809)	(152)	(1,949)

Increase (decrease) in net assets from contract transactions	(109,036)	11,803	536,036

Total increase (decrease) in net assets	(95,581)	41,898	766,808

Net assets as of December 31, 2023	$151,417	$349,118	$1,566,755

Investment income (loss):
Dividend distributions	1,176	7,664	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,368)	(2,042)	(13,969)

Net investment income (loss)	(192)	5,622	(13,969)

Increase (decrease) in net assets from operations:
Capital gain distributions	9,482	4,868	112,915
Realized capital gain (loss) on investments	(18)	386	(21,941)
Change in unrealized appreciation (depreciation)	3,350	21,766	38,697

Net gain (loss) on investments	12,814	27,020	129,671

Net increase (decrease) in net assets from operations	12,622	32,642	115,702

Contract owner transactions:
Variable annuity deposits	3,945	11,612	2,943
Terminations, withdrawals and annuity payments	(22,777)	(6,031)	(232,526)
Transfers between subaccounts, net	(32)	77,370	(55,575)
Maintenance charges and mortality adjustments	(640)	(186)	(1,519)

Increase (decrease) in net assets from contract transactions	(19,504)	82,765	(286,677)

Total increase (decrease) in net assets	(6,882)	115,407	(170,975)

Net assets as of December 31, 2024	$144,535	$464,525	$1,395,780

The accompanying notes are an integral part of these financial statements. 167

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Virtus Newfleet Multi-Sector Intermediate Bond Series	Virtus SGA International Growth Series	Virtus Tactical Allocation Series (c)
Net assets as of December 31, 2022	$122,810	$349,964	$152,779

Investment income (loss):
Dividend distributions	6,499	346	3,045
Investment Expenses:
Mortality and expense risk and administrative charges	(739)	(905)	(1,881)

Net investment income (loss)	5,760	(559)	1,164

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	17,856
Realized capital gain (loss) on investments	(83)	5,473	(23,902)
Change in unrealized appreciation (depreciation)	4,811	51,320	51,193

Net gain (loss) on investments	4,728	56,793	45,147

Net increase (decrease) in net assets from operations	10,488	56,234	46,311

Contract owner transactions:
Variable annuity deposits	10,610	88,651	200,055
Terminations, withdrawals and annuity payments	—	(113,614)	(8,488)
Transfers between subaccounts, net	(26)	(28,825)	(106,420)
Maintenance charges and mortality adjustments	(295)	(468)	(545)

Increase (decrease) in net assets from contract transactions	10,289	(54,256)	84,602

Total increase (decrease) in net assets	20,777	1,978	130,913

Net assets as of December 31, 2023	$143,587	$351,942	$283,692

Investment income (loss):
Dividend distributions	17,723	690	6,346
Investment Expenses:
Mortality and expense risk and administrative charges	(1,077)	(919)	(1,412)

Net investment income (loss)	16,646	(229)	4,934

Increase (decrease) in net assets from operations:
Capital gain distributions	—	593	28,803
Realized capital gain (loss) on investments	(298)	101	(6,546)
Change in unrealized appreciation (depreciation)	(235)	(20,900)	11,348

Net gain (loss) on investments	(533)	(20,206)	33,605

Net increase (decrease) in net assets from operations	16,113	(20,435)	38,539

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(8,785)	(6,971)	(46,504)
Transfers between subaccounts, net	170,583	7,525	11,026
Maintenance charges and mortality adjustments	(597)	(410)	(138)

Increase (decrease) in net assets from contract transactions	161,201	144	(35,616)

Total increase (decrease) in net assets	177,314	(20,291)	2,923

Net assets as of December 31, 2024	$320,901	$331,651	$286,615

(c)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements. 168

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	Voya MidCap Opportunities Portfolio	VY CBRE Global Real Estate Portfolio	VY CBRE Real Estate Portfolio
Net assets as of December 31, 2022	$185,880	$145,663	$—

Investment income (loss):
Dividend distributions	—	2,198	—
Investment Expenses:
Mortality and expense risk and administrative charges	(718)	(374)	(52)

Net investment income (loss)	(718)	1,824	(52)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,463	—
Realized capital gain (loss) on investments	(2,822)	(1,506)	(1,635)
Change in unrealized appreciation (depreciation)	45,860	17,105	—

Net gain (loss) on investments	43,038	17,062	(1,635)

Net increase (decrease) in net assets from operations	42,320	18,886	(1,687)

Contract owner transactions:
Variable annuity deposits	—	—	2,708
Terminations, withdrawals and annuity payments	(2,165)	(709)	—
Transfers between subaccounts, net	—	11,604	(1,013)
Maintenance charges and mortality adjustments	(284)	(9)	(8)

Increase (decrease) in net assets from contract transactions	(2,449)	10,886	1,687

Total increase (decrease) in net assets	39,871	29,772	—

Net assets as of December 31, 2023	$225,751	$175,435	$—

Investment income (loss):
Dividend distributions	—	6,976	762
Investment Expenses:
Mortality and expense risk and administrative charges	(812)	(554)	(162)

Net investment income (loss)	(812)	6,422	600

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(22,788)	(597)	2,362
Change in unrealized appreciation (depreciation)	53,519	(3,391)	—

Net gain (loss) on investments	30,731	(3,988)	2,362

Net increase (decrease) in net assets from operations	29,919	2,434	2,962

Contract owner transactions:
Variable annuity deposits	—	83,227	—
Terminations, withdrawals and annuity payments	(12,371)	(2,834)	(151)
Transfers between subaccounts, net	(24,759)	3	(2,785)
Maintenance charges and mortality adjustments	(262)	(3)	(26)

Increase (decrease) in net assets from contract transactions	(37,392)	80,393	(2,962)

Total increase (decrease) in net assets	(7,473)	82,827	—

Net assets as of December 31, 2024	$218,278	$258,262	$—

The accompanying notes are an integral part of these financial statements. 169

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

Western Asset Variable Global High Yield Bond
Net assets as of December 31, 2022	$1,257,437

Investment income (loss):
Dividend distributions	64,199
Investment Expenses:
Mortality and expense risk and administrative charges	(10,543)

Net investment income (loss)	53,656

Increase (decrease) in net assets from operations:
Capital gain distributions	—
Realized capital gain (loss) on investments	(48,148)
Change in unrealized appreciation (depreciation)	101,279

Net gain (loss) on investments	53,131

Net increase (decrease) in net assets from operations	106,787

Contract owner transactions:
Variable annuity deposits	116,883
Terminations, withdrawals and annuity payments	(161,725)
Transfers between subaccounts, net	(30,379)
Maintenance charges and mortality adjustments	(4,169)

Increase (decrease) in net assets from contract transactions	(79,390)

Total increase (decrease) in net assets	27,397

Net assets as of December 31, 2023	$1,284,834

Investment income (loss):
Dividend distributions	61,329
Investment Expenses:
Mortality and expense risk and administrative charges	(8,956)

Net investment income (loss)	52,373

Increase (decrease) in net assets from operations:
Capital gain distributions	—
Realized capital gain (loss) on investments	(50,734)
Change in unrealized appreciation (depreciation)	62,616

Net gain (loss) on investments	11,882

Net increase (decrease) in net assets from operations	64,255

Contract owner transactions:
Variable annuity deposits	4,707
Terminations, withdrawals and annuity payments	(123,173)
Transfers between subaccounts, net	(196,720)
Maintenance charges and mortality adjustments	(3,314)

Increase (decrease) in net assets from contract transactions	(318,500)

Total increase (decrease) in net assets	(254,245)

Net assets as of December 31, 2024	$1,030,589

The accompanying notes are an integral part of these financial statements. 170

SBL Variable Annuity Account XIV

Notes to Financial Statements

December 31, 2024

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account XIV (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for AdvanceDesigns, AdvisorDesigns, EliteDesigns, EliteDesigns II, Security Benefit Advisor, SecureDesigns, and Valuebuilder are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
AB VPS Discovery Value Portfolio	B	AllianceBernstein LP	—
AB VPS Dynamic Asset Allocation	B	AllianceBernstein LP	—
AB VPS Relative Value Portfolio	B	AllianceBernstein LP	—
AB VPS Sustainable Global Thematic Growth	B	AllianceBernstein LP	—
AFIS Capital World Growth and Income	Class 4	Capital Research and Management Company	—
AFIS U.S. Government Securities	Class 4	Capital Research and Management Company	—
AFIS Washington Mutual Investors	Class 4	Capital Research and Management Company	—
Alger Capital Appreciation	Class S	Fred Alger Management, LLC	—
Alger Large Cap Growth	Class I-2	Fred Alger Management, LLC	—
Allspring Growth	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring International Equity VT	2	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Large Cap Core	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Opportunity	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Opportunity VT	2	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Small Company Value	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring VT Discovery All Cap Growth Fund	2	Allspring Funds Management LLC	—
ALPS/Alerian Energy Infrastructure	Class III	ALPS Advisors Inc	—
American Century Diversified Bond	A	American Century Investment Management, Inc	—
American Century Equity Income	A	American Century Investment Management, Inc	—
American Century Heritage	A	American Century Investment Management, Inc	—
American Century International Bond	A	American Century Investment Management, Inc	—
American Century International Growth	A	American Century Investment Management, Inc	—
American Century Select	A	American Century Investment Management, Inc	—
American Century Strategic Allocation: Aggressive	A	American Century Investment Management, Inc	—
American Century Strategic Allocation: Conservative	A	American Century Investment Management, Inc	—
American Century Strategic Allocation: Moderate	A	American Century Investment Management, Inc	—
American Century Ultra®	A	American Century Investment Management, Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
American Funds IS® Asset Allocation	Class 4	Capital Research and Management Company	—
American Funds IS® Capital World Bond	Class 4	Capital Research and Management Company	—
American Funds IS® Global Growth	Class 4	Capital Research and Management Company	—
American Funds IS® Global Small Capitalization	Class 4	Capital Research and Management Company	—
American Funds IS® Growth	Class 4	Capital Research and Management Company	—
American Funds IS® Growth-Income	Class 4	Capital Research and Management Company	—
American Funds IS® International	Class 4	Capital Research and Management Company	—
American Funds IS® International Growth and Income	Class 4	Capital Research and Management Company	—
American Funds IS® Mortgage	Class 4	Capital Research and Management Company	—
American Funds IS® New World	Class 4	Capital Research and Management Company	—
AMG River Road Mid Cap Value	N	AMG Funds LLC	River Road Asset Management, LLC
Ariel®	—	Ariel Investments, LLC	—
Baron Asset	Retail	BAMCO Inc	—
BlackRock Advantage Large Cap Core V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Advantage Small Cap Growth	A	BlackRock Advisors LLC	—
BlackRock Basic Value V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Capital Appreciation V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Equity Dividend	A	BlackRock Advisors LLC	—
BlackRock Equity Dividend V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Global Allocation	A	BlackRock Advisors LLC	BlackRock (Singapore) Ltd
BlackRock Global Allocation V.I.	Class 3	BlackRock Advisors LLC	BlackRock (Singapore) Ltd
BlackRock High Yield V.I.	Class 3	BlackRock Advisors LLC	BlackRock International Ltd
BlackRock International Dividend	A	BlackRock Advisors LLC	BlackRock International Ltd
BlackRock Large Cap Focus Growth V.I.	Class 3	BlackRock Advisors LLC	—
BNY Mellon Appreciation	Investor	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
BNY Mellon Dynamic Value	A	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon IP MidCap Stock	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon IP Small Cap Stock Index	Service	BNY Mellon Investment Adviser, Inc	—
BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon Opportunistic Midcap Value	A	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon Stock Index	Service	BNY Mellon Investment Adviser, Inc	Mellon Investments Corporation
BNY Mellon VIF Appreciation	Service	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
Calamos® Growth	A	Calamos Advisors LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Calamos® Growth and Income	A	Calamos Advisors LLC	—
Calamos® High Income Opportunities	A	Calamos Advisors LLC	—
ClearBridge Small Cap Growth	A	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware VIP Global Equity	Class II	Delaware Management Company	Securian Asset Management, Inc.
Delaware VIP Real Estate Securities	Class II	Delaware Management Company	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Equity Allocation	Inst Class	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Global Bond Portfolio	Inst Class	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Global Moderate Allocation	Inst Class	Dimensional Fund Advisors LP	—
Dimensional VA International Small Portfolio	Inst Class	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA International Value Portfolio	Inst Class	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Short-Term Fixed Portfolio	Inst Class	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA U.S. Large Value Portfolio	Inst Class	Dimensional Fund Advisors LP	—
Dimensional VA U.S. Targeted Value Portfolio	Inst Class	Dimensional Fund Advisors LP	—
Donoghue Forlines Dividend VIT Fund	1	Donoghue Forlines, LLC	—
Donoghue Forlines Momentum VIT Fund	1	Donoghue Forlines, LLC	—
DWS Capital Growth VIP	B	DWS Investment Management Americas, Inc	—
DWS Core Equity VIP	B	DWS Investment Management Americas, Inc	—
DWS CROCI® U.S. VIP	B	DWS Investment Management Americas, Inc	—
DWS Global Small Cap VIP	B	DWS Investment Management Americas, Inc	—
DWS High Income VIP	B	DWS Investment Management Americas, Inc	—
DWS International Growth VIP	B	DWS Investment Management Americas, Inc	—
DWS Small Mid Cap Value VIP	B	DWS Investment Management Americas, Inc	—
Eaton Vance VT Floating-Rate Income	—	Eaton Vance Management	—
Federated Hermes Corporate Bond	A	Federated Investment Management Company	—
Federated Hermes Fund for U.S. Government Securities II	Primary	Federated Investment Management Company	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Federated Hermes High Income Bond II	Service	Federated Investment Management Company	—
Fidelity® Advisor Dividend Growth	Class M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor International Capital Appreciation	Class M	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

FIL Investment Advisors (UK) Ltd

Fidelity Management & Research (UK) Ltd

Fidelity® Advisor Leveraged Company Stock	Class M-1	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Leveraged Company Stock	Class M-2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor New Insights	Class M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Real Estate	Class M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Stock Selector Mid Cap	Class M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Value Strategies	Class M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Balanced	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Contrafund	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Disciplined Small Cap	Service Class 2	Fidelity Management & Research Company LLC	Geode Capital Management, LLC

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity® VIP Emerging Markets	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

FIL Investment Advisors (UK) Ltd

Fidelity Management & Research (UK) Ltd

Fidelity® VIP Equity-Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Growth & Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Growth Opportunities	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP High Income	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Index 500	Service Class 2	Fidelity Management & Research Company LLC	Geode Capital Management, LLC
Fidelity® VIP Investment Grade Bond	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Mid Cap	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Overseas	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

Fidelity Management & Research (HK) Ltd

FIL Investment Advisors (UK) Ltd

Fidelity® VIP Real Estate	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity® VIP Strategic Income	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

FIL Investment Advisors (UK) Ltd

Fidelity Management & Research (UK) Ltd

Franklin Allocation VIP Fund	Class 4	Franklin Advisers, Inc	Templeton Global Advisors Ltd Franklin Templeton Institutional, LLC
Franklin DynaTech VIP	Class 2	Franklin Advisers, Inc	—
Franklin Growth and Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Large Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Mutual Global Discovery VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Mutual Shares VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Rising Dividends VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Small Cap Value VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Small-Mid Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Strategic Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin U.S. Government Securities VIP Fund	Class 2	Franklin Advisers, Inc	—
Goldman Sachs Emerging Markets Equity	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs Government Income	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT International Equity Insights	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Large Cap Value	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Mid Cap Growth Fund	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Mid Cap Value	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Small Cap Equity Insights	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Strategic Growth	Service	Goldman Sachs Asset Management, LP	—
Guggenheim Core Bond	A	Security Investors, LLC	—
Guggenheim Floating Rate Strategies	A	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim High Yield	A	Security Investors, LLC	—
Guggenheim Long Short Equity	P	Security Investors, LLC	—
Guggenheim Macro Opportunities	A	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim Managed Futures Strategy	P	Security Investors, LLC	—
Guggenheim Multi-Hedge Strategies	P	Security Investors, LLC	—
Guggenheim Small Cap Value	A	Security Investors, LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim Total Return Bond	A	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim VIF Alpha Opportunity	—	Security Investors, LLC	—
Guggenheim VIF Floating Rate Strategies	—	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim VIF Global Managed Futures Strategy	—	Security Investors, LLC	—
Guggenheim VIF High Yield	—	Security Investors, LLC	—
Guggenheim VIF Long Short Equity	—	Security Investors, LLC	—
Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—
Guggenheim VIF Multi-Hedge Strategies	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—
Invesco American Franchise	A	Invesco Advisers, Inc	—
Invesco Comstock	A	Invesco Advisers, Inc	—
Invesco Developing Markets	Class A	Invesco Advisers, Inc	—
Invesco Discovery	Class A	Invesco Advisers, Inc	—
Invesco Discovery Mid Cap Growth	A	Invesco Advisers, Inc	—
Invesco Energy	A	Invesco Advisers, Inc	—
Invesco Equity and Income	A	Invesco Advisers, Inc	—
Invesco Global	Class A	Invesco Advisers, Inc	—
Invesco Gold & Special Minerals	A	Invesco Advisers, Inc	—
Invesco Main Street Mid Cap	A	Invesco Advisers, Inc	—
Invesco Oppenheimer V.I. International Growth Fund	Series II	Invesco Advisers, Inc	—
Invesco Small Cap Growth	A	Invesco Advisers, Inc	—
Invesco Technology	A	Invesco Advisers, Inc	—
Invesco V.I. American Franchise	Series I	Invesco Advisers, Inc	—
Invesco V.I. American Franchise	Series II	Invesco Advisers, Inc	—
Invesco V.I. American Value	Series II	Invesco Advisers, Inc	—
Invesco V.I. Balanced-Risk Allocation	Series II	Invesco Advisers, Inc	—
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc	—
Invesco V.I. Core Equity	Series II	Invesco Advisers, Inc	—
Invesco V.I. Core Plus Bond	Series II	Invesco Advisers, Inc	—
Invesco V.I. Discovery Mid Cap Growth	Series II	Invesco Advisers, Inc	Invesco Capital Management LLC
Invesco V.I. Equally-Weighted S&P 500	Series II	Invesco Advisers, Inc	—
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. EVQ International Equity Fund	Series II	Invesco Advisers, Inc	—
Invesco V.I. Global	Series II	Invesco Advisers, Inc	Invesco Canada Ltd
Invesco V.I. Global Core Equity	Series II	Invesco Advisers, Inc	Invesco Canada Ltd
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc	Invesco Asset Management Ltd

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco V.I. Global Real Estate	Series II	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Global Strategic Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc	—
Invesco V.I. Growth and Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. Health Care	Series I	Invesco Advisers, Inc	—
Invesco V.I. Health Care	Series II	Invesco Advisers, Inc	—
Invesco V.I. High Yield	Series II	Invesco Advisers, Inc	—
Invesco V.I. Main Street Mid Cap Fund®	Series II	Invesco Advisers, Inc	—
Invesco V.I. Main Street Small Cap Fund®	Series II	Invesco Advisers, Inc	—
Invesco V.I. Small Cap Equity	Series II	Invesco Advisers, Inc	—
Invesco Value Opportunities	A	Invesco Advisers, Inc	—
Janus Henderson Adaptive Risk Managed U.S. Equity	S	Janus Capital Management LLC	—
Janus Henderson Mid Cap Value	S	Janus Capital Management LLC	—
Janus Henderson Overseas	S	Janus Capital Management LLC	—
Janus Henderson VIT Enterprise	Service	Janus Capital Management LLC	—
Janus Henderson VIT Forty	Service	Janus Capital Management LLC	—
Janus Henderson VIT Mid Cap Value	Service	Janus Capital Management LLC	—
Janus Henderson VIT Overseas	Service	Janus Capital Management LLC	—
Janus Henderson VIT Research	Service	Janus Capital Management LLC	—
Lord Abbett Series Bond-Debenture VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Developing Growth VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Dividend Growth VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Fundamental Equity VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Growth and Income VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Growth Opportunities VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Mid Cap Stock VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Total Return VC	VC	Lord, Abbett & Co LLC	—
LVIP American Century Disciplined Core Value	Service Class	American Century Investment Management, Inc	—
LVIP American Century Inflation Protection	Service Class	American Century Investment Management, Inc	—
LVIP American Century International	Service Class	American Century Investment Management, Inc	—
LVIP American Century Mid Cap Value	Service Class	American Century Investment Management, Inc	—
LVIP American Century Ultra	Service Class	American Century Investment Management, Inc	—
LVIP American Century Value	Service Class	American Century Investment Management, Inc	—
LVIP JPMorgan Core Bond Fund	Service Class	J.P. Morgan Investment Management, Inc	—
LVIP JPMorgan Small Cap Core Fund	Service Class	J.P. Morgan Investment Management, Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
LVIP JPMorgan US Equity Fund	Service Class	J.P. Morgan Investment Management, Inc	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Macquarie Asset Strategy	Class A	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Macquarie VIP Asset Strategy	Service Class	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Macquarie VIP Balanced	Service Class	Delaware Management Company	—
Macquarie VIP Core Equity	Service Class	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Macquarie VIP Energy	Service Class	Delaware Management Company	—
Macquarie VIP Global Growth	Service Class	Delaware Management Company	—
Macquarie VIP Growth	Service Class	Delaware Management Company	Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Macquarie VIP High Income	Service Class	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Macquarie VIP International Core Equity	Service Class	Delaware Management Company	Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Macquarie VIP Limited-Term Bond Series	Service Class	Delaware Management Company	—
Macquarie VIP Mid Cap Growth	Service Class	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Macquarie VIP Natural Resources	Service Class	Delaware Management Company	—
Macquarie VIP Science And Technology	Service Class	Delaware Management Company	—
Macquarie VIP Small Cap Growth	Service Class	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Macquarie VIP Smid Cap Core	Service Class	Delaware Management Company	—
Macquarie VIP Value	Service Class	Delaware Management Company	—
MFS® VIT Emerging Markets Equity	Service	Massachusetts Financial Services Company	—
MFS® VIT Global Tactical Allocation	Service	Massachusetts Financial Services Company	—
MFS® VIT High Yield	Service	Massachusetts Financial Services Company	—
MFS® VIT II MA Investors Growth Stock	Service	Massachusetts Financial Services Company	—
MFS® VIT II Research International	Service	Massachusetts Financial Services Company	—
MFS® VIT International Intrinsic Value	Service	Massachusetts Financial Services Company	—
MFS® VIT Investors Trust	Service	Massachusetts Financial Services Company	—
MFS® VIT New Discovery	Service	Massachusetts Financial Services Company	—
MFS® VIT Research	Service	Massachusetts Financial Services Company	—
MFS® VIT Total Return	Service	Massachusetts Financial Services Company	—
MFS® VIT Total Return Bond	Service	Massachusetts Financial Services Company	—
MFS® VIT Utilities	Service	Massachusetts Financial Services Company	Morgan Stanley Investment Management Ltd
Morgan Stanley VIF Emerging Markets Debt	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Co
Morgan Stanley VIF Emerging Markets Equity	II	Morgan Stanley Investment Management, Inc	Morningstar Investment Management LLC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Conservative ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Morningstar Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	—
NAA All Cap Value Series	—	Security Investors, LLC	—
NAA Large Cap Value	Class A	Security Investors, LLC	—
NAA Large Cap Value Series	—	Security Investors, LLC	—
NAA Large Core	Class A	Security Investors, LLC	—
NAA Large Core Series	—	Security Investors, LLC	—
NAA Large Growth Series	—	Security Investors, LLC	—
NAA Mid Growth	Class A	Security Investors, LLC	—
NAA Mid Growth Series	—	Security Investors, LLC	—
NAA Opportunity	Class A	Security Investors, LLC	—
NAA Small Cap Value Series	—	Security Investors, LLC	—
NAA Small Growth Series	—	Security Investors, LLC	—
NAA SMid Cap Value	Class A	Security Investors, LLC	—
NAA Smid-Cap Value Series	—	Security Investors, LLC	—
NAA World Equity Income	Class A	Security Investors, LLC	—
NAA World Equity Income Series	—	Security Investors, LLC	—
Neuberger Berman AMT Sustainable Equity	I	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman Core Bond	A	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman Large Cap Value	Advisor	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman Sustainable Equity	Trust	Neuberger Berman Investment Advisers LLC	NSI Retail Advisors, LLC
North Square Spectrum Alpha	A	Northern Trust Investments Inc	—
Northern Global Tactical Asset Allocation	A	Northern Trust Investments Inc	—
Northern Large Cap Core	—	Northern Trust Investments Inc	—
Northern Large Cap Value	—	Northern Trust Investments Inc	Jennison Associates LLC
PGIM Focused Growth	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Mid-Cap Growth	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Natural Resources	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Small Company	A	PGIM Investments LLC	PGIM Quantitative Solutions LLC
PGIM Quant Solutions Small-Cap Value	A	PGIM Investments LLC	Research Affiliates LLC
PIMCO All Asset	R	Pacific Investment Management Company, LLC	—
PIMCO CommodityRealReturn Strategy	A	Pacific Investment Management Company, LLC	—
PIMCO Emerging Markets Bond	A	Pacific Investment Management Company, LLC	—
PIMCO High Yield	A	Pacific Investment Management Company, LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
PIMCO International Bond (U.S. Dollar-Hedged)	R	Pacific Investment Management Company, LLC	—
PIMCO Low Duration	R	Pacific Investment Management Company, LLC	—
PIMCO Real Return	R	Pacific Investment Management Company, LLC	—
PIMCO StocksPLUS® Small Fund	A	Pacific Investment Management Company, LLC	—
PIMCO Total Return	R	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT All Asset	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT CommodityRealReturn Strategy	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Emerging Markets Bond	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Global Managed Asset Allocation	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT High Yield	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT International Bond Portfolio (Unhedged)	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Low Duration	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Real Return	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Short-Term	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Total Return	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Total Return	Advisor	Pacific Investment Management Company, LLC	—
Pioneer Bond VCT	II	Amundi Asset Management US, Inc	—
Pioneer Equity Income VCT	II	Amundi Asset Management US, Inc	—
Pioneer High Yield VCT	II	Amundi Asset Management US, Inc	—
Pioneer Strategic Income	A	Amundi Asset Management US, Inc	—
Pioneer Strategic Income VCT	II	Amundi Asset Management US, Inc	Putnam Investments Ltd
Putnam VT Core Equity Fund	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Diversified Income	IB	Putnam Investment Management, LLC	Putnam Advisory Company, LLC Putnam Investments Ltd
Putnam VT Global Asset Allocation	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT High Yield	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Income	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Large Cap Growth Fund	IB	Putnam Investment Management, LLC	Putnam Investments Ltd

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Putnam VT Large Cap Value	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Small Cap Growth	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Small Cap Value	IB	Putnam Investment Management, LLC	—
Redwood Managed Volatility	Class N	Redwood Investment Management, LLC	—
Royce Micro-Cap	Investment	Royce & Associates, LP	—
Royce Small-Cap Opportunity	Service	Royce & Associates, LP	—
Royce Small-Cap Value	Service	Royce & Associates, LP	—
Rydex VIF Banking	—	Security Investors, LLC	—
Rydex VIF Basic Materials	—	Security Investors, LLC	—
Rydex VIF Biotechnology	—	Security Investors, LLC	—
Rydex VIF Commodities Strategy	—	Security Investors, LLC	—
Rydex VIF Consumer Products	—	Security Investors, LLC	—
Rydex VIF Dow 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Electronics	—	Security Investors, LLC	—
Rydex VIF Energy	—	Security Investors, LLC	—
Rydex VIF Energy Services	—	Security Investors, LLC	—
Rydex VIF Europe 1.25x Strategy	—	Security Investors, LLC	—
Rydex VIF Financial Services	—	Security Investors, LLC	—
Rydex VIF Government Long Bond 1.2x Strategy	—	Security Investors, LLC	—
Rydex VIF Health Care	—	Security Investors, LLC	—
Rydex VIF High Yield Strategy	—	Security Investors, LLC	—
Rydex VIF Internet	—	Security Investors, LLC	—
Rydex VIF Inverse Dow 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Government Long Bond Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Mid-Cap Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse NASDAQ-100® Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Russell 2000® Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse S&P 500 Strategy	—	Security Investors, LLC	—
Rydex VIF Japan 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Leisure	—	Security Investors, LLC	—
Rydex VIF Mid-Cap 1.5x Strategy	—	Security Investors, LLC	—
Rydex VIF Money Market	—	Security Investors, LLC	—
Rydex VIF NASDAQ-100®	—	Security Investors, LLC	—
Rydex VIF NASDAQ-100® 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Nova	—	Security Investors, LLC	—
Rydex VIF Precious Metals	—	Security Investors, LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Rydex VIF Real Estate	—	Security Investors, LLC	—
Rydex VIF Retailing	—	Security Investors, LLC	—
Rydex VIF Russell 2000® 1.5x Strategy	—	Security Investors, LLC	—
Rydex VIF Russell 2000® 2x Strategy	—	Security Investors, LLC	—
Rydex VIF S&P 500 2x Strategy	—	Security Investors, LLC	—
Rydex VIF S&P 500 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P 500 Pure Value	—	Security Investors, LLC	—
Rydex VIF S&P MidCap 400 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P MidCap 400 Pure Value	—	Security Investors, LLC	—
Rydex VIF S&P SmallCap 600 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P SmallCap 600 Pure Value	—	Security Investors, LLC	—
Rydex VIF Strengthening Dollar 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Technology	—	Security Investors, LLC	—
Rydex VIF Telecommunications	—	Security Investors, LLC	—
Rydex VIF Transportation	—	Security Investors, LLC	—
Rydex VIF Utilities	—	Security Investors, LLC	—
Rydex VIF Weakening Dollar 2x Strategy	—	Security Investors, LLC	—
T. Rowe Price Blue Chip Growth	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Capital Appreciation	Advisor	T. Rowe Price Associates, Inc	—
T. Rowe Price Equity Income	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Growth Stock	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Health Sciences	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Limited-Term Bond	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2010	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2015	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2020	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2025	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2030	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2035	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2040	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2045	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2050	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2055	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement Balanced	R	T. Rowe Price Associates, Inc	—
Templeton Developing Markets VIP Fund	Class 2	Templeton Asset Management Ltd	—
Templeton Foreign VIP Fund	Class 2	Templeton Investment Counsel LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Templeton Global Bond VIP Fund	Class 2	Franklin Advisers, Inc	—
Templeton Growth VIP Fund	Class 2	Templeton Global Advisors Ltd	—
Third Avenue Value	—	Third Avenue Management LLC	Milliman Financial Risk Management LLC
TOPS® Aggressive Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Balanced ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Conservative ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Balanced ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Moderate Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Moderate Growth ETF	Investor	ValMark Advisers, Inc	—
VanEck VIP Global Gold	S	Van Eck Associates Corporation	—
VanEck VIP Global Resources	S	Van Eck Associates Corporation	—
Vanguard® VIF Balanced	—	Wellington Management Company LLP	—
Vanguard® VIF Capital Growth	—	PRIMECAP Management Company	—
Vanguard® VIF Conservative Allocation	—	Vanguard Group Inc	—
Vanguard® VIF Diversified Value	—	Lazard Asset Management LLC;Hotchkis & Wiley Capital Management LLC	—
Vanguard® VIF Equity Income	—	Vanguard Group Inc Wellington Management Company LLP	—
Vanguard® VIF Equity Index	—	Vanguard Group Inc	—
Vanguard® VIF Global Bond Index	—	Vanguard Group Inc	—
Vanguard® VIF Growth	—	Wellington Management Company LLP	—
Vanguard® VIF High Yield Bond	—	Wellington Management Company LLP	—
Vanguard® VIF International	—	Baillie Gifford Overseas Ltd;Schroder Investment Management North America Inc	—
Vanguard® VIF Mid-Cap Index	—	Vanguard Group Inc	—
Vanguard® VIF Moderate Allocation	—	Vanguard Group Inc	—
Vanguard® VIF Real Estate Index	—	Vanguard Group Inc	—
Vanguard® VIF Short Term Investment Grade	—	Vanguard Group Inc	—
Vanguard® VIF Small Company Growth	—	ArrowMark Colorado Holdings, LLC (ArrowMark Partners);Vanguard Group Inc	—
Vanguard® VIF Total Bond Market Index	—	Vanguard Group Inc	—
Vanguard® VIF Total International Stock Market Index	—	Vanguard Group Inc	—
Vanguard® VIF Total Stock Market Index	—	Vanguard Group Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Victory RS Partners	A	Victory Capital Management Inc	—
Victory RS Science and Technology	A	Victory Capital Management Inc	—
Victory RS Value	A	Victory Capital Management Inc	Ceredex Value Advisors LLC
Virtus Ceredex Mid Cap Value Equity	A	Virtus Fund Advisers, LLC	Duff & PheLPs Investment Management Co
Virtus Duff & Phelps Real Estate Securities Series	A	Virtus Investment Advisers, Inc	Kayne Anderson Rudnick Inv Mgmt., LLC
Virtus KAR Small-Cap Growth Series	A	Virtus Investment Advisers, Inc	Newfleet Asset Management, LLC
Virtus Newfleet Multi-Sector Intermediate Bond Series	A	Virtus Investment Advisers, Inc	Sustainable Growth Advisers, LP
Virtus SGA International Growth Series	A	Virtus Investment Advisers, Inc	Newfleet Asset Management, LLC Kayne Anderson Rudnick Investment Management LLC
Virtus Tactical Allocation Series	A Shares	Virtus Investment Advisors (VIA)	Voya Investment Management Co. LLC
Voya MidCap Opportunities Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
VY CBRE Global Real Estate Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
VY CBRE Real Estate Portfolio	S2	Voya Investments, LLC	Western Asset Management Company Pte Ltd – Singapore Inc Western Asset Management Company, LLC Inc Western Asset Management Company Ltd – UK
Western Asset Variable Global High Yield Bond	II	Legg Mason Partners Fund Advisor, LLC	Newton Investment Management North America, LLC

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

The Account has one underlying fund, BlackRock High Yield V.I. that pays dividends on the first of each month. The daily dividend amount is accumulated and the balance is recognised on the Statements of Net Assets as Uncollected Income Receivable.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Four Hundred Twenty-five subaccounts are currently offered by the Account. The following subaccounts had no activity for two consecutive years and are not included in the statements of net assets or the statements of operations and change in net assets:

Subaccount
Donoghue Forlines Dividend VIT Fund
Donoghue Forlines Momentum VIT Fund
Invesco V.I. High Yield
Janus Henderson VIT Forty
Lord Abbett Series Fundamental Equity VC
Lord Abbett Series Growth and Income VC
MFS® VIT High Yield
TOPS® Managed Risk Balanced ETF
TOPS® Managed Risk Growth ETF
TOPS® Managed Risk Moderate Growth ETF

All subaccounts reported a full twelve month period except in the incpeted year for the following:

Inception Date	Subaccount
October 25, 2024	Fidelity® Advisor Leveraged Company Stock Class M-2
December 17, 2021	Donoghue Forlines Dividend VIT Fund
December 17, 2021	Donoghue Forlines Momentum VIT Fund

During the current year the following subaccount name changes were made effective:

Date	New Name	Old Name
April 26, 2024	LVIP American Century Disciplined Core Value	American Century VP Disciplined Core Value
April 26, 2024	LVIP American Century Inflation Protection	American Century VP Inflation Protection
April 26, 2024	LVIP American Century International	American Century VP International
April 26, 2024	LVIP American Century Mid Cap Value	American Century VP Mid Cap Value
April 26, 2024	LVIP American Century Ultra	American Century VP Ultra®
April 26, 2024	LVIP American Century Value	American Century VP Value
April 29, 2024	Virtus Tactical Allocation Series	Virtus Strategic Allocation Series
May 1, 2024	ClearBridge Variable Growth	ClearBridge Variable Aggressive Growth
May 1, 2024	Macquarie VIP Asset Strategy	Delaware Ivy VIP Asset Strategy
May 1, 2024	Macquarie VIP Balanced	Delaware Ivy VIP Balanced
May 1, 2024	Macquarie VIP Core Equity	Delaware Ivy VIP Core Equity
May 1, 2024	Macquarie VIP Energy	Delaware Ivy VIP Energy
May 1, 2024	Macquarie VIP Global Growth	Delaware Ivy VIP Global Growth
May 1, 2024	Macquarie VIP Growth	Delaware Ivy VIP Growth
May 1, 2024	Macquarie VIP High Income	Delaware Ivy VIP High Income
May 1, 2024	Macquarie VIP International Core Equity	Delaware Ivy VIP International Core Equity
May 1, 2024	Macquarie VIP Limited-Term Bond Series	Delaware Ivy VIP Limited-Term Bond
May 1, 2024	Macquarie VIP Mid Cap Growth	Delaware Ivy VIP Mid Cap Growth
May 1, 2024	Macquarie VIP Natural Resources	Delaware Ivy VIP Natural Resources
May 1, 2024	Macquarie VIP Science And Technology	Delaware Ivy VIP Science And Technology
May 1, 2024	Macquarie VIP Small Cap Growth	Delaware Ivy VIP Small Cap Growth
May 1, 2024	Macquarie VIP Smid Cap Core	Delaware Ivy VIP Smid Cap Core

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Date	New Name (continued)	Old Name
May 1, 2024	Macquarie VIP Value	Delaware Ivy VIP Value
October 25, 2024	NAA All Cap Value Series	Guggenheim VIF All Cap Value
October 25, 2024	NAA Large Cap Value	Guggenheim Large Cap Value
October 25, 2024	NAA Large Cap Value Series	Guggenheim VIF Large Cap Value
October 25, 2024	NAA Large Core	Guggenheim StylePlus Large Core
October 25, 2024	NAA Large Core Series	Guggenheim VIF StylePlus Large Core
October 25, 2024	NAA Large Growth Series	Guggenheim VIF StylePlus Large Growth
October 25, 2024	NAA Mid Growth	Guggenheim StylePlus Mid Growth
October 25, 2024	NAA Mid Growth Series	Guggenheim VIF StylePlus Mid Growth
October 25, 2024	NAA Opportunity	Guggenheim Alpha Opportunity
October 25, 2024	NAA Small Cap Value Series	Guggenheim VIF Small Cap Value
October 25, 2024	NAA Small Growth Series	Guggenheim VIF StylePlus Small Growth
October 25, 2024	NAA SMid Cap Value	Guggenheim SMid Cap Value
October 25, 2024	NAA Smid-Cap Value Series	Guggenheim VIF SMid Cap Value
October 25, 2024	NAA World Equity Income Series	Guggenheim VIF World Equity Income
November 8, 2024	NAA World Equity Income	Guggenheim World Equity Income
December 31, 2024	Macquarie Asset Strategy	Delaware Ivy Asset Strategy

As a result of restructuring, the following underlying funds that were previously offered are no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in these funds were redeemed and used to purchase shares of the surviving funds as indicated:

Date	Surviving Subaccount	Closed Subaccount
April 26, 2024	Macquarie VIP Global Growth	Delaware VIP Global Equity
October 25, 2024	Fidelity® Advisor Leveraged Company Stock Class M-2	Fidelity® Advisor Leveraged Company Stock Class M-1

During the current year the following subaccounts were liquidated and subsequently reinvested:

Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets ($)
February 15, 2024	American Century International Bond	Invesco V.I. Government Money Market	—
April 30, 2024	Allspring International Equity VT	Rydex VIF Money Market	46,443
April 30, 2024	Delaware VIP Real Estate Securities	Rydex VIF Money Market	17,998
June 17, 2024	DWS Capital Growth VIP	Rydex VIF Money Market	57,913
June 17, 2024	DWS Core Equity VIP	Rydex VIF Money Market	7,741
June 17, 2024	DWS CROCI® U.S. VIP	Rydex VIF Money Market	—
June 17, 2024	DWS Global Small Cap VIP	Rydex VIF Money Market	87,253
June 17, 2024	DWS High Income VIP	Rydex VIF Money Market	37,495
June 17, 2024	DWS International Growth VIP	Rydex VIF Money Market	8,554
June 21, 2024	Redwood Managed Volatility	Rydex VIF Money Market	59,981
August 16, 2024	Guggenheim Long Short Equity	Invesco V.I. Government Money Market	294,555
August 16, 2024	Guggenheim Small Cap Value	Invesco V.I. Government Money Market	48,048
August 16, 2024	Guggenheim VIF Alpha Opportunity	Invesco V.I. Government Money Market	1,424,274
August 16, 2024	Guggenheim VIF Long Short Equity	Invesco V.I. Government Money Market	2,699,260
August 16, 2024	Guggenheim VIF Long Short Equity	Rydex VIF Money Market	893,891
August 16, 2024	Guggenheim VIF Managed Asset Allocation	Invesco V.I. Government Money Market	8,241,751

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets ($)
August 16, 2024	Guggenheim VIF Managed Asset Allocation	Rydex VIF Money Market	282,764
November 8, 2024	BlackRock International Dividend	Invesco V.I. Government Money Market	231,753

The following subaccounts are closed to new investments:

Subaccount
Alger Capital Appreciation
Allspring Growth
Fidelity® Advisor International Capital Appreciation
Invesco Small Cap Growth A
LVIP American Century Mid Cap Value
PGIM Quant Solutions Small-Cap Value
PIMCO VIT Low Duration Administrative
PIMCO VIT Real Return Administrative
Rydex VIF Dow 2x Strategy
Rydex VIF Europe 1.25x Strategy
Rydex VIF Government Long Bond 1.2x Strategy
Rydex VIF Inverse Dow 2x Strategy
Rydex VIF Inverse Government Long Bond Strategy
Rydex VIF Inverse Mid-Cap Strategy
Rydex VIF Inverse NASDAQ-100® Strategy
Rydex VIF Inverse Russell 2000® Strategy
Rydex VIF Inverse S&P 500 Strategy
Rydex VIF Japan 2x Strategy
Rydex VIF Mid-Cap 1.5x Strategy
Rydex VIF NASDAQ-100® 2x Strategy
Rydex VIF Nova
Rydex VIF Russell 2000® 1.5x Strategy
Rydex VIF Russell 2000® 2x Strategy
Rydex VIF S&P 500 2x Strategy
Rydex VIF Strengthening Dollar 2x Strategy
Rydex VIF Weakening Dollar 2x Strategy
Vanguard® VIF Small Company Growth
Victory RS Partners

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2024, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
AB VPS Discovery Value Portfolio	$354,351	$433,687
AB VPS Dynamic Asset Allocation	15,037	62,774
AB VPS Relative Value Portfolio	4,601	13,692
AB VPS Sustainable Global Thematic Growth	4,060	4,952
AFIS Capital World Growth and Income	16,964	12,056
AFIS U.S. Government Securities	300,405	11,966
AFIS Washington Mutual Investors	119,927	143,316
Alger Capital Appreciation (f)	—	25,271
Alger Large Cap Growth	172,260	14,100
Allspring Growth (f)	309,241	171,918
Allspring International Equity VT (e)	902	46,482
Allspring Large Cap Core	238,879	278,099
Allspring Opportunity	129,612	136,974
Allspring Opportunity VT	92,833	175,998
Allspring Small Company Value	588,234	837,756
Allspring VT Discovery All Cap Growth Fund	8,773	2,636
ALPS/Alerian Energy Infrastructure	32,904	56,691
American Century Diversified Bond	60,733	37,127
American Century Equity Income	1,140,544	1,655,904
American Century Heritage	413,567	409,382
American Century International Bond (e)	343	84,450
American Century International Growth	538,278	956,848
American Century Select	358,796	1,026,891
American Century Strategic Allocation: Aggressive	120,528	264,061
American Century Strategic Allocation: Conservative	121,491	259,144
American Century Strategic Allocation: Moderate	331,732	457,627
American Century Ultra®	129,608	99,154
American Funds IS® Asset Allocation	6,815,892	3,035,679
American Funds IS® Capital World Bond	212,051	641,765
American Funds IS® Global Growth	1,277,241	2,447,665
American Funds IS® Global Small Capitalization	353,255	82,833
American Funds IS® Growth	536,770	427,438
American Funds IS® Growth-Income	4,446,258	4,011,842
American Funds IS® International	1,275,651	532,531
American Funds IS® International Growth and Income	66,223	22,201
American Funds IS® Mortgage	6,742	1,063
American Funds IS® New World	762,317	839,474
AMG River Road Mid Cap Value	276,730	313,940
Ariel®	187,105	413,571
Baron Asset	103,963	313,121
BlackRock Advantage Large Cap Core V.I.	851,359	566,775
BlackRock Advantage Small Cap Growth	29,274	58,082

(e)	Liquidation. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
BlackRock Basic Value V.I.	$40,485	$2,360
BlackRock Capital Appreciation V.I.	395,536	154,238
BlackRock Equity Dividend	75,153	93,595
BlackRock Equity Dividend V.I.	2,348,543	2,318,891
BlackRock Global Allocation	20,066	51,171
BlackRock Global Allocation V.I.	368,745	478,641
BlackRock High Yield V.I.	1,554,059	3,341,660
BlackRock International Dividend (e)	36,668	261,393
BlackRock Large Cap Focus Growth V.I.	19,443	1,314,826
BNY Mellon Appreciation	1,684,128	1,513,463
BNY Mellon Dynamic Value	744,953	844,623
BNY Mellon IP MidCap Stock	480,305	379,303
BNY Mellon IP Small Cap Stock Index	1,200,801	1,477,826
BNY Mellon IP Technology Growth	5,150,078	4,668,083
BNY Mellon Opportunistic Midcap Value	481,451	276,843
BNY Mellon Stock Index	44,265	183,143
BNY Mellon VIF Appreciation	1,532,843	2,371,349
Calamos® Growth	695,904	1,464,254
Calamos® Growth and Income	564,658	1,349,724
Calamos® High Income Opportunities	91,718	80,498
ClearBridge Small Cap Growth	—	20,894
ClearBridge Variable Growth (c)	2,513,085	2,071,365
ClearBridge Variable Small Cap Growth	435,355	2,419,110
Delaware VIP Global Equity (d)	5,411	138,939
Delaware VIP Real Estate Securities (e)	1,495	46,018
Dimensional VA Equity Allocation	417,512	264,186
Dimensional VA Global Bond Portfolio	554,618	282,981
Dimensional VA Global Moderate Allocation	15,133	222,703
Dimensional VA International Small Portfolio	774,372	301,207
Dimensional VA International Value Portfolio	870,019	661,095
Dimensional VA Short-Term Fixed Portfolio	2,810,437	770,500
Dimensional VA U.S. Large Value Portfolio	1,989,126	931,289
Dimensional VA U.S. Targeted Value Portfolio	886,697	1,000,744
DWS Capital Growth VIP (e)	4,263	58,034
DWS Core Equity VIP (e)	11,283	123,875
DWS CROCI® U.S. VIP (e)	907,557	964,211
DWS Global Small Cap VIP (e)	4,841	110,203
DWS High Income VIP (e)	4,719	117,591
DWS International Growth VIP (e)	83	9,388
DWS Small Mid Cap Value VIP	26,888	26,279
Eaton Vance VT Floating-Rate Income	1,507,820	953,805
Federated Hermes Corporate Bond	1,754,561	1,279,322
Federated Hermes Fund for U.S. Government Securities II	108,312	517,693
Federated Hermes High Income Bond II	658,318	1,182,083

(c)	Name change. See Note 1.
(d)	Merger. See Note 1.
(e)	Liquidation. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Fidelity® Advisor Dividend Growth	$261,256	$445,960
Fidelity® Advisor International Capital Appreciation (f)	1,037	45,918
Fidelity® Advisor Leveraged Company Stock Class M-1 (d)	16,119	94,116
Fidelity® Advisor Leveraged Company Stock Class M-2 (a)(d)	94,601	168
Fidelity® Advisor New Insights	58,123	62,207
Fidelity® Advisor Real Estate	119,191	249,469
Fidelity® Advisor Stock Selector Mid Cap	83,946	354,187
Fidelity® Advisor Value Strategies	401,488	385,749
Fidelity® VIP Balanced	1,683,406	351,711
Fidelity® VIP Contrafund	3,990,828	3,805,723
Fidelity® VIP Disciplined Small Cap	257,742	154,524
Fidelity® VIP Emerging Markets	744,866	267,095
Fidelity® VIP Equity-Income	2,507,191	794,564
Fidelity® VIP Growth & Income	2,035,620	1,076,477
Fidelity® VIP Growth Opportunities	2,968,832	8,895,601
Fidelity® VIP High Income	312,570	100,630
Fidelity® VIP Index 500	7,014,798	7,967,327
Fidelity® VIP Investment Grade Bond	2,980,722	2,345,317
Fidelity® VIP Mid Cap	993,479	667,844
Fidelity® VIP Overseas	1,565,475	1,086,251
Fidelity® VIP Real Estate	44,439	9,782
Fidelity® VIP Strategic Income	714,299	125,798
Franklin Allocation VIP Fund	42,706	291,450
Franklin DynaTech VIP	—	2,704
Franklin Growth and Income VIP Fund	29,117	8,336
Franklin Income VIP Fund	1,814,106	2,930,605
Franklin Large Cap Growth VIP Fund	3,063	457
Franklin Mutual Global Discovery VIP Fund	1,391,046	1,543,571
Franklin Mutual Shares VIP Fund	1,065	774
Franklin Rising Dividends VIP Fund	229,081	47,699
Franklin Small Cap Value VIP Fund	2,080,752	483,421
Franklin Small-Mid Cap Growth VIP Fund	144,737	689,698
Franklin Strategic Income VIP Fund	219,373	446,778
Franklin U.S. Government Securities VIP Fund	914,401	488,138
Goldman Sachs Emerging Markets Equity	232,435	161,863
Goldman Sachs Government Income	77,388	344,780
Goldman Sachs VIT International Equity Insights	46,254	24,407
Goldman Sachs VIT Large Cap Value	165,248	360
Goldman Sachs VIT Mid Cap Growth Fund	32,475	7,327
Goldman Sachs VIT Mid Cap Value	385,799	337,889
Goldman Sachs VIT Small Cap Equity Insights	118,161	121,534
Goldman Sachs VIT Strategic Growth	21,706	123,067
Guggenheim Core Bond	476,485	693,868
Guggenheim Floating Rate Strategies	217,385	251,597

(a)	New subaccount. See Note 1.
(d)	Merger. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim High Yield	$365,325	$395,505
Guggenheim Long Short Equity (e)	3,827	367,388
Guggenheim Macro Opportunities	8,947	242
Guggenheim Managed Futures Strategy	765	2,544
Guggenheim Multi-Hedge Strategies	792	4,664
Guggenheim Small Cap Value (e)	749	56,272
Guggenheim Total Return Bond	84,785	233,319
Guggenheim VIF Alpha Opportunity (e)	196,294	2,007,940
Guggenheim VIF Floating Rate Strategies	1,627,801	2,161,056
Guggenheim VIF Global Managed Futures Strategy	769,282	164,239
Guggenheim VIF High Yield	1,822,064	3,151,928
Guggenheim VIF Long Short Equity (e)	394,486	6,768,677
Guggenheim VIF Managed Asset Allocation (e)	702,062	9,776,510
Guggenheim VIF Multi-Hedge Strategies	499,133	2,208,549
Guggenheim VIF Total Return Bond	7,702,545	6,345,503
Invesco American Franchise	111,646	506,985
Invesco Comstock	1,080,513	1,425,947
Invesco Developing Markets	38,632	28,711
Invesco Discovery	37,920	24,919
Invesco Discovery Mid Cap Growth	144,004	250,283
Invesco Energy	4,944	28,877
Invesco Equity and Income	903,969	1,242,919
Invesco Global	73,770	106,077
Invesco Gold & Special Minerals	3,337	6,280
Invesco Main Street Mid Cap	179,512	277,154
Invesco Oppenheimer V.I. International Growth Fund	24,923	115,366
Invesco Small Cap Growth (f)	—	310,025
Invesco Technology	306,990	276,833
Invesco V.I. American Franchise Series I	75,435	798,871
Invesco V.I. American Franchise Series II	—	492
Invesco V.I. American Value	1,401,792	713,610
Invesco V.I. Balanced-Risk Allocation	37,759	876
Invesco V.I. Comstock	16,725,099	3,405,257
Invesco V.I. Core Equity	100,139	1,133,416
Invesco V.I. Core Plus Bond	1,353,533	1,971,884
Invesco V.I. Discovery Mid Cap Growth	1,235,350	672,377
Invesco V.I. Equally-Weighted S&P 500	1,186,269	397,286
Invesco V.I. Equity and Income	704,243	2,774,240
Invesco V.I. EVQ International Equity Fund	2,121,650	5,793,081
Invesco V.I. Global	562,364	1,008,037
Invesco V.I. Global Core Equity	867	117
Invesco V.I. Global Real Estate Series I	1,424,883	1,559,152
Invesco V.I. Global Real Estate Series II	2,721	29,155
Invesco V.I. Global Strategic Income	196,064	21,803
Invesco V.I. Government Money Market	19,671,347	14,573,347

(e)	Liquidation. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Invesco V.I. Government Securities	$1,840,102	$1,821,148
Invesco V.I. Growth and Income	4,978	4,055
Invesco V.I. Health Care Series I	1,103,111	1,674,237
Invesco V.I. Health Care Series II	—	109,994
Invesco V.I. Main Street Mid Cap Fund®	3,047,361	2,661,553
Invesco V.I. Main Street Small Cap Fund®	3,205,387	4,048,980
Invesco V.I. Small Cap Equity	24,215	109,459
Invesco Value Opportunities	235,902	616,392
Janus Henderson Adaptive Risk Managed U.S. Equity	39,815	169,119
Janus Henderson Mid Cap Value	5,298	30,245
Janus Henderson Overseas	202,488	814,753
Janus Henderson VIT Enterprise	4,700,021	6,523,977
Janus Henderson VIT Mid Cap Value	39,275	110,080
Janus Henderson VIT Overseas	32,332	17,289
Janus Henderson VIT Research	2,746,998	3,193,704
Lord Abbett Series Bond-Debenture VC	1,525,282	1,549,238
Lord Abbett Series Developing Growth VC	815,615	286,685
Lord Abbett Series Dividend Growth VC	18,919	2,366
Lord Abbett Series Growth Opportunities VC	—	325
Lord Abbett Series Mid Cap Stock VC	8,064	6,138
Lord Abbett Series Total Return VC	54,019	50,817
LVIP American Century Disciplined Core Value (c)	1,793	55,868
LVIP American Century Inflation Protection (c)	122,827	334,542
LVIP American Century International (c)	807	12,345
LVIP American Century Mid Cap Value (c)(f)	449,025	791,612
LVIP American Century Ultra (c)	3,598,809	7,321,532
LVIP American Century Value (c)	3,136,235	8,655,086
LVIP JPMorgan Core Bond Fund	801,431	353,722
LVIP JPMorgan Small Cap Core Fund	177,572	2,443
LVIP JPMorgan US Equity Fund	17,705	17,199
Macquarie Asset Strategy (c)	61,973	65,340
Macquarie VIP Asset Strategy (c)	91,557	234,554
Macquarie VIP Balanced (c)	1,663	9,496
Macquarie VIP Core Equity (c)	26,338	23,172
Macquarie VIP Energy (c)	74,997	66,901
Macquarie VIP Global Growth (c)	137,178	56,248
Macquarie VIP Growth (c)	66,230	203,828
Macquarie VIP High Income (c)	94,231	98,049
Macquarie VIP International Core Equity (c)	187,196	170,037
Macquarie VIP Limited-Term Bond Series (c)	966	285
Macquarie VIP Mid Cap Growth (c)	17,260	43,040
Macquarie VIP Natural Resources (c)	12,161	25,682
Macquarie VIP Science And Technology (c)	24,563	54,258
Macquarie VIP Small Cap Growth (c)	7,827	141,044
Macquarie VIP Smid Cap Core (c)	41,767	134,068

(c)	Name change. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Macquarie VIP Value (c)	$20,154	$153,610
MFS® VIT Emerging Markets Equity	47,750	8,628
MFS® VIT Global Tactical Allocation	45	1,005
MFS® VIT II MA Investors Growth Stock	38,188	18,442
MFS® VIT II Research International	1,407,800	1,635,347
MFS® VIT International Intrinsic Value	99,321	215,765
MFS® VIT Investors Trust	11,607	7,473
MFS® VIT New Discovery	—	66,662
MFS® VIT Research	3,021	2,481
MFS® VIT Total Return	1,421,453	1,826,971
MFS® VIT Total Return Bond	33,682	24,836
MFS® VIT Utilities	1,956,849	2,422,126
Morgan Stanley VIF Emerging Markets Debt	377,654	124,012
Morgan Stanley VIF Emerging Markets Equity	367,478	964,786
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	325,706	75,582
Morningstar Balanced ETF Asset Allocation Portfolio	4,176,975	1,220,313
Morningstar Conservative ETF Asset Allocation Portfolio	367,425	290,212
Morningstar Growth ETF Asset Allocation Portfolio	253,323	2,998,033
Morningstar Income and Growth ETF Asset Allocation Portfolio	317,341	371,235
NAA All Cap Value Series (c)	1,556,312	4,039,985
NAA Large Cap Value (c)	179,974	138,508
NAA Large Cap Value Series (c)	3,897,282	4,111,069
NAA Large Core (c)	483,411	432,084
NAA Large Core Series (c)	3,243,665	3,080,652
NAA Large Growth Series (c)	1,462,942	2,586,461
NAA Mid Growth (c)	195,546	307,541
NAA Mid Growth Series (c)	901,030	2,970,959
NAA Opportunity (c)	1,640	9,315
NAA Small Cap Value Series (c)	1,557,264	7,158,241
NAA Small Growth Series (c)	272,668	793,854
NAA SMid Cap Value (c)	1,157,439	1,567,614
NAA Smid-Cap Value Series (c)	3,837,868	10,687,271
NAA World Equity Income (c)	537,316	683,889
NAA World Equity Income Series (c)	1,314,461	2,385,341
Neuberger Berman AMT Sustainable Equity I	351,748	1,027,041
Neuberger Berman AMT Sustainable Equity S	1,582,581	910,573
Neuberger Berman Core Bond	645,936	358,156
Neuberger Berman Large Cap Value	75,615	328,702
Neuberger Berman Sustainable Equity	196,494	324,658
North Square Spectrum Alpha	78	41
Northern Global Tactical Asset Allocation	9,338	16,441
Northern Large Cap Core	15,580	2,027
Northern Large Cap Value	85,197	254,711
PGIM Focused Growth	123,696	500,717
PGIM Jennison Mid-Cap Growth	107,445	49,599
PGIM Jennison Natural Resources	1,442	24,434

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
PGIM Jennison Small Company	$22,789	$149,920
PGIM Quant Solutions Small-Cap Value (f)	29,594	62,274
PIMCO All Asset	10,270	46,330
PIMCO CommodityRealReturn Strategy	15,945	25,343
PIMCO Emerging Markets Bond	27,292	10,059
PIMCO High Yield	182,391	284,227
PIMCO International Bond (U.S. Dollar-Hedged)	664,069	833,594
PIMCO Low Duration	10,151	98,479
PIMCO Real Return	68,189	173,854
PIMCO StocksPLUS® Small Fund	58,811	49,533
PIMCO Total Return	117,770	330,679
PIMCO VIT All Asset Administrative	391,833	1,013,007
PIMCO VIT All Asset Advisor	67,768	65,634
PIMCO VIT CommodityRealReturn Strategy Administrative	485,787	1,645,078
PIMCO VIT CommodityRealReturn Strategy Advisor	103,767	67,968
PIMCO VIT Emerging Markets Bond	1,286,675	1,450,710
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	507	40,003
PIMCO VIT Global Managed Asset Allocation	14,374	62,123
PIMCO VIT High Yield	149,843	137,152
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	2,102,452	3,504,851
PIMCO VIT International Bond Portfolio (Unhedged)	140,908	19,348
PIMCO VIT Low Duration Administrative (f)	4,291,706	10,256,785
PIMCO VIT Low Duration Advisor	47,356	20,654
PIMCO VIT Real Return Administrative (f)	3,447,796	5,031,593
PIMCO VIT Real Return Advisor	73,402	275,817
PIMCO VIT Short-Term	8,352,937	6,270,016
PIMCO VIT Total Return Administrative	2,073,248	2,670,937
PIMCO VIT Total Return Advisor	3,566,940	4,837,703
Pioneer Bond VCT	25,712	83,508
Pioneer Equity Income VCT	3,117	227
Pioneer High Yield VCT	36,827	207
Pioneer Strategic Income	8,010	14,232
Pioneer Strategic Income VCT	708,533	217,597
Putnam VT Core Equity Fund	423,941	29,677
Putnam VT Diversified Income	9,311	7,077
Putnam VT Global Asset Allocation	879,419	63,096
Putnam VT High Yield	109,982	113,373
Putnam VT Income	2,578	3,990
Putnam VT Large Cap Growth Fund	112,529	82,908
Putnam VT Large Cap Value	322,986	356,943
Putnam VT Small Cap Growth	272,135	294,102
Putnam VT Small Cap Value	92,915	359,990
Redwood Managed Volatility (e)	12,962	60,383
Royce Micro-Cap	1,036,137	590,702
Royce Small-Cap Opportunity	479,012	1,009,811

(e)	Liquidation. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Royce Small-Cap Value	$107,979	$217,127
Rydex VIF Banking	155,014	274,021
Rydex VIF Basic Materials	406,016	684,024
Rydex VIF Biotechnology	672,531	678,348
Rydex VIF Commodities Strategy	71,767	417,851
Rydex VIF Consumer Products	74,958	309,925
Rydex VIF Dow 2x Strategy (f)	3,964,546	4,216,697
Rydex VIF Electronics	55,352	349,325
Rydex VIF Energy	3,515,611	3,722,617
Rydex VIF Energy Services	231,135	522,129
Rydex VIF Europe 1.25x Strategy (f)	190,455	383,607
Rydex VIF Financial Services	174,986	268,755
Rydex VIF Government Long Bond 1.2x Strategy (f)	10,986,246	11,013,657
Rydex VIF Health Care	417,825	517,628
Rydex VIF High Yield Strategy	175,604	18,480
Rydex VIF Internet	82,852	148,860
Rydex VIF Inverse Dow 2x Strategy (f)	26,833	9,691
Rydex VIF Inverse Government Long Bond Strategy (f)	134,401	139,779
Rydex VIF Inverse Mid-Cap Strategy (f)	9,737	13,523
Rydex VIF Inverse NASDAQ-100® Strategy (f)	1,828,883	1,807,129
Rydex VIF Inverse Russell 2000® Strategy (f)	52,431	49,741
Rydex VIF Inverse S&P 500 Strategy (f)	490,134	487,787
Rydex VIF Japan 2x Strategy (f)	33,575	64,276
Rydex VIF Leisure	32,154	116,731
Rydex VIF Mid-Cap 1.5x Strategy (f)	36,787	169,406
Rydex VIF Money Market	56,561,327	56,748,789
Rydex VIF NASDAQ-100®	87,342,403	88,994,902
Rydex VIF NASDAQ-100® 2x Strategy (f)	97,392,388	101,761,130
Rydex VIF Nova (f)	1,017,774	1,555,834
Rydex VIF Precious Metals	10,606,983	10,939,959
Rydex VIF Real Estate	52,951	316,941
Rydex VIF Retailing	57,670	178,770
Rydex VIF Russell 2000® 1.5x Strategy (f)	241,591	326,856
Rydex VIF Russell 2000® 2x Strategy (f)	80,492,578	77,440,310
Rydex VIF S&P 500 2x Strategy (f)	10,177,836	12,336,722
Rydex VIF S&P 500 Pure Growth	6,000,103	6,150,157
Rydex VIF S&P 500 Pure Value	1,912,224	2,202,976
Rydex VIF S&P MidCap 400 Pure Growth	1,961,831	2,301,889
Rydex VIF S&P MidCap 400 Pure Value	955,956	792,044
Rydex VIF S&P SmallCap 600 Pure Growth	6,139,252	6,243,865
Rydex VIF S&P SmallCap 600 Pure Value	5,802,838	5,737,977
Rydex VIF Strengthening Dollar 2x Strategy (f)	57,845	60,809
Rydex VIF Technology	4,771,660	5,235,057
Rydex VIF Telecommunications	22,210	104,456
Rydex VIF Transportation	199,258	372,204

(e)	Liquidation. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Rydex VIF Utilities	$736,987	$903,625
Rydex VIF Weakening Dollar 2x Strategy (f)	44,831	59,269
T. Rowe Price Blue Chip Growth	719,596	650,263
T. Rowe Price Capital Appreciation	863,685	1,397,546
T. Rowe Price Equity Income	188,912	37,619
T. Rowe Price Growth Stock	677,331	918,094
T. Rowe Price Health Sciences	1,709,805	1,630,277
T. Rowe Price Limited-Term Bond	163,940	213,805
T. Rowe Price Retirement 2010	64	22
T. Rowe Price Retirement 2015	42,989	2,864
T. Rowe Price Retirement 2020	7,211	1,527
T. Rowe Price Retirement 2025	5,029	40,017
T. Rowe Price Retirement 2030	12,673	82,652
T. Rowe Price Retirement 2035	7,975	742
T. Rowe Price Retirement 2040	25,566	25,009
T. Rowe Price Retirement 2045	1,254	168
T. Rowe Price Retirement 2050	293	17
T. Rowe Price Retirement 2055	1,727	596
T. Rowe Price Retirement Balanced	3,480	65,666
Templeton Developing Markets VIP Fund	2,032,700	2,748,316
Templeton Foreign VIP Fund	199,401	615,257
Templeton Global Bond VIP Fund	162,301	78,428
Templeton Growth VIP Fund	56	4,292
Third Avenue Value	164,950	8,028
TOPS® Aggressive Growth ETF	14,699	609
TOPS® Balanced ETF	20,679	75,789
TOPS® Conservative ETF	266,662	36,764
TOPS® Growth ETF	4,980	5,441
TOPS® Moderate Growth ETF	616,386	12,252
VanEck VIP Global Gold	1,046,920	300,785
VanEck VIP Global Resources	103,043	23,301
Vanguard® VIF Balanced	3,117,597	996,798
Vanguard® VIF Capital Growth	1,089,892	344,217
Vanguard® VIF Conservative Allocation	2,800,248	1,172,749
Vanguard® VIF Diversified Value	981,696	418,590
Vanguard® VIF Equity Income	745,092	777,364
Vanguard® VIF Equity Index	2,232,680	3,792,683
Vanguard® VIF Global Bond Index	1,751,852	44,351
Vanguard® VIF Growth	305,868	192,858
Vanguard® VIF High Yield Bond	792,836	324,018
Vanguard® VIF International	932,695	1,118,058
Vanguard® VIF Mid-Cap Index	1,059,430	1,012,027
Vanguard® VIF Moderate Allocation	2,050,314	1,069,137
Vanguard® VIF Real Estate Index	663,312	283,611
Vanguard® VIF Short Term Investment Grade	4,229,675	2,600,577
Vanguard® VIF Small Company Growth (f)	970	64,089

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Vanguard® VIF Total Bond Market Index	$6,265,977	$2,661,248
Vanguard® VIF Total International Stock Market Index	3,269,370	1,863,499
Vanguard® VIF Total Stock Market Index	14,081,685	2,879,960
Victory RS Partners (f)	29,519	35,504
Victory RS Science and Technology	53,762	133,942
Victory RS Value	213,186	224,942
Virtus Ceredex Mid Cap Value Equity	14,256	24,470
Virtus Duff & Phelps Real Estate Securities Series	101,479	8,224
Virtus KAR Small-Cap Growth Series	188,051	375,782
Virtus Newfleet Multi-Sector Intermediate Bond Series	188,290	10,443
Virtus SGA International Growth Series	8,806	8,298
Virtus Tactical Allocation Series (c)	46,332	48,211
Voya MidCap Opportunities Portfolio	—	38,204
VY CBRE Global Real Estate Portfolio	90,201	3,386
VY CBRE Real Estate Portfolio	31,161	33,523
Western Asset Variable Global High Yield Bond	97,622	363,749

(c)	Name change. See Note 1.
(f)	Closed to new investments. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2024 by subaccount are as follows:

Subaccount	Annuity Assets
AB VPS Discovery Value Portfolio	$75,200
AB VPS Relative Value Portfolio	93,018
AB VPS Sustainable Global Thematic Growth	142,561
AFIS Capital World Growth and Income	20,574
AFIS Washington Mutual Investors	7,494
Alger Large Cap Growth	149,637
Allspring Small Company Value	2,677
American Funds IS® Capital World Bond	35,223

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount (continued)	Annuity Assets
American Funds IS® Global Small Capitalization	$16,794
American Funds IS® Growth	195,676
American Funds IS® Growth-Income	140,607
American Funds IS® International	136,039
American Funds IS® International Growth and Income	32,404
American Funds IS® New World	202,897
Ariel®	3,926
BlackRock Equity Dividend V.I.	81,269
BlackRock Global Allocation V.I.	71,814
BlackRock High Yield V.I.	150,420
BNY Mellon Appreciation	8,479
BNY Mellon Dynamic Value	10,447
BNY Mellon IP Small Cap Stock Index	241,814
BNY Mellon IP Technology Growth	154,385
ClearBridge Variable Small Cap Growth	25,099
Dimensional VA Equity Allocation	16,931
Dimensional VA Global Bond Portfolio	102,292
Dimensional VA Global Moderate Allocation	65,257
Dimensional VA International Small Portfolio	123,001
Dimensional VA International Value Portfolio	714,654
Dimensional VA Short-Term Fixed Portfolio	107,458
Dimensional VA U.S. Large Value Portfolio	356,455
Dimensional VA U.S. Targeted Value Portfolio	689,594
Eaton Vance VT Floating-Rate Income	141,515
Federated Hermes Corporate Bond	4,167
Federated Hermes Fund for U.S. Government Securities II	135,177
Federated Hermes High Income Bond II	16,794
Fidelity® Advisor International Capital Appreciation	1,879
Fidelity® Advisor Real Estate	1,534
Fidelity® VIP Balanced	593,642
Fidelity® VIP Contrafund	52,347
Fidelity® VIP Disciplined Small Cap	292,271
Fidelity® VIP Emerging Markets	95,614
Fidelity® VIP Growth & Income	113,535
Fidelity® VIP Growth Opportunities	212,282
Fidelity® VIP High Income	111,373
Fidelity® VIP Index 500	811,727
Fidelity® VIP Investment Grade Bond	205,692
Fidelity® VIP Mid Cap	32,502
Fidelity® VIP Overseas	4,758
Fidelity® VIP Real Estate	36,284
Fidelity® VIP Strategic Income	585,587
Franklin DynaTech VIP	18,703
Franklin Income VIP Fund	107,106
Franklin Mutual Global Discovery VIP Fund	18,902
Franklin Small Cap Value VIP Fund	28,943
Franklin Small-Mid Cap Growth VIP Fund	3,591
Franklin Strategic Income VIP Fund	81,029
Franklin U.S. Government Securities VIP Fund	17,142
Goldman Sachs VIT International Equity Insights	40,481
Goldman Sachs VIT Small Cap Equity Insights	58,596

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount (continued)	Annuity Assets
Guggenheim VIF Floating Rate Strategies	$209,487
Guggenheim VIF Global Managed Futures Strategy	55,242
Guggenheim VIF High Yield	181,618
Guggenheim VIF Multi-Hedge Strategies	18,814
Guggenheim VIF Total Return Bond	296,882
Invesco Oppenheimer V.I. International Growth Fund	38,815
Invesco Small Cap Growth	2,347
Invesco V.I. American Value	66,526
Invesco V.I. Comstock	2,027
Invesco V.I. Core Plus Bond	26,844
Invesco V.I. Discovery Mid Cap Growth	1,636
Invesco V.I. Equally-Weighted S&P 500	39,838
Invesco V.I. Equity and Income	16
Invesco V.I. EVQ International Equity Fund	13,253
Invesco V.I. Global Core Equity	48,513
Invesco V.I. Global Real Estate Series I	2,640
Invesco V.I. Global Real Estate Series II	21,397
Invesco V.I. Government Money Market	187,179
Invesco V.I. Government Securities	40,048
Invesco V.I. Main Street Mid Cap Fund®	3,227
Invesco V.I. Main Street Small Cap Fund®	91,544
Invesco V.I. Small Cap Equity	18,310
Janus Henderson Overseas	1,301
Janus Henderson VIT Enterprise	100,374
Janus Henderson VIT Mid Cap Value	18,572
Janus Henderson VIT Overseas	94,579
Janus Henderson VIT Research	27,585
Lord Abbett Series Bond-Debenture VC	168,093
Lord Abbett Series Growth Opportunities VC	3,292
LVIP American Century Disciplined Core Value	65,707
LVIP American Century Inflation Protection	83,251
LVIP American Century Mid Cap Value	11,948
LVIP American Century Ultra	64,084
LVIP American Century Value	33,134
LVIP JPMorgan Core Bond Fund	132,491
LVIP JPMorgan US Equity Fund	127,552
Macquarie VIP Energy	1,782
Macquarie VIP Global Growth	89,433
Macquarie VIP High Income	15,149
Macquarie VIP International Core Equity	14,877
Macquarie VIP Mid Cap Growth	29,197
Macquarie VIP Science And Technology	33,281
Macquarie VIP Small Cap Growth	48,576
MFS® VIT Emerging Markets Equity	6,183
MFS® VIT II Research International	5,385
MFS® VIT Investors Trust	29,842
MFS® VIT Research	44,105
MFS® VIT Total Return	143,325
MFS® VIT Utilities	7,871
Morgan Stanley VIF Emerging Markets Equity	43,300
Morningstar Balanced ETF Asset Allocation Portfolio	87,646

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount (continued)	Annuity Assets
Morningstar Conservative ETF Asset Allocation Portfolio	$364,349
NAA Large Cap Value Series	25,112
NAA Large Core Series	1,234
NAA Large Growth Series	1,289
NAA Mid Growth Series	42,178
NAA Small Cap Value Series	76,153
NAA Small Growth Series	29,157
NAA Smid-Cap Value Series	69,355
NAA World Equity Income Series	2,880
Neuberger Berman AMT Sustainable Equity I	53,290
PIMCO High Yield	1,117
PIMCO International Bond (U.S. Dollar-Hedged)	1,290
PIMCO VIT All Asset Administrative	2,719
PIMCO VIT All Asset Advisor	119,092
PIMCO VIT CommodityRealReturn Strategy Administrative	40,642
PIMCO VIT Emerging Markets Bond	6,435
PIMCO VIT High Yield	6,755
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	8,397
PIMCO VIT Low Duration Administrative	14,724
PIMCO VIT Low Duration Advisor	6,298
PIMCO VIT Real Return Administrative	4,384
PIMCO VIT Real Return Advisor	43,669
PIMCO VIT Short-Term	231,931
PIMCO VIT Total Return Administrative	4,957
PIMCO VIT Total Return Advisor	1,478,125
Putnam VT Large Cap Growth Fund	101,060
Putnam VT Large Cap Value	122,512
Royce Micro-Cap	24,582
Rydex VIF Banking	21,002
Rydex VIF Biotechnology	49,605
Rydex VIF Energy	78,820
Rydex VIF Health Care	36,770
Rydex VIF Inverse Dow 2x Strategy	1
Rydex VIF Inverse Mid-Cap Strategy	14
Rydex VIF Inverse NASDAQ-100® Strategy	5
Rydex VIF Inverse Russell 2000® Strategy	3,544
Rydex VIF Inverse S&P 500 Strategy	19
Rydex VIF Japan 2x Strategy	164
Rydex VIF Mid-Cap 1.5x Strategy	2,967
Rydex VIF Money Market	1,736,633
Rydex VIF Precious Metals	60,279
Rydex VIF Real Estate	30,588
Rydex VIF Retailing	1,936
Rydex VIF Russell 2000® 1.5x Strategy	1,868
Rydex VIF S&P 500 Pure Growth	33,303
Rydex VIF S&P 500 Pure Value	104,152
Rydex VIF S&P MidCap 400 Pure Growth	4,064
Rydex VIF S&P MidCap 400 Pure Value	3,992
Rydex VIF S&P SmallCap 600 Pure Growth	3,849
Rydex VIF S&P SmallCap 600 Pure Value	2,894
Rydex VIF Technology	50,096

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount (continued)	Annuity Assets
Rydex VIF Utilities	$48,736
T. Rowe Price Blue Chip Growth	183,754
T. Rowe Price Equity Income	218,718
T. Rowe Price Growth Stock	24,374
T. Rowe Price Health Sciences	38,794
Templeton Developing Markets VIP Fund	30,654
Templeton Foreign VIP Fund	17,251
Templeton Global Bond VIP Fund	6,832
TOPS® Conservative ETF	471,318
Vanguard® VIF Balanced	698,281
Vanguard® VIF Capital Growth	55,802
Vanguard® VIF Conservative Allocation	991,487
Vanguard® VIF Diversified Value	380,074
Vanguard® VIF Equity Income	581,136
Vanguard® VIF Equity Index	2,455,330
Vanguard® VIF Global Bond Index	36,700
Vanguard® VIF Growth	444,294
Vanguard® VIF High Yield Bond	174,045
Vanguard® VIF International	1,687,345
Vanguard® VIF Mid-Cap Index	1,026,381
Vanguard® VIF Moderate Allocation	2,090,356
Vanguard® VIF Real Estate Index	352,874
Vanguard® VIF Short Term Investment Grade	513,522
Vanguard® VIF Small Company Growth	46,864
Vanguard® VIF Total Bond Market Index	3,214,204
Vanguard® VIF Total International Stock Market Index	952,096
Vanguard® VIF Total Stock Market Index	3,588,499
Victory RS Science and Technology	5,106
Virtus Duff & Phelps Real Estate Securities Series	17,461
Virtus KAR Small-Cap Growth Series	22,117
Virtus Newfleet Multi-Sector Intermediate Bond Series	176,138
Voya MidCap Opportunities Portfolio	17,888
VY CBRE Global Real Estate Portfolio	22,230
Western Asset Variable Global High Yield Bond	17,280

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2024.

Segment Disclosures

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is Brian Beckett, Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statements of Net Assets as “Net Assets” and significant segment expenses are listed on the accompanying Statements of Operations and Change in Net Assets.

2. Variable Annuity Contract Charges

AdvanceDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 1.20% of the average daily net assets. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of operations and change in net assets under Mortality and expense risk and administrative charges line item.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of operations and change in net assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•

Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.45% of the contract value. For contracts issued prior to June 19, 2006, maximum rider charge is 1% and for contracts issued prior to February 10 2010, maximum rider charge is 1.60%.

AdvisorDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.85% of the average daily net assets. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value. The amount of these charges differs by Subaccount and ranges from 0.25% to 0.60%, as indicated in the below table:

Administrative Charge	Subaccount
0.25%	NAA All Cap Value Series NAA Large Cap Value Series NAA Small Cap Value Series NAA SMid Cap Value Series NAA Mid Growth Series NAA World Equity Income Series
0.35%	Invesco V.I. EVQ International Equity Fund Invesco V.I. Mid Cap Core Equity
0.40%	Invesco Oppenheimer V.I. Main Street Small Cap Fund
0.45%	Guggenheim VIF Long Short Equity Guggenheim VIF Multi-Hedge Strategies Invesco V.I. Government Securities each Rydex VIF Subaccounts

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

0.50%	Federated Hermes High Income Bond II Fidelity VIP Contrafund Fidelity VIP Growth Opportunities Fidelity VIP Investment Grade Bond
0.55%	Fidelity VIP Index 500 PIMCO VIT Low Duration PIMCO VIT Real Return PIMCO VIT Total Return Wells Fargo Opportunity VT
0.60%

Federated Hermes Fund for U.S. Government Securities II

Franklin Small-Mid Cap Growth VIP Fund

Invesco V.I. American Franchise

Neuberger Berman AMT Sustainable Equity

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

These charges are presented as expenses on the statements of operations and change in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of operations and change in net assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administrative fee of $30 at each contract anniversary, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 2% of the contract value.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Security Benefit Advisor

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.75% of the average daily net asset value. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net assets value.

These charges are presented as expenses on the statements of operations and change in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of operations and change in net assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $25,000, SBL deducts an additional 0.15% above the minimum annual rate of 0.75%, as a contract level deduction for mortality and expense risk.

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

EliteDesigns

Mortality and Expense Risk Charge: The EliteDesigns and EliteDesigns II mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.00% to 1.20% of the average daily net assets. EliteDesigns: If the net asset value of an individual contract is less than $500,000, SBL deducts a mortality and expense risk charge of 0.20%. If the net asset value of an individual contract is greater than $500,000, no mortality and expense risk charge is deducted. EliteDesigns II: Prior to December 2, 2021, SBL deducted a mortality an expense risk charge of 1.20%. After December 2, 2021, If the net asset value of an individual contract is less than $500,000, SBL deducts a mortality and expense risk charge of 1.20%. If the net asset value of an individual contract is greater than $500,000, SBL deducts a mortality and expense risk charge of 1.00. All contracts, once annuitized, will be assessed with a mortality and expense risk charge of 0.30% annually of the average daily net assets.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value. The amount of these charges differs by Subaccount and ranges from 0.25% to 0.65%, as indicated in the below table:

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Administrative Charge	Product	Subaccount
0.65%	EliteDesigns II

Dimensional VA Equity Allocation

Dimensional VA Global Bond Portfolio

Dimensional VA Global Moderate Allocation

Dimensional VA International Small Portfolio

Dimensional VA International Value Portfolio

Dimensional VA Short-Term Fixed Portfolio

Dimensional VA U.S. Large Value Portfolio

Dimensional VA U.S. Targeted Value Portfolio

Vanguard® VIF Balanced

Vanguard® VIF Capital Growth

Vanguard® VIF Conservative Allocation

Vanguard® VIF Diversified Value

Vanguard® VIF Equity Income

Vanguard® VIF Equity Index

Vanguard® VIF Global Bond Index

Vanguard® VIF Growth

Vanguard® VIF High Yield Bond

Vanguard® VIF International

Vanguard® VIF Mid-Cap Index

Vanguard® VIF Moderate Allocation

Vanguard® VIF Real Estate Index

Vanguard® VIF Short Term Investment Grade

Vanguard® VIF Small Company Growth

Vanguard® VIF Total Bond Market Index

Vanguard® VIF Total International Stock Market Index

Vanguard® VIF Total Stock Market Index

0.25%	EliteDesigns and EliteDesigns II	All other subaccounts

These charges are presented as expenses on the statements of operations and change in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to affect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of operations and change in net assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Contingent Deferred Sales Charge (CDSC): For EliteDesigns with a 5 year contract rider, SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 5% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first five years of the contract. For EliteDesigns with a 0 year contract rider and EliteDesigns II contract, SBL does not deduct any CDSC throughout the life of the contract.

•	Rider Charge: SBL deducts an amount for each optional rider, equal to a percentage of the contract value, not to exceed a total charge of 1.25% of the contract value.

SecureDesigns

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.60% of the average daily net asset. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of operations and change in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Contract owner maintenance charges presented as a decrease in units on the statements of operations and change in net assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 2.00% of the contract value.

Valuebuilder

Mortality and Expense Risk Charge: For NEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% of the average daily net asset value to contracts with $25,000 or more and 0.90% of the average daily net asset value to contracts with less than $25,000. For NEA Valuebuilder – RID contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.10% of the average daily net asset value. For AEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.95% of the average daily net asset value to contracts with $25,000 or more and 1.10% of the average daily net asset value to contracts with less than $25,000. During the annuity period mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% of the average daily net asset value for certain annuity options.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of operations and change in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of operations and change in net assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

•	Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2024 and 2023, were as follows:

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio	17,497	(27,508)	(10,011)	19,776	(95,799)	(76,023)
AB VPS Dynamic Asset Allocation	2,655	(5,932)	(3,277)	2,259	(27,952)	(25,693)
AB VPS Relative Value Portfolio	120	(557)	(437)	233	(5,629)	(5,396)
AB VPS Sustainable Global Thematic Growth	355	(210)	145	273	(244)	29
AFIS Capital World Growth and Income	1,328	(788)	540	246	(1,095)	(849)
AFIS U.S. Government Securities	37,569	(1,397)	36,172	34,942	(40,589)	(5,647)
AFIS Washington Mutual Investors	7,450	(7,361)	89	10,205	(2,630)	7,575
Alger Capital Appreciation(f)	233	(846)	(613)	8,711	(10,747)	(2,036)
Alger Large Cap Growth	11,501	(1,023)	10,478	21,345	(24,133)	(2,788)
Allspring Growth(f)	3,763	(5,956)	(2,193)	2,247	(3,314)	(1,067)
Allspring International Equity VT(e)	47	(4,691)	(4,644)	137	—	137
Allspring Large Cap Core	8,452	(13,662)	(5,210)	4,187	(6,540)	(2,353)
Allspring Opportunity	3,989	(5,461)	(1,472)	1,883	(6,136)	(4,253)
Allspring Opportunity VT	1,168	(6,517)	(5,349)	1,731	(4,064)	(2,333)
Allspring Small Company Value	28,257	(59,556)	(31,299)	86,531	(35,911)	50,620
Allspring VT Discovery All Cap Growth Fund	247	(17)	230	260	(1,376)	(1,116)
ALPS/Alerian Energy Infrastructure	2,007	(4,658)	(2,651)	3,036	(4,318)	(1,282)
American Century Diversified Bond	8,372	(5,153)	3,219	16,594	(3,750)	12,844
American Century Equity Income	25,778	(73,825)	(48,047)	28,969	(75,073)	(46,104)
American Century Heritage	5,606	(13,994)	(8,388)	9,025	(13,040)	(4,015)
American Century International Bond(e)	120	(17,188)	(17,068)	16,857	(2,727)	14,130
American Century International Growth	64,004	(86,719)	(22,715)	37,161	(84,143)	(46,982)
American Century Select	14,095	(41,613)	(27,518)	34,108	(24,900)	9,208
American Century Strategic Allocation: Aggressive	5,363	(16,192)	(10,829)	6,320	(2,840)	3,480
American Century Strategic Allocation: Conservative	8,793	(22,597)	(13,804)	2,391	(13,519)	(11,128)

(e)	Liquidation. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century Strategic Allocation: Moderate	18,747	(30,692)	(11,945)	18,711	(40,278)	(21,567)
American Century Ultra®	3,133	(2,368)	765	2,049	(2,798)	(749)
American Funds IS® Asset Allocation	411,627	(201,268)	210,359	168,614	(291,045)	(122,431)
American Funds IS® Capital World Bond	37,316	(97,479)	(60,163)	26,745	(54,124)	(27,379)
American Funds IS® Global Growth	59,797	(126,746)	(66,949)	52,594	(54,148)	(1,554)
American Funds IS® Global Small Capitalization	28,502	(7,198)	21,304	9,841	(3,179)	6,662
American Funds IS® Growth	18,861	(14,190)	4,671	42,781	(41,045)	1,736
American Funds IS® Growth-Income	177,257	(182,675)	(5,418)	233,619	(344,663)	(111,044)
American Funds IS® International	148,796	(52,372)	96,424	183,848	(173,575)	10,273
American Funds IS® International Growth and Income	7,288	(2,193)	5,095	29,794	(7,268)	22,526
American Funds IS® Mortgage	786	(122)	664	318	(2,939)	(2,621)
American Funds IS® New World	74,238	(72,896)	1,342	128,613	(95,257)	33,356
AMG River Road Mid Cap Value	4,811	(13,637)	(8,826)	6,815	(9,478)	(2,663)
Ariel®	6,255	(17,572)	(11,317)	7,926	(17,064)	(9,138)
Baron Asset	1,935	(13,434)	(11,499)	3,149	(2,966)	183
BlackRock Advantage Large Cap Core V.I.	34,271	(24,452)	9,819	19,135	(27,252)	(8,117)
BlackRock Advantage Small Cap Growth	1,779	(2,940)	(1,161)	820	(550)	270
BlackRock Basic Value V.I.	1,390	(60)	1,330	398	(51)	347
BlackRock Capital Appreciation V.I.	3,720	(4,639)	(919)	8,392	(1,711)	6,681
BlackRock Equity Dividend	1,901	(4,620)	(2,719)	2,206	(2,001)	205
BlackRock Equity Dividend V.I.	94,923	(131,259)	(36,336)	92,579	(65,029)	27,550
BlackRock Global Allocation	1,407	(4,101)	(2,694)	723	(6,902)	(6,179)
BlackRock Global Allocation V.I.	20,303	(40,626)	(20,323)	18,966	(47,211)	(28,245)
BlackRock High Yield V.I.	127,316	(327,051)	(199,735)	2,985,203	(2,846,603)	138,600
BlackRock International Dividend(e)	3,119	(21,690)	(18,571)	15,222	(5,543)	9,679
BlackRock Large Cap Focus Growth V.I.	459	(44,456)	(43,997)	50,845	(9,200)	41,645
BNY Mellon Appreciation	37,011	(67,777)	(30,766)	53,523	(60,697)	(7,174)
BNY Mellon Dynamic Value	17,374	(28,374)	(11,000)	19,987	(26,388)	(6,401)

(e)	Liquidation. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
BNY Mellon IP MidCap Stock	35,809	(25,885)	9,924	17,520	(104,501)	(86,981)
BNY Mellon IP Small Cap Stock Index	69,633	(88,755)	(19,122)	75,613	(48,847)	26,766
BNY Mellon IP Technology Growth	154,496	(115,726)	38,770	144,978	(110,540)	34,438
BNY Mellon Opportunistic Midcap Value	11,588	(10,375)	1,213	5,959	(4,275)	1,684
BNY Mellon Stock Index	1,265	(6,638)	(5,373)	5,371	(282)	5,089
BNY Mellon VIF Appreciation	59,500	(115,844)	(56,344)	79,603	(63,070)	16,533
Calamos® Growth	14,328	(51,230)	(36,902)	15,986	(53,420)	(37,434)
Calamos® Growth and Income	17,437	(51,907)	(34,470)	27,527	(41,096)	(13,569)
Calamos® High Income Opportunities	7,456	(7,122)	334	2,249	(19,603)	(17,354)
ClearBridge Small Cap Growth	20	(1,069)	(1,049)	32	(1)	31
ClearBridge Variable Growth (c)	77,247	(114,805)	(37,558)	89,443	(111,634)	(22,191)
ClearBridge Variable Small Cap Growth	19,443	(108,961)	(89,518)	30,295	(63,600)	(33,305)
Delaware VIP Global Equity(d)	85	(8,766)	(8,681)	267	(767)	(500)
Delaware VIP Real Estate Securities(e)	39	(3,901)	(3,862)	114	(18)	96
Dimensional VA Equity Allocation	29,162	(17,866)	11,296	88,869	(13,262)	75,607
Dimensional VA Global Bond Portfolio	66,801	(36,287)	30,514	79,208	(58,543)	20,665
Dimensional VA Global Moderate Allocation	1,381	(17,152)	(15,771)	2,937	(5,945)	(3,008)
Dimensional VA International Small Portfolio	48,757	(20,786)	27,971	43,204	(12,837)	30,367
Dimensional VA International Value Portfolio	58,076	(49,802)	8,274	129,196	(34,149)	95,047
Dimensional VA Short-Term Fixed Portfolio	348,340	(102,407)	245,933	282,187	(22,155)	260,032
Dimensional VA U.S. Large Value Portfolio	59,221	(41,643)	17,578	87,453	(34,978)	52,475
Dimensional VA U.S. Targeted Value Portfolio	32,823	(48,069)	(15,246)	89,439	(91,741)	(2,302)
DWS Capital Growth VIP(e)	20	(1,572)	(1,552)	45	(3)	42
DWS Core Equity VIP(e)	293	(5,569)	(5,276)	204	(59)	145
DWS CROCI® U.S. VIP(e)	82,370	(83,017)	(647)	779	(885)	(106)
DWS Global Small Cap VIP(e)	105	(9,395)	(9,290)	639	(77)	562

(c)	Name change. See Note 1.
(d)	Merger. See Note 1.
(e)	Liquidation. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
DWS High Income VIP(e)	247	(11,415)	(11,168)	2,968	(13,999)	(11,031)
DWS International Growth VIP(e)	10	(780)	(770)	927	(1,060)	(133)
DWS Small Mid Cap Value VIP	1,716	(1,736)	(20)	2,897	(682)	2,215
Eaton Vance VT Floating-Rate Income	142,943	(99,347)	43,596	327,300	(322,058)	5,242
Federated Hermes Corporate Bond	169,585	(120,867)	48,718	65,191	(161,943)	(96,752)
Federated Hermes Fund for U.S. Government Securities II	14,668	(70,744)	(56,076)	42,839	(63,914)	(21,075)
Federated Hermes High Income Bond II	40,729	(81,202)	(40,473)	63,439	(75,360)	(11,921)
Fidelity® Advisor Dividend Growth	8,159	(23,664)	(15,505)	12,191	(18,994)	(6,803)
Fidelity® Advisor International Capital Appreciation(f)	477	(2,555)	(2,078)	547	(1,712)	(1,165)
Fidelity® Advisor Leveraged Company Stock Class M-1(d)	209	(3,841)	(3,632)	316	(659)	(343)
Fidelity® Advisor Leveraged Company Stock Class M-2(a)(d)	9,262	(4)	9,258	37	38	75
Fidelity® Advisor New Insights	1,795	(2,201)	(406)	1,211	(443)	768
Fidelity® Advisor Real Estate	5,391	(19,092)	(13,701)	10,961	(16,718)	(5,757)
Fidelity® Advisor Stock Selector Mid Cap	4,770	(16,315)	(11,545)	7,749	(23,335)	(15,586)
Fidelity® Advisor Value Strategies	10,259	(15,458)	(5,199)	4,972	(9,952)	(4,980)
Fidelity® VIP Balanced	78,597	(16,437)	62,160	45,180	(29,934)	15,246
Fidelity® VIP Contrafund	74,668	(103,135)	(28,467)	110,437	(132,645)	(22,208)
Fidelity® VIP Disciplined Small Cap	12,824	(7,481)	5,343	10,817	(5,218)	5,599
Fidelity® VIP Emerging Markets	59,648	(21,993)	37,655	26,933	(11,467)	15,466
Fidelity® VIP Equity-Income	136,067	(46,691)	89,376	49,434	(52,126)	(2,692)
Fidelity® VIP Growth & Income	73,273	(53,275)	19,998	145,484	(151,575)	(6,091)
Fidelity® VIP Growth Opportunities	121,079	(244,147)	(123,068)	204,273	(214,207)	(9,934)
Fidelity® VIP High Income	27,978	(9,708)	18,270	305,812	(301,407)	4,405

(a)	New subaccount. See Note 1.
(d)	Merger. See Note 1.
(e)	Liquidation. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Index 500	295,932	(311,277)	(15,345)	218,910	(198,632)	20,278
Fidelity® VIP Investment Grade Bond	328,751	(267,775)	60,976	335,993	(138,902)	197,091
Fidelity® VIP Mid Cap	51,526	(38,092)	13,434	1,307	(13,787)	(12,480)
Fidelity® VIP Overseas	115,394	(87,939)	27,455	68,811	(139,486)	(70,675)
Fidelity® VIP Real Estate	3,136	(675)	2,461	1,452	(2,666)	(1,214)
Fidelity® VIP Strategic Income	72,059	(12,548)	59,511	46,469	(18,021)	28,448
Franklin Allocation VIP Fund	5,588	(22,712)	(17,124)	7,855	(28,289)	(20,434)
Franklin DynaTech VIP	204	(48)	156	793	(47)	746
Franklin Growth and Income VIP Fund	1,131	(77)	1,054	1,100	(80)	1,020
Franklin Income VIP Fund	129,714	(232,249)	(102,535)	124,741	(229,926)	(105,185)
Franklin Large Cap Growth VIP Fund	37	(4)	33	1,194	(1)	1,193
Franklin Mutual Global Discovery VIP Fund	69,422	(109,604)	(40,182)	79,640	(178,323)	(98,683)
Franklin Mutual Shares VIP Fund	61	(40)	21	4,537	(3,760)	777
Franklin Rising Dividends VIP Fund	7,886	(1,561)	6,325	1,828	(4,109)	(2,281)
Franklin Small Cap Value VIP Fund	128,044	(26,916)	101,128	67,156	(57,769)	9,387
Franklin Small-Mid Cap Growth VIP Fund	8,542	(32,807)	(24,265)	40,670	(33,102)	7,568
Franklin Strategic Income VIP Fund	25,155	(54,724)	(29,569)	33,457	(56,111)	(22,654)
Franklin U.S. Government Securities VIP Fund	128,141	(69,472)	58,669	13,818	(14,739)	(921)
Goldman Sachs Emerging Markets Equity	31,977	(19,117)	12,860	13,055	(99,644)	(86,589)
Goldman Sachs Government Income	13,135	(50,246)	(37,111)	18,618	(43,075)	(24,457)
Goldman Sachs VIT International Equity Insights	3,643	(2,007)	1,636	5,995	(291)	5,704
Goldman Sachs VIT Large Cap Value	7,758	—	7,758	7,558	(7,802)	(244)
Goldman Sachs VIT Mid Cap Growth Fund	329	(290)	39	349	(975)	(626)
Goldman Sachs VIT Mid Cap Value	23,782	(21,964)	1,818	1,823	(2,287)	(464)
Goldman Sachs VIT Small Cap Equity Insights	5,284	(6,441)	(1,157)	43,916	(42,298)	1,618
Goldman Sachs VIT Strategic Growth	242	(3,407)	(3,165)	3,290	(309)	2,981
Guggenheim Core Bond	51,595	(80,469)	(28,874)	54,570	(94,466)	(39,896)
Guggenheim Floating Rate Strategies	14,564	(23,406)	(8,842)	20,706	(44,013)	(23,307)
Guggenheim High Yield	20,022	(26,725)	(6,703)	15,393	(37,760)	(22,367)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim Long Short Equity(e)	896	(28,518)	(27,622)	1,885	(1,830)	55
Guggenheim Macro Opportunities	834	(8)	826	1,059	(387)	672
Guggenheim Managed Futures Strategy	70	(324)	(254)	76	(776)	(700)
Guggenheim Multi-Hedge Strategies	119	(556)	(437)	122	(716)	(594)
Guggenheim Small Cap Value(e)	109	(3,678)	(3,569)	796	(438)	358
Guggenheim Total Return Bond	8,869	(25,211)	(16,342)	11,774	(3,826)	7,948
Guggenheim VIF Alpha Opportunity(e)	12,935	(116,034)	(103,099)	6,163	(11,499)	(5,336)
Guggenheim VIF Floating Rate Strategies	132,799	(224,498)	(91,699)	388,868	(414,773)	(25,905)
Guggenheim VIF Global Managed Futures Strategy	133,494	(29,764)	103,730	42,413	(187,737)	(145,324)
Guggenheim VIF High Yield	84,503	(156,134)	(71,631)	95,480	(181,257)	(85,777)
Guggenheim VIF Long Short Equity(e)	36,788	(542,558)	(505,770)	276,042	(157,383)	118,659
Guggenheim VIF Managed Asset Allocation(e)	19,173	(668,716)	(649,543)	23,924	(102,204)	(78,280)
Guggenheim VIF Multi-Hedge Strategies	73,063	(376,561)	(303,498)	228,636	(277,156)	(48,520)
Guggenheim VIF Total Return Bond	813,257	(664,868)	148,389	654,208	(980,816)	(326,608)
Invesco American Franchise	5,475	(24,321)	(18,846)	4,552	(5,300)	(748)
Invesco Comstock	22,728	(63,455)	(40,727)	33,058	(57,862)	(24,804)
Invesco Developing Markets	5,642	(3,388)	2,254	3,078	(4,519)	(1,441)
Invesco Discovery	1,297	(924)	373	1,320	(1,559)	(239)
Invesco Discovery Mid Cap Growth	7,131	(14,688)	(7,557)	6,265	(11,196)	(4,931)
Invesco Energy	745	(4,184)	(3,439)	3,853	(1,209)	2,644
Invesco Equity and Income	28,615	(62,789)	(34,174)	45,502	(55,576)	(10,074)
Invesco Global	1,681	(5,030)	(3,349)	5,424	(3,312)	2,112
Invesco Gold & Special Minerals	790	(514)	276	738	(201)	537
Invesco Main Street Mid Cap	6,258	(17,953)	(11,695)	26,559	(11,583)	14,976
Invesco Oppenheimer V.I. International Growth Fund	1,386	(9,130)	(7,744)	2,726	(2,677)	49
Invesco Small Cap Growth(f)	2,596	(13,708)	(11,112)	2,852	(6,120)	(3,268)
Invesco Technology	9,957	(18,378)	(8,421)	10,461	(23,764)	(13,303)

(e)	Liquidation. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. American Franchise Series I	7,330	(39,052)	(31,722)	42,359	(13,705)	28,654
Invesco V.I. American Franchise Series II	24	(9)	15	69	(977)	(908)
Invesco V.I. American Value	96,789	(54,654)	42,135	13,672	(45,829)	(32,157)
Invesco V.I. Balanced-Risk Allocation	3,444	(14)	3,430	691	(13)	678
Invesco V.I. Comstock	747,746	(175,620)	572,126	193,666	(234,386)	(40,720)
Invesco V.I. Core Equity	2,163	(65,533)	(63,370)	65,458	(1,576)	63,882
Invesco V.I. Core Plus Bond	141,610	(200,641)	(59,031)	407,317	(264,030)	143,287
Invesco V.I. Discovery Mid Cap Growth	70,866	(35,286)	35,580	22,183	(55,356)	(33,173)
Invesco V.I. Equally-Weighted S&P 500	106,552	(36,849)	69,703	8,798	(4,235)	4,563
Invesco V.I. Equity and Income	31,978	(169,492)	(137,514)	85,313	(135,694)	(50,381)
Invesco V.I. EVQ International Equity Fund	162,845	(371,562)	(208,717)	222,300	(317,388)	(95,088)
Invesco V.I. Global	26,955	(58,502)	(31,547)	25,801	(38,755)	(12,954)
Invesco V.I. Global Core Equity	148	(48)	100	3,289	(1,290)	1,999
Invesco V.I. Global Real Estate Series I	80,408	(86,712)	(6,304)	21,829	(48,211)	(26,382)
Invesco V.I. Global Real Estate Series II	389	(3,026)	(2,637)	3,665	(3,522)	143
Invesco V.I. Global Strategic Income	27,360	(2,663)	24,697	9	(15)	(6)
Invesco V.I. Government Money Market	2,324,475	(1,742,405)	582,070	1,421,836	(2,180,956)	(759,120)
Invesco V.I. Government Securities	286,897	(260,182)	26,715	301,004	(397,447)	(96,443)
Invesco V.I. Growth and Income	150	(180)	(30)	1,274	(13)	1,261
Invesco V.I. Health Care Series I	50,189	(62,107)	(11,918)	18,427	(92,905)	(74,478)
Invesco V.I. Health Care Series II	285	(7,530)	(7,245)	428	(4)	424
Invesco V.I. Main Street Mid Cap Fund®	136,822	(131,758)	5,064	81,534	(109,748)	(28,214)
Invesco V.I. Main Street Small Cap Fund®	101,046	(129,200)	(28,154)	29,163	(80,961)	(51,798)
Invesco V.I. Small Cap Equity	1,440	(6,366)	(4,926)	6,181	(182)	5,999
Invesco Value Opportunities	7,670	(35,954)	(28,284)	20,351	(18,720)	1,631
Janus Henderson Adaptive Risk Managed U.S. Equity	3,083	(11,575)	(8,492)	11,954	(19,961)	(8,007)
Janus Henderson Mid Cap Value	195	(1,759)	(1,564)	312	(185)	127
Janus Henderson Overseas	37,063	(97,274)	(60,211)	137,998	(82,218)	55,780
Janus Henderson VIT Enterprise	147,768	(220,165)	(72,397)	146,712	(189,425)	(42,713)
Janus Henderson VIT Mid Cap Value	1,967	(6,108)	(4,141)	11,294	(1,330)	9,964

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Janus Henderson VIT Overseas	5,234	(1,747)	3,487	73,979	(46,899)	27,080
Janus Henderson VIT Research	99,477	(108,627)	(9,150)	132,666	(125,404)	7,262
Lord Abbett Series Bond-Debenture VC	148,072	(157,132)	(9,060)	85,920	(90,634)	(4,714)
Lord Abbett Series Developing Growth VC	49,852	(17,889)	31,963	14,331	(31,456)	(17,125)
Lord Abbett Series Dividend Growth VC	809	(95)	714	2,612	—	2,612
Lord Abbett Series Growth Opportunities VC	5	(17)	(12)	168	—	168
Lord Abbett Series Mid Cap Stock VC	146	(325)	(179)	1,614	(55)	1,559
Lord Abbett Series Total Return VC	4,980	(5,623)	(643)	2,193	(3,206)	(1,013)
LVIP American Century Disciplined Core Value(c)	245	(2,426)	(2,181)	296	(819)	(523)
LVIP American Century Inflation Protection(c)	15,741	(44,225)	(28,484)	17,859	(152,701)	(134,842)
LVIP American Century International(c)	147	(1,025)	(878)	1,677	(2,363)	(686)
LVIP American Century Mid Cap Value(c)(f)	13,924	(38,843)	(24,919)	11,378	(103,049)	(91,671)
LVIP American Century Ultra(c)	53,960	(158,228)	(104,268)	112,678	(87,841)	24,837
LVIP American Century Value(c)	60,252	(322,296)	(262,044)	205,294	(185,203)	20,091
LVIP JPMorgan Core Bond Fund	95,439	(42,442)	52,997	123,033	(73,879)	49,154
LVIP JPMorgan Small Cap Core Fund	9,178	(164)	9,014	1,135	(14)	1,121
LVIP JPMorgan US Equity Fund	402	(393)	9	396	(180)	216
Macquarie Asset Strategy (c)	3,963	(5,011)	(1,048)	1,663	(5,665)	(4,002)
Macquarie VIP Asset Strategy(c)	5,683	(21,085)	(15,402)	11,132	(7,217)	3,915
Macquarie VIP Balanced(c)	215	(513)	(298)	1,388	(12)	1,376
Macquarie VIP Core Equity(c)	311	(779)	(468)	3,691	(1,409)	2,282
Macquarie VIP Energy (c)	14,540	(11,838)	2,702	655	(2,497)	(1,842)
Macquarie VIP Global Growth(c)	7,514	(2,876)	4,638	4	(12)	(8)
Macquarie VIP Growth(c)	902	(4,908)	(4,006)	10,287	(7,559)	2,728
Macquarie VIP High Income(c)	6,286	(7,540)	(1,254)	5,475	(8,316)	(2,841)
Macquarie VIP International Core Equity(c)	16,414	(14,510)	1,904	2,225	(2,027)	198
Macquarie VIP Limited-Term Bond Series(c)	94	(31)	63	89	(157)	(68)

(c)	Name change. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Macquarie VIP Mid Cap Growth(c)	780	(1,691)	(911)	9,305	(7,519)	1,786
Macquarie VIP Natural Resources(c)	1,096	(3,947)	(2,851)	28,158	(28,055)	103
Macquarie VIP Science And Technology(c)	823	(1,606)	(783)	1,040	(1,712)	(672)
Macquarie VIP Small Cap Growth(c)	938	(9,027)	(8,089)	6,772	(409)	6,363
Macquarie VIP Smid Cap Core(c)	2,504	(6,888)	(4,384)	3,201	(2,833)	368
Macquarie VIP Value(c)	124	(7,454)	(7,330)	889	(1,231)	(342)
MFS® VIT Emerging Markets Equity	5,930	(1,066)	4,864	802	(479)	323
MFS® VIT Global Tactical Allocation	13	(103)	(90)	17	(114)	(97)
MFS® VIT II MA Investors Growth Stock	746	(551)	195	1,452	(616)	836
MFS® VIT II Research International	152,963	(170,476)	(17,513)	427,998	(314,805)	113,193
MFS® VIT International Intrinsic Value	4,896	(14,805)	(9,909)	4,983	(41,078)	(36,095)
MFS® VIT Investors Trust	204	(254)	(50)	3,250	(1,108)	2,142
MFS® VIT New Discovery	380	(3,853)	(3,473)	1,807	(4,049)	(2,242)
MFS® VIT Research	51	(84)	(33)	52	(84)	(32)
MFS® VIT Total Return	57,174	(118,503)	(61,329)	56,050	(257,220)	(201,170)
MFS® VIT Total Return Bond	3,502	(2,737)	765	1,156	(2,012)	(856)
MFS® VIT Utilities	89,030	(114,496)	(25,466)	154,491	(323,643)	(169,152)
Morgan Stanley VIF Emerging Markets Debt	44,587	(14,626)	29,961	5,083	(6,023)	(940)
Morgan Stanley VIF Emerging Markets Equity	61,688	(126,453)	(64,765)	47,137	(92,694)	(45,557)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	23,280	(4,421)	18,859	11,735	(10,911)	824
Morningstar Balanced ETF Asset Allocation Portfolio	323,906	(94,490)	229,416	97,280	(98,633)	(1,353)
Morningstar Conservative ETF Asset Allocation Portfolio	44,040	(32,235)	11,805	81,939	(66,545)	15,394
Morningstar Growth ETF Asset Allocation Portfolio	22,254	(216,022)	(193,768)	27,224	(54,046)	(26,822)
Morningstar Income and Growth ETF Asset Allocation Portfolio	28,174	(35,281)	(7,107)	55,831	(26,540)	29,291
NAA All Cap Value Series(c)	39,682	(160,416)	(120,734)	151,870	(185,055)	(33,185)
NAA Large Cap Value (c)	3,532	(7,327)	(3,795)	4,316	(25,379)	(21,063)

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
NAA Large Cap Value Series(c)	131,836	(187,231)	(55,395)	66,450	(522,143)	(455,693)
NAA Large Core (c)	13,558	(23,067)	(9,509)	5,008	(17,709)	(12,701)
NAA Large Core Series(c)	204,028	(182,393)	21,635	167,374	(156,549)	10,825
NAA Large Growth Series(c)	70,841	(122,034)	(51,193)	95,198	(98,479)	(3,281)
NAA Mid Growth (c)	10,517	(15,263)	(4,746)	7,597	(8,113)	(516)
NAA Mid Growth Series(c)	44,371	(146,144)	(101,773)	51,416	(106,800)	(55,384)
NAA Opportunity (c)	229	(470)	(241)	242	(155)	87
NAA Small Cap Value Series(c)	33,764	(188,586)	(154,822)	55,235	(166,131)	(110,896)
NAA Small Growth Series(c)	20,999	(63,899)	(42,900)	33,224	(61,777)	(28,553)
NAA SMid Cap Value (c)	14,095	(45,170)	(31,075)	19,208	(42,721)	(23,513)
NAA Smid-Cap Value Series(c)	98,795	(255,909)	(157,114)	74,781	(195,419)	(120,638)
NAA World Equity Income (c)	26,397	(45,873)	(19,476)	21,978	(44,058)	(22,080)
NAA World Equity Income Series(c)	94,304	(159,690)	(65,386)	53,934	(159,049)	(105,115)
Neuberger Berman AMT Sustainable Equity I	18,173	(63,786)	(45,613)	43,358	(53,328)	(9,970)
Neuberger Berman AMT Sustainable Equity S	36,568	(22,657)	13,911	7,393	(19,009)	(11,616)
Neuberger Berman Core Bond	77,182	(41,386)	35,796	19,221	(32,668)	(13,447)
Neuberger Berman Large Cap Value	5,597	(19,146)	(13,549)	4,480	(12,727)	(8,247)
Neuberger Berman Sustainable Equity	6,629	(13,427)	(6,798)	20,834	(13,769)	7,065
North Square Spectrum Alpha	9	(1)	8	65	(2,922)	(2,857)
Northern Global Tactical Asset Allocation	729	(1,204)	(475)	344	(470)	(126)
Northern Large Cap Core	243	(34)	209	256	(1,361)	(1,105)
Northern Large Cap Value	4,000	(11,430)	(7,430)	1,952	(1,695)	257
PGIM Focused Growth	24,459	(52,746)	(28,287)	17,159	(42,846)	(25,687)
PGIM Jennison Mid-Cap Growth	4,908	(2,274)	2,634	1,450	(364)	1,086
PGIM Jennison Natural Resources	261	(2,990)	(2,729)	2,918	(604)	2,314
PGIM Jennison Small Company	1,262	(6,724)	(5,462)	1,613	(2,199)	(586)
PGIM Quant Solutions Small-Cap Value(f)	727	(4,497)	(3,770)	837	(564)	273

(c)	Name change. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
PIMCO All Asset	726	(4,365)	(3,639)	1,654	(6,859)	(5,205)
PIMCO CommodityRealReturn Strategy	3,417	(5,043)	(1,626)	1,427	(4,458)	(3,031)
PIMCO Emerging Markets Bond	3,019	(1,193)	1,826	4,216	(14,803)	(10,587)
PIMCO High Yield	10,176	(18,572)	(8,396)	12,125	(10,425)	1,700
PIMCO International Bond (U.S. Dollar-Hedged)	63,320	(81,657)	(18,337)	47,352	(86,115)	(38,763)
PIMCO Low Duration	1,515	(14,180)	(12,665)	2,023	(6,249)	(4,226)
PIMCO Real Return	9,374	(20,725)	(11,351)	8,490	(9,004)	(514)
PIMCO StocksPLUS® Small Fund	2,875	(2,546)	329	2,173	(1,070)	1,103
PIMCO Total Return	13,533	(38,696)	(25,163)	20,257	(34,288)	(14,031)
PIMCO VIT All Asset Administrative	17,926	(70,719)	(52,793)	19,509	(43,181)	(23,672)
PIMCO VIT All Asset Advisor	3,425	(5,888)	(2,463)	24,554	(13,126)	11,428
PIMCO VIT CommodityRealReturn Strategy Administrative	106,952	(334,512)	(227,560)	81,311	(549,586)	(468,275)
PIMCO VIT CommodityRealReturn Strategy Advisor	23,163	(13,712)	9,451	11,501	(130,907)	(119,406)
PIMCO VIT Emerging Markets Bond	123,762	(139,385)	(15,623)	117,928	(118,770)	(842)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	56	(4,255)	(4,199)	5,926	(5,780)	146
PIMCO VIT Global Managed Asset Allocation	1,220	(4,874)	(3,654)	329	(206)	123
PIMCO VIT High Yield	7,966	(7,524)	442	8,196	(6,979)	1,217
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	192,846	(330,092)	(137,246)	192,888	(239,080)	(46,192)
PIMCO VIT International Bond Portfolio (Unhedged)	22,385	(2,996)	19,389	3,025	(181)	2,844
PIMCO VIT Low Duration Administrative(f)	562,404	(1,385,041)	(822,637)	483,714	(966,521)	(482,807)
PIMCO VIT Low Duration Advisor	5,736	(2,611)	3,125	31,426	(61,033)	(29,607)
PIMCO VIT Real Return Administrative(f)	378,298	(510,271)	(131,973)	239,896	(352,640)	(112,744)
PIMCO VIT Real Return Advisor	9,081	(31,832)	(22,751)	29,574	(18,683)	10,891
PIMCO VIT Short-Term	1,008,483	(751,471)	257,012	186,303	(227,966)	(41,663)
PIMCO VIT Total Return Administrative	233,695	(303,261)	(69,566)	158,375	(168,260)	(9,885)
PIMCO VIT Total Return Advisor	425,646	(591,102)	(165,456)	896,418	(233,842)	662,576

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Pioneer Bond VCT	2,841	(9,921)	(7,080)	4,254	(3,160)	1,094
Pioneer Equity Income VCT	29	(2)	27	234	(7,208)	(6,974)
Pioneer High Yield VCT	3,871	(8)	3,863	99	(28)	71
Pioneer Strategic Income	784	(1,534)	(750)	562	(1,987)	(1,425)
Pioneer Strategic Income VCT	81,731	(25,782)	55,949	12,008	(430)	11,578
Putnam VT Core Equity Fund	13,269	(934)	12,335	62	(435)	(373)
Putnam VT Diversified Income	721	(799)	(78)	5,684	(63)	5,621
Putnam VT Global Asset Allocation	52,303	(3,454)	48,849	41	(8)	33
Putnam VT High Yield	10,340	(10,199)	141	2,220	(2,132)	88
Putnam VT Income	176	(477)	(301)	33,829	(40,356)	(6,527)
Putnam VT Large Cap Growth Fund	2,863	(1,904)	959	3,083	(1,465)	1,618
Putnam VT Large Cap Value	10,691	(14,209)	(3,518)	19,325	(37,399)	(18,074)
Putnam VT Small Cap Growth	14,624	(14,532)	92	48,147	(37,812)	10,335
Putnam VT Small Cap Value	4,957	(24,479)	(19,522)	31,749	(44,938)	(13,189)
Redwood Managed Volatility(e)	78	(6,303)	(6,225)	184	(12)	172
Royce Micro-Cap	61,943	(42,936)	19,007	113,005	(134,158)	(21,153)
Royce Small-Cap Opportunity	19,051	(49,159)	(30,108)	31,887	(75,877)	(43,990)
Royce Small-Cap Value	6,293	(15,493)	(9,200)	6,436	(12,027)	(5,591)
Rydex VIF Banking	27,070	(47,200)	(20,130)	195,240	(203,665)	(8,425)
Rydex VIF Basic Materials	29,382	(44,978)	(15,596)	21,885	(25,450)	(3,565)
Rydex VIF Biotechnology	29,103	(29,749)	(646)	104,128	(113,224)	(9,096)
Rydex VIF Commodities Strategy	35,964	(225,326)	(189,362)	170,211	(214,863)	(44,652)
Rydex VIF Consumer Products	4,750	(18,307)	(13,557)	68,351	(139,936)	(71,585)
Rydex VIF Dow 2x Strategy(f)	114,001	(118,744)	(4,743)	446,486	(458,051)	(11,565)
Rydex VIF Electronics	3,823	(11,812)	(7,989)	80,934	(37,558)	43,376
Rydex VIF Energy	446,233	(468,771)	(22,538)	479,226	(684,809)	(205,583)
Rydex VIF Energy Services	108,219	(230,249)	(122,030)	2,400,561	(2,352,304)	48,257

(e)	Liquidation. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Rydex VIF Europe 1.25x Strategy(f)	26,779	(59,081)	(32,302)	63,142	(72,617)	(9,475)
Rydex VIF Financial Services	16,240	(25,181)	(8,941)	14,743	(29,468)	(14,725)
Rydex VIF Government Long Bond 1.2x Strategy(f)	1,543,753	(1,572,384)	(28,631)	62,647	(70,095)	(7,448)
Rydex VIF Health Care	21,980	(24,620)	(2,640)	84,614	(102,212)	(17,598)
Rydex VIF High Yield Strategy	18,362	(1,611)	16,751	30,022	(30,510)	(488)
Rydex VIF Internet	5,992	(8,927)	(2,935)	8,788	(19,369)	(10,581)
Rydex VIF Inverse Dow 2x Strategy(f)	322,033	(270,829)	51,204	396,604	(863,107)	(466,503)
Rydex VIF Inverse Government Long Bond Strategy(f)	88,796	(91,309)	(2,513)	289,366	(317,274)	(27,908)
Rydex VIF Inverse Mid-Cap Strategy(f)	26,840	(28,241)	(1,401)	24,807	(23,462)	1,345
Rydex VIF Inverse NASDAQ-100® Strategy(f)	13,802,161	(13,700,433)	101,728	9,118,626	(9,793,405)	(674,779)
Rydex VIF Inverse Russell 2000® Strategy(f)	148,391	(155,312)	(6,921)	150,020	(169,843)	(19,823)
Rydex VIF Inverse S&P 500 Strategy(f)	1,303,523	(1,344,723)	(41,200)	591,060	(680,611)	(89,551)
Rydex VIF Japan 2x Strategy(f)	3,093	(6,251)	(3,158)	3,543	(5,950)	(2,407)
Rydex VIF Leisure	2,902	(8,880)	(5,978)	33,621	(37,134)	(3,513)
Rydex VIF Mid-Cap 1.5x Strategy(f)	1,470	(4,741)	(3,271)	6,133	(10,114)	(3,981)
Rydex VIF Money Market	11,356,384	(11,435,051)	(78,667)	13,506,141	(21,572,102)	(8,065,961)
Rydex VIF NASDAQ-100®	2,402,021	(2,427,056)	(25,035)	720,337	(634,951)	85,386
Rydex VIF NASDAQ-100® 2x Strategy(f)	1,193,695	(1,222,224)	(28,529)	671,852	(558,458)	113,394
Rydex VIF Nova(f)	37,048	(53,538)	(16,490)	80,009	(71,360)	8,649
Rydex VIF Precious Metals	950,683	(977,666)	(26,983)	188,023	(215,002)	(26,979)
Rydex VIF Real Estate	5,592	(23,904)	(18,312)	8,419	(19,637)	(11,218)
Rydex VIF Retailing	4,048	(9,868)	(5,820)	2,362	(5,631)	(3,269)
Rydex VIF Russell 2000® 1.5x Strategy(f)	13,225	(17,410)	(4,185)	4,951	(6,187)	(1,236)
Rydex VIF Russell 2000® 2x Strategy(f)	7,729,782	(7,685,222)	44,560	2,813,628	(1,972,179)	841,449
Rydex VIF S&P 500 2x Strategy(f)	329,681	(374,769)	(45,088)	280,043	(224,301)	55,742
Rydex VIF S&P 500 Pure Growth	297,594	(291,134)	6,460	184,871	(204,452)	(19,581)
Rydex VIF S&P 500 Pure Value	136,369	(140,368)	(3,999)	146,200	(333,463)	(187,263)
Rydex VIF S&P MidCap 400 Pure Growth	124,609	(136,312)	(11,703)	33,549	(29,068)	4,481

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Rydex VIF S&P MidCap 400 Pure Value	55,938	(42,705)	13,233	69,787	(172,564)	(102,777)
Rydex VIF S&P SmallCap 600 Pure Growth	398,672	(402,688)	(4,016)	40,239	(36,359)	3,880
Rydex VIF S&P SmallCap 600 Pure Value	429,997	(417,661)	12,336	119,913	(129,292)	(9,379)
Rydex VIF Strengthening Dollar 2x Strategy(f)	11,036	(11,489)	(453)	33,397	(32,458)	939
Rydex VIF Technology	236,096	(263,559)	(27,463)	38,306	(36,331)	1,975
Rydex VIF Telecommunications	5,673	(13,927)	(8,254)	7,478	(10,794)	(3,316)
Rydex VIF Transportation	13,164	(24,531)	(11,367)	10,351	(3,591)	6,760
Rydex VIF Utilities	68,112	(75,391)	(7,279)	32,999	(130,631)	(97,632)
Rydex VIF Weakening Dollar 2x Strategy(f)	18,281	(25,181)	(6,900)	46,626	(55,196)	(8,570)
T. Rowe Price Blue Chip Growth	17,643	(18,374)	(731)	24,701	(11,256)	13,445
T. Rowe Price Capital Appreciation	20,167	(58,724)	(38,557)	22,936	(58,836)	(35,900)
T. Rowe Price Equity Income	5,956	(1,740)	4,216	9,398	(2,743)	6,655
T. Rowe Price Growth Stock	14,975	(31,279)	(16,304)	21,928	(47,989)	(26,061)
T. Rowe Price Health Sciences	55,104	(74,171)	(19,067)	84,760	(154,482)	(69,722)
T. Rowe Price Limited-Term Bond	22,986	(30,103)	(7,117)	21,082	(2,860)	18,222
T. Rowe Price Retirement 2010	4	—	4	5	(1)	4
T. Rowe Price Retirement 2015	3,335	(81)	3,254	2,046	(356)	1,690
T. Rowe Price Retirement 2020	444	(28)	416	418	(160)	258
T. Rowe Price Retirement 2025	368	(2,685)	(2,317)	527	(318)	209
T. Rowe Price Retirement 2030	882	(4,878)	(3,996)	1,910	(147)	1,763
T. Rowe Price Retirement 2035	529	(14)	515	563	(21)	542
T. Rowe Price Retirement 2040	1,590	(1,314)	276	7,226	(1,435)	5,791
T. Rowe Price Retirement 2045	79	(5)	74	68	(4)	64
T. Rowe Price Retirement 2050	17	(1)	16	16	—	16
T. Rowe Price Retirement 2055	143	(9)	134	227	(37)	190
T. Rowe Price Retirement Balanced	321	(6,010)	(5,689)	530	(1,705)	(1,175)
Templeton Developing Markets VIP Fund	112,654	(178,861)	(66,207)	169,206	(219,335)	(50,129)
Templeton Foreign VIP Fund	24,953	(63,511)	(38,558)	56,012	(147,376)	(91,364)

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Templeton Global Bond VIP Fund	29,501	(12,358)	17,143	39,869	(37,813)	2,056
Templeton Growth VIP Fund	8	(434)	(426)	13	(1)	12
Third Avenue Value	10,733	(557)	10,176	2,692	(53,831)	(51,139)
TOPS® Aggressive Growth ETF	1,194	(34)	1,160	3,321	(15)	3,306
TOPS® Balanced ETF	2,649	(6,632)	(3,983)	39,994	(6,869)	33,125
TOPS® Conservative ETF	26,181	(3,323)	22,858	12,304	(2,962)	9,342
TOPS® Growth ETF	970	(335)	635	8,793	(297)	8,496
TOPS® Moderate Growth ETF	49,955	(786)	49,169	7,733	(603)	7,130
VanEck VIP Global Gold	102,713	(32,560)	70,153	49,707	(31,352)	18,355
VanEck VIP Global Resources	22,039	(4,385)	17,654	21,192	(9,845)	11,347
Vanguard® VIF Balanced	196,887	(64,433)	132,454	104,137	(16,252)	87,885
Vanguard® VIF Capital Growth	52,337	(15,047)	37,290	9,656	(19,028)	(9,372)
Vanguard® VIF Conservative Allocation	237,022	(98,855)	138,167	109,705	(164,203)	(54,498)
Vanguard® VIF Diversified Value	49,963	(22,342)	27,621	20,010	(7,205)	12,805
Vanguard® VIF Equity Income	30,703	(42,481)	(11,778)	75,817	(50,107)	25,710
Vanguard® VIF Equity Index	95,912	(183,005)	(87,093)	231,308	(16,407)	214,901
Vanguard® VIF Global Bond Index	203,945	(4,421)	199,524	25,866	(27,263)	(1,397)
Vanguard® VIF Growth	17,277	(7,846)	9,431	28,301	(7,221)	21,080
Vanguard® VIF High Yield Bond	67,605	(29,601)	38,004	45,151	(51,432)	(6,281)
Vanguard® VIF International	54,889	(71,844)	(16,955)	66,579	(42,729)	23,850
Vanguard® VIF Mid-Cap Index	66,677	(59,391)	7,286	101,788	(100,698)	1,090
Vanguard® VIF Moderate Allocation	146,753	(78,669)	68,084	397,974	(135,679)	262,295
Vanguard® VIF Real Estate Index	52,786	(23,201)	29,585	59,938	(59,236)	702
Vanguard® VIF Short Term Investment Grade	481,743	(292,492)	189,251	275,110	(128,811)	146,299
Vanguard® VIF Small Company Growth(f)	352	(3,963)	(3,611)	669	(2,552)	(1,883)
Vanguard® VIF Total Bond Market Index	775,949	(320,454)	455,495	921,325	(170,660)	750,665
Vanguard® VIF Total International Stock Market Index	293,204	(166,388)	126,816	316,582	(92,240)	224,342
Vanguard® VIF Total Stock Market Index	612,962	(133,896)	479,066	305,129	(147,973)	157,156

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Victory RS Partners(f)	483	(913)	(430)	493	(1,180)	(687)
Victory RS Science and Technology	2,506	(4,009)	(1,503)	2,212	(2,496)	(284)
Victory RS Value	6,711	(12,961)	(6,250)	6,064	(11,943)	(5,879)
Virtus Ceredex Mid Cap Value Equity	449	(1,251)	(802)	734	(6,888)	(6,154)
Virtus Duff & Phelps Real Estate Securities Series	6,996	(458)	6,538	9,344	(7,859)	1,485
Virtus KAR Small-Cap Growth Series	4,122	(13,537)	(9,415)	38,265	(13,054)	25,211
Virtus Newfleet Multi-Sector Intermediate Bond Series	19,484	(1,072)	18,412	1,671	(34)	1,637
Virtus SGA International Growth Series	2,115	(866)	1,249	12,391	(17,766)	(5,375)
Virtus Tactical Allocation Series (c)	1,513	(3,497)	(1,984)	16,645	(9,912)	6,733
Voya MidCap Opportunities Portfolio	289	(1,586)	(1,297)	303	(121)	182
VY CBRE Global Real Estate Portfolio	8,929	(419)	8,510	2,575	(1,085)	1,490
VY CBRE Real Estate Portfolio	2,753	(2,753)	—	1,680	(1,680)	—
Western Asset Variable Global High Yield Bond	6,737	(33,815)	(27,078)	20,472	(24,269)	(3,797)

(c)	Name change. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2024, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
AB VPS Discovery Value Portfolio
2024	295,578	14.57	20.76	4,413,549	0.01	0.25	1.25	5.10	6.19
2023	305,589	13.79	19.55	4,339,295	0.01	0.25	1.45	12.05	13.14
2022	381,612	12.61	17.28	4,814,167	0.01	0.25	1.45	(19.32)	(18.49)
2021	405,423	15.63	21.20	6,319,106	0.01	0.25	1.45	29.71	31.27
2020	326,575	11.56	16.39	3,882,654	0.01	0.25	1.45	(1.47)	(0.30)
AB VPS Dynamic Asset Allocation
2024	55,707	10.00	10.42	559,907	0.01	0.25	0.75	6.38	6.87
2023	58,984	9.40	9.75	556,928	0.01	0.25	0.75	9.30	9.92
2022	84,677	8.11	8.87	730,165	0.02	0.25	1.45	(22.02)	(21.30)
2021	101,089	10.40	11.27	1,107,947	0.02	0.25	1.45	4.52	5.82
2020	96,540	9.95	10.79	1,005,526	0.02	0.25	1.45	0.30	1.51
AB VPS Relative Value Portfolio
2024	3,810	24.42	24.42	93,018	0.01	0.25	0.25	9.12	9.12
2023	4,247	22.38	22.38	94,993	0.02	0.25	0.25	8.17	8.17
2022	9,643	20.69	20.69	199,475	0.01	0.25	0.25	(7.47)	(7.47)
2021	14,793	22.36	22.36	330,673	0.01	0.25	0.25	23.81	23.81
2020	14,302	13.81	18.34	258,314	0.01	0.25	1.45	(2.06)	(0.86)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
AB VPS Sustainable Global Thematic Growth
2024	6,585	21.65	21.65	142,579	—	0.25	0.25	2.56	2.56
2023	6,440	21.11	21.11	135,953	0.00	0.25	0.25	11.99	11.99
2022	6,411	18.85	18.85	120,833	—	0.25	0.25	(29.48)	(29.48)
2021	614	26.73	26.73	16,408	—	0.25	0.25	18.69	18.69
2020	501	19.50	22.87	11,291	0.00	0.25	1.45	33.02	34.61
AFIS Capital World Growth and Income
2024	8,132	14.08	15.72	116,640	0.02	0.25	1.25	8.89	10.01
2023	7,592	12.93	14.29	100,114	0.02	0.25	1.45	15.65	16.84
2022	8,441	11.18	12.23	96,603	0.02	0.25	1.45	(20.99)	(20.22)
2021	9,538	14.15	15.33	138,341	0.02	0.25	1.45	9.52	10.85
2020	9,009	12.92	14.01	117,429	0.01	0.25	1.45	3.78	5.10
AFIS U.S. Government Securities
2024	56,996	6.93	7.74	437,263	0.05	0.25	1.25	(3.75)	(2.76)
2023	20,824	7.20	7.96	162,466	0.04	0.25	1.45	(1.64)	(0.62)
2022	26,471	7.32	8.01	207,854	0.02	0.25	1.45	(14.88)	(14.06)
2021	87,466	8.60	9.32	805,439	0.00	0.25	1.45	(5.18)	(4.02)
2020	386,206	9.07	9.84	3,555,550	0.03	0.25	1.45	4.61	6.03
AFIS Washington Mutual Investors
2024	46,275	17.96	20.06	864,940	0.02	0.25	1.25	13.89	15.02
2023	46,186	15.77	17.44	761,881	0.02	0.25	1.45	12.08	13.25
2022	38,611	14.07	15.40	560,909	0.02	0.25	1.45	(12.50)	(11.60)
2021	29,366	16.08	16.08	472,265	0.01	1.45	1.45	22.00	22.00
2020	32,181	13.18	14.29	424,318	0.01	0.25	1.45	3.70	5.00

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Alger Capital Appreciation (f)
2024	7,441	32.85	43.28	253,062	—	0.25	1.25	41.59	43.03
2023	8,054	23.20	30.26	192,614	—	0.25	1.45	36.87	38.24
2022	10,090	16.95	21.89	174,979	—	0.25	1.45	(39.33)	(38.70)
2021	13,490	27.94	35.71	409,319	—	0.25	1.45	13.67	15.05
2020	17,802	24.58	31.63	463,583	—	0.25	1.45	35.20	36.87
Alger Large Cap Growth
2024	26,453	14.54	14.92	393,271	—	0.25	1.25	36.91	38.28
2023	15,975	10.62	10.79	171,885	—	0.25	1.45	27.19	28.45
2022	18,763	8.35	8.40	157,761	—	0.25	1.45	(16.50)	(16.00)
Allspring Growth (f)
2024	27,801	29.41	29.41	818,796	—	0.90	0.90	24.04	24.04
2023	29,994	23.71	41.29	712,042	—	0.90	1.10	28.19	28.44
2022	31,061	18.46	32.21	574,621	—	0.90	1.10	(39.64)	(39.52)
2021	33,903	30.52	53.36	1,036,704	—	0.90	1.10	3.09	3.32
2020	36,669	29.54	51.76	1,085,114	—	0.90	1.25	42.71	43.19
Allspring International Equity VT (e)
2024	—	9.89	9.89	—	0.04	0.25	0.25	(0.20)	(0.20)
2023	4,644	9.91	9.91	46,034	0.01	0.25	0.25	11.85	11.85
2022	4,507	8.86	8.86	39,935	0.03	0.25	0.25	(14.64)	(14.64)
2021	4,374	10.38	10.38	45,434	0.01	0.25	0.25	3.49	3.49
2020	4,245	9.89	10.22	42,621	0.02	0.25	1.45	0.41	1.49
Allspring Large Cap Core
2024	42,870	21.31	29.84	920,865	—	0.90	1.25	20.53	21.01
2023	48,080	17.61	24.72	854,775	0.01	0.90	1.25	19.53	19.88
2022	50,433	14.69	17.56	747,452	0.01	0.90	1.25	(17.75)	(17.43)
2021	54,236	17.79	21.35	974,874	0.00	0.90	1.25	25.51	25.99
2020	61,715	14.12	19.94	879,936	0.01	0.90	1.25	3.59	3.90

(e)	Liquidation. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Allspring Opportunity
2024	26,677	24.20	35.47	645,336	—	0.90	1.10	10.22	10.45
2023	28,149	21.91	32.18	616,461	—	0.90	1.10	21.30	21.52
2022	32,402	18.03	26.53	585,249	—	0.90	1.10	(23.98)	(23.83)
2021	34,734	23.67	34.90	823,693	—	0.90	1.10	19.48	19.73
2020	35,874	19.77	29.21	710,566	0.00	0.90	1.25	15.87	16.29
Allspring Opportunity VT
2024	37,092	20.48	27.36	930,180	—	0.25	1.40	10.04	11.36
2023	42,441	18.57	24.57	974,569	—	0.25	1.45	21.09	22.48
2022	44,774	15.32	20.06	849,247	—	0.25	1.45	(24.08)	(23.32)
2021	55,937	20.18	26.16	1,407,980	0.00	0.25	1.45	19.34	20.78
2020	74,054	16.91	22.26	1,581,613	0.00	0.25	1.45	15.74	17.16
Allspring Small Company Value
2024	373,417	13.42	13.57	5,066,099	0.01	0.90	1.10	3.87	4.06
2023	404,716	12.92	13.04	5,275,463	0.01	0.90	1.10	10.52	10.79
2022	354,096	11.69	11.77	4,166,378	—	0.90	1.10	(15.66)	(15.45)
2021	384,152	13.86	13.92	5,348,332	0.00	0.90	1.10	31.37	31.57
2020	447,299	10.53	10.58	4,731,057	0.00	0.90	1.25	(2.32)	(1.95)
Allspring VT Discovery All Cap Growth Fund
2024	8,287	23.15	23.15	191,820	—	1.25	1.25	15.92	15.92
2023	8,057	19.97	19.97	160,872	—	1.45	1.45	27.60	27.60
2022	9,173	15.65	15.65	143,454	—	1.45	1.45	(39.78)	(39.78)
2021	8,950	25.99	25.99	232,514	—	1.45	1.45	9.94	9.94
2020	11,619	23.64	29.85	274,515	—	0.25	1.45	36.96	38.58
ALPS/Alerian Energy Infrastructure
2024	23,972	11.90	13.46	303,505	0.04	0.25	1.25	34.77	36.10
2023	26,623	8.83	9.89	249,166	0.03	0.25	1.45	9.15	10.26
2022	27,905	8.09	8.97	236,282	0.05	0.25	1.45	12.52	13.54
2021	30,614	7.19	7.90	228,960	0.02	0.25	1.45	31.68	33.45
2020	45,703	5.46	6.01	254,151	0.02	0.25	1.45	(28.44)	(27.50)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Century Diversified Bond
2024	29,466	7.03	7.03	206,890	0.04	0.90	0.90	(2.77)	(2.77)
2023	26,247	7.23	7.23	189,603	0.05	0.90	0.90	1.12	1.12
2022	13,403	7.15	7.15	95,822	0.01	0.90	0.90	(17.53)	(17.53)
2021	45,059	8.67	8.67	390,366	0.01	0.90	0.90	(4.83)	(4.83)
2020	35,430	9.11	9.11	322,378	0.01	0.90	0.90	3.64	3.64
American Century Equity Income
2024	381,208	17.31	22.40	8,466,480	0.02	0.90	1.25	5.61	6.02
2023	429,255	16.39	21.17	8,988,444	0.02	0.90	1.25	(0.67)	(0.29)
2022	475,359	16.50	20.99	9,988,134	0.02	0.90	1.25	(7.41)	(7.08)
2021	585,205	17.82	22.59	13,229,010	0.02	0.90	1.25	11.65	12.05
2020	650,937	15.96	20.52	13,137,824	0.02	0.90	1.25	(3.39)	(3.08)
American Century Heritage
2024	61,653	30.98	42.70	1,936,245	—	0.90	1.25	19.37	19.75
2023	70,041	25.87	35.72	1,827,914	—	0.90	1.10	15.41	15.70
2022	74,056	22.36	30.95	1,658,363	—	0.90	1.10	(31.15)	(31.03)
2021	105,535	32.42	44.95	3,487,857	—	0.90	1.10	6.37	6.57
2020	98,395	30.42	42.26	3,004,275	—	0.90	1.25	36.29	36.78
American Century International Bond (e)
2024	—	4.91	4.91	—	—	0.90	0.90	(0.81)	(0.81)
2023	17,068	4.95	4.95	84,440	—	0.90	0.90	(3.13)	(3.13)
2022	2,938	5.11	5.11	15,000	—	0.90	0.90	(23.16)	(23.16)
2021	1,108	6.65	6.65	7,366	—	0.90	0.90	(10.86)	(10.86)
2020	1,279	7.46	7.46	9,533	0.02	0.90	0.90	5.22	5.22

(e)	Liquidation. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Century International Growth
2024	432,946	10.00	14.67	4,418,978	0.01	0.90	1.25	(2.31)	(1.96)
2023	455,661	10.20	14.99	4,759,532	—	0.90	1.25	7.45	7.82
2022	502,643	9.46	10.87	4,886,804	0.00	0.90	1.25	(28.30)	(28.06)
2021	499,873	13.15	15.16	6,732,003	0.00	0.90	1.25	3.62	4.03
2020	519,843	12.64	18.70	6,779,904	—	0.90	1.25	20.02	20.50
American Century Select
2024	154,444	26.05	37.57	4,075,998	—	0.90	1.25	20.58	20.99
2023	181,962	21.53	31.11	3,964,275	—	0.90	1.25	33.74	34.23
2022	172,754	16.04	19.80	2,779,225	—	0.90	1.25	(32.03)	(31.80)
2021	159,577	23.52	29.13	3,757,042	—	0.90	1.25	19.68	20.12
2020	174,537	19.58	28.48	3,432,438	—	0.90	1.25	28.04	28.48
American Century Strategic Allocation: Aggressive
2024	78,800	15.88	16.47	1,297,440	0.01	0.90	1.10	8.17	8.43
2023	89,629	14.68	15.19	1,361,279	0.02	0.90	1.10	10.46	10.63
2022	86,149	13.29	13.73	1,182,256	0.01	0.90	1.10	(19.06)	(18.90)
2021	75,097	16.42	16.93	1,270,485	0.01	0.90	1.10	10.13	10.37
2020	82,861	14.59	15.34	1,270,354	0.00	0.90	1.25	13.10	13.55
American Century Strategic Allocation: Conservative
2024	44,781	11.23	11.65	521,840	0.02	0.90	1.10	3.12	3.37
2023	58,585	10.89	11.27	660,468	0.02	0.90	1.10	5.73	5.92
2022	69,713	10.30	10.64	741,775	0.02	0.90	1.10	(16.60)	(16.42)
2021	76,437	12.35	12.73	972,891	0.01	0.90	1.10	4.75	4.95
2020	94,007	11.54	12.13	1,140,002	0.01	0.90	1.25	8.36	8.69
American Century Strategic Allocation: Moderate
2024	271,649	13.65	14.16	3,841,684	0.02	0.90	1.10	5.65	5.83
2023	283,594	12.92	13.38	3,789,128	0.02	0.90	1.10	8.30	8.60
2022	305,161	11.93	12.32	3,756,819	0.01	0.90	1.10	(18.34)	(18.19)
2021	347,089	14.61	15.06	5,222,406	0.01	0.90	1.10	7.66	7.88
2020	386,679	13.28	13.96	5,393,933	0.01	0.90	1.25	10.94	11.32

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Century Ultra®
2024	22,282	44.87	44.87	997,657	—	0.90	0.90	24.22	24.22
2023	21,517	36.12	36.12	775,460	—	0.90	0.90	37.50	37.50
2022	22,266	26.27	26.27	583,642	—	0.90	0.90	(35.18)	(35.18)
2021	23,555	40.53	40.53	952,836	—	0.90	0.90	18.20	18.20
2020	19,693	34.29	34.29	673,845	—	0.90	0.90	43.65	43.65
American Funds IS® Asset Allocation
2024	1,686,974	14.12	15.77	25,483,972	0.02	0.25	1.25	11.27	12.40
2023	1,476,615	12.69	14.03	19,815,174	0.02	0.25	1.45	9.21	10.39
2022	1,599,046	11.62	12.71	19,531,050	0.01	0.25	1.45	(17.24)	(16.44)
2021	2,045,916	14.04	15.21	30,163,919	0.01	0.25	1.25	9.86	11.18
2020	1,850,336	12.78	13.85	24,611,418	0.02	0.25	1.45	7.21	8.54
American Funds IS® Capital World Bond
2024	267,688	5.87	6.56	1,686,872	0.02	0.25	1.25	(7.41)	(6.42)
2023	327,851	6.34	7.01	2,218,609	—	0.25	1.45	1.44	2.49
2022	355,230	6.25	6.84	2,355,477	0.00	0.25	1.45	(21.19)	(20.47)
2021	393,157	7.93	8.60	3,293,883	0.01	0.25	1.45	(9.37)	(8.12)
2020	991,838	8.75	9.48	9,095,196	0.01	0.25	1.45	4.92	6.04
American Funds IS® Global Growth
2024	696,095	17.57	19.62	13,100,166	0.01	0.25	1.25	8.59	9.73
2023	763,044	16.18	17.88	13,147,101	0.01	0.25	1.45	17.25	18.41
2022	764,598	13.80	15.10	11,181,371	0.00	0.25	1.45	(28.05)	(27.30)
2021	854,288	19.18	20.77	17,270,666	0.00	0.25	1.45	11.12	12.39
2020	786,401	17.26	18.71	14,210,435	0.00	0.25	1.45	24.44	25.99
American Funds IS® Global Small Capitalization
2024	72,184	10.87	12.14	850,636	0.01	0.25	1.25	(2.16)	(1.14)
2023	50,880	11.11	12.28	602,015	0.00	0.25	1.45	10.99	12.04
2022	44,218	10.01	10.96	464,923	—	0.25	1.45	(32.64)	(31.93)
2021	44,562	14.86	16.10	692,265	—	0.25	1.45	1.78	3.01
2020	13,903	14.60	15.82	205,015	0.00	0.25	1.45	23.73	25.26

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Funds IS® Growth
2024	152,100	30.74	34.32	4,949,357	—	0.25	1.25	25.83	27.11
2023	147,429	24.43	27.00	3,785,360	0.00	0.25	1.45	32.41	33.73
2022	145,693	18.45	20.19	2,755,323	0.00	0.25	1.45	(33.03)	(32.34)
2021	150,201	27.55	29.84	4,208,923	0.00	0.25	1.45	16.39	17.80
2020	137,685	23.67	25.65	3,292,726	0.00	0.25	1.45	45.13	46.82
American Funds IS® Growth-Income
2024	1,511,578	20.95	23.39	33,883,172	0.01	0.25	1.25	18.76	19.95
2023	1,516,996	17.64	19.50	28,485,449	0.01	0.25	1.45	20.57	21.80
2022	1,628,040	14.63	16.01	25,143,422	0.01	0.25	1.45	(20.14)	(19.35)
2021	1,771,693	18.32	19.85	34,085,570	0.01	0.25	1.45	18.42	19.87
2020	1,536,458	15.47	16.77	24,816,222	0.01	0.25	1.45	8.26	9.61
American Funds IS® International
2024	792,748	8.72	9.73	7,441,385	0.01	0.25	1.25	(1.36)	(0.41)
2023	696,324	8.84	9.77	6,577,194	0.01	0.25	1.45	10.78	11.91
2022	686,051	7.98	8.73	5,812,644	0.01	0.25	1.45	(24.29)	(23.56)
2021	559,252	10.54	11.42	6,226,898	0.02	0.25	1.45	(5.98)	(4.83)
2020	545,375	11.21	12.15	6,412,804	0.00	0.25	1.45	8.73	9.95
American Funds IS® International Growth and Income
2024	64,827	8.44	9.43	597,621	0.02	0.25	1.25	(1.17)	(0.11)
2023	59,732	8.54	9.44	551,196	0.03	0.25	1.45	10.77	11.98
2022	37,206	7.71	8.43	301,591	0.02	0.25	1.45	(19.01)	(18.23)
2021	43,679	9.52	10.31	436,509	0.04	0.25	1.45	0.53	1.68
2020	12,586	9.47	10.27	121,310	0.01	0.25	1.45	1.07	2.39
American Funds IS® Mortgage
2024	5,929	7.70	7.70	45,712	0.05	0.25	0.25	(2.90)	(2.90)
2023	5,265	7.18	7.93	41,800	0.03	0.25	1.45	(0.69)	0.13
2022	7,886	7.23	7.92	62,019	0.01	0.25	1.45	(13.93)	(12.97)
2021	32,111	8.40	9.10	291,786	0.00	0.25	1.45	(5.08)	(4.01)
2020	30,503	8.85	9.60	288,642	0.02	0.25	1.45	1.72	3.00

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Funds IS® New World
2024	421,420	10.33	11.53	4,746,877	0.01	0.25	1.25	1.97	2.95
2023	420,078	10.13	11.20	4,598,804	0.01	0.25	1.45	10.83	12.00
2022	386,722	9.14	10.00	3,782,521	0.01	0.25	1.45	(25.51)	(24.76)
2021	359,350	12.27	13.29	4,664,407	0.01	0.25	1.45	0.08	1.30
2020	246,178	12.26	13.29	3,159,342	0.00	0.25	1.45	17.88	19.30
AMG River Road Mid Cap Value
2024	79,021	22.64	23.48	1,853,940	—	0.90	1.10	8.95	9.21
2023	87,847	20.78	21.50	1,887,337	0.00	0.90	1.10	17.73	17.94
2022	90,510	17.65	18.23	1,648,248	0.01	0.90	1.10	(11.97)	(11.80)
2021	92,199	20.05	20.67	1,903,475	0.00	0.90	1.10	26.66	26.89
2020	102,231	15.49	16.29	1,662,918	0.00	0.90	1.25	(0.51)	(0.12)
Ariel®
2024	111,699	23.07	26.37	2,600,392	—	0.90	1.10	7.28	7.55
2023	123,016	21.45	24.58	2,661,698	0.00	0.90	1.10	11.17	11.37
2022	132,154	19.26	22.11	2,567,033	0.00	0.90	1.10	(22.07)	(21.90)
2021	164,903	24.66	28.37	4,101,007	0.00	0.90	1.10	25.14	25.37
2020	180,815	16.01	22.67	3,582,278	0.00	0.90	1.25	5.40	5.75
Baron Asset
2024	21,687	23.51	23.51	509,742	—	0.90	0.90	6.24	6.24
2023	33,186	22.13	22.13	734,175	—	0.90	0.90	12.56	12.56
2022	33,003	19.66	19.66	648,587	—	0.90	0.90	(28.85)	(28.85)
2021	32,630	27.63	27.63	901,436	—	0.90	0.90	9.56	9.56
2020	35,119	25.22	25.22	885,472	—	0.90	0.90	27.89	27.89
BlackRock Advantage Large Cap Core V.I.
2024	32,337	23.93	30.65	938,299	0.01	0.25	1.25	19.89	21.10
2023	22,518	19.96	25.31	532,320	0.00	0.25	1.45	19.74	20.93
2022	30,635	16.67	20.93	612,174	0.01	0.25	1.45	(23.46)	(22.71)
2021	14,715	21.78	27.08	363,352	0.00	0.25	1.45	22.50	23.99
2020	8,899	17.78	22.26	172,053	0.01	0.25	1.45	14.27	15.70

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BlackRock Advantage Small Cap Growth
2024	7,923	19.82	19.82	157,039	—	0.90	0.90	9.44	9.44
2023	9,084	18.11	18.11	164,564	0.00	0.90	0.90	13.90	13.90
2022	8,814	15.90	15.90	140,122	0.01	0.90	0.90	(28.02)	(28.02)
2021	6,570	22.09	22.09	145,120	—	0.90	0.90	(0.63)	(0.63)
2020	11,071	22.23	22.23	246,109	—	0.90	0.90	28.05	28.05
BlackRock Basic Value V.I.
2024	14,744	15.01	20.11	274,217	0.02	0.25	1.25	5.41	6.57
2023	13,414	14.24	18.87	237,876	0.02	0.25	1.45	11.42	12.52
2022	13,067	12.78	16.77	206,342	0.01	0.25	1.45	(9.04)	(8.16)
2021	12,184	14.05	18.26	209,343	0.01	0.25	1.45	16.02	17.43
2020	10,437	12.11	15.84	151,801	0.02	0.25	1.45	(1.38)	(0.19)
BlackRock Capital Appreciation V.I.
2024	22,331	30.43	35.58	787,967	—	0.25	1.25	26.37	27.66
2023	23,250	24.08	27.87	643,152	—	0.25	1.45	42.49	43.88
2022	16,569	16.90	19.37	317,934	—	0.25	1.45	(40.39)	(39.79)
2021	5,903	28.35	32.17	185,349	—	0.25	1.45	15.62	17.02
2020	9,391	24.52	28.01	258,055	—	0.25	1.45	35.32	36.97
BlackRock Equity Dividend
2024	28,014	19.74	19.74	552,622	0.02	0.90	0.90	5.39	5.39
2023	30,733	18.73	18.73	575,512	0.02	0.90	0.90	8.08	8.08
2022	30,528	17.33	17.33	528,951	0.01	0.90	0.90	(7.87)	(7.87)
2021	45,358	18.81	18.81	852,805	0.01	0.90	0.90	15.47	15.47
2020	47,174	16.29	16.29	768,020	0.02	0.90	0.90	(0.31)	(0.31)
BlackRock Equity Dividend V.I.
2024	638,064	16.59	21.64	10,801,122	0.02	0.25	1.25	5.13	6.18
2023	674,400	15.78	20.38	10,826,540	0.02	0.25	1.45	7.35	8.40
2022	646,850	14.70	18.80	9,591,537	0.01	0.25	1.45	(8.13)	(7.16)
2021	588,523	16.00	20.25	9,428,956	0.01	0.25	1.45	15.11	16.51
2020	535,564	13.67	17.71	7,376,401	0.02	0.25	1.45	(1.00)	0.23

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BlackRock Global Allocation
2024	6,980	12.18	12.18	84,859	0.01	0.90	0.90	4.82	4.82
2023	9,674	11.62	11.62	112,250	0.01	0.90	0.90	8.09	8.09
2022	15,853	10.75	10.75	170,348	—	0.90	0.90	(19.23)	(19.23)
2021	5,656	13.31	13.31	75,183	0.01	0.90	0.90	2.31	2.31
2020	6,575	13.01	13.01	85,391	0.00	0.90	0.90	16.16	16.16
BlackRock Global Allocation V.I.
2024	203,484	10.97	12.54	2,311,943	0.01	0.25	1.25	4.38	5.47
2023	223,807	10.51	11.89	2,425,056	0.02	0.25	1.45	7.79	8.88
2022	252,052	9.75	10.92	2,519,566	—	0.25	1.45	(19.55)	(18.75)
2021	247,070	12.12	13.44	3,049,772	0.01	0.25	1.45	1.76	2.99
2020	271,763	11.91	13.29	3,274,665	0.01	0.25	1.45	15.41	16.78
BlackRock High Yield V.I.
2024	564,102	10.36	11.87	6,028,402	0.06	0.25	1.25	3.29	4.40
2023	763,837	10.03	11.37	7,787,111	0.09	0.25	1.45	8.20	9.33
2022	625,237	9.27	10.40	5,886,223	0.05	0.25	1.45	(14.25)	(13.41)
2021	819,815	10.81	12.01	8,946,433	0.04	0.25	1.45	0.65	1.87
2020	572,723	10.71	11.97	6,171,324	0.06	0.25	1.45	2.38	3.55
BlackRock International Dividend (e)
2024	—	11.58	11.58	—	0.03	0.90	0.90	(0.94)	(0.94)
2023	18,571	11.69	11.69	217,067	0.02	0.90	0.90	11.02	11.02
2022	8,892	10.53	10.53	93,725	0.01	0.90	0.90	(13.76)	(13.76)
2021	11,733	12.21	12.21	143,320	0.02	0.90	0.90	8.82	8.82
2020	7,973	11.22	11.22	89,482	0.01	0.90	0.90	4.66	4.66

(e)	Liquidation. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BlackRock Large Cap Focus Growth V.I.
2024	3,456	32.34	41.19	142,360	—	0.25	1.25	25.89	27.17
2023	47,453	25.69	32.39	1,288,462	—	0.25	1.45	46.13	47.63
2022	5,808	17.58	21.94	127,478	—	0.25	1.45	(40.81)	(40.22)
2021	7,384	29.70	36.70	242,659	—	0.25	1.25	12.63	14.01
2020	6,305	26.37	32.80	179,994	—	0.25	1.45	37.20	38.81
BNY Mellon Appreciation
2024	334,290	21.77	27.77	7,400,819	—	0.90	1.25	7.76	8.09
2023	365,056	20.14	25.74	7,488,396	0.01	0.90	1.25	16.36	16.75
2022	372,230	17.25	19.38	6,527,252	0.01	0.90	1.25	(21.35)	(21.05)
2021	410,865	21.85	24.64	9,081,142	0.00	0.90	1.25	21.74	22.20
2020	424,212	17.88	23.00	7,751,142	0.01	0.90	1.25	18.78	19.27
BNY Mellon Dynamic Value
2024	179,680	25.97	39.09	5,325,262	0.01	0.90	1.25	10.98	11.34
2023	190,680	23.40	35.17	5,058,753	0.01	0.90	1.25	7.88	8.27
2022	197,081	21.69	24.18	4,811,360	0.01	0.90	1.25	(1.50)	(1.14)
2021	165,768	22.02	24.46	4,144,289	0.01	0.90	1.25	27.80	28.26
2020	173,747	17.23	25.77	3,354,168	0.01	0.90	1.25	(0.69)	(0.31)
BNY Mellon IP MidCap Stock
2024	162,449	14.79	14.79	2,398,783	0.01	0.75	0.75	8.19	8.19
2023	152,525	13.67	13.67	2,081,551	0.01	0.75	0.75	13.63	13.63
2022	239,506	12.03	12.03	2,877,526	0.00	0.75	0.75	(17.38)	(17.38)
2021	394,756	14.56	14.56	5,744,015	0.00	0.75	0.75	20.93	20.93
2020	316,378	12.04	12.04	3,805,893	0.01	0.75	0.75	3.88	3.88
BNY Mellon IP Small Cap Stock Index
2024	511,481	16.01	22.72	8,786,938	0.01	0.25	1.25	3.41	4.53
2023	530,603	15.40	21.74	8,690,493	0.01	0.25	1.45	10.61	11.72
2022	503,837	14.04	19.17	7,350,166	0.01	0.25	1.45	(20.09)	(19.28)
2021	500,013	17.57	24.12	8,890,587	0.01	0.25	1.45	20.67	22.13
2020	452,522	14.20	19.75	6,608,653	0.01	0.25	1.45	5.74	7.05

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BNY Mellon IP Technology Growth
2024	515,655	30.40	42.06	21,067,907	—	0.25	1.35	20.02	21.36
2023	476,885	25.31	34.84	16,376,270	—	0.25	1.45	52.24	53.95
2022	442,447	16.61	20.37	9,930,805	—	0.25	1.45	(48.72)	(48.22)
2021	477,385	32.39	39.34	20,742,158	—	0.25	1.45	7.72	9.04
2020	471,784	30.07	40.69	18,700,260	0.00	0.25	1.45	62.19	64.16
BNY Mellon Opportunistic Midcap Value
2024	105,860	23.65	39.34	2,689,388	—	0.90	1.25	6.34	6.70
2023	104,647	22.24	36.94	2,471,817	0.01	0.90	1.25	7.65	8.06
2022	102,963	20.66	21.70	2,246,672	0.00	0.90	1.25	(11.82)	(11.50)
2021	109,159	23.43	24.52	2,684,051	0.00	0.90	1.25	10.94	11.30
2020	118,604	21.12	34.92	2,618,842	0.00	0.90	1.25	13.85	14.26
BNY Mellon Stock Index
2024	1,536	24.57	32.89	50,629	—	0.25	1.25	19.16	20.34
2023	6,909	20.62	27.33	176,616	0.01	0.25	1.45	20.37	21.63
2022	1,820	22.47	22.47	41,024	0.02	0.25	0.25	(21.13)	(21.13)
2021	1,954	21.93	28.49	55,819	0.00	0.25	1.45	22.51	24.03
2020	7,135	17.90	23.32	162,959	0.01	0.25	1.45	12.58	13.92
BNY Mellon VIF Appreciation
2024	274,190	20.54	25.68	5,631,619	—	0.25	1.25	7.75	8.86
2023	330,534	18.96	23.59	6,299,803	0.00	0.25	1.45	15.69	16.84
2022	314,001	16.51	20.19	5,138,973	0.00	0.25	1.45	(21.64)	(20.85)
2021	337,319	20.71	25.51	7,006,865	0.00	0.25	0.75	22.11	22.70
2020	313,594	16.96	21.11	5,328,880	0.01	0.25	1.45	17.99	19.40
Calamos® Growth
2024	330,630	29.34	36.01	9,799,483	—	0.90	1.10	26.89	27.18
2023	367,532	23.07	28.38	8,560,614	—	0.90	1.10	32.06	32.36
2022	404,966	17.43	21.49	7,124,514	—	0.90	1.10	(35.98)	(35.90)
2021	416,324	27.19	33.57	11,409,195	—	0.90	1.10	18.29	18.58
2020	447,975	19.85	28.38	10,348,347	—	0.90	1.25	27.33	27.81

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Calamos® Growth and Income
2024	375,768	20.91	28.48	9,807,295	0.01	0.90	1.25	15.63	16.04
2023	410,238	18.02	24.60	9,249,045	0.01	0.90	1.10	15.49	15.74
2022	423,807	19.82	21.30	8,246,271	0.01	0.90	1.10	(21.75)	(21.60)
2021	438,519	25.28	27.22	10,893,442	0.00	0.90	1.10	16.23	16.50
2020	409,322	17.05	23.42	8,674,810	0.01	0.90	1.25	17.31	17.74
Calamos® High Income Opportunities
2024	31,105	10.59	11.29	351,440	0.07	0.90	1.25	3.22	3.58
2023	30,771	10.26	10.90	335,061	0.05	0.90	1.25	7.55	8.03
2022	48,125	9.54	10.09	483,272	0.06	0.90	1.25	(14.05)	(13.83)
2021	35,842	11.10	11.71	419,033	0.05	0.90	1.25	2.02	2.36
2020	39,242	10.88	11.44	448,211	0.05	0.90	1.25	0.37	0.79
ClearBridge Small Cap Growth
2024	—	19.51	19.51	—	—	0.90	0.90	0.10	0.10
2023	1,049	19.49	19.49	20,439	—	0.90	0.90	4.50	4.50
2022	1,018	18.65	18.65	18,987	—	0.90	0.90	(31.53)	(31.53)
2021	989	27.24	27.24	26,919	—	0.90	0.90	7.63	7.63
2020	960	25.31	25.31	24,278	—	0.90	0.90	37.93	37.93
ClearBridge Variable Growth (c)
2024	254,625	17.30	19.63	4,965,231	—	0.75	1.35	7.65	8.21
2023	292,183	16.07	18.14	5,257,229	0.00	0.75	1.35	18.86	19.58
2022	314,374	13.52	15.17	4,744,827	—	0.75	1.35	(29.73)	(29.24)
2021	350,392	19.24	21.44	7,481,961	0.00	0.75	1.35	5.37	5.98
2020	539,789	18.26	20.23	10,635,452	0.00	0.75	1.35	12.72	13.33

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
ClearBridge Variable Small Cap Growth
2024	189,955	20.56	23.48	4,403,803	—	0.75	1.35	0.05	0.64
2023	279,473	20.55	23.33	6,346,937	—	0.75	1.35	3.79	4.43
2022	312,778	19.80	22.34	6,764,918	—	0.75	1.35	(31.87)	(31.47)
2021	322,798	29.06	32.60	10,174,791	—	0.75	1.35	7.79	8.49
2020	362,282	26.96	30.05	10,545,530	—	0.75	1.35	37.13	37.97
Delaware VIP Global Equity (d)
2024	—	15.85	15.85	—	0.08	0.25	0.25	6.38	6.38
2023	8,681	14.90	14.90	129,359	0.02	0.25	0.25	10.45	10.45
2022	9,181	13.49	13.49	123,863	0.04	0.25	0.25	(14.13)	(14.13)
2021	9,644	15.71	15.71	151,520	0.01	0.25	0.25	13.18	13.18
2020	2,506	11.90	14.14	34,782	0.02	0.25	1.45	(1.41)	(0.14)
Delaware VIP Real Estate Securities (e)
2024	—	10.69	13.94	—	0.06	0.25	1.25	(9.79)	(9.48)
2023	3,862	11.85	15.40	50,272	0.02	0.25	1.45	4.96	5.99
2022	3,766	11.29	14.53	46,550	0.01	0.25	1.45	(28.00)	(27.28)
2021	3,188	15.68	19.98	53,190	0.01	0.25	1.45	37.42	39.14
2020	4,665	11.41	14.64	55,409	0.02	0.25	1.45	(7.39)	(6.21)
Dimensional VA Equity Allocation
2024	132,483	15.06	15.06	1,995,782	0.02	0.25	0.25	11.47	11.47
2023	121,187	13.51	13.51	1,638,517	0.03	0.25	0.25	16.27	16.27
2022	45,580	11.62	11.62	529,647	0.02	0.25	0.25	(16.40)	(16.40)
2021	41,859	13.90	13.90	582,038	0.03	0.25	0.25	20.35	20.35
2020	22,472	11.27	11.58	259,678	0.01	0.25	1.85	6.82	8.53

(d)	Merger. See Note 1.
(e)	Liquidation. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Dimensional VA Global Bond Portfolio
2024	296,073	6.92	7.76	2,297,220	0.05	0.25	1.65	0.58	1.97
2023	265,559	6.88	7.61	2,019,594	0.04	0.25	1.85	0.29	1.74
2022	244,894	6.86	7.48	1,831,415	0.02	0.25	1.85	(10.56)	(9.33)
2021	113,581	7.67	8.25	936,204	0.01	0.25	1.85	(5.77)	(4.29)
2020	40,574	8.14	8.75	348,673	0.00	0.25	1.85	(3.33)	(1.80)
Dimensional VA Global Moderate Allocation
2024	36,126	12.89	12.89	465,659	0.02	0.25	0.25	8.41	8.41
2023	51,897	11.89	11.89	617,121	0.03	0.25	0.25	11.02	11.02
2022	54,905	10.71	10.71	587,909	0.02	0.25	0.25	(13.77)	(13.77)
2021	33,270	12.42	12.42	413,498	0.03	0.25	0.25	10.50	10.50
2020	—	10.97	11.27	—	—	0.25	1.85	5.99	7.74
Dimensional VA International Small Portfolio
2024	228,592	11.21	13.98	3,140,928	0.04	0.25	1.65	(0.97)	0.50
2023	200,621	11.32	13.91	2,740,671	0.03	0.25	1.85	8.95	10.48
2022	170,254	10.39	12.59	2,101,310	0.03	0.25	1.85	(21.35)	(20.32)
2021	132,844	13.21	15.80	2,049,035	0.04	0.25	1.65	9.08	10.96
2020	49,975	12.11	14.46	665,782	0.02	0.25	1.85	4.22	5.86
Dimensional VA International Value Portfolio
2024	312,211	10.53	12.87	3,983,777	0.04	0.25	1.65	1.74	3.21
2023	303,937	10.35	12.47	3,759,891	0.06	0.25	1.85	12.50	14.09
2022	208,890	9.20	10.93	2,256,773	0.05	0.25	1.85	(7.82)	(6.58)
2021	107,165	9.98	11.70	1,231,337	0.05	0.25	1.65	12.51	14.37
2020	53,842	8.87	10.39	536,046	0.01	0.25	1.85	(6.43)	(4.94)
Dimensional VA Short-Term Fixed Portfolio
2024	891,238	6.74	7.63	6,797,678	0.06	0.25	1.65	0.60	2.01
2023	645,305	6.70	7.48	4,807,316	0.05	0.25	1.85	0.15	1.63
2022	385,273	6.69	7.36	2,820,228	0.02	0.25	1.85	(5.64)	(4.29)
2021	162,616	7.09	7.69	1,247,891	0.00	0.25	1.85	(4.83)	(3.39)
2020	46,315	7.45	8.08	366,704	0.00	0.25	1.85	(4.24)	(2.65)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Dimensional VA U.S. Large Value Portfolio
2024	333,001	16.14	23.44	7,478,337	0.02	0.25	1.65	8.25	9.74
2023	315,423	14.91	21.36	6,454,232	0.02	0.25	1.85	5.82	7.40
2022	262,948	14.09	19.59	4,979,240	0.02	0.25	1.85	(9.16)	(7.90)
2021	188,530	15.51	21.60	3,842,822	0.02	0.25	1.65	20.98	23.01
2020	155,317	12.82	17.56	2,534,036	0.02	0.25	1.85	(6.08)	(4.57)
Dimensional VA U.S. Targeted Value Portfolio
2024	153,311	16.91	24.61	3,618,856	0.01	0.25	1.65	3.24	4.68
2023	168,557	16.38	23.51	3,758,695	0.02	0.25	1.85	14.55	16.21
2022	170,859	14.30	20.23	3,117,552	0.01	0.25	1.85	(8.51)	(7.29)
2021	121,156	15.63	21.82	2,491,539	0.02	0.25	1.65	33.02	35.28
2020	89,465	11.75	16.38	1,317,411	0.02	0.25	1.85	(0.93)	0.61
DWS Capital Growth VIP (e)
2024	—	36.88	36.88	—	—	0.25	0.25	15.94	15.94
2023	1,552	31.81	31.81	49,387	—	0.25	0.25	33.77	33.77
2022	1,510	23.78	23.78	35,904	—	0.25	0.25	(33.09)	(33.09)
2021	1,838	35.54	35.54	65,306	—	0.25	0.25	18.51	18.51
2020	1,796	24.64	30.55	53,821	0.00	0.25	1.45	32.69	34.23
DWS Core Equity VIP (e)
2024	—	23.38	30.80	—	0.01	0.25	1.25	12.57	13.07
2023	5,276	20.77	20.77	109,726	0.01	1.25	1.45	19.99	19.99
2022	5,131	17.31	17.31	88,944	0.00	1.45	1.45	(19.23)	(19.23)
2021	4,990	21.43	21.43	107,084	0.00	1.45	1.45	19.52	19.52
2020	4,844	17.93	23.21	86,972	0.01	0.25	1.45	10.61	11.96

(e)	Liquidation. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
DWS CROCI® U.S. VIP (e)
2024	—	11.78	15.04	—	0.02	0.25	1.25	7.97	8.44
2023	647	13.87	13.87	8,979	0.01	0.25	0.25	16.55	16.55
2022	753	11.90	11.90	8,965	0.01	0.25	0.25	(18.38)	(18.38)
2021	775	14.58	14.58	11,295	0.02	0.25	0.25	22.21	22.21
2020	935	9.69	12.15	11,152	0.02	0.25	1.45	(16.25)	(15.27)
DWS Global Small Cap VIP (e)
2024	—	10.01	12.23	—	0.02	0.25	1.25	(2.15)	(1.61)
2023	9,290	10.23	12.43	111,274	0.01	0.25	1.45	19.09	20.21
2022	8,728	8.59	10.34	86,990	0.00	0.25	1.45	(27.39)	(26.67)
2021	3,922	11.83	14.10	51,153	0.00	0.25	1.45	9.64	11.02
2020	3,809	10.79	12.94	44,993	0.01	0.25	1.45	11.81	13.21
DWS High Income VIP (e)
2024	—	9.44	10.74	—	0.06	0.25	1.25	0.21	0.66
2023	11,168	9.42	10.67	114,872	0.07	0.25	1.45	6.44	7.45
2022	22,199	8.85	9.93	216,726	0.05	0.25	1.45	(13.15)	(12.28)
2021	27,657	10.19	11.32	308,514	0.00	0.25	1.45	(0.78)	0.53
2020	998	10.27	11.44	11,245	0.05	0.25	1.45	1.18	2.42
DWS International Growth VIP (e)
2024	—	12.01	12.01	—	0.02	0.25	0.25	6.10	6.10
2023	770	11.32	11.32	8,750	0.01	0.25	0.25	12.08	12.08
2022	903	10.10	10.10	9,144	0.01	0.25	0.25	(31.01)	(31.01)
2021	929	14.64	14.64	13,625	0.00	0.25	0.25	4.42	4.42
2020	1,121	13.54	14.28	15,739	0.01	0.25	1.45	16.93	18.31

(e)	Liquidation. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
DWS Small Mid Cap Value VIP
2024	4,786	11.83	14.40	66,887	0.01	0.25	1.25	1.37	2.42
2023	4,806	11.67	14.06	65,745	0.01	0.25	1.45	9.89	10.97
2022	2,591	10.62	12.67	31,336	0.00	0.25	1.45	(19.67)	(18.83)
2021	2,314	13.22	15.61	35,007	0.00	0.25	1.45	24.37	25.89
2020	1,027	10.63	12.63	10,905	0.01	0.25	1.45	(5.43)	(4.32)
Eaton Vance VT Floating-Rate Income
2024	499,937	9.18	10.26	4,652,410	0.08	0.25	1.25	3.15	4.27
2023	456,341	8.90	9.84	4,120,991	0.07	0.25	1.45	6.59	7.66
2022	451,099	8.35	9.14	3,824,315	0.04	0.25	1.45	(6.81)	(5.87)
2021	489,492	8.96	9.71	4,421,594	0.03	0.25	1.45	(0.88)	0.31
2020	212,622	9.04	9.80	1,939,202	0.02	0.25	1.45	(2.48)	(1.31)
Federated Hermes Corporate Bond
2024	569,244	9.72	10.37	5,890,985	0.04	0.90	1.25	(1.92)	(1.52)
2023	520,526	9.91	10.53	5,473,275	0.04	0.90	1.25	3.34	3.74
2022	617,278	9.59	10.15	6,264,892	0.03	0.90	1.25	(18.24)	(17.95)
2021	597,778	11.73	12.37	7,386,684	0.03	0.90	1.25	(4.17)	(3.81)
2020	632,999	12.24	12.86	8,140,764	0.04	0.90	1.25	4.26	4.64
Federated Hermes Fund for U.S. Government Securities II
2024	246,515	6.36	7.75	1,601,764	0.04	0.25	1.45	(3.93)	(2.64)
2023	302,591	6.62	7.96	2,068,699	0.03	0.25	1.45	(0.30)	0.89
2022	323,666	6.64	7.89	2,219,013	0.02	0.25	1.45	(16.37)	(15.43)
2021	339,818	7.94	9.33	2,820,811	0.02	0.25	1.45	(6.37)	(5.09)
2020	669,476	8.48	10.11	5,826,857	0.03	0.25	1.45	0.57	1.92
Federated Hermes High Income Bond II
2024	230,994	9.68	14.31	3,297,469	0.06	0.25	1.35	1.27	2.45
2023	271,467	9.55	14.13	3,821,358	0.06	0.25	1.45	7.70	8.87
2022	283,388	8.86	12.74	3,702,320	0.05	0.25	1.45	(15.54)	(14.73)
2021	333,997	10.49	14.94	5,172,672	0.05	0.25	1.45	(0.10)	1.08
2020	392,381	10.50	15.56	6,079,125	0.03	0.25	1.45	0.86	2.15

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® Advisor Dividend Growth
2024	126,710	18.71	24.00	2,382,924	0.01	0.90	1.10	21.46	21.65
2023	142,215	15.38	19.76	2,201,195	0.01	0.90	1.10	12.34	12.59
2022	149,018	13.66	17.59	2,039,936	0.01	0.90	1.10	(15.88)	(15.73)
2021	159,930	16.21	20.91	2,602,050	0.00	0.90	1.10	22.28	22.52
2020	167,664	13.23	17.10	2,226,007	0.01	0.90	1.25	(2.76)	(2.43)
Fidelity® Advisor International Capital Appreciation (f)
2024	14,482	16.70	20.39	242,707	—	0.90	1.10	3.19	3.34
2023	16,560	16.16	19.76	268,307	—	0.90	1.10	21.90	22.15
2022	17,725	13.23	16.21	234,989	—	0.90	1.10	(29.86)	(29.70)
2021	19,982	18.82	23.11	376,781	—	0.90	1.10	7.19	7.42
2020	23,434	17.52	21.56	412,836	—	0.90	1.10	16.73	16.96
Fidelity® Advisor Leveraged Company Stock Class M-1 (d)
2024	—	24.36	24.36	—	0.01	0.90	0.90	21.98	21.98
2023	3,632	19.97	19.97	72,666	0.00	0.90	0.90	20.74	20.74
2022	3,975	16.54	16.54	65,874	0.00	0.90	0.90	(26.52)	(26.52)
2021	3,606	22.51	22.51	81,307	0.00	0.90	0.90	20.05	20.05
2020	3,628	18.75	18.75	68,163	—	0.90	0.90	23.68	23.68
Fidelity® Advisor Leveraged Company Stock Class M-2 (a)(d)
2024	9,258	9.95	9.95	92,092	—	0.90	0.90	(0.50)	(0.50)
Fidelity® Advisor New Insights
2024	11,170	30.28	30.28	338,491	—	0.90	0.90	29.40	29.40
2023	11,576	23.40	23.40	271,064	0.00	0.90	0.90	30.43	30.43
2022	10,808	17.94	17.94	194,048	0.00	0.90	0.90	(30.41)	(30.41)
2021	13,541	25.78	25.78	349,204	—	0.90	0.90	19.24	19.24
2020	14,423	21.62	21.62	311,905	—	0.90	0.90	18.60	18.60

(a)	New subaccount. See Note 1.
(d)	Merger. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® Advisor Real Estate
2024	84,241	8.83	21.21	1,135,535	0.01	0.90	1.25	1.38	1.84
2023	97,942	8.71	20.84	1,280,465	0.02	0.90	1.25	5.96	6.38
2022	103,699	8.22	8.70	1,264,915	0.01	0.90	1.25	(31.21)	(30.95)
2021	129,534	11.95	28.39	2,150,541	0.01	0.90	1.25	32.48	32.91
2020	143,676	9.02	21.36	1,816,554	0.01	0.90	1.25	(10.96)	(10.65)
Fidelity® Advisor Stock Selector Mid Cap
2024	99,828	21.61	28.93	2,158,488	—	0.90	1.10	7.43	7.62
2023	111,373	20.08	26.93	2,237,593	0.00	0.90	1.10	11.88	12.12
2022	126,959	17.91	24.07	2,274,317	0.00	0.90	1.10	(17.74)	(17.58)
2021	133,502	21.73	29.26	2,907,795	0.00	0.90	1.10	17.70	17.97
2020	153,714	18.42	24.86	2,837,587	0.01	0.90	1.10	7.95	8.16
Fidelity® Advisor Value Strategies
2024	90,197	24.43	32.36	2,220,399	—	0.90	1.10	4.29	4.49
2023	95,396	23.38	31.03	2,245,889	0.00	0.90	1.10	15.05	15.34
2022	100,376	20.27	26.97	2,048,614	0.00	0.90	1.10	(11.49)	(11.37)
2021	110,875	22.87	30.47	2,598,277	0.01	0.90	1.10	27.28	27.62
2020	95,614	15.39	23.94	1,726,583	0.01	0.90	1.25	3.22	3.52
Fidelity® VIP Balanced
2024	234,718	17.56	21.12	4,752,706	0.02	0.25	1.25	10.79	11.92
2023	172,558	15.85	18.87	3,092,774	0.02	0.25	1.45	16.20	17.35
2022	157,312	13.64	16.08	2,389,373	0.01	0.25	1.45	(21.56)	(20.79)
2021	215,787	17.39	20.30	3,945,770	0.01	0.25	1.45	12.85	14.24
2020	80,655	15.41	18.11	1,370,341	0.01	0.25	1.45	16.74	18.21
Fidelity® VIP Contrafund
2024	574,942	26.33	38.36	20,121,690	—	0.25	1.35	27.74	29.18
2023	603,409	20.59	30.03	16,878,824	0.00	0.25	1.45	27.46	28.88
2022	625,617	16.14	20.25	13,625,278	0.00	0.25	1.45	(29.52)	(28.82)
2021	703,352	22.90	28.45	21,753,584	0.00	0.25	1.45	21.94	23.43
2020	761,280	18.78	27.42	19,434,949	0.00	0.25	1.45	24.54	26.09

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® VIP Disciplined Small Cap
2024	45,827	15.98	21.79	995,303	0.01	0.25	1.25	11.67	12.84
2023	40,484	14.31	19.31	778,833	0.01	0.25	1.45	15.68	16.82
2022	34,885	12.37	16.53	571,782	0.01	0.25	1.45	(21.86)	(21.06)
2021	32,521	15.83	20.94	666,203	0.00	0.25	1.45	15.21	16.53
2020	3,881	13.74	18.31	57,796	0.01	0.25	1.45	12.90	14.37
Fidelity® VIP Emerging Markets
2024	122,281	11.38	12.37	1,507,503	0.01	0.25	1.25	5.08	6.18
2023	84,626	10.83	11.65	982,788	0.02	0.25	1.45	4.94	6.01
2022	69,160	10.32	10.99	757,701	0.02	0.25	1.45	(23.67)	(22.93)
2021	56,161	13.52	14.26	798,182	0.02	0.25	1.45	(6.63)	(5.50)
2020	41,226	14.48	15.33	618,455	0.01	0.25	1.45	25.15	26.69
Fidelity® VIP Equity-Income
2024	394,815	16.56	16.56	6,551,500	0.02	0.75	0.75	10.77	10.77
2023	305,439	14.95	14.95	4,575,471	0.02	0.75	0.75	6.33	6.33
2022	308,131	14.06	14.06	4,341,164	0.02	0.75	0.75	(8.70)	(8.70)
2021	337,551	15.40	15.40	5,208,574	0.02	0.75	0.75	20.03	20.03
2020	278,656	12.83	12.83	3,583,843	0.01	0.75	0.75	2.48	2.48
Fidelity® VIP Growth & Income
2024	382,971	20.84	30.10	8,220,780	0.01	0.25	1.25	16.83	18.09
2023	362,973	17.74	25.49	6,497,922	0.01	0.25	1.45	13.47	14.56
2022	369,064	15.81	22.25	5,782,799	0.02	0.25	1.45	(9.14)	(8.17)
2021	342,001	17.40	24.23	5,875,054	0.02	0.25	1.45	20.17	21.64
2020	299,240	14.07	20.30	4,247,734	0.02	0.25	1.45	2.91	4.10
Fidelity® VIP Growth Opportunities
2024	1,224,881	39.44	50.71	50,141,523	—	0.25	1.35	32.60	34.12
2023	1,347,949	29.71	37.81	41,274,184	—	0.25	1.45	39.13	40.66
2022	1,357,883	21.33	27.62	29,624,568	—	0.25	1.45	(40.88)	(40.27)
2021	1,480,594	36.08	45.00	54,699,311	—	0.25	1.45	6.81	8.10
2020	1,516,109	33.21	42.78	52,367,164	—	0.25	1.45	60.86	62.85

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® VIP High Income
2024	154,339	9.27	10.42	1,483,290	0.07	0.25	1.25	4.16	5.15
2023	136,069	8.90	9.91	1,247,004	0.05	0.25	1.45	5.58	6.67
2022	131,664	8.43	9.43	1,138,815	0.01	0.25	1.45	(15.36)	(14.51)
2021	956,319	9.96	10.87	9,549,997	0.02	0.25	1.45	(0.20)	1.02
2020	988,519	9.98	10.93	9,878,683	0.04	0.25	1.45	(2.06)	(0.82)
Fidelity® VIP Index 500
2024	1,047,925	25.02	30.76	28,559,408	0.01	0.25	1.40	19.17	20.58
2023	1,063,270	20.96	25.51	24,088,148	0.01	0.25	1.45	20.51	21.89
2022	1,042,992	17.37	20.93	19,433,936	0.01	0.25	1.45	(21.83)	(21.02)
2021	1,193,327	23.17	26.50	28,267,662	0.01	0.25	1.40	22.69	24.18
2020	1,174,888	18.11	21.34	22,549,081	0.01	0.25	1.45	12.76	14.12
Fidelity® VIP Investment Grade Bond
2024	878,322	7.56	9.34	7,780,495	0.03	0.25	1.35	(2.83)	(1.68)
2023	817,346	7.77	9.50	7,314,593	0.03	0.25	1.45	1.44	2.59
2022	620,255	7.65	9.26	5,347,190	0.02	0.25	1.45	(16.85)	(16.05)
2021	592,706	9.20	11.03	6,076,230	0.02	0.25	1.45	(5.15)	(4.00)
2020	662,822	9.70	11.81	7,144,248	0.02	0.25	1.45	4.41	5.64
Fidelity® VIP Mid Cap
2024	46,226	17.28	20.71	925,059	—	0.25	1.25	12.28	13.42
2023	32,792	15.39	18.26	574,320	0.00	0.25	1.45	10.09	11.21
2022	45,272	13.98	16.42	723,544	0.00	0.25	1.45	(18.48)	(17.69)
2021	46,160	17.15	19.95	897,454	0.00	0.25	1.45	19.85	21.28
2020	34,989	14.31	16.76	559,125	0.00	0.25	1.45	12.68	14.09
Fidelity® VIP Overseas
2024	501,328	11.43	12.92	5,825,607	0.01	0.25	1.25	0.43	1.49
2023	473,873	11.33	12.73	5,412,874	0.01	0.25	1.45	15.19	16.36
2022	544,548	10.07	10.94	5,364,010	0.01	0.25	1.45	(27.81)	(27.07)
2021	480,316	13.95	15.00	6,517,890	0.00	0.25	1.45	14.25	15.56
2020	557,012	11.72	13.23	6,547,613	0.00	0.25	1.45	10.30	11.65

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® VIP Real Estate
2024	16,325	10.40	14.02	226,922	0.04	0.25	1.25	1.86	2.86
2023	13,864	10.21	13.63	187,169	0.02	0.25	1.45	6.24	7.32
2022	15,078	9.61	12.70	187,608	0.01	0.25	1.45	(30.66)	(29.99)
2021	24,112	13.86	18.14	432,911	0.01	0.25	1.45	32.63	34.27
2020	20,012	10.45	13.77	264,131	0.02	0.25	1.45	(10.84)	(9.76)
Fidelity® VIP Strategic Income
2024	212,193	8.81	10.12	2,132,412	0.04	0.25	1.25	1.38	2.43
2023	152,682	8.69	9.88	1,502,612	0.05	0.25	1.45	4.57	5.67
2022	124,234	8.31	9.35	1,152,232	0.03	0.25	1.45	(15.20)	(14.30)
2021	154,678	9.80	10.91	1,679,505	0.03	0.25	1.45	(1.01)	0.18
2020	114,754	9.90	11.10	1,246,047	0.02	0.25	1.45	2.48	3.74
Franklin Allocation VIP Fund
2024	160,699	12.28	12.28	1,970,688	0.02	0.75	0.75	4.87	4.87
2023	177,823	11.71	11.71	2,079,565	0.01	0.75	0.75	10.47	10.47
2022	198,257	10.60	10.60	2,100,585	0.01	0.75	0.75	(19.27)	(19.27)
2021	235,454	13.13	13.13	3,090,071	0.02	0.75	0.75	7.36	7.36
2020	251,768	12.23	12.23	3,076,226	0.01	0.75	0.75	7.66	7.66
Franklin DynaTech VIP
2024	6,851	24.78	29.61	180,286	—	0.25	1.25	24.96	26.27
2023	6,695	19.83	23.45	140,499	—	0.25	1.45	37.80	39.17
2022	5,949	14.39	16.85	89,311	—	0.25	1.45	(42.44)	(41.86)
2021	46,514	25.00	28.98	1,327,060	—	0.25	1.45	11.11	12.46
2020	43,994	22.50	26.26	1,121,136	—	0.25	1.45	38.55	40.20
Franklin Growth and Income VIP Fund
2024	38,263	17.70	23.71	735,918	0.02	0.25	1.25	13.10	14.21
2023	37,209	15.65	20.76	631,196	0.02	0.25	1.25	4.47	5.54
2022	36,189	14.98	19.67	586,176	0.03	0.25	1.45	(10.73)	(9.81)
2021	31,726	16.78	21.81	578,205	0.02	0.25	1.45	19.86	21.23
2020	29,615	14.00	18.33	445,327	0.01	0.25	1.45	0.86	2.17

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Franklin Income VIP Fund
2024	806,912	11.19	13.65	9,945,376	0.06	0.25	1.35	2.61	3.80
2023	909,447	10.89	13.15	10,872,674	0.05	0.25	1.45	3.98	5.12
2022	1,014,632	10.46	12.51	11,597,334	0.06	0.25	1.45	(9.44)	(8.49)
2021	1,236,326	11.55	13.67	15,296,637	0.06	0.25	1.45	11.70	13.07
2020	989,408	10.34	12.32	11,086,207	0.05	0.25	1.45	(3.72)	(2.53)
Franklin Large Cap Growth VIP Fund
2024	1,226	24.57	24.57	30,114	—	1.25	1.25	20.97	20.97
2023	1,193	20.31	20.31	24,232	—	1.25	1.45	34.68	34.68
2022	—	15.08	19.17	—	—	0.25	1.45	(39.17)	(38.54)
2021	—	24.79	24.79	—	—	1.45	1.45	10.23	10.23
2020	668	22.49	28.48	14,996	—	0.25	1.45	38.31	40.02
Franklin Mutual Global Discovery VIP Fund
2024	561,054	12.33	13.69	7,664,710	0.02	0.75	1.35	0.16	0.74
2023	601,236	12.29	13.59	8,144,129	0.02	0.75	1.45	15.15	15.96
2022	699,919	10.66	11.72	8,189,595	0.01	0.75	1.45	(8.73)	(8.29)
2021	726,387	11.68	14.52	9,260,858	0.03	0.25	1.45	13.95	15.33
2020	832,842	10.25	12.82	9,260,766	0.02	0.25	1.45	(8.65)	(7.57)
Franklin Mutual Shares VIP Fund
2024	2,047	12.42	16.24	26,624	0.02	0.25	1.25	6.70	7.69
2023	2,026	11.64	15.08	24,667	0.03	0.25	1.45	8.68	9.83
2022	1,249	10.71	13.73	14,320	0.01	0.25	1.45	(11.27)	(10.38)
2021	6,567	12.07	15.32	80,146	0.02	0.25	1.45	13.98	15.36
2020	2,705	10.59	13.53	29,367	0.02	0.25	1.45	(9.18)	(8.08)
Franklin Rising Dividends VIP Fund
2024	47,778	19.46	27.10	1,101,398	0.01	0.25	1.25	6.16	7.24
2023	41,453	18.33	25.27	880,221	0.01	0.25	1.45	7.44	8.50
2022	43,734	17.06	23.29	854,686	0.01	0.25	1.45	(14.31)	(13.39)
2021	37,153	19.91	26.89	806,309	0.01	0.25	1.45	21.33	22.73
2020	55,324	16.41	22.33	960,110	0.01	0.25	1.45	10.88	12.27

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Franklin Small Cap Value VIP Fund
2024	327,423	15.23	20.04	5,718,027	0.01	0.25	1.35	6.95	8.15
2023	226,295	14.23	18.53	3,767,629	0.00	0.25	1.45	7.98	9.13
2022	216,908	13.17	16.98	3,294,004	0.01	0.25	1.45	(13.75)	(12.92)
2021	227,846	15.27	19.50	3,997,832	0.02	0.25	1.45	19.86	21.42
2020	180,728	12.74	16.37	2,628,060	0.01	0.25	1.45	0.55	1.80
Franklin Small-Mid Cap Growth VIP Fund
2024	112,602	18.07	42.20	2,565,645	—	0.25	1.45	6.18	7.46
2023	136,867	16.98	39.27	2,831,905	—	0.25	1.45	21.21	22.72
2022	129,299	16.41	32.00	2,204,951	—	0.25	1.45	(36.54)	(35.79)
2021	152,284	25.86	49.84	4,021,652	—	0.25	1.45	5.21	6.50
2020	266,252	20.90	47.92	6,645,295	—	0.25	1.45	48.33	50.13
Franklin Strategic Income VIP Fund
2024	186,036	7.67	9.05	1,506,184	0.04	0.25	1.25	(0.26)	0.78
2023	215,605	7.69	8.98	1,743,346	0.04	0.25	1.45	3.64	4.66
2022	238,259	7.42	7.76	1,839,031	0.04	0.75	1.45	(14.52)	(14.06)
2021	247,613	8.68	9.03	2,226,806	0.01	0.75	1.45	(2.25)	(1.63)
2020	988,734	8.88	10.24	9,068,322	0.04	0.25	1.45	(1.11)	0.20
Franklin U.S. Government Securities VIP Fund
2024	88,532	6.60	7.18	627,863	0.01	0.25	1.25	(2.94)	(1.78)
2023	29,863	6.80	7.31	214,564	0.01	0.25	1.45	0.15	1.11
2022	30,784	6.79	7.23	219,450	0.03	0.25	1.45	(13.50)	(12.68)
2021	16,441	7.85	8.28	133,102	0.03	0.25	1.45	(6.10)	(4.94)
2020	20,390	8.36	8.88	174,388	0.06	0.25	1.45	(0.71)	0.57
Goldman Sachs Emerging Markets Equity
2024	136,311	7.65	8.15	1,108,411	0.01	0.90	1.25	4.08	4.35
2023	123,451	7.35	7.81	963,012	0.01	0.90	1.25	1.66	2.09
2022	210,040	7.23	7.65	1,605,992	—	0.90	1.25	(33.24)	(33.01)
2021	314,601	10.83	11.42	3,584,776	0.01	0.90	1.25	(6.96)	(6.70)
2020	328,212	11.64	12.24	4,011,974	—	0.90	1.25	24.89	25.28

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Goldman Sachs Government Income
2024	169,488	6.31	6.72	1,139,259	0.02	0.90	1.25	(3.81)	(3.59)
2023	206,599	6.56	6.97	1,436,725	0.02	0.90	1.25	(0.30)	—
2022	231,056	6.58	6.97	1,606,249	0.01	0.90	1.25	(16.60)	(16.33)
2021	419,709	7.89	8.33	3,474,104	0.01	0.90	1.25	(6.74)	(6.30)
2020	414,453	8.46	8.89	3,666,610	0.01	0.90	1.25	1.68	2.07
Goldman Sachs VIT International Equity Insights
2024	15,584	9.77	11.14	165,633	0.03	0.25	1.25	1.45	2.48
2023	13,948	9.63	10.87	144,546	0.03	0.25	1.45	13.43	14.66
2022	8,244	8.49	9.48	75,665	0.02	0.25	1.45	(17.25)	(16.48)
2021	14,591	10.26	11.35	162,324	0.04	0.25	1.45	6.88	8.20
2020	4,369	9.60	10.69	45,848	0.01	0.25	1.45	1.91	3.09
Goldman Sachs VIT Large Cap Value
2024	7,758	21.12	21.12	163,852	0.02	0.25	0.25	13.06	13.06
2023	—	18.33	18.68	—	—	0.25	0.25	9.11	9.11
2022	244	16.80	16.80	4,108	0.01	0.25	0.25	(9.53)	(9.53)
2021	239	18.57	18.57	4,441	0.01	0.25	0.25	19.96	19.96
2020	233	12.28	15.77	3,609	0.02	0.25	1.45	(0.81)	0.38
Goldman Sachs VIT Mid Cap Growth Fund
2024	11,074	26.20	26.20	290,224	—	0.25	0.25	16.39	16.39
2023	11,035	22.51	22.51	248,375	—	0.25	0.25	14.67	14.67
2022	11,661	15.19	19.63	228,884	—	0.25	1.45	(29.38)	(28.62)
2021	13,797	21.51	27.50	369,139	—	0.25	1.45	6.64	7.89
2020	15,293	20.17	25.97	375,129	—	0.25	1.45	37.96	39.70
Goldman Sachs VIT Mid Cap Value
2024	30,853	15.74	20.58	537,418	0.01	0.25	1.25	7.44	8.54
2023	29,035	14.65	18.96	465,479	0.01	0.25	1.45	6.55	7.60
2022	29,499	13.75	17.62	445,401	0.00	0.25	1.45	(13.95)	(13.12)
2021	29,425	15.98	20.28	502,550	0.00	0.25	1.25	24.84	26.43
2020	53,153	12.80	16.34	770,092	0.00	0.25	1.45	3.48	4.68

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Goldman Sachs VIT Small Cap Equity Insights
2024	17,985	16.43	22.07	380,670	0.01	0.25	1.25	13.86	15.03
2023	19,142	14.43	19.19	362,941	0.01	0.25	1.45	14.07	15.19
2022	17,524	12.65	16.66	288,513	0.00	0.25	1.45	(23.01)	(22.22)
2021	13,787	16.43	21.42	292,027	0.00	0.25	1.45	18.20	19.60
2020	13,453	13.90	17.91	238,669	—	0.25	1.45	3.58	4.86
Goldman Sachs VIT Strategic Growth
2024	6,986	41.79	41.79	292,159	—	0.25	0.25	27.84	27.84
2023	10,151	32.69	32.69	332,000	—	0.25	0.25	37.12	37.12
2022	7,170	23.84	23.84	171,013	—	0.25	0.25	(34.81)	(34.81)
2021	5,193	36.57	36.57	190,065	—	0.25	0.25	17.66	17.66
2020	5,117	23.97	31.67	159,158	—	0.25	1.45	33.99	35.63
Guggenheim Core Bond
2024	491,448	7.48	8.45	4,136,851	0.04	0.90	1.25	(1.71)	(1.40)
2023	520,322	7.61	8.57	4,435,890	0.04	0.90	1.25	2.28	2.63
2022	560,218	7.44	8.35	4,654,528	0.03	0.90	1.25	(19.65)	(19.32)
2021	795,275	9.26	10.35	8,110,424	0.02	0.90	1.25	(4.93)	(4.61)
2020	812,695	9.74	10.85	8,689,545	0.02	0.90	1.25	9.81	10.26
Guggenheim Floating Rate Strategies
2024	127,605	10.71	10.71	1,364,743	0.08	0.90	0.90	2.88	2.88
2023	136,447	10.41	10.41	1,419,460	0.08	0.90	0.90	8.44	8.44
2022	159,754	9.60	9.60	1,533,465	0.04	0.90	0.90	(4.86)	(4.86)
2021	163,083	10.09	10.09	1,644,461	0.03	0.90	0.90	0.90	0.90
2020	138,742	10.00	10.00	1,387,435	0.03	0.90	0.90	(2.53)	(2.53)
Guggenheim High Yield
2024	187,576	13.67	16.16	2,798,169	0.06	0.90	1.10	3.56	3.79
2023	194,279	13.20	15.57	2,793,668	0.06	0.90	1.10	7.40	7.68
2022	216,646	12.29	12.76	2,888,518	0.06	0.90	1.10	(12.90)	(12.72)
2021	253,199	14.11	16.58	3,840,657	0.04	0.90	1.10	0.86	1.10
2020	234,773	13.59	16.40	3,538,862	0.05	0.90	1.25	0.67	0.98

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim Long Short Equity (e)
2024	—	12.77	12.77	—	—	0.90	0.90	5.89	5.89
2023	27,622	12.06	12.06	333,501	0.00	0.90	0.90	8.45	8.45
2022	27,567	11.12	11.12	306,772	0.00	0.90	0.90	(17.45)	(17.45)
2021	27,028	13.47	13.47	364,378	0.00	0.90	0.90	18.99	18.99
2020	28,415	11.32	11.32	321,885	0.00	0.90	0.90	1.52	1.52
Guggenheim Macro Opportunities
2024	2,680	10.16	10.16	27,232	0.05	0.90	0.90	3.25	3.25
2023	1,854	9.84	9.84	18,233	0.05	0.90	0.90	5.02	5.02
2022	1,182	9.37	9.37	11,071	0.05	0.90	0.90	(12.18)	(12.18)
2021	835	10.67	10.67	8,903	0.03	0.90	0.90	(1.84)	(1.84)
2020	1,116	10.87	10.87	12,122	0.04	0.90	0.90	6.88	6.88
Guggenheim Managed Futures Strategy
2024	2,156	7.36	7.36	15,881	0.04	0.90	0.90	(3.29)	(3.29)
2023	2,410	7.61	7.61	18,362	0.01	0.90	0.90	(0.39)	(0.39)
2022	3,110	7.64	7.64	23,760	0.09	0.90	0.90	10.40	10.40
2021	—	6.92	6.92	—	—	0.90	0.90	(1.28)	(1.28)
2020	—	7.01	7.01	—	—	0.90	0.90	(1.96)	(1.96)
Guggenheim Multi-Hedge Strategies
2024	2,629	7.67	7.67	20,170	0.02	0.90	0.90	(7.26)	(7.26)
2023	3,066	8.27	8.27	25,375	0.03	0.90	0.90	0.24	0.24
2022	3,660	8.25	8.25	30,204	0.03	0.90	0.90	(7.09)	(7.09)
2021	856	8.88	8.88	7,611	0.01	0.90	0.90	3.02	3.02
2020	1,503	8.62	8.62	12,959	0.02	0.90	0.90	3.23	3.23

(e)	Liquidation. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim Small Cap Value (e)
2024	—	15.20	15.20	—	—	0.90	0.90	(1.04)	(1.04)
2023	3,569	15.36	15.36	54,885	0.01	0.90	0.90	6.44	6.44
2022	3,211	14.43	14.43	46,422	0.01	0.90	0.90	(7.32)	(7.32)
2021	2,985	15.57	15.57	46,550	—	0.90	0.90	20.79	20.79
2020	8,939	12.89	12.89	115,268	0.01	0.90	0.90	(4.45)	(4.45)
Guggenheim Total Return Bond
2024	30,260	9.16	9.16	276,876	0.05	0.90	0.90	(1.08)	(1.08)
2023	46,602	9.26	9.26	431,117	0.04	0.90	0.90	3.12	3.12
2022	38,654	8.98	8.98	347,052	0.03	0.90	0.90	(19.10)	(19.10)
2021	62,799	11.10	11.10	696,433	0.03	0.90	0.90	(4.23)	(4.23)
2020	59,667	11.59	11.59	691,024	0.02	0.90	0.90	10.59	10.59
Guggenheim VIF Alpha Opportunity (e)
2024	—	15.11	17.18	—	—	0.75	1.35	4.64	5.08
2023	103,099	14.44	16.35	1,677,328	0.00	0.75	1.35	3.74	4.34
2022	108,435	13.92	15.67	1,694,322	0.00	0.75	1.35	(12.40)	(11.87)
2021	121,551	15.89	17.78	2,148,487	0.01	0.75	1.35	8.91	9.62
2020	136,940	14.59	16.22	2,206,180	0.01	0.75	1.35	(4.01)	(3.45)
Guggenheim VIF Floating Rate Strategies
2024	703,406	9.24	10.31	6,956,719	0.08	0.25	1.25	2.33	3.41
2023	795,105	9.03	9.97	7,623,479	0.04	0.25	1.45	6.49	7.55
2022	821,010	8.48	9.27	7,307,681	0.02	0.25	1.45	(4.93)	(4.04)
2021	1,037,101	8.92	9.66	9,745,305	0.02	0.25	1.45	(1.98)	(0.72)
2020	309,385	9.10	9.88	2,948,209	0.05	0.25	1.45	(4.41)	(3.14)

(e)	Liquidation. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF Global Managed Futures Strategy
2024	336,785	4.88	7.43	1,706,879	0.03	0.25	1.25	(3.88)	(2.82)
2023	233,055	5.05	7.73	1,207,069	0.03	0.25	1.45	(0.51)	0.38
2022	378,379	5.30	7.77	2,153,619	0.02	0.25	1.45	6.73	7.72
2021	132,257	4.92	7.28	641,146	—	0.25	1.45	(3.58)	(2.19)
2020	137,589	4.85	7.55	679,501	0.05	0.25	1.45	(1.82)	(0.77)
Guggenheim VIF High Yield
2024	509,155	9.90	33.95	13,953,276	0.06	0.25	1.35	3.09	4.16
2023	580,786	9.60	32.76	15,077,550	0.06	0.25	1.45	7.26	8.44
2022	666,563	8.94	10.43	15,662,578	0.06	0.25	1.45	(13.54)	(12.57)
2021	826,913	10.34	11.93	22,093,725	0.05	0.25	1.45	0.88	1.97
2020	720,084	10.25	34.38	20,448,690	0.06	0.25	1.45	0.10	1.36
Guggenheim VIF Long Short Equity (e)
2024	—	9.55	14.03	—	—	0.25	1.35	5.29	6.05
2023	505,770	9.07	13.26	5,992,430	0.00	0.25	1.45	7.93	9.12
2022	387,111	8.33	8.61	4,344,889	0.00	0.25	1.45	(17.92)	(17.11)
2021	382,596	10.05	10.49	5,197,296	0.01	0.25	1.45	18.40	19.93
2020	423,699	8.38	12.42	4,794,581	0.01	0.25	1.45	0.34	1.53
Guggenheim VIF Managed Asset Allocation (e)
2024	—	12.62	14.68	—	0.04	0.75	1.35	4.47	4.87
2023	649,543	12.08	14.05	9,033,020	0.01	0.75	1.45	9.25	9.91
2022	727,823	11.04	13.28	9,218,089	0.01	0.25	1.45	(20.06)	(19.22)
2021	773,483	13.81	15.82	12,197,997	0.01	0.75	1.45	7.55	8.36
2020	833,231	12.84	15.39	12,137,330	0.01	0.25	1.45	7.72	8.99

(e)	Liquidation. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF Multi-Hedge Strategies
2024	277,193	5.25	7.46	1,617,607	0.05	0.25	1.35	(7.77)	(6.73)
2023	580,691	5.69	8.08	3,514,663	0.02	0.25	1.45	—	1.06
2022	629,211	6.62	8.07	3,769,037	0.01	0.25	1.45	(7.45)	(6.50)
2021	599,087	7.08	8.72	3,800,975	—	0.25	1.45	3.32	4.58
2020	667,226	5.95	8.44	4,105,346	0.01	0.25	1.45	2.76	4.04
Guggenheim VIF Total Return Bond
2024	3,210,753	7.75	9.64	29,785,778	0.04	0.25	1.35	(1.27)	(0.21)
2023	3,062,364	7.85	9.70	28,668,835	0.04	0.25	1.45	2.35	3.52
2022	3,388,972	8.46	9.08	31,034,846	0.03	0.25	1.45	(19.58)	(18.86)
2021	3,510,444	10.52	11.19	39,725,883	0.02	0.25	1.45	(4.80)	(3.62)
2020	4,160,154	10.02	12.16	49,070,781	0.02	0.25	1.45	9.19	10.60
Invesco American Franchise
2024	75,612	22.55	34.32	1,719,562	—	0.90	1.25	29.07	29.52
2023	94,458	17.41	26.55	1,654,961	—	0.90	1.25	35.11	35.59
2022	95,206	12.84	17.29	1,230,260	—	0.90	1.25	(34.01)	(33.78)
2021	100,103	19.39	26.20	1,947,291	—	0.90	1.25	7.16	7.60
2020	124,006	18.02	27.66	2,240,276	—	0.90	1.25	36.29	36.72
Invesco Comstock
2024	440,795	21.37	30.36	9,718,142	0.02	0.90	1.25	10.21	10.60
2023	481,522	19.39	27.50	9,617,843	0.02	0.90	1.25	7.60	7.96
2022	506,326	18.02	18.35	9,427,775	0.02	0.90	1.25	(3.38)	(3.01)
2021	510,938	18.65	18.92	9,724,823	0.01	0.90	1.25	27.74	28.18
2020	555,274	14.60	20.62	8,245,843	0.02	0.90	1.25	(4.95)	(4.59)
Invesco Developing Markets
2024	31,097	7.98	7.98	248,226	—	0.90	0.90	(5.23)	(5.23)
2023	28,843	8.42	8.42	242,832	0.01	0.90	0.90	6.99	6.99
2022	30,284	7.87	7.87	238,464	0.00	0.90	0.90	(28.06)	(28.06)
2021	29,312	10.94	10.94	320,631	0.00	0.90	0.90	(11.06)	(11.06)
2020	27,226	12.30	12.30	334,764	—	0.90	0.90	12.74	12.74

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco Discovery
2024	7,471	26.88	26.88	200,418	—	0.90	0.90	17.84	17.84
2023	7,098	22.81	22.81	161,577	—	0.90	0.90	12.53	12.53
2022	7,337	20.27	20.27	148,393	—	0.90	0.90	(33.89)	(33.89)
2021	7,894	30.66	30.66	241,496	—	0.90	0.90	11.21	11.21
2020	6,713	27.57	27.57	184,679	—	0.90	0.90	44.35	44.35
Invesco Discovery Mid Cap Growth
2024	62,163	18.26	33.18	1,141,282	—	0.90	1.25	18.94	19.35
2023	69,720	15.30	27.86	1,073,244	—	0.90	1.25	8.24	8.66
2022	74,651	14.08	19.17	1,062,661	—	0.90	1.25	(33.94)	(33.74)
2021	58,120	21.25	29.02	1,251,090	—	0.90	1.25	13.94	14.37
2020	61,061	18.58	34.04	1,203,136	—	0.90	1.25	34.12	34.54
Invesco Energy
2024	11,971	6.23	6.23	74,536	0.03	0.90	0.90	1.96	1.96
2023	15,410	6.11	6.11	94,031	0.02	0.90	0.90	(3.48)	(3.48)
2022	12,766	6.33	6.33	80,787	0.01	0.90	0.90	46.87	46.87
2021	5,312	4.31	4.31	22,829	0.02	0.90	0.90	50.17	50.17
2020	4,179	2.87	2.87	11,964	0.01	0.90	0.90	(34.77)	(34.77)
Invesco Equity and Income
2024	415,711	17.23	21.78	8,131,581	0.02	0.90	1.25	7.15	7.54
2023	449,885	16.08	20.30	8,176,870	0.02	0.90	1.25	5.37	5.74
2022	459,959	15.26	17.06	7,889,563	0.02	0.90	1.25	(11.54)	(11.24)
2021	490,879	17.25	19.22	9,493,383	0.01	0.90	1.25	13.11	13.53
2020	528,385	15.25	19.16	8,987,215	0.02	0.90	1.25	5.39	5.75
Invesco Global
2024	25,150	21.62	21.62	542,955	—	0.90	0.90	11.79	11.79
2023	28,499	19.34	19.34	550,391	—	0.90	0.90	28.93	28.93
2022	26,387	15.00	15.00	395,247	—	0.90	0.90	(34.73)	(34.73)
2021	24,819	22.98	22.98	569,426	—	0.90	0.90	10.96	10.96
2020	25,933	20.71	20.71	536,335	—	0.90	0.90	22.69	22.69

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco Gold & Special Minerals
2024	17,800	9.65	9.65	171,711	0.01	0.90	0.90	8.79	8.79
2023	17,524	8.87	8.87	155,477	0.01	0.90	0.90	2.31	2.31
2022	16,987	8.67	8.67	147,337	0.00	0.90	0.90	(20.09)	(20.09)
2021	16,509	10.85	10.85	179,061	0.03	0.90	0.90	(6.55)	(6.55)
2020	15,880	11.61	11.61	184,405	0.07	0.90	0.90	16.10	16.10
Invesco Main Street Mid Cap
2024	103,273	15.61	15.87	1,636,712	—	0.90	1.25	12.22	12.63
2023	114,968	13.91	14.09	1,618,627	—	0.90	1.25	9.70	10.08
2022	99,992	12.68	12.80	1,279,269	0.00	0.90	1.25	(17.88)	(17.58)
2021	99,070	15.44	15.53	1,538,616	0.00	0.90	1.25	17.86	18.28
2020	115,009	13.10	13.13	1,509,728	0.00	0.90	1.25	(30.49)	(9.22)
Invesco Oppenheimer V.I. International Growth Fund
2024	22,357	9.43	11.80	257,416	—	0.25	1.25	(5.89)	(4.92)
2023	30,101	10.02	12.41	365,521	0.00	0.25	1.45	15.57	16.75
2022	30,052	8.67	10.63	312,856	—	0.25	1.45	(30.19)	(29.46)
2021	22,332	15.07	15.07	336,553	—	0.25	0.25	6.58	6.58
2020	58,580	11.79	14.40	828,251	0.01	0.25	1.45	15.70	17.07
Invesco Small Cap Growth (f)
2024	80,281	22.29	32.26	1,792,328	—	0.90	1.10	11.51	11.73
2023	91,393	19.95	28.93	1,828,529	—	0.90	1.10	8.15	8.37
2022	94,661	18.41	26.75	1,748,262	—	0.90	1.10	(38.16)	(38.06)
2021	106,361	29.72	43.26	3,173,543	—	0.90	1.10	3.00	3.23
2020	116,609	28.79	42.00	3,368,752	—	0.90	1.25	50.47	50.97

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco Technology
2024	114,867	15.69	15.69	1,802,933	—	0.90	0.90	28.92	28.92
2023	123,288	12.17	12.17	1,500,876	—	0.90	0.90	41.68	41.68
2022	136,591	8.59	21.38	1,174,046	—	0.90	1.10	(42.40)	(42.31)
2021	113,554	14.89	37.12	1,712,748	—	0.90	1.10	9.50	9.73
2020	108,939	13.57	33.90	1,497,332	—	0.90	1.25	39.90	40.33
Invesco V.I. American Franchise Series I
2024	84,273	21.96	21.96	1,851,164	—	1.45	1.45	29.02	29.02
2023	115,995	17.02	17.02	1,975,239	—	1.45	1.45	34.76	34.76
2022	87,341	12.63	12.63	1,103,225	—	1.45	1.45	(34.08)	(34.08)
2021	90,515	19.16	19.16	1,734,895	—	1.45	1.45	7.04	7.04
2020	94,442	17.90	17.90	1,690,957	0.00	1.45	1.45	36.12	36.12
Invesco V.I. American Franchise Series II
2024	796	28.97	28.97	23,107	—	1.25	1.25	28.93	28.93
2023	781	22.47	22.47	17,582	—	1.25	1.45	34.71	34.71
2022	1,689	16.68	16.68	28,141	—	1.45	1.45	(34.12)	(34.12)
2021	1,647	25.32	25.32	41,680	—	1.45	1.45	6.79	6.79
2020	9,605	23.71	27.65	227,770	—	0.25	1.45	35.80	37.43
Invesco V.I. American Value
2024	314,243	13.16	23.26	4,446,093	0.01	0.25	1.35	24.50	25.93
2023	272,108	10.57	18.47	2,992,031	0.00	0.25	1.45	10.33	11.60
2022	304,265	12.33	16.55	3,006,463	0.00	0.25	1.45	(6.87)	(5.97)
2021	331,136	10.29	17.60	3,488,051	0.00	0.25	1.35	—	23.60
2020	27,026	10.85	14.51	295,594	0.00	0.25	1.45	(3.56)	(2.42)
Invesco V.I. Balanced-Risk Allocation
2024	10,015	9.15	10.21	95,628	0.05	0.25	1.25	(0.76)	0.20
2023	6,585	9.22	10.19	61,573	—	0.25	1.45	1.99	3.03
2022	5,907	9.04	9.89	54,077	0.07	0.25	1.45	(18.04)	(17.24)
2021	5,903	11.03	11.95	65,887	0.04	0.25	1.45	4.45	5.75
2020	3,255	10.56	11.44	34,925	0.07	0.25	1.45	5.18	6.42

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Comstock
2024	1,175,082	17.48	24.49	24,714,322	0.01	0.25	1.35	9.93	11.17
2023	602,956	15.88	22.03	11,538,526	0.02	0.25	1.45	7.30	8.52
2022	643,676	14.78	20.30	11,606,340	0.01	0.25	1.45	(3.34)	(2.36)
2021	738,146	15.29	18.59	13,631,017	0.01	0.75	1.45	27.31	28.21
2020	619,017	12.01	16.45	8,894,007	0.01	0.25	1.45	(5.43)	(4.25)
Invesco V.I. Core Equity
2024	2,093	17.09	22.21	40,156	0.01	0.25	1.25	20.10	21.30
2023	65,463	14.23	18.31	935,139	0.01	0.25	1.45	17.99	19.13
2022	1,581	12.06	15.37	21,818	0.01	0.25	1.45	(24.06)	(23.27)
2021	2,059	15.88	20.03	36,108	0.01	0.25	1.45	21.87	23.34
2020	814	13.03	16.55	13,193	0.01	0.25	1.45	8.58	9.89
Invesco V.I. Core Plus Bond
2024	1,142,434	9.19	9.34	10,604,867	0.03	0.75	1.35	(1.71)	(1.06)
2023	1,201,465	9.35	9.44	11,302,837	0.02	0.75	1.35	1.30	1.94
2022	1,058,178	9.23	9.26	9,788,318	0.01	0.75	1.35	(7.70)	(7.40)
Invesco V.I. Discovery Mid Cap Growth
2024	247,413	15.95	21.82	4,930,301	—	0.25	1.35	18.59	19.96
2023	211,833	13.45	18.19	3,541,279	—	0.25	1.45	8.10	9.25
2022	245,006	14.44	16.65	3,766,018	—	0.25	1.45	(33.97)	(33.32)
2021	247,488	21.87	24.97	5,739,078	—	0.25	1.45	13.67	15.02
2020	255,508	16.59	22.12	5,168,021	—	0.25	1.45	33.80	35.46
Invesco V.I. Equally-Weighted S&P 500
2024	130,644	11.03	11.33	1,478,681	0.02	0.25	1.25	7.82	8.84
2023	60,941	10.23	10.41	631,834	0.01	0.25	1.45	8.71	9.81
2022	56,378	9.41	9.48	533,408	0.02	0.25	1.45	(5.90)	(5.20)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Equity and Income
2024	403,169	13.86	17.89	7,151,809	0.01	0.25	1.35	7.10	8.32
2023	540,683	12.93	16.60	8,753,562	0.02	0.25	1.45	5.53	6.67
2022	591,064	12.24	15.44	9,035,122	0.01	0.25	1.45	(11.50)	(10.65)
2021	566,157	13.83	17.28	9,742,606	0.02	0.25	1.45	13.18	14.59
2020	745,315	12.22	15.42	10,934,974	0.02	0.25	1.45	4.80	6.15
Invesco V.I. EVQ International Equity Fund
2024	1,116,068	9.71	16.23	15,225,632	0.01	0.25	1.35	(3.96)	(2.89)
2023	1,324,785	10.09	16.80	18,955,687	—	0.25	1.45	12.87	14.14
2022	1,419,873	9.36	9.69	17,923,030	0.01	0.25	1.45	(21.87)	(21.09)
2021	1,666,151	11.98	12.28	27,072,053	0.01	0.25	1.45	1.01	2.25
2020	1,845,857	11.28	18.53	28,671,131	0.02	0.25	1.45	8.71	10.08
Invesco V.I. Global
2024	255,901	17.00	21.09	4,382,815	—	0.25	1.25	10.96	12.06
2023	287,448	15.25	18.82	4,414,271	—	0.25	1.45	28.93	30.15
2022	300,402	12.03	14.46	3,549,784	—	0.25	1.45	(34.76)	(34.06)
2021	293,612	18.44	21.93	5,295,254	—	0.25	1.25	10.16	11.49
2020	320,755	16.18	20.05	5,246,520	0.00	0.25	1.45	21.75	23.23
Invesco V.I. Global Core Equity
2024	3,363	14.43	14.43	48,513	0.01	0.25	0.25	13.00	13.00
2023	3,263	11.64	12.77	41,668	—	0.25	1.45	16.40	17.59
2022	1,264	10.00	10.86	12,628	0.00	0.25	1.45	(25.37)	(24.69)
2021	2,644	13.40	14.42	36,852	0.01	0.25	1.45	10.74	12.04
2020	2,573	12.10	13.11	32,195	0.01	0.25	1.45	8.04	9.34
Invesco V.I. Global Real Estate Series I
2024	292,705	15.06	17.18	4,950,959	0.03	0.75	1.35	(5.99)	(5.40)
2023	299,009	16.02	18.16	5,408,667	0.01	0.75	1.35	4.36	5.03
2022	325,391	15.35	17.29	5,603,661	0.03	0.75	1.35	(28.10)	(27.69)
2021	368,395	21.35	23.91	8,775,728	0.03	0.75	1.35	20.35	21.06
2020	407,522	17.74	19.75	8,018,527	0.04	0.75	1.35	(16.04)	(15.53)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Global Real Estate Series II
2024	10,318	9.67	9.67	100,078	0.02	0.25	0.25	(5.20)	(5.20)
2023	12,955	10.20	10.20	132,500	0.01	0.25	0.25	5.26	5.26
2022	12,812	9.69	9.69	124,373	0.02	0.25	0.25	(27.47)	(27.47)
2021	21,730	10.85	13.36	290,777	0.03	0.25	1.45	20.02	21.45
2020	23,682	9.04	11.21	260,912	0.04	0.25	1.45	(16.37)	(15.40)
Invesco V.I. Global Strategic Income
2024	24,969	7.12	8.06	177,659	0.01	0.25	1.25	(1.52)	(0.49)
2023	272	7.23	7.23	1,962	—	1.45	1.45	4.18	4.18
2022	278	6.94	6.94	1,927	—	1.45	1.45	(15.47)	(15.47)
2021	285	8.21	9.01	2,341	0.01	0.25	1.45	(7.75)	(6.73)
2020	3,219	8.90	9.84	30,854	0.05	0.25	1.45	(1.44)	(0.30)
Invesco V.I. Government Money Market
2024	4,849,423	7.87	8.29	40,175,070	0.05	0.75	1.35	0.25	0.85
2023	4,267,353	7.85	8.22	35,077,070	0.04	0.75	1.35	0.13	0.74
2022	5,026,473	7.84	8.16	41,003,737	0.02	0.75	1.35	(3.09)	(2.51)
2021	3,339,785	8.09	8.37	27,935,440	0.00	0.75	1.35	(4.26)	(3.68)
2020	3,758,021	8.45	8.72	32,631,362	0.00	0.75	1.35	(4.03)	(3.44)
Invesco V.I. Government Securities
2024	1,364,367	6.25	7.44	9,348,234	0.02	0.25	1.35	(2.80)	(1.72)
2023	1,337,652	6.43	7.57	9,458,362	0.02	0.25	1.45	—	1.07
2022	1,434,095	6.85	7.49	10,071,936	0.02	0.25	1.45	(14.38)	(13.41)
2021	1,553,883	8.00	8.65	12,742,365	0.02	0.25	1.45	(6.65)	(5.57)
2020	1,620,690	8.03	9.33	14,162,203	0.02	0.25	1.45	1.30	2.53
Invesco V.I. Growth and Income
2024	2,353	16.27	22.07	45,059	0.01	0.25	1.25	10.91	12.03
2023	2,383	14.67	19.70	41,156	0.02	0.25	1.45	7.71	8.84
2022	1,122	13.62	13.62	15,299	0.01	1.45	1.45	(9.92)	(9.92)
2021	1,092	15.12	15.12	16,513	0.01	1.45	1.45	22.63	22.63
2020	1,060	12.33	16.33	13,072	0.01	0.25	1.45	(2.61)	(1.45)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Health Care Series I
2024	215,299	21.81	24.87	5,284,383	—	0.75	1.35	(0.27)	0.32
2023	227,217	21.87	24.79	5,606,825	—	0.75	1.35	(1.35)	(0.76)
2022	301,695	22.17	24.98	7,393,775	—	0.75	1.35	(17.00)	(16.48)
2021	272,257	26.71	29.91	8,105,191	0.00	0.75	1.35	7.48	8.13
2020	355,369	24.85	27.66	9,546,248	0.00	0.75	1.35	9.57	10.24
Invesco V.I. Health Care Series II
2024	7,203	13.34	19.86	95,700	—	0.25	1.25	(0.45)	0.51
2023	14,448	13.40	19.76	194,380	—	0.25	1.45	(1.54)	(0.50)
2022	14,024	13.61	19.86	191,553	—	0.25	1.45	(17.11)	(16.27)
2021	1,645	16.42	23.72	28,244	0.00	0.25	1.45	7.18	8.46
2020	7,828	15.32	22.28	121,066	0.00	0.25	1.45	9.19	10.52
Invesco V.I. Main Street Mid Cap Fund®
2024	422,113	15.82	25.19	9,401,110	—	0.25	1.35	11.85	13.08
2023	417,049	14.13	22.39	8,083,724	0.00	0.25	1.35	9.30	10.52
2022	445,263	14.34	18.07	7,926,380	0.00	0.25	1.35	(18.09)	(17.16)
2021	455,313	17.79	22.06	9,721,279	0.00	0.25	1.35	17.59	19.00
2020	604,417	12.16	20.88	11,150,641	0.00	0.25	1.45	4.11	5.43
Invesco V.I. Main Street Small Cap Fund®
2024	398,325	17.50	39.76	12,258,144	—	0.25	1.35	7.62	8.78
2023	426,479	16.24	36.73	12,009,376	0.01	0.25	1.45	12.81	14.10
2022	478,277	14.39	18.37	12,024,180	0.00	0.25	1.45	(19.47)	(18.72)
2021	515,075	17.87	22.60	15,755,795	0.00	0.25	1.45	16.95	18.32
2020	555,605	15.28	33.97	14,585,519	0.00	0.25	1.45	14.37	15.75
Invesco V.I. Small Cap Equity
2024	2,841	18.77	18.77	53,328	—	0.25	0.25	14.10	14.10
2023	7,767	16.45	16.45	127,794	—	0.25	0.25	12.52	12.52
2022	1,768	14.62	14.62	25,840	—	0.25	0.25	(23.25)	(23.25)
2021	2,276	19.05	19.05	43,345	—	0.25	0.25	16.30	16.30
2020	2,094	13.40	16.69	34,289	0.00	0.25	1.45	21.38	22.72

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco Value Opportunities
2024	145,136	18.29	25.00	2,649,861	—	0.90	1.25	24.66	25.10
2023	173,420	14.62	20.03	2,532,275	0.00	0.90	1.25	10.36	10.76
2022	171,789	13.20	13.52	2,265,000	0.01	0.90	1.25	(2.87)	(2.51)
2021	180,157	13.54	13.92	2,437,161	0.01	0.90	1.25	29.97	30.44
2020	193,040	10.38	14.31	2,002,769	0.00	0.90	1.25	1.04	1.37
Janus Henderson Adaptive Risk Managed U.S. Equity
2024	46,149	15.29	15.70	724,295	—	0.90	1.25	18.07	18.49
2023	54,641	12.95	13.25	723,049	0.00	0.90	1.25	10.12	10.51
2022	62,648	11.76	11.99	750,378	0.01	0.90	1.25	(17.99)	(17.71)
2021	67,696	14.34	14.57	984,922	0.00	0.90	1.25	14.26	14.63
2020	74,012	12.55	12.71	939,601	0.01	0.90	1.25	7.73	8.08
Janus Henderson Mid Cap Value
2024	2,729	16.91	16.91	46,184	—	0.90	0.90	8.54	8.54
2023	4,293	15.58	15.58	66,912	0.01	0.90	0.90	6.64	6.64
2022	4,166	14.61	14.61	60,873	0.01	0.90	0.90	(8.97)	(8.97)
2021	6,419	16.05	16.05	103,029	0.00	0.90	0.90	14.56	14.56
2020	10,424	14.01	14.01	146,602	0.01	0.90	0.90	(5.53)	(5.53)
Janus Henderson Overseas
2024	475,735	7.40	7.88	3,730,198	0.01	0.90	1.25	1.20	1.42
2023	535,946	7.31	7.77	4,145,339	0.01	0.90	1.25	5.79	6.29
2022	480,166	6.91	7.31	3,488,329	0.01	0.90	1.25	(12.75)	(12.56)
2021	382,935	7.92	8.36	3,188,030	0.01	0.90	1.25	8.05	8.43
2020	377,310	7.33	7.71	2,900,030	0.01	0.90	1.25	11.40	11.90
Janus Henderson VIT Enterprise
2024	938,943	23.61	31.40	28,235,568	0.01	0.25	1.35	10.39	11.66
2023	1,011,340	21.36	28.12	27,370,977	0.00	0.25	1.45	12.79	13.98
2022	1,054,053	18.92	24.67	25,323,958	0.00	0.25	1.45	(19.66)	(18.80)
2021	1,106,662	27.85	30.38	32,955,185	0.00	0.25	1.35	11.51	12.81
2020	1,199,928	21.12	27.44	31,834,681	—	0.25	1.45	13.98	15.34

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Janus Henderson VIT Mid Cap Value
2024	20,203	14.25	17.48	307,429	0.01	0.25	1.25	8.12	9.18
2023	24,344	13.18	16.01	352,849	0.01	0.25	1.45	6.46	7.52
2022	14,380	12.38	14.89	207,238	0.01	0.25	1.45	(9.70)	(8.76)
2021	12,738	13.71	16.32	199,769	0.00	0.25	1.45	14.25	15.66
2020	8,318	12.00	14.38	115,047	0.01	0.25	1.45	(5.51)	(4.39)
Janus Henderson VIT Overseas
2024	77,759	8.06	9.96	647,149	0.01	0.25	1.25	1.12	2.24
2023	74,272	7.89	9.85	605,878	0.01	0.25	1.45	6.03	7.06
2022	47,192	7.51	9.29	365,923	0.02	0.25	1.45	(12.61)	(11.65)
2021	51,648	8.35	10.63	452,944	0.01	0.25	1.45	8.36	9.72
2020	39,049	7.61	9.81	316,203	0.01	0.25	1.45	10.97	12.32
Janus Henderson VIT Research
2024	572,607	28.98	37.59	17,894,817	—	0.25	1.35	29.18	30.61
2023	581,757	22.41	28.78	14,040,052	0.00	0.25	1.45	36.72	38.23
2022	574,495	16.37	20.82	10,042,715	—	0.25	1.45	(32.96)	(32.27)
2021	760,667	24.42	30.74	19,748,761	0.00	0.25	1.45	14.81	16.22
2020	853,391	21.27	26.96	19,181,043	0.00	0.25	1.45	26.76	28.32
Lord Abbett Series Bond-Debenture VC
2024	430,377	9.46	11.54	4,271,348	0.06	0.25	1.25	2.27	3.31
2023	439,437	9.25	11.17	4,254,522	0.05	0.25	1.45	2.10	3.14
2022	444,151	9.06	10.83	4,202,378	0.04	0.25	1.45	(16.42)	(15.59)
2021	450,881	10.84	12.83	5,091,357	0.03	0.25	1.45	(1.19)	(0.08)
2020	464,110	10.97	13.08	5,231,287	0.04	0.25	1.45	2.62	3.89
Lord Abbett Series Developing Growth VC
2024	117,866	16.64	22.91	1,993,291	—	0.25	1.25	17.02	18.28
2023	85,903	14.14	19.37	1,234,902	—	0.25	1.45	3.70	4.70
2022	103,028	13.77	18.50	1,418,892	—	0.25	1.45	(38.64)	(38.00)
2021	110,641	22.44	29.84	2,468,243	—	0.25	1.45	(6.97)	(5.87)
2020	115,101	23.48	32.30	2,806,164	—	0.25	1.45	64.98	67.10

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Lord Abbett Series Dividend Growth VC
2024	3,326	21.20	27.37	87,014	0.01	0.25	1.25	17.06	18.23
2023	2,612	23.15	23.15	60,489	0.01	0.25	0.25	12.60	12.60
2022	—	16.25	16.25	—	—	1.45	1.45	(17.13)	(17.13)
2021	1,018	19.61	19.61	19,966	0.00	1.45	1.45	20.16	20.16
2020	3,073	16.32	20.58	50,294	0.01	0.25	1.45	10.42	11.73
Lord Abbett Series Growth Opportunities VC
2024	156	21.15	21.15	3,292	—	0.25	0.25	26.42	26.42
2023	168	16.73	16.73	2,804	—	0.25	0.25	7.17	7.17
2022	—	15.61	15.61	—	—	0.25	0.25	(34.69)	(34.69)
2021	—	20.74	20.74	—	—	1.45	1.45	1.87	1.87
2020	2,257	20.36	23.63	45,954	—	0.25	1.45	33.25	34.95
Lord Abbett Series Mid Cap Stock VC
2024	4,088	17.84	17.84	72,964	—	0.25	0.25	11.22	11.22
2023	4,267	16.04	16.04	68,459	0.01	0.25	0.25	11.70	11.70
2022	2,708	11.66	14.36	38,884	0.01	0.25	1.45	(14.89)	(14.01)
2021	4,398	13.70	16.70	68,288	0.01	0.25	1.45	23.09	24.63
2020	4,430	11.13	13.66	55,566	0.01	0.25	1.45	(2.02)	(0.80)
Lord Abbett Series Total Return VC
2024	61,930	7.50	8.79	536,034	0.05	0.25	1.25	(1.70)	(0.57)
2023	62,573	7.63	8.84	545,754	0.04	0.25	1.45	2.01	2.91
2022	63,586	7.48	8.59	539,549	0.04	0.25	1.45	(17.71)	(16.76)
2021	40,612	9.09	10.32	411,501	0.03	0.25	1.45	(4.52)	(3.46)
2020	6,913	9.52	10.89	73,781	0.03	0.25	1.45	2.70	3.91
LVIP American Century Disciplined Core Value (c)
2024	7,647	16.18	22.75	153,652	0.01	0.25	1.25	8.16	9.27
2023	9,828	14.96	20.82	186,819	0.01	0.25	1.45	3.74	4.78
2022	10,351	14.42	19.87	186,410	0.02	0.25	1.45	(16.45)	(15.63)
2021	10,320	17.26	23.55	221,400	0.01	0.25	1.45	17.98	19.42
2020	5,933	14.63	20.10	111,577	0.00	0.25	1.45	6.55	7.89

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
LVIP American Century Inflation Protection (c)
2024	86,571	7.25	7.45	644,146	0.03	0.25	1.25	(2.68)	(1.72)
2023	115,055	7.45	7.58	872,055	0.02	0.25	1.45	(0.93)	—
2022	249,897	7.52	7.58	1,892,915	0.07	0.25	1.45	(16.63)	(15.87)
2021	95,161	9.01	9.02	856,906	0.03	0.25	1.45	1.58	2.97
2020	44,309	8.75	8.89	388,561	0.01	0.25	1.45	4.84	6.09
LVIP American Century International (c)
2024	4,382	11.71	11.71	51,278	0.01	0.25	0.25	(0.76)	(0.76)
2023	5,260	11.80	11.80	62,065	0.01	0.25	0.25	8.86	8.86
2022	5,946	10.84	10.84	64,466	0.01	0.25	0.25	(27.30)	(27.30)
2021	5,782	14.91	14.91	86,180	0.00	0.25	0.25	5.15	5.15
2020	8,927	12.81	14.45	126,572	0.00	0.25	1.45	20.17	21.63
LVIP American Century Mid Cap Value (c)(f)
2024	209,837	16.09	22.12	4,196,991	0.02	0.25	1.35	3.88	5.03
2023	234,756	15.47	21.06	4,492,608	0.02	0.25	1.45	1.50	2.68
2022	326,427	15.23	20.51	6,109,013	0.02	0.25	1.45	(5.46)	(4.56)
2021	296,933	16.11	21.49	5,845,403	0.01	0.25	1.45	17.68	19.12
2020	313,207	13.69	18.38	5,202,437	0.01	0.25	1.45	(3.32)	(2.18)
LVIP American Century Ultra (c)
2024	437,053	43.13	49.18	21,385,363	—	0.75	1.35	23.12	23.85
2023	541,321	35.03	39.71	21,354,934	—	0.75	1.35	37.16	38.03
2022	516,484	25.54	28.77	14,749,955	—	0.75	1.35	(35.31)	(34.94)
2021	539,659	39.48	44.22	23,653,619	—	0.75	1.35	17.75	18.46
2020	611,816	33.53	37.33	22,652,609	—	0.75	1.35	43.11	44.02

(c)	Name change. See Note 1.
(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
LVIP American Century Value (c)
2024	891,681	15.87	27.54	24,374,062	0.03	0.25	1.35	4.64	5.75
2023	1,153,725	15.15	26.16	29,669,848	0.02	0.25	1.45	4.34	5.57
2022	1,133,634	14.50	19.76	28,012,549	0.02	0.25	1.45	(3.91)	(2.90)
2021	1,367,816	15.09	20.35	35,056,543	0.02	0.25	1.45	18.91	20.34
2020	1,390,418	12.69	21.54	29,771,253	0.02	0.25	1.45	(3.57)	(2.43)
LVIP JPMorgan Core Bond Fund
2024	574,391	7.15	7.76	4,427,610	0.04	0.25	1.25	(2.72)	(1.77)
2023	521,394	7.35	7.94	4,111,574	0.03	0.25	1.45	1.24	2.20
2022	472,240	7.26	7.72	3,671,313	0.02	0.25	1.45	(16.46)	(15.44)
2021	524,424	8.69	9.13	4,848,816	0.01	0.25	1.45	(5.95)	(4.90)
2020	585,642	9.24	9.80	5,712,723	0.02	0.25	1.45	3.01	4.17
LVIP JPMorgan Small Cap Core Fund
2024	25,506	14.71	20.80	507,150	0.01	0.25	1.25	6.75	7.88
2023	16,492	13.78	19.28	297,471	0.01	0.25	1.45	8.16	9.17
2022	15,371	12.74	17.66	253,602	0.00	0.25	1.45	(22.93)	(22.10)
2021	15,395	16.53	22.67	324,542	0.00	0.25	1.45	15.84	17.22
2020	10,680	14.27	19.64	189,496	0.01	0.25	1.45	8.35	9.66
LVIP JPMorgan US Equity Fund
2024	13,305	26.46	35.91	385,676	—	0.25	1.25	18.50	19.70
2023	13,296	22.33	30.00	326,277	0.01	0.25	1.45	21.56	22.80
2022	13,080	18.37	24.43	263,830	0.00	0.25	1.45	(22.23)	(21.47)
2021	6,603	23.62	31.11	163,932	0.01	0.25	1.45	23.41	24.89
2020	6,413	19.14	25.29	128,746	0.00	0.25	1.45	19.48	20.95

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Macquarie Asset Strategy (c)
2024	19,402	12.91	12.91	250,490	0.02	0.90	0.90	9.50	9.50
2023	20,450	11.79	11.79	240,995	0.03	0.90	0.90	11.23	11.23
2022	24,452	10.60	10.60	259,158	0.01	0.90	0.90	(16.73)	(16.73)
2021	20,361	12.73	12.73	259,238	0.02	0.90	0.90	9.46	9.46
2020	20,370	11.63	11.63	236,970	0.02	0.90	0.90	9.10	9.10
Macquarie VIP Asset Strategy (c)
2024	106,334	10.96	13.09	1,167,975	0.02	0.25	1.25	7.72	8.90
2023	121,736	10.12	12.02	1,237,210	0.02	0.25	1.45	9.18	10.28
2022	117,821	9.37	10.90	1,092,457	0.02	0.25	1.45	(18.24)	(17.49)
2021	104,510	11.46	13.21	1,182,345	0.02	0.25	1.45	5.62	6.96
2020	104,722	10.56	12.59	1,114,353	0.02	0.25	1.45	8.94	10.25
Macquarie VIP Balanced (c)
2024	6,929	18.14	18.14	125,572	0.01	0.25	0.25	11.91	11.91
2023	7,227	16.21	16.21	117,064	0.01	0.25	0.25	12.34	12.34
2022	5,851	14.43	14.43	84,357	0.01	0.25	0.25	(18.75)	(18.75)
2021	5,690	14.29	17.76	100,948	0.01	0.25	1.45	10.95	12.26
2020	9,653	12.88	16.12	140,504	0.01	0.25	1.45	9.06	10.49
Macquarie VIP Core Equity (c)
2024	7,728	31.85	31.85	246,193	—	0.25	0.25	21.66	21.66
2023	8,196	26.18	26.18	214,639	0.00	0.25	0.25	19.60	19.60
2022	5,914	21.89	21.89	129,455	0.00	0.25	0.25	(19.96)	(19.96)
2021	139	27.35	27.35	3,796	0.00	0.25	0.25	24.83	24.83
2020	6,705	16.96	22.33	146,652	0.00	0.25	1.45	16.16	17.65

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Macquarie VIP Energy (c)
2024	23,600	4.82	4.88	114,225	0.03	0.25	1.25	(9.46)	(8.71)
2023	20,898	5.28	5.39	110,623	0.03	0.25	1.45	(0.37)	0.76
2022	22,740	5.24	5.41	119,733	0.03	0.25	1.45	44.27	45.56
2021	41,977	3.60	3.75	154,385	0.01	0.25	1.45	35.87	37.40
2020	27,016	2.62	2.76	71,558	0.01	0.25	1.45	(39.61)	(38.76)
Macquarie VIP Global Growth (c)
2024	4,763	19.25	19.25	91,661	0.03	0.25	0.25	13.37	13.37
2023	125	16.98	16.98	2,118	0.00	0.25	0.25	16.14	16.14
2022	133	14.62	14.62	1,940	—	0.25	0.25	(20.20)	(20.20)
2021	53,056	18.32	18.32	971,589	0.00	0.25	0.25	14.14	14.14
2020	51,490	14.50	16.36	826,409	0.00	0.25	1.45	15.35	16.69
Macquarie VIP Growth (c)
2024	2,837	43.13	43.13	122,125	—	0.25	0.25	19.94	19.94
2023	6,843	35.96	35.96	245,916	—	0.25	0.25	33.53	33.53
2022	4,115	26.93	26.93	110,731	—	0.25	0.25	(29.50)	(29.50)
2021	5,553	38.20	38.20	211,983	—	0.25	0.25	25.86	25.86
2020	6,359	24.24	30.93	192,910	—	0.25	1.45	24.82	26.35
Macquarie VIP High Income (c)
2024	40,869	9.67	12.65	420,942	0.08	0.25	1.25	1.68	2.85
2023	42,123	9.51	12.54	430,670	0.06	0.25	1.45	7.09	8.20
2022	44,964	8.88	11.59	435,696	0.06	0.25	1.45	(14.62)	(13.83)
2021	50,957	10.40	13.20	586,206	0.06	0.25	1.45	1.46	2.72
2020	48,086	10.25	13.10	536,206	0.24	0.25	1.45	1.38	2.66

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Macquarie VIP International Core Equity (c)
2024	31,025	10.62	11.24	347,886	0.01	0.25	1.25	(0.47)	0.54
2023	29,121	10.67	11.18	325,050	0.02	0.25	1.45	10.80	11.91
2022	28,923	9.63	9.99	287,878	0.02	0.25	1.45	(17.90)	(17.03)
2021	41,957	11.73	12.04	501,820	0.01	0.25	1.45	9.22	10.46
2020	43,677	10.74	11.10	474,233	0.02	0.25	1.45	2.48	3.74
Macquarie VIP Limited-Term Bond Series (c)
2024	1,838	7.98	7.98	14,721	0.05	0.25	0.25	1.01	1.01
2023	1,775	7.90	7.90	14,080	0.02	0.25	0.25	1.54	1.54
2022	1,843	7.78	7.78	14,401	0.02	0.25	0.25	(7.38)	(7.38)
2021	8,539	8.40	8.40	71,787	0.03	0.25	0.25	(3.67)	(3.67)
2020	—	8.29	8.89	—	—	0.25	1.45	(0.48)	0.79
Macquarie VIP Mid Cap Growth (c)
2024	9,951	18.65	23.35	210,032	—	0.25	1.25	(2.10)	(1.06)
2023	10,862	19.05	23.60	235,184	—	0.25	1.45	14.69	15.80
2022	9,076	16.61	20.38	170,059	—	0.25	1.45	(33.67)	(32.98)
2021	10,196	25.04	30.41	288,961	—	0.25	1.45	11.29	12.63
2020	9,519	22.50	27.51	237,252	—	0.25	1.45	42.50	44.26
Macquarie VIP Natural Resources (c)
2024	31,864	5.57	6.22	197,861	0.05	0.25	1.25	(4.62)	(3.72)
2023	34,715	5.84	6.46	224,016	0.04	0.25	1.45	(2.67)	(1.67)
2022	34,612	6.00	6.57	227,293	0.02	0.25	1.45	12.78	14.06
2021	32,967	5.32	5.76	189,760	0.02	0.25	1.45	21.18	22.55
2020	28,462	4.39	4.76	133,854	0.04	0.25	1.45	(15.74)	(14.70)

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Macquarie VIP Science And Technology (c)
2024	7,721	27.10	38.99	244,620	—	0.25	1.25	25.12	26.39
2023	8,504	21.66	30.85	216,307	—	0.25	1.45	33.29	34.60
2022	9,176	16.25	22.92	169,780	—	0.25	1.45	(34.66)	(33.99)
2021	9,455	24.87	34.72	272,333	—	0.25	1.45	10.14	11.46
2020	16,740	22.58	31.74	407,203	—	0.25	1.45	29.47	31.05
Macquarie VIP Small Cap Growth (c)
2024	11,873	14.82	16.13	185,366	—	0.25	1.25	9.45	10.56
2023	19,962	13.54	14.59	286,395	—	0.25	1.45	8.41	9.45
2022	13,599	12.49	13.33	177,570	—	0.25	1.45	(29.83)	(29.10)
2021	13,273	17.80	18.80	245,229	0.01	0.25	1.45	(0.50)	0.64
2020	9,802	17.89	19.03	179,411	—	0.25	1.45	31.64	33.26
Macquarie VIP Smid Cap Core (c)
2024	5,488	15.82	19.62	96,375	0.01	0.25	1.25	9.48	10.60
2023	9,872	14.45	17.74	165,600	0.00	0.25	1.45	10.81	11.99
2022	9,504	13.04	15.84	142,672	—	0.25	1.45	(18.30)	(17.54)
2021	13,282	15.96	19.21	246,246	—	0.25	1.45	15.48	16.92
2020	17,230	13.82	16.74	276,134	—	0.25	1.45	2.37	3.59
Macquarie VIP Value (c)
2024	460	20.11	20.11	9,258	0.03	0.25	0.25	3.02	3.02
2023	7,790	19.52	19.52	152,081	0.01	0.25	0.25	4.89	4.89
2022	8,132	18.61	18.61	151,351	0.02	0.25	0.25	(8.01)	(8.01)
2021	11,159	15.83	20.23	225,783	0.02	0.25	1.45	25.44	26.99
2020	12,915	12.62	16.23	205,768	0.02	0.25	1.45	(2.47)	(1.28)

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
MFS® VIT Emerging Markets Equity
2024	13,078	7.96	8.08	104,501	0.02	0.25	1.25	6.70	7.73
2023	8,214	7.46	7.50	61,059	0.01	0.25	1.45	6.12	7.30
2022	7,891	6.99	7.03	55,225	0.04	0.25	1.45	(23.25)	(22.51)
2021	8,886	9.02	9.16	81,010	0.00	0.25	1.25	(11.07)	(10.07)
2020	15,833	10.03	10.30	161,856	0.02	0.25	1.45	5.42	6.82
MFS® VIT Global Tactical Allocation
2024	370	9.11	9.11	3,366	0.01	1.25	1.25	0.33	0.33
2023	460	9.08	9.08	4,172	0.00	1.25	1.45	4.73	4.73
2022	557	8.67	8.67	4,826	0.02	1.45	1.45	(11.26)	(11.26)
2021	648	9.77	9.77	6,331	0.01	1.45	1.45	(1.91)	(1.91)
2020	722	9.96	10.80	7,184	0.02	0.25	1.45	1.32	2.66
MFS® VIT II MA Investors Growth Stock
2024	6,966	34.25	34.90	241,345	—	0.25	0.25	12.25	12.26
2023	6,771	30.51	31.09	209,101	0.00	0.25	0.25	19.74	19.76
2022	5,935	25.48	25.96	152,754	—	0.25	0.25	(22.00)	(21.98)
2021	—	24.82	33.28	—	—	0.25	1.45	20.19	21.64
2020	—	20.65	27.36	—	—	0.25	1.45	16.86	18.29
MFS® VIT II Research International
2024	874,953	7.64	11.10	8,201,783	0.02	0.25	1.35	(1.67)	(0.54)
2023	892,466	7.77	11.16	8,306,537	0.01	0.25	1.45	8.07	9.30
2022	779,273	9.34	10.21	6,753,566	0.02	0.25	1.45	(21.18)	(20.48)
2021	901,809	11.85	12.84	9,780,443	0.01	0.25	1.45	6.37	7.72
2020	1,048,078	8.58	12.14	10,735,215	0.02	0.25	1.45	7.84	9.07
MFS® VIT International Intrinsic Value
2024	103,316	12.45	13.90	1,300,472	0.01	0.25	1.25	2.55	3.58
2023	113,225	12.14	13.42	1,396,860	0.00	0.25	1.45	12.41	13.54
2022	149,320	10.80	11.82	1,629,925	0.00	0.25	1.45	(26.88)	(26.17)
2021	162,997	14.77	16.01	2,437,781	0.00	0.25	1.25	5.42	6.80
2020	167,692	14.01	15.18	2,372,547	0.01	0.25	1.45	15.02	16.32

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
MFS® VIT Investors Trust
2024	6,701	20.80	28.03	153,791	—	0.25	1.25	14.22	15.40
2023	6,751	18.21	24.29	135,527	0.00	0.25	1.45	13.74	14.90
2022	4,609	16.01	21.14	84,789	0.00	0.25	1.45	(20.11)	(19.34)
2021	4,122	20.04	26.21	88,680	0.00	0.25	1.45	21.01	22.48
2020	1,156	16.56	21.81	24,754	0.00	0.25	1.45	8.59	9.93
MFS® VIT New Discovery
2024	11,059	15.00	18.78	199,584	—	0.25	1.25	1.97	3.07
2023	14,532	14.71	18.22	252,181	—	0.25	1.45	9.53	10.56
2022	16,774	13.43	16.48	265,720	—	0.25	1.45	(32.92)	(32.21)
2021	17,585	20.02	24.31	409,002	—	0.25	1.45	(2.82)	(1.66)
2020	13,063	20.60	25.19	311,614	—	0.25	1.45	39.19	40.96
MFS® VIT Research
2024	1,676	29.57	29.57	49,556	—	0.25	0.25	14.75	14.75
2023	1,709	25.77	25.77	44,049	0.00	0.25	0.25	18.21	18.21
2022	1,741	21.80	21.80	37,957	0.00	0.25	0.25	(20.03)	(20.03)
2021	1,772	20.42	27.26	48,309	0.00	0.25	1.45	19.07	20.51
2020	6,602	17.15	23.05	141,651	0.01	0.25	1.45	11.22	12.60
MFS® VIT Total Return
2024	944,579	12.52	15.94	14,081,439	0.02	0.25	1.35	2.88	3.98
2023	1,005,908	12.17	15.33	14,479,191	0.02	0.25	1.45	5.55	6.68
2022	1,207,078	11.67	14.37	16,241,682	0.01	0.25	1.45	(13.56)	(12.70)
2021	1,199,389	13.50	15.62	18,726,542	0.02	0.75	1.45	8.87	9.69
2020	1,339,879	12.26	15.22	19,074,739	0.02	0.25	1.45	4.73	5.99
MFS® VIT Total Return Bond
2024	36,867	7.57	8.67	311,563	0.04	0.25	1.25	(1.94)	(0.91)
2023	36,102	7.72	8.75	308,489	0.03	0.25	1.45	2.66	3.67
2022	36,958	7.52	8.44	305,263	0.02	0.25	1.45	(17.72)	(16.93)
2021	30,980	9.14	10.16	306,924	0.02	0.25	1.45	(5.38)	(4.24)
2020	15,892	9.66	10.81	163,316	0.04	0.25	1.45	3.43	4.75

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
MFS® VIT Utilities
2024	586,869	12.91	21.96	12,272,048	0.02	0.25	1.35	6.58	7.85
2023	612,335	12.10	20.48	12,071,867	0.03	0.25	1.45	(6.50)	(5.50)
2022	781,487	12.93	16.72	15,890,001	0.02	0.25	1.45	(3.72)	(2.68)
2021	707,714	13.43	17.18	15,337,441	0.01	0.25	1.45	8.91	10.13
2020	767,473	12.33	20.52	15,127,555	0.02	0.25	1.45	0.98	2.25
Morgan Stanley VIF Emerging Markets Debt
2024	46,424	8.26	8.31	384,450	0.17	0.25	1.25	6.72	7.64
2023	16,463	7.72	7.72	127,180	0.06	0.25	0.25	8.12	8.12
2022	17,403	7.14	7.14	124,319	0.07	0.25	0.25	(21.37)	(21.37)
2021	17,154	9.08	9.08	155,901	0.06	0.25	0.25	(5.12)	(5.12)
2020	16,796	9.57	9.92	160,864	0.04	0.25	1.45	0.92	2.21
Morgan Stanley VIF Emerging Markets Equity
2024	475,012	6.06	8.56	3,453,154	0.01	0.25	1.35	3.06	4.26
2023	539,777	5.88	8.21	3,795,454	0.02	0.25	1.45	7.30	8.31
2022	585,334	7.24	7.58	3,813,755	0.00	0.25	1.45	(28.25)	(27.46)
2021	615,741	7.65	10.45	5,567,401	0.01	0.25	1.35	(1.46)	(0.38)
2020	1,037,848	7.76	10.65	8,950,437	0.01	0.25	1.45	9.28	10.71
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2024	137,168	14.83	18.07	2,036,430	0.01	0.25	0.75	10.34	10.93
2023	118,309	13.44	16.29	1,591,833	0.02	0.25	0.75	12.56	13.13
2022	117,485	11.96	14.40	1,403,710	0.01	0.25	1.45	(16.77)	(15.94)
2021	113,670	14.37	17.13	1,624,018	0.01	0.25	1.45	13.15	14.58
2020	162,110	12.53	15.18	2,034,802	0.02	0.25	1.45	5.13	6.38
Morningstar Balanced ETF Asset Allocation Portfolio
2024	834,668	11.38	13.47	10,495,931	0.02	0.25	1.25	5.57	6.65
2023	605,252	10.78	12.63	6,939,253	0.02	0.25	1.45	8.12	9.16
2022	606,605	9.97	11.57	6,307,676	0.02	0.25	1.45	(16.50)	(15.67)
2021	552,374	11.94	13.72	6,763,439	0.01	0.25	1.45	6.04	7.27
2020	1,183,274	11.26	12.99	13,456,005	0.03	0.25	1.45	4.26	5.61

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Morningstar Conservative ETF Asset Allocation Portfolio
2024	282,443	8.07	9.01	2,462,748	0.02	0.25	1.25	0.88	1.92
2023	270,638	8.00	8.84	2,325,240	0.02	0.25	1.45	3.36	4.37
2022	255,244	7.74	8.47	2,073,854	0.01	0.25	1.45	(15.50)	(14.62)
2021	303,277	9.16	9.92	2,908,135	0.01	0.25	1.45	(2.14)	(1.00)
2020	297,627	9.36	10.17	2,912,216	0.02	0.25	1.45	1.85	3.04
Morningstar Growth ETF Asset Allocation Portfolio
2024	448,722	13.27	16.16	6,092,380	0.01	0.25	1.25	7.97	9.12
2023	642,490	12.29	14.81	8,023,349	0.02	0.25	1.45	10.42	11.61
2022	669,312	11.13	13.27	7,525,468	0.02	0.25	1.45	(16.82)	(16.07)
2021	657,537	13.38	15.81	8,822,592	0.01	0.25	1.45	9.85	11.26
2020	850,133	12.11	14.43	10,310,746	0.02	0.25	1.45	5.18	6.49
Morningstar Income and Growth ETF Asset Allocation Portfolio
2024	130,216	9.67	11.13	1,391,740	0.02	0.25	1.25	3.42	4.51
2023	137,323	9.35	10.65	1,386,927	0.02	0.25	1.45	6.01	7.04
2022	108,032	8.82	9.95	994,817	0.01	0.25	1.45	(16.16)	(15.32)
2021	167,235	10.52	11.75	1,829,360	0.01	0.25	1.45	1.84	3.07
2020	192,757	10.33	11.57	2,054,801	0.02	0.25	1.45	3.61	4.90
NAA All Cap Value Series (c)
2024	625,509	16.14	34.06	15,404,846	0.02	0.25	1.35	5.58	6.70
2023	746,243	15.28	28.71	17,297,663	0.02	0.75	1.45	3.87	4.53
2022	779,428	14.69	30.38	17,314,087	0.01	0.25	1.45	(5.29)	(4.31)
2021	811,948	15.51	23.44	18,904,535	0.02	0.75	1.45	21.46	22.27
2020	828,159	12.77	26.45	15,913,700	0.02	0.25	1.45	(2.59)	(1.42)

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
NAA Large Cap Value (c)
2024	78,568	18.12	24.61	1,426,475	0.01	0.90	1.25	8.33	8.70
2023	82,363	16.67	22.68	1,375,631	0.01	0.90	1.25	4.32	4.71
2022	103,426	15.92	17.37	1,649,917	0.01	0.90	1.25	(5.50)	(5.18)
2021	123,622	16.79	18.38	2,137,254	0.01	0.90	1.25	21.80	22.29
2020	159,856	13.73	18.81	2,299,739	0.02	0.90	1.25	(1.69)	(1.44)
NAA Large Cap Value Series (c)
2024	940,311	16.87	33.69	20,112,964	0.02	0.25	1.35	8.61	9.85
2023	995,706	18.58	30.67	19,538,923	0.02	0.25	1.35	4.64	5.79
2022	1,451,399	17.87	29.00	27,123,329	0.01	0.25	1.35	(5.55)	(4.45)
2021	1,577,485	18.92	29.65	30,716,444	0.02	0.25	1.35	21.67	22.98
2020	1,903,030	12.89	24.68	30,099,538	0.02	0.25	1.45	(2.27)	(1.08)
NAA Large Core (c)
2024	79,512	18.82	25.80	1,557,697	0.03	0.90	1.25	20.27	20.72
2023	89,021	15.59	21.42	1,435,042	0.03	0.90	1.25	21.45	21.89
2022	101,722	12.79	15.48	1,348,038	0.01	0.90	1.25	(24.49)	(24.23)
2021	96,903	16.88	20.50	1,673,028	0.00	0.90	1.25	22.90	23.39
2020	104,247	13.68	18.91	1,467,824	0.01	0.90	1.25	12.78	13.15
NAA Large Core Series (c)
2024	933,867	17.47	33.31	16,459,174	0.03	0.25	1.35	20.50	21.84
2023	912,232	14.41	27.34	13,284,273	0.02	0.25	1.45	21.51	22.88
2022	901,407	17.46	22.25	10,746,395	0.01	0.25	1.45	(23.95)	(23.20)
2021	996,909	18.97	28.97	15,560,208	0.01	0.25	1.35	23.02	24.39
2020	1,071,783	12.46	23.65	13,522,465	0.01	0.25	1.45	13.56	14.97

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
NAA Large Growth Series (c)
2024	537,565	22.83	34.38	12,267,611	0.03	0.75	1.35	26.51	27.33
2023	588,758	17.93	21.54	10,561,352	0.01	0.75	1.35	33.96	34.71
2022	592,039	20.24	23.02	7,885,704	0.00	0.25	1.45	(33.57)	(32.91)
2021	656,334	24.22	34.31	13,109,477	0.01	0.25	1.35	22.32	23.68
2020	710,492	16.19	28.26	11,548,981	0.01	0.25	1.45	31.84	33.43
NAA Mid Growth (c)
2024	88,316	20.04	30.46	1,794,487	0.03	0.90	1.25	12.33	12.71
2023	93,062	17.78	27.08	1,664,035	0.02	0.90	1.10	21.33	21.53
2022	93,578	14.63	22.32	1,372,058	0.00	0.90	1.10	(30.42)	(30.27)
2021	115,064	20.98	32.08	2,448,075	—	0.90	1.10	8.97	9.16
2020	117,865	19.22	29.44	2,276,525	0.00	0.90	1.25	26.16	26.61
NAA Mid Growth Series (c)
2024	433,335	20.41	42.65	9,438,833	0.03	0.75	1.35	12.37	13.07
2023	535,108	18.05	37.86	10,212,163	0.01	0.75	1.45	20.99	21.71
2022	590,492	14.83	15.18	9,228,999	0.00	0.75	1.45	(30.78)	(30.41)
2021	655,074	21.31	21.93	14,786,164	0.01	0.75	1.45	8.78	9.51
2020	684,440	19.46	45.75	14,488,289	0.01	0.25	1.45	26.32	27.86
NAA Opportunity (c)
2024	6,212	12.53	17.59	95,629	0.01	0.90	0.90	6.19	6.22
2023	6,453	11.80	16.56	94,331	0.01	0.90	0.90	4.68	4.70
2022	6,366	11.27	15.82	89,072	0.01	0.90	0.90	(12.16)	(12.16)
2021	6,425	12.83	18.01	102,801	0.01	0.90	0.90	10.02	10.03
2020	6,948	11.10	16.37	102,321	0.01	0.90	1.25	(3.98)	(3.71)

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
NAA Small Cap Value Series (c)
2024	349,038	12.53	42.62	14,019,758	0.01	0.25	1.35	3.87	5.07
2023	503,860	12.05	40.78	19,120,993	0.01	0.25	1.45	5.58	6.72
2022	614,756	11.40	18.29	21,258,874	0.01	0.25	1.45	(7.77)	(6.78)
2021	727,902	12.36	19.62	27,154,082	0.01	0.25	1.45	20.70	22.17
2020	729,697	10.24	34.06	23,093,195	0.01	0.25	1.45	(5.27)	(4.18)
NAA Small Growth Series (c)
2024	228,954	12.42	22.70	2,951,586	0.03	0.25	1.35	7.96	9.13
2023	271,854	11.44	20.80	3,196,848	0.01	0.25	1.45	15.84	17.18
2022	300,407	9.81	13.00	3,016,775	0.00	0.75	1.45	(29.69)	(29.32)
2021	314,340	18.49	24.99	4,478,410	0.00	0.25	1.45	1.93	3.14
2020	334,301	13.52	24.60	4,661,082	0.01	0.25	1.45	26.06	27.59
NAA SMid Cap Value (c)
2024	319,199	22.47	40.94	10,696,085	0.01	0.90	1.25	4.12	4.48
2023	350,274	21.58	39.27	11,223,140	0.00	0.90	1.25	4.76	5.14
2022	373,787	20.60	30.36	11,389,658	0.01	0.90	1.25	(6.02)	(5.68)
2021	433,276	21.92	32.19	14,049,792	0.00	0.90	1.25	18.55	18.96
2020	496,734	18.49	33.49	13,595,565	—	0.90	1.25	(0.80)	(0.44)
NAA Smid-Cap Value Series (c)
2024	639,237	14.96	46.53	27,729,808	0.01	0.25	1.35	4.39	5.58
2023	796,351	14.31	44.30	32,831,307	0.01	0.25	1.45	5.07	6.21
2022	916,989	13.61	31.89	35,240,224	0.01	0.25	1.45	(5.94)	(4.98)
2021	996,101	14.47	33.56	40,746,196	0.02	0.25	1.45	18.41	19.81
2020	1,107,443	12.22	37.19	38,045,070	0.01	0.25	1.45	(0.24)	0.95

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
NAA World Equity Income (c)
2024	347,256	13.66	19.86	4,969,502	0.02	0.90	1.25	6.80	7.21
2023	366,732	12.79	18.57	4,907,542	0.02	0.90	1.25	7.39	7.77
2022	388,812	11.91	12.23	4,832,760	0.02	0.90	1.25	(13.00)	(12.71)
2021	387,369	13.69	14.01	5,504,344	0.02	0.90	1.25	16.21	16.65
2020	401,321	11.78	17.02	4,874,116	0.01	0.90	1.25	1.73	2.04
NAA World Equity Income Series (c)
2024	820,463	12.96	16.58	11,825,117	0.03	0.25	1.35	7.74	9.00
2023	885,849	11.89	15.34	11,783,762	0.03	0.25	1.35	7.49	8.68
2022	990,964	10.94	13.35	12,186,511	0.02	0.25	1.35	(12.97)	(11.99)
2021	1,122,246	12.43	15.34	15,836,480	0.02	0.25	1.35	16.57	17.82
2020	1,215,238	10.55	13.96	14,570,589	0.03	0.25	1.45	1.99	3.24
Neuberger Berman AMT Sustainable Equity I
2024	204,821	16.34	27.72	3,416,780	—	0.25	1.45	20.32	21.85
2023	250,434	13.58	22.75	3,456,160	0.00	0.25	1.45	21.36	22.84
2022	260,404	11.19	18.52	2,957,325	0.00	0.25	1.45	(21.97)	(21.06)
2021	324,004	14.34	23.46	4,701,748	0.00	0.25	1.45	18.12	19.51
2020	370,621	12.14	20.00	4,541,207	0.01	0.25	1.45	14.31	15.74
Neuberger Berman AMT Sustainable Equity S
2024	179,770	36.34	40.69	7,307,496	—	0.75	1.35	20.17	20.89
2023	165,859	30.24	33.66	5,580,656	0.00	0.75	1.35	21.20	21.91
2022	177,475	24.95	27.61	4,894,128	0.00	0.75	1.35	(22.10)	(21.63)
2021	189,148	32.03	35.23	6,654,112	0.00	0.75	1.35	17.89	18.62
2020	212,863	27.17	29.70	6,312,264	0.00	0.75	1.35	14.16	14.89

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Neuberger Berman Core Bond
2024	322,230	7.50	8.40	2,646,856	0.04	0.90	1.25	(2.85)	(2.44)
2023	286,434	7.72	8.61	2,419,027	0.04	0.90	1.25	1.31	1.53
2022	299,881	7.62	8.48	2,493,822	0.04	0.90	1.25	(17.53)	(17.19)
2021	193,535	9.24	10.24	1,966,056	0.02	0.90	1.25	(5.62)	(5.27)
2020	206,456	9.79	10.81	2,211,494	0.03	0.90	1.25	4.59	4.85
Neuberger Berman Large Cap Value
2024	40,006	16.00	16.60	663,638	0.02	0.90	1.10	6.10	6.34
2023	53,555	15.08	15.61	835,703	0.02	0.90	1.10	(6.04)	(5.85)
2022	61,802	16.05	16.58	1,024,423	0.01	0.90	1.10	(5.48)	(5.31)
2021	55,399	16.98	17.51	969,546	0.01	0.90	1.10	22.51	22.79
2020	57,260	13.57	14.26	816,250	0.01	0.90	1.25	9.35	9.69
Neuberger Berman Sustainable Equity
2024	62,238	24.62	26.30	1,630,305	—	0.90	1.25	22.61	23.07
2023	69,036	20.63	21.37	1,468,628	0.00	0.90	1.10	21.50	21.70
2022	61,971	16.98	17.56	1,086,556	—	0.90	1.10	(22.00)	(21.85)
2021	62,099	21.77	22.47	1,391,959	0.00	0.90	1.10	18.25	18.45
2020	70,096	18.01	18.97	1,325,589	0.00	0.90	1.25	14.28	14.62
North Square Spectrum Alpha
2024	172	18.08	18.08	3,117	—	0.90	0.90	10.65	10.65
2023	164	16.34	16.34	2,676	—	0.90	0.90	19.97	19.97
2022	3,021	13.62	13.62	41,168	—	0.90	0.90	(29.83)	(29.83)
2021	2,789	19.41	19.41	54,160	—	0.90	0.90	5.95	5.95
2020	2,743	18.32	18.32	50,295	—	0.90	0.90	24.88	24.88
Northern Global Tactical Asset Allocation
2024	7,256	13.00	13.00	94,364	0.03	0.90	0.90	3.83	3.83
2023	7,731	12.52	12.52	96,797	0.04	0.90	0.90	6.55	6.55
2022	7,857	11.75	11.75	92,372	0.02	0.90	0.90	(16.13)	(16.13)
2021	9,690	14.01	14.01	135,767	0.02	0.90	0.90	6.95	6.95
2020	9,699	13.10	13.10	127,078	0.02	0.90	0.90	2.42	2.42

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Northern Large Cap Core
2024	5,417	29.75	29.75	161,154	0.01	0.90	0.90	21.48	21.48
2023	5,208	24.49	24.49	127,531	0.01	0.90	0.90	19.52	19.52
2022	6,313	20.49	20.49	129,362	0.01	0.90	0.90	(18.75)	(18.75)
2021	8,600	25.22	25.22	216,860	0.01	0.90	0.90	27.96	27.96
2020	9,588	19.71	19.71	188,969	0.01	0.90	0.90	7.59	7.59
Northern Large Cap Value
2024	13,187	21.50	21.50	283,167	0.01	0.90	0.90	9.19	9.19
2023	20,617	19.69	19.69	405,574	0.03	0.90	0.90	5.86	5.86
2022	20,360	18.60	18.60	378,436	0.01	0.90	0.90	(9.58)	(9.58)
2021	12,315	20.57	20.57	253,024	0.02	0.90	0.90	23.40	23.40
2020	11,351	16.67	16.67	188,922	0.01	0.90	0.90	(2.57)	(2.57)
PGIM Focused Growth
2024	323,893	10.05	10.11	3,276,719	—	0.90	1.10	26.26	26.38
2023	352,180	7.96	8.00	2,817,235	—	0.90	1.10	46.06	46.52
2022	377,867	5.45	5.46	2,063,314	—	0.90	1.10	(43.05)	(42.95)
2021	396,159	9.57	9.57	3,793,610	—	0.90	1.10	—	—
PGIM Jennison Mid-Cap Growth
2024	11,222	21.41	21.41	240,169	—	0.90	0.90	7.37	7.37
2023	8,588	19.94	19.94	171,190	—	0.90	0.90	15.59	15.59
2022	7,502	17.25	17.25	129,357	—	0.90	0.90	(26.94)	(26.94)
2021	8,150	23.61	23.61	192,400	—	0.90	0.90	7.12	7.12
2020	9,351	22.04	22.04	206,074	—	0.90	0.90	36.72	36.72
PGIM Jennison Natural Resources
2024	2,250	7.24	7.24	16,273	0.01	0.90	0.90	(2.95)	(2.95)
2023	4,979	7.46	7.46	37,158	0.02	0.90	0.90	(5.93)	(5.93)
2022	2,665	7.93	7.93	21,153	0.03	0.90	0.90	19.61	19.61
2021	2,568	6.63	6.63	17,020	0.01	0.90	0.90	22.55	22.55
2020	2,682	5.41	5.41	14,521	0.01	0.90	0.90	6.71	6.71

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PGIM Jennison Small Company
2024	19,892	22.34	22.34	443,714	—	0.90	0.90	9.30	9.30
2023	25,354	20.44	20.44	517,528	0.00	0.90	0.90	7.24	7.24
2022	25,940	19.06	19.06	493,847	—	0.90	0.90	(21.98)	(21.98)
2021	29,793	24.43	24.43	727,252	—	0.90	0.90	24.07	24.07
2020	34,865	18.73	19.69	685,989	—	0.90	1.25	21.78	22.22
PGIM Quant Solutions Small-Cap Value (f)
2024	15,849	13.03	13.89	219,685	0.01	0.90	1.25	0.31	0.65
2023	19,619	12.99	13.80	269,545	0.02	0.90	1.25	11.69	12.10
2022	19,346	11.63	12.31	237,180	0.02	0.90	1.25	(15.17)	(14.87)
2021	20,605	13.71	14.46	296,063	0.01	0.90	1.25	35.34	35.77
2020	21,545	10.13	10.65	227,981	0.01	0.90	1.25	(7.49)	(7.15)
PIMCO All Asset
2024	15,128	10.31	10.31	155,351	0.05	0.90	0.90	(0.67)	(0.67)
2023	18,767	10.38	10.38	193,993	0.03	0.90	0.90	3.80	3.80
2022	23,972	10.00	10.00	239,115	0.06	0.90	0.90	(15.54)	(15.54)
2021	24,533	11.84	11.84	289,664	0.12	0.90	0.90	10.34	10.34
2020	26,589	10.73	10.73	284,413	0.03	0.90	0.90	3.57	3.57
PIMCO CommodityRealReturn Strategy
2024	14,425	4.89	4.89	70,217	0.03	0.90	0.90	0.20	0.20
2023	16,051	4.88	4.88	78,002	0.04	0.90	0.90	(11.27)	(11.27)
2022	19,082	5.50	5.50	104,727	0.37	0.90	0.90	4.17	4.17
2021	21,660	5.28	5.28	114,053	0.20	0.90	0.90	27.85	27.85
2020	20,628	4.13	4.13	85,051	0.01	0.90	0.90	(3.50)	(3.50)

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO Emerging Markets Bond
2024	6,350	8.65	8.65	54,902	0.05	0.90	0.90	3.22	3.22
2023	4,524	8.38	8.38	37,867	0.10	0.90	0.90	7.44	7.44
2022	15,111	7.80	7.80	117,816	0.06	0.90	0.90	(19.84)	(19.84)
2021	14,392	9.73	9.73	140,015	0.07	0.90	0.90	(6.17)	(6.17)
2020	1,546	10.37	10.37	16,005	0.04	0.90	0.90	2.07	2.07
PIMCO High Yield
2024	76,502	12.07	15.93	1,170,603	0.06	0.90	1.25	1.94	2.34
2023	84,898	11.84	15.60	1,270,244	0.06	0.90	1.25	7.64	8.09
2022	83,198	11.00	13.84	1,151,772	0.04	0.90	1.25	(14.79)	(14.52)
2021	90,462	12.91	16.19	1,464,828	0.04	0.90	1.25	(0.62)	(0.31)
2020	106,703	12.99	17.04	1,739,637	0.04	0.90	1.25	0.62	1.00
PIMCO International Bond (U.S. Dollar-Hedged)
2024	403,432	9.55	10.19	4,097,697	0.04	0.90	1.25	0.53	0.99
2023	421,769	9.75	10.09	4,241,906	0.02	0.90	1.10	4.50	4.67
2022	460,532	9.33	9.64	4,425,525	0.02	0.90	1.10	(14.09)	(13.85)
2021	365,442	10.86	11.19	4,088,637	0.01	0.90	1.10	(6.22)	(6.05)
2020	443,302	11.34	11.91	5,276,762	0.02	0.90	1.25	1.07	1.36
PIMCO Low Duration
2024	7,431	6.96	6.96	51,756	0.04	0.90	0.90	0.14	0.14
2023	20,096	6.95	6.95	139,566	0.03	0.90	0.90	0.72	0.72
2022	24,322	6.90	6.90	167,775	0.01	0.90	0.90	(9.33)	(9.33)
2021	4,258	7.61	7.61	32,418	0.00	0.90	0.90	(4.99)	(4.99)
2020	3,770	8.01	8.01	30,229	0.01	0.90	0.90	(1.23)	(1.23)
PIMCO Real Return
2024	89,023	8.18	8.18	727,831	0.02	0.90	0.90	(1.92)	(1.92)
2023	100,374	8.34	8.34	837,308	0.03	0.90	0.90	(0.95)	(0.95)
2022	100,888	8.42	8.42	849,037	0.07	0.90	0.90	(15.80)	(15.80)
2021	86,246	10.00	10.00	861,866	0.05	0.90	0.90	1.01	1.01
2020	89,845	9.90	9.90	889,376	0.02	0.90	0.90	7.03	7.03

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO StocksPLUS® Small Fund
2024	21,529	19.77	19.77	426,099	0.04	0.90	0.90	7.86	7.86
2023	21,200	18.33	18.33	389,037	0.02	0.90	0.90	12.18	12.18
2022	20,097	16.34	16.34	328,795	—	0.90	0.90	(27.15)	(27.15)
2021	25,879	22.43	22.43	581,000	0.17	0.90	0.90	9.25	9.25
2020	26,772	20.53	20.53	549,943	0.04	0.90	0.90	14.76	14.76
PIMCO Total Return
2024	163,257	8.37	8.37	1,366,694	0.04	0.90	0.90	(1.88)	(1.88)
2023	188,420	8.53	8.53	1,608,020	0.03	0.90	0.90	1.55	1.55
2022	202,451	8.40	8.40	1,699,871	0.03	0.90	0.90	(17.81)	(17.81)
2021	198,487	10.22	10.22	2,029,174	0.02	0.90	0.90	(5.28)	(5.28)
2020	204,724	10.79	10.79	2,207,748	0.02	0.90	0.90	4.15	4.15
PIMCO VIT All Asset Administrative
2024	274,910	12.12	13.82	3,785,849	0.07	0.75	1.35	(0.66)	(0.07)
2023	327,703	12.20	13.83	4,517,732	0.03	0.75	1.35	3.48	4.14
2022	351,375	11.79	13.28	4,649,478	0.07	0.75	1.35	(15.60)	(15.09)
2021	406,909	13.97	15.64	6,343,555	0.11	0.75	1.35	11.31	11.95
2020	401,133	12.55	13.97	5,584,370	0.05	0.75	1.35	3.38	4.02
PIMCO VIT All Asset Advisor
2024	82,571	9.41	10.81	892,189	0.06	0.25	1.25	(0.74)	0.28
2023	85,034	9.48	10.78	915,275	0.03	0.25	1.45	3.61	4.56
2022	73,606	9.15	10.31	757,694	0.07	0.25	1.45	(15.59)	(14.72)
2021	48,339	10.84	12.09	581,262	0.11	0.25	1.45	10.95	12.36
2020	40,753	9.77	10.96	434,795	0.04	0.25	1.45	3.28	4.38
PIMCO VIT CommodityRealReturn Strategy Administrative
2024	687,530	4.36	5.05	3,444,101	0.02	0.75	1.35	(0.23)	0.40
2023	915,090	4.37	5.03	4,505,201	0.17	0.75	1.35	(11.90)	(11.29)
2022	1,383,365	4.96	5.67	7,672,733	0.25	0.75	1.35	3.98	4.61
2021	1,673,553	4.77	5.42	8,802,103	0.04	0.75	1.35	27.88	28.44
2020	711,809	3.73	4.22	2,987,436	0.07	0.75	1.35	(3.12)	(2.54)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT CommodityRealReturn Strategy Advisor
2024	48,407	4.59	5.56	224,109	0.02	0.25	1.25	(0.36)	0.66
2023	38,956	4.56	5.58	180,337	0.08	0.25	1.45	(11.85)	(10.94)
2022	158,362	5.12	6.33	927,671	0.23	0.25	1.45	4.11	5.13
2021	40,886	4.87	6.08	200,736	0.03	0.25	1.45	27.46	28.84
2020	14,963	3.78	4.77	56,449	0.04	0.25	1.45	(3.25)	(2.04)
PIMCO VIT Emerging Markets Bond
2024	171,716	8.50	10.70	1,778,965	0.09	0.25	1.35	2.87	4.03
2023	187,339	8.26	10.34	1,882,624	0.06	0.25	1.45	6.20	7.44
2022	188,181	7.76	9.01	1,775,968	0.04	0.25	1.45	(19.33)	(18.46)
2021	250,702	9.62	11.05	2,935,103	0.06	0.25	1.45	(6.87)	(5.80)
2020	230,774	10.33	12.72	2,878,760	0.05	0.25	1.45	1.97	3.20
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
2024	810	9.21	9.21	7,462	0.02	0.25	0.25	(3.86)	(3.86)
2023	5,009	6.93	9.58	48,019	0.03	0.25	1.45	0.87	1.81
2022	4,863	9.41	9.41	45,802	0.01	0.25	0.25	(13.91)	(13.91)
2021	5,265	10.93	10.93	57,592	0.05	0.25	0.25	(7.37)	(7.37)
2020	5,199	8.81	12.08	61,364	0.02	0.25	1.45	5.26	6.53
PIMCO VIT Global Managed Asset Allocation
2024	7,324	11.21	12.52	87,773	0.04	0.25	1.25	6.16	7.19
2023	10,978	10.56	11.68	125,921	0.02	0.25	1.45	8.09	9.26
2022	10,855	9.77	10.69	114,199	0.02	0.25	1.45	(21.78)	(20.99)
2021	14,794	12.49	13.53	198,175	0.03	0.25	1.45	7.67	9.02
2020	9,485	11.60	12.57	116,361	0.03	0.25	1.45	11.65	12.94
PIMCO VIT High Yield
2024	16,791	18.19	18.19	305,201	0.07	0.25	0.25	3.35	3.35
2023	16,349	9.68	17.60	287,514	0.06	0.25	1.45	7.44	8.51
2022	15,132	9.01	16.22	245,201	0.05	0.25	1.45	(14.11)	(13.26)
2021	21,561	10.49	18.70	367,564	0.05	0.25	1.45	(1.04)	0.21
2020	9,741	10.60	19.10	162,140	0.02	0.25	1.45	1.05	2.25

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
2024	622,411	9.95	10.89	6,782,438	0.03	0.75	1.35	1.02	1.49
2023	759,657	9.85	10.73	8,065,915	0.02	0.75	1.35	4.34	4.99
2022	805,849	9.44	10.22	8,180,516	0.01	0.75	1.35	(14.03)	(13.46)
2021	812,544	10.98	11.81	9,589,217	0.02	0.75	1.35	(6.07)	(5.52)
2020	600,916	11.69	12.50	7,406,108	0.06	0.75	1.35	1.04	1.63
PIMCO VIT International Bond Portfolio (Unhedged)
2024	30,019	6.09	6.09	182,881	0.05	0.25	0.25	(6.60)	(6.60)
2023	10,630	6.52	6.52	69,255	0.02	0.25	0.25	2.68	2.68
2022	7,786	6.35	6.35	49,379	0.01	0.25	0.25	(21.60)	(21.60)
2021	27,214	8.10	8.10	220,498	0.05	0.25	0.25	(10.60)	(10.60)
2020	25,126	8.79	9.23	227,660	0.05	0.25	1.45	5.90	7.08
PIMCO VIT Low Duration Administrative (f)
2024	3,086,173	6.54	8.46	22,442,503	0.04	0.25	1.40	—	1.08
2023	3,908,810	6.54	8.37	28,326,340	0.04	0.25	1.40	0.43	1.70
2022	4,391,617	7.01	8.23	31,545,128	0.01	0.25	1.40	(9.78)	(8.76)
2021	3,187,448	7.77	9.02	25,114,031	0.01	0.25	1.40	(5.24)	(4.14)
2020	3,705,883	7.60	9.67	30,744,495	0.01	0.25	1.40	(1.44)	(0.31)
PIMCO VIT Low Duration Advisor
2024	67,074	6.91	7.64	505,836	0.04	0.25	1.25	—	1.06
2023	63,949	6.91	7.56	477,194	0.03	0.25	1.45	0.58	1.61
2022	93,556	6.87	7.31	680,268	0.02	0.25	1.45	(9.84)	(8.85)
2021	94,550	7.62	8.02	760,240	0.00	0.25	1.45	(5.34)	(4.18)
2020	95,450	8.05	8.53	800,165	0.01	0.25	1.45	(1.59)	(0.35)

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT Real Return Administrative (f)
2024	1,577,290	8.50	10.13	14,743,167	0.03	0.25	1.40	(2.30)	(1.07)
2023	1,709,263	8.70	9.96	16,403,665	0.03	0.75	1.40	(0.80)	(0.20)
2022	1,822,007	8.77	10.21	17,555,272	0.07	0.25	1.40	(15.67)	(14.70)
2021	2,156,777	10.40	11.76	24,340,503	0.05	0.75	1.40	0.97	1.73
2020	1,892,947	10.30	12.03	21,279,025	0.01	0.25	1.40	6.96	8.09
PIMCO VIT Real Return Advisor
2024	88,431	7.47	8.68	746,228	0.03	0.25	1.25	(2.23)	(1.16)
2023	111,182	7.64	8.79	952,674	0.03	0.25	1.45	(0.78)	0.23
2022	100,291	7.70	8.77	857,582	0.07	0.25	1.45	(15.66)	(14.77)
2021	64,496	9.13	10.10	644,261	0.06	0.25	1.45	0.88	2.12
2020	28,794	9.05	10.08	278,041	0.01	0.25	1.45	6.72	8.04
PIMCO VIT Short-Term
2024	505,530	7.65	8.46	4,132,367	0.07	0.25	1.25	1.46	2.55
2023	248,518	7.54	8.25	2,017,766	0.04	0.25	1.45	1.48	2.48
2022	290,181	7.43	8.05	2,321,666	0.02	0.25	1.45	(4.50)	(3.48)
2021	80,087	7.78	8.34	654,648	0.01	0.25	1.45	(4.42)	(3.36)
2020	45,546	8.14	8.76	389,604	0.01	0.25	1.45	(2.40)	(1.13)
PIMCO VIT Total Return Administrative
2024	1,022,530	8.35	8.35	8,572,957	0.04	1.40	1.40	(1.88)	(1.88)
2023	1,092,096	8.51	8.51	9,327,169	0.04	1.40	1.40	1.43	1.43
2022	1,101,981	8.39	8.39	9,282,733	0.03	1.40	1.40	(18.07)	(18.07)
2021	1,284,545	10.24	10.24	13,187,109	0.02	1.40	1.40	(5.54)	(5.54)
2020	1,324,739	10.84	10.84	14,391,974	0.02	1.40	1.40	4.03	4.03

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT Total Return Advisor
2024	1,668,536	7.29	8.44	13,368,939	0.04	0.25	1.25	(1.88)	(0.82)
2023	1,833,992	7.43	8.51	14,836,640	0.04	0.25	1.45	1.36	2.45
2022	1,171,416	7.33	8.31	9,308,527	0.02	0.25	1.45	(17.92)	(17.15)
2021	1,206,157	8.93	10.03	11,587,277	0.02	0.25	1.45	(5.60)	(4.48)
2020	1,140,056	9.46	10.50	11,464,816	0.02	0.25	1.45	3.73	5.11
Pioneer Bond VCT
2024	8,596	8.43	8.43	72,406	0.04	0.25	0.25	(0.35)	(0.35)
2023	15,676	8.46	8.46	132,477	0.03	0.25	0.25	3.30	3.30
2022	14,594	8.19	8.19	119,423	0.02	0.25	0.25	(17.19)	(17.19)
2021	22,413	9.89	9.89	221,587	0.02	0.25	0.25	(3.04)	(3.04)
2020	15,039	9.69	10.35	153,189	0.01	0.25	1.45	3.64	4.97
Pioneer Equity Income VCT
2024	1,008	15.89	15.89	16,034	0.02	1.25	1.25	6.36	6.36
2023	981	14.94	19.71	14,661	0.01	0.25	1.45	2.75	3.74
2022	7,955	14.54	19.00	141,187	0.01	0.25	1.45	(11.77)	(10.84)
2021	9,464	16.48	21.31	189,597	0.01	0.25	1.45	19.85	21.29
2020	7,900	13.75	17.84	134,180	0.02	0.25	1.45	(4.65)	(3.46)
Pioneer High Yield VCT
2024	6,400	9.24	10.96	63,613	0.04	0.25	1.25	4.05	4.98
2023	2,537	10.44	10.44	26,484	0.05	0.25	0.25	7.52	7.52
2022	2,467	9.71	9.71	23,961	0.10	0.25	0.25	(14.30)	(14.30)
2021	—	9.84	9.84	—	—	1.45	1.45	0.82	0.82
2020	—	9.76	11.27	—	0.01	0.25	1.45	(2.50)	(1.31)
Pioneer Strategic Income
2024	7,000	8.92	8.92	62,376	0.05	0.90	0.90	0.34	0.34
2023	7,750	8.89	8.89	68,848	0.03	0.90	0.90	3.98	3.98
2022	9,176	8.55	8.55	78,402	0.03	0.90	0.90	(16.42)	(16.42)
2021	5,592	10.23	10.23	57,157	0.03	0.90	0.90	(1.82)	(1.82)
2020	5,783	10.42	10.42	60,180	0.03	0.90	0.90	3.27	3.27

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Pioneer Strategic Income VCT
2024	90,030	8.05	8.87	781,868	0.04	0.25	1.25	(0.37)	0.57
2023	34,081	8.08	8.82	287,112	0.03	0.25	1.45	3.46	4.63
2022	22,503	7.81	8.43	185,285	0.03	0.25	1.45	(16.47)	(15.62)
2021	23,776	9.35	9.99	233,104	0.02	0.25	1.45	(2.71)	(1.58)
2020	8,232	9.61	10.30	81,652	0.01	0.25	1.45	2.78	3.94
Putnam VT Core Equity Fund
2024	14,356	26.65	36.00	488,005	—	0.25	1.25	21.63	22.87
2023	2,021	21.91	21.91	44,266	0.00	1.25	1.45	22.75	22.75
2022	2,394	17.85	23.63	42,712	0.02	0.25	1.45	(19.23)	(18.43)
2021	2,394	22.10	22.10	52,904	—	1.45	1.45	25.28	25.28
2020	—	17.64	23.19	—	—	0.25	1.45	12.21	13.51
Putnam VT Diversified Income
2024	12,296	8.74	8.74	107,445	0.06	0.25	0.25	2.34	2.34
2023	12,374	8.54	8.54	105,613	0.07	0.25	0.25	1.43	1.43
2022	6,753	8.42	8.42	56,784	0.07	0.25	0.25	(5.50)	(5.50)
2021	6,566	8.03	8.91	58,410	0.01	0.25	1.45	(10.98)	(9.91)
2020	29,458	9.02	10.04	286,982	0.06	0.25	1.45	(5.15)	(4.11)
Putnam VT Global Asset Allocation
2024	50,035	14.06	17.37	864,946	—	0.25	1.25	11.50	12.65
2023	1,186	12.61	12.61	14,919	0.01	1.25	1.45	12.59	12.59
2022	1,153	11.20	11.20	12,885	0.01	1.45	1.45	(19.54)	(19.54)
2021	1,121	13.92	13.92	15,569	0.01	1.45	1.45	9.01	9.01
2020	1,088	12.77	15.35	13,865	0.02	0.25	1.45	7.40	8.71
Putnam VT High Yield
2024	5,097	11.07	11.07	56,446	0.06	0.25	0.25	4.43	4.43
2023	4,956	9.39	10.60	52,561	0.05	0.25	1.45	7.44	8.50
2022	4,868	8.74	9.77	47,512	0.05	0.25	1.45	(15.23)	(14.37)
2021	4,733	10.31	11.41	53,995	0.01	0.25	1.45	0.39	1.60
2020	68,468	10.27	11.41	728,150	0.05	0.25	1.45	0.59	1.88

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Putnam VT Income
2024	5,606	8.01	8.01	44,818	0.06	0.25	0.25	(0.87)	(0.87)
2023	5,907	7.45	8.08	47,684	0.26	0.25	1.45	0.40	1.25
2022	12,434	7.98	7.98	99,129	0.08	0.25	0.25	(16.53)	(16.53)
2021	46,045	8.98	9.56	440,386	0.02	0.25	1.45	(8.83)	(7.63)
2020	196,610	9.85	10.51	1,976,277	0.08	0.25	1.45	1.13	2.34
Putnam VT Large Cap Growth Fund
2024	15,654	35.90	47.45	714,103	—	0.25	1.25	27.80	29.12
2023	14,695	28.09	36.75	537,856	—	0.25	1.45	38.51	39.84
2022	13,077	20.28	26.28	342,106	—	0.25	1.45	(33.38)	(32.70)
2021	11,922	30.44	39.05	464,554	—	0.25	1.45	17.30	18.73
2020	13,076	25.95	33.39	430,043	—	0.25	1.45	32.67	34.26
Putnam VT Large Cap Value
2024	61,592	20.87	28.42	1,684,314	0.01	0.25	1.25	14.17	15.34
2023	65,110	18.28	24.64	1,523,443	0.01	0.25	1.45	10.86	11.95
2022	83,184	16.49	22.01	1,584,614	0.01	0.25	1.45	(7.15)	(6.18)
2021	58,089	17.76	23.46	1,293,624	0.01	0.25	1.45	21.73	23.21
2020	52,318	14.59	19.33	917,255	0.01	0.25	1.45	1.18	2.38
Putnam VT Small Cap Growth
2024	13,112	18.11	24.44	320,297	—	0.25	1.25	18.21	19.39
2023	13,020	15.32	20.47	264,685	—	0.25	1.45	18.03	19.22
2022	2,685	12.98	17.17	46,084	—	0.25	1.45	(31.29)	(30.57)
2021	1,850	18.89	18.89	34,946	—	1.45	1.45	8.94	8.94
2020	1,802	17.34	22.78	31,252	—	0.25	1.45	41.90	43.63
Putnam VT Small Cap Value
2024	20,837	15.19	15.19	316,960	0.01	0.75	0.75	2.29	2.29
2023	40,359	14.85	14.85	599,634	0.00	0.75	0.75	19.28	19.28
2022	53,548	12.45	12.45	667,247	0.00	0.75	0.75	(16.22)	(16.22)
2021	99,518	14.86	14.86	1,479,056	0.01	0.75	0.75	34.85	34.85
2020	15,121	11.02	11.02	166,978	0.01	0.75	0.75	0.09	0.09

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Redwood Managed Volatility (e)
2024	—	9.51	9.51	—	0.44	1.25	1.25	0.11	0.11
2023	6,225	9.50	9.50	59,209	0.01	1.25	1.45	(0.52)	(0.52)
2022	6,053	9.55	10.29	57,861	0.02	0.25	1.45	(11.41)	(10.52)
2021	46,591	10.78	11.50	521,698	0.02	0.25	1.45	(1.82)	(0.61)
2020	45,206	10.98	11.68	512,436	0.02	0.25	1.45	5.48	6.76
Royce Micro-Cap
2024	274,707	11.96	14.77	4,036,573	—	0.75	1.35	8.83	9.49
2023	255,700	10.99	13.49	3,407,340	—	0.75	1.35	13.77	14.42
2022	276,853	9.66	11.79	3,244,212	—	0.75	1.35	(25.75)	(25.24)
2021	310,369	13.01	15.77	4,864,577	—	0.75	1.35	24.50	25.16
2020	319,251	10.45	12.60	3,996,511	—	0.75	1.35	18.48	19.21
Royce Small-Cap Opportunity
2024	123,468	20.49	21.25	2,626,098	—	0.90	1.10	5.56	5.77
2023	153,576	19.41	20.09	3,087,328	—	0.90	1.10	14.51	14.73
2022	197,566	16.95	17.51	3,461,746	—	0.90	1.10	(20.61)	(20.45)
2021	160,613	21.35	22.01	3,537,576	—	0.90	1.10	25.22	25.41
2020	178,959	16.69	17.55	3,141,719	—	0.90	1.25	20.94	21.45
Royce Small-Cap Value
2024	74,850	13.15	13.64	1,020,003	0.01	0.90	1.10	(0.90)	(0.66)
2023	84,050	13.27	13.73	1,153,552	0.01	0.90	1.10	21.08	21.29
2022	89,641	10.96	11.32	1,014,527	0.00	0.90	1.10	(13.70)	(13.52)
2021	91,283	12.70	13.09	1,194,186	—	0.90	1.10	23.06	23.37
2020	99,200	10.10	10.61	1,052,100	0.02	0.90	1.25	(10.38)	(10.08)

(e)	Liquidation. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Banking
2024	86,406	6.00	12.43	575,259	0.02	0.25	1.30	17.82	19.28
2023	106,536	5.03	10.54	593,151	0.02	0.25	1.45	(1.31)	(0.40)
2022	114,961	5.05	10.68	650,514	0.01	0.25	1.45	(20.42)	(19.59)
2021	142,378	6.28	13.42	1,024,928	0.01	0.25	1.45	27.69	29.22
2020	98,518	4.86	10.51	555,206	0.01	0.25	1.45	(12.49)	(11.48)
Rydex VIF Basic Materials
2024	72,193	12.25	15.21	1,057,745	0.01	0.25	1.30	(6.57)	(5.59)
2023	87,789	13.10	16.28	1,358,239	—	0.25	1.45	4.43	5.52
2022	91,354	12.54	13.23	1,381,255	0.01	0.25	1.45	(13.46)	(12.56)
2021	95,120	14.49	15.13	1,667,542	0.01	0.25	1.45	17.61	19.04
2020	165,051	12.32	15.30	2,412,402	0.01	0.25	1.45	14.50	15.88
Rydex VIF Biotechnology
2024	95,787	12.50	27.04	1,561,764	—	0.25	1.30	(5.54)	(4.55)
2023	96,433	13.23	28.33	1,736,713	—	0.25	1.45	1.03	2.16
2022	105,529	13.08	27.73	1,807,507	—	0.25	1.45	(16.90)	(16.07)
2021	276,728	15.74	33.04	5,566,699	—	0.25	1.45	(3.02)	(1.84)
2020	151,300	16.23	34.59	3,285,750	—	0.25	1.45	16.01	17.41
Rydex VIF Commodities Strategy
2024	396,592	1.74	2.80	711,809	0.04	0.25	1.30	3.57	4.87
2023	585,954	1.68	3.77	1,016,935	0.10	0.25	1.45	(10.24)	(9.49)
2022	630,606	2.95	4.20	1,226,035	0.05	0.25	1.45	17.98	18.95
2021	1,052,906	2.48	3.56	1,702,159	—	0.25	1.45	33.33	35.52
2020	191,731	1.19	2.67	268,466	0.01	0.25	1.45	(26.04)	(25.40)
Rydex VIF Consumer Products
2024	50,669	11.43	19.38	908,216	0.01	0.25	1.30	—	1.10
2023	64,226	11.42	19.38	1,109,454	0.01	0.25	1.45	(7.36)	(6.41)
2022	135,811	12.32	19.34	2,280,026	0.01	0.25	1.45	(5.01)	(4.07)
2021	59,497	12.97	20.16	1,278,501	0.01	0.25	1.45	5.79	7.06
2020	154,778	12.26	20.80	2,930,833	0.01	0.25	1.45	2.85	4.14

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Dow 2x Strategy (f)
2024	24,888	34.66	40.91	1,008,668	0.01	0.25	1.30	15.56	16.75
2023	29,631	29.98	35.40	1,037,854	0.00	0.25	1.45	18.36	19.64
2022	41,196	25.32	27.95	1,207,082	—	0.25	1.45	(23.76)	(23.00)
2021	34,847	33.21	36.30	1,344,915	—	0.25	1.45	34.51	36.11
2020	66,035	24.69	29.14	1,851,810	0.01	0.25	1.45	(2.76)	(1.58)
Rydex VIF Electronics
2024	84,453	17.14	49.64	2,334,630	—	0.25	1.30	11.15	12.40
2023	92,442	15.42	44.62	2,296,006	—	0.25	1.45	48.27	49.79
2022	49,066	24.18	30.08	511,946	—	0.25	1.45	(35.49)	(34.82)
2021	93,411	37.10	46.63	1,867,820	—	0.25	1.45	32.25	33.84
2020	77,765	12.18	35.26	1,044,289	—	0.25	1.45	49.15	50.98
Rydex VIF Energy
2024	310,844	5.47	7.80	2,051,302	0.03	0.25	1.30	(4.20)	(3.18)
2023	333,382	5.71	8.14	2,299,251	0.03	0.25	1.45	(2.63)	(1.57)
2022	538,965	5.86	7.02	3,730,893	0.01	0.25	1.45	42.23	43.56
2021	786,136	4.12	4.89	4,274,046	0.01	0.25	1.45	44.06	45.54
2020	355,523	2.86	4.08	1,257,531	0.01	0.25	1.45	(37.14)	(36.35)
Rydex VIF Energy Services
2024	163,497	1.69	2.06	300,110	—	0.25	1.30	(11.98)	(10.82)
2023	285,527	1.92	2.31	606,733	—	0.25	1.45	—	0.87
2022	237,270	1.91	2.29	502,130	—	0.25	1.45	36.43	37.95
2021	2,867,125	1.40	1.66	4,540,805	0.00	0.25	1.45	12.00	13.70
2020	324,399	1.25	1.50	432,705	0.01	0.25	1.45	(40.00)	(39.17)

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Europe 1.25x Strategy (f)
2024	43,470	5.29	6.09	264,030	0.08	0.25	1.30	(7.02)	(6.04)
2023	75,772	5.63	6.55	493,597	0.00	0.25	1.30	14.91	16.32
2022	85,247	4.84	5.70	483,712	—	0.25	1.30	(16.67)	(15.97)
2021	92,715	5.76	6.84	631,917	0.00	0.25	1.30	13.81	14.97
2020	106,126	5.01	8.66	636,190	0.02	0.25	1.45	(4.20)	(3.01)
Rydex VIF Financial Services
2024	72,179	10.31	16.04	773,663	0.01	0.25	1.30	17.06	18.37
2023	81,120	8.71	13.69	729,334	—	0.25	1.45	9.12	10.25
2022	95,845	7.90	12.54	786,254	0.01	0.25	1.45	(21.53)	(20.68)
2021	135,833	9.96	15.98	1,457,108	0.00	0.25	1.45	29.39	30.88
2020	237,357	7.61	12.35	1,879,291	0.00	0.25	1.45	(4.49)	(3.22)
Rydex VIF Government Long Bond 1.2x Strategy (f)
2024	73,223	5.08	6.99	401,403	0.04	0.25	1.30	(16.16)	(15.17)
2023	101,854	6.05	8.24	715,235	0.03	0.25	1.30	(5.19)	(4.30)
2022	109,302	6.38	8.61	806,429	0.02	0.25	1.45	(43.29)	(42.71)
2021	103,030	11.25	15.03	1,330,663	0.00	0.25	1.45	(11.56)	(10.43)
2020	95,188	12.72	17.24	1,362,228	0.00	0.25	1.45	16.70	18.08
Rydex VIF Health Care
2024	115,770	15.86	22.79	2,156,086	—	0.25	1.30	(4.08)	(3.06)
2023	118,410	16.52	23.51	2,302,890	—	0.25	1.45	0.56	1.69
2022	136,008	16.42	23.12	2,633,261	—	0.25	1.45	(15.67)	(14.81)
2021	146,426	19.47	27.89	3,365,479	—	0.25	1.45	13.73	15.06
2020	230,876	17.12	24.24	4,790,332	—	0.25	1.45	13.45	14.83

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF High Yield Strategy
2024	18,351	9.63	10.58	176,616	0.09	0.25	1.25	2.23	3.22
2023	1,600	10.25	10.25	16,381	0.24	0.25	0.25	9.16	9.16
2022	2,088	8.72	9.39	19,624	0.00	0.25	1.45	(15.18)	(14.32)
2021	25,526	10.28	10.96	263,738	—	0.25	1.45	(2.74)	(1.62)
2020	2,076	10.57	11.24	23,119	0.00	0.25	1.45	(4.77)	(3.68)
Rydex VIF Internet
2024	40,448	14.81	29.07	624,918	—	0.25	1.30	18.10	19.43
2023	43,383	12.54	24.34	565,003	—	0.25	1.45	41.22	42.67
2022	53,964	12.80	17.06	489,439	—	0.25	1.45	(47.15)	(46.59)
2021	58,881	24.22	31.94	1,005,185	—	0.25	1.45	(8.81)	(7.71)
2020	170,773	18.40	35.56	3,191,204	—	0.25	1.45	53.26	55.08
Rydex VIF Inverse Dow 2x Strategy (f)
2024	1,645,990	0.03	0.25	138,851	0.07	0.25	1.30	(21.88)	—
2023	1,594,786	0.03	0.32	156,518	0.00	0.25	1.30	(25.00)	(20.00)
2022	2,061,289	0.08	0.40	238,147	—	0.25	1.45	—	—
2021	1,587,714	0.08	0.40	194,319	—	0.25	1.45	(42.86)	(33.33)
2020	1,035,973	0.07	0.65	264,430	0.03	0.25	1.45	(50.00)	(46.15)
Rydex VIF Inverse Government Long Bond Strategy (f)
2024	169,534	1.56	2.35	273,634	0.04	0.25	1.30	12.23	13.53
2023	172,047	1.39	2.07	250,278	—	0.25	1.30	(0.71)	0.49
2022	199,955	1.40	2.06	301,084	—	0.25	1.30	40.00	42.07
2021	189,081	1.45	3.36	198,966	—	0.25	1.45	(3.45)	(2.68)
2020	219,575	1.03	3.48	253,104	0.00	0.25	1.45	(24.51)	(23.50)

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Inverse Mid-Cap Strategy (f)
2024	46,878	0.32	1.56	15,085	0.05	1.25	1.30	(11.11)	(10.34)
2023	48,279	0.36	1.74	21,124	0.01	1.25	1.45	(13.00)	(12.20)
2022	46,934	0.70	2.00	23,403	—	0.25	1.45	4.71	6.06
2021	9,706	0.39	1.91	7,693	—	1.30	1.45	(27.78)	(26.54)
2020	15,519	0.54	2.60	8,362	0.01	0.25	1.45	(28.18)	(27.64)
Rydex VIF Inverse NASDAQ-100® Strategy (f)
2024	840,054	0.12	0.22	107,341	0.04	0.25	1.30	(20.00)	(18.52)
2023	738,326	0.15	0.27	110,313	0.00	0.25	1.30	(34.78)	(34.15)
2022	1,413,105	0.23	0.41	361,704	—	0.25	1.30	27.78	32.26
2021	2,243,409	0.31	0.90	642,830	—	0.25	1.45	(29.55)	(28.00)
2020	192,057	0.25	1.26	51,286	0.08	0.25	1.45	(40.85)	(39.73)
Rydex VIF Inverse Russell 2000® Strategy (f)
2024	179,173	0.31	0.56	63,154	0.08	0.25	1.30	(8.82)	(8.20)
2023	186,094	0.34	0.61	70,948	—	0.25	1.30	(15.00)	(14.08)
2022	205,917	0.40	0.71	99,104	—	0.25	1.30	11.11	12.70
2021	202,113	0.36	0.63	72,241	—	0.25	1.30	(21.74)	(21.25)
2020	154,424	0.46	2.41	69,952	0.02	0.25	1.45	(33.79)	(32.77)
Rydex VIF Inverse S&P 500 Strategy (f)
2024	252,514	0.30	1.25	87,957	0.12	0.25	1.30	(16.90)	(16.67)
2023	293,714	0.36	1.50	113,402	0.04	0.25	1.45	(18.48)	(17.44)
2022	383,265	0.86	1.84	217,190	—	0.25	1.45	11.52	13.16
2021	283,805	0.76	1.65	126,184	—	0.25	1.45	(27.63)	(26.92)
2020	278,495	0.55	2.28	184,860	0.02	0.25	1.45	(28.30)	(27.21)

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Japan 2x Strategy (f)
2024	20,105	9.05	9.64	182,572	0.04	0.25	1.30	(3.21)	(2.23)
2023	23,263	9.35	9.86	218,523	0.00	0.25	1.30	28.79	30.08
2022	25,670	7.26	7.26	186,867	—	1.30	1.30	(45.37)	(45.37)
2021	27,008	13.29	13.73	359,890	—	0.25	1.30	(17.76)	(16.84)
2020	30,285	16.16	17.82	490,395	0.01	0.25	1.45	34.29	35.98
Rydex VIF Leisure
2024	23,423	13.71	16.57	324,743	—	0.25	1.30	11.55	12.72
2023	29,401	12.29	14.70	364,248	—	0.25	1.45	17.35	18.55
2022	32,914	10.55	12.40	345,927	—	0.25	1.45	(30.55)	(29.86)
2021	27,447	15.19	17.68	415,461	—	0.25	1.45	(3.49)	(2.27)
2020	30,030	15.61	18.59	471,072	—	0.25	1.45	15.74	17.14
Rydex VIF Mid-Cap 1.5x Strategy (f)
2024	13,873	20.03	34.36	462,315	0.01	1.25	1.30	10.41	10.42
2023	17,144	18.14	31.12	522,720	—	0.25	1.45	13.87	15.06
2022	21,125	15.92	20.18	568,546	—	0.25	1.45	(26.40)	(25.62)
2021	25,056	21.63	27.13	918,845	—	0.25	1.45	29.37	30.94
2020	39,272	16.72	28.67	1,051,709	0.01	0.25	1.45	5.89	7.09
Rydex VIF Money Market
2024	6,811,078	4.51	6.64	36,276,127	0.04	0.25	1.30	(0.45)	0.64
2023	6,889,745	4.53	6.67	36,463,589	0.03	0.25	1.45	(0.66)	0.47
2022	14,955,706	6.21	6.71	82,374,985	0.01	0.25	1.45	(3.45)	(2.51)
2021	8,979,830	4.73	6.37	50,323,078	—	0.25	1.30	(4.40)	(3.19)
2020	8,567,494	4.94	7.27	48,650,488	0.00	0.25	1.45	(4.34)	(3.15)

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF NASDAQ-100®
2024	216,627	37.92	55.32	9,324,445	—	0.25	1.30	18.65	19.92
2023	241,662	31.95	46.13	8,503,353	—	0.25	1.45	46.79	48.33
2022	156,276	21.75	31.10	3,626,879	—	0.25	1.45	(36.87)	(36.22)
2021	302,589	36.98	48.76	11,188,514	—	0.25	1.30	20.03	21.51
2020	227,243	28.70	41.24	6,977,732	0.00	0.25	1.45	38.65	40.32
Rydex VIF NASDAQ-100® 2x Strategy (f)
2024	171,416	97.52	202.97	17,981,780	—	0.25	1.30	35.86	37.32
2023	199,945	71.78	147.81	15,279,296	—	0.25	1.45	107.10	109.30
2022	86,551	47.28	70.62	3,463,744	—	0.25	1.45	(62.65)	(62.27)
2021	99,699	126.57	187.16	10,660,065	—	0.25	1.45	46.75	48.53
2020	174,982	63.16	129.48	14,023,444	0.00	0.25	1.45	78.68	80.81
Rydex VIF Nova (f)
2024	83,272	29.37	36.03	2,577,589	—	0.25	1.30	27.14	28.50
2023	99,762	23.10	28.04	2,408,690	—	0.25	1.45	29.41	30.78
2022	91,113	21.12	21.44	1,676,812	0.00	0.25	1.45	(33.16)	(32.47)
2021	118,482	31.60	31.75	3,263,113	0.00	0.25	1.45	36.03	37.62
2020	118,098	19.62	23.70	2,388,633	0.01	0.25	1.45	14.77	16.12
Rydex VIF Precious Metals
2024	349,746	5.35	9.68	2,872,216	0.02	0.25	1.30	3.53	4.70
2023	376,729	5.11	9.35	3,030,318	0.00	0.25	1.45	(0.57)	0.39
2022	403,708	5.09	8.80	3,276,447	0.01	0.25	1.45	(14.73)	(13.87)
2021	346,472	5.91	10.32	3,737,032	0.04	0.25	1.45	(13.13)	(12.05)
2020	381,788	6.72	12.69	4,713,784	0.05	0.25	1.45	28.43	30.13

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Real Estate
2024	89,319	8.37	13.95	1,198,582	0.01	0.25	1.30	0.58	1.70
2023	107,631	8.23	13.87	1,421,965	0.01	0.25	1.45	5.69	6.74
2022	118,849	7.71	9.14	1,476,766	0.01	0.25	1.45	(30.39)	(29.65)
2021	152,454	10.96	13.13	2,704,693	0.01	0.25	1.45	28.22	29.70
2020	158,896	8.45	14.69	2,195,538	0.03	0.25	1.45	(9.94)	(8.82)
Rydex VIF Retailing
2024	18,874	15.39	21.60	366,566	—	0.25	1.30	11.63	12.85
2023	24,694	13.77	19.14	431,788	—	0.25	1.30	11.67	12.85
2022	27,963	12.33	16.96	441,522	—	0.25	1.45	(29.54)	(28.86)
2021	22,871	17.50	23.84	544,117	—	0.25	1.45	6.84	8.17
2020	52,322	16.38	22.65	1,142,121	—	0.25	1.45	37.42	39.04
Rydex VIF Russell 2000® 1.5x Strategy (f)
2024	24,435	19.07	19.07	467,400	0.01	1.30	1.30	6.30	6.30
2023	28,620	17.94	17.94	515,376	—	1.30	1.30	14.71	14.71
2022	29,856	12.42	15.64	468,356	—	0.25	1.30	(36.24)	(35.55)
2021	76,123	19.27	24.53	1,868,089	0.00	0.25	1.30	13.99	15.18
2020	66,840	16.27	21.52	1,379,767	—	0.25	1.45	14.74	16.15
Rydex VIF Russell 2000® 2x Strategy (f)
2024	928,972	10.62	11.93	9,877,753	0.01	0.25	1.30	4.94	6.04
2023	884,412	10.12	11.25	8,951,595	0.00	0.25	1.30	16.86	18.17
2022	42,963	9.52	11.81	376,066	—	0.25	1.45	(45.40)	(44.84)
2021	65,167	17.26	21.63	1,029,256	—	0.25	1.45	20.37	21.81
2020	933,496	13.16	17.97	12,377,233	0.00	0.25	1.45	12.03	13.40

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF S&P 500 2x Strategy (f)
2024	97,811	39.36	49.39	4,013,265	0.01	0.25	1.30	36.24	37.68
2023	142,899	28.89	36.24	4,391,077	0.00	0.25	1.45	38.96	40.44
2022	87,157	23.17	26.07	1,868,130	—	0.25	1.45	(42.25)	(41.67)
2021	198,666	39.72	45.14	7,567,670	—	0.25	1.45	51.43	53.24
2020	162,308	23.76	29.81	4,045,097	0.01	0.25	1.45	12.87	14.29
Rydex VIF S&P 500 Pure Growth
2024	150,955	18.76	26.77	3,282,071	—	0.25	1.30	21.32	22.57
2023	144,495	15.45	21.84	2,762,923	—	0.25	1.45	1.98	3.07
2022	164,076	15.15	21.19	2,993,418	—	0.25	1.45	(31.29)	(30.62)
2021	285,393	22.05	30.54	7,503,372	—	0.25	1.45	22.03	23.49
2020	183,767	18.07	25.41	3,928,105	—	0.25	1.45	21.77	23.23
Rydex VIF S&P 500 Pure Value
2024	273,228	13.90	17.09	4,602,572	0.01	0.25	1.30	6.15	7.26
2023	277,227	13.09	16.10	4,410,036	0.01	0.25	1.45	1.83	2.89
2022	464,490	12.85	14.86	6,978,675	0.01	0.25	1.45	(6.55)	(5.65)
2021	416,862	13.75	15.75	6,896,493	0.01	0.25	1.45	26.49	28.15
2020	630,370	10.87	13.36	8,381,376	0.01	0.25	1.45	(14.48)	(13.49)
Rydex VIF S&P MidCap 400 Pure Growth
2024	73,653	12.47	21.17	1,469,339	—	0.25	1.30	11.24	12.43
2023	85,356	11.20	18.83	1,571,764	—	0.25	1.45	9.86	11.03
2022	80,875	10.19	16.96	1,352,697	—	0.25	1.45	(25.84)	(25.09)
2021	104,826	13.74	22.64	2,282,191	—	0.25	1.45	7.34	8.64
2020	173,286	12.80	21.42	3,129,376	—	0.25	1.45	24.76	26.30

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF S&P MidCap 400 Pure Value
2024	80,333	16.24	21.49	1,554,286	—	0.25	1.30	—	1.11
2023	67,100	16.23	21.49	1,404,464	—	0.25	1.45	22.45	23.76
2022	169,877	13.25	15.32	2,688,160	0.01	0.25	1.45	(9.12)	(8.26)
2021	175,582	14.58	16.70	3,054,010	0.00	0.25	1.45	25.58	27.09
2020	182,298	11.61	15.37	2,759,688	0.00	0.25	1.45	2.65	4.00
Rydex VIF S&P SmallCap 600 Pure Growth
2024	77,424	12.10	16.77	1,257,188	—	0.25	1.30	3.65	4.71
2023	81,440	11.67	16.18	1,303,926	0.00	0.25	1.45	12.52	13.71
2022	77,560	10.36	14.00	1,103,897	—	0.25	1.45	(32.81)	(32.14)
2021	102,576	15.42	20.63	2,110,510	—	0.25	1.45	13.97	15.38
2020	164,386	13.53	18.76	2,816,483	—	0.25	1.45	10.72	12.01
Rydex VIF S&P SmallCap 600 Pure Value
2024	112,421	11.73	14.60	1,508,579	—	0.25	1.30	(0.68)	0.46
2023	100,085	11.80	14.70	1,433,404	—	0.25	1.45	16.02	17.16
2022	109,464	10.17	11.19	1,356,106	—	0.25	1.45	(12.02)	(11.12)
2021	347,046	11.56	12.59	4,904,922	—	0.25	1.45	37.13	38.81
2020	232,363	8.43	10.49	2,416,477	—	0.25	1.45	(10.03)	(8.98)
Rydex VIF Strengthening Dollar 2x Strategy (f)
2024	91,068	4.95	10.69	737,519	0.03	1.25	1.30	15.65	15.94
2023	91,521	4.28	9.22	630,776	0.00	1.25	1.30	(3.05)	(2.95)
2022	90,582	5.83	9.51	639,137	—	0.25	1.45	10.84	11.90
2021	109,223	5.21	8.58	644,558	—	0.25	1.45	6.19	7.64
2020	111,704	3.74	8.08	609,655	0.01	0.25	1.45	(17.80)	(16.89)

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Technology
2024	152,937	20.18	36.51	3,347,768	—	0.25	1.30	18.71	19.98
2023	180,400	17.00	30.43	3,287,683	—	0.25	1.45	42.74	44.29
2022	178,425	19.91	21.09	2,245,158	—	0.25	1.45	(38.89)	(38.28)
2021	191,170	32.58	34.17	3,900,452	—	0.25	1.45	15.25	16.66
2020	263,530	16.89	30.10	4,803,474	—	0.25	1.45	42.71	44.50
Rydex VIF Telecommunications
2024	88,262	4.66	9.09	443,063	0.01	0.25	1.30	10.69	12.09
2023	96,516	4.21	8.19	470,783	0.01	0.25	1.45	1.87	2.86
2022	99,832	4.13	8.04	468,633	0.00	1.30	1.45	(28.98)	(28.92)
2021	111,541	8.29	11.32	649,455	0.01	0.25	1.45	4.24	5.47
2020	108,354	5.57	10.86	623,044	0.01	0.25	1.45	4.73	5.93
Rydex VIF Transportation
2024	22,748	14.40	17.30	381,001	—	0.25	1.30	(2.70)	(1.73)
2023	34,115	14.79	17.78	568,981	—	0.25	1.45	19.25	20.56
2022	27,355	12.40	13.91	383,353	—	0.25	1.45	(37.72)	(37.12)
2021	22,277	19.91	22.12	527,550	—	0.25	1.45	16.91	18.29
2020	31,594	17.03	20.47	627,215	0.00	0.25	1.45	34.41	36.05
Rydex VIF Utilities
2024	221,132	9.97	15.80	2,366,062	0.01	0.25	1.30	14.86	16.01
2023	228,411	8.68	13.62	2,178,641	0.02	0.25	1.45	(11.07)	(10.10)
2022	326,043	12.91	15.15	3,426,892	0.01	0.25	1.45	(3.15)	(2.13)
2021	313,209	13.33	15.48	3,597,117	0.01	0.25	1.45	9.53	10.81
2020	361,694	9.19	14.35	3,763,441	0.02	0.25	1.45	(9.25)	(8.19)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Weakening Dollar 2x Strategy (f)
2024	25,386	2.08	2.25	53,613	0.06	0.25	1.30	(17.13)	(16.04)
2023	32,286	2.51	2.68	81,837	0.00	0.25	1.30	(1.18)	(0.37)
2022	40,856	2.54	2.69	104,450	—	0.25	1.30	(22.09)	(21.11)
2021	32,517	3.26	3.41	105,901	—	0.25	1.30	(17.47)	(16.63)
2020	42,357	3.95	4.99	167,310	0.00	0.25	1.45	4.83	6.31
T. Rowe Price Blue Chip Growth
2024	92,673	30.16	41.87	3,581,413	—	0.25	1.25	29.50	30.84
2023	93,404	23.29	32.00	2,721,019	—	0.25	1.45	42.80	44.21
2022	79,959	16.31	22.19	1,590,798	—	0.25	1.45	(41.20)	(40.60)
2021	94,712	27.74	37.36	3,146,850	—	0.25	1.45	12.22	13.56
2020	91,300	24.72	33.52	2,695,743	—	0.25	1.45	28.08	29.62
T. Rowe Price Capital Appreciation
2024	269,356	22.80	24.31	6,543,214	0.02	0.90	1.25	7.70	8.09
2023	307,913	21.17	22.49	6,911,313	0.02	0.90	1.25	13.57	13.99
2022	343,813	18.64	19.73	6,763,846	0.01	0.90	1.25	(15.81)	(15.50)
2021	352,417	22.14	23.35	8,217,281	0.01	0.90	1.25	13.31	13.68
2020	391,272	19.54	20.54	8,018,634	0.01	0.90	1.25	12.88	13.29
T. Rowe Price Equity Income
2024	73,997	15.16	20.43	1,442,854	0.02	0.25	1.25	6.76	7.87
2023	69,781	14.20	18.94	1,267,230	0.02	0.25	1.45	4.72	5.81
2022	63,126	13.56	17.90	1,084,192	0.02	0.25	1.45	(7.57)	(6.67)
2021	44,620	14.67	19.18	771,928	0.01	0.25	1.45	19.76	21.24
2020	38,328	12.25	16.12	546,324	0.02	0.25	1.45	(3.47)	(2.30)
T. Rowe Price Growth Stock
2024	212,749	30.27	31.40	6,687,707	—	0.90	1.10	23.70	23.96
2023	229,053	24.47	25.33	5,805,195	—	0.90	1.10	38.72	39.02
2022	255,114	17.64	18.22	4,646,088	—	0.90	1.10	(42.82)	(42.70)
2021	263,315	30.85	31.80	8,378,228	—	0.90	1.10	14.60	14.80
2020	293,148	26.35	27.70	8,121,311	—	0.90	1.25	30.51	30.97

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Health Sciences
2024	504,043	18.71	34.80	9,700,459	—	0.25	1.25	(2.84)	(1.83)
2023	523,110	19.15	35.45	10,321,598	—	0.25	1.45	(1.56)	(0.59)
2022	592,832	21.14	35.66	11,825,610	—	0.25	1.45	(16.31)	(15.46)
2021	621,727	25.26	42.18	14,793,088	—	0.25	1.45	7.90	9.22
2020	598,624	21.19	39.35	12,995,970	—	0.25	1.45	23.60	25.12
T. Rowe Price Limited-Term Bond
2024	19,298	7.08	7.58	138,936	0.03	0.25	1.25	0.28	1.34
2023	26,415	7.06	7.48	187,932	0.02	0.25	1.45	0.28	1.36
2022	8,193	7.04	7.38	59,209	0.02	0.25	1.45	(8.69)	(7.75)
2021	12,780	7.71	8.00	100,761	0.01	0.25	1.45	(4.46)	(3.38)
2020	10,076	8.07	8.44	82,656	0.01	0.25	1.45	(0.12)	1.20
T. Rowe Price Retirement 2010
2024	151	11.86	11.86	1,785	0.03	0.90	0.90	3.85	3.85
2023	147	11.42	11.42	1,673	0.02	0.90	0.90	7.53	7.53
2022	143	10.62	10.62	1,516	0.02	0.90	0.90	(17.67)	(17.67)
2021	139	12.90	12.90	1,784	0.01	0.90	0.90	4.03	4.03
2020	135	12.40	12.40	1,671	0.01	0.90	0.90	7.08	7.08
T. Rowe Price Retirement 2015
2024	17,586	12.80	12.80	225,058	0.03	0.90	0.90	4.15	4.15
2023	14,332	12.29	12.29	176,071	0.02	0.90	0.90	8.09	8.09
2022	12,642	11.37	11.37	143,743	0.02	0.90	0.90	(17.85)	(17.85)
2021	12,866	13.84	13.84	178,104	0.01	0.90	0.90	4.85	4.85
2020	11,599	13.20	13.20	153,151	0.01	0.90	0.90	7.67	7.67
T. Rowe Price Retirement 2020
2024	10,014	13.82	13.82	138,325	0.02	0.90	0.90	4.46	4.46
2023	9,598	13.23	13.23	126,929	0.02	0.90	0.90	8.62	8.62
2022	9,340	12.18	12.18	113,727	0.02	0.90	0.90	(18.36)	(18.36)
2021	9,032	14.92	14.92	134,698	0.01	0.90	0.90	5.74	5.74
2020	9,849	14.11	14.11	138,935	0.01	0.90	0.90	8.37	8.37

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Retirement 2025
2024	2,437	14.95	14.95	36,511	0.01	0.90	0.90	4.99	4.99
2023	4,754	14.24	14.24	67,769	0.02	0.90	0.90	9.62	9.62
2022	4,545	12.99	12.99	59,109	0.01	0.90	0.90	(19.32)	(19.32)
2021	4,546	16.10	16.10	73,217	0.01	0.90	0.90	7.05	7.05
2020	4,268	15.04	15.04	64,223	0.01	0.90	0.90	9.70	9.70
T. Rowe Price Retirement 2030
2024	17,156	16.17	16.17	277,517	0.02	0.90	0.90	5.96	5.96
2023	21,152	15.26	15.26	322,886	0.02	0.90	0.90	11.31	11.31
2022	19,389	13.71	13.71	265,934	0.01	0.90	0.90	(20.61)	(20.61)
2021	15,963	17.27	17.27	275,657	0.01	0.90	0.90	8.68	8.68
2020	14,219	15.89	15.89	225,940	0.01	0.90	0.90	10.89	10.89
T. Rowe Price Retirement 2035
2024	5,120	17.31	17.31	88,636	0.01	0.90	0.90	7.12	7.12
2023	4,605	16.16	16.16	74,460	0.01	0.90	0.90	13.09	13.09
2022	4,063	14.29	14.29	58,096	0.01	0.90	0.90	(21.57)	(21.57)
2021	5,261	18.22	18.22	95,888	0.00	0.90	0.90	10.09	10.09
2020	14,383	16.55	16.55	238,091	0.01	0.90	0.90	11.98	11.98
T. Rowe Price Retirement 2040
2024	10,563	18.28	18.28	193,149	0.01	0.90	0.90	8.23	8.23
2023	10,287	16.89	16.89	173,747	0.01	0.90	0.90	14.43	14.43
2022	4,496	14.76	14.76	66,391	0.01	0.90	0.90	(22.36)	(22.36)
2021	3,884	19.01	19.01	73,861	0.00	0.90	0.90	11.30	11.30
2020	3,943	17.08	17.08	67,343	0.01	0.90	0.90	13.04	13.04
T. Rowe Price Retirement 2045
2024	573	18.84	18.84	10,796	0.01	0.90	0.90	8.96	8.96
2023	499	17.29	17.29	8,625	0.01	0.90	0.90	15.34	15.34
2022	435	14.99	14.99	6,525	0.01	0.90	0.90	(22.61)	(22.61)
2021	264	19.37	19.37	5,111	0.00	0.90	0.90	12.16	12.16
2020	153	17.27	17.27	2,645	0.01	0.90	0.90	13.54	13.54

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Retirement 2050
2024	53	18.94	18.94	1,011	0.01	0.90	0.90	9.29	9.29
2023	37	17.33	17.33	649	0.01	0.90	0.90	15.53	15.53
2022	21	15.00	15.00	321	0.01	0.90	0.90	(22.64)	(22.64)
2021	5	19.39	19.39	105	—	0.90	0.90	12.41	12.41
2020	—	17.25	17.25	—	—	0.90	0.90	13.49	13.49
T. Rowe Price Retirement 2055
2024	2,936	18.90	18.90	55,511	0.01	0.90	0.90	9.37	9.37
2023	2,802	17.28	17.28	48,438	0.01	0.90	0.90	15.51	15.51
2022	2,612	14.96	14.96	39,075	0.01	0.90	0.90	(22.69)	(22.69)
2021	2,483	19.35	19.35	48,052	0.00	0.90	0.90	12.30	12.30
2020	3,314	17.23	17.23	57,115	0.01	0.90	0.90	13.43	13.43
T. Rowe Price Retirement Balanced
2024	7,058	11.01	11.01	77,845	0.02	0.90	0.90	3.19	3.19
2023	12,747	10.67	10.67	136,138	0.02	0.90	0.90	6.59	6.59
2022	13,922	10.01	10.01	139,424	0.03	0.90	0.90	(16.79)	(16.79)
2021	18,964	12.03	12.03	228,287	0.02	0.90	0.90	3.71	3.71
2020	9,714	11.60	11.60	112,744	0.01	0.90	0.90	6.62	6.62
Templeton Developing Markets VIP Fund
2024	387,604	8.54	17.40	4,884,093	0.04	0.25	1.45	2.96	4.16
2023	453,811	8.27	16.90	5,472,435	0.02	0.25	1.45	7.71	9.08
2022	503,940	13.65	15.69	5,591,175	0.02	0.25	1.45	(25.39)	(24.50)
2021	582,580	18.08	21.03	8,749,873	0.01	0.25	1.45	(9.86)	(8.73)
2020	472,510	11.37	23.33	6,846,325	0.04	0.25	1.45	12.02	13.42
Templeton Foreign VIP Fund
2024	360,770	8.27	13.91	3,159,714	0.02	0.25	1.45	(5.38)	(4.16)
2023	399,328	8.21	14.52	3,680,596	0.03	0.25	1.45	15.61	16.91
2022	490,692	7.56	12.42	3,876,550	0.03	0.25	1.45	(11.68)	(10.52)
2021	532,568	8.01	13.56	4,744,177	0.01	0.25	1.45	(0.37)	0.82
2020	1,118,366	8.04	13.77	9,817,548	0.05	0.25	1.45	(5.52)	(4.31)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Templeton Global Bond VIP Fund
2024	134,202	5.12	5.86	755,737	—	0.25	1.25	(15.09)	(14.20)
2023	117,059	6.03	6.83	765,260	—	0.25	1.45	(1.47)	(0.44)
2022	115,003	6.12	6.99	757,221	—	0.25	1.45	(8.79)	(7.91)
2021	147,559	6.71	7.45	1,060,716	—	0.25	1.45	(9.20)	(8.02)
2020	187,725	7.39	8.26	1,482,690	0.07	0.25	1.45	(9.44)	(8.22)
Templeton Growth VIP Fund
2024	—	10.02	10.02	—	0.02	1.25	1.25	1.01	1.01
2023	426	9.92	9.92	4,227	0.03	1.25	1.45	15.89	15.89
2022	414	8.56	8.56	3,545	0.00	1.45	1.45	(15.16)	(15.16)
2021	403	10.09	10.09	4,064	0.01	1.45	1.45	0.30	0.30
2020	391	10.06	12.26	3,933	0.03	0.25	1.45	1.21	2.42
Third Avenue Value
2024	16,492	11.34	12.72	201,251	0.03	0.25	1.25	(6.28)	(5.43)
2023	6,316	12.10	12.10	76,425	0.00	1.45	1.45	15.79	15.79
2022	57,455	10.45	10.45	600,789	0.00	1.45	1.45	11.29	11.29
2021	2,424	9.39	9.39	22,774	0.01	1.45	1.45	16.65	16.65
2020	2,115	8.05	8.82	17,020	0.02	0.25	1.45	(6.61)	(5.57)
TOPS® Aggressive Growth ETF
2024	4,466	14.04	14.04	62,687	0.01	0.25	0.25	8.17	8.17
2023	3,306	12.98	12.98	42,918	0.01	0.25	0.25	13.36	13.36
2022	—	10.82	10.82	—	—	1.45	1.45	(19.61)	(19.61)
2021	25,530	13.46	13.46	343,684	0.01	1.45	1.45	13.97	13.97
2020	—	11.81	12.30	—	—	0.25	1.45	7.36	8.66
TOPS® Balanced ETF
2024	86,551	11.09	11.09	959,655	0.02	0.25	0.25	3.16	3.16
2023	90,534	10.75	10.75	973,011	0.02	0.25	0.25	7.61	7.61
2022	57,409	9.99	9.99	573,171	0.02	0.25	0.25	(14.18)	(14.18)
2021	14,845	11.64	11.64	172,797	—	0.25	0.25	5.82	5.82
2020	—	10.63	11.07	—	—	0.25	1.45	3.40	4.63

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
TOPS® Conservative ETF
2024	100,524	10.37	10.37	1,041,877	0.02	0.25	0.25	2.37	2.37
2023	77,666	10.13	10.13	786,319	0.02	0.25	0.25	5.52	5.52
2022	68,324	9.07	9.60	655,829	0.00	0.25	1.45	(12.87)	(12.01)
2021	420,872	10.41	10.91	4,405,671	0.02	0.25	1.45	1.66	2.83
2020	50,008	10.24	10.67	530,413	—	0.25	1.45	1.99	3.29
TOPS® Growth ETF
2024	32,635	13.25	13.25	432,273	0.01	0.25	0.25	6.94	6.94
2023	32,000	12.39	12.39	396,338	0.01	0.25	0.25	12.13	12.13
2022	23,504	10.44	11.05	259,673	0.01	0.25	1.45	(18.44)	(17.66)
2021	49,986	12.80	13.42	648,162	0.00	0.25	1.45	11.21	12.58
2020	—	11.51	11.99	—	—	0.25	1.45	6.48	7.82
TOPS® Moderate Growth ETF
2024	117,157	12.21	12.21	1,430,780	0.02	0.25	0.25	4.99	4.99
2023	67,988	11.63	11.63	790,527	0.01	0.25	0.25	9.61	9.61
2022	60,858	10.61	10.61	645,671	0.03	0.25	0.25	(15.86)	(15.86)
2021	—	12.03	12.69	—	—	0.25	1.45	7.60	9.02
2020	—	11.18	11.64	—	—	0.25	1.45	5.47	6.69
VanEck VIP Global Gold
2024	111,077	9.49	9.68	1,056,863	0.05	0.25	1.25	9.63	10.86
2023	40,924	8.56	8.83	356,983	—	0.25	1.45	5.75	6.87
2022	22,569	8.01	8.35	185,133	—	0.25	1.45	(16.92)	(16.13)
2021	19,870	9.55	10.05	196,388	0.12	0.25	1.45	(17.76)	(16.81)
2020	32,649	11.48	12.22	392,379	0.03	0.25	1.45	32.54	34.22
VanEck VIP Global Resources
2024	120,298	4.65	5.73	567,449	0.03	0.25	1.25	(7.13)	(6.25)
2023	102,644	4.96	6.17	518,297	0.02	0.25	1.45	(7.77)	(6.94)
2022	91,297	5.33	6.69	504,114	0.02	0.25	1.45	3.56	4.72
2021	20,720	5.09	6.46	124,830	0.00	0.25	1.45	13.53	14.90
2020	26,572	4.43	5.69	146,413	0.00	0.25	1.45	13.80	15.01

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Vanguard® VIF Balanced
2024	402,086	14.15	15.94	6,351,223	0.02	0.25	1.65	9.52	11.16
2023	269,632	12.92	14.34	3,821,044	0.02	0.25	1.85	9.12	10.65
2022	181,747	11.84	12.96	2,320,159	0.02	0.25	1.85	(18.18)	(17.03)
2021	205,408	14.47	15.62	3,152,836	0.01	0.25	1.85	13.40	15.19
2020	70,960	12.76	13.68	938,575	0.02	0.25	1.85	5.37	7.13
Vanguard® VIF Capital Growth
2024	104,281	19.92	22.43	2,298,837	0.02	0.25	1.65	8.20	9.79
2023	66,991	18.41	20.43	1,335,928	0.01	0.25	1.85	22.16	23.89
2022	76,363	15.07	16.49	1,233,196	0.01	0.25	1.85	(19.28)	(18.20)
2021	67,802	18.67	20.16	1,311,086	0.01	0.25	1.85	15.75	17.69
2020	62,250	16.13	17.29	1,037,907	0.01	0.25	1.85	11.86	13.68
Vanguard® VIF Conservative Allocation
2024	728,572	10.27	11.57	8,117,315	0.03	0.25	1.65	2.60	4.05
2023	590,405	10.01	11.12	6,285,486	0.02	0.25	1.85	7.29	8.91
2022	644,903	9.33	10.21	6,273,187	0.02	0.25	1.85	(18.73)	(17.59)
2021	583,293	11.48	12.39	6,875,828	0.02	0.25	1.85	0.97	2.57
2020	234,847	11.37	12.19	2,724,001	0.02	0.25	1.85	6.46	8.16
Vanguard® VIF Diversified Value
2024	135,806	16.36	18.42	2,472,436	0.02	0.25	1.65	9.65	11.23
2023	108,185	14.92	16.56	1,769,036	0.01	0.25	1.85	14.68	16.29
2022	95,380	13.01	14.38	1,350,005	0.01	0.25	1.85	(15.52)	(14.30)
2021	50,133	15.40	16.62	826,973	0.01	0.25	1.85	24.29	26.29
2020	18,339	12.39	13.29	236,656	0.02	0.25	1.85	6.44	8.22
Vanguard® VIF Equity Income
2024	200,635	16.16	18.19	3,614,359	0.03	0.25	1.65	9.93	11.46
2023	212,413	14.70	16.32	3,442,100	0.03	0.25	1.85	3.16	4.62
2022	186,703	14.25	15.60	2,888,853	0.02	0.25	1.85	(5.19)	(3.82)
2021	115,229	15.03	16.22	1,844,856	0.02	0.25	1.85	19.38	21.32
2020	83,154	12.59	13.50	1,102,923	0.02	0.25	1.85	(1.64)	(0.07)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Vanguard® VIF Equity Index
2024	522,896	21.09	23.75	12,378,952	0.01	0.25	1.65	19.15	20.87
2023	609,989	17.70	19.65	11,949,221	0.01	0.25	1.85	20.33	22.05
2022	395,088	14.71	16.10	6,333,751	0.01	0.25	1.85	(21.92)	(20.81)
2021	245,632	18.84	20.33	4,968,973	0.01	0.25	1.85	22.50	24.42
2020	79,786	15.38	16.49	1,297,571	0.01	0.25	1.85	12.59	14.36
Vanguard® VIF Global Bond Index
2024	338,710	8.63	8.63	2,921,671	0.04	0.25	0.25	(1.26)	(1.26)
2023	139,186	8.74	8.74	1,215,698	0.02	0.25	0.25	3.19	3.19
2022	140,583	8.47	8.47	1,190,887	0.02	0.25	0.25	(15.97)	(15.97)
2021	59,734	10.08	10.08	601,922	0.02	0.25	0.25	(4.91)	(4.91)
2020	6,855	10.35	10.63	72,702	0.00	0.25	1.85	1.67	3.20
Vanguard® VIF Growth
2024	141,502	23.34	26.28	3,698,032	—	0.25	1.65	27.05	28.89
2023	132,071	18.37	20.39	2,679,715	0.00	0.25	1.85	33.79	35.66
2022	110,991	13.73	15.03	1,659,794	—	0.25	1.85	(36.38)	(35.47)
2021	69,389	21.58	23.29	1,598,527	0.00	0.25	1.85	12.28	14.05
2020	12,652	19.22	20.61	245,973	0.00	0.25	1.85	36.31	38.51
Vanguard® VIF High Yield Bond
2024	157,483	10.03	11.29	1,777,516	0.06	0.25	1.65	1.62	3.01
2023	119,479	9.87	10.96	1,302,723	0.05	0.25	1.85	6.59	8.09
2022	125,760	9.26	10.14	1,268,891	0.03	0.25	1.85	(13.54)	(12.28)
2021	105,111	10.71	11.56	1,208,776	0.05	0.25	1.85	(1.20)	0.35
2020	120,169	10.84	11.63	1,381,463	0.03	0.25	1.85	0.65	2.29
Vanguard® VIF International
2024	304,770	14.20	15.99	4,871,253	0.01	0.25	1.65	4.03	5.47
2023	321,725	13.65	15.16	4,874,327	0.02	0.25	1.85	9.38	10.98
2022	297,875	12.48	13.66	4,066,260	0.01	0.25	1.85	(33.26)	(32.31)
2021	281,760	18.70	20.18	5,683,100	0.00	0.25	1.85	(6.22)	(4.72)
2020	154,942	19.94	21.38	3,268,296	0.01	0.25	1.85	50.04	52.50

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Vanguard® VIF Mid-Cap Index
2024	349,202	15.76	17.74	6,006,499	0.01	0.25	1.65	9.83	11.36
2023	341,916	14.35	15.93	5,294,468	0.01	0.25	1.85	10.64	12.18
2022	340,826	12.97	14.20	4,677,611	0.01	0.25	1.85	(22.52)	(21.42)
2021	277,347	16.74	18.07	4,827,809	0.01	0.25	1.85	18.47	20.39
2020	190,747	14.13	15.15	2,744,483	0.01	0.25	1.85	12.41	14.25
Vanguard® VIF Moderate Allocation
2024	1,135,481	11.96	13.47	15,126,676	0.02	0.25	1.65	5.28	6.82
2023	1,067,397	11.36	12.61	13,307,614	0.02	0.25	1.85	10.29	11.89
2022	805,102	10.30	11.27	8,956,922	0.02	0.25	1.85	(19.72)	(18.63)
2021	436,212	12.83	13.85	5,869,009	0.02	0.25	1.65	4.82	6.54
2020	444,966	12.24	13.12	5,614,456	0.01	0.25	1.85	8.32	10.07
Vanguard® VIF Real Estate Index
2024	210,339	10.48	11.80	2,472,814	0.03	0.25	1.65	—	1.37
2023	180,754	10.48	11.64	2,093,474	0.02	0.25	1.85	6.61	8.18
2022	180,052	9.83	10.76	1,927,120	0.01	0.25	1.85	(29.63)	(28.65)
2021	98,657	13.97	15.08	1,480,447	0.01	0.25	1.85	33.56	35.73
2020	24,763	10.46	11.21	273,043	0.01	0.25	1.85	(9.36)	(7.96)
Vanguard® VIF Short Term Investment Grade
2024	1,182,582	7.94	8.94	10,551,051	0.03	0.25	1.65	0.13	1.59
2023	993,331	7.93	8.80	8,728,664	0.02	0.25	1.85	1.28	2.68
2022	847,032	7.83	8.57	7,236,472	0.02	0.25	1.85	(10.00)	(8.73)
2021	622,758	8.70	9.39	5,829,899	0.01	0.25	1.85	(5.13)	(3.59)
2020	199,759	9.17	9.83	1,942,195	0.03	0.25	1.85	0.44	2.08

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Vanguard® VIF Small Company Growth (f)
2024	11,267	16.72	16.72	188,295	—	0.25	0.25	7.80	7.80
2023	14,878	15.51	15.51	230,648	0.00	0.25	0.25	15.83	15.83
2022	16,761	13.39	13.39	224,335	0.00	0.25	0.25	(27.70)	(27.70)
2021	17,036	18.52	18.52	315,474	0.00	0.25	0.25	10.57	10.57
2020	17,605	15.77	16.91	294,852	0.01	0.25	1.85	17.34	19.25
Vanguard® VIF Total Bond Market Index
2024	2,581,076	7.27	8.18	21,019,321	0.03	0.25	1.65	(3.32)	(2.04)
2023	2,125,581	7.52	8.35	17,650,757	0.02	0.25	1.85	0.80	2.20
2022	1,374,916	7.46	8.17	11,168,900	0.02	0.25	1.85	(17.20)	(15.95)
2021	1,193,149	9.01	9.72	11,527,976	0.02	0.25	1.85	(6.34)	(4.89)
2020	429,315	9.62	10.32	4,378,791	0.02	0.25	1.85	2.45	4.14
Vanguard® VIF Total International Stock Market Index
2024	1,139,808	10.13	11.00	12,528,646	0.03	0.25	1.65	0.30	1.66
2023	1,012,992	10.10	10.82	10,949,848	0.03	0.25	1.85	10.26	11.89
2022	788,650	9.16	9.67	7,620,471	0.03	0.25	1.85	(19.86)	(18.74)
2021	453,639	11.43	11.90	5,392,917	0.02	0.25	1.85	3.44	5.12
2020	75,636	11.05	11.35	855,008	0.01	0.25	1.85	5.84	7.58
Vanguard® VIF Total Stock Market Index
2024	1,699,711	20.18	22.73	38,426,478	0.01	0.25	1.65	18.01	19.76
2023	1,220,645	17.10	18.98	23,045,885	0.01	0.25	1.85	20.25	21.98
2022	1,063,489	14.22	15.56	16,532,901	0.01	0.25	1.85	(23.22)	(22.16)
2021	841,611	18.52	19.99	16,793,913	0.01	0.25	1.85	19.64	21.59
2020	187,528	15.48	16.59	3,064,148	0.01	0.25	1.85	14.84	16.67
Victory RS Partners (f)
2024	14,270	36.23	36.23	517,677	—	0.90	0.90	10.56	10.56
2023	14,700	32.77	32.77	482,425	0.01	0.90	0.90	11.24	11.24
2022	15,387	29.46	29.46	453,894	0.00	0.90	0.90	(8.20)	(8.20)
2021	17,811	32.09	32.09	572,076	—	0.90	0.90	24.67	24.67
2020	19,212	25.74	25.74	495,005	—	0.90	0.90	(3.41)	(3.41)

(f)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Victory RS Science and Technology
2024	22,884	35.89	37.23	853,726	—	0.90	1.10	27.54	27.81
2023	24,387	28.14	29.13	711,607	—	0.90	1.10	27.27	27.54
2022	24,671	22.11	22.84	564,416	—	0.90	1.10	(45.77)	(45.67)
2021	33,576	40.77	42.04	1,412,788	—	0.90	1.10	(12.92)	(12.73)
2020	42,257	45.83	48.17	2,036,781	—	0.90	1.25	58.14	58.71
Victory RS Value
2024	105,120	16.44	17.05	1,791,774	—	0.90	1.10	8.09	8.32
2023	111,370	15.21	15.74	1,752,623	0.01	0.90	1.10	3.26	3.42
2022	117,249	14.73	15.22	1,784,105	0.00	0.90	1.10	(6.89)	(6.68)
2021	120,586	15.82	16.31	1,965,988	0.00	0.90	1.10	22.26	22.45
2020	136,276	12.67	13.32	1,813,765	—	0.90	1.25	(6.70)	(6.33)
Virtus Ceredex Mid Cap Value Equity
2024	7,526	19.12	19.12	144,535	0.01	0.90	0.90	5.58	5.58
2023	8,328	18.11	18.11	151,417	0.01	0.90	0.90	6.40	6.40
2022	14,482	17.02	17.02	246,998	0.01	0.90	0.90	(17.50)	(17.50)
2021	15,659	20.63	20.63	323,619	—	0.90	0.90	23.83	23.83
2020	18,546	16.66	16.66	309,476	0.01	0.90	0.90	(5.34)	(5.34)
Virtus Duff & Phelps Real Estate Securities Series
2024	32,961	13.29	14.48	464,525	0.02	0.25	1.25	6.24	7.34
2023	26,423	12.51	13.49	349,118	0.02	0.25	1.45	6.47	7.49
2022	24,938	11.75	12.55	307,220	0.01	0.25	1.45	(29.17)	(28.41)
2021	25,176	16.59	17.53	434,799	0.01	0.25	1.45	40.12	41.71
2020	26,873	11.84	12.55	321,081	0.01	0.25	1.45	(5.88)	(4.71)
Virtus KAR Small-Cap Growth Series
2024	48,974	27.50	30.70	1,395,780	—	0.25	1.25	5.16	6.23
2023	58,389	26.15	28.90	1,566,755	—	0.25	1.45	14.74	15.88
2022	33,178	22.79	24.94	799,947	—	0.25	1.45	(33.23)	(32.54)
2021	45,236	34.13	36.97	1,624,708	—	0.25	1.25	0.41	1.62
2020	41,193	33.99	36.84	1,450,876	—	0.25	1.45	38.34	39.97

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Virtus Newfleet Multi-Sector Intermediate Bond Series
2024	34,334	8.76	9.43	320,901	0.08	0.25	1.25	1.51	2.50
2023	15,922	8.63	9.20	143,587	0.05	0.25	1.45	4.10	5.14
2022	14,285	8.29	8.75	122,810	0.04	0.25	1.45	(13.28)	(12.41)
2021	12,099	9.56	9.99	119,700	0.01	0.25	1.45	(3.34)	(2.15)
2020	57,161	9.89	10.36	582,420	0.03	0.25	1.45	1.85	3.19
Virtus SGA International Growth Series
2024	41,112	7.47	8.15	331,651	—	0.25	1.25	(9.56)	(8.63)
2023	39,863	8.26	8.92	351,942	0.00	0.25	1.45	13.15	14.30
2022	45,238	7.30	7.81	349,964	—	0.25	1.45	(22.01)	(21.19)
2021	56,985	9.36	9.91	558,722	—	0.25	1.45	3.54	4.87
2020	90,912	9.04	9.45	849,898	—	0.25	1.45	18.32	19.62
Virtus Tactical Allocation Series (c)
2024	19,149	13.21	15.18	286,615	0.02	0.25	1.25	9.08	10.16
2023	21,133	12.11	13.78	283,692	0.01	0.25	1.45	17.12	18.28
2022	14,400	10.34	11.65	152,779	0.00	0.25	1.45	(33.46)	(32.78)
2021	18,560	15.54	17.33	293,684	0.00	0.25	1.45	2.85	4.15
2020	7,705	15.11	16.89	118,378	0.01	0.25	1.45	28.16	30.10
Voya MidCap Opportunities Portfolio
2024	8,936	18.91	25.44	218,278	—	0.25	1.25	10.39	11.48
2023	10,233	17.13	22.82	225,751	—	0.25	1.45	18.22	19.48
2022	10,051	14.49	19.10	185,880	—	0.25	1.45	(28.48)	(27.79)
2021	9,525	20.26	26.45	243,933	—	0.25	1.45	6.74	8.09
2020	2,215	18.98	24.85	54,225	—	0.25	1.45	34.42	36.09

(c)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
VY CBRE Global Real Estate Portfolio
2024	24,843	8.87	10.39	258,262	0.03	0.25	1.25	(4.21)	(3.26)
2023	16,333	9.26	10.74	175,435	0.01	0.25	1.45	7.42	8.59
2022	14,843	8.62	9.89	145,663	0.03	0.25	1.45	(28.35)	(27.65)
2021	14,453	12.03	13.67	196,061	0.02	0.25	1.45	28.12	29.70
2020	10,568	9.39	10.71	106,892	0.05	0.25	1.45	(9.36)	(8.23)
VY CBRE Real Estate Portfolio
2024	—	11.83	11.83	—	—	1.25	1.25	(0.17)	(0.17)
2023	—	11.85	11.85	—	—	1.25	1.45	9.12	9.12
2022	—	12.99	12.99	—	—	0.25	0.25	(29.56)	(29.56)
2021	32,526	18.44	18.44	599,805	0.00	0.25	0.25	46.93	46.93
2020	—	10.73	12.75	—	—	0.25	1.45	(10.73)	(9.64)
Western Asset Variable Global High Yield Bond
2024	97,986	8.68	10.66	1,030,589	0.05	0.25	1.35	2.08	3.27
2023	125,064	8.49	10.38	1,284,834	0.05	0.25	1.45	5.31	6.52
2022	128,861	8.06	8.90	1,257,437	0.05	0.25	1.45	(17.42)	(16.67)
2021	175,859	9.76	10.68	2,057,484	0.04	0.25	1.45	(3.37)	(2.20)
2020	176,766	10.10	12.13	2,136,722	0.02	0.25	1.45	2.43	3.74

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The additional fees for the mortality and expense risk charges applied to policies whose contract values are less than $100,000 are excluded from these ratios because they result in reductions of contract owner units, rather than direct reductions to the unit values. See Note 2.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

319